                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007



ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               26
--------------------------------------------------------------------------------

Trustees and Officers                                                         27

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       12.73%     9.34%     3.04%
Excluding sales charges  19.29     10.58      3.63

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                                                                           RUSSELL 1000 GROWTH
                                                         CLASS A                  S&P 500 INDEX                   INDEX
                                                         -------                  -------------            -------------------
10/31/97                                                   9450                       10000                       10000
                                                          11294                       12199                       12464
                                                          14824                       15331                       16733
                                                          16668                       16264                       18294
                                                          10258                       12214                       10987
                                                           8162                       10369                        8831
                                                           9469                       12526                       10758
                                                           9427                       13706                       11121
                                                          10456                       14901                       12102
                                                          11315                       17336                       13414
10/31/07                                                  13498                       19860                       15992

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       13.41%    9.48%      2.83%
Excluding sales charges  18.41     9.75       2.83

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                                                           RUSSELL 1000 GROWTH
                                                         CLASS B                  S&P 500 INDEX                   INDEX
                                                         -------                  -------------            -------------------
10/31/97                                                  10000                       10000                       10000
                                                          11854                       12199                       12464
                                                          15438                       15331                       16733
                                                          17227                       16264                       18294
                                                          10519                       12214                       10987
                                                           8305                       10369                        8831
                                                           9557                       12526                       10758
                                                           9444                       13706                       11121
                                                          10399                       14901                       12102
                                                          11169                       17336                       13414
10/31/07                                                  13225                       19860                       15992

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       17.45%    9.76%      2.84%
Excluding sales charges  18.45     9.76       2.84

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                                                           RUSSELL 1000 GROWTH
                                                         CLASS C                  S&P 500 INDEX                   INDEX
                                                         -------                  -------------            -------------------
10/31/97                                                  10000                       10000                       10000
                                                          11854                       12199                       12464
                                                          15438                       15331                       16733
                                                          17227                       16264                       18294
                                                          10519                       12214                       10987
                                                           8305                       10369                        8831
                                                           9557                       12526                       10758
                                                           9444                       13706                       11121
                                                          10399                       14901                       12102
                                                          11169                       17336                       13414
10/31/07                                                  13229                       19860                       15992

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Prior to 9/1/98 (for Class C shares) and 1/2/04 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses, and fee waivers/expense limitations of Class C and Class I shares upon initial offer. Unadjusted, the performance shown for the newer classes of shares might have been lower.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         20.01%    11.00%     3.83%

(LINE GRAPH FOR CLASS I IN $)

                                                                                                           RUSSELL 1000 GROWTH
                                                         CLASS I                  S&P 500 INDEX                   INDEX
                                                         -------                  -------------            -------------------
10/31/97                                                  10000                       10000                       10000
                                                          11969                       12199                       12464
                                                          15729                       15331                       16733
                                                          17690                       16264                       18294
                                                          10844                       12214                       10987
                                                           8644                       10369                        8831
                                                          10046                       12526                       10758
                                                          10021                       13706                       11121
                                                          11150                       14901                       12102
                                                          12135                       17336                       13414
10/31/07                                                  14564                       19860                       15992

                                                          ONE      FIVE       TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------------------------------------

Russell 1000(R) Growth Index(2)                          19.23%   12.61%      4.81%
S&P 500(R) Index(3)                                      14.56    13.88       7.10
Average Lipper large-cap growth fund(4)                  21.72    11.94       5.47

1. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 10.57% for Class A, 9.57% for Class B, 9.68% for Class C and 11.00% for Class I for the five-year period ended October 31, 2007, and 3.62% for Class A, 2.75% for Class B, 2.80% for Class C and 3.83% for Class I for the ten-year period then ended.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                     ENDING ACCOUNT                         VALUE (BASED
                                                      VALUE (BASED                        ON HYPOTHETICAL
                                 BEGINNING             ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                  ACCOUNT             RETURNS AND           PAID             RETURN AND            PAID
                                   VALUE               EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                       5/1/07                10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                   $1,000.00             $1,103.00           $ 6.57            $1,018.80            $ 6.31
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                   $1,000.00             $1,099.25           $10.53            $1,015.05            $10.11
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00             $1,099.25           $10.53            $1,015.05            $10.11
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00             $1,105.35           $ 3.45            $1,021.75            $ 3.31
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.24% for Class A, 1.99% for Class B and Class C, and 0.65% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.6
Short-Term Investments (collateral from securities lending                        10.9
  is 10.7%)
Liabilities in Excess of Cash and Other Assets                                   (10.5)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Southern Copper Corp.
 3.  Apple, Inc.
 4.  Google, Inc., Class A
 5.  National Oilwell Varco, Inc.
 6.  Precision Castparts Corp.
 7.  Cisco Systems, Inc.
 8.  Thermo Fisher Scientific, Inc.
 9.  NVIDIA Corp.
10.  Hewlett-Packard Co.

 8   MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Capital Appreciation Fund returned 19.29% for Class A shares, 18.41% for Class B shares and 18.45% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 20.01%. All share classes underperformed the 21.72% return of the average Lipper(1) large-cap growth fund for the 12-month reporting period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 19.23% return of the Russell 1000(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE, AND WHICH HAD A NEGATIVE IMPACT?

Sector weightings in the Fund result from our bottom-up, stock-by-stock selection process. During the reporting period, the Fund's top-performing sectors in terms of absolute and relative returns were technology, energy and materials. Consumer and retail stocks experienced the biggest absolute declines.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

Top-contributing stocks during the reporting period included Southern Copper, which produces copper and operates mining, smelting and refining facilities; National Oilwell Varco, an exploration and production services and equipment company, which experienced increased demand largely because of rising oil prices; and Apple Computer, which benefited from continued strong sales for its existing products and from the company's entry into the cellular phone handset market.

DURING THE REPORTING PERIOD, WHICH STOCKS DETRACTED FROM PERFORMANCE?

Holdings in financial services and retail detracted from the Fund's performance. First Marblehead, which provides services for private education loans, saw its share price decline on investor concerns about the credit markets and new entrants into the field of education loans. Merrill Lynch shares declined because of the company's exposure to collateralized debt obligations and mortgage-backed securities. J.C. Penney's shares fell on weaker-than-expected sales and because of investor concerns about consumer spending.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In light of their strong contributions to performance, Southern Copper and National Oilwell Varco were the Fund's most significant new positions. The Fund also initiated positions in ExxonMobil and Google during the reporting period.

We eliminated the Fund's positions in a number of industrial stocks, such as Danaher, which designs and manufactures industrial and consumer products; Federal Express, a worldwide express delivery company; and United Technologies, which provides high-technology products and support services to customers in the aerospace and building industries worldwide. We also eliminated some of the Fund's retail holdings, including Lowe's. The company sells goods and services for home improvement.

HOW DID THE FUND'S WEIGHTINGS AFFECT PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund remained significantly overweight relative to the Russell 1000(R) Growth Index in energy and modestly overweight in materials. Both of these positions contributed positively to the Fund's performance. Stock selection in the underweight health care sector also contributed positively to the Fund's results relative to the benchmark. On the other hand, a meaningful overweight in the consumer discretionary sector detracted from the Fund's performance.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                         SHARES            VALUE
COMMON STOCKS (99.6%) +
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
V  Precision Castparts Corp.                            194,200   $   29,093,102
                                                                  --------------

AUTOMOBILES (0.7%)
Harley-Davidson, Inc. (a)                               141,800        7,302,700
                                                                  --------------
BIOTECHNOLOGY (3.5%)
Celgene Corp. (b)                                       314,500       20,757,000
Genentech, Inc. (b)                                     229,300       16,998,009
                                                                  --------------
                                                                      37,755,009
                                                                  --------------
CAPITAL MARKETS (3.1%)
Goldman Sachs Group, Inc. (The)                          51,400       12,743,088
Merrill Lynch & Co., Inc.                               117,000        7,724,340
Morgan Stanley                                          183,400       12,335,484
                                                                  --------------
                                                                      32,802,912
                                                                  --------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
Manpower, Inc.                                          200,200       14,962,948
Robert Half International, Inc. (a)                     319,400        9,610,746
                                                                  --------------
                                                                      24,573,694
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.6%)
V  Cisco Systems, Inc. (b)                              854,700       28,256,382
                                                                  --------------
COMPUTERS & PERIPHERALS (7.2%)
V  Apple, Inc. (b)                                      210,000       39,889,500
V  Hewlett-Packard Co.                                  474,400       24,516,992
Network Appliance, Inc. (b)                             391,700       12,334,633
                                                                  --------------
                                                                      76,741,125
                                                                  --------------
CONSUMER FINANCE (0.5%)
First Marblehead Corp. (The) (a)                        138,300        5,370,189
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
IntercontinentalExchange, Inc. (a)(b)                   116,700       20,795,940
                                                                  --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
AT&T, Inc.                                              542,300       22,662,717
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Amphenol Corp. Class A                                  443,900       19,651,453
                                                                  --------------


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (11.9%)
Baker Hughes, Inc.                                      234,300   $   20,318,496
Cameron International Corp. (b)                         231,400       22,529,104
ENSCO International, Inc.                               247,100       13,711,579
Halliburton Co.                                         596,100       23,498,262
V  National Oilwell Varco, Inc. (b)                     403,600       29,559,664
Smith International, Inc.                               280,500       18,527,025
                                                                  --------------
                                                                     128,144,130
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Humana, Inc. (b)                                        252,300       18,909,885
                                                                  --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.0%)
NRG Energy, Inc. (b)                                    457,800       20,903,148
                                                                  --------------

INSURANCE (1.4%)
Assurant, Inc.                                          264,700       15,469,068
                                                                  --------------

INTERNET SOFTWARE & SERVICES (4.1%)
Akamai Technologies, Inc. (a)(b)                        351,500       13,775,285
V  Google, Inc. Class A (b)                              42,600       30,118,200
                                                                  --------------
                                                                      43,893,485
                                                                  --------------
IT SERVICES (1.2%)
Cognizant Technology Solutions Corp. Class A (b)        301,000       12,479,460
                                                                  --------------

LIFE SCIENCES TOOLS & SERVICES (2.4%)
V  Thermo Fisher Scientific, Inc. (b)                   442,300       26,011,663
                                                                  --------------

MEDIA (2.6%)
Comcast Corp. Class A (b)                               410,350        8,637,868
DIRECTV Group, Inc. (The) (b)                           744,500       19,714,360
                                                                  --------------
                                                                      28,352,228
                                                                  --------------
METALS & MINING (5.4%)
Allegheny Technologies, Inc. (a)                        164,500       16,806,965
V  Southern Copper Corp. (a)                            295,500       41,281,350
                                                                  --------------
                                                                      58,088,315
                                                                  --------------
MULTILINE RETAIL (3.9%)
J.C. Penney Co., Inc.                                   241,400       13,576,336
Kohl's Corp. (b)                                        272,800       14,995,816
Nordstrom, Inc.                                         325,100       12,821,944
                                                                  --------------
                                                                      41,394,096
                                                                  --------------

MULTI-UTILITIES (1.2%)
CenterPoint Energy, Inc. (a)                            788,600       13,216,936
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (5.5%)
ExxonMobil Corp.                                        139,900   $   12,869,401
Williams Cos., Inc.                                     633,800       23,127,362
XTO Energy, Inc.                                        347,500       23,067,050
                                                                  --------------
                                                                      59,063,813
                                                                  --------------
PHARMACEUTICALS (2.2%)
Schering-Plough Corp.                                   778,000       23,744,560
                                                                  --------------
ROAD & RAIL (1.8%)
Norfolk Southern Corp.                                  371,300       19,177,645
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Applied Materials, Inc.                               1,012,000       19,653,040
MEMC Electronic Materials, Inc. (b)                     320,300       23,452,366
V  NVIDIA Corp. (a)(b)                                  713,650       25,248,937
                                                                  --------------
                                                                      68,354,343
                                                                  --------------
SOFTWARE (7.6%)
BMC Software, Inc. (b)                                  414,200       14,016,528
V  Microsoft Corp.                                    1,185,100       43,623,531
Oracle Corp. (b)                                      1,089,400       24,151,998
                                                                  --------------
                                                                      81,792,057
                                                                  --------------
SPECIALTY RETAIL (7.1%)
Abercrombie & Fitch Co. Class A                         183,700       14,549,040
American Eagle Outfitters, Inc.                         476,800       11,338,304
AutoZone, Inc. (a)(b)                                   115,300       14,344,473
CarMax, Inc. (a)(b)                                     366,400        7,646,768
Limited Brands, Inc.                                    514,800       11,330,748
TJX Cos., Inc.                                          574,800       16,628,964
                                                                  --------------
                                                                      75,838,297
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (2.7%)
Coach, Inc. (b)                                         434,600       15,888,976
Polo Ralph Lauren Corp.                                 182,200       12,535,360
                                                                  --------------
                                                                      28,424,336
                                                                  --------------
Total Common Stocks
 (Cost $825,492,139)                                               1,068,262,688
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (10.9%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 $ 2,240,000   $    2,240,000
                                                                  --------------
Total Commercial Paper
 (Cost $2,240,000)                                                     2,240,000
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (10.7%)
State Street Navigator Securities Lending Prime
 Portfolio (c)                                      114,757,486      114,757,486
                                                                  --------------
Total Investment Company
 (Cost $114,757,486)                                                 114,757,486
                                                                  --------------
Total Short-Term Investments
 (Cost $116,997,486)                                                 116,997,486
                                                                  --------------
Total Investments
 (Cost $942,489,625)                                      110.5%   1,185,260,174(d)
Liabilities in Excess of Cash and Other Assets            (10.5)    (112,482,891)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,072,777,283
                                                    ===========   ==============

(a) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $111,218,359; cash collateral of $114,757,486 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) At October 31, 2007, cost is $942,538,274 for federal income tax purposes and net unrealized appreciation is as follows:

         Gross unrealized appreciation                    $279,758,902
         Gross unrealized depreciation                     (37,037,002)
                                                          ------------
         Net unrealized appreciation                      $242,721,900
                                                          ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $942,489,625) including
  $111,218,359 market value of securities
  loaned                                      $1,185,260,174
Cash                                                 102,036
Receivables:
  Investment securities sold                       4,039,891
  Dividends and interest                             548,173
  Fund shares sold                                   200,143
Other assets                                          20,660
                                              --------------
    Total assets                               1,190,171,077
                                              --------------
LIABILITIES:
Securities lending collateral                    114,757,486
Payables:
  Fund shares redeemed                               812,797
  Transfer agent (See Note 3)                        600,096
  Manager (See Note 3)                               573,246
  NYLIFE Distributors (See Note 3)                   453,075
  Shareholder communication                          125,113
  Professional fees                                   42,160
  Trustees                                            13,251
  Custodian                                            7,069
Accrued expenses                                       9,501
                                              --------------
    Total liabilities                            117,393,794
                                              --------------
Net assets                                    $1,072,777,283
                                              ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                 $      285,077
Additional paid-in capital                       762,883,709
                                              --------------
                                                 763,168,786
Accumulated net realized gain on investments      66,837,948
Net unrealized appreciation on investments       242,770,549
                                              --------------
Net assets                                    $1,072,777,283
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  754,213,568
                                              ==============
Shares of beneficial interest outstanding         19,423,876
                                              ==============
Net asset value per share outstanding         $        38.83
Maximum sales charge (5.50% of offering
  price)                                                2.26
                                              --------------
Maximum offering price per share outstanding  $        41.09
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  311,589,906
                                              ==============
Shares of beneficial interest outstanding          8,889,781
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.05
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    5,442,704
                                              ==============
Shares of beneficial interest outstanding            155,262
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.05
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $    1,531,105
                                              ==============
Shares of beneficial interest outstanding             38,798
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        39.46
                                              ==============

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  8,860,646
  Interest                                           789,207
  Income from securities loaned--net                 789,011
                                                -------------
    Total income                                  10,438,864
                                                -------------
EXPENSES:
  Manager (See Note 3)                             6,179,731
  Transfer agent--Classes A, B and C
    (See Note 3)                                   3,575,389
  Distribution/Service--Class A (See Note 3)       1,766,901
  Service--Class B (See Note 3)                      863,622
  Service--Class C (See Note 3)                       13,623
  Distribution--Class B (See Note 3)               2,590,866
  Distribution--Class C (See Note 3)                  40,869
  Shareholder communication                          176,733
  Professional fees                                  174,459
  Recordkeeping                                      132,461
  Registration                                        78,686
  Trustees                                            57,565
  Custodian                                           29,499
  Miscellaneous                                       44,855
                                                -------------
    Total expenses                                15,725,259
                                                -------------
Net investment loss                               (5,286,395)
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                 251,499,379
Net change in unrealized appreciation on
  investments                                    (62,640,510)
                                                -------------
Net realized and unrealized gain on
  investments                                    188,858,869
                                                -------------
Net increase in net assets resulting from
  operations                                    $183,572,474
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                          2007                  2006
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (5,286,395)  $  (11,223,939)
 Net realized gain on investments       251,499,379       54,523,653
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3 (B) on
  page 19.)                                      --        3,205,000
 Net change in unrealized
  appreciation on investments           (62,640,510)      44,444,576
                                     -------------------------------
 Net increase in net assets
  resulting from operations             183,572,474       90,949,290
                                     -------------------------------

Capital share transactions:
 Net proceeds from sale of shares        57,847,613      138,871,019
 Cost of shares redeemed               (270,047,730)    (347,475,978)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                               68,546,841      498,514,133
   Class B                              (68,546,841)    (498,514,133)
                                     -------------------------------
   Decrease in net assets derived
    from capital share transactions    (212,200,117)    (208,604,959)
                                     -------------------------------
   Net decrease in net assets           (28,627,643)    (117,655,669)

NET ASSETS:
Beginning of year                     1,101,404,926    1,219,060,595
                                     -------------------------------
End of year                          $1,072,777,283   $1,101,404,926
                                     ===============================

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                                                                                    JANUARY 1,
                                                                                                       2003*
                                                                                                      THROUGH         YEAR ENDED
                                                          YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                              2007          2006          2005          2004           2003              2002
Net asset value at beginning of period      $  32.55      $  30.08      $  27.12      $  27.24       $  22.49          $  32.86
                                            --------      --------      --------      --------      -----------      ------------
Net investment loss (a)                        (0.09)        (0.20)        (0.12)(b)     (0.13)         (0.09)            (0.13)
Net realized and unrealized gain (loss) on
  investments                                   6.37          2.67 (e)      3.08          0.01           4.84            (10.24)
                                            --------      --------      --------      --------      -----------      ------------
Total from investment operations                6.28          2.47          2.96         (0.12)          4.75            (10.37)
                                            --------      --------      --------      --------      -----------      ------------
Net asset value at end of period            $  38.83      $  32.55      $  30.08      $  27.12       $  27.24          $  22.49
                                            ========      ========      ========      ========      ===========      ============
Total investment return (c)                    19.29%         8.21%(d)(e)    10.91%      (0.44%)        21.12%(f)        (31.56%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.25%)       (0.63%)       (0.41%)(b)    (0.48%)        (0.45%)+          (0.48%)
  Net expenses                                  1.24%         1.30%         1.27%         1.25%          1.30%+            1.28%
  Expenses (before reimbursement)               1.24%         1.31%(d)      1.27%         1.25%          1.30%+            1.23%
Portfolio turnover rate                           91%           23%           27%           28%            19%               69%
Net assets at end of period (in 000's)      $754,214      $701,374      $220,611      $268,199       $335,484          $277,526

                                                                               CLASS C
                                            -----------------------------------------------------------------------------
                                                                                            JANUARY 1,
                                                                                               2003*
                                                                                              THROUGH         YEAR ENDED
                                                      YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
                                             2007        2006        2005        2004          2003              2002
Net asset value at beginning of period      $29.60      $27.56      $25.03      $25.33        $ 21.05          $ 31.00
                                            ------      ------      ------      ------      -----------      ------------
Net investment income (loss) (a)             (0.31)      (0.39)      (0.31)(b)   (0.32)         (0.23)           (0.32)
Net realized and unrealized gain (loss) on
  investments                                 5.76        2.43 (e)    2.84        0.02           4.51            (9.63)
                                            ------      ------      ------      ------      -----------      ------------
Total from investment operations              5.45        2.04        2.53       (0.30)          4.28            (9.95)
                                            ------      ------      ------      ------      -----------      ------------
Net asset value at end of period            $35.05      $29.60      $27.56      $25.03        $ 25.33          $ 21.05
                                            ======      ======      ======      ======      ===========      ============
Total investment return (c)                  18.45%       7.40%(d)(e)  10.11%    (1.18%)        20.33%(f)       (32.10%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)               (1.00%)     (1.35%)     (1.16%)(b)  (1.23%)        (1.20%)+         (1.23%)
  Net expenses                                1.99%       2.05%       2.02%       2.00%          2.05%+           2.03%
  Expenses (before reimbursement)             1.99%       2.06%(d)    2.02%       2.00%          2.05%+           1.98%
Portfolio turnover rate                         91%         23%         27%         28%            19%              69%
Net assets at end of period (in 000's)      $5,443      $5,953      $7,120      $8,694        $10,475          $ 9,819

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and
     0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class I Shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for
     Class A, 0.27% for Class I and 0.72% for Class B and 0.32% for Class C, respectively.
(f)  Total return is not annualized.

 16   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    CLASS B
    -------------------------------------------------------------------------------------------------------
                                                                           JANUARY 1,
                                                                              2003*
                                                                             THROUGH            YEAR ENDED
                        YEAR ENDED OCTOBER 31,                             OCTOBER 31,         DECEMBER 31,
      2007             2006              2005              2004               2003                 2002
    $  29.60         $  27.56          $  25.03         $    25.33         $    21.05           $    30.99
    --------         --------          --------         ----------         -----------         ------------
       (0.31)           (0.38)            (0.31)(b)          (0.32)             (0.23)               (0.32)
        5.76             2.42 (e)          2.84               0.02               4.51                (9.62)
    --------         --------          --------         ----------         -----------         ------------
        5.45             2.04              2.53              (0.30)              4.28                (9.94)
    --------         --------          --------         ----------         -----------         ------------
    $  35.05         $  29.60          $  27.56         $    25.03         $    25.33           $    21.05
    ========         ========          ========         ==========         ===========         ============
       18.41%            7.40%(d)(e)      10.11%             (1.18%)            20.33%(f)           (32.07%)
       (0.99%)          (1.31%)           (1.16%)(b)         (1.23%)            (1.20%)+             (1.23%)
        1.99%            2.05%             2.02%              2.00%              2.05%+               2.03%
        1.99%            2.06%(d)          2.02%              2.00%              2.05%+               1.98%
          91%              23%               27%                28%                19%                  69%
    $311,590         $394,077          $991,328         $1,134,299         $1,300,835           $1,165,260

                           CLASS I
--------------------------------------------------------------
                                                   JANUARY 2,
                                                     2004**
                                                     THROUGH
             YEAR ENDED OCTOBER 31,                OCTOBER 31,
     2007            2006             2005            2004
    $32.88         $  30.21          $ 27.15         $ 28.48
    ------         --------          -------       -----------
      0.03             0.14            (0.06)(b)       (0.11)
      6.55             2.53 (e)         3.12           (1.22)
    ------         --------          -------       -----------
      6.58             2.67             3.06           (1.33)
    ------         --------          -------       -----------
    $39.46         $  32.88          $ 30.21         $ 27.15
    ======         ========          =======       ===========
     20.01%            8.84%(d)(e)     11.27%          (4.67%)(f)
      0.09%            0.44%           (0.18%)(b)      (0.11%)+
      0.65%            0.60%            1.04%           0.88%+
      0.65%            0.61%(d)         1.04%           0.88%+
        91%              23%              27%             28%
    $1,531         $      1          $     1         $     1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

 18   MainStay Capital Appreciation Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 20) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Trust, on behalf of the Fund, pays NYLIM a monthly fee for services performed and the facilities furnished at an annual percentage rate of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $6,179,731.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 9 on page 22.)

                                                    www.mainstayfunds.com     19

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $120,946. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $71,455 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $9,716, $499,477 and $1,014, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $3,575,389.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                   $349,216       0.0*%
--------------------------------------------------------------
Class C                                         97       0.0*
--------------------------------------------------------------
Class I                                      1,386       0.1
--------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $39,393.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $132,461 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY   CAPITAL GAIN    TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME       (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
  $  --     $66,886,597     $     --      $242,721,900    $309,608,497
 ---------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassification between net investment loss and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                            ACCUMULATED
     ACCUMULATED            NET REALIZED            ADDITIONAL
    NET INVESTMENT         GAIN (LOSS) ON            PAID-IN
    INCOME (LOSS)           INVESTMENTS              CAPITAL
      $5,286,395               $  --               $(5,286,395)
 ------------------------------------------------------------------

 20   MainStay Capital Appreciation Fund

The reclassifications for the Fund are primarily due to net operating loss.

The Fund utilized $183,500,350 of capital loss carryforwards during the year ended October 31, 2007.


NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:
The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $944,625 and $1,134,953, respectively.
NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES     AMOUNT
Year ended October 31, 2007:
Shares sold                                  954  $  33,360
Shares redeemed                           (5,030)  (174,626)
                                          -----------------
Net decrease in shares outstanding
  before conversion                       (4,076)  (141,266)
Shares converted from Class B (See Note
  1)                                       1,953     68,547
                                          -----------------
Net decrease                              (2,123) $ (72,719)
                                          =================
Year ended October 31, 2006:
Shares sold                                3,307  $ 104,530
Shares redeemed                           (4,683)  (149,012)
                                          -----------------
Net decrease in shares outstanding
  before conversion                       (1,376)   (44,482)
                                          -----------------
Shares converted from Class B (See Note
  1)                                      15,588    498,514
                                          -----------------
Net increase                              14,212  $ 454,032
                                          =================

CLASS B                                   SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                                  859   $  22,356
Shares redeemed                           (3,126)    (93,236)
                                         -------------------
Net decrease in shares outstanding
  before conversion                       (2,267)    (70,880)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (2,157)    (68,547)
                                         -------------------
Net decrease                              (4,424)  $(139,427)
                                         ===================
Year ended October 31, 2006:
Shares sold                                1,100   $  32,002
Shares redeemed                           (6,728)   (194,560)
                                         -------------------
Net decrease in shares outstanding
  before conversion                       (5,628)   (162,558)
Shares reacquired upon conversion into
  Class A (See Note 1)                   (17,032)   (498,514)
                                         -------------------
Net decrease                             (22,660)  $(661,072)
                                         ===================

                                                    www.mainstayfunds.com     21

CLASS C                                    SHARES    AMOUNT
Year ended October 31, 2007:
Shares sold                                  20     $   626
                                           ----------------
Shares redeemed                             (66)     (2,050)
                                           ----------------
Net decrease                                (46)    $(1,424)
                                           ----------------
Year ended October 31, 2006:
Shares sold                                  26     $   762
                                           ----------------
Shares redeemed                             (83)     (2,418)
                                           ----------------
Net decrease                                (57)    $(1,656)
                                           ----------------

CLASS I                                    SHARES    AMOUNT
Year ended October 31, 2007:
Shares sold                                  42     $ 1,506
                                           ----------------
Shares redeemed                              (3)       (136)
                                           ----------------
Net increase                                 39     $ 1,370
                                           ----------------
Year ended October 31, 2006:
Shares sold                                  48     $ 1,577
                                           ----------------
Shares redeemed                             (48)     (1,486)
                                           ----------------
Net increase                                 --(a)  $    91
                                           ----------------

(a) Less than one thousand.

NOTE 9--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Capital Appreciation Fund was $3,205,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes", an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22   MainStay Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Capital Appreciation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Capital Appreciation Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     23

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance over various time periods reviewed.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints that would reduce the Fund's management fee at levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders

 24   MainStay Capital Appreciation Fund
would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund, although they also noted that the Fund's asset size had decreased over the past several years. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

   CAPITAL
 APPRECIATION        VOTES         VOTES
     FUND             FOR        WITHHELD    ABSTENTIONS       TOTAL
Susan B.
 Kerley          8,157,999.107  134,410.017   9,602.000    8,302,011.124
------------------------------------------------------------------------
Alan R.
 Latshaw         8,174,089.307  118,319.817   9,602.000    8,302,011.124
------------------------------------------------------------------------
Peter Meenan     8,160,080.043  132,329.081   9,602.000    8,302,011.124
------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      8,176,947.965  115,461.159   9,602.000    8,302,011.124
------------------------------------------------------------------------
Richard S.
 Trutanic        8,161,315.920  131,093.204   9,602.000    8,302,011.124
------------------------------------------------------------------------
Roman L. Weil    8,157,912.954  134,496.170   9,602.000    8,302,011.124
------------------------------------------------------------------------
John A.
 Weisser         8,176,561.247  115,847.877   9,602.000    8,302,011.124
------------------------------------------------------------------------
Brian A.
 Murdock         8,158,920.305  133,488.819   9,602.000    8,302,011.124
------------------------------------------------------------------------

This resulted in approval of the proposal.

 26   MainStay Capital Appreciation Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004 to 2006)                     funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 28   MainStay Capital Appreciation Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

 30   MainStay Capital Appreciation Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872         (RECYCLE LOGO)   MS329-07                     MSCA11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    MainStay Funds

                    Annual Report
                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       27
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     28
--------------------------------------------------------------------------------

Federal Income Tax Information                                                30
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               30
--------------------------------------------------------------------------------

Trustees and Officers                                                         31

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        6.07%  10.93%    4.99%
Excluding sales charges  12.24   12.19     5.62

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS A                  S&P 500 INDEX            RUSSELL 1000 INDEX
                                                         -------                  -------------            ------------------
6/01/98                                                    9450                       10000                       10000
                                                           9894                       10133                       10036
                                                          12606                       12734                       12603
                                                          14580                       13510                       13744
                                                          10706                       10146                       10166
                                                           8902                        8613                        8681
                                                          10255                       10404                       10619
                                                          10946                       11385                       11609
                                                          12106                       12378                       12825
                                                          14095                       14400                       14880
10/31/07                                                  15821                       16497                       17117

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        6.39%  11.11%    4.84%
Excluding sales charges  11.39   11.38     4.84

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS B                  S&P 500 INDEX            RUSSELL 1000 INDEX
                                                         -------                  -------------            ------------------
6/01/98                                                   10000                       10000                       10000
                                                          10430                       10133                       10036
                                                          13200                       12734                       12603
                                                          15149                       13510                       13744
                                                          11038                       10146                       10166
                                                           9108                        8613                        8681
                                                          10418                       10404                       10619
                                                          11038                       11385                       11609
                                                          12124                       12378                       12825
                                                          14013                       14400                       14880
10/31/07                                                  15609                       16497                       17117

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.47%  11.38%    4.84%
Excluding sales charges  11.47   11.38     4.84

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS C                  S&P 500 INDEX            RUSSELL 1000 INDEX
                                                         -------                  -------------            ------------------
6/01/98                                                   10000                       10000                       10000
                                                          10430                       10133                       10036
                                                          13200                       12734                       12603
                                                          15149                       13510                       13744
                                                          11038                       10146                       10166
                                                           9108                        8613                        8681
                                                          10408                       10404                       10619
                                                          11038                       11385                       11609
                                                          12124                       12378                       12825
                                                          14003                       14400                       14880
10/31/07                                                  15609                       16497                       17117

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         13.03%  12.72%    6.01%

(PERFORMANCE GRAPH)

                                                         CLASS I                  S&P 500 INDEX            RUSSELL 1000 INDEX
                                                         -------                  -------------            ------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
                                                        10478.00                    10133.00                    10036.00
                                                        13384.00                    12734.00                    12603.00
                                                        15517.00                    13510.00                    13744.00
                                                        11422.00                    10146.00                    10166.00
                                                         9523.00                     8613.00                     8681.00
                                                        10999.00                    10404.00                    10619.00
                                                        11773.00                    11385.00                    11609.00
                                                        13083.00                    12378.00                    12825.00
                                                        15332.00                    14400.00                    14880.00
10/31/07                                                17331.00                    16497.00                    17117.00

                                      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                YEAR    YEARS   INCEPTION
--------------------------------------------------------------

S&P 500(R) Index(1)                  14.56%  13.88%    5.46%
Russell 1000(R) Index(2)             15.03   14.54     5.87
Average Lipper large-cap core
  fund(3)                            14.56   12.58     4.77

or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for fees, estimated expenses and fee waivers/expense limitations of Class C shares upon initial offer. From inception through 12/27/04, performance of Class I shares (first offered 12/28/04) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class I shares upon initial offer. Unadjusted, performance shown for the newer classes of shares might have been lower.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell 1000(R) Index is an unmanaged index that mea-sures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Common Stock Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,037.75           $ 6.63            $1,018.55            $ 6.56
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,034.10           $10.46            $1,014.80            $10.36
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,034.10           $10.46            $1,014.80            $10.36
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,041.30           $ 3.19            $1,021.90            $ 3.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.29% for Class A, 2.04% for Class B and Class C, and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.6
Short-Term Investment (collateral from securities lending is                       5.9
  5.9%)
Investment Company                                                                 2.2
Liabilities in Excess of Cash and Other Assets                                    (5.7)

* Includes 5.9% of Short-Term Investment Company Securities.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Microsoft Corp.
 3.  General Electric Co.
 4.  S&P 500 Index--SPDR Trust Series 1
 5.  Citigroup, Inc.
 6.  Pfizer, Inc
 7.  International Business Machines Corp.
 8.  Procter & Gamble Co. (The)
 9.  Verizon Communications, Inc.
10.  ConocoPhillips

 8   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Common Stock Fund returned 12.24% for Class A shares, 11.39% for Class B shares and 11.47% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 13.03%. All share classes underperformed the 14.56% return of the average Lipper(1) large-cap core fund and the 14.56% return of the S&P 500(R) Index,(2) for the 12-months ended October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH SECTORS WERE WEAK?

The sectors that made the greatest positive contri-butions to the Fund's performance relative to the S&P 500(R) Index were financials, materials and energy. The Fund generally had underweight positions in the financial stocks that had the greatest exposure to the mortgage crisis, such as Countrywide Financial. The Fund enjoyed overweight positions in materials stocks that benefitted from rising commodity prices. Significant exposure to energy stocks also helped performance when the price of oil climbed to new highs.

Information technology, consumer discretionary and health care were the Fund's weakest-performing sectors relative to the S&P 500(R) Index. The Fund maintained an overweight position in information technology, which was one of the best-performing sectors during the reporting period. Unfortunately, underweight positions in strong performers such as Apple and Google detracted from the Fund's relative results. An overweight position in the consumer discretionary sector hurt performance when many of the Fund's holdings were adversely affected by a slowdown in construction and by difficulties in the subprime mortgage market. In the health care sector, significant exposure to a number of managed health care stocks, including UnitedHealth Group, hurt performance.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The three strongest individual contributors to the Fund's performance during the reporting period were Freeport-McMoRan, National Oilwell Varco and Cummins. Freeport-McMoRan, a copper and gold mining company, benefited from the rising price of copper. National Oilwell Varco, an oil & gas equipment & services company, performed well, as the rising price of oil caused demand for the company's products to soar. Cummins, a manufacturer of engines and related technologies, saw its stock price rise as its clean diesel technology catapulted the company into a leadership position in its industry.

WHICH INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Major detractors from the Fund's performance during the reporting period were Circuit City Stores and Lennar. Both companies were affected by the slowdown in consumer spending. A sizable position in Merrill Lynch also hurt the Fund's performance when it became clear that the company faced large losses on its subprime mortgage exposure.

WHAT WERE SOME OF THE FUND'S PURCHASES AND SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive valuations, reliable earnings and strong price trends. Among the stocks purchased by the Fund during the reporting period were Microsoft and EMC. Both of these stocks appeared reasonably valued, and both were benefiting from continued strength in technology spending. Securities that were sold during the reporting period included Kohl's and Regions Financial. We sold Regions Financial to reduce the Fund's exposure to financials, and we sold Kohl's to reduce exposure to the U.S. consumer.

DID THE FUND HAVE ANY SIGNIFICANT UNDERWEIGHT OR OVERWEIGHT POSITIONS AT THE END OF THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the S&P 500(R) Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

During the reporting period, the Fund's weightings in the financials and consumer discretionary sectors decreased. The Fund's weightings in energy and industrials increased.

As of October 31, 2007, the Fund was overweight relative to the S&P 500(R) Index in Northern Trust, a bank that appeared to have little exposure to subprime mortgages, and McKesson, a health care distributor that has benefited from the move to keep health costs down.

At the end of October 2007, the Fund held underweight positions in Target, which had been hurt by a slowdown in consumer spending, and in Comcast, which suffered from competitive pressures. Despite continued strong performance, Apple and Google were also underweight at the end of the reporting period because our proprietary model found them expensive.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Common Stock Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                        SHARES          VALUE
COMMON STOCKS (97.6%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                                        29,858   $  2,943,700
Honeywell International, Inc.                           22,363      1,350,949
Lockheed Martin Corp.                                   25,144      2,766,846
Raytheon Co.                                            22,813      1,451,135
                                                                 ------------
                                                                    8,512,630
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.5%)
FedEx Corp.                                             14,336      1,481,482
                                                                 ------------
AIRLINES (0.3%)
Southwest Airlines Co.                                  54,917        780,371
                                                                 ------------

AUTO COMPONENTS (0.1%)
BorgWarner, Inc.                                         3,180        336,158
                                                                 ------------
AUTOMOBILES (0.0%)++
Thor Industries, Inc.                                       43          2,064
                                                                 ------------

BEVERAGES (1.1%)
Coca-Cola Co. (The)                                     10,115        624,702
Coca-Cola Enterprises, Inc.                             44,377      1,145,370
Pepsi Bottling Group, Inc. (The)                        19,056        820,932
PepsiCo, Inc.                                            8,278        610,254
                                                                 ------------
                                                                    3,201,258
                                                                 ------------
BUILDING PRODUCTS (0.3%)
Masco Corp.                                             37,884        912,240
                                                                 ------------

CAPITAL MARKETS (6.2%)
Ameriprise Financial, Inc.                              34,199      2,153,853
Bank of New York Mellon Corp. (The)                     56,421      2,756,166
Charles Schwab Corp. (The)                             112,686      2,618,823
Goldman Sachs Group, Inc. (The)                          5,200      1,289,184
Janus Capital Group, Inc. (a)                            9,212        317,906
Lehman Brothers Holdings, Inc.                           5,144        325,821
Merrill Lynch & Co., Inc.                               41,548      2,742,999
Morgan Stanley                                          49,475      3,327,689
Northern Trust Corp.                                    41,856      3,147,990
                                                                 ------------
                                                                   18,680,431
                                                                 ------------
CHEMICALS (0.6%)
Albemarle Corp.                                          2,347        112,093
Ashland, Inc.                                            8,265        485,321
Cabot Corp.                                              2,727         95,472
CF Industries Holdings, Inc.                               692         60,827
Lubrizol Corp. (The)                                     7,294        495,117
Lyondell Chemical Co.                                   11,947        566,885
Terra Industries, Inc. (a)(b)                            2,603         96,025
                                                                 ------------
                                                                    1,911,740
                                                                 ------------


                                                        SHARES          VALUE
COMMERCIAL BANKS (0.5%)
National City Corp.                                      2,585   $     62,686
PNC Financial Services Group, Inc.                         681         49,141
Wachovia Corp.                                           4,583        209,581
Wells Fargo & Co.                                       34,152      1,161,510
                                                                 ------------
                                                                    1,482,918
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Allied Waste Industries, Inc. (a)(b)                    24,649        311,563
ChoicePoint, Inc. (b)                                    5,020        197,386
Dun & Bradstreet Corp. (The)                             3,138        303,915
                                                                 ------------
                                                                      812,864
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc. (b)                                 67,594      2,234,658
Juniper Networks, Inc. (b)                              29,147      1,049,292
QUALCOMM, Inc.                                          18,427        787,386
                                                                 ------------
                                                                    4,071,336
                                                                 ------------
COMPUTERS & PERIPHERALS (5.9%)
Apple, Inc. (b)                                          8,723      1,656,934
EMC Corp. (b)                                          138,242      3,509,964
Hewlett-Packard Co.                                     90,472      4,675,593
V  International Business Machines Corp.                43,690      5,073,283
Lexmark International, Inc. Class A (a)(b)              13,940        585,341
Network Appliance, Inc. (b)                             53,600      1,687,864
QLogic Corp. (b)                                         2,979         46,264
Western Digital Corp. (b)                               19,739        511,635
                                                                 ------------
                                                                   17,746,878
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.5%)
Fluor Corp.                                             19,447      3,072,626
KBR, Inc. (b)                                           26,492      1,135,977
Quanta Services, Inc. (a)(b)                             8,617        284,361
                                                                 ------------
                                                                    4,492,964
                                                                 ------------
CONSUMER FINANCE (1.6%)
American Express Co.                                    14,149        862,382
Capital One Financial Corp.                             36,249      2,377,572
Discover Financial Services                             74,842      1,444,451
SLM Corp.                                                1,377         64,939
                                                                 ------------
                                                                    4,749,344
                                                                 ------------
CONTAINERS & PACKAGING (0.3%)
Ball Corp.                                               5,746        284,887
Pactiv Corp. (b)                                        18,037        495,476
                                                                 ------------
                                                                      780,363
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES (0.1%)
Regis Corp.                                                723   $     24,293
Sotheby's Holdings, Inc. Class A (a)                     2,653        143,713
                                                                 ------------
                                                                      168,006
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (3.3%)
Bank of America Corp.                                   57,196      2,761,423
V  Citigroup, Inc.                                     132,654      5,558,203
JPMorgan Chase & Co.                                    31,483      1,479,701
                                                                 ------------
                                                                    9,799,327
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T, Inc.                                              84,817      3,544,502
CenturyTel, Inc.                                         2,569        113,164
Citizens Communications Co.                              6,727         88,527
Embarq Corp.                                             3,540        187,337
V  Verizon Communications, Inc.                        103,457      4,766,264
                                                                 ------------
                                                                    8,699,794
                                                                 ------------
ELECTRIC UTILITIES (0.8%)
Edison International                                    39,932      2,319,650
Entergy Corp.                                              289         34,642
                                                                 ------------
                                                                    2,354,292
                                                                 ------------
ELECTRICAL EQUIPMENT (0.1%)
Rockwell Automation, Inc.                                3,301        227,373
Thomas & Betts Corp. (a)(b)                              3,131        175,367
                                                                 ------------
                                                                      402,740
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Arrow Electronics, Inc. (b)                             16,901        675,702
Avnet, Inc. (b)                                         14,551        607,068
Molex, Inc.                                              2,905         82,967
Tektronix, Inc.                                            434         16,427
Tyco Electronics, Ltd.                                  35,317      1,259,757
                                                                 ------------
                                                                    2,641,921
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (3.5%)
Cameron International Corp. (b)                          1,643        159,962
ENSCO International, Inc. (a)                           21,952      1,218,116
Grant Prideco, Inc. (b)                                  1,498         73,642
Halliburton Co.                                         68,349      2,694,318
Helmerich & Payne, Inc.                                  2,645         83,635
Nabors Industries, Ltd. (b)                             10,953        307,560
National Oilwell Varco, Inc. (b)                        24,433      1,789,473
Patterson-UTI Energy, Inc.                              16,408        327,176
Pride International, Inc. (b)                           12,722        469,442
Schlumberger, Ltd.                                       8,140        786,080
Tidewater, Inc. (a)                                      6,033        329,824
Transocean, Inc. (b)                                    19,313      2,305,393
                                                                 ------------
                                                                   10,544,621
                                                                 ------------


                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (0.2%)
Kroger Co. (The)                                           857   $     25,187
Wal-Mart Stores, Inc.                                    9,841        444,912
                                                                 ------------
                                                                      470,099
                                                                 ------------
FOOD PRODUCTS (0.5%)
Corn Products International, Inc.                        2,106         89,589
Dean Foods Co.                                           5,386        149,569
General Mills, Inc.                                     22,160      1,279,297
J.M. Smucker Co. (The)                                     951         50,812
Tyson Foods, Inc. Class A (a)                            4,564         72,111
                                                                 ------------
                                                                    1,641,378
                                                                 ------------
GAS UTILITIES (0.2%)
AGL Resources, Inc.                                      1,300         51,389
ONEOK, Inc.                                              9,906        494,706
                                                                 ------------
                                                                      546,095
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Advanced Medical Optics, Inc. (a)(b)                     1,488         40,846
Baxter International, Inc.                               7,291        437,533
Covidien, Ltd.                                          22,247        925,475
Edwards Lifesciences Corp. (b)                             674         33,848
                                                                 ------------
                                                                    1,437,702
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (6.8%)
Aetna, Inc.                                             45,930      2,579,888
AmerisourceBergen Corp.                                 26,587      1,252,514
Cardinal Health, Inc.                                    7,913        538,321
CIGNA Corp.                                              6,742        353,888
Coventry Health Care, Inc. (a)(b)                       23,022      1,388,457
Health Net, Inc. (b)                                    11,827        634,045
Humana, Inc. (b)                                        24,927      1,868,279
Lincare Holdings, Inc. (a)(b)                            5,877        204,343
McKesson Corp.                                          38,346      2,534,671
Medco Health Solutions, Inc. (b)                        30,703      2,897,749
UnitedHealth Group, Inc.                                65,251      3,207,087
WellCare Health Plans, Inc. (a)(b)                       3,258         78,811
WellPoint, Inc. (b)                                     36,279      2,874,385
                                                                 ------------
                                                                   20,412,438
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Brinker International, Inc.                              3,932         99,833
CBRL Group, Inc.                                           701         27,970
Darden Restaurants, Inc. (a)                             5,629        242,047
Harrah's Entertainment, Inc.                             3,978        351,059
Wendy's International, Inc.                             13,762        478,367
                                                                 ------------
                                                                    1,199,276
                                                                 ------------
HOUSEHOLD DURABLES (0.9%)
American Greetings Corp. Class A                         2,090         55,051
Black & Decker Corp.                                     9,750        876,623
Centex Corp. (a)                                        11,520        288,691
D.R. Horton, Inc.                                       22,305        283,050
Harman International Industries, Inc.                      516         43,447

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
KB Home (a)                                              8,335   $    230,379
Lennar Corp. Class A (a)                                20,635        471,510
M.D.C. Holdings, Inc.                                       29          1,175
Mohawk Industries, Inc. (a)(b)                           1,596        136,203
NVR, Inc. (b)                                              316        150,337
Pulte Homes, Inc. (a)                                    8,431        125,116
                                                                 ------------
                                                                    2,661,582
                                                                 ------------
HOUSEHOLD PRODUCTS (2.2%)
Kimberly-Clark Corp.                                    24,560      1,741,058
V  Procter & Gamble Co. (The)                           70,351      4,890,802
                                                                 ------------
                                                                    6,631,860
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
AES Corp. (The) (b)                                     99,267      2,125,306
                                                                 ------------

INDUSTRIAL CONGLOMERATES (3.2%)
V  General Electric Co.                                171,673      7,066,061
Teleflex, Inc.                                           4,154        304,114
Tyco International, Ltd.                                58,383      2,403,628
                                                                 ------------
                                                                    9,773,803
                                                                 ------------
INSURANCE (9.6%)
ACE, Ltd.                                               38,174      2,313,726
Aflac, Inc.                                             29,545      1,854,835
Allstate Corp. (The)                                    46,197      2,420,723
American Financial Group, Inc.                           2,151         64,315
American International Group, Inc.                      26,491      1,672,112
Aon Corp.                                               35,308      1,600,159
Assurant, Inc.                                          14,493        846,971
Chubb Corp. (The)                                       37,267      1,988,194
Everest Re Group, Ltd.                                     508         54,122
Fidelity National Financial, Inc. Class A                8,886        136,756
First American Corp.                                     1,126         33,893
Genworth Financial, Inc. Class A                        31,143        850,204
Hartford Financial Services Group, Inc. (The)           20,726      2,011,044
HCC Insurance Holdings, Inc.                            11,286        337,339
Lincoln National Corp.                                  44,009      2,744,841
Old Republic International Corp.                        23,961        367,322
Principal Financial Group, Inc.                         36,354      2,460,075
Prudential Financial, Inc.                              21,832      2,111,591
Travelers Cos., Inc. (The)                              49,961      2,608,464
W.R. Berkley Corp.                                      17,843        536,896
XL Capital, Ltd. Class A                                27,352      1,967,976
                                                                 ------------
                                                                   28,981,558
                                                                 ------------
INTERNET & CATALOG RETAIL (0.4%)
Expedia, Inc. (b)                                        8,111        264,905
IAC/InterActiveCorp. (b)                                30,817        907,869
                                                                 ------------
                                                                    1,172,774
                                                                 ------------


                                                        SHARES          VALUE
INTERNET SOFTWARE & SERVICES (0.6%)
eBay, Inc. (b)                                          20,653   $    745,573
Google, Inc. Class A (a)(b)                              1,495      1,056,965
ValueClick, Inc. (b)                                        38          1,033
                                                                 ------------
                                                                    1,803,571
                                                                 ------------
IT SERVICES (1.3%)
Acxiom Corp.                                                53            696
Affiliated Computer Services, Inc. Class A (b)           7,635        386,789
Computer Sciences Corp. (b)                             25,668      1,498,755
Convergys Corp. (b)                                     17,813        326,512
CSG Systems International, Inc. (b)                        375          7,699
DST Systems, Inc. (b)                                    2,643        223,889
Electronic Data Systems Corp.                           74,191      1,601,784
                                                                 ------------
                                                                    4,046,124
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Brunswick Corp.                                          3,742         83,484
Eastman Kodak Co. (a)                                    6,740        193,168
Hasbro, Inc.                                            13,869        413,990
Mattel, Inc.                                             9,222        192,648
                                                                 ------------
                                                                      883,290
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
Invitrogen Corp. (b)                                     7,360        668,803
                                                                 ------------

MACHINERY (1.2%)
AGCO Corp. (b)                                           9,664        576,748
Caterpillar, Inc.                                       37,128      2,770,120
Cummins, Inc.                                            2,076        249,037
Joy Global, Inc.                                         1,269         73,678
                                                                 ------------
                                                                    3,669,583
                                                                 ------------
MEDIA (3.7%)
CBS Corp. Class B                                       29,222        838,671
Clear Channel Communications, Inc.                       3,226        121,846
DIRECTV Group, Inc. (The) (b)                           79,864      2,114,799
Dow Jones & Co., Inc. (a)                                1,130         67,585
McGraw-Hill Cos., Inc. (The)                            12,218        611,389
Omnicom Group, Inc.                                     37,996      1,937,036
Tribune Co.                                              1,973         59,703
Viacom, Inc. Class B (b)                                59,502      2,456,838
Walt Disney Co. (The)                                   83,321      2,885,406
                                                                 ------------
                                                                   11,093,273
                                                                 ------------
METALS & MINING (1.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B            25,764      3,031,908
Nucor Corp.                                             11,480        711,990
United States Steel Corp.                               15,128      1,632,311
                                                                 ------------
                                                                    5,376,209
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MULTILINE RETAIL (0.7%)
Big Lots, Inc. (a)(b)                                   15,759   $    377,901
Dollar Tree Stores, Inc. (b)                            10,671        408,699
Family Dollar Stores, Inc. (a)                          18,596        471,409
Macy's, Inc.                                            24,311        778,681
                                                                 ------------
                                                                    2,036,690
                                                                 ------------
MULTI-UTILITIES (0.3%)
NiSource, Inc.                                             520         10,634
Public Service Enterprise Group, Inc.                    3,430        327,908
Sempra Energy                                           10,958        674,027
                                                                 ------------
                                                                    1,012,569
                                                                 ------------
OFFICE ELECTRONICS (0.2%)
Xerox Corp. (b)                                         28,891        503,859
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (11.0%)
Apache Corp.                                             5,397        560,263
Chesapeake Energy Corp.                                 35,730      1,410,620
Chevron Corp.                                           41,668      3,813,039
Cimarex Energy Co.                                       7,422        300,665
V  ConocoPhillips                                       55,470      4,712,731
Devon Energy Corp.                                      27,163      2,537,024
V  ExxonMobil Corp.                                    121,907     11,214,225
Frontier Oil Corp.                                       6,149        281,563
Marathon Oil Corp.                                      24,094      1,424,678
Noble Energy, Inc.                                      10,302        788,515
Occidental Petroleum Corp.                              41,281      2,850,453
Overseas Shipholding Group, Inc.                            78          5,803
Plains Exploration & Production Co. (b)                    914         46,568
Pogo Producing Co.                                       1,380         82,193
Sunoco, Inc.                                             2,189        161,110
Tesoro Corp.                                             5,438        329,162
Valero Energy Corp.                                     37,551      2,644,717
                                                                 ------------
                                                                   33,163,329
                                                                 ------------
PERSONAL PRODUCTS (0.0%)++
Alberto-Culver Co.                                         110          2,859
                                                                 ------------
PHARMACEUTICALS (3.3%)
Endo Pharmaceuticals Holdings, Inc. (b)                 14,630        428,659
Forest Laboratories, Inc. (b)                            5,557        217,112
Johnson & Johnson                                       32,010      2,086,092
King Pharmaceuticals, Inc. (b)                          36,195        383,667
Merck & Co., Inc.                                       10,424        607,302
V  Pfizer, Inc.                                        221,504      5,451,213
Schering-Plough Corp.                                   11,289        344,540
Watson Pharmaceuticals, Inc. (b)                        15,207        464,726
                                                                 ------------
                                                                    9,983,311
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Cousins Properties, Inc.                                    20   $        576
                                                                 ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Jones Lang LaSalle, Inc.                                 1,943        185,226
                                                                 ------------

ROAD & RAIL (0.5%)
Avis Budget Group, Inc. (b)                              3,464         72,294
Con-Way, Inc.                                            1,520         64,767
CSX Corp.                                               17,864        799,771
Norfolk Southern Corp.                                   3,006        155,260
Ryder System, Inc.                                       5,370        256,955
YRC Worldwide, Inc. (b)                                     65          1,598
                                                                 ------------
                                                                    1,350,645
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Analog Devices, Inc.                                    22,899        766,201
Applied Materials, Inc.                                113,721      2,208,462
Atmel Corp. (b)                                          1,327          6,489
Intel Corp.                                             80,267      2,159,182
Lam Research Corp. (b)                                  10,538        529,008
MEMC Electronic Materials, Inc. (b)                      8,068        590,739
Micrel, Inc.                                                81            733
Micron Technology, Inc. (a)(b)                          12,444        130,786
National Semiconductor Corp.                            19,924        500,889
Novellus Systems, Inc. (b)                              18,381        522,204
NVIDIA Corp. (b)                                        22,281        788,302
Teradyne, Inc. (b)                                      27,941        344,792
                                                                 ------------
                                                                    8,547,787
                                                                 ------------
SOFTWARE (4.4%)
Autodesk, Inc. (b)                                       5,092        248,999
BMC Software, Inc. (b)                                  26,605        900,313
CA, Inc. (a)                                             8,932        236,251
Compuware Corp. (b)                                     17,407        174,070
V  Microsoft Corp.                                     237,078      8,726,841
Novell, Inc. (b)                                        51,853        392,009
Sybase, Inc. (b)                                         2,270         64,922
Symantec Corp. (b)                                     114,725      2,154,536
Synopsys, Inc. (b)                                      15,172        428,761
                                                                 ------------
                                                                   13,326,702
                                                                 ------------
SPECIALTY RETAIL (2.6%)
American Eagle Outfitters, Inc.                         13,377        318,105
AutoZone, Inc. (a)(b)                                    6,899        858,305
Barnes & Noble, Inc.                                       348         13,447
Best Buy Co., Inc. (a)                                  28,804      1,397,570
Gap, Inc. (The)                                         54,892      1,037,459
Home Depot, Inc. (The) (a)                              44,936      1,415,933
RadioShack Corp. (a)                                    20,185        416,215

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Sherwin-Williams Co. (The) (a)                          16,324   $  1,043,430
TJX Cos., Inc.                                          50,657      1,465,507
                                                                 ------------
                                                                    7,965,971
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
NIKE, Inc. Class B                                       1,294         85,740
Polo Ralph Lauren Corp.                                  9,036        621,677
                                                                 ------------
                                                                      707,417
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.0%)++
PMI Group, Inc. (The)                                    1,518         24,334
                                                                 ------------
TOBACCO (0.6%)
Altria Group, Inc.                                      25,023      1,824,927
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (0.0%)++
United Rentals, Inc. (b)                                   538         18,394
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
ALLTEL Corp.                                             7,772        552,978
Sprint Nextel Corp.                                    135,187      2,311,698
Telephone and Data Systems, Inc. (a)                    12,462        869,848
                                                                 ------------
                                                                    3,734,524
                                                                 ------------
Total Common Stocks
 (Cost $267,675,933)                                              293,549,586
                                                                 ------------

INVESTMENT COMPANY (2.2%)
-----------------------------------------------------------------------------
V  S&P 500 Index--SPDR Trust Series 1 (a)(c)            42,864      6,628,918
                                                                 ------------
Total Investment Company
 (Cost $6,563,932)                                                  6,628,918
                                                                 ------------


                                                        SHARES          VALUE
SHORT-TERM INVESTMENT (5.9%)
-----------------------------------------------------------------------------
INVESTMENT COMPANY (5.9%)
State Street Navigator Securities Lending Prime
 Portfolio (d)                                      17,733,893   $ 17,733,893
                                                                 ------------
Total Investment Company
 (Cost $17,733,893)                                                17,733,893
                                                                 ------------
Total Short-Term Investment
 (Cost $17,733,893)                                                17,733,893
                                                                 ------------
Total Investments
 (Cost $291,973,758)                                     105.7%   317,912,397(e)
Liabilities in Excess of
 Cash and Other Assets                                    (5.7)   (17,042,818)
                                                    ----------   ------------
Net Assets                                               100.0%  $300,869,579
                                                    ==========   ============

++   Less than one-tenth of a percent.
(a)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $17,202,879; cash collateral of $17,733,893 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  At October 31, 2007, cost is $293,390,128 for federal income tax purposes and net unrealized appreciation is as follows:

  Gross unrealized appreciation                     $        33,207,704
  Gross unrealized depreciation                              (8,685,435)
                                                    -------------------
  Net unrealized appreciation                       $        24,522,269
                                                    ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $291,973,758) including $17,202,879
  market value of securities loaned             $317,912,397
Cash                                                 698,236
Receivables:
  Dividends and interest                             270,990
  Fund shares sold                                   214,025
Other assets                                          15,651
                                                -------------
    Total assets                                 319,111,299
                                                -------------
LIABILITIES:
Securities lending collateral                     17,733,893
Payables:
  Manager (See Note 3)                               126,985
  Investment securities purchased                    117,088
  Transfer agent (See Note 3)                         74,734
  Fund shares redeemed                                61,155
  Shareholder communication                           49,284
  NYLIFE Distributors (See Note 3)                    43,199
  Professional fees                                   17,333
  Custodian                                           11,384
  Trustees                                             3,111
Accrued expenses                                       3,554
                                                -------------
    Total liabilities                             18,241,720
                                                -------------
Net assets                                      $300,869,579
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    187,685
Additional paid-in capital                       252,650,434
                                                -------------
                                                 252,838,119
Accumulated undistributed net investment
  income                                           1,808,457
Accumulated net realized gain on investments      20,284,364
Net unrealized appreciation on investments        25,938,639
                                                -------------
Net assets                                      $300,869,579
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 44,873,681
                                                =============
Shares of beneficial interest outstanding          2,786,841
                                                =============
Net asset value per share outstanding           $      16.10
Maximum sales charge (5.50% of offering price)          0.94
                                                -------------
Maximum offering price per share outstanding    $      17.04
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 33,202,780
                                                =============
Shares of beneficial interest outstanding          2,202,556
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.07
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  3,333,565
                                                =============
Shares of beneficial interest outstanding            221,224
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.07
                                                =============
CLASS I
Net assets applicable to outstanding shares     $219,459,553
                                                =============
Shares of beneficial interest outstanding         13,557,874
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.19
                                                =============

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 4,358,868
  Interest                                            43,207
  Income from securities loaned--net                  26,369
                                                 ------------
    Total income                                   4,428,444
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,833,057
  Transfer agent--Classes A, B and C (See Note
    3)                                               338,533
  Transfer agent--Class I (See Note 3)                85,245
  Distribution--Class B (See Note 3)                 278,156
  Distribution--Class C (See Note 3)                  25,841
  Distribution/Service--Class A (See Note 3)         105,243
  Service--Class B (See Note 3)                       92,719
  Service--Class C (See Note 3)                        8,614
  Professional fees                                   71,381
  Shareholder communication                           56,766
  Custodian                                           54,662
  Recordkeeping                                       52,853
  Registration                                        51,692
  Trustees                                            14,445
  Miscellaneous                                       15,182
                                                 ------------
    Total expenses before waiver/reimbursement     3,084,389
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (609,922)
                                                 ------------
    Net expenses                                   2,474,467
                                                 ------------
Net investment income                              1,953,977
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  21,750,830
Net change in unrealized appreciation on
  investments                                      7,082,651
                                                 ------------
Net realized and unrealized gain on investments   28,833,481
                                                 ------------
Net increase in net assets resulting from
  operations                                     $30,787,458
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,953,977   $  1,657,490
 Net realized gain on investments      21,750,830     17,376,847
 Net change in unrealized
  appreciation on investments           7,082,651     11,381,328
                                     ---------------------------
 Net increase in net assets
  resulting from operations            30,787,458     30,415,665
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (153,634)       (58,341)
   Class I                             (1,431,004)      (642,012)
                                     ---------------------------
                                       (1,584,638)      (700,353)
                                     ---------------------------
 From net realized gain on investments:
   Class A                               (733,266)            --
   Class B                               (779,636)            --
   Class C                                (66,841)            --
   Class I                             (2,634,965)            --
                                     ---------------------------
                                       (4,214,708)            --
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (5,799,346)      (700,353)
                                     ---------------------------
Capital share transactions:
  Net proceeds from sale of shares     86,557,097    100,117,643
  Net asset value of shares issued
    to shareholders in reinvestment
    of dividends and distributions      5,730,271        680,160
  Cost of shares redeemed             (31,441,335)   (74,402,057)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                              5,898,019     11,276,172
   Class B                             (5,898,019)   (11,276,172)
                                     ---------------------------
   Increase in net assets derived
    from capital share transactions    60,846,033     26,395,746
                                     ---------------------------
   Net increase in net assets          85,834,145     56,111,058

NET ASSETS:
Beginning of year                     215,035,434    158,924,376
                                     ---------------------------
End of year                          $300,869,579   $215,035,434
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $  1,808,457   $  1,452,018
                                     ===========================

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 CLASS A
                                            ---------------------------------------------------------------------------------
                                                                                                JANUARY 1,
                                                                                                   2003*
                                                                                                  THROUGH         YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                             2007         2006         2005         2004           2003              2002
Net asset value at beginning of period      $ 14.66      $ 12.62      $ 11.41      $ 10.69        $  9.02          $ 12.12
                                            -------      -------      -------      -------      -----------      ------------
Net investment income (loss) (a)               0.06         0.09         0.08 (b)    (0.01)         (0.01)           (0.02)
Net realized and unrealized gain (loss) on
  investments                                  1.72         1.97         1.13         0.73           1.68            (3.08)
                                            -------      -------      -------      -------      -----------      ------------
Total from investment operations               1.78         2.06         1.21         0.72           1.67            (3.10)
                                            -------      -------      -------      -------      -----------      ------------
Less dividends and distributions:
  From net investment income                  (0.06)       (0.02)          --           --             --               --
  From net realized gain on investments       (0.28)          --           --           --             --               --
                                            -------      -------      -------      -------      -----------      ------------
Total dividends and distributions             (0.34)       (0.02)          --           --             --               --
                                            -------      -------      -------      -------      -----------      ------------
Net asset value at end of period            $ 16.10      $ 14.66      $ 12.62      $ 11.41        $ 10.69          $  9.02
                                            =======      =======      =======      =======      ===========      ============
Total investment return (c)                   12.24%       16.43%       10.60%        6.74%         18.51%(d)       (25.58%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.42%        0.63%        0.67%(b)    (0.05%)        (0.06%)+         (0.24%)
  Net expenses                                 1.29%        1.30%        1.38%        1.65%          1.65%+           1.65%
  Expenses (before waiver/reimbursement)       1.48%        1.60%        1.72%        1.77%          1.86%+           1.75%
Portfolio turnover rate                         122%         144%         105%         136%            71%             130%
Net assets at end of period (in 000's)      $44,874      $38,940      $35,886      $34,957        $38,313          $28,639

                                                                               CLASS C
                                            -----------------------------------------------------------------------------
                                                                                            JANUARY 1,
                                                                                               2003*
                                                                                              THROUGH         YEAR ENDED
                                                      YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
                                             2007        2006        2005        2004          2003              2002
Net asset value at beginning of period      $13.79      $11.94      $10.87      $10.25        $ 8.71            $11.79
                                            ------      ------      ------      ------      -----------      ------------
Net investment income (loss) (a)             (0.05)      (0.01)      (0.01)(b)   (0.09)        (0.06)            (0.10)
Net realized and unrealized gain (loss) on
  investments                                 1.61        1.86        1.08        0.71          1.60             (2.98)
                                            ------      ------      ------      ------      -----------      ------------
Total from investment operations              1.56        1.85        1.07        0.62          1.54             (3.08)
                                            ------      ------      ------      ------      -----------      ------------
Less dividends and distributions:
  From net investment income                    --          --          --          --            --                --
  From net realized gain on investments      (0.28)         --          --          --            --                --
                                            ------      ------      ------      ------      -----------      ------------
Total dividends and distributions            (0.28)         --          --          --            --                --
                                            ------      ------      ------      ------      -----------      ------------
Net asset value at end of period            $15.07      $13.79      $11.94      $10.87        $10.25            $ 8.71
                                            ======      ======      ======      ======      ===========      ============
Total investment return (c)                  11.47%      15.49%       9.84%       6.05%        17.68%(d)        (26.12%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)               (0.32%)     (0.09%)     (0.08%)(b)  (0.80%)       (0.81%)+          (0.99%)
  Net expenses                                2.04%       2.05%       2.13%       2.40%         2.40%+            2.40%
  Expenses (before waiver/reimbursement)      2.23%       2.35%       2.47%       2.52%         2.61%+            2.50%
Portfolio turnover rate                        122%        144%        105%        136%           71%              130%
Net assets at end of period (in 000's)      $3,334      $3,254      $3,045      $2,926        $2,429            $1,724

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and
     0.24%, for Class A, Class B and Class C, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS B
---------------------------------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                                          THROUGH             YEAR ENDED
                      YEAR ENDED OCTOBER 31,                            OCTOBER 31,          DECEMBER 31,
     2007             2006             2005             2004               2003                  2002
    $ 13.80          $ 11.94          $ 10.87          $ 10.26            $  8.71              $ 11.79
    -------          -------          -------          -------          -----------          ------------
      (0.04)           (0.01)           (0.01)(b)        (0.09)             (0.06)               (0.10)
       1.59             1.87             1.08             0.70               1.61                (2.98)
    -------          -------          -------          -------          -----------          ------------
       1.55             1.86             1.07             0.61               1.55                (3.08)
    -------          -------          -------          -------          -----------          ------------
         --               --               --               --                 --                   --
      (0.28)              --               --               --                 --                   --
    -------          -------          -------          -------          -----------          ------------
      (0.28)              --               --               --                 --                   --
    -------          -------          -------          -------          -----------          ------------
    $ 15.07          $ 13.80          $ 11.94          $ 10.87            $ 10.26              $  8.71
    =======          =======          =======          =======          ===========          ============
      11.39%           15.58%            9.84%            5.95%             17.80%(d)           (26.12%)
      (0.31%)          (0.05%)          (0.08%)(b)       (0.80%)            (0.81%)+             (0.99%)
       2.04%            2.05%            2.13%            2.40%              2.40%+               2.40%
       2.23%            2.35%            2.47%            2.52%              2.61%+               2.50%
        122%             144%             105%             136%                71%                 130%
    $33,203          $39,024          $50,815          $53,640            $53,946              $48,434

                        CLASS I
    ------------------------------------------------
                                        DECEMBER 28,
                                           2004**
            YEAR ENDED                    THROUGH
           OCTOBER 31,                  OCTOBER 31,
      2007              2006                2005
    $  14.73          $  12.68            $ 12.25
    --------          --------          ------------
        0.16              0.17               0.10
        1.73              1.99               0.33
    --------          --------          ------------
        1.89              2.16               0.43
    --------          --------          ------------
       (0.15)            (0.11)                --
       (0.28)               --                 --
    --------          --------          ------------
       (0.43)            (0.11)                --
    --------          --------          ------------
    $  16.19          $  14.73            $ 12.68
    ========          ========          ============
       13.03%            17.19%              3.51%(d)
        1.06%             1.24%              0.94%+
        0.62%             0.66%              0.76%+
        0.87%             0.96%              1.10%+
         122%              144%               105%
    $219,460          $133,818            $69,177

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on December 28, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007 the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transac-

 22   MainStay Common Stock Fund
tions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 24) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million, which is not recoupable. NYLIM has also contractually agreed to waive a portion of its management fee so that the management fee is 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million, which is not recoupable. This fee may not be recouped by NYLIM.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.62%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $1,833,057 and waived/reimbursed its fees in the amount of $609,922 of which $348,057 is recoupable.

                                                    www.mainstayfunds.com     23

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

         OCTOBER 31,
  2008*      2009      2010      TOTAL
 $124,534  $550,657  $348,057  $1,023,248
 ----------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.30% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $13,792 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $862, $42,036 and $1,198, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $423,778.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                        $  321     0.0*%
-------------------------------------------------------------
Class C                                           162     0.0*
-------------------------------------------------------------
Class I                                         2,742     0.0*
-------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $9,999.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $52,853 for the year ended October 31, 2007.

 24   MainStay Common Stock Fund

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED       OTHER        UNREALIZED        TOTAL
  ORDINARY       CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
   INCOME      GAINS (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $11,177,565   $12,331,626      $    --      $24,522,269     $48,031,460
 -----------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED      ACCUMULATED
 UNDISTRIBUTED     NET REALIZED    ADDITIONAL
 NET INVESTMENT   GAIN (LOSS) ON    PAID-IN
 INCOME (LOSS)     INVESTMENTS      CAPITAL
   $ (12,900)        $12,900        $    --
 --------------------------------------------

The reclassifications for the Fund are primarily due to real estate investment trust distributions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                           2007        2006
Distributions paid from:
  Ordinary Income                   $1,584,638    $700,353
  Long-Term Capital Gains            4,214,708          --
-----------------------------------------------------------
                                    $5,799,346    $700,353
                                    =======================

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $372,817 and $317,186, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                 SHARES    AMOUNT
Year ended October 31, 2007:
Shares sold                               432    $  6,607
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            58         861
Shares redeemed                          (740)    (11,368)
                                        -----------------
Net decrease in shares outstanding
  before conversion                      (250)     (3,900)
Shares converted from Class B (See
  Note 1)                                 382       5,898
                                        -----------------
Net increase                              132    $  1,998
                                        =================

Year ended October 31, 2006:
Shares sold                               478    $  6,512
Shares issued to shareholders in
  reinvestment of dividends                 3          38
Shares redeemed                         (1,525)   (20,988)
                                        -----------------
Net decrease in shares outstanding
  before conversion                     (1,044)   (14,438)
Shares converted from Class B (See
  Note 1)                                 856      11,276
                                        -----------------
Net decrease                             (188)   $ (3,162)
                                        =================

CLASS B                                 SHARES    AMOUNT
Year ended October 31, 2007:
Shares sold                               285    $  4,053
Shares issued to shareholders in
  reinvestment of distributions            54         750
Shares redeemed                          (558)     (7,998)
                                        -----------------
Net decrease in shares outstanding
  before conversion                      (219)     (3,195)
Shares reacquired upon conversion into
  Class A (See Note 1)                   (407)     (5,898)
                                        -----------------
Net decrease                             (626)   $ (9,093)
                                        =================

Year ended October 31, 2006:
Shares sold                               309    $  3,989
Shares redeemed                          (832)    (10,654)
                                        -----------------
Net decrease in shares outstanding
  before conversion                      (523)     (6,665)
Shares reacquired upon conversion into
  Class A (See Note 1)                   (905)    (11,276)
                                        -----------------
Net decrease                            (1,428)  $(17,941)
                                        =================

                                                    www.mainstayfunds.com     25

CLASS C                                 SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                               51     $   735
Shares issued to shareholders in
  reinvestment of distributions            4          52
Shares redeemed                          (70)     (1,006)
                                        ----------------
Net decrease                             (15)    $  (219)
                                        ================

Year ended October 31, 2006:
Shares sold                               51     $   665
Shares redeemed                          (70)       (886)
                                        ----------------
Net decrease                             (19)    $  (221)
                                        ================

CLASS I                                 SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                             4,918    $75,162
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                           275      4,067
Shares redeemed                          (717)   (11,069)
                                        ----------------
Net increase                            4,476    $68,160
                                        ================

Year ended October 31, 2006:
Shares sold                             6,535    $88,951
Shares issued to shareholders in
  reinvestment of dividends                49        642
Shares redeemed                         (2,957)  (41,875)
                                        ----------------
Net increase                            3,627    $47,718
                                        ================

NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes", an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

NOTE 11--SUBSEQUENT EVENT:

At a meeting held on June 6, 2007, the Board of Trustees approved a plan of reorganization where the Fund would acquire the assets, including the investments, and assume the identified liabilities of McMorgan Equity Investment Fund, a series of the McMorgan Trust.

Shareholders of McMorgan Equity Investment Fund approved this reorganization on November 20, 2007. The reorganization was completed on November 27, 2007. The aggregate net assets of the Fund immediately before the acquisition were $286,164,279 and the combined net assets after the acquisition was $485,490,761.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
McMorgan Equity Investment Fund
Class McMorgan                   7,437,716   $186,185,373
Class Z                            525,373     13,141,109
---------------------------------------------------------

In exchange for the McMorgan Equity Investment Fund shares and net assets, the Fund issued 14,658,946 of Class I shares.

 26   MainStay Common Stock Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS.

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") (the "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of the Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreement was approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees reviewed the services that the Manager has provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services--which include, but are not limited to, monitoring and evaluating the Fund's investment program and investment results, providing the day-to-day portfolio management of the Fund, determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and the Fund's compliance with its investment policies and restrictions--and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Trustees considered, among other things, the Manager's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Manager's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, and certain other service providers. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, investment performance that was better than the peer median over the several time periods considered, and measures that the Manager had previously taken in seeking to improve the Fund's performance by increasing the Fund's tracking error with respect to its benchmark.

The Trustees considered the cost to the Manager of the Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods.

In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at levels above the breakpoint, and the fact that the

 28   MainStay Common Stock Fund
breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager, including registered and other funds as well as separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationship between the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $4,214,708.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 34.7% to arrive at the amount eligible for qualified dividend income and 37.0% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

     COMMON
     STOCK             VOTES        VOTES
      FUND              FOR        WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    8,925,297.533  11,611.276    158.000     8,937,066.809
-------------------------------------------------------------------------
Alan R. Latshaw    8,924,249.462  12,659.347    158.000     8,937,066.809
-------------------------------------------------------------------------
Peter Meenan       8,925,297.533  11,611.276    158.000     8,937,066.809
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        8,924,209.559  12,699.250    158.000     8,937,066.809
-------------------------------------------------------------------------
Richard S.
 Trutanic          8,925,257.630  11,651.179    158.000     8,937,066.809
-------------------------------------------------------------------------
Roman L. Weil      8,924,209.559  12,699.250    158.000     8,937,066.809
-------------------------------------------------------------------------
John A. Weisser    8,925,103.317  11,805.492    158.000     8,937,066.809
-------------------------------------------------------------------------
Brian A. Murdock   8,924,249.462  12,659.347    158.000     8,937,066.809
-------------------------------------------------------------------------

This resulted in approval of the proposal.

 30   MainStay Common Stock Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 32   MainStay Common Stock Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

 34   MainStay Common Stock Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE LOGO)       MS329-07                 MSCS11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       13.50%  11.47%  7.72%
Excluding sales charges  20.10   12.74   8.33

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/97                                                                   9450.00                           10000.00
                                                                           9108.00                            9922.00
                                                                          11037.00                           12785.00
                                                                          13806.00                           15120.00
                                                                          12215.00                           12599.00
                                                                          11552.00                           11348.00
                                                                          13683.00                           14660.00
                                                                          14245.00                           15851.00
                                                                          15842.00                           16562.00
                                                                          17516.00                           18737.00
10/31/07                                                                  21037.00                           21120.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       14.25%  11.65%  7.54%
Excluding sales charges  19.25   11.91   7.54

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/07                                                                  10000.00                           10000.00
                                                                           9570.00                            9922.00
                                                                          11517.00                           12785.00
                                                                          14302.00                           15120.00
                                                                          12562.00                           12599.00
                                                                          11787.00                           11348.00
                                                                          13856.00                           14660.00
                                                                          14316.00                           15851.00
                                                                          15798.00                           16562.00
                                                                          17347.00                           18737.00
10/31/07                                                                  20687.00                           21120.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       18.27%  11.89%  7.53%
Excluding sales charges  19.27   11.89   7.53

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                           9570.00                            9922.00
                                                                          11517.00                           12785.00
                                                                          14302.00                           15120.00
                                                                          12562.00                           12599.00
                                                                          11787.00                           11348.00
                                                                          13856.00                           14660.00
                                                                          14316.00                           15851.00
                                                                          15798.00                           16562.00
                                                                          17335.00                           18737.00
10/31/07                                                                  20675.00                           21120.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                             ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                       YEAR    YEARS    YEARS
----------------------------------------------------------------------------------
Merrill Lynch All Convertible Securities Index(1)           12.72%  13.23%   7.76%
Average Lipper convertible securities fund(2)               15.11   13.11    7.30

the Manager incurred the expense. Prior to 9/1/98 performance of Class C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C shares upon initial offer. Unadjusted, the performance shown for the newer class of shares might have been lower.
1. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and pre-ferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,123.15           $ 6.37            $1,019.05             $6.06
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,119.30           $10.36            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,119.40           $10.36            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.19% for Class A and 1.94% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                                71.10
Short-Term Investments (collateral from securities lending                       14.30
  is 8.1%)
Convertible Preferred Stocks                                                     12.20
Common Stocks                                                                    10.00
Liabilities in Excess of Cash and Other Assets                                   (7.60)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Merrill Lynch & Co., Inc. (zero coupon), due
     3/13/32
 2.  Halliburton Co., 3.125% due 7/15/23
 3.  Covanta Holding Corp., 1.00%, due 2/1/27
 4. Fisher Scientific International, Inc., 3.25%, due 3/1/24
 5.  Transocean, Inc., 1.50%, due 5/15/21
 6.  Schlumberger, Ltd., 1.50%, due 6/1/23
 7.  Credit Suisse USA, Inc. (Hewlett-Packard Co.),
     1.00%, due 3/23/11
 8.  Cameron International Corp., 2.50%, due 6/15/26
 9.  General Motors Corp., 6.25%, Series C
10.  Teva Pharmaceutical Finance LLC, Series A,
     0.50%, due 2/1/24

 8   MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edward Silverstein, CFA of MacKay Shields LLC

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Convertible Fund returned 20.10% for Class A shares, 19.25% for Class B shares and 19.27% for Class C shares for the 12 months ended October 31, 2007. All share classes outperformed the 15.11% return of the average Lipper(1) convertible securities fund and the 12.72% return of the Merrill Lynch All Convertible Securities Index,(2) for the 12 months ended October 31, 2007. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHICH INDUSTRIES WERE STRONG PERFORMERS AND WHICH ONES WERE WEAK DURING THE REPORTING PERIOD?

The best-performing industries for the Fund in absolute terms were oil services, metals & mining and technology. Industries that detracted the most from absolute performance included financial services, health care and retail.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

A convertible bond position in Cameron International was the Fund's strongest holding during the reporting period. Cameron manufactures equipment used in oil and gas development projects and has benefited from high energy prices. A convertible bond position in oil & gas services company Schlumberger was the Fund's second-best performer during the reporting period. Around the world, nations and companies are intensively pursuing new reserves and new ways to exploit existing ones. This trend has helped sales and earnings at both Cameron International and Schlumberger.

Other strong performers included Vale Capital and metals & mining company Freeport-McMoRan Copper & Gold. In the technology sector, EMC shares and convertible bonds rose sharply, and the common stock of Microsoft enhanced Fund performance.

WHICH OF THE FUND'S HOLDINGS WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

The Fund's position in the convertible bonds of Whole Foods Market showed poor performance after the company reported that same-store sales growth was slowing. The Fund's shares and convertible bonds of Merrill Lynch and KKR Financial detracted from performance because of setbacks in the companies' subprime mortgage holdings.

Synthetic convertible bonds of Boston Scientific suffered from a slowdown in a key implantable cardiac-device franchise. Amgen's common stock and convertible bonds fell when studies raised doubts about a key cancer drug.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We initiated a position in convertible preferred shares of Vale Capital. The shares appeared inexpensive relative to the company's current earnings and cash flow, particularly in light of growing global demand for metal ores. We also purchased the convertible bonds of General Cable on the premise that the company's sales and earnings may increase substantially as utility companies in the United States are forced to upgrade aging transmission and distribution networks.

We sold the Fund's position in the convertible bonds of telecommunications company NII Holdings after we sensed that increasing competition might slow the company's growth in Mexico. We sold the Fund's convertible bonds of EDO after the company received a takeover offer from ITT.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Yes, there were several changes across various industry groups. We reduced the Fund's energy weighting to lock in profits. The move also helped lower risk by preventing a single sector from constituting more than 25% of Fund assets. We also reduced the Fund's exposure to industrials with the sale of Wesco convertible bonds. The Fund's consumer discretionary weighting increased slightly


Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9
when we added to an existing position in General Motors' convertible preferred shares. The Fund's technology weighting increased modestly with the purchase of Sybase convertible bonds and the market appreciation in our position in EMC.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was significantly overweight relative to the Merrill Lynch All Convertible Securities Index in the energy sector and slightly overweight in health care. On the same date, the Fund was underweight relative to its benchmark in financials and utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (83.3%)+
CONVERTIBLE BONDS (71.1%)
------------------------------------------------------------------------------
ADVERTISING (0.8%)
Interpublic Group of Cos., Inc.
 4.50%, due 3/15/23                                  $4,040,000   $  4,343,000
                                                                  ------------
AEROSPACE & DEFENSE (5.7%)
AAR Corp.
 1.75%, due 2/1/26                                    3,243,000      4,065,910
DRS Technologies, Inc.
 2.00%, due 2/1/26 (a)                                6,781,000      7,509,957
L-3 Communications Corp.
 3.00%, due 8/1/35 (a)                                6,455,000      7,842,825
Triumph Group, Inc.
 2.625%, due 10/1/26 (a)                                993,000      1,566,458
 2.625%, due 10/1/26 (b)                              5,700,000      8,991,750
                                                                  ------------
                                                                    29,976,900
                                                                  ------------
AIRLINES (1.2%)
AMR Corp.
 4.50%, due 2/15/24                                   5,009,000      6,355,169
                                                                  ------------
AUTO MANUFACTURERS (0.9%)
Ford Motor Co.
 4.25%, due 12/15/36                                  3,855,000      4,635,638
                                                                  ------------

AUTO PARTS & EQUIPMENT (0.4%)
ArvinMeritor, Inc.
 4.00%, due 2/15/27
 (zero coupon), beginning 2/15/19 (a)(b)              2,415,000      2,025,581
                                                                  ------------
BIOTECHNOLOGY (2.7%)
Amgen, Inc.
 0.125%, due 2/1/11 (a)                               4,590,000      4,400,663
 0.125%, due 2/1/11                                   5,275,000      5,057,406
Citigroup Funding, Inc.
 (Genentech, Inc.)
 0.50%, due 2/3/11 (c)                                5,225,000      4,734,895
                                                                  ------------
                                                                    14,192,964
                                                                  ------------
COMPUTERS (5.3%)
V  Credit Suisse USA, Inc.
 (Hewlett-Packard Co.)
 1.00%, due 3/23/11 (c)                              10,340,000     13,650,868
EMC Corp.
 1.75%, due 12/1/11 (a)                               7,215,000     12,175,313
 1.75%, due 12/1/11                                   1,288,000      2,173,500
                                                                  ------------
                                                                    27,999,681
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (3.4%)
V  Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                         $15,943,000   $ 17,809,925
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (1.4%)
General Cable Corp.
 1.00%, due 10/15/12 (a)                              6,725,000      7,355,468
                                                                  ------------

ELECTRONICS (2.9%)
V  Fisher Scientific International, Inc.
 3.25%, due 3/1/24 (b)                                9,730,000     15,482,862
                                                                  ------------

ENERGY--ALTERNATE SOURCES (2.9%)
V  Covanta Holding Corp.
 1.00%, due 2/1/27                                   13,986,000     15,489,495
                                                                  ------------

ENVIRONMENTAL CONTROL (1.8%)
Waste Connections, Inc.
 3.75%, due 4/1/26 (a)                                2,510,000      2,930,425
 3.75%, due 4/1/26 (b)                                5,460,000      6,374,550
                                                                  ------------
                                                                     9,304,975
                                                                  ------------
FOOD (3.5%)
Lehman Brothers Holdings, Inc.
 (Whole Foods Market, Inc.) Series WFMI
 1.25%, due 2/6/14 (c)                               11,978,000     12,978,163
Spartan Stores, Inc.
 3.375%, due 5/15/27 (a)                              5,749,000      5,317,825
                                                                  ------------
                                                                    18,295,988
                                                                  ------------
HEALTH CARE--PRODUCTS (5.3%)
Bear Stearns Global Asset CI
 (Boston Scientific) Series BSX
 0.25%, due 1/26/14 (a)(c)                            2,440,000      1,991,528
Henry Schein, Inc.
 3.00%, due 8/15/34                                   2,709,000      3,792,600
Medtronic, Inc.
 1.625%, due 4/15/13 (a)                              2,230,000      2,299,688
 1.625%, due 4/15/13                                 12,553,000     12,945,281
St. Jude Medical, Inc.
 1.22%, due 12/15/08 (a)                              6,760,000      6,836,050
                                                                  ------------
                                                                    27,865,147
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & WARES (1.3%)
Church & Dwight Co., Inc.
 5.25%, due 8/15/33                                  $4,557,000   $  7,103,224
                                                                  ------------
INTERNET (0.0%) ++
At Home Corp.
 4.75%, due 12/15/07 (d)(e)(f)(j)                     9,147,056            915
                                                                  ------------
MEDIA (3.4%)
Sinclair Broadcast Group, Inc.
 3.00%, due 5/15/27                                   5,591,000      5,283,495
Walt Disney Co. (The)
 2.125%, due 4/15/23                                 10,299,000     12,526,159
                                                                  ------------
                                                                    17,809,654
                                                                  ------------
MINING (0.6%)
Newmont Mining Corp.
 1.25%, due 7/15/14 (a)                               1,333,000      1,689,578
 1.625%, due 7/15/17 (a)                              1,333,000      1,696,243
                                                                  ------------
                                                                     3,385,821
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (2.0%)
Barnes Group, Inc.
 3.375%, due 3/15/27 (a)                              2,515,000      3,615,313
 3.375%, due 3/15/27 (b)                              1,184,000      1,702,000
Eastman Kodak Co.
 3.375%, due 10/15/33                                 4,883,000      5,371,299
                                                                  ------------
                                                                    10,688,612
                                                                  ------------
OIL & GAS (5.9%)
Chesapeake Energy Corp.
 2.50%, due 5/15/37                                   9,230,000     10,314,525
Pride International, Inc.
 3.25%, due 5/1/33                                    4,660,000      6,861,850
V  Transocean, Inc.
 1.50%, due 5/15/21                                   8,450,000     13,963,625
                                                                  ------------
                                                                    31,140,000
                                                                  ------------
OIL & GAS SERVICES (8.4%)
V  Cameron International Corp.
 2.50%, due 6/15/26                                   8,653,000     13,606,842
V  Halliburton Co.
 3.125%, due 7/15/23                                  8,130,000     17,123,812
V  Schlumberger, Ltd.
 1.50%, due 6/1/23                                    5,122,000     13,675,740
                                                                  ------------
                                                                    44,406,394
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PHARMACEUTICALS (5.8%)
Teva Pharmaceutical Finance Co. B.V.
 Series D
 1.75%, due 2/1/26 (b)                               $4,908,000   $  5,239,290
V  Teva Pharmaceutical Finance LLC
 Series A
 0.50%, due 2/1/24 (b)                               10,858,000     13,233,188
Watson Pharmaceuticals, Inc.
 1.75%, due 3/15/23                                   3,820,000      3,710,175
Wyeth
 4.886%, due 1/15/24 (b)(g)                           7,580,000      8,127,731
                                                                  ------------
                                                                    30,310,384
                                                                  ------------
SOFTWARE (1.3%)
Sybase, Inc.
 1.75%, due 2/22/25                                   5,641,000      6,980,738
                                                                  ------------

TELECOMMUNICATIONS (4.2%)
Lucent Technologies, Inc.
 Series A
 2.875%, due 6/15/23                                  3,622,000      3,477,120
RF Micro Devices, Inc.
 0.75%, due 4/15/12 (b)                               8,054,000      7,943,258
SBA Communications Corp.
 0.375%, due 12/1/10 (a)                              7,392,000      8,583,960
 0.375%, due 12/1/10 (b)                              1,689,000      1,961,351
                                                                  ------------
                                                                    21,965,689
                                                                  ------------
Total Convertible Bonds
 (Cost $333,281,924)                                               374,924,224
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (12.2%)
------------------------------------------------------------------------------
AUTO MANUFACTURERS (2.6%)
V  General Motors Corp.
 6.25% Series C                                         523,400     13,451,380
                                                                  ------------

CHEMICALS (1.6%)
Celanese Corp.
 4.25%                                                  156,210      8,393,163
                                                                  ------------

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
Affiliated Managers Group, Inc.
 5.10%                                                  110,600   $  6,318,025
                                                                  ------------

INSURANCE (2.0%)
MetLife, Inc.
 6.375%                                                 320,800     10,753,216
                                                                  ------------

INVESTMENT COMPANIES (1.0%)
Vale Capital, Ltd.
 5.50% Series RIO                                        74,850      5,480,517
                                                                  ------------

MINING (1.3%)
Freeport-McMoRan Copper & Gold, Inc.
 6.75%                                                   41,560      7,088,474
                                                                  ------------
PHARMACEUTICALS (1.9%)
Schering-Plough Corp.
 6.00%                                                   37,000      9,851,250
                                                                  ------------

TELECOMMUNICATIONS (0.6%)
Lucent Technologies Capital Trust I
 7.75%                                                    3,307      3,203,656
                                                                  ------------
Total Convertible Preferred Stocks
 (Cost $53,588,168)                                                 64,539,681
                                                                  ------------
Total Convertible Securities
 (Cost $386,870,092)                                               439,463,905
                                                                  ------------
COMMON STOCKS (10.0%)
------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)
Argon ST, Inc. (h)                                       54,400      1,099,424
                                                                  ------------

AUTO MANUFACTURERS (0.0%) ++
Ford Motor Co. (h)                                            1              8
                                                                  ------------

ELECTRONICS (0.2%)
Axsys Technologies, Inc. (h)                             28,200      1,110,516
                                                                  ------------
ENGINEERING & CONSTRUCTION (1.0%)
McDermott International, Inc. (h)                        84,700      5,171,782
                                                                  ------------


                                                         SHARES          VALUE
HEALTH CARE-PRODUCTS (2.3%)
Boston Scientific Corp. (h)                             284,600   $  3,947,402
Johnson & Johnson                                       122,000      7,950,740
                                                                  ------------
                                                                    11,898,142
                                                                  ------------
OIL & GAS (1.0%)
Hess Corp.                                               71,800      5,141,598
                                                                  ------------

OIL & GAS SERVICES (1.1%)
Baker Hughes, Inc.                                       26,300      2,280,735
Gulf Island Fabrication, Inc.                            16,900        590,148
ION Geophysical Corp. (b)(h)                            192,000      2,908,800
                                                                  ------------
                                                                     5,779,683
                                                                  ------------
RETAIL (2.0%)
Costco Wholesale Corp.                                  159,803     10,748,350
                                                                  ------------

SOFTWARE (1.8%)
Microsoft Corp.                                         259,500      9,552,195
                                                                  ------------

TRANSPORTATION (0.4%)
Tidewater, Inc.                                          37,600      2,055,592
                                                                  ------------
Total Common Stocks
 (Cost $40,459,668)                                                 52,557,290
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (14.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.2%)
American Express Credit Corp.
 4.75%, due 11/1/07                                  $5,000,000      5,000,000
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                   5,830,000      5,830,000
Emerson Electric Co.
 4.65%, due 11/7/07 (a)                               5,000,000      4,996,125
National Australia Funding Delaware, Inc.
 4.52%, due 11/9/07 (a)                               5,000,000      4,994,978
Prudential Funding LLC
 4.65%, due 11/1/07                                   5,000,000      5,000,000
Societe Generale North America, Inc.
 4.685%, due 11/6/07                                  7,000,000      6,995,445
                                                                  ------------
Total Commercial Paper
 (Cost $32,816,548)                                                 32,816,548
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                         SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (8.1%)
State Street Navigator Securities Lending Prime
 Portfolio (i)                                       42,724,209   $ 42,724,209
                                                                  ------------
Total Investment Company
 (Cost $42,724,209)                                                 42,724,209
                                                                  ------------
Total Short-Term Investments
 (Cost $75,540,757)                                                 75,540,757
                                                                  ------------
Total Investments
 (Cost $502,870,517)                                      107.6%   567,561,952(k)
Liabilities in Excess of
 Cash and Other Assets                                     (7.6)   (40,319,607)
                                                    -----------   ------------
Net Assets                                                100.0%  $527,242,345
                                                    ===========   ============

++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $41,627,572; cash collateral of $42,724,209 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(d)  Illiquid security. The total market value of the security at October 31,
     2007 is $915, which represents 0.0% of the Fund's net assets.
(e)  Issue in default.
(f)  Fair valued security. The total market value of the security at October 31,
     2007 is $915, which reflects 0.0% of the Fund's net assets.
(g)  Floating rate. Rate shown is the rate in effect at October 31, 2007.
(h)  Non-income producing security.
(i)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j)  Restricted security.
(k)  At October 31, 2007, cost is $504,923,556 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                       $68,044,688
      Gross unrealized depreciation                        (5,406,292)
                                                          -----------
      Net unrealized appreciation                         $62,638,396
                                                          ===========

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $502,870,517) including $41,627,572
  market value of securities loaned             $567,561,952
Cash                                                  15,272
Receivables:
  Investment securities sold                       3,953,791
  Dividends and interest                           1,865,940
  Fund shares sold                                 1,086,081
Other assets                                          15,180
                                                -------------
    Total assets                                 574,498,216
                                                -------------
LIABILITIES:
Securities lending collateral                     42,724,209
Payables:
  Investment securities purchased                  3,336,919
  Fund shares redeemed                               323,566
  Manager (See Note 3)                               301,659
  Transfer agent (See Note 3)                        220,993
  NYLIFE Distributors (See Note 3)                   216,307
  Shareholder communication                           89,080
  Professional fees                                   26,628
  Trustees                                             5,999
  Custodian                                            5,501
Accrued expenses                                       5,010
                                                -------------
    Total liabilities                             47,255,871
                                                -------------
Net assets                                      $527,242,345
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    306,748
Additional paid-in capital                       423,815,473
                                                -------------
                                                 424,122,221
Accumulated distributions in excess of net
  investment income                                 (299,494)
Accumulated net realized gain on investments      38,728,183
Net unrealized appreciation on investments        64,691,435
                                                -------------
Net assets                                      $527,242,345
                                                =============
CLASS A
Net assets applicable to outstanding shares     $379,147,937
                                                =============
Shares of beneficial interest outstanding         22,070,532
                                                =============
Net asset value per share outstanding           $      17.18
Maximum sales charge (5.50% of offering price)          1.00
                                                -------------
Maximum offering price per share outstanding    $      18.18
                                                =============
CLASS B
Net assets applicable to outstanding shares     $116,936,634
                                                =============
Shares of beneficial interest outstanding          6,792,881
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.21
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 31,157,774
                                                =============
Shares of beneficial interest outstanding          1,811,390
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.20
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,853,336
  Dividends                                        3,989,778
  Income from securities loaned--net                 170,036
                                                 ------------
    Total income                                  11,013,150
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             3,377,137
  Transfer agent (See Note 3)                      1,301,359
  Distribution/Service--Class A (See Note 3)         869,165
  Service--Class B (See Note 3)                      291,506
  Service--Class C (See Note 3)                       64,827
  Distribution--Class B (See Note 3)                 874,519
  Distribution--Class C (See Note 3)                 194,480
  Professional fees                                  111,174
  Shareholder communication                          107,878
  Recordkeeping                                       75,686
  Registration                                        54,082
  Trustees                                            26,751
  Custodian                                           21,160
  Miscellaneous                                       24,272
                                                 ------------
    Total expenses before waiver/reimbursement     7,393,996
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (474,044)
                                                 ------------
    Net expenses                                   6,919,952
                                                 ------------
Net investment income                              4,093,198
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  64,563,335
Net change in unrealized appreciation on
  investments                                     21,110,467
                                                 ------------
Net realized and unrealized gain on investments   85,673,802
                                                 ------------
Net increase in net assets resulting from
  operations                                     $89,767,000
                                                 ============

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007            2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  4,093,198   $   4,783,414
 Net realized gain on investments       64,563,335      23,369,269
 Net change in unrealized
  appreciation on investments           21,110,467      20,900,326
                                      ----------------------------
 Net increase in net assets
  resulting from operations             89,767,000      49,053,009
                                      ----------------------------

Dividends to shareholders:
 From net investment income:
  Class A                               (5,208,343)     (3,056,752)
  Class B                                 (901,848)       (813,303)
  Class C                                 (189,892)        (90,324)
                                      ----------------------------
 Total dividends to shareholders        (6,300,083)     (3,960,379)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares       47,029,928      71,927,349
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends                              5,739,980       3,586,091
 Cost of shares redeemed               (95,239,290)   (142,512,603)
 Net asset value of shares converted (See Note 1):
  Class A                                8,819,241     225,467,092
  Class B                               (8,819,241)   (225,467,092)
                                      ----------------------------
  Decrease in net assets derived
   from capital share transactions     (42,469,382)    (66,999,163)
                                      ----------------------------
  Net increase (decrease) in net
  assets                                40,997,535     (21,906,533)

NET ASSETS:
Beginning of year                      486,244,810     508,151,343
                                      ----------------------------
End of year                           $527,242,345   $ 486,244,810
                                      ============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of year     $   (299,494)  $   1,898,136
                                      ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                  CLASS A
                                            -----------------------------------------------------------------------------------
                                                                                                  JANUARY 1,
                                                                                                     2003*
                                                                                                    THROUGH         YEAR ENDED
                                                         YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,
                                              2007          2006         2005         2004           2003              2002
Net asset value at beginning of period      $  14.51      $  13.28      $ 12.10      $ 11.78        $ 10.31          $ 11.58
                                            --------      --------      -------      -------      -----------      ------------
Net investment income                           0.16(a)       0.16(a)      0.18(b)      0.15           0.16             0.25
Net realized and unrealized gain (loss) on
  investments                                   2.74          1.23         1.17         0.34           1.46            (1.27)
Net realized and unrealized gain on
  foreign currency transactions                   --            --           --           --             --             0.00(c)
                                            --------      --------      -------      -------      -----------      ------------
Total from investment operations                2.90          1.39         1.35         0.49           1.62            (1.02)
                                            --------      --------      -------      -------      -----------      ------------
Less dividends:
  From net investment income                   (0.23)        (0.16)       (0.17)       (0.17)         (0.15)           (0.25)
                                            --------      --------      -------      -------      -----------      ------------
Net asset value at end of period            $  17.18      $  14.51      $ 13.28      $ 12.10        $ 11.78          $ 10.31
                                            ========      ========      =======      =======      ===========      ============
Total investment return (d)                    20.10%        10.57%       11.21%        4.11%         15.86%(e)        (8.88%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.05%         1.14%        1.38%(b)     1.22%          1.85%+           2.30%
  Net expenses                                  1.19%         1.20%        1.20%        1.34%          1.38%+           1.37%
  Expenses (before waiver/reimbursement)        1.29%         1.39%        1.38%        1.35%          1.38%+           1.37%
Portfolio turnover rate                          113%           72%          93%          96%            73%              94%
Net assets at end of period (in 000's)      $379,148      $340,331      $93,996      $95,015        $89,751          $68,871

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                                                                                JANUARY 1,
                                                                                                   2003*
                                                                                                  THROUGH         YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                             2007         2006         2005         2004           2003              2002
Net asset value at beginning of period      $ 14.53      $ 13.29      $ 12.11      $ 11.79        $ 10.33          $ 11.59
                                            -------      -------      -------      -------      -----------      ------------
Net investment income                          0.05(a)      0.07(a)      0.08(b)      0.06           0.10             0.17
Net realized and unrealized gain (loss) on
  investments                                  2.73         1.22         1.17         0.33           1.45            (1.27)
Net realized and unrealized gain on
  foreign currency transactions                  --           --           --           --             --             0.00(c)
                                            -------      -------      -------      -------      -----------      ------------
Total from investment operations               2.78         1.29         1.25         0.39           1.55            (1.10)
                                            -------      -------      -------      -------      -----------      ------------
Less dividends:
  From net investment income                  (0.11)       (0.05)       (0.07)       (0.07)         (0.09)           (0.16)
                                            -------      -------      -------      -------      -----------      ------------
Net asset value at end of period            $ 17.20      $ 14.53      $ 13.29      $ 12.11        $ 11.79          $ 10.33
                                            =======      =======      =======      =======      ===========      ============
Total investment return (d)                   19.27%        9.73%       10.35%        3.32%         15.09%(e)        (9.50%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.30%        0.49%        0.63%(b)     0.47%          1.10%+           1.55%
  Net expenses                                 1.94%        1.95%        1.95%        2.09%          2.13%+           2.12%
  Expenses (before waiver/reimbursement)       2.04%        2.14%        2.13%        2.10%          2.13%+           2.12%
Portfolio turnover rate                         113%          72%          93%          96%            73%              94%
Net assets at end of period (in 000's)      $31,158      $24,640      $23,992      $27,041        $26,079          $15,289

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and
     0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.

(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges.
(e)  Total return is not annualized.

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
     -------------------------------------------------------------------------------------
                                                             JANUARY 1,
                                                                2003*
                                                               THROUGH         YEAR ENDED
                   YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
       2007          2006          2005          2004           2003              2002
     $  14.54      $  13.29      $  12.11      $  11.79       $  10.33          $  11.59
     --------      --------      --------      --------      -----------      ------------
         0.05(a)       0.09(a)       0.08(b)       0.06           0.10              0.17
         2.73          1.21          1.17          0.33           1.45             (1.27)
           --            --            --            --             --              0.00(c)
     --------      --------      --------      --------      -----------      ------------
         2.78          1.30          1.25          0.39           1.55             (1.10)
     --------      --------      --------      --------      -----------      ------------
        (0.11)        (0.05)        (0.07)        (0.07)         (0.09)            (0.16)
     --------      --------      --------      --------      -----------      ------------
     $  17.21      $  14.54      $  13.29      $  12.11       $  11.79          $  10.33
     ========      ========      ========      ========      ===========      ============
        19.25%         9.81%        10.35%         3.32%         15.09%(e)         (9.50%)
         0.31%         0.68%         0.63%(b)      0.47%          1.10%+            1.55%
         1.94%         1.95%         1.95%         2.09%          2.13%+            2.12%
         2.04%         2.14%         2.13%         2.10%          2.13%+            2.12%
          113%           72%           93%           96%            73%               94%
     $116,937      $121,274      $390,163      $430,326       $470,459          $436,572

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $915 that were valued in such a manner.

 20   MainStay Convertible Fund

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 23) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5 on page 24.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service

                                                    www.mainstayfunds.com     21
providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion. Prior to August 1, 2007, the Fund was contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. NYLIM had voluntarily agreed to waive its management fee by 0.05% to 0.67% on assets up to $500 million to 0.62% on assets from $500 million to $1 billion and to 0.57% on assets in excess of $1 billion, which is not recoupable.

Effective August 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.175%; Class B, 1.925%; and Class C, 1.925%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. Between March 1, 2007 and August 1, 2007, NYLIM had entered into a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) did not exceed the following amounts of average daily net assets for each class: Class A, 1.20%; Class B, 1.95%; and Class C, 1.95%.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $3,377,137 and waived its fees in the amount of $474,044 of which $291,912 is recoupable.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

         OCTOBER 31,
   2008*       2009      2010       TOTAL
$213,955   $701,502  $291,912  $1,207,369
-----------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.20% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's

 22   MainStay Convertible Fund
administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $56,454 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,758, $145,948 and $2,130, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $1,301,359.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                   $290,026          0.1%
------------------------------------------------------------------
Class C                                        150          0.0*
------------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $18,272.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $75,686 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED       OTHER         UNREALIZED        TOTAL
  ORDINARY      CAPITAL       TEMPORARY      APPRECIATION    ACCUMULATED
   INCOME     GAINS (LOSS)   DIFFERENCES    (DEPRECIATION)   GAIN (LOSS)
 $1,179,310   $39,460,677    $   (158,259)   $62,638,396     $103,120,124
 ------------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The other temporary differences are primarily due to defaulted bond releases, tax treatment of Contingent Obligations, and unreversed wash sale deferrals.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

    ACCUMULATED       ACCUMULATED
   UNDISTRIBUTED      NET REALIZED    ADDITIONAL
  NET INVESTMENT      GAIN (LOSS)      PAID-IN
   INCOME (LOSS)     ON INVESTMENTS    CAPITAL
      $9,255            $ (9,255)       $   --
 -----------------------------------------------

The reclassifications for the Fund are primarily due to paydowns gain (loss).

The Fund utilized $25,190,322 of capital loss carryforwards during the year ended October 31, 2007.

                                                    www.mainstayfunds.com     23

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007         2006
Distributions paid from:
  Ordinary Income                    $6,300,083    $3,960,379
-------------------------------------------------------------

NOTE 5--RESTRICTED SECURITIES:


As of October 31, 2007, the Fund held restricted securities as follows:

                        DATE(S) OF   PRINCIPAL               10/31/07  PERCENTAGE OF
SECURITY               ACQUISITION      AMOUNT        COST      VALUE     NET ASSETS
At Home Corp.
 Convertible Bond          7/25/01  $9,147,056   $ 674,023   $    915            0.0%(a)
------------------------------------------------------------------------------------

(a) Less than one-tenth of one percent.


NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $538,807 and $599,902, respectively.


NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                                2,087      $ 33,270
Shares issued to shareholders in
  reinvestment of dividends:                 311         4,794
Shares redeemed                           (4,342)      (67,480)
                                          --------------------
Net decrease in shares outstanding
  before conversion                       (1,944)      (29,416)
Shares converted from Class B (See Note
  1)                                         561         8,819
                                          --------------------
Net decrease                              (1,383)     $(20,597)
                                          ====================

Year ended October 31, 2006:

Shares sold                                4,257      $ 58,977
Shares issued to shareholders in
  reinvestment of dividends:                 199         2,779
Shares redeemed                           (4,563)      (64,307)
                                          --------------------
Net increase (decrease) in shares
  outstanding before conversion             (107)       (2,551)
Shares converted from Class B (See Note
  1)                                      16,482       225,467
                                          --------------------
Net increase                              16,375      $222,916
                                          ====================

CLASS B                                   SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                                  477      $   7,518
Shares issued to shareholders in
  reinvestment of dividends:                  54            807
Shares redeemed                           (1,518)       (23,419)
                                          ---------------------
Net decrease in shares outstanding
  before conversion                         (987)       (15,094)
Shares reacquired upon conversion into
  Class A (See Note 1)                      (560)        (8,819)
                                          ---------------------
Net decrease                              (1,547)     $ (23,913)
                                          =====================

Year ended October 31, 2006:

Shares sold                                  631      $   8,898
Shares issued to shareholders in
  reinvestment of dividends:                  53            741
Shares redeemed                           (5,236)       (72,576)
                                          ---------------------
Net decrease in shares outstanding
  before conversion                       (4,552)       (62,937)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (16,457)     (225,467)
                                          ---------------------
Net decrease                              (21,009)    $(288,404)
                                          =====================

 24   MainStay Convertible Fund

CLASS C                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                  385      $ 6,242
Shares issued to shareholders in
  reinvestment of dividends:                   9          139
Shares redeemed                             (279)      (4,340)
                                          -------------------
Net increase                                 115      $ 2,041
                                          ===================

Year ended October 31, 2006:

Shares sold                                  287      $ 4,052
Shares issued to shareholders in
  reinvestment of dividends:                   5           66
Shares redeemed                             (401)      (5,629)
                                          -------------------
Net decrease                                (109)     $(1,511)
                                          ===================

NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26   MainStay Convertible Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADIVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's recent underperformance and mixed performance over longer time periods.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

                                                    www.mainstayfunds.com     27

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to reduce the contractual management fee applicable to the Fund, with a corresponding reduction to be made at each contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced slightly at some points in the past year by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses,the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 28   MainStay Convertible Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 43.3% to arrive at the amount eligible for qualified dividend income, 70.2% for qualified interest income and 73.8% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

                        VOTES            VOTES
CONVERTIBLE FUND         FOR           WITHHELD        ABSTENTIONS          TOTAL
Susan B. Kerley     16,111,869.922      108,324.465       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
Alan R. Latshaw     16,108,853.646      111,340.741       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
Peter Meenan        16,112,599.861      107,594.526       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
Richard H.
 Nolan, Jr.         16,111,700.569      108,493.818       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
Richard S.
 Trutanic           16,114,664.452      105,529.935       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
Roman L. Weil       16,106,693.950      113,500.437       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
John A. Weisser     16,110,689.195      109,505.192       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------
Brian A. Murdock    16,106,253.820      113,940.567       53,209.000    16,273,403.387
--------------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30   MainStay Convertible Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32   MainStay Convertible Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872   (RECYCLE LOGO)   MS329-07                            MSC11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          26
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 32
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       41
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     42
--------------------------------------------------------------------------------

Federal Income Tax Information                                                44
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  44
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        44
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               44
--------------------------------------------------------------------------------

Trustees and Officers                                                         45

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        2.32%  8.35%   5.18%
Excluding sales charges   7.14   9.35    5.67

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED           LEHMAN BROTHERS
                                                       INCOME FUND            AGGREGATE BOND INDEX        THREE-INDEX COMPOSITE
                                                  --------------------        --------------------        ---------------------
10/31/97                                                 9550.00                    10000.00                    10000.00
                                                         9777.00                    10934.00                    10655.00
                                                        10145.00                    10992.00                    10770.00
                                                        10135.00                    11794.00                    10641.00
                                                        10664.00                    13512.00                    11420.00
                                                        10600.00                    14307.00                    12036.00
                                                        13098.00                    15009.00                    14166.00
                                                        14203.00                    15839.00                    15618.00
                                                        14503.00                    16018.00                    15742.00
                                                        15470.00                    16849.00                    16834.00
10/31/07                                                16574.00                    17757.00                    18158.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        1.23%  8.25%   4.88%
Excluding sales charges   6.23   8.54    4.88

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED           LEHMAN BROTHERS
                                                       INCOME FUND            AGGREGATE BOND INDEX        THREE-INDEX COMPOSITE
                                                  --------------------        --------------------        ---------------------
10/31/97                                                10000.00                    10000.00                    10000.00
                                                        10158.00                    10934.00                    10655.00
                                                        10478.00                    10992.00                    10770.00
                                                        10373.00                    11794.00                    10641.00
                                                        10847.00                    13512.00                    11420.00
                                                        10691.00                    14307.00                    12036.00
                                                        13121.00                    15009.00                    14166.00
                                                        14128.00                    15839.00                    15618.00
                                                        14302.00                    16018.00                    15742.00
                                                        15161.00                    16849.00                    16834.00
10/31/07                                                16106.00                    17757.00                    18158.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.23%  8.54%   4.88%
Excluding sales charges   6.23   8.54    4.88

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED           LEHMAN BROTHERS
                                                       INCOME FUND            AGGREGATE BOND INDEX        THREE-INDEX COMPOSITE
                                                  --------------------        --------------------        ---------------------
10/31/97                                                10000.00                    10000.00                    10000.00
                                                        10158.00                    10934.00                    10655.00
                                                        10478.00                    10992.00                    10770.00
                                                        10373.00                    11794.00                    10641.00
                                                        10847.00                    13512.00                    11420.00
                                                        10691.00                    14307.00                    12036.00
                                                        13121.00                    15009.00                    14166.00
                                                        14128.00                    15839.00                    15618.00
                                                        14302.00                    16018.00                    15742.00
                                                        15161.00                    16849.00                    16834.00
10/31/07                                                16106.00                    17757.00                    18158.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (2/28/97) through 8/31/98, performance for Class C shares (first offered 9/1/98), includes the historical performance of Class B shares adjusted to reflect the applicable CDSC, fees, estimated expenses and fee waivers/expense limita-

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          7.50%  9.69%   5.96%

(PERFORMANCE GRAPH)

                                                  MAINSTAY DIVERSIFIED           LEHMAN BROTHERS
                                                       INCOME FUND            AGGREGATE BOND INDEX        THREE-INDEX COMPOSITE
                                                  --------------------        --------------------        ---------------------
10/31/97                                                10000.00                    10000.00                    10000.00
                                                        10263.00                    10934.00                    10655.00
                                                        10677.00                    10992.00                    10770.00
                                                        10694.00                    11794.00                    10641.00
                                                        11282.00                    13512.00                    11420.00
                                                        11243.00                    14307.00                    12036.00
                                                        13925.00                    15009.00                    14166.00
                                                        15153.00                    15839.00                    15618.00
                                                        15505.00                    16018.00                    15742.00
                                                        16604.00                    16849.00                    16834.00
10/31/07                                                17849.00                    17757.00                    18158.00

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS
------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)                5.38%  4.41%    5.91%
Three-Index Composite(2)                                  7.86   8.57     6.15
Average Lipper multi-sector income fund(3)                6.49   9.09     5.54

tions of Class C shares upon initial offer. From inception (2/28/97) through 12/31/03, performance for Class I shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Class I shares upon initial offer. Unadjusted, the performance shown for those newer classes of shares might have been lower.
1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes.
2. The Fund's Three-Index Composite assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index or this composite.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,022.10           $ 6.63            $1,018.50            $ 6.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,018.35           $10.43            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,018.35           $10.43            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,023.70           $ 4.90            $1,020.20            $ 4.89
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, and 0.96% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Foreign Government Bonds                                                         24.90
Corporate Bonds                                                                  24.50
Corporate Bonds--Foreign                                                         18.50
U.S. Government & Federal Agencies                                               16.60
Short-Term Investments (collateral from securities lending                        8.00
  is 6.5%)
Convertible Bonds                                                                 2.70
Mortgage-Backed Securities                                                        2.40
Loan Assignments & Participations                                                 2.40
Convertible Preferred Stocks                                                      1.40
Asset-Backed Securities                                                           1.00
Common Stocks                                                                     0.90
Preferred Stocks                                                                  0.40
Municipal Bonds                                                                   0.40
Yankee Bonds                                                                      0.40
Medium-Term Note                                                                  0.20
Purchased Call Option                                                             0.10
Purchased Put Option                                                             0.00*
Warrants                                                                         0.00*
Liabilities in Excess of Cash and Other Assets                                   (4.80)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association, 4.875%, due 5/18/12
 2. Federal National Mortgage Association, 6.25%, due 2/1/11
 3. Federal National Mortgage Association, 5.375%, due 6/12/17
 4.  Hellenic Republic, 4.50%, due 5/20/14
 5.  Federal Republic of Brazil, 8.25%, due 1/20/34
 6.  Federal Republic of Brazil, 12.50%, due 1/5/22
 7.  United Mexican States, 6.75%, due 9/27/34
 8. Overseas Private Investment Corporation, 5.142%, due 12/15/23
 9. Federal National Mortgage Association, 6.625%, due 9/15/09
10.  Republic of Germany, 5.00%, due 7/4/11

 8   MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and J. Matthew Philo, CFA, of MacKay Shields LLC

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Diversified Income Fund returned 7.14% for Class A shares, 6.23% for Class B shares and 6.23% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 7.50%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 6.49% return of the average Lipper(1) multi-sector income fund for the 12-month reporting period. All share classes outperformed the 5.38% return of the Lehman Brothers(R) Aggregate Bond Index(2) and underperformed the 7.86% return of the Fund's Three-Index Composite(3) for the 12 months ended October 31, 2007. The Lehman Brothers(R) Aggregate Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Timely asset allocation drove the Fund's relative performance during the reporting period. Our decision to gradually increase the Fund's position in emerging-market debt had a positive impact, as emerging-market debt rallied early in the period and outperformed other fixed-income sectors during the summer sell-off, when the fallout from nonperforming subprime-mortgage loans began to roil the broader bond market. In emerging debt markets, we added securities denominated in local currencies. The move helped results, because local currency emerging-market bonds generally fared better than developed-market debt during the reporting period.

We took advantage of the run-up in stock prices early in the first half of the reporting period, and we sold the Fund's convertible bond holdings at a profit before the stock market sell-off. After the downturn, we resumed making convertible-bond purchases.

Our decision to avoid subprime-mortgage debt was also fortuitous in light of credit difficulties that unfolded during the reporting period. Indeed, the Fund was not directly involved in the shakeout in residential lending. During the reporting period, several high-profile subprime-mortgage-loan originators either closed because of capital constraints or were sold to larger entities. Lax underwriting standards in 2006 were largely responsible for unprecedented delinquencies in 2007.

Our decision to hedge the Fund's G7 currency exposure led to mixed results.(4) During the subprime-mortgage crisis, the U.S. bond market experienced a "flight to quality," or general a movement toward lower-risk fixed-income securities. This trend, along with monetary easing by the Federal Open Market Committee, supported a strong G7 government-bond rally toward the end of the reporting period.

HOW DID YOU ALLOCATE THE FUND'S HOLDINGS WITHIN THE HIGH-YIELD MARKET?

In the high-yield market, our bottom-up investment process remained consistent. We built a diversified portfolio of credits that presented a required margin of safety against default and a catalyst for credit improvement over time. Throughout the reporting period, we found credit risk to be mispriced in general. In our opinion, the market was not presenting sufficient compensation, on average, for assuming additional risk within the asset class. As a result, the Fund was underweight in the lowest-rated high-yield credits throughout the reporting period. Maintaining a cautious approach to the high-yield market helped the Fund's performance overall, as high-yield portion of the Fund outperformed the high-yield market toward the end of the reporting period.


Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.
3. See footnote on page 6 for more information on the Fund's Three-Index Composite.
4. The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.

                                                     www.mainstayfunds.com     9

HOW DID YOU MANAGE THE FUND'S POSITION IN EMERGING-MARKET DEBT DURING THE REPORTING PERIOD?

We used a combination of top-down and bottom-up credit analysis for asset allocation and security selection in the emerging markets. We continued to see good fundamental and technical support for the asset class and increased the Fund's weighting in emerging-market debt. Specifically, we found value in local currency sovereign and corporate debt as well as in U.S. dollar denominated debt. We reduced the Fund's exposure to corporate and sovereign investment-grade debt to fund these emerging-market debt purchases. The Fund's increased allocation to emerging-market debt contributed significantly to the Fund's yield and, as mentioned earlier, was an important driver of its relative performance during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We added to or established meaningful positions during the reporting period in the bonds of Community Health Systems, Reliant Energy and TXU Energy. We reduced or eliminated significant positions in fixed-income securities of Chiquita Brands International, GMAC LLC and Jean Coutu Group.

DID YOU MAKE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we significantly increased the Fund's weighting in emerging-market debt and reduced the Fund's exposure to developed-market government debt. The Fund's weighting in high-yield debt remained relatively steady, and we successfully navigated the convertible-bond sector, by selling before the market traded lower.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

In the high-yield segment of the market, the Fund was overweight in the health care and energy sectors and underweight in consumer discretionary, especially home builders and retail. In the investment-grade segment, the Fund was underweight in mortgage-backed securities. Toward the end of the reporting period, we reduced the Fund's position in U.S. Treasury securities to sharply underweight. In the non-dollar and emerging-market debt segments, we favored corporate debt over government debt.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
LONG-TERM BONDS (94.0%)+
ASSET-BACKED SECURITIES (1.0%)
----------------------------------------------------------------------------------
AUTOMOBILE (0.0%)++
Superior Wholesale Inventory Financing Trust
 Series 2007-AE1, Class A
 5.191%, due 1/15/12 (a)                            $        50,000   $     49,519
                                                                      ------------

CONSUMER FINANCE (0.2%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                        218,452        214,597
                                                                      ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                         75,000         74,022
                                                                      ------------

CREDIT CARDS (0.1%)
Citibank Credit Card Issuance Trust
 Series 2006-C4, Class C4
 5.345%, due 1/9/12 (a)                                     140,000        136,991
                                                                      ------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.321%, due 11/15/11 (a)                                   130,000        127,984
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                                    110,000        110,854
USXL Funding LLC
 Series 2006-1A, Class A
 5.379%, due 4/15/14 (b)                                     67,761         67,837
                                                                      ------------
                                                                           306,675
                                                                      ------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (c)(d)                                    80,528         72,475
                                                                      ------------

HOME EQUITY (0.2%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (e)                                    100,000         97,896
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (e)                                    120,000        118,081
                                                                      ------------
                                                                           215,977
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
HOME EQUITY (CONTINUED)
Citicorp Residential Mortgage
 Securities, Inc. (continued)
Total Asset-Backed Securities
 (Cost $1,076,075)                                                    $  1,070,256
                                                                      ------------

CONVERTIBLE BONDS (2.7%)
----------------------------------------------------------------------------------
AIRLINES (0.2%)
AMR Corp.
 4.50%, due 2/15/24                                 $       155,000        196,656
                                                                      ------------

FOOD (0.2%)
Spartan Stores, Inc.
 3.375%, due 5/15/27 (b)                                    257,000        237,725
                                                                      ------------

HEALTH CARE--PRODUCTS (0.5%)
Medtronic, Inc.
 1.625%, due 4/15/13                                        541,000        557,906
                                                                      ------------

HOUSEHOLD PRODUCTS & WARES (0.3%)
Church & Dwight Co., Inc.
 5.25%, due 8/15/33                                         208,000        324,220
                                                                      ------------

INSURANCE (0.0%)++
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                            35,000         32,288
                                                                      ------------

INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/07 (c)(d)(f)(n)                           504,238             50
                                                                      ------------

OIL & GAS (0.4%)
Pride International, Inc.
 3.25%, due 5/1/33                                          303,000        446,168
                                                                      ------------

OIL & GAS SERVICES (0.6%)
Halliburton Co.
 3.125%, due 7/15/23                                        298,000        627,663
                                                                      ------------

PHARMACEUTICALS (0.4%)
Wyeth
 4.886%, due 1/15/24 (a)(g)                                 430,000        461,072
                                                                      ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Nortel Networks Corp.
 4.25%, due 9/1/08                                  $        84,000   $     82,950
                                                                      ------------
Total Convertible Bonds
 (Cost $2,932,740)                                                       2,966,698
                                                                      ------------

CORPORATE BONDS (24.5%)
----------------------------------------------------------------------------------
ADVERTISING (0.3%)
Lamar Media Corp.
 6.625%, due 8/15/15                                        120,000        115,200
R.H. Donnelley, Inc.
 8.875%, due 10/15/17 (b)                                   125,000        125,000
Vertis, Inc.
 9.75%, due 4/1/09                                           75,000         75,000
                                                                      ------------
                                                                           315,200
                                                                      ------------
AEROSPACE & DEFENSE (0.2%)
Sequa Corp.
 8.875%, due 4/1/08                                         207,000        209,329
                                                                      ------------
AGRICULTURE (0.2%)
Reynolds American, Inc.
 7.625%, due 6/1/16                                         100,000        108,192
 7.75%, due 6/1/18                                           80,000         86,796
                                                                      ------------
                                                                           194,988
                                                                      ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 2.875%, due 2/6/24 (f)                                      55,000          3,575
 2.875%, due 2/18/24 (b)(f)                                  30,000          1,950
 8.00%, due 6/3/23 (f)                                       81,000          5,370
 8.30%, due 12/15/29 (f)                                    505,000         33,456
 9.75%, due 5/15/21 (f)                                       5,000            331
 10.00%, due 8/15/08 (f)                                     35,000          2,231
 10.375%, due 12/15/22 (f)                                   10,000            638
Northwest Airlines, Inc.
 7.625%, due 11/15/23 (f)                                   117,700          5,744
 7.875%, due 3/15/08 (f)                                     25,000          1,063
 8.70%, due 3/15/08 (f)                                       5,000            213
 8.875%, due 6/1/08 (f)                                      30,000          1,313
 9.875%, due 3/15/08 (f)                                     65,000          2,925
 10.00%, due 2/1/09 (f)                                     168,300          7,153
                                                                      ------------
                                                                            65,962
                                                                      ------------
APPAREL (0.1%)
Unifi, Inc.
 11.50%, due 5/15/14                                         95,000         89,538
                                                                      ------------
AUTO PARTS & EQUIPMENT (0.7%)
American Tire Distributors, Inc.
 11.481%, due 4/1/12 (a)                                     65,000         65,650

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (CONTINUED)
FleetPride Corp.
 11.50%, due 10/1/14 (b)                            $       235,000   $    235,000
Goodyear Tire & Rubber Co. (The)
 11.25%, due 3/1/11                                         360,000        385,200
Lear Corp.
 Series B
 8.50%, due 12/1/13                                          65,000         63,294
 8.75%, due 12/1/16                                          45,000         43,200
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (g)                                    20,000         20,400
                                                                      ------------
                                                                           812,744
                                                                      ------------
BANKS (0.2%)
USB Capital IX
 6.189%, due 4/15/11 (a)                                    135,000        136,108
Wachovia Corp.
 5.50%, due 8/1/35                                          110,000        100,529
                                                                      ------------
                                                                           236,637
                                                                      ------------
BEVERAGES (0.1%)
Constellation Brands, Inc.
 7.25%, due 5/15/17 (b)                                      95,000         94,763
                                                                      ------------

BUILDING MATERIALS (0.3%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                          55,000         55,000
Dayton Superior Corp.
 10.75%, due 9/15/08                                        120,000        121,500
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (b)                                    160,000        152,000
USG Corp.
 6.30%, due 11/15/16                                         50,000         45,746
                                                                      ------------
                                                                           374,246
                                                                      ------------
CHEMICALS (0.4%)
Equistar Chemicals, L.P.
 10.625%, due 5/1/11                                        157,000        164,065
Millennium America, Inc.
 7.625%, due 11/15/26                                       149,000        128,140
Mosaic Global Holdings, Inc.
 7.625%, due 12/1/16 (b)                                     40,000         43,100
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                         110,000        106,150
                                                                      ------------
                                                                           441,455
                                                                      ------------
COAL (0.1%)
Peabody Energy Corp.
 7.375%, due 11/1/16                                         95,000         98,800
 7.875%, due 11/1/26                                         60,000         62,700
                                                                      ------------
                                                                           161,500
                                                                      ------------

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.8%)
Cardtronics, Inc.
 9.25%, due 8/15/13                                 $       100,000   $     96,500
 9.25%, due 8/15/13 (b)                                      65,000         62,725
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13                                        100,000         97,000
iPayment, Inc.
 9.75%, due 5/15/14                                         180,000        172,800
Language Line, Inc.
 11.125%, due 6/15/12                                       125,000        130,000
Phoenix Color Corp.
 13.00%, due 2/1/09                                          91,000         90,090
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                         65,000         66,625
Service Corp. International
 7.375%, due 10/1/14                                         90,000         92,025
 7.625%, due 10/1/18                                         90,000         92,250
                                                                      ------------
                                                                           900,015
                                                                      ------------
COMPUTERS (0.3%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                         145,000        141,375
 4.875%, due 1/15/14                                         40,000         35,300
 9.125%, due 8/15/13                                        130,000        132,600
                                                                      ------------
                                                                           309,275
                                                                      ------------
DISTRIBUTION & WHOLESALE (0.1%)
Varietal Distribution Merger Sub, Inc.
 10.25%, due 7/15/15 (b)(g)(h)                              155,000        151,900
                                                                      ------------

DIVERSIFIED FINANCIAL SERVICES (3.1%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                         530,000        533,975
AmeriCredit Corp.
 8.50%, due 7/1/15 (b)                                      145,000        129,775
Bear Stearns Cos., Inc. (The)
 5.55%, due 1/22/17                                         360,000        336,569
Chukchansi Economic Development Authority
 8.00%, due 11/15/13 (b)                                     45,000         45,338
Ford Motor Credit Co. LLC
 7.375%, due 10/28/09                                       105,000        101,268
 7.875%, due 6/15/10                                          5,000          4,820
General Motors Acceptance Corp. LLC
 6.625%, due 5/15/12                                        100,000         89,773
 8.00%, due 11/1/31                                         720,000        665,509

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Hawker Beechcraft Acquisition Co. LLC/Hawker
 Beechcraft Co.
 8.50%, due 4/1/15 (b)                              $        65,000   $     66,138
 9.75%, due 4/1/17 (b)(g)                                    25,000         25,438
Idearc, Inc.
 8.00%, due 11/15/16                                        265,000        265,663
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                         100,000        101,500
 11.00%, due 5/15/12                                        175,000        173,250
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                                     100,000         98,444
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                       90,000         93,600
 10.375%, due 9/1/14 (b)                                    170,000        187,000
Regency Energy Partners/Regency Energy Finance
 Corp.
 8.375%, due 12/15/13                                        85,000         89,463
Residential Capital Corp.
 6.50%, due 4/17/13                                          95,000         69,350
Ucar Finance, Inc.
 10.25%, due 2/15/12                                         85,000         88,825
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                         165,000        160,875
                                                                      ------------
                                                                         3,326,573
                                                                      ------------
ELECTRIC (1.0%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                          313,643        339,519
Calpine Corp.
 8.50%, due 7/15/10 (b)                                     361,000        386,270
 9.875%, due 12/1/11 (b)                                     29,000         30,305
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                         340,000        331,944
Energy Future Holdings
 10.875%, due 11/1/17 (b)                                   110,000        111,238
NRG Energy, Inc.
 7.25%, due 2/1/14                                           70,000         70,000
 7.375%, due 2/1/16                                         120,000        119,700
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                          5,000          5,030
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                         145,000        167,475

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Reliant Energy, Inc.
 7.625%, due 6/15/14                                $        25,000   $     25,219
 7.875%, due 6/15/17 (g)                                    210,000        211,838
                                                                      ------------
                                                                         1,798,538
                                                                      ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Emerson Electric Co.
 6.00%, due 8/15/32                                          50,000         50,970
                                                                      ------------
ENERGY--ALTERNATE SOURCES (0.1%)
VeraSun Energy Corp.
 9.375%, due 6/1/17 (b)                                     120,000         98,700
                                                                      ------------

ENTERTAINMENT (1.2%)
Gaylord Entertainment Co.
 8.00%, due 11/15/13                                        200,000        203,500
Isle of Capri Casinos, Inc.
 7.00%, due 3/1/14                                           90,000         79,875
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                         115,000        116,150
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                         25,000         24,750
 6.875%, due 2/15/15                                         10,000          9,775
 7.125%, due 8/15/14                                         20,000         19,600
 8.00%, due 4/1/12                                           85,000         86,806
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                          110,000        112,750
 6.875%, due 12/1/11                                         30,000         30,225
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                          290,000        286,375
Vail Resorts, Inc.
 6.75%, due 2/15/14                                         295,000        291,313
                                                                      ------------
                                                                         1,261,119
                                                                      ------------
ENVIRONMENTAL CONTROL (0.2%)
Geo Sub Corp.
 11.00%, due 5/15/12                                        250,000        256,250
                                                                      ------------
FOOD (0.3%)
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                          25,000         25,125
 8.375%, due 5/1/17 (g)                                      35,000         35,263
Smithfield Foods, Inc.
 7.75%, due 7/1/17                                           65,000         66,950
Stater Brothers Holdings
 7.75%, due 4/15/15                                         140,000        139,650
 8.125%, due 6/15/12                                         20,000         20,200
                                                                      ------------
                                                                           287,188
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
FOREST PRODUCTS & PAPER (0.6%)
Bowater, Inc.
 9.375%, due 12/15/21                               $       180,000   $    150,300
 9.50%, due 10/15/12                                          5,000          4,400
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (b)                                     110,000        107,800
 7.125%, due 1/15/17 (b)                                    180,000        175,500
 7.75%, due 11/15/29                                          4,000          3,820
 8.00%, due 1/15/24                                          68,000         66,980
 8.875%, due 5/15/31                                        160,000        160,000
                                                                      ------------
                                                                           668,800
                                                                      ------------
HAND & MACHINE TOOLS (0.1%)
Thermadyne Holdings Corp.
 10.50%, due 2/1/14 (g)                                      65,000         63,700
                                                                      ------------

HEALTH CARE--PRODUCTS (0.5%)
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                         165,000        171,600
LVB Acquisition Merger
 10.00%, due 10/15/17 (b)                                   105,000        107,888
 11.625%, due 10/15/17 (b)                                  100,000        101,875
PTS Acquisition Corp.
 9.50%, due 4/15/15 (b)(h)                                  145,000        139,925
                                                                      ------------
                                                                           521,288
                                                                      ------------
HEALTH CARE--SERVICES (0.9%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12                                        100,000         95,500
Community Health Systems, Inc.
 8.875%, due 7/15/15 (b)                                    180,000        182,250
HCA, Inc.
 6.30%, due 10/1/12                                         130,000        116,675
 8.75%, due 9/1/10                                           35,000         35,613
 9.25%, due 11/15/16                                        170,000        178,925
Highmark, Inc.
 6.80%, due 8/15/13 (b)                                     245,000        260,371
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15                                          90,000         91,575
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14                                         52,000         56,550
                                                                      ------------
                                                                         1,017,459
                                                                      ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
Leucadia National Corp.
 8.125%, due 9/15/15                                        115,000        116,006
                                                                      ------------

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & WARES (0.2%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                $       100,000   $     95,000
Jarden Corp.
 7.50%, due 5/1/17                                           75,000         71,250
                                                                      ------------
                                                                           166,250
                                                                      ------------
INSURANCE (0.7%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17                                          220,000        218,350
Fund American Cos., Inc.
 5.875%, due 5/15/13                                        155,000        153,430
HUB International Holdings, Inc.
 9.00%, due 12/15/14 (b)                                    195,000        187,200
Liberty Mutual Group, Inc.
 7.80%, due 3/15/37 (b)                                      70,000         66,101
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (b)(f)                                   35,000            263
 9.15%, due 7/1/26 (b)(f)                                   535,000          4,013
USI Holdings Corp.
 9.433%, due 11/15/14 (a)(b)                                 35,000         32,550
 9.75%, due 5/15/15 (b)                                      95,000         83,838
                                                                      ------------
                                                                           745,745
                                                                      ------------
IRON & STEEL (0.2%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                         20,000         20,500
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                       185,000        197,025
                                                                      ------------
                                                                           217,525
                                                                      ------------
LODGING (0.8%)
Boyd Gaming Corp.
 7.75%, due 12/15/12                                        345,000        355,350
MGM Mirage, Inc.
 7.50%, due 6/1/16                                          115,000        114,281
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                          115,000        115,000
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                         215,000        224,675
 8.875%, due 9/15/08                                         35,000         35,481
                                                                      ------------
                                                                           844,787
                                                                      ------------
MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                         140,000        142,485
                                                                      ------------

MEDIA (1.8%)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                         470,000        462,950

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
MEDIA (CONTINUED)
LBI Media, Inc.
 8.50%, due 8/1/17 (b)                              $        80,000   $     80,800
MediaNews Group, Inc.
 6.875%, due 10/1/13                                         65,000         49,400
Morris Publishing Group LLC
 7.00%, due 8/1/13                                          220,000        168,850
Paxson Communications Corp.
 8.493%, due 1/15/12 (a)(b)                                 115,000        115,288
 11.493%, due 1/15/13 (a)(b)                                500,000        508,750
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                         415,000        488,817
Ziff Davis Media, Inc.
 11.356%, due 5/1/12 (a)                                    135,000        129,600
                                                                      ------------
                                                                         2,004,455
                                                                      ------------
METAL FABRICATE & HARDWARE (0.2%)
Metals USA, Inc.
 11.125%, due 12/1/15                                        75,000         80,063
Neenah Foundary Co.
 9.50%, due 1/1/17                                          130,000        119,600
                                                                      ------------
                                                                           199,663
                                                                      ------------
MINING (0.2%)
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                           55,000         59,400
 8.375%, due 4/1/17                                         135,000        147,825
                                                                      ------------
                                                                           207,225
                                                                      ------------
MISCELLANEOUS--MANUFACTURING (0.3%)
Actuant Corp.
 6.875%, due 6/15/17 (b)                                     85,000         85,000
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                          185,000        191,013
                                                                      ------------
                                                                           276,013
                                                                      ------------
OIL & GAS (2.5%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                         225,000        209,813
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                         215,000        207,475
 6.875%, due 11/15/20                                        25,000         24,438
Energy Partners, Ltd.
 10.368%, due 4/15/13 (a)(b)                                 90,000         90,675
Forest Oil Corp.
 7.25%, due 6/15/19 (b)                                     110,000        110,000
 8.00%, due 12/15/11                                        200,000        207,000
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)                                      100,000        103,750
Mariner Energy, Inc.
 7.50%, due 4/15/13                                         230,000        223,675

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Newfield Exploration Co.
 6.625%, due 4/15/16                                $        15,000   $     14,700
Parker Drilling Co.
 9.625%, due 10/1/13                                         80,000         85,400
Pemex Project Funding Master Trust
 7.875%, due 2/1/09                                         500,000        517,250
Petroquest Energy, Inc.
 10.375%, due 5/15/12                                       120,000        123,000
Pogo Producing Co.
 6.625%, due 3/15/15                                        105,000        106,050
 6.875%, due 10/1/17                                        310,000        313,875
Stone Energy Corp.
 6.75%, due 12/15/14                                        100,000         92,375
Venoco, Inc.
 8.75%, due 12/15/11                                         45,000         45,225
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                          300,000        295,125
                                                                      ------------
                                                                         2,769,826
                                                                      ------------
OIL & GAS SERVICES (0.2%)
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                           70,000         68,425
 9.00%, due 1/15/14                                          70,000         70,875
Complete Production Services, Inc.
 8.00%, due 12/15/16                                         95,000         92,150
                                                                      ------------
                                                                           231,450
                                                                      ------------
PACKAGING & CONTAINERS (0.1%)
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                         10,000         10,438
 8.875%, due 2/15/09                                         45,000         45,338
                                                                      ------------
                                                                            55,776
                                                                      ------------
PHARMACEUTICALS (0.2%)
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                         240,000        253,912
                                                                      ------------

PIPELINES (0.8%)
ANR Pipeline Co.
 9.625%, due 11/1/21                                        145,000        197,325
Copano Energy LLC
 8.125%, due 3/1/16                                         115,000        118,163
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                         25,000         26,553
 7.625%, due 8/1/10                                         205,000        211,228

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
PIPELINES (CONTINUED)
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                $       145,000   $    135,575
 8.50%, due 7/15/16                                          40,000         40,000
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                        115,000        118,820
                                                                      ------------
                                                                           847,664
                                                                      ------------
REAL ESTATE (0.1%)
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14                                        115,000        115,863
                                                                      ------------

REAL ESTATE INVESTMENT TRUSTS (0.4%)
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                          145,000        146,088
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                          230,000        245,789
                                                                      ------------
                                                                           391,877
                                                                      ------------
RETAIL (1.1%)
Burlington Coat Factory Warehouse Corp.
 11.125%, due 4/15/14 (g)                                    95,000         86,450
CVS Caremark Corp.
 5.789%, due 1/10/26 (b)                                     99,341         98,895
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                           60,000         57,450
Rite Aid Corp.
 7.50%, due 1/15/15 (g)                                     245,000        232,750
 8.625%, due 3/1/15                                         150,000        133,125
 9.375%, due 12/15/15 (b)                                    75,000         69,188
 9.50%, due 6/15/17 (b)                                      70,000         64,750
Sbarro, Inc.
 10.375%, due 2/1/15 (g)                                    115,000        103,931
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                        171,000        178,268
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                         160,000        143,200
                                                                      ------------
                                                                         1,168,007
                                                                      ------------
SOFTWARE (0.1%)
SS&C Technologies, Inc.
 11.75%, due 12/1/13                                        110,000        118,525
                                                                      ------------

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.8%)
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                $        40,000   $     42,400
 Series B
 8.375%, due 11/1/11                                         70,000         74,200
 9.875%, due 11/1/12                                         75,000         81,188
GCI, Inc.
 7.25%, due 2/15/14                                         135,000        123,356
Intelsat Corp.
 9.00%, due 6/15/16                                         145,000        148,263
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                         360,000        300,600
New Cingular Wireless Services, Inc.
 8.75%, due 3/1/31                                          150,000        193,961
PanAmSat Corp.
 9.00%, due 8/15/14                                          92,000         93,840
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                         215,000        217,150
 Series B
 7.50%, due 2/15/14                                         190,000        192,375
Qwest Corp.
 5.625%, due 11/15/08                                        15,000         14,925
 7.50%, due 10/1/14                                         180,000        187,875
 7.50%, due 6/15/23                                         195,000        192,806
 8.875%, due 3/15/12                                        100,000        109,500
                                                                      ------------
                                                                         1,972,439
                                                                      ------------
TRANSPORTATION (0.0%)++
St. Acquisition Corp.
 12.50%, due 5/15/17 (b)(g)                                  75,000         47,813
                                                                      ------------

TRUCKING & LEASING (0.1%)
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                         70,000         69,213
                                                                      ------------
Total Corporate Bonds
 (Cost $26,662,039)                                                     26,670,656
                                                                      ------------

CORPORATE BONDS--FOREIGN (18.5%)
----------------------------------------------------------------------------------
ARGENTINA (0.1%)
Telecom Personal S.A.
 9.25%, due 12/22/10 (b)                                    100,000        102,100
                                                                      ------------

BAHAMAS (0.1%)
Ultrapetrol, Ltd.
 9.00%, due 11/24/14                                        100,000         98,000
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
BERMUDA (1.3%)
AES China Generating Co., Ltd.
 8.25%, due 6/26/10                                 $       230,000   $    227,369
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (b)                                    500,000        485,650
Citic Resources Finance, Ltd.
 6.75%, due 5/15/14 (b)                                     200,000        192,000
Hopson Development Holdings, Ltd.
 8.125%, due 11/9/12 (b)                                    150,000        144,375
Intelsat Subsidiary Holding Co., Ltd.
 8.25%, due 1/15/13                                         230,000        231,725
Shanghai Real Estate, Ltd.
 8.625%, due 4/24/13                                        200,000        184,966
                                                                      ------------
                                                                         1,466,085
                                                                      ------------
BRAZIL (0.9%)
Braskem S.A.
 Series Reg S
 9.375%, due 6/1/15                                         150,000        168,750
Companhia Brasileira de Bebidas
 10.50%, due 12/15/11                                       165,000        193,875
Companhia de Saneamento Basico do Estado de Sao
 Paulo
 7.50%, due 11/3/16 (b)                                     215,000        223,342
TAM Capital, Inc.
 7.375%, due 4/25/17 (b)                                    400,000        358,000
                                                                      ------------
                                                                           943,967
                                                                      ------------
CANADA (1.5%)
Angiotech Pharmaceuticals, Inc.
 9.371%, due 12/1/13 (a)                                     60,000         59,400
Bowater Canada Finance
 7.95%, due 11/15/11                                         65,000         55,738
CanWest MediaWorks, Inc.
 8.00%, due 9/15/12                                         115,000        112,125
CanWest MediaWorks, L.P.
 9.25%, due 8/1/15 (b)                                      120,000        121,800
Norske Skog Canada, Ltd.
 Series D
 8.625%, due 6/15/11                                        110,000         86,900
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                                    115,000        119,888
Nova Chemicals Corp.
 8.484%, due 11/15/13 (a)                                    65,000         63,863
Quebecor Media, Inc.
 7.75%, due 3/15/16                                         180,000        174,150
 7.75%, due 3/15/16 (b)                                      85,000         82,025
Quebecor World, Inc.
 9.75%, due 1/15/15 (b)                                     135,000        131,625
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$      225,000        256,023
Sun Media Corp.
 7.625%, due 2/15/13                                $       210,000        206,850

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
----------------------------------------------------------------------------------
CANADA (CONTINUED)
Videotron Ltee
 6.375%, due 12/15/15                               $       120,000   $    115,800
                                                                      ------------
                                                                         1,586,187
                                                                      ------------
CAYMAN ISLANDS (1.5%)
Cosan Finance, Ltd.
 7.00%, due 2/1/17 (b)                                      395,000        380,188
Marfrig Overseas, Ltd.
 Series Reg S
 9.625%, due 11/16/16                                       250,000        262,500
Odebrecht Finance, Ltd.
 7.50%, due 10/18/17 (b)                                    250,000        250,000
Shimao Property Holdings, Ltd.
 8.00%, due 12/1/16 (b)                                     200,000        195,500
Vale Overseas, Ltd.
 6.25%, due 1/11/16                                         200,000        203,835
 6.25%, due 1/23/17                                          65,000         65,722
 6.875%, due 11/21/36                                       190,000        197,513
 8.25%, due 1/17/34                                          50,000         60,011
                                                                      ------------
                                                                         1,615,269
                                                                      ------------
CHILE (0.2%)
AES Gener S.A.
 7.50%, due 3/25/14                                         250,000        260,376
                                                                      ------------

FRANCE (0.6%)
Lafarge S.A.
 6.625%, due 11/29/17                               L       300,000        625,238
                                                                      ------------

GERMANY (0.7%)
Kreditanstalt fuer Wiederaufbau
 Series E
 5.50%, due 9/15/09                                         140,000        290,312
 Series E
 11.75%, due 8/8/08                                 ISK  12,000,000        198,476
Kyivstar GSM
 10.375%, due 8/17/09 (b)                           $       275,000        290,125
                                                                      ------------
                                                                           778,913
                                                                      ------------
LUXEMBOURG (2.5%)
Covidien International Finance S.A.
 6.00%, due 10/15/17 (b)                                     65,000         65,876
Evraz Group S.A.
 8.25%, due 11/10/15 (b)                                    200,000        202,750
FMC Finance III S.A.
 6.875%, due 7/15/17 (b)                                    215,000        215,538
Gaz Capital for Gazprom
 Series E
 4.56%, due 12/9/12                                 E       500,000        680,601

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
LUXEMBOURG (CONTINUED)
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                             $        90,640   $     93,133
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                        135,000        145,294
Norilsk Nickel Finance
 Luxembourg S.A.
 7.125%, due 9/30/09                                        200,000        205,546
OJSC Russian Agricultural Bank
 7.175%, due 5/16/13 (b)                                    100,000        103,140
OJSC Vimpel Communications
 8.25%, due 5/23/16 (b)                                     300,000        310,500
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (b)                                   100,000         96,000
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                                     215,000        209,625
 7.875%, due 3/13/18 (b)                                    400,000        395,500
                                                                      ------------
                                                                         2,723,503
                                                                      ------------
MEXICO (2.0%)
America Movil SAB de C.V.
 5.50%, due 3/1/14                                          100,000         99,750
 8.46%, due 12/18/36                                MXN   4,800,000        444,830
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (b)                            $       150,000        152,250
 6.50%, due 12/15/15                                         45,000         45,675
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (b)(g)                                  400,000        416,000
Grupo Televisa S.A.
 6.625%, due 3/18/25                                        500,000        517,500
 8.49%, due 5/11/37                                 MXN   2,500,000        231,463
Kansas City Southern de Mexico S.A. de C.V.
 7.375%, due 6/1/14 (b)                             $        30,000         30,000
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                         290,000        286,375
                                                                      ------------
                                                                         2,223,843
                                                                      ------------
NETHERLANDS (2.4%)
ATF Capital B.V.
 9.25%, due 2/21/14 (b)                                     810,000        834,300
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                         50,000         48,880
Electricidad de Caracas Finance B.V.
 10.25%, due 10/15/14 (b)                                    95,000         96,900
Excelcomindo Finance Co. B.V.
 7.125%, due 1/18/13 (b)                                    100,000         99,500
Intergen N.V.
 9.00%, due 6/30/17 (b)                                     210,000        222,075
Kazkommerts International B.V.
 7.625%, due 2/13/12                                L        50,000         91,999
 8.50%, due 4/16/13 (b)                             $       400,000        381,000

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
----------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
Lukoil International Finance B.V.
 6.356%, due 6/7/17 (b)                             $       400,000   $    385,000
Majapahit Holdings B.V.
 7.75%, due 10/17/16 (b)                                    100,000        103,130
Temir Capital B.V.
 9.50%, due 5/21/14 (b)                                     300,000        249,750
TuranAlem Finance B.V.
 7.75%, due 4/25/13 (b)                                     100,000         89,000
                                                                      ------------
                                                                         2,601,534
                                                                      ------------
PANAMA (0.2%)
AES El Salvador Trust
 6.75%, due 2/1/16 (b)                                      200,000        199,560
                                                                      ------------
PHILIPPINES (0.2%)
National Power Corp.
 6.875%, due 11/2/16 (b)(g)                                 200,000        204,750
                                                                      ------------
QATAR (0.2%)
Ras Laffan Liquefied Natural
 Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                                    250,000        246,465
                                                                      ------------

RUSSIA (0.3%)
OAO Gazprom
 9.625%, due 3/1/13 (b)                                     160,000        184,400
Siberian Oil Co.
 Series Reg S
 10.75%, due 1/15/09                                        100,000        105,240
                                                                      ------------
                                                                           289,640
                                                                      ------------
SOUTH KOREA (0.1%)
Hynix Semiconductor, Inc.
 7.875%, due 6/27/17 (b)                                    100,000         95,250
                                                                      ------------
SUPRANATIONAL (1.3%)
Inter-American Development Bank
 13.00%, due 6/20/08                                ISK  37,500,000        624,477
INVISTA
 9.25%, due 5/1/12 (b)                              $       355,000        374,525
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (g)                                   255,000        248,944
 9.50%, due 10/15/15 (g)                                    170,000        160,650
                                                                      ------------
                                                                         1,408,596
                                                                      ------------
UNITED ARAB EMIRATES (0.5%)
DP World, Ltd.
 6.85%, due 7/2/37 (b)                                      600,000        602,356
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
UNITED KINGDOM (1.5%)
BSKYB Finance UK PLC
 6.50%, due 10/15/35 (b)                            $        95,000   $     93,102
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (b)                                    55,000         58,988
 Series Reg S
 9.875%, due 12/15/12                                       500,000        532,500
GTL Trade Finance, Inc.
 7.25%, due 10/20/17 (b)                                    300,000        303,821
Independent News & Media Finance, Ltd.
 5.75%, due 5/17/09                                 E       300,000        434,565
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08                        $       250,000        241,250
                                                                      ------------
                                                                         1,664,226
                                                                      ------------
VENEZUELA (0.4%)
Petroleos de Venezuela S.A.
 5.50%, due 4/12/37                                         670,000        417,075
                                                                      ------------
Total Corporate Bonds--Foreign
 (Cost $19,927,073)                                                     20,152,933
                                                                      ------------

FOREIGN GOVERNMENT BONDS (24.9%)
----------------------------------------------------------------------------------
ARGENTINA (1.4%)
Republic of Argentina
 (zero coupon), due 12/15/35 (a)                          5,140,000        706,750
 8.28%, due 12/31/33                                        870,718        881,602
                                                                      ------------
                                                                         1,588,352
                                                                      ------------
AUSTRALIA (0.8%)
Commonwealth of Australia
 5.75%, due 5/15/21                                 A$    1,000,000        897,466
                                                                      ------------

AUSTRIA (0.9%)
Republic of Austria
 4.65%, due 1/15/18                                 E       643,000        953,520
                                                                      ------------

BELGIUM (0.5%)
Kingdom of Belgium
 5.00%, due 9/28/11                                         400,000        596,299
                                                                      ------------

BRAZIL (3.0%)
Federal Republic of Brazil
V   8.25%, due 1/20/34                              $     1,321,000      1,712,016
V   12.50%, due 1/5/22                              BRL   2,300,000      1,544,940
                                                                      ------------
                                                                         3,256,956
                                                                      ------------
CANADA (0.1%)
Export Development Canada
 13.00%, due 8/11/08                                ISK   6,300,000        104,780
                                                                      ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
----------------------------------------------------------------------------------
COLOMBIA (1.2%)
Republic of Colombia
 7.375%, due 1/27/17                                $       400,000   $    441,400
 8.125%, due 5/21/24                                        300,000        360,750
 12.00%, due 10/22/15                               CP  992,000,000        564,892
                                                                      ------------
                                                                         1,367,042
                                                                      ------------
EGYPT (0.2%)
Republic of Egypt
 (zero coupon), due 2/12/08                         EGP   1,400,000        249,039
                                                                      ------------
EL SALVADOR (0.3%)
Republic of El Salvador
 7.75%, due 1/24/23 (b)                             $       250,000        290,000
                                                                      ------------

GERMANY (1.6%)
Republic of Germany
V  5.00%, due 7/4/11                                E       755,000      1,124,278
 6.25%, due 1/4/30                                          350,000        626,871
                                                                      ------------
                                                                         1,751,149
                                                                      ------------
GREECE (2.2%)
Hellenic Republic
V    4.50%, due 5/20/14                                   1,200,000      1,751,888
 5.90%, due 10/22/22                                        406,000        662,696
                                                                      ------------
                                                                         2,414,584
                                                                      ------------
INDONESIA (0.4%)
Republic of Indonesia
 6.875%, due 3/9/17 (b)(g)                          $       200,000        210,500
 7.25%, due 4/20/15 (b)(g)                                  180,000        193,050
                                                                      ------------
                                                                           403,550
                                                                      ------------
ITALY (2.4%)
Republic of Italy
 5.50%, due 11/1/10                                 E       600,000        899,836
 6.00%, due 5/1/31                                          625,000      1,056,545
 6.50%, due 11/1/27                                         372,000        658,606
                                                                      ------------
                                                                         2,614,987
                                                                      ------------
LEBANON (0.2%)
Republic of Lebanon
 Series Reg S
 8.25%, due 4/12/21                                 $       275,000        250,938
                                                                      ------------

MEXICO (1.6%)
United Mexican States
V   6.75%, due 9/27/34                                    1,300,000      1,454,050
 7.25%, due 12/15/16                                MXN   3,000,000        269,487
                                                                      ------------
                                                                         1,723,537
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
PANAMA (1.3%)
Republic of Panama
 6.70%, due 1/26/36                                 $       243,000   $    255,150
 8.875%, due 9/30/27                                        325,000        421,688
 9.375%, due 4/1/29                                         550,000        748,000
                                                                      ------------
                                                                         1,424,838
                                                                      ------------
PERU (1.0%)
Republic of Peru
 6.55%, due 3/14/37                                         300,000        315,750
 7.35%, due 7/21/25                                         475,000        545,063
 8.75%, due 11/21/33                                        152,000        202,920
                                                                      ------------
                                                                         1,063,733
                                                                      ------------
PHILIPPINES (0.7%)
Republic of Philippines
 7.75%, due 1/14/31                                         200,000        228,000
 9.50%, due 2/2/30 (g)                                      250,000        335,938
 9.875%, due 1/15/19 (g)                                    200,000        260,000
                                                                      ------------
                                                                           823,938
                                                                      ------------
SRI LANKA (0.3%)
Republic of Sri Lanka
 8.25%, due 10/24/12 (b)                                    300,000        298,125
                                                                      ------------

TURKEY (1.4%)
Republic of Turkey
 7.25%, due 3/15/15                                         400,000        423,520
 7.375%, due 2/5/25                                         470,000        498,811
 14.00%, due 1/19/11                                TRY     670,000        576,264
                                                                      ------------
                                                                         1,498,595
                                                                      ------------
UKRAINE (0.2%)
Ukraine Government
 6.875%, due 3/4/11 (b)                             $       175,000        180,478
                                                                      ------------

UNITED KINGDOM (2.1%)
United Kingdom Treasury Bonds
 4.00%, due 3/7/09                                  L        97,000        198,643
 4.25%, due 6/7/32                                          150,000        295,614
 4.25%, due 3/7/36                                          205,000        406,606
 5.00%, due 3/7/12                                          315,000        655,569
 6.00%, due 12/7/28                                         285,000        692,922
                                                                      ------------
                                                                         2,249,354
                                                                      ------------
URUGUAY (0.2%)
Republic of Uruguay
 8.00%, due 11/18/22                                $       173,130        197,368
                                                                      ------------

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
----------------------------------------------------------------------------------
VENEZUELA (0.9%)
Republic of Venezuela
 Series Reg S
 6.18%, due 4/20/11 (a)                             $       200,000   $    190,000
 9.25%, due 9/15/27                                         475,000        520,600
 13.625%, due 8/15/18                                       181,000        245,255
                                                                      ------------
                                                                           955,855
                                                                      ------------
Total Foreign Government Bonds
 (Cost $23,556,812)                                                     27,154,483
                                                                      ------------
LOAN ASSIGNMENTS & PARTICIPATIONS (2.4%) (i)
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
DAE Aviation Holdings
 Tranche B-1 Term Loan
 8.933%, due 7/31/14                                         62,603         62,486
 Tranche B2 Term Loan
 8.933%, due 7/31/14                                         47,397         47,308
                                                                      ------------
                                                                           109,794
                                                                      ------------
CHEMICALS (0.1%)
Talecris Biotherapeutics, Inc.
 2nd Lien Term Loan
 12.08%, due 12/6/14                                        120,000        120,000
                                                                      ------------

HEALTH CARE--SERVICES (0.6%)
Community Health Systems, Inc.
 New Term Loan B
 7.756%, due 7/25/14                                        190,000        185,369
HCA, Inc.
 Term Loan B
 7.448%, due 11/18/13                                       406,925        397,111
                                                                      ------------
                                                                           582,480
                                                                      ------------
MEDIA (0.3%)
Nielsen Finance LLC
 Dollar Term Loan
 7.36%, due 8/9/13                                          346,501        336,875
                                                                      ------------

MINING (0.2%)
BHM Technologies LLC
 1st Lien Term Loan
 11.37%, due 7/21/13                                        294,894        252,871
                                                                      ------------

REAL ESTATE (0.6%)
Building Materials Corp. of America
 2nd Lien Term Loan
 10.813%, due 9/25/14                                       100,000         82,700
LNR Property Corp.
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                         350,000        340,725

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
REAL ESTATE (CONTINUED)
Rental Services Corp.
 2nd Lien Term Loan
 8.75%, due 11/27/13                                $        79,584   $     77,445
Riverdeep Interactive Learning USA, Inc.
 Bridge Loan
 11.938%, due 12/21/14                                       55,060         54,819
Transfirst Holdings, Inc.
 Term Loan B
 7.95%, due 6/15/14                                          99,750         95,511
                                                                      ------------
                                                                           651,200
                                                                      ------------
RETAIL (0.3%)
Michaels Stores, Inc.
 New Term Loan B
 7.619%, due 10/31/13                                        99,497         95,088
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.448%, due 4/6/13                                         123,418        121,186
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.125%, due 1/19/13                                       145,000        145,030
                                                                      ------------
                                                                           361,304
                                                                      ------------
SOFTWARE (0.2%)
SunGard Data Systems, Inc.
 Term Loan
 7.356%, due 2/28/14                                        166,194        163,758
                                                                      ------------
Total Loan Assignments & Participations
 (Cost $2,676,737)                                                       2,578,282
                                                                      ------------

MORTGAGE-BACKED SECURITIES (2.4%)
----------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.4%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                       295,000        293,474
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.361%, due 12/25/36 (a)(b)                                100,373         99,761
Citigroup Commercial
 Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                       220,000        209,965
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.225%, due 7/15/44                                        440,000        432,770

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
----------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (b)                           $       120,000   $    115,078
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                        425,000        415,635
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                       139,180        137,138
 Series 2005-C7, Class A4
 5.197%, due 11/15/30                                       235,000        229,223
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                        110,259        108,931
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                                   555,000        534,217
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)(d)                                 40,000         39,750
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                         43,685         43,035
                                                                      ------------
Total Mortgage-Backed Securities
 (Cost $2,719,471)                                                       2,658,977
                                                                      ------------
MUNICIPAL BONDS (0.4%)
----------------------------------------------------------------------------------
OHIO (0.2%)
Buckeye, Ohio, Tobacco Settlement Financing
 Authority
 5.75%, due 6/1/34                                          250,000        241,250
                                                                      ------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                                     120,000        118,974
                                                                      ------------

WEST VIRGINIA (0.1%)
Tobacco Settlement Finance Authority of West
 Virginia
 7.467%, due 6/1/47                                         100,000         98,037
                                                                      ------------
Total Municipal Bonds
 (Cost $462,523)                                                           458,261
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (16.6%)
----------------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                 $       132,965   $    134,302
                                                                      ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (j)                                      29,944         30,022
                                                                      ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.2%)
 4.75%, due 11/17/15                                        740,000        734,480
 6.25%, due 7/15/32                                         525,000        599,538
                                                                      ------------
                                                                         1,334,018
                                                                      ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.2%)
 3.00%, due 8/1/10                                           77,465         74,308
 4.311%, due 3/1/35 (a)                                     112,955        111,457
                                                                      ------------
                                                                           185,765
                                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.4%)
 4.625%, due 5/1/13                                         135,000        133,741
V    4.875%, due 5/18/12                                  6,450,000      6,520,352
 5.125%, due 1/2/14                                         150,000        151,433
 5.25%, due 8/1/12                                        1,035,000      1,054,919
V    5.375%, due 6/12/17 (g)                              2,075,000      2,142,186
V    6.25%, due 2/1/11                                    2,260,000      2,372,546
V    6.625%, due 9/15/09                                  1,150,000      1,196,743
                                                                      ------------
                                                                        13,571,920
                                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.2%)
 6.00%, due 9/1/34                                           87,613         88,451
 6.00%, due 9/1/35                                           89,171         90,112
                                                                      ------------
                                                                           178,563
                                                                      ------------
FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                         171,462        165,771
                                                                      ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.0%)++
 6.00%, due 8/15/32                                               3              3
                                                                      ------------

OVERSEAS PRIVATE INVESTMENT CORPORATION (1.1%)
V     5.142%, due 12/15/23 (k)                            1,200,000      1,211,700
                                                                      ------------

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
----------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (1.2%)
 3.875%, due 9/15/10 (g)                            $     1,115,000   $  1,112,822
 4.75%, due 8/15/17 (g)                                     215,000        219,737
                                                                      ------------
                                                                         1,332,559
                                                                      ------------
Total U.S. Government & Federal Agencies
 (Cost $18,125,734)                                                     18,144,623
                                                                      ------------

YANKEE BONDS (0.4%) (l)
----------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.3%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                           60,000         44,400
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                        245,000        237,650
                                                                      ------------
                                                                           282,050
                                                                      ------------
INSURANCE (0.1%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (g)                                     35,000         32,550
 7.75%, due 7/15/37 (g)                                      35,000         32,550
 8.30%, due 4/15/26 (g)                                      10,000          9,550
                                                                      ------------
                                                                            74,650
                                                                      ------------
OIL & GAS (0.0%)++
YPF Sociedad Anonima
 9.125%, due 2/24/09                                         60,000         62,280
                                                                      ------------
Total Yankee Bonds
 (Cost $412,338)                                                           418,980
                                                                      ------------

MEDIUM-TERM NOTE (0.2%)
----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Lehman Brothers Holdings, Inc.
 6.20%, due 9/26/14                                         250,000        251,622
                                                                      ------------
Total Medium-Term Note
 (Cost $249,792)                                                           251,622
                                                                      ------------
Total Long-Term Bonds
 (Cost $98,801,334)                                                    102,525,771
                                                                      ------------

                                                             SHARES
COMMON STOCKS (0.9%)
----------------------------------------------------------------------------------
AGRICULTURE (0.0%)++
North Atlantic Trading
 Co., Inc. (c)(d)(m)(n)                                         522              5
                                                                      ------------


                                                             SHARES          VALUE
AIRLINES (0.4%)
Delta Air Lines, Inc. (g)(m)                                  5,825   $    121,160
Northwest Airlines, Inc. (m)                                 17,174        318,578
                                                                      ------------
                                                                           439,738
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Adelphia Contingent Value Vehicle (c)(d)(f)(m)              100,330          1,003
                                                                      ------------

MEDIA (0.2%)
Haights Cross
 Communications, Inc. (c)(d)(m)(n)                           15,988        154,284
                                                                      ------------

RETAIL (0.0%)++
Star Gas Partners, L.P. (m)                                   6,675         30,571
                                                                      ------------

SOFTWARE (0.1%)
QuadraMed Corp. (c)(m)                                       25,588         71,391
                                                                      ------------

TELECOMMUNICATIONS (0.2%)
Loral Space &
 Communications, Ltd. (m)                                     1,760         71,069
Neon Communications
 Group, Inc. (d)(m)(n)                                       37,056        162,213
                                                                      ------------
                                                                           233,282
                                                                      ------------
Total Common Stocks
 (Cost $774,354)                                                           930,274
                                                                      ------------

CONVERTIBLE PREFERRED STOCKS (1.4%)
----------------------------------------------------------------------------------
CHEMICALS (0.3%)
Celanese Corp.
 4.25%                                                        5,635        302,769
                                                                      ------------

INVESTMENT COMPANIES (0.4%)
Vale Capital, Ltd.
 5.50% Series RIO                                             5,090        372,690
                                                                      ------------

PHARMACEUTICALS (0.2%)
Schering-Plough Corp.
 6.00%                                                          940        250,275
                                                                      ------------

SOFTWARE (0.2%)
QuadraMed Corp.
 5.50% (b)(c)(n)                                             10,400        244,400
                                                                      ------------

TELECOMMUNICATIONS (0.0%)++
Neon Communications Group, Inc.
 6.00% (c)(d)                                                 5,076         23,527
                                                                      ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23


                                                             SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
----------------------------------------------------------------------------------
TRANSPORTATION (0.3%)
Bristow Group, Inc.
 5.50%                                                        4,410   $    282,857
                                                                      ------------
Total Convertible Preferred Stocks
 (Cost $1,270,037)                                                       1,476,518
                                                                      ------------

PREFERRED STOCKS (0.4%)
----------------------------------------------------------------------------------
MEDIA (0.0%)++
Ziff Davis Holdings, Inc.
 10.00% (c)                                                      48            720
                                                                      ------------

REAL ESTATE INVESTMENT TRUSTS (0.4%)
Sovereign Real Estate Investment Corp.
 12.00% (b)(c)                                                  295        411,968
                                                                      ------------

TELECOMMUNICATIONS (0.0%)++
Loral Skynet Corp.
 12.00% Series A (h)                                            391         78,396
                                                                      ------------
Total Preferred Stocks
 (Cost $354,459)                                                           491,084
                                                                      ------------
                                                          NUMBER OF
                                                          CONTRACTS
PURCHASED CALL OPTION (0.1%)
----------------------------------------------------------------------------------
REAL ESTATE (0.1%)
Australian Dollar Strike Price $0.93
 Expire 4/28/08                                           4,000,000        112,000
                                                                      ------------
Total Purchased Call Option
 (Premium $86,600)                                                         112,000
                                                                      ------------
PURCHASED PUT OPTION (0.0%)++
----------------------------------------------------------------------------------
REAL ESTATE (0.0%)++
British Pound Strike Price $2.01
 Expire 3/27/08                                           4,000,000         32,000
                                                                      ------------
Total Purchased Put Option
 (Premium $80,900)                                                          32,000
                                                                      ------------
                                                          NUMBER OF
                                                           WARRANTS

WARRANTS (0.0%)++
----------------------------------------------------------------------------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 7/31/08 (c)(d)(m)(n)                                    223          2,150

                                                          NUMBER OF
                                                           WARRANTS          VALUE
MEDIA (CONTINUED)
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (d)(m)                                        8,954   $         90
                                                                      ------------
Total Warrants
 (Cost $120)                                                                 2,240
                                                                      ------------
                                                          PRINCIPAL
                                                             AMOUNT

SHORT-TERM INVESTMENTS (8.0%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (0.6%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 $       635,000        635,000
                                                                      ------------
Total Commercial Paper
 (Cost $635,000)                                                           635,000
                                                                      ------------

                                                             SHARES
INVESTMENT COMPANY (6.5%)
State Street Navigator Securities Lending Prime
 Portfolio (o)                                            7,126,910      7,126,910
                                                                      ------------
Total Investment Company
 (Cost $7,126,910)                                                       7,126,910
                                                                      ------------
                                                          PRINCIPAL
                                                             AMOUNT
U.S. GOVERNMENT (0.9%)
United States Treasury Bill
 3.625%, due 11/8/07                                $     1,000,000        999,295
                                                                      ------------
Total U.S. Government
 (Cost $999,295)                                                           999,295
                                                                      ------------
Total Short-Term Investments
 (Cost $8,761,205)                                                       8,761,205
                                                                      ------------
Total Investments
 (Cost $110,129,009)                                          104.8%   114,331,092(p)
Liabilities in Excess of
 Cash and Other Assets                                         (4.8)    (5,283,011)
                                                    ---------------   ------------
Net Assets                                                    100.0%  $109,048,081
                                                    ===============   ============

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of
     the Fund's "senior securities" holdings to ensure proper
     coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2007.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value of these
     securities at October 31, 2007 is $981,973, which represents
     0.9% of the Fund's net assets.
(d)  Fair valued security. The total market value of these
     securities at October 31, 2007 is $455,547, which reflects
     0.4% of the Fund's net assets.
(e)  Subprime mortgage investment. The total market value of these securities at October 31, 2007 is $215,977, which
     represents 0.2% of the Fund's net assets.
(f)  Issue in default.
(g)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $6,958,822; cash collateral of $7,126,910 (included in
     liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(h)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(i)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at October 31, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to
     receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)  ACES--Alternative Credit Enhancement Structure.
(k)  United States Government Guaranteed Security.
(l)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(m)  Non-income producing security.
(n)  Restricted security.
(o)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(p)  At October 31, 2007, cost is $111,243,680 for federal income tax purposes and net unrealized appreciation is as follows:

        Gross unrealized appreciation                  $ 4,452,581
        Gross unrealized depreciation                   (1,365,169)
                                                       -----------
        Net unrealized appreciation                    $ 3,087,412
                                                       ===========

The following abbreviations are used in the above portfolio:
A$--Australian Dollar
BRL--Brazilian Real
C$--Canadian Dollar
CP--Colombian Peso
EGP--Egyptian Pound
E--Euro
L--British Pound Sterling
ISK--Icelandic Krona
MXN--Mexican Peso
TRY--New Turkish Lira

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $110,129,009) including
  $6,958,822 market value of securities loaned  $114,331,092
Cash                                                 280,822
Cash denominated in foreign currencies
  (identified cost $44,509)                           44,809
Receivables:
  Dividends and interest                           1,976,155
  Investment securities sold                         630,004
  Fund shares sold                                    52,460
Other assets                                          13,225
Unrealized appreciation on foreign currency
  forward contracts                                  175,115
                                                -------------
    Total assets                                 117,503,682
                                                -------------
LIABILITIES:
Securities lending collateral                      7,126,910
Payables:
  Investment securities purchased                    439,180
  Fund shares redeemed                               134,028
  Manager (See Note 3)                                61,122
  NYLIFE Distributors (See Note 3)                    52,257
  Transfer agent (See Note 3)                         49,062
  Shareholder communication                           46,297
  Custodian                                           19,715
  Professional fees                                   16,149
  Trustees                                             1,473
Accrued expenses                                       2,476
Dividend payable                                     107,841
Unrealized depreciation on foreign currency
  forward contracts                                  399,091
                                                -------------
    Total liabilities                              8,455,601
                                                -------------
Net assets                                      $109,048,081
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    121,071
Additional paid-in capital                       109,979,695
                                                -------------
                                                 110,100,766
Accumulated distributions in excess of net
  investment income                                 (644,207)
Accumulated net realized loss on investments      (4,443,280)
Net unrealized appreciation on investments         4,202,083
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (167,281)
                                                -------------
Net assets                                      $109,048,081
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 68,636,927
                                                =============
Shares of beneficial interest outstanding          7,612,356
                                                =============
Net asset value per share outstanding           $       9.02
Maximum sales charge (4.50% of offering price)          0.43
                                                -------------
Maximum offering price per share outstanding    $       9.45
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 28,068,659
                                                =============
Shares of beneficial interest outstanding          3,121,571
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.99
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 12,080,747
                                                =============
Shares of beneficial interest outstanding          1,344,123
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.99
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    261,748
                                                =============
Shares of beneficial interest outstanding             29,022
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.02
                                                =============

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,898,670
  Dividends                                           69,955
  Income from securities loaned--net                  19,020
                                                  -----------
    Total income                                   6,987,645
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               665,009
  Distribution--Class B (See Note 3)                 234,203
  Distribution--Class C (See Note 3)                  98,216
  Transfer agent--Classes A, B and C (See Note
    3)                                               289,370
  Transfer agent--Class I (See Note 3)                   349
  Distribution/Service--Class A (See Note 3)         165,726
  Service--Class B (See Note 3)                       78,068
  Service--Class C (See Note 3)                       32,739
  Custodian                                           77,439
  Professional fees                                   69,844
  Shareholder communication                           54,339
  Registration                                        52,808
  Recordkeeping                                       37,750
  Trustees                                             8,118
  Miscellaneous                                        2,437
                                                  -----------
    Total expenses before waiver                   1,866,415
  Expense waiver from Manager (See Note 3)           (93,916)
                                                  -----------
    Net expenses                                   1,772,499
                                                  -----------
Net investment income                              5,215,146
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                            2,396,459
  Foreign currency transactions                     (352,335)
                                                  -----------
Net realized gain on investments and foreign
  currency transactions                            2,044,124
                                                  -----------
Net change in unrealized appreciation on:
  Security transactions and unfunded loan
    commitments                                      244,351
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                               (168,479)
                                                  -----------
Net change in unrealized appreciation on
  investments, unfunded loan commitments and
  foreign currency transactions                       75,872
                                                  -----------
Net realized and unrealized gain on investments,
  foreign currency transactions and unfunded
  loan commitments                                 2,119,996
                                                  -----------
Net increase in net assets resulting from
  operations                                      $7,335,142
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,215,146   $  4,935,048
 Net realized gain on investments
  and foreign currency transactions     2,044,124        541,651
 Net change in unrealized
  appreciation on investments,
  unfunded loan commitments and
  foreign currency transactions            75,872      1,647,581
                                     ---------------------------
 Net increase in net assets
  resulting from operations             7,335,142      7,124,280
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (3,741,394)    (3,043,145)
   Class B                             (1,549,496)    (2,170,137)
   Class C                               (645,805)      (592,217)
   Class I                                (13,279)       (13,052)
                                     ---------------------------
 Total dividends to shareholders       (5,949,974)    (5,818,551)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      23,037,979     19,973,282
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                          4,506,261      4,106,067
 Cost of shares redeemed              (32,150,036)   (38,942,928)
 Net asset value of shares
  converted (See Note 1):
   Class A                              3,826,085     25,063,683
   Class B                             (3,826,085)   (25,083,683)
                                     ---------------------------
   Decrease in net assets derived
    from capital share transactions    (4,605,796)   (14,863,579)
                                     ---------------------------
   Net decrease in net assets          (3,220,628)   (13,557,850)

NET ASSETS:
Beginning of year                     112,268,709    125,826,559
                                     ---------------------------
End of year                          $109,048,081   $112,268,709
                                     ===========================
Accumulated distributed in excess
 of net investment income at end of
 year                                $   (644,207)  $ (1,013,401)
                                     ===========================

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 CLASS A
                                            ---------------------------------------------------------------------------------
                                                                                                JANUARY 1,
                                                                                                   2003*
                                                                                                  THROUGH         YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                             2007         2006         2005         2004           2003              2002
Net asset value at beginning of period      $  8.91      $  8.81      $  9.01      $  8.77        $  7.97          $  8.22
                                            -------      -------      -------      -------      -----------      ------------
Net investment income (a)                      0.45         0.40         0.39         0.40           0.39             0.55
Net realized and unrealized gain (loss) on
  investments                                  0.21         0.18        (0.24)        0.37           0.86            (0.03)
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.04)       (0.01)        0.04        (0.05)          0.01            (0.15)
                                            -------      -------      -------      -------      -----------      ------------
Total from investment operations               0.62         0.57         0.19         0.72           1.26             0.37
                                            -------      -------      -------      -------      -----------      ------------
Less dividends and distributions:
  From net investment income                  (0.51)       (0.47)       (0.39)       (0.48)         (0.38)           (0.46)
  Return of capital                              --           --           --           --          (0.08)           (0.16)
                                            -------      -------      -------      -------      -----------      ------------
Total dividends and distributions             (0.51)       (0.47)       (0.39)       (0.48)         (0.46)           (0.62)
                                            -------      -------      -------      -------      -----------      ------------
Net asset value at end of period            $  9.02      $  8.91      $  8.81      $  9.01        $  8.77          $  7.97
                                            =======      =======      =======      =======      ===========      ============
Total investment return (b)                    7.14%        6.67%        2.11%        8.44%         16.22%(c)         4.78%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        5.01%        4.60%        4.32%        4.48%          5.59%+           6.95%
  Net expenses                                 1.30%        1.30%        1.34%        1.41%          1.46%+           1.49%
  Expenses (before waiver)                     1.39%        1.46%        1.40%        1.41%          1.46%+           1.49%
  Portfolio turnover rate                        64%          87%(d)      105%          84%            80%              84%
  Net assets at end of period (in 000's)    $68,637      $65,566      $40,076      $37,179        $31,042          $18,297

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                                                                                JANUARY 1,
                                                                                                   2003*
                                                                                                  THROUGH         YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                             2007         2006         2005         2004           2003              2002
Net asset value at beginning of period      $  8.89      $  8.78      $  8.99      $  8.75        $  7.95           $ 8.20
                                            -------      -------      -------      -------      -----------      ------------
Net investment income (a)                      0.38         0.34         0.32         0.33           0.34             0.49
Net realized and unrealized gain (loss) on
  investments                                  0.20         0.18        (0.25)        0.39           0.86            (0.03)
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.04)       (0.01)        0.04        (0.06)          0.01            (0.15)
                                            -------      -------      -------      -------      -----------      ------------
Total from investment operations               0.54         0.51         0.11         0.66           1.21             0.31
                                            -------      -------      -------      -------      -----------      ------------
Less dividends and distributions:
  From net investment income                  (0.44)       (0.40)       (0.32)       (0.42)         (0.34)           (0.42)
  Return of capital                              --           --           --           --          (0.07)           (0.14)
                                            -------      -------      -------      -------      -----------      ------------
Total dividends and distributions             (0.44)       (0.40)       (0.32)       (0.42)         (0.41)           (0.56)
                                            -------      -------      -------      -------      -----------      ------------
Net asset value at end of period            $  8.99      $  8.89      $  8.78      $  8.99        $  8.75           $ 7.95
                                            =======      =======      =======      =======      ===========      ============
Total investment return (b)                    6.23%        6.01%        1.23%        7.68%         15.55%(c)         3.99%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        4.26%        3.85%        3.57%        3.73%          4.84%+           6.20%
  Net expenses                                 2.05%        2.05%        2.09%        2.16%          2.21%+           2.24%
  Expenses (before waiver)                     2.13%        2.21%        2.15%        2.16%          2.21%+           2.24%
Portfolio turnover rate                          64%          87%(d)      105%          84%            80%              84%
Net assets at end of period (in 000's)      $12,081      $12,355      $14,004      $14,449        $10,573           $5,967

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls for the year ended October
     31, 2006 is 66%.

 30   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                             CLASS B
    -------------------------------------------------------------------------------------------------------------------------
                                                                                        JANUARY 1,
                                                                                           2003*
                                                                                          THROUGH
                                                                                        YEAR ENDED                YEAR ENDED
                            YEAR ENDED OCTOBER 31,                                      OCTOBER 31,              DECEMBER 31,
     2007                 2006                 2005                 2004                   2003                      2002
    $  8.89              $  8.78              $  8.99              $  8.75                $  7.95                  $  8.20
    -------              -------              -------              -------              -----------              ------------
       0.38                 0.34                 0.32                 0.33                   0.34                     0.49
       0.20                 0.18                (0.25)                0.39                   0.86                    (0.03)
      (0.04)               (0.01)                0.04                (0.06)                  0.01                    (0.15)
    -------              -------              -------              -------                -------                  -------
       0.54                 0.51                 0.11                 0.66                   1.21                     0.31
    -------              -------              -------              -------              -----------              ------------
      (0.44)               (0.40)               (0.32)               (0.42)                 (0.34)                   (0.42)
         --                   --                   --                   --                  (0.07)                   (0.14)
    -------              -------              -------              -------              -----------              ------------
      (0.44)               (0.40)               (0.32)               (0.42)                 (0.41)                   (0.56)
    -------              -------              -------              -------              -----------              ------------
    $  8.99              $  8.89              $  8.78              $  8.99                $  8.75                  $  7.95
    =======              =======              =======              =======              ===========              ============
       6.23%                6.01%                1.23%                7.68%                 15.55%(c)                 3.99%
       4.26%                3.85%                3.57%                3.73%                  4.84%+                   6.20%
       2.05%                2.05%                2.09%                2.16%                  2.21%+                   2.24%
       2.13%                2.21%                2.15%                2.16%                  2.21%+                   2.24%
         64%                  87%(d)              105%                  84%                    80%                      84%
    $28,069              $34,148              $71,515              $77,933                $73,799                  $55,842

                           CLASS I
    -----------------------------------------------------
                                              JANUARY 2,
                                                2004**
                                                THROUGH
           YEAR ENDED OCTOBER 31,             OCTOBER 31,
     2007           2006           2005          2004
    $ 8.91         $ 8.81         $ 9.02        $ 8.96
    ------         ------         ------      -----------
      0.48           0.43           0.42          0.33
      0.21           0.18          (0.25)         0.16
     (0.04)         (0.01)          0.04         (0.02)
    ------         ------         ------      -----------
      0.65           0.60           0.21          0.47
    ------         ------         ------      -----------
     (0.54)         (0.50)         (0.42)        (0.41)
        --             --             --            --
    ------         ------         ------      -----------
     (0.54)         (0.50)         (0.42)        (0.41)
    ------         ------         ------      -----------
    $ 9.02         $ 8.91         $ 8.81        $ 9.02
    ======         ======         ======      ===========
      7.50%          7.09%          2.32%         5.44%(c)
      5.37%          4.94%          4.69%         4.77%+
      0.96%          0.96%          0.97%         1.12%+
      1.04%          1.12%          1.03%         1.12%+
        64%            87%(d)       1.05%           84%
    $  262         $  199         $  232        $   72

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    31

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares and Class B shares commenced on February 28, 1997. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity

 32   MainStay Diversified Income Fund
and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $455,547 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 36) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing

                                                    www.mainstayfunds.com     33
purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 38.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

 34   MainStay Diversified Income Fund

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(M) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5 on page 38.)

(N) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or

                                                    www.mainstayfunds.com     35
reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class:
Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.96%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $665,009 and waived its fees in the amount of $93,916.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                                       OCTOBER 31,
                                                            2008*         2009       2010       TOTAL
$19,479                                                            $   190,789   $93,916    $304,184
-----------------------------------------------------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.30% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $18,149 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $497, $47,296, and $2,601, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $289,719.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $8,652,415       12.6%
----------------------------------------------------------
Class C                                     113        0.0*
----------------------------------------------------------
Class I                                   1,189        0.5
----------------------------------------------------------

* Less than one-tenth of a percent.

 36   MainStay Diversified Income Fund

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $4,107.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $37,750 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED      OTHER        UNREALIZED        TOTAL
 ORDINARY      CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME     GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $ 132,785   $(4,317,631)   $(119,578)     $3,251,739     $(1,052,685)
 --------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, straddle loss deferrals, and mark to market on foreign currency forward contracts.

The other temporary differences are primarily due to distribution payables and interest on defaulted securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                              ACCUMULATED NET
     ACCUMULATED NET        REALIZED GAIN (LOSS)     ADDITIONAL
 INVESTMENT INCOME (LOSS)      ON INVESTMENTS      PAID-IN CAPITAL
        $1,104,022              $(1,104,022)            $  --
 -----------------------------------------------------------------

The reclassifications for the Fund are primarily due to foreign currency gain
(loss), prior year post financial adjustments, straddles, reclassification of consent payment and paydown gain (loss).

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $4,317,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2008                  $  319
               2009                     864
               2010                   1,161
               2011                     524
               2014                   1,450
       -------------------------------------------
                                     $4,318
       -------------------------------------------

The Fund utilized $1,003,149 of capital loss carryforwards during the year ended October 31, 2007.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                         2007          2006
Distributions paid from:
  Ordinary Income                 $5,949,974    $5,818,551
-----------------------------------------------------------

                                                    www.mainstayfunds.com     37

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND RESTRICTED SECURITIES:

Foreign currency forward contracts open at October 31, 2007:

                                                                     CONTRACT          CONTRACT            UNREALIZED
                                                                       AMOUNT            AMOUNT         APPRECIATION/
                                                                    PURCHASED              SOLD        (DEPRECIATION)
Foreign Currency Buy Contracts
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/6/07                         E   1,344,100        $1,846,336        $       100,786
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/19/07                        E     159,974           227,419                  4,375
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/6/07                         E   1,344,100         1,934,294                 13,734
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/6/07               L     105,000           213,413                  4,887
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 12/6/07               L     105,000           215,093                  3,004
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 12/11/07              L     494,139         1,010,761                 15,451
---------------------------------------------------------------------------------------------------------------------
Philippines Peso vs. U.S. Dollar, expiring 11/5/07             PHP 5,720,000           125,000                  5,952
---------------------------------------------------------------------------------------------------------------------
Philippines Peso vs. U.S. Dollar, expiring 2/5/07              PHP 5,720,000           130,863                   (418)
---------------------------------------------------------------------------------------------------------------------
Russian Rouble vs. U.S. Dollar, expiring 11/1/07               RUB 6,237,700           245,000                  8,077
---------------------------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 11/5/07                 TRY   164,938           125,000                 16,263
---------------------------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 2/5/08                  TRY   164,938           134,698                  2,586
---------------------------------------------------------------------------------------------------------------------

                                                                     CONTRACT          CONTRACT
                                                                       AMOUNT            AMOUNT
                                                                         SOLD         PURCHASED
Foreign Currency Sale Contracts
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/6/07                         E   1,344,100        $1,933,488                (13,635)
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/19/07                        E   2,981,660         4,240,129                (80,148)
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/23/07                        E   1,690,156         2,417,668                (31,444)
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/26/07                        E   2,125,013         3,026,784                (52,605)
---------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/11/07                        E   1,391,204         1,920,000                (96,385)
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/6/07               L     105,000           215,303                 (2,997)
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/19/07              L     994,862         2,020,862                (46,673)
---------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 12/11/07              L   1,088,408         2,200,000                (60,372)
---------------------------------------------------------------------------------------------------------------------
Philippines Peso vs. U.S. Dollar, expiring 11/5/07             PHP 5,720,000           130,385                   (567)
---------------------------------------------------------------------------------------------------------------------
Russian Rouble vs. U.S. Dollar, expiring 11/1/07               RUB 6,237,700           242,006                (11,071)
---------------------------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 11/5/07                 TRY   164,938           138,487                 (2,776)
---------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                           $      (220,666)
---------------------------------------------------------------------------------------------------------------------

Foreign currency held at October 31, 2007:

                       CURRENCY                               COST      VALUE
Argentinian Peso                           ARS  28,422    $ 9,209    $ 9,048
Australian Dollar                          A$      937        832        873
Egyptian Pound                             EGP   1,044        181        189
Euro                                       E    23,954     34,287     34,699
-----------------------------------------------------------------------------
                                                          $44,509    $44,809
-----------------------------------------------------------------------------

 38   MainStay Diversified Income Fund

Restricted securities held at October 31, 2007:

                                                                     SHARES/
                                                 DATE(S) OF        NUMBER OF                          10/31/07      PERCENTAGE OF
SECURITY                                        ACQUISITION         WARRANTS             COST            VALUE         NET ASSETS
At Home Corp.                                       7/25/01          504,238       $  7,704         $     50                 0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                                      8/31/07           15,988        181,730          154,284                 0.1
  Warrants                                          8/31/07              223             26            2,150                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Neon Communications Group, Inc.             6/21/01-4/11/06           37,056         20,317          162,213                 0.1
---------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                      4/21/04              522              5                5                 0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock                       6/16/04           10,400        253,700          244,400                 0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   $463,482         $563,102                 0.4%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2007, purchases and sales of U.S. Government securities were $27,461 and $32,213, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $40,083 and $42,968, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                1,150      $    10,304
Shares issued to shareholders in
  reinvestment of dividends:                 327            2,929
Shares redeemed                           (1,647)         (14,792)
                                          -----------------------
Net decrease in shares outstanding
  before conversion                         (170)          (1,559)
Shares converted from Class B (See Note
  1)                                         427            3,826
                                          -----------------------
Net increase                                 257      $     2,267
                                          =======================

Year ended October 31, 2006:

Shares sold                                1,456      $    12,780
Shares issued to shareholders in
  reinvestment of dividends:                 265            2,327
Shares redeemed                           (1,764)         (15,515)
                                          -----------------------
Net decrease in shares outstanding
  before conversion                          (43)            (408)
Shares converted from Class B (See Note
  1)                                       2,848           25,064
                                          -----------------------
Net increase                               2,805      $    24,656
                                          =======================

                                                    www.mainstayfunds.com     39

CLASS B                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                 414       $  3,701
Shares issued to shareholders in
  reinvestment of dividends:                128          1,139
Shares redeemed                            (835)        (7,460)
                                          --------------------
Net decrease in shares outstanding
  before conversion                        (293)        (2,620)
Shares reacquired upon conversion into
  Class A (See Note 1)                     (428)        (3,826)
                                          --------------------
Net decrease                               (721)      $ (6,446)
                                          ====================

Year ended October 31, 2006:

Shares sold                                 490       $  4,302
Shares issued to shareholders in
  reinvestment of dividends:                163          1,426
Shares redeemed                           (2,096)      (18,358)
                                          --------------------
Net decrease in shares outstanding
  before conversion                       (1,443)      (12,630)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (2,855)      (25,064)
                                          --------------------
Net decrease                              (4,298)     $(37,694)
                                          ====================

CLASS C                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                 1,011      $ 8,957
Shares issued to shareholders in
  reinvestment of dividends:                   48          425
Shares redeemed                            (1,105)      (9,869)
                                          --------------------
Net decrease                                  (46)     $  (487)
                                          ====================

Year ended October 31, 2006:

Shares sold                                   325      $ 2,861
Shares issued to shareholders in
  reinvestment of dividends:                   39          341
Shares redeemed                              (569)      (4,993)
                                          --------------------
Net decrease                                 (205)     $(1,791)
                                          ====================

CLASS I                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                    8      $   76
Shares issued to shareholders in
  reinvestment of dividends:                   2          13
Shares redeemed                               (3)        (29)
                                          ------------------
Net increase                                   7      $   60
                                          ==================

Year ended October 31, 2006:

Shares sold                                    4      $   30
Shares issued to shareholders in
  reinvestment of dividends:                   1          12
Shares redeemed                               (9)        (77)
                                          ------------------
Net decrease                                  (4)     $  (35)
                                          ==================

NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 40   MainStay Diversified Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     41

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's generally mid-range recent investment performance and its underperformance relative to peer funds over the longer term.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the

 42   MainStay Diversified Income Fund

Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered that comparative data with respect to other clients of the Manager or Subadvisor was not available as such clients did not have similar investment mandates as the Fund. The Trustees considered the current and proposed contractual and net management fees, its anticipated expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     43

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 0.4% to arrive at the amount eligible for qualified dividend income, 57.6% for qualified interest income and 0.4% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:
  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

DIVERSIFIED                    VOTES         VOTES
INCOME FUND                     FOR         WITHHELD    ABSTENTIONS       TOTAL

Susan B. Kerley            7,215,258.615   29,595.044   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
Alan R. Latshaw            7,215,510.329   29,343.330   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
Peter Meenan               7,215,258.615   29,595.044   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
Richard H. Nolan, Jr.      7,215,510.329   29,343.330   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
Richard S. Trutanic        7,215,510.329   29,343.330   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
Roman L. Weil              7,215,510.329   29,343.330   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
John A. Weisser            7,215,258.615   29,595.044   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------
Brian A. Murdock           7,215,510.329   29,343.330   12,777.000    7,257,630.659
-----------------------------------------------------------------------------------

This resulted in approval of the proposal.

 44   MainStay Diversified Income Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     45

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 46   MainStay Diversified Income Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     47

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

 48   MainStay Diversified Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872      (RECYCLE SYMBOL)            MS329-07            MSDI11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


-s- Stephen P. Fisher


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 21
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE        FIVE     TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       10.41%   12.37%       5.97%
Excluding sales charges  13.83    13.06        6.29

(PERFORMANCE GRAPH)                                          (With sales charge)

                                                                          CLASS A                         S&P 500 INDEX
                                                                          -------                         -------------
10/31/97                                                                    9700                              10000
                                                                           11723                              12199
                                                                           14627                              15331
                                                                           15393                              16264
                                                                           11477                              12214
                                                                            9670                              10369
                                                                           11570                              12526
                                                                           12543                              13706
                                                                           13543                              14901
                                                                           15690                              17336
10/31/07                                                                   17863                              19860

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

S&P 500(R) Index(2)                                      14.56%  13.88%   7.10%
Average Lipper S&P 500 Index objective fund(3)           13.92   13.27    6.64

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graph assumes an initial investment of $10,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 13.03% for the five-year period ended October 31, 2007, and 6.28% for the ten-year period then ended.
2. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,051.80            $3.10            $1,022.00             $3.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 6 MainStay Equity Index Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     91.6
Short-Term Investments (collateral from securities lending                          13
  is 4.6%)
Futures Contracts                                                                  0.3
Liabilities in Excess of Cash and Other Assets                                    (4.9)

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Microsoft Corp.
 4.  AT&T, Inc.
 5.  Procter & Gamble Co. (The)
 6.  Bank of America Corp.
 7.  Citigroup, Inc.
 8.  Cisco Systems, Inc.
 9.  Chevron Corp.
10.  Johnson & Johnson

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned 13.83% for the 12 months ended October 31, 2007. The Fund, which offers only one share class, underperformed the 13.92% return of the average Lipper(1) S&P 500 Index objective fund and the 14.56% return of the S&P 500(R) Index(2) for the 12 months ended October 31, 2007. Because the Fund incurs operating expenses that a hypothetical index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Computers & peripherals was the second-strongest contributor, and energy equipment & services was third. The industry that made the weakest contribution to the Fund's performance was commercial banks. The second-weakest contributor was thrifts & mortgage finance, followed by specialty retail.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing industry in the S&P 500(R) Index was construction & engineering, followed by Internet & catalog retail and auto components. During the reporting period, thrifts & mortgage finance recorded the lowest total return of any industry in the Index. Real estate management & development had the second-lowest total return, followed by household durables.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Exxon Mobil, Apple and General Electric. The weakest contributor was Citigroup, followed by Amgen and Comcast.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the 12-month reporting period was National Oilwell Varco. Apple was second, followed by Amazon.com. The individual Fund holding with the lowest total return for the reporting period was Circuit City Stores, followed by MGIC Investment and Countrywide Financial.

WERE THERE ANY CHANGES TO THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12-month reporting period, there were 44 additions to the S&P 500(R) Index and 44 deletions from it. Notable additions to the Index were Covidien and Tyco Electronics, both of which were added when the companies were spun off from Tyco International. Mellon Financial was a significant deletion during the period. The deletion occurred when Mellon Financial was acquired by Bank of New York.


The Fund was closed to new investors and new purchases as of January 1, 2002. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See page 5 for more information on Lipper Inc.
2. See page 5 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8 MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                      SHARES             VALUE
COMMON STOCKS (91.6%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)                                         24,132   $  2,379,174
General Dynamics Corp.                                   12,459      1,133,271
Goodrich Corp.                                            3,837        267,285
Honeywell International, Inc.                            23,066      1,393,417
L-3 Communications Holdings, Inc. (a)                     3,861        423,320
Lockheed Martin Corp.                                    10,692      1,176,548
Northrop Grumman Corp.                                   10,614        887,543
Precision Castparts Corp.                                 4,263        638,640
Raytheon Co.                                             13,435        854,600
Rockwell Collins, Inc.                                    5,143        384,748
United Technologies Corp.                                30,554      2,340,131
                                                                  ------------
                                                                    11,878,677
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide, Inc.                             5,332        266,172
Expeditors International of Washington, Inc.              6,600        334,290
FedEx Corp.                                               9,546        986,484
United Parcel Service, Inc. Class B                      32,340      2,428,734
                                                                  ------------
                                                                     4,015,680
                                                                  ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   23,004        326,887
                                                                  ------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) (b)                      6,381        192,387
Johnson Controls, Inc.                                   18,387        803,880
                                                                  ------------
                                                                       996,267
                                                                  ------------
AUTOMOBILES (0.4%)
Ford Motor Co. (a)(b)                                    64,718        574,049
General Motors Corp.                                     17,356        680,182
Harley-Davidson, Inc.                                     7,707        396,911
                                                                  ------------
                                                                     1,651,142
                                                                  ------------
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc.                                23,121      1,185,645
Brown-Forman Corp. Class B (a)                            2,697        199,524
Coca-Cola Co. (The)                                      61,272      3,784,159
Coca-Cola Enterprises, Inc.                               8,789        226,844
Constellation Brands, Inc. Class A (b)                    5,901        148,233
Molson Coors Brewing Co. Class B                          4,106        234,986
Pepsi Bottling Group, Inc. (The)                          4,336        186,795
PepsiCo, Inc.                                            49,675      3,662,041
                                                                  ------------
                                                                     9,628,227
                                                                  ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (b)                                          33,334      1,937,039
Biogen Idec, Inc. (b)                                     8,837        657,826
Celgene Corp. (a)(b)                                     11,768        776,688
Genzyme Corp. (b)                                         8,118        616,724
Gilead Sciences, Inc. (b)                                28,601      1,321,080
                                                                  ------------
                                                                     5,309,357
                                                                  ------------


                                                      SHARES             VALUE
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.                              5,582   $    208,041
Masco Corp.                                              11,279        271,598
                                                                  ------------
                                                                       479,639
                                                                  ------------
CAPITAL MARKETS (3.2%)
American Capital Strategies, Ltd. (a)                     5,810        252,212
Ameriprise Financial, Inc.                                7,268        457,739
Bank of New York Mellon Corp. (The)                      35,047      1,712,046
Bear Stearns Cos., Inc. (The)                             3,544        402,598
Charles Schwab Corp. (The)                               28,949        672,775
E*TRADE Financial Corp. (a)(b)                           12,901        143,716
Federated Investors, Inc. Class B                         2,793        120,099
Franklin Resources, Inc.                                  5,028        652,031
Goldman Sachs Group, Inc. (The)                          12,531      3,106,686
Janus Capital Group, Inc. (a)                             4,851        167,408
Legg Mason, Inc.                                          4,102        340,220
Lehman Brothers Holdings, Inc.                           16,339      1,034,912
Merrill Lynch & Co., Inc.                                26,504      1,749,794
Morgan Stanley                                           32,395      2,178,888
Northern Trust Corp.                                      5,939        446,672
State Street Corp.                                       11,942        952,613
T. Rowe Price Group, Inc.                                 8,135        522,592
                                                                  ------------
                                                                    14,913,001
                                                                  ------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                            6,642        649,920
Ashland, Inc.                                             1,717        100,822
Dow Chemical Co. (The)                                   29,166      1,313,637
E.I. du Pont de Nemours & Co.                            28,250      1,398,658
Eastman Chemical Co.                                      2,573        171,336
Ecolab, Inc.                                              5,447        256,935
Hercules, Inc.                                            3,398         63,916
International Flavors & Fragrances, Inc.                  2,535        132,352
Monsanto Co.                                             16,741      1,634,424
PPG Industries, Inc.                                      5,032        376,092
Praxair, Inc.                                             9,816        839,072
Rohm & Haas Co.                                           3,874        200,983
Sigma-Aldrich Corp.                                       3,948        203,993
                                                                  ------------
                                                                     7,342,140
                                                                  ------------
COMMERCIAL BANKS (3.0%)
BB&T Corp.                                               16,985        627,935
Comerica, Inc.                                            4,726        220,610
Commerce Bancorp, Inc.                                    5,825        237,369
Fifth Third Bancorp                                      16,516        516,620
First Horizon National Corp. (a)                          3,711         96,783
Huntington Bancshares, Inc.                              11,187        200,359

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com   9


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
KeyCorp                                                  12,086   $    343,847
M&T Bank Corp.                                            2,322        230,993
Marshall & Ilsley Corp.                                   8,225        351,208
National City Corp.                                      19,542        473,894
PNC Financial Services Group, Inc.                       10,563        762,226
Regions Financial Corp. (a)                              21,625        586,470
SunTrust Banks, Inc.                                     10,771        781,975
Synovus Financial Corp.                                  10,098        266,183
U.S. Bancorp                                             53,226      1,764,974
Wachovia Corp.                                           58,637      2,681,470
Wells Fargo & Co.                                       102,844      3,497,724
Zions Bancorp                                             3,332        196,955
                                                                  ------------
                                                                    13,837,595
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Allied Waste Industries, Inc. (b)                         8,764        110,777
Avery Dennison Corp.                                      3,286        190,259
Cintas Corp.                                              4,165        152,439
Equifax, Inc.                                             4,485        172,673
Monster Worldwide, Inc. (b)                               4,094        166,135
Pitney Bowes, Inc.                                        6,726        269,309
R.R. Donnelley & Sons Co.                                 6,715        270,547
Robert Half International, Inc.                           5,058        152,195
Waste Management, Inc.                                   15,930        579,693
                                                                  ------------
                                                                     2,064,027
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.6%)
Ciena Corp. (a)(b)                                        2,554        122,234
V  Cisco Systems, Inc. (b)                              187,408      6,195,708
Corning, Inc.                                            48,247      1,170,955
JDS Uniphase Corp. (a)(b)                                 6,378         97,328
Juniper Networks, Inc. (b)                               15,738        566,568
Motorola, Inc.                                           71,200      1,337,848
QUALCOMM, Inc.                                           51,483      2,199,869
Tellabs, Inc. (b)                                        13,694        120,644
                                                                  ------------
                                                                    11,811,154
                                                                  ------------
COMPUTERS & PERIPHERALS (4.2%)
Apple, Inc. (b)                                          26,726      5,076,604
Dell, Inc. (b)                                           69,815      2,136,339
EMC Corp. (b)                                            64,488      1,637,350
Hewlett-Packard Co.                                      79,413      4,104,064
International Business Machines Corp.                    41,903      4,865,776
Lexmark International, Inc. Class A (b)                   3,018        126,726
Network Appliance, Inc. (b)                              10,949        344,784
QLogic Corp. (b)                                          4,762         73,954
SanDisk Corp. (a)(b)                                      6,987        310,223
Sun Microsystems, Inc. (b)                              108,990        622,333
Teradata Corp. (b)                                        5,444        155,317
                                                                  ------------
                                                                    19,453,470
                                                                  ------------


                                                      SHARES             VALUE
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                               2,694   $    425,652
Jacobs Engineering Group, Inc. (b)                        1,800        156,870
                                                                  ------------
                                                                       582,522
                                                                  ------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (a)                                  2,983        255,076
                                                                  ------------

CONSUMER FINANCE (0.9%)
American Express Co.                                     36,452      2,221,749
Capital One Financial Corp.                              12,813        840,405
Discover Financial Services                              14,698        283,671
SLM Corp.                                                12,594        593,933
                                                                  ------------
                                                                     3,939,758
                                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.                                                3,184        157,863
Bemis Co., Inc. (a)                                       3,176         89,436
Pactiv Corp. (b)                                          4,076        111,968
Sealed Air Corp.                                          4,887        121,833
Temple-Inland, Inc.                                       3,348        179,687
                                                                  ------------
                                                                       660,787
                                                                  ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                         5,192        254,771
                                                                  ------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (b)                            4,343        344,226
H&R Block, Inc. (a)                                      10,005        218,108
                                                                  ------------
                                                                       562,334
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.5%)
V  Bank of America Corp.                                136,615      6,595,772
CIT Group, Inc.                                           5,888        207,493
V  Citigroup, Inc.                                      153,138      6,416,482
CME Group, Inc.                                           1,649      1,098,646
IntercontinentalExchange, Inc. (a)(b)                     2,100        374,220
JPMorgan Chase & Co.                                    104,138      4,894,486
Leucadia National Corp. (a)                               5,100        258,366
Moody's Corp. (a)                                         6,762        295,635
NYSE Euronext (a)                                         6,500        610,155
                                                                  ------------
                                                                    20,751,255
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
V  AT&T, Inc.                                           187,682      7,843,231
CenturyTel, Inc.                                          3,377        148,757
Citizens Communications Co.                              10,375        136,535
Embarq Corp.                                              4,748        251,264
Qwest Communications International, Inc. (a)(b)          49,197        353,234
Verizon Communications, Inc.                             89,412      4,119,211
Windstream Corp.                                         14,279        192,053
                                                                  ------------
                                                                    13,044,285
                                                                  ------------

 10 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.8%)
Allegheny Energy, Inc. (b)                                4,990   $    302,693
American Electric Power Co., Inc.                        12,340        594,911
Duke Energy Corp.                                        38,831        744,390
Edison International                                     10,043        583,398
Entergy Corp.                                             5,987        717,662
Exelon Corp.                                             20,795      1,721,410
FirstEnergy Corp.                                         9,406        655,598
FPL Group, Inc.                                          12,514        856,208
Pinnacle West Capital Corp. (a)                           3,043        122,937
PPL Corp.                                                11,767        608,354
Progress Energy, Inc.                                     7,885        378,480
Southern Co. (The)                                       23,263        852,822
                                                                  ------------
                                                                     8,138,863
                                                                  ------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                           5,653        296,161
Emerson Electric Co.                                     24,451      1,278,054
Rockwell Automation, Inc.                                 4,651        320,361
                                                                  ------------
                                                                     1,894,576
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                           11,954        440,505
Jabil Circuit, Inc.                                       6,348        137,942
Molex, Inc.                                               4,318        123,322
Tektronix, Inc.                                           2,318         87,736
Tyco Electronics, Ltd.                                   15,224        543,040
                                                                  ------------
                                                                     1,332,545
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes, Inc.                                        9,825        852,023
BJ Services Co. (a)                                       9,126        229,884
ENSCO International, Inc.                                 4,528        251,259
Halliburton Co.                                          27,446      1,081,921
Nabors Industries, Ltd. (b)                               8,678        243,678
National Oilwell Varco, Inc. (b)                         10,928        800,367
Noble Corp.                                               8,132        430,589
Rowan Cos., Inc.                                          3,329        129,764
Schlumberger, Ltd.                                       36,712      3,545,278
Smith International, Inc.                                 6,142        405,679
Transocean, Inc. (b)                                      8,933      1,066,332
Weatherford International, Ltd. (b)                      10,357        672,273
                                                                  ------------
                                                                     9,709,047
                                                                  ------------
FOOD & STAPLES RETAILING (2.1%)
Costco Wholesale Corp.                                   13,492        907,472
CVS Caremark Corp.                                       45,605      1,904,921
Kroger Co. (The)                                         21,651        636,323
Safeway, Inc.                                            13,531        460,054
SUPERVALU, Inc.                                           6,488        251,410
Sysco Corp.                                              18,732        642,320
Walgreen Co. (a)                                         30,623      1,214,202


                                                      SHARES             VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Wal-Mart Stores, Inc.                                    73,890   $  3,340,567
Whole Foods Market, Inc. (a)                              4,249        210,495
                                                                  ------------
                                                                     9,567,764
                                                                  ------------
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co.                               19,887        711,557
Campbell Soup Co.                                         6,896        255,014
ConAgra Foods, Inc.                                      15,091        358,109
Dean Foods Co.                                            4,082        113,357
General Mills, Inc.                                      10,194        588,500
H.J. Heinz Co.                                            9,891        462,701
Hershey Co. (The)                                         5,309        228,871
Kellogg Co.                                               8,274        436,784
Kraft Foods, Inc. Class A                                48,494      1,620,185
McCormick & Co., Inc.                                     4,034        141,311
Sara Lee Corp.                                           22,442        371,191
Tyson Foods, Inc. Class A                                 8,432        133,226
Wm. Wrigley Jr. Co.                                       6,696        412,942
                                                                  ------------
                                                                     5,833,748
                                                                  ------------
GAS UTILITIES (0.1%)
Nicor, Inc. (a)                                           1,374         59,453
Questar Corp.                                             5,259        300,184
                                                                  ------------
                                                                       359,637
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Baxter International, Inc.                               19,989      1,199,540
Becton, Dickinson & Co.                                   7,485        624,698
Boston Scientific Corp. (b)                              41,254        572,193
C.R. Bard, Inc.                                           3,137        262,285
Covidien, Ltd.                                           15,224        633,318
Hospira, Inc. (b)                                         4,739        195,863
Medtronic, Inc.                                          34,889      1,655,134
St. Jude Medical, Inc. (b)                               10,549        429,661
Stryker Corp.                                             7,345        521,495
Varian Medical Systems, Inc. (b)                          3,902        190,301
Zimmer Holdings, Inc. (b)                                 7,230        502,413
                                                                  ------------
                                                                     6,786,901
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Aetna, Inc.                                              15,712        882,543
AmerisourceBergen Corp.                                   5,542        261,084
Cardinal Health, Inc.                                    11,196        761,664
CIGNA Corp.                                               8,659        454,511
Coventry Health Care, Inc. (b)                            4,860        293,107
Express Scripts, Inc. (b)                                 9,344        589,606
Humana, Inc. (b)                                          5,206        390,190
Laboratory Corp. of America Holdings (b)                  3,568        245,300
Manor Care, Inc. (a)                                      2,207        146,942
McKesson Corp.                                            9,110        602,171
Medco Health Solutions, Inc. (b)                          8,361        789,111
Patterson Cos., Inc. (b)                                  4,178        163,402
Quest Diagnostics, Inc.                                   4,926        261,965

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Tenet Healthcare Corp. (a)(b)                            14,264   $     50,067
UnitedHealth Group, Inc.                                 40,787      2,004,681
WellPoint, Inc. (b)                                      18,599      1,473,599
                                                                  ------------
                                                                     9,369,943
                                                                  ------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc. (a)                                      6,113        154,109
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp. (a)                                       13,393        642,596
Darden Restaurants, Inc.                                  4,436        190,748
Harrah's Entertainment, Inc.                              5,797        511,585
International Game Technology                            10,289        448,703
Marriott International, Inc. Class A                      9,892        406,660
McDonald's Corp.                                         36,602      2,185,139
Starbucks Corp. (b)                                      22,723        606,250
Starwood Hotels & Resorts Worldwide, Inc.                 6,583        374,309
Wendy's International, Inc.                               2,636         91,627
Wyndham Worldwide Corp.                                   5,562        182,600
Yum! Brands, Inc.                                        15,985        643,716
                                                                  ------------
                                                                     6,283,933
                                                                  ------------
HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp.                                      2,012        180,899
Centex Corp.                                              3,561         89,239
D.R. Horton, Inc.                                         8,231        104,450
Fortune Brands, Inc.                                      4,754        398,243
Harman International Industries, Inc.                     1,994        167,895
KB Home (a)                                               2,420         66,889
Leggett & Platt, Inc.                                     5,455        105,991
Lennar Corp. Class A (a)                                  4,183         95,582
Newell Rubbermaid, Inc. (a)                               8,347        243,399
Pulte Homes, Inc. (a)                                     6,380         94,679
Snap-on, Inc.                                             1,800         89,838
Stanley Works (The)                                       2,476        142,494
Whirlpool Corp. (a)                                       2,369        187,577
                                                                  ------------
                                                                     1,967,175
                                                                  ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)                                          4,289        268,363
Colgate-Palmolive Co.                                    15,733      1,199,956
Kimberly-Clark Corp.                                     13,086        927,667
V  Procter & Gamble Co. (The)                            95,996      6,673,642
                                                                  ------------
                                                                     9,069,628
                                                                  ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES Corp. (The) (b)                                      20,585        440,725
Constellation Energy Group, Inc.                          5,545        525,112


                                                      SHARES             VALUE
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (CONTINUED)
Dynegy, Inc. Class A (b)                                 15,238   $    140,342
                                                                  ------------
                                                                     1,106,179
                                                                  ------------
INDUSTRIAL CONGLOMERATES (3.5%)
3M Co.                                                   21,984      1,898,537
V  General Electric Co.                                 315,333     12,979,106
Textron, Inc.                                             7,686        531,948
Tyco International, Ltd.                                 15,224        626,772
                                                                  ------------
                                                                    16,036,363
                                                                  ------------
INSURANCE (4.0%)
ACE, Ltd.                                                10,086        611,312
AFLAC, Inc.                                              15,037        944,023
Allstate Corp. (The)                                     17,970        941,628
Ambac Financial Group, Inc. (a)                           3,172        116,825
American International Group, Inc.                       78,918      4,981,304
Aon Corp.                                                 9,134        413,953
Assurant, Inc.                                            3,113        181,924
Chubb Corp. (The)                                        12,149        648,149
Cincinnati Financial Corp.                                5,271        209,680
Genworth Financial, Inc. Class A                         13,544        369,751
Hartford Financial Services Group, Inc. (The)             9,823        953,126
Lincoln National Corp.                                    8,319        518,856
Loews Corp.                                              13,623        668,753
Marsh & McLennan Cos., Inc.                              16,639        430,784
MBIA, Inc. (a)                                            3,970        170,869
MetLife, Inc.                                            22,869      1,574,531
Principal Financial Group, Inc.                           8,195        554,556
Progressive Corp. (The) (a)                              22,307        412,680
Prudential Financial, Inc.                               14,148      1,368,395
SAFECO Corp.                                              3,256        188,522
Torchmark Corp.                                           2,945        191,896
Travelers Cos., Inc. (The)                               20,160      1,052,554
Unum Group                                               11,045        257,790
XL Capital, Ltd. Class A                                  5,556        399,754
                                                                  ------------
                                                                    18,161,615
                                                                  ------------
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (a)(b)                                   9,421        839,882
Expedia, Inc. (b)                                         6,300        205,758
IAC/InterActiveCorp. (b)                                  5,878        173,166
                                                                  ------------
                                                                     1,218,806
                                                                  ------------
INTERNET SOFTWARE & SERVICES (1.8%)
Akamai Technologies, Inc. (a)(b)                          5,056        198,145
eBay, Inc. (b)                                           35,118      1,267,760
Google, Inc. Class A (b)                                  7,121      5,034,547
VeriSign, Inc. (a)(b)                                     7,562        257,789
Yahoo!, Inc. (b)                                         41,508      1,290,899
                                                                  ------------
                                                                     8,049,140
                                                                  ------------

 12 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
IT SERVICES (0.8%)
Affiliated Computer Services, Inc. Class A (b)            3,006   $    152,284
Automatic Data Processing, Inc.                          16,366        811,099
Cognizant Technology Solutions Corp. Class A (b)          8,976        372,145
Computer Sciences Corp. (b)                               5,406        315,656
Convergys Corp. (b)                                       4,174         76,509
Electronic Data Systems Corp.                            15,703        339,028
Fidelity National Information Services, Inc.              5,232        241,300
Fiserv, Inc. (b)                                          5,260        291,404
Paychex, Inc.                                            10,449        436,559
Unisys Corp. (b)                                         10,439         63,469
Western Union Co. (The)                                  23,632        520,849
                                                                  ------------
                                                                     3,620,302
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                           2,783         62,089
Eastman Kodak Co. (a)                                     8,657        248,110
Hasbro, Inc.                                              5,002        149,310
Mattel, Inc.                                             12,069        252,121
                                                                  ------------
                                                                       711,630
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                    5,519        204,976
Millipore Corp. (b)                                       1,652        128,278
PerkinElmer, Inc. (a)                                     3,802        104,631
Thermo Fisher Scientific, Inc. (b)                       13,164        774,175
Waters Corp. (b)                                          3,051        234,866
                                                                  ------------
                                                                     1,446,926
                                                                  ------------
MACHINERY (1.6%)
Caterpillar, Inc.                                        19,678      1,468,176
Cummins, Inc.                                             3,247        389,510
Danaher Corp.                                             7,551        646,894
Deere & Co.                                               6,790      1,051,771
Dover Corp.                                               6,333        291,318
Eaton Corp.                                               4,479        414,666
Illinois Tool Works, Inc.                                12,959        742,032
Ingersoll-Rand Co., Ltd. Class A                          8,852        445,698
ITT Corp.                                                 5,533        370,268
PACCAR, Inc.                                             11,546        641,496
Pall Corp.                                                3,789        151,825
Parker Hannifin Corp.                                     5,365        431,185
Terex Corp. (b)                                           3,103        230,305
                                                                  ------------
                                                                     7,275,144
                                                                  ------------
MEDIA (2.7%)
CBS Corp. Class B                                        21,081        605,025
Clear Channel Communications, Inc.                       15,208        574,406
Comcast Corp. Class A (b)                                95,319      2,006,465
DIRECTV Group, Inc. (The) (b)                            23,389        619,341


                                                      SHARES             VALUE
MEDIA (CONTINUED)
Dow Jones & Co., Inc. (a)                                 1,987   $    118,842
E.W. Scripps Co. (The) Class A                            2,793        125,713
Gannett Co., Inc.                                         7,194        305,097
Interpublic Group of Cos., Inc. (The) (b)                14,372        148,750
McGraw-Hill Cos., Inc. (The)                             10,536        527,221
Meredith Corp. (a)                                        1,136         70,716
New York Times Co. (The) Class A (a)                      4,381         85,692
News Corp. Class A                                       71,295      1,544,963
Omnicom Group, Inc.                                      10,184        519,180
Time Warner, Inc.                                       114,879      2,097,691
Tribune Co.                                               2,560         77,466
Viacom, Inc. Class B (b)                                 21,141        872,912
Walt Disney Co. (The)                                    59,760      2,069,489
                                                                  ------------
                                                                    12,368,969
                                                                  ------------
METALS & MINING (1.0%)
Alcoa, Inc.                                              27,248      1,078,748
Allegheny Technologies, Inc. (a)                          3,134        320,201
Freeport-McMoRan Copper & Gold, Inc. Class B             11,795      1,388,036
Newmont Mining Corp.                                     13,837        703,750
Nucor Corp.                                               8,899        551,916
Titanium Metals Corp. (b)                                 2,200         77,440
United States Steel Corp.                                 3,672        396,209
                                                                  ------------
                                                                     4,516,300
                                                                  ------------
MULTILINE RETAIL (0.8%)
Big Lots, Inc. (a)(b)                                     3,141         75,321
Dillard's, Inc. Class A (a)                               1,822         41,961
Family Dollar Stores, Inc. (a)                            4,570        115,849
J.C. Penney Co., Inc.                                     6,828        384,007
Kohl's Corp. (b)                                          9,897        544,038
Macy's, Inc.                                             13,306        426,191
Nordstrom, Inc.                                           6,105        240,781
Sears Holdings Corp. (a)(b)                               2,371        319,587
Target Corp.                                             26,082      1,600,392
                                                                  ------------
                                                                     3,748,127
                                                                  ------------
MULTI-UTILITIES (1.0%)
Ameren Corp.                                              6,402        346,092
CenterPoint Energy, Inc.                                  9,783        163,963
CMS Energy Corp.                                          6,704        113,767
Consolidated Edison, Inc. (a)                             8,282        389,999
Dominion Resources, Inc.                                  8,970        821,921
DTE Energy Co.                                            5,236        259,706
Integrys Energy Group, Inc.                               2,308        124,193
NiSource, Inc.                                            8,284        169,408
PG&E Corp.                                               10,742        525,606
Public Service Enterprise Group, Inc.                     7,814        747,018
Sempra Energy                                             8,122        499,584

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
TECO Energy, Inc.                                         6,356   $    106,971
Xcel Energy, Inc.                                        12,909        291,098
                                                                  ------------
                                                                     4,559,326
                                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (b)                                          29,052        506,667
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (8.6%)
Anadarko Petroleum Corp.                                 14,175        836,609
Apache Corp.                                             10,203      1,059,173
Chesapeake Energy Corp.                                  12,695        501,199
V  Chevron Corp.                                         65,602      6,003,239
ConocoPhillips                                           50,077      4,254,542
CONSOL Energy, Inc.                                       5,585        315,553
Devon Energy Corp.                                       13,689      1,278,553
El Paso Corp.                                            21,515        379,955
EOG Resources, Inc.                                       7,511        665,475
V  ExxonMobil Corp.                                     170,694     15,702,141
Hess Corp.                                                8,540        611,549
Marathon Oil Corp.                                       21,965      1,298,790
Murphy Oil Corp.                                          5,797        426,833
Noble Energy, Inc.                                        5,300        405,662
Occidental Petroleum Corp.                               25,583      1,766,506
Peabody Energy Corp.                                      8,039        448,174
Spectra Energy Corp.                                     19,458        505,519
Sunoco, Inc.                                              3,718        273,645
Tesoro Corp. (a)                                          4,200        254,226
Valero Energy Corp.                                      17,050      1,200,832
Williams Cos., Inc.                                      18,490        674,700
XTO Energy, Inc.                                         11,893        789,457
                                                                  ------------
                                                                    39,652,332
                                                                  ------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  13,223        488,722
MeadWestvaco Corp.                                        5,519        185,659
Weyerhaeuser Co. (a)                                      6,671        506,396
                                                                  ------------
                                                                     1,180,777
                                                                  ------------
PERSONAL PRODUCTS (0.1%)
Avon Products, Inc.                                      13,443        550,894
Estee Lauder Cos., Inc. (The) Class A                     3,583        157,294
                                                                  ------------
                                                                       708,188
                                                                  ------------
PHARMACEUTICALS (5.7%)
Abbott Laboratories                                      47,530      2,596,089
Allergan, Inc.                                            9,437        637,752
Barr Pharmaceuticals, Inc. (a)(b)                         3,398        194,773
Bristol-Myers Squibb Co.                                 60,915      1,826,841
Eli Lilly & Co.                                          30,352      1,643,561
Forest Laboratories, Inc. (b)                             9,646        376,869


                                                      SHARES             VALUE
PHARMACEUTICALS (CONTINUED)
V  Johnson & Johnson                                     89,059   $  5,803,975
King Pharmaceuticals, Inc. (b)                            7,389         78,323
Merck & Co., Inc.                                        67,065      3,907,207
Mylan, Inc.                                               7,471        112,364
Pfizer, Inc.                                            213,200      5,246,852
Schering-Plough Corp.                                    49,905      1,523,101
Watson Pharmaceuticals, Inc. (b)                          3,132         95,714
Wyeth                                                    41,313      2,009,051
                                                                  ------------
                                                                    26,052,472
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Apartment Investment & Management Co. Class A             2,982        139,349
AvalonBay Communities, Inc.                               2,484        304,663
Boston Properties, Inc.                                   3,685        399,233
Developers Diversified Realty Corp.                       3,912        197,165
Equity Residential (a)                                    8,505        355,339
General Growth Properties, Inc.                           7,543        410,037
Host Hotels & Resorts, Inc. (a)                          15,860        351,458
Kimco Realty Corp. (a)                                    7,817        324,562
Plum Creek Timber Co., Inc.                               5,408        241,575
ProLogis                                                  7,956        570,763
Public Storage                                            3,868        313,192
Simon Property Group, Inc.                                6,913        719,712
Vornado Realty Trust (a)                                  4,164        465,202
                                                                  ------------
                                                                     4,792,250
                                                                  ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc. Class A (b)                  6,050        147,499
                                                                  ------------

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                        9,229        804,307
CSX Corp.                                                13,400        599,918
Norfolk Southern Corp.                                   12,070        623,416
Ryder System, Inc.                                        1,924         92,063
Union Pacific Corp.                                       8,158      1,044,550
                                                                  ------------
                                                                     3,164,254
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. (a)(b)                      17,008        222,465
Altera Corp.                                             10,926        214,368
Analog Devices, Inc.                                      9,619        321,852
Applied Materials, Inc.                                  42,361        822,651
Broadcom Corp. Class A (b)                               14,407        468,948
Intel Corp.                                             179,776      4,835,974
KLA-Tencor Corp.                                          5,826        306,739
Linear Technology Corp. (a)                               6,786        224,074
LSI Corp. (a)(b)                                         21,937        144,784
MEMC Electronic Materials, Inc. (b)                       6,923        506,902
Microchip Technology, Inc.                                6,700        222,239
Micron Technology, Inc. (a)(b)                           22,911        240,795
National Semiconductor Corp.                              7,333        184,352

 14 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Novellus Systems, Inc. (b)                                3,731   $    105,998
NVIDIA Corp. (b)                                         16,874        597,002
Teradyne, Inc. (b)                                        6,047         74,620
Texas Instruments, Inc.                                  43,902      1,431,205
Xilinx, Inc.                                              9,185        224,114
                                                                  ------------
                                                                    11,149,082
                                                                  ------------
SOFTWARE (3.4%)
Adobe Systems, Inc. (b)                                  17,997        862,056
Autodesk, Inc. (b)                                        7,065        345,479
BMC Software, Inc. (b)                                    6,251        211,534
CA, Inc.                                                 11,989        317,109
Citrix Systems, Inc. (b)                                  5,606        241,002
Compuware Corp. (b)                                       9,242         92,420
Electronic Arts, Inc. (b)                                 9,627        588,402
Intuit, Inc. (b)                                         10,468        336,756
V  Microsoft Corp.                                      248,082      9,131,898
Novell, Inc. (b)                                         10,268         77,626
Oracle Corp. (b)                                        121,266      2,688,467
Symantec Corp. (b)                                       27,747        521,089
                                                                  ------------
                                                                    15,413,838
                                                                  ------------
SPECIALTY RETAIL (1.4%)
Abercrombie & Fitch Co. Class A                           2,656        210,355
AutoNation, Inc. (b)                                      4,650         82,259
AutoZone, Inc. (a)(b)                                     1,385        172,308
Bed Bath & Beyond, Inc. (b)                               8,430        286,114
Best Buy Co., Inc. (a)                                   12,306        597,087
Circuit City Stores, Inc. (a)                             5,200         41,236
Gap, Inc. (The)                                          15,288        288,943
Home Depot, Inc. (The) (a)                               51,927      1,636,220
Limited Brands, Inc.                                      9,823        216,204
Lowe's Cos., Inc.                                        45,483      1,223,038
Office Depot, Inc. (b)                                    8,416        157,884
OfficeMax, Inc.                                           2,214         70,073
RadioShack Corp. (a)                                      4,033         83,160
Sherwin-Williams Co. (The) (a)                            3,361        214,835
Staples, Inc.                                            22,068        515,067
Tiffany & Co.                                             4,228        229,073
TJX Cos., Inc.                                           13,868        401,201
                                                                  ------------
                                                                     6,425,057
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (b)                                          11,484        419,855
Jones Apparel Group, Inc.                                 2,928         61,312
Liz Claiborne, Inc.                                       3,080         87,688
NIKE, Inc. Class B                                       11,901        788,560
Polo Ralph Lauren Corp.                                   1,861        128,037
VF Corp.                                                  2,773        241,611
                                                                  ------------
                                                                     1,727,063
                                                                  ------------


                                                      SHARES             VALUE
THRIFTS & MORTGAGE FINANCE (0.9%)
Countrywide Financial Corp. (a)                          18,040   $    279,981
Fannie Mae                                               29,968      1,709,375
Freddie Mac                                              20,021      1,045,697
Hudson City Bancorp, Inc.                                16,307        255,368
MGIC Investment Corp. (a)                                 2,608         50,491
Sovereign Bancorp, Inc. (a)                              10,840        156,421
Washington Mutual, Inc. (a)                              26,980        752,202
                                                                  ------------
                                                                     4,249,535
                                                                  ------------
TOBACCO (1.2%)
Altria Group, Inc.                                       64,824      4,727,614
Reynolds American, Inc. (a)                               5,312        342,252
UST, Inc. (a)                                             4,868        259,562
                                                                  ------------
                                                                     5,329,428
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                       2,197        197,554
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                             10,806        768,847
Sprint Nextel Corp.                                      87,619      1,498,285
                                                                  ------------
                                                                     2,267,132
                                                                  ------------
Total Common Stocks
 (Cost $193,630,260)                                               420,007,875(f)
                                                                  ------------

SHORT-TERM INVESTMENTS (13.0%)
------------------------------------------------------------------------------
INVESTMENT COMPANY (4.6%)
State Street Navigator Securities Lending Prime
 Portfolio (c)                                       21,044,782     21,044,782
                                                                  ------------
Total Investment Company
 (Cost $21,044,782)                                                 21,044,782
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
U.S. GOVERNMENT (8.4%)
United States Treasury Bills
 3.85%, due 1/10/08                                 $36,400,000     36,130,130
 3.865%, due 1/24/08 (d)                              2,200,000      2,180,427
                                                                  ------------
Total U.S. Government
 (Cost $38,301,473)                                                 38,310,557
                                                                  ------------
Total Short-Term Investments
 (Cost $59,346,255)                                                 59,355,339
                                                                  ------------
Total Investments
 (Cost $252,976,515)                                      104.6%   479,363,214(g)
Liabilities in Excess of
 Cash and Other Assets                                     (4.6)   (21,040,581)
                                                    -----------   ------------
Net Assets                                                100.0%  $458,322,633
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                              CONTRACTS            UNREALIZED
                                                   LONG      APPRECIATION (e)
FUTURES CONTRACTS (0.3%)
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini December 2007                                 493   $         1,293,980
                                                          -------------------
Total Futures Contracts
 (Settlement Value $38,328,285) (f)                       $         1,293,980
                                                          ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not
     limited to, forwards, TBA's, options, and futures. These
     securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $20,239,961; cash collateral of $21,044,782 (included in
     liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(b)  Non-income producing security.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Segregated as collateral for futures contracts.
(e)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31,
     2007.
(f)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents 100.0% of net assets.
(g)  At October 31, 2007, cost is $259,301,742 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                     $226,866,462
      Gross unrealized depreciation                       (6,804,990)
                                                        ------------
      Net unrealized appreciation                       $220,061,472
                                                        ============

 16 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $252,976,515) including $20,239,961
  market value of securities loaned             $479,363,214
Cash                                                  71,443
Receivables:
  Variation margin on futures contracts              471,323
  Dividends and interest                             381,938
Other assets                                           9,761
                                                -------------
    Total assets                                 480,297,679
                                                -------------
LIABILITIES:
Securities lending collateral                     21,044,782
Payables:
  Fund shares redeemed                               551,033
  Transfer agent (See Note 3)                        117,275
  NYLIFE Distributors (See Note 3)                   103,881
  Shareholder communication                           63,782
  Manager (See Note 3)                                45,225
  Professional fees                                   30,156
  Custodian                                            7,958
  Trustees                                             6,093
Accrued expenses                                       4,861
                                                -------------
    Total liabilities                             21,975,046
                                                -------------
Net assets                                      $458,322,633
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $     84,336
Additional paid-in capital                       273,937,265
                                                -------------
                                                 274,021,601
Accumulated undistributed net investment
  income                                           5,990,303
Accumulated net realized loss on investments
  and futures transactions                       (49,369,950)
Net unrealized appreciation on investments and
  futures contracts                              227,680,679
                                                -------------
Net assets applicable to outstanding shares     $458,322,633
                                                =============
Shares of beneficial interest outstanding (a)      8,433,574
                                                =============
Net asset value per share outstanding (a)       $      54.35
Maximum sales charge (3.00% of offering price)
  (a)                                                   1.68
                                                -------------
Maximum offering price per share outstanding
  (a)                                           $      56.03
                                                =============

(a) Adjusted to reflect the effects of the reverse stock split on December 12, 2007 (See Note 2 (C) on page 21.)

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 8,839,264
  Interest                                         1,162,349
  Income from securities loaned--net                  45,641
                                                 ------------
      Total income                                10,047,254
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,188,183
  Distribution/Service--(See Note 3)               1,188,183
  Transfer agent (See Note 3)                        734,863
  Shareholder communication                          129,411
  Professional fees                                  117,697
  Recordkeeping                                       74,194
  Custodian                                           33,227
  Trustees                                            26,534
  Registration                                        22,100
  Miscellaneous                                       25,504
                                                 ------------
      Total expenses before waiver                 3,539,896
  Expense waiver from Manager (See Note 3)          (688,252)
                                                 ------------
    Net expenses                                   2,851,644
                                                 ------------
Net investment income                              7,195,610
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES
TRANSACTIONS:
Net realized gain on:
  Security transactions                           40,844,624
  Futures transactions                             3,864,304
                                                 ------------
Net realized gain on investments and futures
  transactions                                    44,708,928
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                            9,895,618
  Futures contracts                                  103,231
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts                9,998,849
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                        54,707,777
                                                 ------------
Net increase in net assets resulting from
  operations                                     $61,903,387
                                                 ============

 18 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007           2006
DECREASE IN NET ASSETS:
Operations:
  Net investment income              $   7,195,610   $  7,628,524
  Net realized gain on investments
    and futures transactions            44,708,928     29,302,818
  Net increase from payments from
    Manager for losses attributable
    to shareholder trading
    arrangements (See Note 3(B) on
    page 23.)                                   --        516,000
  Net change in unrealized
    appreciation on investments and
    futures contracts                    9,998,849     39,533,606
                                     ----------------------------
  Net increase in net assets
    resulting from operations           61,903,387     76,980,948
                                     ----------------------------
Dividends to shareholders:
  From net investment income            (7,520,264)    (6,709,434)
                                     ----------------------------
Capital share transactions:
  Net proceeds from sale of shares         211,552         74,135
  Net asset value of shares issued
    to shareholders in reinvestment
    of dividends                         7,246,847      6,402,778
  Cost of shares redeemed              (98,489,517)  (132,084,363)
                                     ----------------------------
  Decrease in net assets derived
    from capital share transactions    (91,031,118)  (125,607,450)
                                     ----------------------------
    Net decrease in net assets         (36,647,995)   (55,335,936)

NET ASSETS:
Beginning of year                      494,970,628    550,306,564
                                     ----------------------------
End of year                          $ 458,322,633   $494,970,628
                                     ============================
Accumulated undistributed net
  investment income at end of year   $   5,990,303   $  6,642,296
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                                           JANUARY 1,
                                                                                                              2003*
                                                                                                             THROUGH
                                                             YEAR ENDED OCTOBER 31,                        OCTOBER 31,
                                              2007          2006                2005          2004            2003
Net asset value at beginning of period (c)  $  48.46      $  42.34            $  39.60      $  36.66        $  30.50
                                            --------      --------            --------      --------       -----------
Net investment income (c)                       0.77 (g)      0.74                0.62 (d)      0.28            0.19
Net realized and unrealized gain (loss) on
  investments (c)                               5.87          5.91 (f)            2.55          2.79            5.97
                                            --------      --------            --------      --------       -----------
Total from investment operations (c)            6.64          6.65                3.17          3.07            6.16
                                            --------      --------            --------      --------       -----------
Less dividends and distributions:
  From net investment income (c)               (0.75)        (0.53)              (0.43)        (0.13)             --
  From net realized gain on investments
    (c)                                           --            --                  --            --              --
                                            --------      --------            --------      --------       -----------
Total dividends and distributions (c)          (0.75)        (0.53)              (0.43)        (0.13)             --
                                            --------      --------            --------      --------       -----------
Net asset value at end of period (c)        $  54.35      $  48.46            $  42.34      $  39.60        $  36.66
                                            ========      ========            ========      ========       ===========
Total investment return (a)                    13.83%        15.85%(e)(f)         7.97%         8.42%          20.23%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.51%         1.45%               1.40%(d)      0.73%           0.72%+
  Net expenses                                  0.60%         0.64%               0.74%         0.96%           1.04%+
  Expenses (before waiver/reimbursement)        0.74%         0.79%(e)            1.03%         1.02%           1.04%+
Portfolio turnover rate                            5%            5%                  6%            3%              2%
Net assets at end of period (in 000's)      $458,323      $494,971            $550,307      $607,542        $646,450


                                             YEAR ENDED
                                            DECEMBER 31,
                                                2002
Net asset value at beginning of period (c)    $  41.48
                                            ------------
Net investment income (c)                         0.23
Net realized and unrealized gain (loss) on
  investments (c)                                (9.66)
                                            ------------
Total from investment operations (c)             (9.43)
                                            ------------
Less dividends and distributions:
  From net investment income (c)                 (0.31)
  From net realized gain on investments
    (c)                                          (1.24)
                                            ------------
Total dividends and distributions (c)            (1.55)
                                            ------------
Net asset value at end of period (c)          $  30.50
                                            ============
Total investment return (a)                     (22.70%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           0.59%
  Net expenses                                    1.02%
  Expenses (before waiver/reimbursement)          1.02%
Portfolio turnover rate                              4%
Net assets at end of period (in 000's)        $589,034

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 12, 2007. (See Note 2(C) on page 21.)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and
     0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.04 per share on net realized gains on investments and the effect on total investment return, was 0.12%, respectively.
(g)  Per share data based on average shares outstanding during the period.

 20 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 10 on page 25.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. When formed the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007 the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

The Fund declared a dividend of $0.7133 per share which was paid on December 12, 2007, and also underwent a reverse share split on that day. The reverse share split rate was 0.98617 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (See Note 9 on page 25.) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the periods presented.

                                                      www.mainstayfunds.com   21

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 23) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1.0 billion, 0.225% on assets from $1.0 billion to $3.0 billion and 0.20% on assets

 22 MainStay Equity Index Fund
in excess of $3.0 billion. NYLIM has also contractually agreed to waive its management fee by 0.06% to 0.19% on assets up to $1.0 billion, to 0.165% on assets from $1.0 billion to $3.0 billion and to 0.14% on assets in excess of $3.0 billion which is not recoupable.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of the average daily net assets of the Fund. NYLIM may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Trustees.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $1,188,183 and waived expenses in the amount of $688,252 of which $403,088 is recoupable.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

           OCTOBER 31,
   2008*          2009       2010        TOTAL
$209,184   $   420,903   $403,088   $1,033,175
----------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENT FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 25.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $60,567. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $734,863.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $17,759.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of

                                                      www.mainstayfunds.com   23

1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $74,194 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED       OTHER        UNREALIZED       TOTAL
  ORDINARY      CAPITAL       TEMPORARY     APPRECIATION   ACCUMULATED
   INCOME     GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)  GAIN (LOSS)
 $5,990,303   $(41,750,743)    $    --     $220,061,472    $184,301,032
 ----------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED      ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
 NET INVESTMENT   GAIN (LOSS) ON     ADDITIONAL
 INCOME (LOSS)     INVESTMENTS     PAID-IN CAPITAL
   $(327,339)        $281,584          $45,755
 -------------------------------------------------

The reclassifications for the Fund are primarily due to real estate investment trust distributions.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $41,750,743 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2010                 $ 9,259
               2011                  29,198
               2012                   3,294
       -------------------------------------------
                                    $41,751
       -------------------------------------------

The Fund utilized $42,786,808 of capital loss carryforwards during the year ended October 31, 2007.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                         2007          2006
Distributions paid from:
  Ordinary Income                 $7,520,264    $6,709,434
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $21,646 and $125,349, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                          SHARES            AMOUNT

Year ended October 31, 2007:
Shares sold                                    7 (a)       $     212
Shares issued to shareholders in
  reinvestment of dividends:                 149 (a)           7,247
Shares redeemed                           (1,936)(a)         (98,490)
                                          --------------------------
Net decrease                              (1,780)          $ (91,031)
                                          ==========================

Year ended October 31, 2006:

Shares sold                                    5 (a)       $      74
Shares issued to shareholders in
  reinvestment of dividends:                 150 (a)           6,403
Shares redeemed                           (2,978)(a)        (132,084)
                                          --------------------------
Net decrease                              (2,823)          $(125,607)
                                          ==========================

(a) Adjusted to reflect the cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 12, 2007. (See Note 2(c) on page 21.)

NOTE 9--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase

 24 MainStay Equity Index Fund

(the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such Guaranteed share outstanding and held by shareholders as of share and the net asset value of each such of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3 on page 22). Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Equity Index Fund was $516,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  -s- KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26 MainStay Equity Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") (the "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of the Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager, and data and analysis from an outside data provider and a third party consultant. In their deliberations, the Trustees considered various regulatory developments and industry trends, including the reduction of fees or net expense ratios by certain other equity index funds. In considering approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreement was approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees reviewed the services that the Manager have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services--which include, but are not limited to, monitoring and evaluating the Fund's investment program and investment results, providing the day-to-day portfolio management of the Fund, determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and the Fund's compliance with its investment policies and restrictions--and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, managing reverse stock splits, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Trustees considered, among other things, the Manager's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Manager's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, and certain other service providers. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager, has provided to Trust shareholders. The Trustees acknowledged the guarantee feature and the role of an affiliate of the Manager with regard to the guarantee.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's investment results that, consistent with its investment objective, corresponded to the total return performance of publicly traded common stocks represented by the S&P 500 Index, the sensitivity to expenses of the comparative performance of the Fund, and the Fund's net performance that was slightly lower than peer median over several time periods considered.

The Trustees considered the cost to the Manager of the Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees noted that the Fund not reached the asset level at which breakpoints would reduce the Fund's management fee rate, that the Fund's assets had decreased in recent years, and that the Fund can reach the breakpoints' asset levels only through capital appreciation so long as the Fund remains closed to new share purchases. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses. The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses.

                                                      www.mainstayfunds.com   27

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other registered fund clients of the Manager having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationship between the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to continue to waive a certain portion of its management fee and maintain the existing contractual limitation on the Fund's net expenses.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders.

 28 MainStay Equity Index Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income, 21.4% for qualified interest income and 100% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

                                              VOTES
EQUITY INDEX FUND           VOTES FOR        WITHHELD     ABSTENTIONS       TOTAL
Susan B. Kerley            5,702,702,236    20,161,595    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
Alan R. Latshaw            5,702,807,400    20,056,431    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
Peter Meenan               5,702,348,157    20,515,674    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
Richard H. Nolan, Jr.      5,703,256,249    19,607,582    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
Richard S. Trutanic        5,702,726,118    20,137,713    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
Roman L. Weil              5,703,144,679    19,719,152    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
John A. Weisser            5,701,259,494    21,604,337    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------
Brian A. Murdock           5,702,874,129    19,989,702    11,383,000     5,734,246,831
--------------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30 MainStay Equity Index Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc., since 2006 (3
                                             Consultant (1999 to 2000); Head                   funds); Director, MainStay VP
                                             of Global Funds, Citicorp (1995                   Series Fund, Inc., since June
                                             to 1999)                                          2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32 MainStay Equity Index Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                      www.mainstayfunds.com   33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872
         (RECYCLE LOGO)       MS329-07                              MSEI11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       30
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     31
--------------------------------------------------------------------------------

Federal Income Tax Information                                                33
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  33
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        33
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               33
--------------------------------------------------------------------------------

Trustees and Officers                                                         34

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL      ONE    FIVE      SINCE
RETURNS                  YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       3.24%   14.27%    10.22%
Excluding sales charges  8.11    15.33     10.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                     9550.00                           10000.00
                                                                           7473.00                            8448.00
                                                                           8831.00                           10085.00
                                                                          10016.00                           11598.00
                                                                          10825.00                           12975.00
                                                                          12269.00                           14248.00
                                                                          16283.00                           17654.00
                                                                          18605.00                           19857.00
                                                                          20718.00                           21879.00
                                                                          23152.00                           24337.00
10/31/07                                                                  25029.00                           26216.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL      ONE    FIVE      SINCE
RETURNS                  YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       2.29%   14.22%     9.91%
Excluding sales charges  7.28    14.46      9.91

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           7789.00                            8448.00
                                                                           9120.00                           10085.00
                                                                          10271.00                           11598.00
                                                                          11018.00                           12975.00
                                                                          12406.00                           14248.00
                                                                          16336.00                           17654.00
                                                                          18519.00                           19857.00
                                                                          20486.00                           21879.00
                                                                          22713.00                           24337.00
10/31/07                                                                  24368.00                           26216.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL      ONE    FIVE      SINCE
RETURNS                  YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       6.28%   14.46%     9.91%
Excluding sales charges  7.28    14.46      9.91

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           7789.00                            8448.00
                                                                           9120.00                           10085.00
                                                                          10271.00                           11598.00
                                                                          11018.00                           12975.00
                                                                          12406.00                           14248.00
                                                                          16336.00                           17654.00
                                                                          18519.00                           19857.00
                                                                          20486.00                           21879.00
                                                                          22713.00                           24337.00
10/31/07                                                                  24367.00                           26216.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC, estimated expenses, and fee waivers/expense limitations of Class C shares upon initial offer. From inception (6/1/98) through 10/31/07, the performance of Class I shares (first offered 8/31/07) includes the historical performance of Class A shares adjusted to reflect the fees and expenses for Class I shares. Unadjusted, the performance shown for the newer classes of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         7.84%   15.50%    10.98%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                       JPMORGAN EMBI GLOBAL
                                                                          CLASS I                       DIVERSIFIED INDEX
                                                                          -------                      --------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           7833.00                            8448.00
                                                                           9280.00                           10085.00
                                                                          10552.00                           11598.00
                                                                          11432.00                           12975.00
                                                                          12990.00                           14248.00
                                                                          17283.00                           17654.00
                                                                          19797.00                           19857.00
                                                                          22100.00                           21879.00
                                                                          24759.00                           24337.00
10/31/07                                                                  26700.00                           26216.00

                                             ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                        YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------

JPMorgan EMBI Global Diversified Index(1)    7.72%   12.97%     10.77%
Average Lipper emerging markets debt
  fund(2)                                    9.53    15.46      11.05

1. The JPMorgan Emerging Markets Bond Index Global Diversified, which we refer to as the JPMorgan EMBI Global Diversified Index, is an unmanaged, uniquely weighted version of the JPMorgan Emerging Markets Bond Index Global. The JPMorgan Emerging Markets Bond Index Global is an unmanaged index that tracks total returns for U.S. dollar denominated debt instruments--Brady bonds, loans and Eurobonds--issued by emerging-market sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,017.40           $ 7.12            $1,018.00            $ 7.12
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,012.95           $10.91            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,012.85           $10.91            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2)                     $1,000.00         $1,020.60           $ 1.85            $1,006.12            $ 1.83
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.40% for Class A, 2.15% for Class B and Class C, and 1.15% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).
2. Shares were first offered on August 31, 2007. Expenses paid during the period reflect ongoing costs for the since-inception period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.85 and the ending account value would have been $1,019.25.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Governments & Federal Agencies                                                   72.10
Corporate Bonds                                                                  22.80
Short-Term Investments (collateral from securities lending                        5.00
  is 3.4%)
Yankee Bond                                                                       0.40
Purchased Call Option                                                            0.00*
Purchased Put Option                                                             0.00*
Liabilities in Excess of Cash and Other Assets                                   (0.30)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Republic of Brazil, 8.25%, due 1/20/34
 2.  Republic of Peru, 7.35%, due 7/21/25
 3.  Republic of Argentina, 8.28%, due 12/31/33
 4.  Republic of Philippines, 9.50%, due 2/2/30
 5.  Republic of Uruguay, 7.875%, due 1/15/33
 6.  Federal Republic of Brazil, 8.00%, due 1/15/18
 7.  United Mexican States, 8.125%, due 12/30/19
 8.  Republic of Argentina, (zero coupon), due
     12/15/35
 9.  Republic of Venezuela, 9.25%, due 9/15/27
10.  Republic of Turkey, 7.375%, due 2/5/25

 8   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera and Jeffrey H. Saxon of MacKay Shields LLC

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Global High Income Fund returned 8.11% for Class A shares, 7.28% for Class B shares and 7.28% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 7.84%. All share classes underperformed the 9.53% return of the average Lipper(1) emerging markets debt fund for the 12-month reporting period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 7.72% return of the JPMorgan EMBI Global Diversified Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE MANAGEMENT AND PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

Events in developed markets--including lower interest rates in the United States, higher commodity prices and G7 economic activity--had a substantial impact on emerging-market debt during the reporting period.

Early in the reporting period, we made a strategic decision to increase the Fund's exposure to local currency debt. The decision--which was based on a reduction of the spread in U.S. dollar bonds, strong trade and current-account performance--contributed positively to the Fund's performance, as the U.S. dollar showed a weakening bias for most of the reporting period.

Several other factors influenced emerging-market debt prices and Fund performance during the reporting period. Subprime-mortgage woes led to spread widening, and we used this as an opportunity to add credits with higher volatility than the market as a whole. The Federal Open Market Committee decided to cut the targeted federal funds rate in September and again at the end of October 2007. These moves helped the Fund's performance, because yields retraced some of the widening that had occurred in July and August. Higher commodity prices led us to increase the Fund's exposure to the debt securities of countries that export oil or have metals & mining interests.

HOW DID THE FUND'S LATIN AMERICAN HOLDINGS PERFORM?

Ecuador dollar bonds were strong performers when it became evident that the new president would not attempt to renegotiate external debt. We sold the Fund's Ecuador bonds at a profit early in 2007. Among higher-risk credits in our investment universe, we showed a preference for Venezuelan bonds. We took advantage of the summer turmoil to add sovereign exposure, and toward the end of the period, the Fund added securities of Venezuela's state-owned oil company.

Brazilian sovereign debt performed well, propelled by strong economic growth, fiscal discipline and a stable political environment. We increased the Fund's overweight allocation to Brazilian debt, adding both local currency and U.S. dollar denominated government and corporate debt. In most cases, these holdings helped Fund returns. The exceptions were Brazilian airline bonds, which were the worst-performing corporate debt in the Fund's portfolio. Following a major plane crash in Sao Paolo, Brazil, local carriers TAM Capital and GOL Linhas Aereas Inteligentes came under heavy selling pressure. We had sold the Fund's position in GOL earlier in the year, which helped mitigate the negative effect of these airline bonds on the Fund's performance.


Class I shares commenced operations on August 31, 2007.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                     www.mainstayfunds.com     9

WAS THE FUND INVESTED IN BANK DEBT DURING THE REPORTING PERIOD?

Historically, the Fund has not been a major buyer of bank debt. For bank debt to be attractive, we need to feel comfortable with the sector and with the regulatory framework. Kazakhstan bank paper met our criteria, and we purchased it from a number of issuers early in the reporting period. The relative performance of this bank paper was mixed. One of the Fund's holdings, ATF Bank, was bought by an Italian bank and performed well. We added to the position toward the end of the reporting period. The Fund's other Kazakhstan bank holdings got caught in the global credit squeeze, and spreads widened dramatically. We held on to these positions, however, expecting the nation's central bank to support liquidity. We believed that at least one of these holdings could be a potential takeover target.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S COUNTRY OR REGIONAL WEIGHTINGS DURING THE REPORTING PERIOD?

We gradually reduced the Fund's exposure to Russian sovereign debt during the reporting period. We added Asian debt, mainly Chinese corporate issuers, to the Fund during the 12 months ended October 31, 2007.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
LONG-TERM BONDS (95.3%)+
CORPORATE BONDS (22.8%)
----------------------------------------------------------------------------------
ARGENTINA (0.2%)
Telecom Personal S.A.
 9.25%, due 12/22/10 (a)                            $       500,000   $    510,500
                                                                      ------------

BAHAMAS (0.2%)
Ultrapetrol, Ltd.
 9.00%, due 11/24/14                                        450,000        441,000
                                                                      ------------

BERMUDA (1.8%)
AES China Generating Co., Ltd.
 8.25%, due 6/26/10                                         550,000        543,703
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (a)                                    500,000        485,650
 Series Reg S
 8.00%, due 12/23/11                                        985,000        955,450
Citic Resources Finance, Ltd.
 6.75%, due 5/15/14 (a)                                   1,475,000      1,416,000
Hopson Development Holdings, Ltd.
 8.125%, due 11/9/12 (a)                                    400,000        385,000
Shanghai Real Estate, Ltd.
 8.625%, due 4/24/13                                        250,000        231,207
                                                                      ------------
                                                                         4,017,010
                                                                      ------------
BRAZIL (1.8%)
Braskem S.A.
 9.375%, due 6/1/15 (a)                                     150,000        168,750
 Series Reg S
 9.375%, due 6/1/15                                         800,000        900,000
Companhia Brasileira de Bebidas
 9.50%, due 7/24/17 (a)                             BRL   2,250,000      1,176,581
Companhia de Saneamento Basico do Estado de Sao
 Paulo
 7.50%, due 11/3/16 (a)                             $       630,000        654,444
ISA Capital do Brasil S.A.
 8.80%, due 1/30/17 (a)                                     350,000        364,000
TAM Capital, Inc.
 7.375%, due 4/25/17 (a)                                    700,000        626,500
                                                                      ------------
                                                                         3,890,275
                                                                      ------------
CANADA (0.1%)
Export Development Canada
 13.00%, due 8/11/08                                ISK  12,700,000   $    211,224
                                                                      ------------

CAYMAN ISLANDS (2.8%)
Banco Mercantil del Norte S.A.
 Series Reg S
 5.875%, due 2/17/14                                $       400,000        397,000

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CAYMAN ISLANDS (CONTINUED)
Cosan Finance, Ltd.
 7.00%, due 2/1/17 (a)                              $     1,845,000   $  1,775,813
Shimao Property Holdings, Ltd.
 8.00%, due 12/1/16 (a)                                     100,000         97,750
Vale Overseas, Ltd.
 6.25%, due 1/11/16                                         650,000        662,462
 6.25%, due 1/23/17                                       1,430,000      1,445,893
 6.875%, due 11/21/36                                       880,000        914,798
 8.25%, due 1/17/34                                         190,000        228,043
Xinao Gas Holdings, Ltd.
 7.375%, due 8/5/12                                         545,000        563,422
                                                                      ------------
                                                                         6,085,181
                                                                      ------------
CHILE (0.3%)
AES Gener S.A.
 7.50%, due 3/25/14                                         550,000        572,827
                                                                      ------------

COLOMBIA (0.3%)
AES Chivor S.A. E.S.P.
 9.75%, due 12/30/14 (a)                                    500,000        550,000
                                                                      ------------

GERMANY (0.5%)
Kreditanstalt fuer Wiederaufbau
 Series E
 11.75%, due 8/8/08                                 ISK  68,000,000      1,124,696
                                                                      ------------

HONG KONG (0.2%)
Panva Gas Holdings, Ltd.
 8.25%, due 9/23/11                                 $       500,000        532,491
                                                                      ------------

LUXEMBOURG (4.7%)
Evraz Group S.A.
 8.25%, due 11/10/15 (a)                                    865,000        876,894
Gazprom International S.A.
 7.201%, due 2/1/20 (a)                                   2,216,158      2,277,102
Norilsk Nickel Finance Luxembourg S.A.
 7.125%, due 9/30/09                                        700,000        719,411
OJSC Russian Agricultural Bank
 7.175%, due 5/16/13 (a)                                    300,000        309,420
OJSC Vimpel Communications
 8.25%, due 5/23/16 (a)                                     900,000        931,500
 8.25%, due 5/23/16                                         500,000        517,500

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
LUXEMBOURG (CONTINUED)
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (a)                           $       320,000   $    307,200
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (a)                                     980,000        955,500
 7.875%, due 3/13/18 (a)                                  3,500,000      3,460,625
                                                                      ------------
                                                                        10,355,152
                                                                      ------------
MEXICO (1.6%)
America Movil S.A. de C.V.
 5.50%, due 3/1/14                                          400,000        399,000
 Series Reg S
 8.46%, due 12/18/36 (a)                            MXN   8,000,000        741,384
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (a)                            $       250,000        253,750
 6.50%, due 12/15/15                                        280,000        284,200
Desarrolladora Homex S.A. de C.V.
 7.50%, due 9/28/15                                         100,000        101,500
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (a)(b)                                1,200,000      1,248,000
Grupo Televisa S.A. de C.V.
 8.49%, due 5/11/37                                 MXN   6,000,000        555,512
                                                                      ------------
                                                                         3,583,346
                                                                      ------------
NETHERLANDS (2.8%)
ATF Capital B.V.
 9.25%, due 2/21/14 (a)                             $     2,100,000      2,163,000
Electricidad de Caracas Finance B.V.
 10.25%, due 10/15/14 (a)                                   200,000        204,000
Excelcomindo Finance Co. B.V.
 7.125%, due 1/18/13 (a)                                    300,000        298,500
Intergas Finance B.V.
 6.375%, due 5/14/17 (a)                                    500,000        467,500
 6.875%, due 11/4/11 (a)                                    570,000        574,988
Lukoil International Finance B.V.
 6.356%, due 6/7/17 (a)                                     675,000        649,688
Majapahit Holdings B.V.
 7.75%, due 10/17/16 (a)                                    100,000        103,130
Paiton Energy Funding B.V.
 9.34%, due 2/15/14 (a)                                     500,000        513,150
 Series Reg S
 9.34%, due 2/15/14                                         550,000        563,750
Temir Capital B.V.
 9.50%, due 5/21/14 (a)                                     400,000        333,000
TuranAlem Finance B.V.
 7.75%, due 4/25/13 (a)                                     300,000        267,000
                                                                      ------------
                                                                         6,137,706
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
PANAMA (0.1%)
AES El Salvador Trust
 6.75%, due 2/1/16 (a)                              $       300,000   $    299,340
                                                                      ------------

PHILIPPINES (0.2%)
National Power Corp.
 6.875%, due 11/2/16 (a)(b)                                 300,000        307,125
Philippine Long Distance Telephone Co.
 8.35%, due 3/6/17                                           70,000         78,050
                                                                      ------------
                                                                           385,175
                                                                      ------------
RUSSIA (0.9%)
NPC Irkut
 8.25%, due 4/10/09                                         750,000        746,250
OAO Gazprom
 9.625%, due 3/1/13 (a)                                   1,000,000      1,152,500
                                                                      ------------
                                                                         1,898,750
                                                                      ------------
SOUTH KOREA (0.7%)
C&M Finance, Ltd.
 8.10%, due 2/1/16 (a)                                      500,000        490,000
Hynix Semiconductor, Inc.
 7.875%, due 6/27/17 (a)                                  1,100,000      1,047,750
                                                                      ------------
                                                                         1,537,750
                                                                      ------------
UNITED ARAB EMIRATES (1.0%)
DP World, Ltd.
 6.85%, due 7/2/37 (a)                                    2,150,000      2,158,441
                                                                      ------------

UNITED KINGDOM (0.2%)
GTL Trade Finance, Inc.
 7.25%, due 10/20/17 (a)                                    500,000        506,369
                                                                      ------------

UNITED STATES (2.2%)
GMAC LLC
 6.00%, due 12/15/11                                      1,600,000      1,419,610
Pemex Project Funding Master Trust
 7.375%, due 12/15/14                                     2,960,000      3,279,280
                                                                      ------------
                                                                         4,698,890
                                                                      ------------
VENEZUELA (0.2%)
Petroleos de Venezuela
 5.50%, due 4/12/37                                         515,000        320,588
                                                                      ------------
Total Corporate Bonds
 (Cost 49,467,733)                                                      49,816,711
                                                                      ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (72.1%)
----------------------------------------------------------------------------------
ARGENTINA (6.6%)
Republic of Argentina
V    (zero coupon), due 12/15/35 (c)                $    37,229,323   $  5,119,032
 1.33%, due 12/31/38
 2.50%, beginning 3/1/09,
 3.75%, beginning 3/1/19,
 5.25%, beginning 3/1/29                                  1,000,000        467,500
 5.389%, due 8/3/12 (c)(d)                                1,700,000      1,569,440
V    8.28%, due 12/31/33                                  7,283,451      7,374,494
                                                                      ------------
                                                                        14,530,466
                                                                      ------------
BRAZIL (15.4%)
Federal Republic of Brazil
V    8.00%, due 1/15/18 (b)                               4,951,000      5,545,120
V    8.25%, due 1/20/34                                   9,885,000     12,810,960
 Series B
 8.875%, due 4/15/24                                      1,475,000      1,943,313
 9.25%, due 10/22/10                                      1,160,000      1,305,000
 10.125%, due 5/15/27                                     1,500,000      2,217,000
 10.50%, due 7/14/14                                      1,230,000      1,572,555
 11.00%, due 1/11/12                                      2,500,000      3,057,500
 12.25%, due 3/6/30                                       1,140,000      2,012,100
 12.50%, due 1/5/22                                 BRL   4,750,000      3,190,636
                                                                      ------------
                                                                        33,654,184
                                                                      ------------
COLOMBIA (3.9%)
Republic of Colombia
 7.33%, due 11/16/15 (c)                            $       500,000        525,000
 8.125%, due 5/21/24                                      2,830,000      3,403,075
 10.00%, due 1/23/12                                      1,000,000      1,165,000
 10.375%, due 1/28/33                                       500,000        756,250
 11.75%, due 2/25/20                                        430,000        641,775
 12.00%, due 10/22/15                               CP3,470,000,000      1,975,984
                                                                      ------------
                                                                         8,467,084
                                                                      ------------
COSTA RICA (0.3%)
Republic of Costa Rica
 Series Reg S
 8.11%, due 2/1/12                                  $       500,000        546,250
                                                                      ------------

DOMINICAN REPUBLIC (0.6%)
Dominican Republic
 9.04%, due 1/23/18 (a)                                     655,786        754,154
 Series Reg S
 9.04%, due 1/23/18                                         546,488        628,462
                                                                      ------------
                                                                         1,382,616
                                                                      ------------
EGYPT (1.2%)
Republic of Egypt
 (zero coupon), due 1/15/08                         EGP   4,400,000   $    786,952
 (zero coupon), due 2/12/08                               9,975,000      1,774,402
                                                                      ------------
                                                                         2,561,354
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (a)                             $       100,000        116,000
 Series Reg S
 7.75%, due 1/24/23                                         100,000        116,000
 8.25%, due 4/10/32 (a)                                     250,000        305,000
                                                                      ------------
                                                                           537,000
                                                                      ------------
INDONESIA (1.9%)
Republic of Indonesia
 6.625%, due 2/17/37 (a)                                  2,000,000      1,967,500
 6.875%, due 3/9/17 (a)(b)                                1,100,000      1,157,750
 7.25%, due 4/20/15 (a)(b)                                  550,000        589,875
 Series Reg S
 7.25%, due 4/20/15                                         500,000        536,851
                                                                      ------------
                                                                         4,251,976
                                                                      ------------
JAMAICA (0.3%)
Jamaica Government
 8.00%, due 3/15/39                                         600,000        588,000
                                                                      ------------

LEBANON (0.7%)
Republic of Lebanon
 Series Reg S
 8.25%, due 4/12/21                                       1,650,000      1,505,625
                                                                      ------------

MEXICO (2.7%)
United Mexican States
 5.625%, due 1/15/17                                        250,000        253,625
 7.25%, due 12/15/16                                MXN   6,100,000        547,956
V    8.125%, due 12/30/19                           $     4,150,000      5,129,400
                                                                      ------------
                                                                         5,930,981
                                                                      ------------
PAKISTAN (0.3%)
Islamic Republic of Pakistan
 6.875%, due 6/1/17 (a)                                     700,000        637,000
                                                                      ------------

PANAMA (3.8%)
Republic of Panama
 6.70%, due 1/26/36                                         558,000        585,900
 7.125%, due 1/29/26                                        925,000      1,019,813
 8.875%, due 9/30/27                                        920,000      1,193,700
 9.375%, due 7/23/12                                        350,000        403,375
 9.375%, due 4/1/29                                       3,455,000      4,698,800
 9.625%, due 2/8/11                                         462,000        519,750
                                                                      ------------
                                                                         8,421,338
                                                                      ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
----------------------------------------------------------------------------------
PERU (5.0%)
Republic of Peru
V    7.35%, due 7/21/25                             $     7,535,000   $  8,646,413
 8.75%, due 11/21/33                                      1,762,000      2,352,270
                                                                      ------------
                                                                        10,998,683
                                                                      ------------
PHILIPPINES (6.2%)
Republic of Philippines
 7.75%, due 1/14/31                                       1,400,000      1,596,000
 8.00%, due 1/15/16                                         650,000        736,125
 9.375%, due 1/18/17                                        830,000      1,027,125
V    9.50%, due 2/2/30 (b)                                4,660,000      6,261,875
 9.875%, due 1/15/19 (b)                                  1,670,000      2,171,000
 10.625%, due 3/16/25                                     1,290,000      1,846,248
                                                                      ------------
                                                                        13,638,373
                                                                      ------------
RUSSIA (3.4%)
Russian Federation
 7.50%, due 3/31/30 (a)                                      27,923         31,464
 Series Reg S
 7.50%, due 3/31/30                                       2,711,126      3,053,813
 Series Reg S
 11.00%, due 7/24/18                                      3,010,000      4,263,966
                                                                      ------------
                                                                         7,349,243
                                                                      ------------
TURKEY (6.7%)
Republic of Turkey
 6.875%, due 3/17/36                                      2,200,000      2,180,860
 7.00%, due 6/5/20                                          300,000        312,540
 7.25%, due 3/15/15                                       1,510,000      1,598,788
V    7.375%, due 2/5/25                                   4,725,000      5,014,643
 9.00%, due 6/30/11                                       1,000,000      1,110,000
 11.00%, due 1/14/13                                        550,000        673,750
 11.75%, due 6/15/10                                        700,000        808,500
 12.375%, due 6/15/09                                     1,470,000      1,639,050
 14.00%, due 1/19/11                                TRY   1,680,000      1,444,960
                                                                      ------------
                                                                        14,783,091
                                                                      ------------
UKRAINE (1.1%)
Ukraine Government
 6.58%, due 11/21/16 (a)                            $     1,000,000      1,016,250
 6.875%, due 3/4/11 (a)                                     350,000        360,955
 7.65%, due 6/11/13 (a)                                     900,000        967,500
                                                                      ------------
                                                                         2,344,705
                                                                      ------------
URUGUAY (3.7%)
Republic of Uruguay
V    7.875%, due 1/15/33 (e)                              5,299,062      6,014,435
 8.00%, due 11/18/22                                      1,741,201      1,984,969
 9.25%, due 5/17/17                                         130,000        157,300
                                                                      ------------
                                                                         8,156,704
                                                                      ------------

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
VENEZUELA (7.9%)
Republic of Venezuela
 6.00%, due 12/9/20                                 $     4,500,000   $  3,789,000
 Series Reg S
 6.18%, due 4/20/11 (c)                                   1,750,000      1,662,500
 Series Reg S
 7.00%, due 12/1/18                                       1,000,000        915,000
 8.50%, due 10/8/14                                       4,670,000      4,798,425
V    9.25%, due 9/15/27                                   4,600,000      5,041,600
 10.75%, due 9/19/13                                        680,000        760,580
 13.625%, due 8/15/18                                       200,000        271,000
                                                                      ------------
                                                                        17,238,105
                                                                      ------------
VIETNAM (0.2%)
Republic of Vietnam
 6.875%, due 1/15/16 (a)                                    400,000        426,000
                                                                      ------------
Total Governments & Federal Agencies
 (Cost $139,600,352)                                                   157,948,778
                                                                      ------------

YANKEE BOND (0.4%) (f)
----------------------------------------------------------------------------------
ARGENTINA (0.4%)
YPF Sociedad Anonima
 9.125%, due 2/24/09                                        880,000        913,440
                                                                      ------------
Total Yankee Bond
 (Cost $868,195)                                                           913,440
                                                                      ------------
Total Long-Term Bonds
 (Cost $189,936,280)                                                   208,678,929
                                                                      ------------
                                                          NUMBER OF
                                                          CONTRACTS
PURCHASED CALL OPTION (0.0%) ++
----------------------------------------------------------------------------------
Australian Dollar
 Strike Price $0.93
 Expire 4/28/08                                               1,000         28,000
                                                                      ------------
Total Purchased Call Option (Cost $21,650)                                  28,000
                                                                      ------------
PURCHASED PUT OPTION (0.0%)++
----------------------------------------------------------------------------------
British Pound
 Strike Price $2.01
 Expire 3/27/08                                               1,000          8,000
                                                                      ------------
Total Purchased Put Option (Cost $20,225)                                    8,000
                                                                      ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                          PRINCIPAL
                                                             AMOUNT          VALUE
SHORT-TERM INVESTMENTS (5.0%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (1.6%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 $     1,580,000   $  1,580,000
Toyota Motor Credit Corp.
 4.73%, due 11/5/07                                       2,000,000      1,998,949
                                                                      ------------
Total Commercial Paper
 (Cost $3,578,949)                                                       3,578,949
                                                                      ------------

                                                             SHARES
INVESTMENT COMPANY (3.4%)
State Street Navigator Securities Lending Prime
 Portfolio (g)                                            7,477,018      7,477,018
                                                                      ------------
Total Investment Company
 (Cost $7,477,018)                                                       7,477,018
                                                                      ------------
Total Short-Term Investments
 (Cost $11,055,967)                                                     11,055,967
                                                                      ------------
Total Investments
 (Cost $201,034,122)                                          100.3%   219,770,896(h)
Liabilities in Excess of
 Cash and Other Assets                                         (0.3)      (693,611)
                                                    ---------------   ------------
Net Assets                                                    100.0%  $219,077,285
                                                    ===============   ============

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $7,309,489; cash collateral of
     $7,477,018 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  Floating rate. Rate shown is the rate in effect at October 31, 2007.
(d)  Fair valued security. The total market value of the security at October 31,
     2007 is $1,569,440, which reflects 0.7% of the Fund's net assets.
(e)  CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(f)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(g)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)  At October 31, 2007, cost is $201,087,539 for federal income tax purposes and net unrealized appreciation is as follows:

       Gross unrealized appreciation                    $19,788,641
       Gross unrealized depreciation                     (1,105,284)
                                                        -----------
       Net unrealized appreciation                      $18,683,357
                                                        ===========

The following abbreviations are used in the above portfolio:
       BRL--Brazilian Real
       CP--Colombian Peso
       EGP--Egyptian Pound
       ISK--Icelandic Krona
       MXN--Mexican Peso
       TRY--New Turkish Lira

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $201,034,122) including $7,309,489
  market value of securities loaned             $219,770,896
Cash                                                 563,769
Cash denominated in foreign currencies
  (identified cost $58,344)                           57,357
Receivables:
  Interest                                         3,830,303
  Investment securities sold                       3,188,888
  Fund shares sold                                   528,191
Other assets                                          28,419
Unrealized appreciation on foreign currency
  forward contracts                                  198,406
                                                -------------
    Total assets                                 228,166,229
                                                -------------

LIABILITIES:
Securities lending collateral                      7,477,018
Payables:
  Investment securities purchased                    558,482
  Fund shares redeemed                               322,129
  Manager (See Note 3)                               132,931
  NYLIFE Distributors (See Note 3)                   104,782
  Transfer agent (See Note 3)                         92,135
  Shareholder communication                           60,975
  Professional fees                                   18,873
  Custodian                                           15,129
  Trustees                                             2,928
Accrued expenses                                       2,915
Dividend payable                                     297,305
Unrealized depreciation on foreign currency
  forward contracts                                    3,342
                                                -------------
    Total liabilities                              9,088,944
                                                -------------
Net assets                                      $219,077,285
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                   $    186,174
Additional paid-in capital                       195,945,753
                                                -------------
                                                 196,131,927
Accumulated distributions in excess of net
  investment income                                 (279,342)
Accumulated net realized gain on investments
  and foreign currency transactions                4,293,715
Net unrealized appreciation on investments        18,736,774
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          194,211
                                                -------------
Net assets                                      $219,077,285
                                                =============
CLASS A
Net assets applicable to outstanding shares     $135,321,286
                                                =============
Shares of beneficial interest outstanding         11,459,536
                                                =============
Net asset value per share outstanding           $      11.81
Maximum sales charge (4.50% of offering price)          0.56
                                                -------------
Maximum offering price per share outstanding    $      12.37
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 37,913,222
                                                =============
Shares of beneficial interest outstanding          3,240,638
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.70
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 45,785,760
                                                =============
Shares of beneficial interest outstanding          3,912,380
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.70
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     57,017
                                                =============
Shares of beneficial interest outstanding              4,827
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.81
                                                =============

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $15,275,415
  Income from securities loaned--net                  50,226
                                                 ------------
    Total income                                  15,325,641
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,511,137
  Transfer agent--Classes A, B and C (See Note
    3)                                               537,867
  Distribution--Class B (See Note 3)                 309,099
  Distribution--Class C (See Note 3)                 334,184
  Distribution/Service--Class A (See Note 3)         325,249
  Service--Class B (See Note 3)                      103,033
  Service--Class C (See Note 3)                      111,395
  Professional fees                                   95,653
  Shareholder communication                           87,460
  Custodian                                           60,367
  Registration                                        56,356
  Recordkeeping                                       48,254
  Trustees                                            12,632
  Miscellaneous                                       13,125
                                                 ------------
    Total expenses before recoupment               3,605,811
  Net recouped fees (See Note 3)                      59,496
                                                 ------------
    Net expenses                                   3,665,307
                                                 ------------
Net investment income                             11,660,334
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                            4,282,700
  Foreign currency transactions                       46,153
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                            4,328,853
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                             (407,218)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                202,988
                                                 ------------
Net change in unrealized depreciation on
  investments and foreign currency transactions     (204,230)
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions                4,124,623
                                                 ------------
Net increase in net assets resulting from
  operations                                     $15,784,957
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $ 11,660,334   $ 10,985,232
 Net realized gain on investments
  and foreign currency transactions     4,328,853      6,232,389
 Net increase from payments from
  Manager
  for losses attributable to
  shareholder trading
  arrangements (see Note 3(B) on
  page 25.)                                    --         11,000
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions          (204,230)     2,932,470
                                     ---------------------------
 Net increase in net assets
  resulting from operations            15,784,957     20,161,091
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (7,399,296)    (8,582,897)
   Class B                             (2,046,521)    (3,551,703)
   Class C                             (2,225,143)    (2,373,184)
   Class I                                   (412)            --
                                     ---------------------------
                                      (11,671,372)   (14,507,784)
                                     ---------------------------
 From net realized gain on investments:
   Class A                             (2,758,640)            --
   Class B                               (970,992)            --
   Class C                               (936,486)            --
                                     ---------------------------
                                       (4,666,118)            --
                                     ---------------------------
 Total dividends and distributions
    to shareholders                   (16,337,490)   (14,507,784)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      61,305,555     88,177,791
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions       11,471,891      9,374,074
 Cost of shares redeemed              (57,268,903)   (71,644,784)
 Net asset value of shares converted (See Note
  1):
   Class A                              3,114,762     16,067,544
   Class B                             (3,114,762)   (16,067,544)
                                     ---------------------------
  Increase in net assets derived
      from capital share
      transactions                     15,508,543     25,907,081
                                     ---------------------------
  Net increase in net assets           14,956,010     31,560,388

NET ASSETS:
Beginning of year                     204,121,275    172,560,887
                                     ---------------------------
End of year                          $219,077,285   $204,121,275
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 year                                $   (279,342)  $   (264,790)
                                     ===========================

 18   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                            -----------------------------------------------------------------------------
                                                                                                      JANUARY 1, 2003*
                                                                                                          THROUGH
                                                           YEAR ENDED OCTOBER 31,                       OCTOBER 31,
                                              2007          2006         2005           2004                2003
Net asset value at beginning of period      $  11.82      $  11.44      $ 11.17        $ 10.49            $  8.89
                                            --------      --------      -------      -----------      ----------------
Net investment income                           0.67 (a)      0.69 (a)     0.73           0.76               0.63
Net realized and unrealized gain on
  investments                                   0.24          0.59 (e)     0.49           0.67               1.56
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.01          0.01         0.00 (b)       0.00 (b)           0.00 (b)
                                            --------      --------      -------      -----------      ----------------
Total from investment operations                0.92          1.29         1.22           1.43               2.19
                                            --------      --------      -------      -----------      ----------------
Less dividends and distributions:
  From net investment income                   (0.67)        (0.91)       (0.76)         (0.75)             (0.59)
  From net realized gain on investments        (0.26)           --        (0.19)            --                 --
                                            --------      --------      -------      -----------      ----------------
Total dividends and distributions              (0.93)        (0.91)       (0.95)         (0.75)             (0.59)
                                            --------      --------      -------      -----------      ----------------
Net asset value at end of period            $  11.81      $  11.82      $ 11.44        $ 11.17            $ 10.49
                                            ========      ========      =======      ===========      ================
Total investment return (c)                     8.11%        11.75%(d)(e)   11.35%       14.26%             25.21%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         5.70%         5.97%        6.63%          7.29%              7.75%+
  Net expenses                                  1.40%         1.40%        1.43%          1.53%              1.63%+
  Expenses (before
    recoupment/waiver/reimbursement)            1.37%         1.43%(d)     1.46%          1.53%              1.63%+
Portfolio turnover rate                           30%           33%          34%            24%                34%
Net assets at end of period (in 000's)      $135,321      $121,810      $86,515        $44,434            $34,371

                                              CLASS A
                                            ------------

                                             YEAR ENDED
                                            DECEMBER 31,
                                                2002
Net asset value at beginning of period        $  8.72
                                            ------------
Net investment income                            0.73
Net realized and unrealized gain on
  investments                                    0.19
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.01)
                                            ------------
Total from investment operations                 0.91
                                            ------------
Less dividends and distributions:
  From net investment income                    (0.74)
  From net realized gain on investments            --
                                            ------------
Total dividends and distributions               (0.74)
                                            ------------
Net asset value at end of period              $  8.89
                                            ============
Total investment return (c)                     11.01%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          8.49%
  Net expenses                                   1.70%
  Expenses (before
    recoupment/waiver/reimbursement)             1.91%
Portfolio turnover rate                            92%
Net assets at end of period (in 000's)        $22,754

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                                                    JANUARY 1, 2003*
                                                                                                        THROUGH
                                                          YEAR ENDED OCTOBER 31,                      OCTOBER 31,
                                             2007         2006         2005           2004                2003
Net asset value at beginning of period      $ 11.72      $ 11.36      $ 11.10        $ 10.44            $  8.86
                                            -------      -------      -------      -----------      ----------------
Net investment income                          0.58 (a)     0.60 (a)     0.65           0.69               0.57
Net realized and unrealized gain on
  investments                                  0.23         0.58 (e)     0.48           0.65               1.54
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.01         0.01        (0.00)(b)      (0.00)(b)           0.00 (b)
                                            -------      -------      -------      -----------      ----------------
Total from investment operations               0.82         1.19         1.13           1.34               2.11
                                            -------      -------      -------      -----------      ----------------
Less dividends and distributions:
  From net investment income                  (0.58)       (0.83)       (0.68)         (0.68)             (0.53)
  From net realized gain on investments       (0.26)          --        (0.19)            --                 --
                                            -------      -------      -------      -----------      ----------------
Total dividends and distributions             (0.84)       (0.83)       (0.87)         (0.68)             (0.53)
                                            -------      -------      -------      -----------      ----------------
Net asset value at end of period            $ 11.70      $ 11.72      $ 11.36        $ 11.10            $ 10.44
                                            =======      =======      =======      ===========      ================
Total investment return (c)                    7.28%       10.87%(d)(e)   10.62%       13.36%             24.33%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        4.95%        5.22%        5.88%          6.54%              7.00%+
  Net expenses                                 2.15%        2.15%        2.18%          2.28%              2.38%+
  Expenses (before
    recoupment/waiver/reimbursement)           2.12%        2.18%(d)     2.21%          2.28%              2.38%+
Portfolio turnover rate                          30%          33%          34%            24%                34%
Net assets at end of period (in 000's)      $45,786      $39,176      $28,547        $16,455            $11,031

                                              CLASS C
                                            ------------

                                             YEAR ENDED
                                            DECEMBER 31,
                                                2002
Net asset value at beginning of period         $ 8.68
                                            ------------
Net investment income                            0.67
Net realized and unrealized gain on
  investments                                    0.20
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.01)
                                            ------------
Total from investment operations                 0.86
                                            ------------
Less dividends and distributions:
  From net investment income                    (0.68)
  From net realized gain on investments            --
                                            ------------
Total dividends and distributions               (0.68)
                                            ------------
Net asset value at end of period               $ 8.86
                                            ============
Total investment return (c)                     10.33%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          7.74%
  Net expenses                                   2.45%
  Expenses (before
    recoupment/waiver/reimbursement)             2.66%
Portfolio turnover rate                            92%
Net assets at end of period (in 000's)         $8,060

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outsharing during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees costs. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

 20   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS B
     ------------------------------------------------------------------------------------------
                                                             JANUARY 1, 2003*
                                                                 THROUGH            YEAR ENDED
                   YEAR ENDED OCTOBER 31,                      OCTOBER 31,         DECEMBER 31,
      2007         2006         2005           2004                2003                2002
     $ 11.72      $ 11.36      $ 11.10        $ 10.44            $  8.86             $  8.68
     -------      -------      -------      -----------      ----------------      ------------
        0.58 (a)     0.60 (a)     0.65           0.69               0.57                0.67
        0.23         0.58 (e)     0.48           0.65               1.54                0.20
        0.01         0.01        (0.00)(b)      (0.00)(b)           0.00 (b)           (0.01)
     -------      -------      -------      -----------      ----------------      ------------
        0.82         1.19         1.13           1.34               2.11                0.86
     -------      -------      -------      -----------      ----------------      ------------
       (0.58)       (0.83)       (0.68)         (0.68)             (0.53)              (0.68)
       (0.26)          --        (0.19)            --                 --                  --
     -------      -------      -------      -----------      ----------------      ------------
       (0.84)       (0.83)       (0.87)         (0.68)             (0.53)              (0.68)
     -------      -------      -------      -----------      ----------------      ------------
     $ 11.70      $ 11.72      $ 11.36        $ 11.10            $ 10.44             $  8.86
     =======      =======      =======      ===========      ================      ============
        7.28%       10.87%(d)(e)   10.62%       13.36%             24.33%(f)           10.33%
        4.95%        5.22%        5.88%          6.54%              7.00%+              7.74%
        2.15%        2.15%        2.18%          2.28%              2.38%+              2.45%
        2.12%        2.18%(d)     2.21%          2.28%              2.38%+              2.66%
          30%          33%          34%            24%                34%                 92%
     $37,913      $43,136      $57,500        $31,459            $26,881             $16,708

          CLASS I
     -----------------
     AUGUST 31, 2007**
          THROUGH
        OCTOBER 31,
           2007
          $11.26
     -----------------
            0.11 (a)
            0.52
            0.04
     -----------------
            0.67
     -----------------
           (0.12)
              --
     -----------------
           (0.12)
     -----------------
          $11.81
     =================
            5.95%(f)
            6.12%+
            1.15%+
            0.99%+
              30%
          $   57

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers four classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on August 31, 2007. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security

 22   MainStay Global High Income Fund
where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $1,569,440 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 26) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the

                                                    www.mainstayfunds.com     23
obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund may invest in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typical senior, secured and collaterized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designed U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 27.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

 24   MainStay Global High Income Fund

(K) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(L) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.
NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; and Class I, 1.15%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $1,511,137 and recouped $59,496.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

           OCTOBER 31,
               2009                  TOTAL
             $12,913                $12,913
       -------------------------------------------

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.40% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below

                                                    www.mainstayfunds.com     25
in the footnote relating to "Other Matters." (See Note 10 on page 28.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $23,939. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $56,134 the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $721, $81,741 and $17,757, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $537,867.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $7,044,179        5.2%
------------------------------------------------------------
Class C                                       337        0.0*
------------------------------------------------------------
Class I                                    26,359       46.2
------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $8,154.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $48,254 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY   CAPITAL GAINS    TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME       (LOSS)       DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $17,963..   $4,347,132      $(297,305)    $18,877,568     $22,945,358
 ---------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The other temporary differences are primarily due to dividends payable.

 26   MainStay Global High Income Fund

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED      ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
 NET INVESTMENT    GAIN (LOSS)       ADDITIONAL
 INCOME (LOSS)    ON INVESTMENTS   PAID-IN CAPITAL
    $ (3,514)..      $ 3,514             $--
 -------------------------------------------------

The reclassifications for the Fund are primarily due to foreign currency gain
(loss), paydown gain (loss), reclassification of distributions and foreign currency transactions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                             2007          2006
Distributions paid from:
  Ordinary income                    $11,669,574    $14,507,784
  Long-term capital gains              4,667,916             --
---------------------------------------------------------------
                                     $16,337,490    $14,507,784
---------------------------------------------------------------

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
Foreign currency forward contracts open at October 31, 2007:

                                                                        CONTRACT          CONTRACT            UNREALIZED
                                                                          AMOUNT            AMOUNT         APPRECIATION/
FOREIGN CURRENCY BUY CONTRACTS                                         PURCHASED              SOLD        (DEPRECIATION)
Philippines Peso vs. U.S. Dollar, expiring 11/5/07            PP     45,760,000        $1,047,619        $        47,619
------------------------------------------------------------------------------------------------------------------------
Philippines Peso vs. U.S. Dollar, expiring 2/5/08             PP     45,760,000         1,043,558                 (3,342)
------------------------------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar expiring 11/5/07                 TRY     1,319,500         1,130,104                130,104
------------------------------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar expiring 2/5/08                  TRY     1,319,500         1,098,266                 20,683
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward
  contracts                                                                                              $       195,064
------------------------------------------------------------------------------------------------------------------------

Foreign Currency held at October 31, 2007:

                       CURRENCY                               COST      VALUE

Argentinian Peso                           ARS 178,821    $57,929    $56,927
Egyptian Pound                             EGP   2,377        415        430
-----------------------------------------------------------------------------
                                                          $58,344    $57,357
-----------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007 Purchase and sales of U.S. Government securities were $1,390 and $1,400, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $70,198 and $59,795, respectively.

                                                    www.mainstayfunds.com     27

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                        SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                    3,313        $ 38,936
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  611           7,156
Shares redeemed                                (3,035)       (35,495)
                                               ---------------------
Net increase in shares outstanding
  before conversion                              889          10,597
Shares converted from Class B (See Note
  1)                                             266           3,115
                                               ---------------------
Net increase                                   1,155        $ 13,712
                                               =====================

Year ended October 31, 2006:
Shares sold                                    4,891        $ 56,606
Shares issued to shareholders in
  reinvestment of dividends                      467           5,380
Shares redeemed                                (4,020)       (46,152)
                                               ---------------------
Net increase in shares outstanding
  before conversion                            1,338          15,834
Shares converted from Class B (See Note
  1)                                           1,406          16,068
                                               ---------------------
Net increase                                   2,744        $ 31,902
                                               =====================

CLASS B                                        SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                      468        $  5,463
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  204           2,378
Shares redeemed                                 (843)         (9,783)
                                               ---------------------
Net decrease in shares outstanding
  before conversion                             (171)         (1,942)
Shares reacquired upon conversion into
  Class A (See Note 1)                          (268)         (3,115)
                                               ---------------------
Net decrease                                    (439)       $ (5,057)
                                               =====================

Year ended October 31, 2006:

Shares sold                                      962        $ 11,053
Shares issued to shareholders in
  reinvestment of dividends                      220           2,512
Shares redeemed                                (1,148)       (13,156)
                                               ---------------------
Net increase (decrease) in shares
  outstanding before conversion                   34             409
Shares reacquired upon conversion into
  Class A (See Note 1)                         (1,417)       (16,068)
                                               ---------------------
Net decrease                                   (1,383)      $(15,659)
                                               =====================

CLASS C                                        SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                    1,441        $ 16,851
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  167           1,938
Shares redeemed                                (1,038)       (11,990)
                                               ---------------------
Net increase                                     570        $  6,799
                                               =====================

Year ended October 31, 2006:

Shares sold                                    1,788        $ 20,519
Shares issued to shareholders in
  reinvestment of dividends                      130           1,482
Shares redeemed                                (1,089)       (12,337)
                                               ---------------------
Net increase                                     829        $  9,664
                                               =====================

CLASS I                                        SHARES       AMOUNT

Year ended October 31, 2007:*

Shares sold                                       5         $  55
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  --(a)         --(a)
                                               -------------------
Net increase                                      5         $  55
                                               ===================

(a) Less than one thousand.
*  The Class I Shares commenced operations on August 31, 2007.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Global High Income Fund was $11,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to

 28   MainStay Global High Income Fund
that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 30   MainStay Global High Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's mid-range investment performance relative to peer funds over various time periods considered.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate to low, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

                                                    www.mainstayfunds.com     31

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 32   MainStay Global High Income Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $4,667,916.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 1.0% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

 GLOBAL HIGH         VOTES          VOTES
 INCOME FUND          FOR          WITHHELD    ABSTENTIONS       TOTAL
Susan B.
 Kerley          13,359,684.115   20,393.306   47,109.000    13,427,186.421
---------------------------------------------------------------------------
Alan R.
 Latshaw         13,360,851.720   19,225.701   47,109.000    13,427,186.421
---------------------------------------------------------------------------
Peter Meenan     13,359,333.845   20,743.576   47,109.000    13,427,186.421
---------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      13,361,186.491   18,890.930   47,109.000    13,427,186.421
---------------------------------------------------------------------------
Richard S.
 Trutanic        13,361,350.331   18,727.090   47,109.000    13,427,186.421
---------------------------------------------------------------------------
Roman L. Weil    13,359,388.638   20,688.783   47,109.000    13,427,186.421
---------------------------------------------------------------------------
John A.
 Weisser         13,359,604.687   20,472.734   47,109.000    13,427,186.421
---------------------------------------------------------------------------
Brian A.
 Murdock         13,361,350.331   18,727.090   47,109.000    13,427,186.421
---------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     33

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 34   MainStay Global High Income Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 36   MainStay Global High Income Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE LOGO)       MS329-07                 MSGH11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    Message from the President

                    and

                    Annual Report

                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher

President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.04%  2.05%   4.34%
Excluding sales charges   4.67   3.00    4.83

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/97                                                                    9550                              10000
                                                                           10482                              11128
                                                                           10301                              10994
                                                                           11043                              11877
                                                                           12606                              13668
                                                                           13199                              14544
                                                                           13453                              14966
                                                                           13937                              15689
                                                                           14019                              15837
                                                                           14616                              16562
10/31/07                                                                   15299                              17531

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.23%  1.87%   4.04%
Excluding sales charges   3.77   2.22    4.04

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/97                                                                   10000                              10000
                                                                           10891                              11128
                                                                           10619                              10994
                                                                           11305                              11877
                                                                           12812                              13668
                                                                           13314                              14544
                                                                           13454                              14966
                                                                           13846                              15689
                                                                           13822                              15837
                                                                           14321                              16562
10/31/07                                                                   14860                              17531

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.89%  2.22%   4.04%
Excluding sales charges  3.89   2.22    4.04

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/97                                                                   10000                              10000
                                                                           10891                              11128
                                                                           10619                              10994
                                                                           11305                              11877
                                                                           12812                              13668
                                                                           13314                              14544
                                                                           13454                              14966
                                                                           13846                              15689
                                                                           13822                              15837
                                                                           14303                              16562
10/31/07                                                                   14860                              17531

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (5/1/86) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C shares upon initial offer. From inception (5/1/98) through 12/31/03, performance of Class I shares (first offered 1/2/04) includes the historical performance of Class B shares, adjusted to reflect the fees and expenses of Class I shares. Unadjusted, the performance shown for the newer classes of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         5.31%  3.42%   5.17%

(PERFORMANCE GRAPH)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/97                                                                   10000                              10000
                                                                           11008                              11128
                                                                           10829                              10994
                                                                           11646                              11877
                                                                           13340                              13668
                                                                           13998                              14544
                                                                           14285                              14966
                                                                           14847                              15689
                                                                           15007                              15837
                                                                           15724                              16562
10/31/07                                                                   16559                              17531

                                              ONE    FIVE     TEN
BENCHMARK PERFORMANCE                         YEAR   YEARS   YEARS
------------------------------------------------------------------

Lehman Brothers(R) Government Bond Index(1)   5.85%  3.81%   5.77%
Average Lipper general U.S. government
  fund(2)                                     4.12   2.92    4.84

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index that consists of all publicly issued, nonconvertible debt of U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. The Lehman Brothers Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,023.15            $5.35            $1,019.75             $5.35
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,018.10            $9.16            $1,016.00             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,019.30            $9.16            $1,016.00             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,027.30            $2.15            $1,022.90             $2.14
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.05% for Class A, 1.80% for Class B and Class C, and 0.42% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                89.1
Short-Term Investments (collateral from securities lending                         3.9
  is 2.9%)
Mortgage-Backed Securities                                                         3.8
Asset-Backed Securities                                                            3.5
Corporate Bonds                                                                    1.7
Municipal Bond                                                                     0.6
Liabilities in Excess of Cash and Other Assets                                    (2.6)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association, 4.00%, due 9/2/08
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 7/1/18
 3. Federal Home Loan Mortgage Corporation, 5.25%, due 11/5/12
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 5.  United States Treasury Bond, 6.25%, due 5/15/30
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 2/1/17
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 1/1/36
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18
 9.  United States Treasury Bond, 8.75%, due 8/15/20
10.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 1/1/36

 8   MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Joseph Portera of MacKay Shields LLC

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Government Fund returned 4.67% for Class A shares, 3.77% for Class B shares and 3.89% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 5.31%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 4.12% return of the average Lipper(1) general U.S. government fund for the 12-month reporting period. All share classes underperformed the 5.85% return of the Lehman Brothers(R) Government Bond Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

In an effort to maximize yield per unit of duration in the Fund,(3) we de-emphasized Treasury securities relative to our assessment of holdings in the median Lipper peer fund. Instead, we placed greater emphasis on single- and multifamily residential mortgage-backed securities and on debentures issued or guaranteed by government housing enterprises. These overweight positions helped the Fund maintain a yield advantage relative to its peers. We invested around the core with no more than a 10% allocation to non-government-related securities, diversified among asset-backed securities, commercial mortgage-backed securities and corporate bonds. These noncore allocations were also positive sources of yield.

During the reporting period, the U.S. economy decelerated and economic data was somewhat erratic. To avoid being misled by fluctuating and unpredictable data (which can affect the direction of interest rates) and to neutralize the impact of changing Treasury yields, we held the Fund's duration close to our duration estimate for the median Lipper peer fund.

The Fund held a relatively modest allocation to Treasury Inflation-Protected Securities (TIPS) during the reporting period. This positioning detracted from the Fund's performance relative to peer funds with higher TIPS allocations. As the price of crude oil rose, TIPS traded higher and outperformed nominal Treasurys.

HOW DID YOU SEEK TO ENHANCE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Trading activity was modest during the reporting period. To maintain a stable allocation to mortgage-backed securities, most of the trades involved the reinvestment of principal prepayments back into the sector. We also sold several of the Fund's positions in asset-backed securities when we saw little opportunity for further spread contraction.(4)

Our tactical trades during the reporting period, such as expanding the Fund's exposure to callable agency debentures, capitalized on the steeper yield curve and the shift toward lower yields. Yields on shorter-term U.S. Treasury securities fell during the reporting period, while yields on longer-term Treasurys rose. This caused a steepening in the Treasury yield curve. It appeared that investors in longer-maturity Treasurys were demanding greater compensation when buying duration and that short-maturity buyers were trying to anticipate Federal Open Market Committee cuts in the targeted federal funds rate.

During the reporting period, the Fund's callable agency debentures served their intended purpose as higher-yielding substitutes for short-duration Treasurys. The Fund's allocation to Treasury securities, on the other hand, provided a measure of stability during periods of market choppiness.


Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Lehman Brothers(R) Government Bond Index.
3. Duration is a measure of the price sensitivity of fixed-income investments to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                     www.mainstayfunds.com     9

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD AND HOW DID THEY AFFECT FUND PERFORMANCE?

The Fund was overweight in mortgage-backed securities that were backed by 15-year loan terms and had cash-flow profiles amenable to a steeper yield curve. The Fund had a lighter allocation to higher-coupon mortgage-backed securities than the Lehman Brothers(R) Aggregate Bond Index, and this positioning detracted from results during the reporting period. On the other hand, the Fund's underweight position in Ginnie Maes benefited performance when these bonds underperformed comparable Fannie Mae and Freddie Mac securities.

Homeowners had fewer refinancing options during the period. Tighter underwriting standards and slower home equity growth led to a moderation in housing stock turnover. Declining prepayment rates proved favorable for the Fund's interest-only mortgage-backed securities, which tend to rise in value as their principal base is preserved. The Fund also benefited from modest direct exposure to securitizations of subprime residential mortgages. The impact on the Fund was minimal.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Government Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.7%)+
ASSET-BACKED SECURITIES (3.5%)
------------------------------------------------------------------------------
CONSUMER LOANS (0.8%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                $ 2,275,000   $  2,245,319
                                                                  ------------
CREDIT CARDS (0.6%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.381%, due 1/15/14 (a)                              1,000,000        966,018
Citibank Credit Card Issuance Trust
 Series 2006-C4, Class C4
 5.345%, due 1/9/12 (a)                                 615,000        601,781
                                                                  ------------
                                                                     1,567,799
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.4%)
Massachusetts RRB
 Special Purpose Trust
 Series 2001-1, Class A
 6.53%, due 6/1/15                                    3,812,991      4,012,171
                                                                  ------------
HOME EQUITY (0.7%)
Citicorp Residential Mortgage
 Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (b)                                950,000        930,008
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (b)                              1,190,000      1,170,973
                                                                  ------------
                                                                     2,100,981
                                                                  ------------
Total Asset-Backed Securities
 (Cost $9,837,624)                                                   9,926,270
                                                                  ------------

CORPORATE BONDS (1.7%)
------------------------------------------------------------------------------
INSURANCE (0.5%)
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  1,480,000      1,465,008
                                                                  ------------

MEDIA (1.2%)
TCI Communications, Inc.
 8.75%, due 8/1/15                                    2,795,000      3,278,071
                                                                  ------------
Total Corporate Bonds
 (Cost $4,799,824)                                                   4,743,079
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (3.8%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.8%)
Banc of America Commercial
 Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                               $ 2,060,000   $  2,049,346
Citigroup Commercial Mortgage Trust Series
 2005-EMG, Class A1
 4.154%, due 9/20/51 (c)                                645,070        639,494
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                 2,000,000      1,908,772
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-AR6, Class 1A1
 6.064%, due 8/25/36 (a)                              1,225,758      1,232,277
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                              1,550,000      1,486,226
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (c)                               620,000        594,568
GS Mortgage Securities Corp. II
 Series 2001-ROCK, Class A1
 6.22%, due 5/3/18 (c)                                1,626,346      1,658,013
LB-UBS Commercial Mortgage Trust
 Series 2005-C7, Class A4
 5.197%, due 11/15/30                                   300,000        292,625
Mortgage Equity Conversion Asset Trust Series
 2007-FF2, Class A
 4.66%, due 2/25/42 (a)(c)(d)                         1,060,000      1,025,879
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $11,160,292)                                                 10,887,200
                                                                  ------------

MUNICIPAL BOND (0.6%)
------------------------------------------------------------------------------
TEXAS (0.6%)
Harris County Texas Industrial
 Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                               1,720,000      1,705,294
                                                                  ------------
Total Municipal Bond
 (Cost $1,731,942)                                                   1,705,294
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (89.1%)
------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.8%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   2,239,404      2,261,927
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.9%)
 Series 2003-T1, Class B
 4.491%, due 11/25/12                               $ 3,865,000   $  3,803,317
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (e)                               1,541,066      1,545,109
                                                                  ------------
                                                                     5,348,426
                                                                  ------------
FANNIE MAE STRIP
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
 Series 360, Class 2, IO
 5.00%, due 8/1/35 (f)                                2,557,241        647,302
 Series 361, Class 2, IO
 6.00%, due 10/1/35 (f)                                 475,692        112,531
                                                                  ------------
                                                                       759,833
                                                                  ------------
FEDERAL HOME LOAN BANK (3.8%)
 5.125%, due 8/14/13                                  5,140,000      5,242,224
 5.50%, due 7/15/36                                   5,400,000      5,614,979
                                                                  ------------
                                                                    10,857,203
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.9%)
 4.75%, due 11/17/15                                  1,615,000      1,602,954
V    5.25%, due 11/5/12                              10,900,000     10,900,403
 6.00%, due 6/5/17                                    1,500,000      1,508,912
                                                                  ------------
                                                                    14,012,269
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.0%)
 3.00%, due 8/1/10                                    4,171,219      4,001,216
 4.311%, due 3/1/35 (a)                                 196,010        193,411
 5.00%, due 1/1/20                                    1,294,385      1,278,103
 5.00%, due 6/1/33                                    5,496,394      5,298,262
 5.00%, due 8/1/33                                    3,939,383      3,791,433
 5.00%, due 5/1/36                                    5,131,097      4,925,803
 5.50%, due 1/1/21                                    3,257,251      3,262,979
 5.50%, due 11/1/35                                   2,165,444      2,134,201
V    5.50%, due 1/1/36                                7,174,982      7,071,464
 5.50%, due 11/1/36                                     820,073        807,408
 5.663%, due 2/1/37 (a)                                 456,311        461,469
 6.50%, due 4/1/37                                      966,939        990,325
                                                                  ------------
                                                                    34,216,074
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.9%)
V    4.00%, due 9/2/08                               17,630,000     17,552,252
 5.50%, due 1/18/12                                   1,400,000      1,402,989
 6.625%, due 9/15/09                                  3,505,000      3,647,461
                                                                  ------------
                                                                    22,602,702
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (41.2%)
V    4.50%, due 7/1/18                              $14,918,052   $ 14,471,382
V    4.50%, due 11/1/18                               9,033,224      8,762,755
 5.00%, due 9/1/17                                    5,583,947      5,520,255
 5.00%, due 9/1/20                                      814,736        802,577
V    5.00%, due 1/1/36                                9,280,928      8,916,888
 5.00%, due 2/1/36                                    3,704,794      3,559,475
 5.00%, due 6/1/36                                      750,740        720,714
 5.302%, due 4/1/34 (a)                               1,572,248      1,588,174
 5.50%, due 1/1/17                                      406,428        408,596
V    5.50%, due 2/1/17                                8,943,698      8,995,425
 5.50%, due 6/1/19                                    2,920,735      2,930,142
 5.50%, due 11/1/19                                   2,933,129      2,942,575
 5.50%, due 4/1/21                                    6,533,507      6,547,118
V    5.50%, due 6/1/33                               10,806,231     10,679,133
 5.50%, due 11/1/33                                   4,805,180      4,748,664
 5.50%, due 12/1/33                                   5,452,008      5,387,884
 5.50%, due 6/1/34                                    1,925,988      1,902,016
 5.50%, due 12/1/34                                   1,145,294      1,131,039
 5.50%, due 7/1/37                                    1,047,043      1,031,793
 6.00%, due 12/1/16                                     717,490        731,388
 6.00%, due 11/1/32                                   2,519,827      2,551,777
 6.00%, due 1/1/33                                    1,760,623      1,781,617
 6.00%, due 3/1/33                                    2,015,833      2,038,087
 6.00%, due 9/1/34                                      523,175        528,180
 6.00%, due 9/1/35                                    4,590,685      4,631,159
 6.00%, due 10/1/35                                   1,253,744      1,264,331
 6.00%, due 6/1/36                                    4,654,038      4,689,194
 6.00%, due 11/1/36                                   4,609,987      4,644,810
 6.00%, due 4/1/37                                    1,423,238      1,423,570
 6.50%, due 10/1/31                                   1,156,983      1,192,006
 6.50%, due 2/1/37                                    1,159,509      1,186,828
                                                                  ------------
                                                                   117,709,552
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.0%)
 6.00%, due 8/15/32                                   1,992,972      2,023,553
 6.00%, due 12/15/32                                  1,256,706      1,275,484
 6.50%, due 8/15/28                                     695,218        718,532
 6.50%, due 4/15/31                                   1,727,117      1,783,049
                                                                  ------------
                                                                     5,800,618
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.9%)
 Series I
 7.54%, due 12/14/23 (g)                              2,615,000      2,771,482
 Series II
 7.54%, due 12/14/23 (g)                              2,617,000      2,773,601
                                                                  ------------
                                                                     5,545,083
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (1.3%)
 5.142%, due 12/15/23 (g)                             3,700,000      3,736,075
                                                                  ------------

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY (1.8%)
 4.65%, due 6/15/35 (g)                             $ 5,605,000   $  5,172,496
                                                                  ------------
UNITED STATES TREASURY BONDS (7.2%)
 6.25%, due 8/15/23                                     515,000        597,722
V    6.25%, due 5/15/30 (h)                           8,265,000      9,938,018
 6.875%, due 8/15/25                                  1,410,000      1,756,883
V    8.75%, due 8/15/20                               5,860,000      8,122,054
                                                                  ------------
                                                                    20,414,677
                                                                  ------------
UNITED STATES TREASURY NOTES (2.1%)
 2.00%, due 7/15/14 T.I.P. (h)(i)                     4,412,360      4,410,983
 4.75%, due 5/31/12 (h)                               1,650,000      1,692,926
                                                                  ------------
                                                                     6,103,909
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $254,338,840)                                               254,540,844
                                                                  ------------
Total Long-Term Bonds
 (Cost $281,868,522)                                               281,802,687
                                                                  ------------

SHORT-TERM INVESTMENTS (3.9%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (0.3%)
Societe Generale North America, Inc.
 4.685%, due 11/6/07                                  1,000,000        999,349
                                                                  ------------
Total Commercial Paper
 (Cost $999,349)                                                       999,349
                                                                  ------------
FEDERAL AGENCY (0.7%)
Federal Home Loan Bank (Discount Note)
 4.40%, due 11/1/07                                   2,105,000      2,105,000
                                                                  ------------
Total Federal Agency
 (Cost $2,105,000)                                                   2,105,000
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (2.9%)
State Street Navigator Securities Lending Prime
 Portfolio (j)                                        8,185,218   $  8,185,218
                                                                  ------------
Total Investment Company
 (Cost $8,185,218)                                                   8,185,218
                                                                  ------------
Total Short-Term Investments
 (Cost $11,289,567)                                                 11,289,567
                                                                  ------------
Total Investments
 (Cost $293,158,089)                                      102.6%   293,092,254(k)
Liabilities in Excess of
 Cash and Other Assets                                     (2.6)    (7,444,660)
                                                    -----------   ------------
Net Assets                                                100.0%  $285,647,594
                                                    ===========   ============

(a)    Floating rate. Rate shown is the rate in effect at October
       31, 2007.
(b) Sub-prime mortgage investment. The total market value of these securities at October 31, 2007 is $2,100,981, which represents 0.7% of the Fund's net assets.
(c) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d) Fair valued security. The total market value of the security at October 31, 2007 is $1,025,879, which reflects 0.4% of the Fund's net assets.
(e)    ACES--Alternative Credit Enhancement Structure.
(f) Collateralized Mortgage Obligation Interest Only Strip--Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(g)    United States Government Guaranteed Security.
(h) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $8,010,131; cash collateral of $8,185,218 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(i) Treasury Inflation Protected Security--Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban
       Consumers.
(j) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k) At October 31, 2007, cost is $293,171,515 for federal income tax purposes and net unrealized depreciation is as follows:

         Gross unrealized appreciation                    $         2,668,619
         Gross unrealized depreciation                             (2,747,880)
                                                          -------------------
         Net unrealized depreciation                      $           (79,261)
                                                          ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $293,158,089) including $8,010,131
  market value of securities loaned             $293,092,254
Cash                                                   5,556
Receivables:
  Dividends and interest                           2,369,250
  Fund shares sold                                    97,677
  Investment securities sold                          12,228
Other assets                                          15,647
                                                -------------
    Total assets                                 295,592,612
                                                -------------
LIABILITIES:
Securities lending collateral                      8,185,218
Payables:
  Investment securities purchased                  1,026,222
  Transfer agent (See Note 3)                        185,292
  Fund shares redeemed                               125,347
  NYLIFE Distributors (See Note 3)                   103,682
  Manager (See Note 3)                                96,751
  Shareholder communication                           59,149
  Professional fees                                   20,573
  Custodian                                           10,207
  Trustees                                             3,979
Accrued expenses                                       3,891
Dividend payable                                     124,707
                                                -------------
    Total liabilities                              9,945,018
                                                -------------
Net assets                                      $285,647,594
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    348,057
Additional paid-in capital                       298,679,094
                                                -------------
                                                 299,027,151
Accumulated undistributed net investment
  income                                              63,360
Accumulated net realized loss on investments     (13,377,082)
Net unrealized depreciation on investments           (65,835)
                                                -------------
Net assets                                      $285,647,594
                                                =============
CLASS A
Net assets applicable to outstanding shares     $227,895,909
                                                =============
Shares of beneficial interest outstanding         27,765,893
                                                =============
Net asset value per share outstanding           $       8.21
Maximum sales charge (4.50% of offering price)          0.39
                                                -------------
Maximum offering price per share outstanding    $       8.60
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 50,123,448
                                                =============
Shares of beneficial interest outstanding          6,109,601
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.20
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  7,620,924
                                                =============
Shares of beneficial interest outstanding            929,320
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.20
                                                =============
CLASS I
Net assets applicable to outstanding shares     $      7,313
                                                =============
Shares of beneficial interest outstanding                885
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.26
                                                =============

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $15,291,016
  Income from securities loaned--net                  24,066
                                                 ------------
    Total income                                  15,315,082
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,762,637
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,109,607
  Transfer agent--Class I (See Note 3)                    12
  Distribution/Service--Class A (See Note 3)         580,245
  Distribution--Class B (See Note 3)                 419,087
  Distribution--Class C (See Note 3)                  43,442
  Service--Class B (See Note 3)                      139,696
  Service--Class C (See Note 3)                       14,481
  Professional fees                                   83,152
  Shareholder communication                           70,562
  Registration                                        61,044
  Recordkeeping                                       56,044
  Custodian                                           38,421
  Trustees                                            17,193
  Miscellaneous                                       17,278
                                                 ------------
    Total expenses before waiver/reimbursement     4,412,901
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (866,712)
                                                 ------------
    Net expenses                                   3,546,189
                                                 ------------
Net investment income                             11,768,893
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                    (154,751)
                                                 ------------
Net change in unrealized depreciation on
  investments                                      1,084,516
                                                 ------------
Net realized and unrealized gain on investments      929,765
                                                 ------------
Net increase in net assets resulting from
  operations                                     $12,698,658
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $ 11,768,893   $ 12,389,192
 Net realized loss on investments        (154,751)    (2,241,090)
 Net change in unrealized
  depreciation on investments           1,084,516      2,438,770
                                     ---------------------------
 Net increase in net assets
  resulting from operations            12,698,658     12,586,872
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (9,996,496)    (8,842,446)
   Class B                             (1,989,403)    (3,371,593)
   Class C                               (208,063)      (207,911)
   Class I                                   (214)          (314)
                                     ---------------------------
 Total dividends to shareholders      (12,194,176)   (12,422,264)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      28,537,870     32,757,811
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                         10,626,144     10,455,669
 Cost of shares redeemed              (63,344,702)   (93,224,138)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                              7,137,927    185,002,360
   Class B                             (7,137,927)  (185,002,360)
                                     ---------------------------
   Decrease in net assets derived
    from capital share transactions   (24,180,688)   (50,010,658)
                                     ---------------------------
   Net decrease in net assets         (23,676,206)   (49,846,050)

NET ASSETS:
Beginning of year                     309,323,800    359,169,850
                                     ---------------------------
End of year                          $285,647,594   $309,323,800
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $     63,360   $    251,832
                                     ===========================

 16   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                      CLASS A
                                -----------------------------------------------------------------------------------
                                                                                      JANUARY 1,
                                                                                         2003*
                                                                                        THROUGH         YEAR ENDED
                                             YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,
                                  2007          2006         2005         2004           2003              2002
Net asset value at beginning
  of period                     $   8.19      $   8.18      $  8.40      $  8.42        $  8.67          $  8.25
                                --------      --------      -------      -------      -----------      ------------
Net investment income               0.34 (a)      0.33 (a)     0.26         0.25           0.20             0.32
Net realized and unrealized
  gain (loss) on investments        0.03          0.01        (0.21)        0.05          (0.16)            0.47
                                --------      --------      -------      -------      -----------      ------------
Total from investment
  operations                        0.37          0.34         0.05         0.30           0.04             0.79
                                --------      --------      -------      -------      -----------      ------------
Less dividends and
  distributions:
  From net investment income       (0.35)        (0.33)       (0.27)       (0.28)         (0.29)           (0.37)
  Return of capital                   --            --           --        (0.04)            --               --
                                --------      --------      -------      -------      -----------      ------------
Total dividends and
  distributions                    (0.35)        (0.33)       (0.27)       (0.32)         (0.29)           (0.37)
                                --------      --------      -------      -------      -----------      ------------
Net asset value at end of
  period                        $   8.21      $   8.19      $  8.18      $  8.40        $  8.42          $  8.67
                                ========      ========      =======      =======      ===========      ============
Total investment return (b)         4.67%         4.26%        0.59%        3.60%          0.50%(c)         9.75%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             4.16%         4.04%        3.09%        2.96%          2.85%+           3.76%
  Net expenses                      1.05%         1.05%        1.05%        1.25%          1.25%+           1.19%
  Expenses (before
    waiver/reimbursement)           1.35%         1.34%        1.34%        1.27%          1.25%+           1.19%
Portfolio turnover rate               11%           83%(d)      164%(d)      110%            99%             117%
Net assets at end of period
  (in 000's)                    $227,896      $239,392      $76,816      $86,516        $99,852          $92,581

                                                                   CLASS C
                                -----------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                                                   2003*
                                                                                  THROUGH         YEAR ENDED
                                          YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
                                 2007        2006        2005        2004          2003              2002
Net asset value at beginning
  of period                     $ 8.18      $ 8.17      $ 8.39      $ 8.40        $  8.66          $  8.24
                                ------      ------      ------      ------      -----------      ------------
Net investment income             0.28 (a)    0.26 (a)    0.20        0.17           0.14             0.26
Net realized and unrealized
  gain (loss) on investments      0.03        0.02       (0.21)       0.07          (0.16)            0.46
                                ------      ------      ------      ------      -----------      ------------
Total from investment
  operations                      0.31        0.28       (0.01)       0.24          (0.02)            0.72
                                ------      ------      ------      ------      -----------      ------------
Less dividends and
  distributions:
  From net investment income     (0.29)      (0.27)      (0.21)      (0.21)         (0.24)           (0.30)
  Return of capital                 --          --          --       (0.04)            --               --
                                ------      ------      ------      ------      -----------      ------------
Total dividends and
  distributions                  (0.29)      (0.27)      (0.21)      (0.25)         (0.24)           (0.30)
                                ------      ------      ------      ------      -----------      ------------
Net asset value at end of
  period                        $ 8.20      $ 8.18      $ 8.17      $ 8.39        $  8.40          $  8.66
                                ======      ======      ======      ======      ===========      ============
Total investment return (b)       3.89%       3.48%      (0.17%)      2.92%         (0.25%)(c)        8.94%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income           3.41%       3.29%       2.34%       2.21%          2.10%+           3.01%
  Net expenses                    1.80%       1.80%       1.80%       2.00%          2.00%+           1.94%
  Expenses (before
    waiver/reimbursement)         2.10%       2.09%       2.09%       2.02%          2.00%+           1.94%
Portfolio turnover rate             11%         83%(d)     164%(d)     110%            99%             117%
Net assets at end of period
  (in 000's)                    $7,621      $5,684      $7,772      $8,620        $12,385          $17,940

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 32% and 31% for the years ended October 31, 2006 and October 31, 2005, respectively.

 18   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS B
    -----------------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                                            THROUGH        YEAR ENDED,
                 YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,
     2007         2006          2005          2004           2003              2002
    $  8.19      $  8.17      $   8.39      $   8.40       $   8.66          $   8.24
    -------      -------      --------      --------      -----------      ------------
       0.28 (a)     0.26 (a)      0.20          0.17           0.14              0.26
       0.02         0.03         (0.21)         0.07          (0.16)             0.46
    -------      -------      --------      --------      -----------      ------------
       0.30         0.29         (0.01)         0.24          (0.02)             0.72
    -------      -------      --------      --------      -----------      ------------
      (0.29)       (0.27)        (0.21)        (0.21)         (0.24)            (0.30)
         --           --            --         (0.04)            --                --
    -------      -------      --------      --------      -----------      ------------
      (0.29)       (0.27)        (0.21)        (0.25)         (0.24)            (0.30)
    -------      -------      --------      --------      -----------      ------------
    $  8.20      $  8.19      $   8.17      $   8.39       $   8.40          $   8.66
    =======      =======      ========      ========      ===========      ============
       3.77%        3.60%        (0.17%)        2.92%         (0.25%)(c)         8.94%
       3.41%        3.29%         2.34%         2.21%          2.10%+            3.01%
       1.80%        1.80%         1.80%         2.00%          2.00%+            1.94%
       2.10%        2.09%         2.09%         2.02%          2.00%+            1.94%
         11%          83%(d)       164%(d)       110%            99%              117%
    $50,123      $64,246      $274,566      $333,884       $408,180          $477,341

                        CLASS I
    -----------------------------------------------
                                        JANUARY 2,
                                          2004**
                                          THROUGH
        YEAR ENDED OCTOBER 31,          OCTOBER 31,
     2007        2006        2005          2004
    $ 8.24      $ 8.21      $ 8.41        $ 8.44
    ------      ------      ------      -----------
      0.40 (a)    0.35 (a)    0.37          0.29
      0.02        0.03       (0.28)        (0.04)
    ------      ------      ------      -----------
      0.42        0.38        0.09          0.25
    ------      ------      ------      -----------
     (0.40)      (0.35)      (0.29)        (0.28)
        --          --          --            --
    ------      ------      ------      -----------
     (0.40)      (0.35)      (0.29)        (0.28)
    ------      ------      ------      -----------
    $ 8.26      $ 8.24      $ 8.21        $ 8.41
    ======      ======      ======      ===========
      5.31%       4.78%       1.08%         2.99%(c)
      4.84%       4.52%       3.47%         3.34%+
      0.42%       0.57%       0.67%         0.87%+
      1.00%       0.86%       0.96%         0.89%+
        11%         83%(d)     164%(d)       110%
    $    7      $    1      $   16        $   26

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $1,025,879, that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to

 20   MainStay Government Fund
income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all

                                                    www.mainstayfunds.com     21
personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. NYLIM has also contractually agreed to waive a portion of its management fee by 0.10% to 0.50% on assets up to $1 billion and to 0.45% on assets in excess of $1 billion, which is not recoupable.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.05%; Class B, 1.80%; Class C, 1.80%; and Class I, 0.40%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $1,762,637 and waived its fees in the amount of $866,712 of which $572,938 is recoupable.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

           OCTOBER 31,
 2008*        2009         2010         TOTAL
$302,892    $643,616     $572,938    $1,519,446
------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.05% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $16,032 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,704, $93,528 and $1,876, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with

 22   MainStay Government Fund

Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $1,109,619.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                     $  180        0.0*%
-------------------------------------------------------------
Class C                                        111        0.0*
-------------------------------------------------------------
Class I                                      1,113       15.2
-------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $10,922.
The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $56,044 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/loss on a tax basis were as follows:

            ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY     CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME    GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $201,493   $(13,377,082)   $(124,707)      $(79,261)     $(13,379,557)
 ---------------------------------------------------------------------

The difference between book-basis and tax basis unrealized depreciation is primarily due to premium amortization adjustments.

The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED      ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
 NET INVESTMENT    GAIN (LOSS)       ADDITIONAL
 INCOME (LOSS)    ON INVESTMENTS   PAID-IN CAPITAL
    $236,811       $ 29,168,585     $ (29,405,396)
 -------------------------------------------------

The reclassifications for the Fund are primarily due to paydowns gain (loss) and expiration of capital loss carryforwards.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $13,377,081 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS       CAPITAL LOSS
 AVAILABLE THROUGH   AMOUNTS (000'S)
       2008              $ 6,930
       2012                3,458
       2014                2,598
       2015                  391
 -----------------------------------
                         $13,377
 -----------------------------------

The Fund had $29,405,396 of capital loss carryforwards that expired.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                        2007           2006
Distributions paid from:
  Ordinary Income               $12,194,176    $12,422,264
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual

                                                    www.mainstayfunds.com     23
rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2007, purchases and sales of U. S. Government securities were $25,725 and $49,926, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $6,897 and $9,669, respectively.
NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 2,304      $  18,818
Shares issued to shareholders in
  reinvestment of dividends:                1,067          8,702
Shares redeemed                            (5,708)       (46,589)
                                          ----------------------
Net decrease in shares outstanding
  before conversion                        (2,337)       (19,069)
Shares converted from Class B (See Note
  1)                                          878          7,138
                                          ----------------------
Net decrease                               (1,459)     $ (11,931)
                                          ======================

Year ended October 31, 2006:

Shares sold                                 3,152      $  25,589
Shares issued to shareholders in
  reinvestment of dividends:                  949          7,705
Shares redeemed                            (6,771)       (55,003)
                                          ----------------------
Net increase (decrease) in shares
  outstanding before conversion            (2,670)       (21,709)
Shares converted from Class B (See Note
  1)                                       22,506        185,002
                                          ----------------------
Net increase                               19,836      $ 163,293
                                          ======================

CLASS B                                   SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                                   714      $   5,822
Shares issued to shareholders in
  reinvestment of dividends:                  218          1,778
Shares redeemed                            (1,791)       (14,626)
                                          ----------------------
Net decrease in shares outstanding
  before conversion                          (859)        (7,026)
Shares reacquired upon conversion into
  Class A (See Note 1)                       (878)        (7,138)
                                          ----------------------
Net decrease                               (1,737)     $ (14,164)
                                          ======================

Year ended October 31, 2006:

Shares sold                                   754      $   6,134
Shares issued to shareholders in
  reinvestment of dividends:                  320          2,603
Shares redeemed                            (4,298)       (34,929)
                                          ----------------------
Net decrease in shares outstanding
  before conversion                        (3,224)       (26,192)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (22,534)      (185,002)
                                          ----------------------
Net decrease                              (25,758)     $(211,194)
                                          ======================

CLASS C                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                  477      $3,888
Shares issued to shareholders in
  reinvestment of dividends:                  18         146
Shares redeemed                             (261)     (2,126)
                                          ------------------
Net increase                                 234      $1,908
                                          ==================

Year ended October 31, 2006:

Shares sold                                  128      $1,035
Shares issued to shareholders in
  reinvestment of dividends:                  18         147
Shares redeemed                             (402)     (3,277)
                                          ------------------
Net decrease                                (256)     $(2,095)
                                          ==================

CLASS I                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                    1      $   10
Shares issued to shareholders in
  reinvestment of dividends:                  --(a)       --(a)
Shares redeemed                               --(a)       (4)
                                          ------------------
Net increase                                   1      $    6
                                          ==================

Year ended October 31, 2006:

Shares issued to shareholders in
  reinvestment of dividends:                  --(a)   $   --(a)
Shares redeemed                               (2)        (15)
                                          ------------------
Net decrease                                  (2)     $  (15)
                                          ==================

(a) Less than one thousand.

 24   MainStay Government Fund

NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Government Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes", an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26   MainStay Government Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's recent investment performance that was better than peer median and its slightly lagging performance over longer time periods.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the

                                                    www.mainstayfunds.com     27

Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's assets had decreased in recent years and had not yet reached the level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other registered fund clients of the Manager and Subadvisor having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to continue to waive a certain portion of its management fee and maintain the existing contractual limitation on the Fund's net expenses.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 28   MainStay Government Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For State individual income tax purposes, the Fund hereby designates 17.5% of the ordinary income dividends paid during its fiscal year ended October 31, 2007 as attributable to interest income from Direct Obligations of the United States. Such dividends may be exempt from individual income tax purposes in most states including New York, California and the District of Columbia. Consult your tax advisor for further details.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 98.7% to arrive at the amount eligible for qualified interest income.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

GOVERNMENT                      VOTES          VOTES
FUND                             FOR         WITHHELD    ABSTENTIONS        TOTAL
Susan B. Kerley             11,737,180.698  162,808.171   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
Alan R. Latshaw             11,742,029.979  157,958.890   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
Peter Meenan                11,745,047.716  154,941.153   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
Richard H. Nolan, Jr.       11,744,698.324  155,290.545   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
Richard S. Trutanic         11,746,002.131  153,986.738   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
Roman L. Weil               11,744,264.615  155,724.254   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
John A. Weisser             11,745,995.426  153,993.443   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------
Brian A. Murdock            11,745,405.476  154,583.393   7,893.000     11,907,881.869
--------------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30   MainStay Government Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004 to 2006)                     funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32   MainStay Government Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE LOGO)       MS329-07                 MSG11-12/-07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          21
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       34
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     35
--------------------------------------------------------------------------------

Federal Income Tax Information                                                37
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  37
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        37
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               37
--------------------------------------------------------------------------------

Trustees and Officers                                                         38

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.58%  14.00%  6.57%
Excluding sales charges  7.41   15.05   7.06

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                    BOND FUND - CLASS A           CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/97                                                                    9550                              10000
                                                                            9220                               9751
                                                                           10406                              10291
                                                                           10526                              10212
                                                                            9969                              10250
                                                                            9374                              10243
                                                                           13477                              13466
                                                                           15166                              15211
                                                                           16055                              15749
                                                                           17593                              17369
10/31/07                                                                   18897                              18706

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.46%  13.91%  6.26%
Excluding sales charges  6.46   14.15   6.26

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                    BOND FUND - CLASS B           CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/97                                                                   10000                              10000
                                                                            9580                               9751
                                                                           10737                              10291
                                                                           10774                              10212
                                                                           10121                              10250
                                                                            9467                              10243
                                                                           13493                              13466
                                                                           15065                              15211
                                                                           15823                              15749
                                                                           17234                              17369
10/31/07                                                                   18348                              18706

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       5.63%  14.18%  6.27%
Excluding sales charges  6.63   14.18   6.27

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                    BOND FUND - CLASS C           CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/97                                                                   10000                              10000
                                                                            9580                               9751
                                                                           10737                              10291
                                                                           10774                              10212
                                                                           10121                              10250
                                                                            9467                              10243
                                                                           13493                              13466
                                                                           15065                              15211
                                                                           15823                              15749
                                                                           17234                              17369
10/31/07                                                                   18376                              18706

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C and Class I shares upon initial offer. Unadjusted, the performance shown for the newer classes of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL   ONE    FIVE     TEN
TOTAL RETURNS   YEAR    YEARS   YEARS
-------------------------------------
                 7.49%  15.32%  7.31%

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                    BOND FUND - CLASS I           CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/97                                                                   10000                              10000
                                                                            9666                               9751
                                                                           10940                              10291
                                                                           11092                              10212
                                                                           10519                              10250
                                                                            9926                              10243
                                                                           14303                              13466
                                                                           16130                              15211
                                                                           17117                              15749
                                                                           18833                              17369
10/31/07                                                                   20244                              18706

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Credit Suisse High Yield Index(1)                         7.70%   12.80%   6.46%
Average Lipper high current yield fund(2)                 6.21    11.33    4.39

1. The Credit Suisse High Yield Index is an unmanaged, market-weighted index that consists of publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,003.60            $5.25            $1,019.80             $5.29
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $  999.75            $9.02            $1,016.05             $9.10
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $  999.75            $9.02            $1,016.05             $9.10
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,002.85            $3.99            $1,021.50             $4.02
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B and Class C, and 0.79% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                                   64.4
Short-Term Investments (collateral from securities lending                        10.9
  is 2.7%)
Loan Assignments & Participations                                                  9.0
Foreign Bonds                                                                      8.5
Common Stocks                                                                      3.3
Convertible Bonds                                                                  1.3
Preferred Stocks                                                                   1.2
Yankee Bonds                                                                       0.8
Convertible Preferred Stocks                                                       0.6
Asset-Backed Securities                                                            0.3
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                    (0.3)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Calpine Corp., 8.50%, due 7/15/10
 2.  General Motors Acceptance Corp. LLC,
     6.75%, due 12/1/14
 3.  INVISTA, 9.25%, due 5/1/12
 4.  Northwest Airlines, Inc.
 5.  Goodyear Tire & Rubber Co. (The),
     11.25%, due 3/1/11
 6.  Sovereign Real Estate Investment Corp., 12.00%
 7.  Lucent Technologies, Inc., 6.45%, due 3/15/29
 8.  NXP B.V./NXP Funding LLC, 7.875%, due 10/15/14
 9.  Chesapeake Energy Corp., 6.50%, due 8/15/17
10.  HCA, Inc., Term Loan B, 7.448%, due 11/18/13

 8 MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 7.41% for Class A shares, 6.46% for Class B shares and 6.63% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 7.49%. All share classes outper-formed the 6.21% return of the average Lipper(1) high current yield fund and underperformed the 7.70% return of the Credit Suisse High Yield Index(2) for the 12 months ended October 31, 2007. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focused on individual companies to determine risk-group weightings in the context of historical yield spreads.(3) Throughout the reporting period, the Fund was underweight higher-risk bonds because we felt that they provided insufficient compensation for the additional risks the securities entailed. Our positioning detracted from relative results, however, since the lowest-quality portion of the high-yield market outperformed higher-quality high-yield bonds.

High-yield bonds reflect risks and rewards that are similar to those of equities. As a result, traditional fixed-income strategies such as yield-curve positioning, maturity structure and duration management are not the focal point of our investment process.

While high-yield corporate bond holdings constitute the majority of the Fund's holdings, the Fund usually maintains a modest weighting in common equities. Although volatile, the trend for U.S. stocks was generally higher during the 12-month reporting period.

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?

During the reporting period, we added to the Fund's exposure in health care and energy. In the energy sector, the electric utility industry was among the larger weightings in the Fund. During the reporting period, subprime-mortgage problems spilled into other credit markets and the high-yield market in particular. By the end of October, spreads were wider than at the beginning of the reporting period, and relative values had improved. Late in the report-ing period, we reduced the Fund's overall cash posi-tion to take advantage of wider spreads.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We added to or established meaningful positions in the fixed-income securities of Community Health Systems, Reliant Energy and TXU Electric Delivery. We reduced or eliminated significant positions in the fixed-income securities of Chiquita Brands International, GMAC and Jean Coutu Group.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's weightings are a result of our bottom-up securities selection process. As of October 31, 2007, the Fund was overweight relative to the Credit Suisse High Yield Index in health care and energy and underweight in consumer discretionary, including home builders and retailers.


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (84.3%)+
ASSET-BACKED SECURITIES (0.3%)
---------------------------------------------------------------------------------
AIRLINES (0.2%)
Northwest Airlines, Inc.
 Series 2001-1, Class 1B
 7.691%, due 4/1/17                                 $  4,046,044   $    3,965,124
 Series 2002-1, Class IC2
 9.055%, due 5/20/12                                   5,573,124        5,768,183
                                                                   --------------
                                                                        9,733,307
                                                                   --------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (a)(b)                              1,977,711        1,779,940
                                                                   --------------
Total Asset-Backed Securities
 (Cost $11,512,858)                                                    11,513,247
                                                                   --------------

CONVERTIBLE BONDS (1.3%)
---------------------------------------------------------------------------------
INSURANCE (0.1%)
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning
 9/30/10 (c)(d)                                        2,940,000        2,712,150
                                                                   --------------
INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/07 (a)(b)(e)(l)                     61,533,853            6,153
                                                                   --------------
MEDIA (0.4%)
Sinclair Broadcast Group, Inc.
 3.00%, due 5/15/27                                   17,060,000       16,121,700
                                                                   --------------

TELECOMMUNICATIONS (0.8%)
CIENA Corp.
 3.75%, due 2/1/08                                    26,630,000       26,563,425
Nortel Networks Corp.
 4.25%, due 9/1/08                                    12,377,000       12,222,288
                                                                   --------------
                                                                       38,785,713
                                                                   --------------
Total Convertible Bonds
 (Cost $57,718,962)                                                    57,625,716
                                                                   --------------
CORPORATE BONDS (64.4%)
---------------------------------------------------------------------------------
ADVERTISING (0.5%)
R.H. Donnelley, Inc.
 8.875%, due 10/15/17 (c)                             11,210,000       11,210,000
Vertis, Inc.
 9.75%, due 4/1/09                                    11,185,000       11,185,000
                                                                   --------------
                                                                       22,395,000
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
AEROSPACE & DEFENSE (0.6%)
Sequa Corp.
 8.875%, due 4/1/08                                 $  6,565,000   $    6,638,856
 9.00%, due 8/1/09                                    21,540,000       23,101,650
                                                                   --------------
                                                                       29,740,506
                                                                   --------------
AGRICULTURE (1.1%)
Dayton Superior Corp.
 10.75%, due 9/15/08                                  15,530,000       15,724,125
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (c)(d)                           11,300,000       10,735,000
Reynolds American, Inc.
 7.625%, due 6/1/16                                   12,970,000       14,032,463
 7.75%, due 6/1/18                                    10,705,000       11,614,443
                                                                   --------------
                                                                       52,106,031
                                                                   --------------
AIRLINES (0.6%)
DAE Aviation Holdings, Inc.
 11.25%, due 8/1/15 (c)                               16,890,000       17,734,500
Delta Air Lines, Inc.
 (zero coupon), due 12/27/07 (e)                       5,175,000          329,906
 2.875%, due 2/6/24 (e)                                7,201,000          468,065
 2.875%, due 2/18/24 (c)(e)                            4,190,000          272,350
 8.00%, due 6/3/23 (e)                                24,034,000        1,593,455
 8.30%, due 12/15/29 (e)                              11,297,000          748,426
 9.25%, due 3/15/22 (e)                                9,000,000          573,750
 9.75%, due 5/15/21 (e)                                2,115,000          140,119
 10.00%, due 8/15/08 (e)                               8,195,000          522,431
 10.375%, due 2/1/11 (e)                               6,515,000          415,331
 10.375%, due 12/15/22 (e)                            15,160,000          966,450
Northwest Airlines, Inc.
 7.625%, due 11/15/23 (e)                             11,810,900          576,372
 7.875%, due 3/15/08 (e)                               8,723,000          370,728
 8.70%, due 3/15/08 (e)                                  445,000           18,913
 8.875%, due 6/1/08 (e)                                5,229,300          228,782
 9.875%, due 3/15/08 (e)                              18,534,200          834,039
 10.00%, due 2/1/09 (e)                               14,683,200          624,036
                                                                   --------------
                                                                       26,417,653
                                                                   --------------
APPAREL (0.5%)
Quiksilver, Inc.
 6.875%, due 4/15/15                                   4,390,000        4,093,675
Unifi, Inc.
 11.50%, due 5/15/14                                  18,260,000       17,210,050
                                                                   --------------
                                                                       21,303,725
                                                                   --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (2.8%)
American Tire Distributors, Inc.
 10.75%, due 4/1/13 (d)                             $  5,980,000   $    6,069,700
 11.481%, due 4/1/12 (f)                               4,085,000        4,125,850
FleetPride Corp.
 11.50%, due 10/1/14 (c)                              17,535,000       17,535,000
Goodyear Tire & Rubber Co. (The)
 6.375%, due 3/15/08                                   5,845,000        5,786,550
 8.625%, due 12/1/11                                   3,583,000        3,815,895
V   11.25%, due 3/1/11                                40,235,000       43,051,450
Lear Corp.
 Series B
 8.50%, due 12/1/13                                    8,480,000        8,257,400
 8.75%, due 12/1/16                                   14,090,000       13,526,400
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (d)                             14,555,000       14,846,100
 10.25%, due 7/15/13                                  10,550,000       11,380,813
                                                                   --------------
                                                                      128,395,158
                                                                   --------------
BEVERAGES (0.3%)
Constellation Brands, Inc.
 7.25%, due 5/15/17 (c)                               13,065,000       13,032,338
                                                                   --------------

BUILDING MATERIALS (0.1%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                    5,660,000        5,660,000
                                                                   --------------

CHEMICALS (1.6%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                   11,985,000       10,606,725
 10.125%, due 9/1/08                                   6,371,000        6,578,058
 10.625%, due 5/1/11                                  10,141,000       10,597,345
MacDermid, Inc.
 9.50%, due 4/15/17 (c)                               10,300,000        9,836,500
Millennium America, Inc.
 7.625%, due 11/15/26                                  8,115,000        6,978,900
Mosaic Global Holdings, Inc.
 7.375%, due 12/1/14 (c)                               3,900,000        4,124,250
 7.625%, due 12/1/16 (c)(d)                            5,090,000        5,484,475
Phibro Animal Health Corp.
 10.00%, due 8/1/13 (c)                                8,553,000        8,788,208
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (c)                                1,355,000        1,375,325
Tronox Worldwide LLC/Tronox
 Finance Corp.
 9.50%, due 12/1/12                                    7,580,000        7,314,700
                                                                   --------------
                                                                       71,684,486
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COAL (0.2%)
Peabody Energy Corp.
 7.375%, due 11/1/16                                $  2,185,000   $    2,272,400
 7.875%, due 11/1/26                                   7,080,000        7,398,600
                                                                   --------------
                                                                        9,671,000
                                                                   --------------
COMMERCIAL SERVICES (3.0%)
Cardtronics, Inc.
 9.25%, due 8/15/13                                   16,120,000       15,555,800
 9.25%, due 8/15/13 (c)                                7,005,000        6,759,825
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13                                  14,650,000       14,210,500
iPayment, Inc.
 9.75%, due 5/15/14                                   16,404,000       15,747,840
Knowledge Learning Corp., Inc.
 7.75%, due 2/1/15 (c)                                24,640,000       24,085,600
Language Line, Inc.
 11.125%, due 6/15/12                                 16,664,000       17,330,560
Neff Corp.
 10.00%, due 6/1/15 (d)                                5,540,000        3,988,800
Phoenix Color Corp.
 13.00%, due 2/1/09                                    6,409,000        6,344,910
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                   5,470,000        5,606,750
Rural/Metro Corp.
 9.875%, due 3/15/15                                  12,020,000       11,614,325
Service Corp. International
 7.375%, due 10/1/14                                   6,645,000        6,794,513
 7.625%, due 10/1/18                                   6,850,000        7,021,250
                                                                   --------------
                                                                      135,060,673
                                                                   --------------
COMPUTERS (0.7%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                      660,000          643,500
 4.875%, due 1/15/14                                  12,070,000       10,651,775
 9.125%, due 8/15/13                                  19,335,000       19,721,700
                                                                   --------------
                                                                       31,016,975
                                                                   --------------
DISTRIBUTION & WHOLESALE (0.5%)
Varietal Distribution Merger Sub, Inc.
 10.25%, due 7/15/15 (c)(d)(g)                        21,270,000       20,844,600
                                                                   --------------

DIVERSIFIED FINANCIAL SERVICES (8.3%)
American Real Estate Partners, L.P./
 American Real Estate Finance Corp.
 7.125%, due 2/15/13                                  21,155,000       20,626,125
 7.125%, due 2/15/13 (c)                              18,680,000       18,213,000
 8.125%, due 6/1/12                                   24,175,000       24,356,313
AmeriCredit Corp.
 8.50%, due 7/1/15 (c)(d)                             15,745,000       14,091,775
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)                               21,422,528       23,807,069

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
El Comandante Capital Corp.
 (Escrow Shares)
 11.75%, due 12/15/03 (a)(b)(h)                     $ 21,941,051   $    1,579,756
Ford Motor Credit Co. LLC
 7.375%, due 10/28/09                                 17,305,000       16,689,876
 7.875%, due 6/15/10                                   2,410,000        2,323,322
General Motors Acceptance Corp. LLC
V    6.75%, due 12/1/14                               54,965,000       48,704,157
 8.00%, due 11/1/31                                   16,554,000       15,301,160
Hawker Beechcraft Acquisition Co. LLC/Hawker
 Beechcraft Co.
 8.50%, due 4/1/15 (c)(d)                              8,405,000        8,552,088
 9.75%, due 4/1/17 (c)(d)                              5,430,000        5,525,025
Idearc, Inc.
 8.00%, due 11/15/16                                  20,055,000       20,105,138
KAR Holdings, Inc.
 8.75%, due 5/1/14 (c)                                 7,355,000        7,097,575
 10.00%, due 5/1/15 (c)                               12,520,000       11,956,600
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                   17,875,000       18,143,125
 11.00%, due 5/15/12                                  18,075,000       17,894,250
MXEnergy Holdings, Inc.
 12.813%, due 8/1/11 (f)                              12,830,000       13,022,450
NSG Holdings LLC/NSG Holdings, Inc.
 7.75%, due 12/15/25 (c)                               4,360,000        4,316,400
Pinnacle Foods Finance LLC/Pinnacle
 Foods Finance Corp.
 9.25%, due 4/1/15 (c)                                 6,475,000        6,151,250
Rainbow National Services LLC
 8.75%, due 9/1/12 (c)                                10,205,000       10,613,200
 10.375%, due 9/1/14 (c)                              27,995,000       30,794,500
Regency Energy Partners/Regency
 Energy Finance Corp.
 8.375%, due 12/15/13                                 10,764,000       11,329,110
Ucar Finance, Inc.
 10.25%, due 2/15/12                                   6,219,000        6,498,855
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                   20,220,000       19,714,500
                                                                   --------------
                                                                      377,406,619
                                                                   --------------
ELECTRIC (4.3%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                    16,550,061       17,915,441
 Series 1999-B
 9.67%, due 1/2/29                                    16,820,000       20,015,800
Calpine Corp.
V    8.50%, due 7/15/10 (c)                           70,400,000       75,328,000
 9.875%, due 12/1/11 (c)                              10,730,000       11,212,850

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
ELECTRIC (CONTINUED)
Energy Future Holdings
 10.875%, due 11/1/17 (c)                           $ 15,080,000   $   15,249,650
NRG Energy, Inc.
 7.25%, due 2/1/14                                    14,805,000       14,805,000
 7.375%, due 2/1/16                                    1,090,000        1,087,275
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                   1,293,000        1,300,814
Reliant Energy Mid-Atlantic Power
 Holdings LLC
 Series C
 9.681%, due 7/2/26                                    3,700,000        4,273,500
Reliant Energy, Inc.
 7.625%, due 6/15/14 (d)                               3,780,000        3,813,075
 7.875%, due 6/15/17 (d)                              30,195,000       30,459,206
Western Resources, Inc.
 7.125%, due 8/1/09                                       50,000           50,857
                                                                   --------------
                                                                      195,511,468
                                                                   --------------
ENERGY--ALTERNATE SOURCES (0.3%)
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11 (a)                                   19,188           20,928
VeraSun Energy Corp.
 9.375%, due 6/1/17 (c)                               14,375,000       11,823,438
                                                                   --------------
                                                                       11,844,366
                                                                   --------------
ENTERTAINMENT (2.1%)
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                  13,826,000       13,411,220
 8.00%, due 11/15/13                                  12,600,000       12,820,500
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                   15,590,000       15,745,900
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                   8,108,000        8,026,920
 6.875%, due 2/15/15                                   3,700,000        3,616,750
 7.125%, due 8/15/14                                   1,050,000        1,029,000
 8.00%, due 4/1/12                                    10,925,000       11,157,156
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                    18,440,000       18,901,000
 6.875%, due 12/1/11                                   7,585,000        7,641,888
Shingle Springs Tribal Gaming Authority
 9.375%, due 6/15/15 (c)                               3,315,000        3,331,575
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                     2,340,000        2,310,750
                                                                   --------------
                                                                       97,992,659
                                                                   --------------
ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
 11.00%, due 5/15/12                                  21,865,000       22,411,625
                                                                   --------------

 12 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
FOOD (1.0%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                 $  7,722,000   $    6,718,140
Dole Food Co., Inc.
 8.625%, due 5/1/09                                    6,400,000        6,432,000
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                    2,670,000        2,683,350
 8.375%, due 5/1/17 (d)                                4,375,000        4,407,813
Smithfield Foods, Inc.
 7.75%, due 7/1/17                                    11,185,000       11,520,550
Stater Brothers Holdings
 7.75%, due 4/15/15                                   13,600,000       13,566,000
                                                                   --------------
                                                                       45,327,853
                                                                   --------------
FOREST PRODUCTS & PAPER (1.9%)
Bowater, Inc.
 9.375%, due 12/15/21                                 21,466,000       17,924,110
 9.50%, due 10/15/12                                     270,000          237,600
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (c)                                5,760,000        5,644,800
 7.125%, due 1/15/17 (c)                              14,855,000       14,483,625
 7.25%, due 6/1/28                                     2,370,000        2,180,400
 7.75%, due 11/15/29                                      74,000           70,670
 8.00%, due 1/15/24                                   15,193,000       14,965,105
 8.875%, due 5/15/31                                  29,615,000       29,615,000
                                                                   --------------
                                                                       85,121,310
                                                                   --------------
HAND & MACHINE TOOLS (0.4%)
Baldor Electric Co.
 8.625%, due 2/15/17                                   9,015,000        9,398,138
Thermadyne Holdings Corp.
 10.50%, due 2/1/14 (d)                                7,325,000        7,178,500
                                                                   --------------
                                                                       16,576,638
                                                                   --------------
HEALTH CARE-PRODUCTS (2.3%)
Cooper Cos., Inc. (The)
 7.125%, due 2/15/15                                   9,235,000        9,142,650
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                   15,080,000       15,683,200
Invacare Corp.
 9.75%, due 2/15/15                                   14,360,000       14,611,300
LVB Acquisition Merger
 10.00%, due 10/15/17 (c)                             14,520,000       14,919,300
 10.375%, due 10/15/17 (c)(g)                          6,560,000        6,642,000
 11.625%, due 10/15/17 (c)                            22,750,000       23,176,563
PTS Acquisition Corp.
 9.50%, due 4/15/15 (c)(g)                            19,235,000       18,561,775
Universal Hospital Services, Inc.
 8.50%, due 6/1/15 (c)(g)                                700,000          712,250
 8.759%, due 6/1/15 (c)(f)                               305,000          305,763
                                                                   --------------
                                                                      103,754,801
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HEALTH CARE-SERVICES (1.5%)
Centene Corp.
 7.25%, due 4/1/14                                  $  6,047,000   $    6,031,883
Community Health Systems, Inc.
 8.875%, due 7/15/15 (c)                              19,255,000       19,495,688
HCA, Inc.
 6.75%, due 7/15/13                                    7,560,000        6,785,100
 8.75%, due 9/1/10                                     3,280,000        3,337,400
 9.25%, due 11/15/16                                  14,795,000       15,571,738
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15                                   12,445,000       12,662,788
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14                                   5,899,000        6,415,163
                                                                   --------------
                                                                       70,299,760
                                                                   --------------
HOLDING COMPANIES--DIVERSIFIED (0.5%)
ESI Tractebel Acquisition Corp.
 Class B
 7.99%, due 12/30/11                                   6,580,000        6,730,110
Leucadia National Corp.
 8.125%, due 9/15/15                                  13,470,000       13,587,863
Susser Holdings LLC
 10.625%, due 12/15/13                                   955,000          993,200
 10.625%, due 12/15/13 (c)                             2,241,000        2,330,640
                                                                   --------------
                                                                       23,641,813
                                                                   --------------
HOUSEHOLD PRODUCTS & WARES (0.6%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                  19,250,000       18,287,471
Jarden Corp.
 7.50%, due 5/1/17                                     9,910,000        9,414,500
                                                                   --------------
                                                                       27,701,971
                                                                   --------------
HOUSEWARES (0.1%)
Libbey Glass, Inc.
 12.385%, due 6/1/11 (f)                               6,300,000        6,851,250
                                                                   --------------

INSURANCE (1.6%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17                                    29,355,000       29,134,838
HUB International Holdings, Inc.
 9.00%, due 12/15/14 (c)                              27,840,000       26,726,400
Lumbermens Mutual Casualty
 8.30%, due 12/1/37 (c)(e)                             8,525,000           63,938
 8.45%, due 12/1/97 (c)(e)                             2,575,000           19,313
 9.15%, due 7/1/26 (c)(e)                             42,123,000          315,923
USI Holdings Corp.
 9.433%, due 11/15/14 (c)(f)                           6,375,000        5,928,750
 9.75%, due 5/15/15 (c)                               11,390,000       10,051,675
                                                                   --------------
                                                                       72,240,837
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                $ 14,390,000   $   14,749,750
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                    210,000          223,650
                                                                   --------------
                                                                       14,973,400
                                                                   --------------
LEISURE TIME (0.1%)
Town Sports International, Inc.
 (zero coupon), due 2/1/14
 11.00%, beginning 2/1/09                              4,645,000        4,377,913
                                                                   --------------

LODGING (2.2%)
Boyd Gaming Corp.
 6.75%, due 4/15/14                                    8,220,000        8,065,875
 7.125%, due 2/1/16                                    2,306,000        2,242,585
 7.75%, due 12/15/12                                  14,200,000       14,626,000
Mandalay Resort Group
 9.50%, due 8/1/08                                     8,670,000        8,886,750
MGM Mirage, Inc.
 7.50%, due 6/1/16                                    14,445,000       14,354,719
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                    11,155,000       11,155,000
 9.75%, due 4/1/10                                     4,945,000        5,068,625
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                   13,406,000       14,009,270
 7.50%, due 9/1/09                                       845,000          872,463
 8.875%, due 9/15/08                                   1,730,000        1,753,788
San Pasqual Casino
 8.00%, due 9/15/13 (c)                                  250,000          252,500
Seminole Hard Rock Entertainment, Inc./Seminole
 Hard Rock International LLC
 8.194%, due 3/15/14 (c)(f)                           11,650,000       11,387,875
Wynn Las Vegas LLC
 6.625%, due 12/1/14                                   7,805,000        7,668,413
                                                                   --------------
                                                                      100,343,863
                                                                   --------------
MEDIA (2.2%)
Dex Media East LLC
 12.125%, due 11/15/12                                 5,513,000        5,864,454
Houghton Mifflin Co.
 7.20%, due 3/15/11                                    9,530,000        9,387,050
LBI Media, Inc.
 8.50%, due 8/1/17 (c)                                11,380,000       11,493,800
MediaNews Group, Inc.
 6.875%, due 10/1/13                                   6,935,000        5,270,600
Morris Publishing Group LLC
 7.00%, due 8/1/13                                    19,795,000       15,192,663

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (CONTINUED)
Paxson Communications Corp.
 8.493%, due 1/15/12 (c)(f)                         $ 16,465,000   $   16,506,163
 11.493%, due 1/15/13 (c)(f)                          26,350,000       26,811,125
Ziff Davis Media, Inc.
 11.356%, due 5/1/12 (f)                              12,615,000       12,110,400
                                                                   --------------
                                                                      102,636,255
                                                                   --------------
METAL FABRICATE & HARDWARE (0.7%)
Metals USA, Inc.
 11.125%, due 12/1/15                                  6,580,000        7,024,150
Mueller Water Products, Inc.
 7.375%, due 6/1/17                                   12,495,000       11,620,350
Neenah Foundary Co.
 9.50%, due 1/1/17                                    16,650,000       15,318,000
                                                                   --------------
                                                                       33,962,500
                                                                   --------------
MINING (0.6%)
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                     7,125,000        7,695,000
 8.375%, due 4/1/17                                   17,355,000       19,003,725
                                                                   --------------
                                                                       26,698,725
                                                                   --------------
MISCELLANEOUS--MANUFACTURING (1.0%)
Actuant Corp.
 6.875%, due 6/15/17 (c)                              11,390,000       11,390,000
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                    25,630,000       26,462,975
Sally Holdings LLC
 9.25%, due 11/15/14 (d)                               7,550,000        7,587,750
                                                                   --------------
                                                                       45,440,725
                                                                   --------------
OIL & GAS (5.3%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                   16,935,000       15,791,888
 8.875%, due 2/1/17 (c)                               19,885,000       18,592,475
Chesapeake Energy Corp.
V    6.50%, due 8/15/17                               34,820,000       33,601,300
 6.625%, due 1/15/16                                   7,560,000        7,408,800
 6.875%, due 11/15/20 (d)                              4,180,000        4,085,950
Energy Partners, Ltd.
 10.368%, due 4/15/13 (c)(f)                          12,130,000       12,220,975
Forest Oil Corp.
 7.25%, due 6/15/19 (c)                                4,000,000        4,000,000
 8.00%, due 12/15/11                                   4,460,000        4,616,100
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 7.75%, due 11/1/15 (c)                               11,605,000       11,416,419
 9.00%, due 6/1/16 (c)(d)                              9,005,000        9,342,688
Mariner Energy, Inc.
 7.50%, due 4/15/13                                   17,985,000       17,490,413
Newfield Exploration Co.
 6.625%, due 4/15/16                                   9,820,000        9,623,600
Parker Drilling Co.
 9.625%, due 10/1/13                                   9,710,000       10,365,425

 14 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Petroquest Energy, Inc.
 10.375%, due 5/15/12                               $ 14,675,000   $   15,041,875
Pogo Producing Co.
 6.875%, due 10/1/17                                  28,760,000       29,119,500
Stone Energy Corp.
 6.75%, due 12/15/14                                   6,725,000        6,212,219
United Refining Co.
 10.50%, due 8/15/12                                   7,175,000        7,417,156
Venoco, Inc.
 8.75%, due 12/15/11                                   6,289,000        6,320,445
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                    14,185,000       13,954,494
 7.25%, due 5/1/13                                     5,875,000        5,772,188
                                                                   --------------
                                                                      242,393,910
                                                                   --------------
OIL & GAS SERVICES (0.8%)
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                     8,765,000        8,567,788
 9.00%, due 1/15/14                                   14,270,000       14,448,375
Complete Production Services, Inc.
 8.00%, due 12/15/16                                  11,850,000       11,494,500
                                                                   --------------
                                                                       34,510,663
                                                                   --------------
PACKAGING & CONTAINERS (0.4%)
Owens-Brockway Glass Container, Inc.
 8.25%, due 5/15/13                                    5,710,000        5,938,400
 8.75%, due 11/15/12                                  10,250,000       10,698,438
 8.875%, due 2/15/09                                   3,036,000        3,058,770
                                                                   --------------
                                                                       19,695,608
                                                                   --------------
PIPELINES (1.9%)
ANR Pipeline Co.
 7.375%, due 2/15/24                                   2,555,000        2,885,604
 9.625%, due 11/1/21                                  19,281,000       26,238,800
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                   2,835,000        3,011,130
 7.625%, due 8/1/10                                    8,175,000        8,423,348
 8.375%, due 6/15/32                                  11,060,000       12,892,609
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                   5,525,000        5,165,875
 8.50%, due 7/15/16                                   19,610,000       19,610,000
Southern Natural Gas Co.
 7.35%, due 2/15/31                                    1,895,000        2,013,824
 8.00%, due 3/1/32                                     1,420,000        1,619,612
Tennessee Gas Pipeline Co.
 7.625%, due 4/1/37                                    3,265,000        3,570,738
                                                                   --------------
                                                                       85,431,540
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
REAL ESTATE (1.4%)
Chukchansi Economic Development Authority
 8.00%, due 11/15/13 (c)                            $  6,480,000   $    6,528,600
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14                                   6,500,000        6,548,750
Host Marriott, L.P.
 Series Q
 6.75%, due 6/1/16                                    12,020,000       12,020,000
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                    19,305,000       19,449,788
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                    19,240,000       20,560,749
                                                                   --------------
                                                                       65,107,887
                                                                   --------------
RETAIL (3.0%)
Burlington Coat Factory Warehouse Corp.
 11.125%, due 4/15/14 (d)                              7,545,000        6,865,950
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                     8,265,000        7,913,738
Rite Aid Corp.
 7.50%, due 1/15/15 (d)                               19,465,000       18,491,750
 7.50%, due 3/1/17                                    11,280,000       10,490,400
 8.125%, due 5/1/10                                      495,000          498,094
 8.625%, due 3/1/15                                   21,800,000       19,347,500
 9.25%, due 6/1/13                                     1,450,000        1,366,625
 9.375%, due 12/15/15 (c)                              6,490,000        5,987,025
 9.50%, due 6/15/17 (c)                                7,115,000        6,581,375
Sbarro, Inc.
 10.375%, due 2/1/15 (d)                              15,160,000       13,700,850
Star Gas Partners, L.P./Star
 Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                  23,620,000       24,623,850
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                   22,695,000       20,312,025
                                                                   --------------
                                                                      136,179,182
                                                                   --------------
SOFTWARE (0.6%)
Open Solutions, Inc.
 9.75%, due 2/1/15 (c)                                 7,685,000        7,416,025
Serena Software, Inc.
 10.375%, due 3/15/16                                  4,400,000        4,554,000
SS&C Technologies, Inc.
 11.75%, due 12/1/13                                  15,440,000       16,636,600
                                                                   --------------
                                                                       28,606,625
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.3%)
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                               $ 17,770,000   $   18,880,625
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                   3,775,000        4,001,500
 Series B
 8.375%, due 11/1/11                                   8,070,000        8,554,200
 9.875%, due 11/1/12                                   8,605,000        9,314,913
GCI, Inc.
 7.25%, due 2/15/14                                    6,290,000        5,747,488
Intelsat Corp.
 9.00%, due 6/15/16                                   10,900,000       11,145,250
iPCS, Inc.
 7.481%, due 5/1/13 (f)                                2,000,000        1,950,000
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (d)                               8,959,000        8,869,410
V    6.45%, due 3/15/29                               46,776,000       39,057,960
 6.50%, due 1/15/28                                   15,100,000       12,608,500
PAETEC Holding Corp.
 9.50%, due 7/15/15 (c)                                9,230,000        9,460,750
PanAmSat Corp.
 9.00%, due 8/15/14                                    6,243,000        6,367,860
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                   12,620,000       12,746,200
 Series B
 7.50%, due 2/15/14                                   18,105,000       18,331,313
Qwest Corp.
 7.20%, due 11/10/26                                   6,685,000        6,451,025
 7.50%, due 10/1/14                                    6,400,000        6,680,000
 7.50%, due 6/15/23                                      335,000          331,231
 8.875%, due 3/15/12                                  13,755,000       15,061,725
                                                                   --------------
                                                                      195,559,950
                                                                   --------------
TEXTILES (1.0%)
V  INVISTA
 9.25%, due 5/1/12 (c)                                43,530,000       45,924,150
                                                                   --------------

TRANSPORTATION (0.4%)
Atlantic Express Transportation Corp.
 12.455%, due 4/15/12 (f)                             12,445,000       11,947,200
St. Acquisition Corp.
 12.50%, due 5/15/17 (c)(d)                           10,745,000        6,849,938
                                                                   --------------
                                                                       18,797,138
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
TRUCKING & LEASING (0.3%)
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                $ 12,835,000   $   12,690,606
                                                                   --------------
Total Corporate Bonds
 (Cost $2,911,174,532)                                              2,937,341,755
                                                                   --------------

FOREIGN BONDS (8.5%)
---------------------------------------------------------------------------------
CHEMICALS (0.2%)
Nova Chemicals Corp.
 8.484%, due 11/15/13 (f)                              9,020,000        8,862,150
                                                                   --------------

COMMERCIAL SERVICES (0.5%)
Quebecor World, Inc.
 9.75%, due 1/15/15 (c)                               22,600,000       22,035,000
                                                                   --------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
CEVA Group PLC
 10.00%, due 9/1/14 (c)                               10,180,000       10,599,925
Digicel, Ltd.
 9.25%, due 9/1/12 (c)                                12,255,000       12,561,375
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (c)                              7,725,000        8,285,063
                                                                   --------------
                                                                       31,446,363
                                                                   --------------
ELECTRIC (0.7%)
Intergen N.V.
 9.00%, due 6/30/17 (c)                               29,015,000       30,683,363
                                                                   --------------

ELECTRONICS (1.0%)
NXP B.V./NXP Funding LLC
V    7.875%, due 10/15/14                             39,000,000       38,073,750
 9.50%, due 10/15/15 (d)                               8,340,000        7,881,300
                                                                   --------------
                                                                       45,955,050
                                                                   --------------
FOREST PRODUCTS & PAPER (0.2%)
Bowater Canada Finance
 7.95%, due 11/15/11                                   5,740,000        4,922,050
Catalyst Paper Corp.
 7.375%, due 3/1/14                                    5,190,000        3,801,675
                                                                   --------------
                                                                        8,723,725
                                                                   --------------
HEALTH CARE-PRODUCTS (0.5%)
FMC Finance III S.A.
 6.875%, due 7/15/17 (c)                              23,525,000       23,583,813
                                                                   --------------

MEDIA (1.9%)
CanWest MediaWorks, Inc.
 8.00%, due 9/15/12                                   14,415,455       14,055,069
CanWest MediaWorks, L.P.
 9.25%, due 8/1/15 (c)                                16,130,000       16,371,950

 16 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Quebecor Media, Inc.
 7.75%, due 3/15/16                                 $ 19,695,000   $   19,054,913
 7.75%, due 3/15/16 (c)                               11,800,000       11,387,000
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$22,825,000       25,972,151
Sun Media Corp.
 7.625%, due 2/15/13                                $     40,000           39,400
Videotron Ltee
 6.875%, due 1/15/14                                   2,411,000        2,404,973
                                                                   --------------
                                                                       89,285,456
                                                                   --------------
PAPER & FOREST PRODUCTS (0.2%)
Norske Skog Canada, Ltd.
 Series D
 8.625%, due 6/15/11                                   9,865,000        7,793,350
                                                                   --------------
PHARMACEUTICALS (0.2%)
Angiotech Pharmaceuticals, Inc.
 9.371%, due 12/1/13 (f)                               9,770,000        9,672,300
                                                                   --------------

TELECOMMUNICATIONS (2.3%)
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08                          22,335,000       21,553,275
Intelsat Subsidiary Holding Co., Ltd.
 8.25%, due 1/15/13                                   19,360,000       19,505,200
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                  25,130,000       27,046,163
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (c)                              16,380,000       17,076,150
Rogers Wireless, Inc.
 8.00%, due 12/15/12                                   2,930,000        3,063,702
 9.625%, due 5/1/11                                   15,685,000       17,627,917
Satelites Mexicanos S.A. de C.V.
 13.948%, due 11/30/11 (f)                             1,926,800        1,994,238
                                                                   --------------
                                                                      107,866,645
                                                                   --------------
TRANSPORTATION (0.1%)
Kansas City Southern de
 Mexico S.A. de C.V.
 7.375%, due 6/1/14 (c)                                4,090,000        4,090,000
                                                                   --------------
Total Foreign Bonds
 (Cost $381,856,034)                                                  389,997,215
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (9.0%)(I)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
DAE Aviation Holdings
 Asset Sale Term Loan
 7.803%, due 7/21/09                                $  5,900,000   $    5,885,250
 Tranche B1 Term Loan
 8.933%, due 7/31/14                                   7,794,102        7,779,488
 Tranche B2 Term Loan
 8.933%, due 7/31/14                                   5,900,898        5,889,833
                                                                   --------------
                                                                       19,554,571
                                                                   --------------
AUTO MANUFACTURERS (0.5%)
Navistar International Corp.
 Revolver
 7.603%, due 1/19/12                                   6,400,000        6,276,800
 Term Loan B
 8.234%, due 1/3/12                                   17,600,000       17,261,200
                                                                   --------------
                                                                       23,538,000
                                                                   --------------
AUTO MANUFACTURING (0.7%)
Daimler Chrysler Financial Services Americas LLC
 2nd Lien Term Loan
 11.86%, due 8/3/12                                   31,045,000       30,515,838
                                                                   --------------

BROADCASTING (0.3%)
Cenveo Corp.
 Bridge Loan
 9.319%, due 8/31/15 (a)                              13,635,000       13,635,000
                                                                   --------------

HEALTH CARE-SERVICES (2.0%)
Community Health Systems, Inc.
 New Term Loan B
 7.756%, due 7/25/14 (j)                              31,275,244       30,512,910
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.703%, due 3/31/13                                   6,300,000        6,213,375
V  HCA, Inc.
 Term Loan B
 7.448%, due 11/18/13                                 31,561,500       30,800,300
Talecris Biotherapeutics, Inc.
 1st Lien Term Loan
 9.08%, due 12/6/13                                    7,443,750        7,387,922
 2nd Lien Term Loan
 12.08%, due 12/6/14                                  14,995,000       14,995,000
                                                                   --------------
                                                                       89,909,507
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
HOTELS, MOTELS, INNS & GAMING (0.9%)
Fontainebleau Las Vegas Resorts LLC
 Term Loan B
 8.948%, due 6/6/14 (j)                             $  7,373,333   $    7,175,175
Green Valley Ranch Gaming LLC
 1st Lien Term Loan B
 7.413%, due 2/16/14                                   5,516,952        5,379,028
LNR Property Corp.
 Term Loan A1
 8.11%, due 7/12/09 (j)                                2,830,000        2,716,800
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                   25,475,000       24,799,913
                                                                   --------------
                                                                       40,070,916
                                                                   --------------
MEDIA (0.6%)
Nielsen Finance LLC
 Dollar Term Loan
 7.36%, due 8/9/13                                    29,719,844       28,894,286
                                                                   --------------
MINING (0.4%)
BHM Technologies LLC
 1st Lien Term Loan
 11.37%, due 7/21/13                                  21,900,766       18,779,907
                                                                   --------------

PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
 Tranche C Term Loan
 7.198%, due 1/18/12                                   1,803,524        1,773,315
 Tranche B Term Loan
 7.245%, due 1/18/12                                   6,026,119        5,925,182
                                                                   --------------
                                                                        7,698,497
                                                                   --------------
REAL ESTATE (1.2%)
Building Materials Corp. of America
 2nd Lien Term Loan
 10.813%, due 9/15/14                                 11,830,000        9,783,410
Neff Rental, Inc.
 2nd Lien Term Loan
 8.896%, due 11/20/14                                  4,400,000        3,952,665
OSI Restaurant Partners LLC
 Revolver
 5.523%, due 5/11/13                                     793,723          762,768
 Term Loan B
 7.063%, due 5/9/14                                   10,333,103        9,930,112
Rental Services Corp.
 2nd Lien Term Loan
 8.75%, due 11/27/13                                   8,901,478        8,662,251
Riverdeep Interactive Learning USA, Inc.
 Bridge Loan
 11.938%, due 12/21/14                                 4,867,302        4,846,007

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
REAL ESTATE (CONTINUED)
ServiceMaster Co. (The)
 Bridge Loan
 9.59%, due 12/31/07 (a)                            $ 11,230,000   $   10,373,713
Town Sports International, Inc.
 Term Loan
 7.50%, due 2/27/14                                    6,825,700        6,450,287
                                                                   --------------
                                                                       54,761,213
                                                                   --------------
RETAIL (0.9%)
Michaels Stores, Inc.
 New Term Loan B
 7.619%, due 10/31/13                                  8,581,658        8,201,336
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.448%, due 4/6/13                                   12,259,494       12,037,805
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.125%, due 1/19/13                                 18,220,000       18,223,790
                                                                   --------------
                                                                       38,462,931
                                                                   --------------
SOFTWARE (0.5%)
SunGard Data Systems, Inc.
 Term Loan
 7.356%, due 2/28/14                                  24,853,044       24,488,723
                                                                   --------------

TELECOMMUNICATIONS (0.4%)
Qwest Corp.
 Term Loan B
 6.95%, due 6/30/10                                   18,000,000       18,300,006
Trilogy International Partners LLC
 Term Loan
 8.698%, due 6/29/12                                   1,350,000        1,329,750
                                                                   --------------
                                                                       19,629,756
                                                                   --------------
Total Loan Assignments & Participations
 (Cost $419,150,738)                                                  409,939,145
                                                                   --------------

YANKEE BONDS (0.8%)(K)
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.5%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                     8,217,000        6,080,580
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                  18,045,000       17,503,650
                                                                   --------------
                                                                       23,584,230
                                                                   --------------
INSURANCE (0.3%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (d)                               6,117,000        5,688,810
 7.75%, due 7/15/37 (d)                                4,810,000        4,473,300
 8.30%, due 4/15/26 (d)                                2,375,000        2,268,125
                                                                   --------------
                                                                       12,430,235
                                                                   --------------

 18 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
 6.875%, due 9/1/23                                 $  3,000,000   $    2,400,000
                                                                   --------------
Total Yankee Bonds
 (Cost $35,482,336)                                                    38,414,465
                                                                   --------------
Total Long-Term Bonds
 (Cost $3,816,895,460)                                              3,844,831,543
                                                                   --------------

                                                          SHARES
COMMON STOCKS (3.3%)
---------------------------------------------------------------------------------
AGRICULTURE (0.0%)++
North Atlantic Trading Co., Inc. (a)(b)(h)(l)              2,156               22
                                                                   --------------

AIRLINES (1.4%)
Delta Air Lines, Inc. (d)(h)                             830,442       17,273,194
V  Northwest Airlines, Inc. (h)                        2,469,377       45,806,943
                                                                   --------------
                                                                       63,080,137
                                                                   --------------
COMMERCIAL SERVICES (0.0%)++
Dinewise, Inc. (a)(b)(h)                               8,434,374           84,344
                                                                   --------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
TLC Beatrice International Holdings (a)(b)(h)             25,000           25,000
                                                                   --------------

MEDIA (0.8%)
Adelphia Contingent Value Vehicle (a)(b)(e)(h)        15,507,390          155,074
Belo Corp. Class A                                       430,200        7,958,700
CBS Corp. Class B                                        195,300        5,605,110
Digital On-Demand (a)(b)(h)(l)                         1,095,395           10,954
Gannett Co., Inc.                                        208,800        8,855,208
Haights Cross Communications, Inc. (a)(b)(h)(l)        1,630,227       15,731,691
                                                                   --------------
                                                                       38,316,737
                                                                   --------------
RETAIL (0.3%)
Star Gas Partners, L.P. (h)                            2,601,650       11,915,557
                                                                   --------------

SOFTWARE (0.1%)
QuadraMed Corp. (a)(h)                                 1,199,685        3,347,121
QuadraMed Corp. (a)(h)                                   434,011        1,210,891
                                                                   --------------
                                                                        4,558,012
                                                                   --------------


                                                          SHARES            VALUE
TELECOMMUNICATIONS (0.7%)
Loral Space & Communications, Ltd. (d)(h)                327,283   $   13,215,688
Neon Communications Group, Inc. (b)(h)(l)              4,706,745       20,603,776
Remote Dynamics, Inc. (h)                                358,615              538
                                                                   --------------
                                                                       33,820,002
                                                                   --------------
Total Common Stocks
 (Cost $184,797,705)                                                  151,799,811
                                                                   --------------

CONVERTIBLE PREFERRED STOCKS (0.6%)
---------------------------------------------------------------------------------
SOFTWARE (0.5%)
QuadraMed Corp.
 5.50% (a)(c)(l)                                         950,000       22,325,000
                                                                   --------------

TELECOMMUNICATIONS (0.1%)
Neon Communications Group, Inc.
 6.00% (a)(b)                                            572,843        2,655,127
                                                                   --------------
Total Convertible Preferred Stocks
 (Cost $24,367,654)                                                    24,980,127
                                                                   --------------

PREFERRED STOCKS (1.2%)
---------------------------------------------------------------------------------
MEDIA (0.0%)++
Ziff Davis Holdings, Inc.
 10.00% (a)                                                4,240           63,600
                                                                   --------------

REAL ESTATE INVESTMENT TRUSTS (0.9%)
V  Sovereign Real Estate Investment Corp.
 12.00% (a)(c)                                            29,881       41,728,817
                                                                   --------------

TELECOMMUNICATIONS (0.3%)
Loral Skynet Corp.
 12.00% Series A (g)                                      65,432       13,119,116
                                                                   --------------
Total Preferred Stocks
 (Cost $41,734,809)                                                    54,911,533
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                       NUMBER OF
                                                        WARRANTS            VALUE
WARRANTS (0.0%)++
---------------------------------------------------------------------------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 7/31/08 (a)(b)(h)(l)                              13,754   $      132,589
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (b)(h)                                   777,370            7,774
                                                                   --------------
Total Warrants
 (Cost $11,393)                                                           140,363
                                                                   --------------
                                                          SHARES
SHORT-TERM INVESTMENTS (10.9%)
---------------------------------------------------------------------------------
INVESTMENT COMPANY (2.7%)
State Street Navigator Securities Lending Prime
 Portfolio (m)                                       125,682,612      125,682,612
                                                                   --------------
Total Investment Company
 (Cost $125,682,612)                                                  125,682,612
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
U.S. GOVERNMENT (8.2%)
United States Treasury Bills
 3.105%, due 11/15/07                               $124,490,000      124,339,678
 3.458%, due 11/15/07                                  4,235,000        4,229,305
 3.607%, due 11/1/07                                  70,290,000       70,290,000
 3.625%, due 11/8/07                                     300,000          299,789
 3.687%, due 11/8/07                                     555,000          554,602
 3.78%, due 11/8/07                                   17,565,000       17,552,090
 3.826%, due 11/23/07                                129,075,000      128,773,208
 3.858%, due 11/23/07                                  4,800,000        4,788,682
 3.927%, due 11/23/07                                  6,070,000        6,055,433
 4.016%, due 11/8/07                                   3,930,000        3,926,931
 4.162%, due 11/8/07                                  11,480,000       11,470,709
                                                                   --------------
Total U.S. Government
 (Cost $372,280,427)                                                  372,280,427
                                                                   --------------
Total Short-Term Investments
 (Cost $497,963,039)                                                  497,963,039
                                                                   --------------
Total Investments
 (Cost $4,565,770,060)                                     100.3%   4,574,626,416(n)
Liabilities in Excess of
 Cash and Other Assets                                      (0.3)     (12,374,229)
                                                    ------------   --------------
Net Assets                                                 100.0%  $4,562,252,187
                                                    ============   ==============

++   Less than one-tenth of a percent.
(a)  Illiquid security. The total market value of these securities at October
     31, 2007 is $114,865,720, which represents 2.5% of the Fund's net assets.
(b)  Fair valued security. The total market value of these securities at October
     31, 2007 is $42,772,200, which reflects 0.9% of the Fund's net assets.
(c)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $122,604,789; cash collateral of $125,682,612 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)  Issue in default.
(f)  Floating rate. Rate shown is the rate in effect at October 31, 2007.
(g)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(h)  Non-income producing security.
(i)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2007. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)  This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(k)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)  Restricted security.
(m)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  At October 31, 2007, cost is $4,576,684,087 for federal income tax purposes and net unrealized depreciation is as follows:

     Gross unrealized appreciation                  $ 153,837,935
     Gross unrealized depreciation                   (155,895,606)
                                                    -------------
     Net unrealized depreciation                    $  (2,057,671)
                                                    =============

The following abbreviations are used in the above portfolio:

C$--Canadian Dollar

 20 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $4,565,770,060) including
  $122,604,789 market value of securities
  loaned                                      $4,574,626,416
Cash                                                 288,988
Receivables:
  Dividends and interest                          88,940,376
  Investment securities sold                      47,639,332
  Fund shares sold                                 7,409,411
Other assets                                          63,903
                                              --------------
    Total assets                               4,718,968,426
                                              --------------
LIABILITIES:
Securities lending collateral                    125,682,612
Unrealized depreciation on unfunded
  commitments                                        145,060
Payables:
  Investment securities purchased                  9,601,390
  Fund shares redeemed                             7,635,107
  Manager (See Note 3)                             2,332,843
  NYLIFE Distributors (See Note 3)                 1,772,749
  Transfer agent (See Note 3)                      1,292,861
  Shareholder communication                          428,786
  Professional fees                                  185,377
  Trustees                                            61,477
  Custodian                                           30,558
Accrued expenses                                      35,771
Dividend payable                                   7,511,648
                                              --------------
    Total liabilities                            156,716,239
                                              --------------
Net assets                                    $4,562,252,187
                                              ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                 $    7,197,791
Additional paid-in capital                     5,161,753,255
                                              --------------
                                               5,168,951,046
Accumulated distributions in excess of net
  investment income                              (14,070,040)
Accumulated net realized loss on investments
  and foreign currency transactions             (601,526,357)
Net unrealized appreciation on investments         8,856,356
Net unrealized depreciation on unfunded
  commitments                                       (145,060)
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          186,242
                                              --------------
Net assets                                    $4,562,252,187
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $2,887,965,355
                                              ==============
Shares of beneficial interest outstanding        455,039,716
                                              ==============
Net asset value per share outstanding         $         6.35
Maximum sales charge (4.50% of offering
  price)                                                0.30
                                              --------------
Maximum offering price per share outstanding  $         6.65
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  811,936,853
                                              ==============
Shares of beneficial interest outstanding        128,613,999
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.31
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  422,347,712
                                              ==============
Shares of beneficial interest outstanding         66,881,277
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.31
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  440,002,267
                                              ==============
Shares of beneficial interest outstanding         69,244,154
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.35
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                      $362,222,980
  Dividends (a)                                    5,668,367
  Income from securities loaned--net                 888,656
                                                -------------
    Total income                                 368,780,003
                                                -------------
EXPENSES:
  Manager (See Note 3)                            25,634,409
  Distribution--Class B (See Note 3)               7,197,704
  Distribution--Class C (See Note 3)               3,283,598
  Distribution/Service--Class A (See Note 3)       7,386,948
  Service--Class B (See Note 3)                    2,399,235
  Service--Class C (See Note 3)                    1,094,533
  Transfer agent--Classes A, B and C (See Note
    3)                                             6,928,415
  Transfer agent--Class I (See Note 3)               433,105
  Professional fees                                1,144,061
  Shareholder communication                        1,021,851
  Recordkeeping                                      485,776
  Trustees                                           257,472
  Registration                                       153,013
  Custodian                                          118,388
  Miscellaneous                                      150,781
                                                -------------
    Total expenses                                57,689,289
                                                -------------
Net investment income                            311,090,714
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           32,500,782
  Foreign currency transactions                     (242,655)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           32,258,127
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions and unfunded
    commitments                                  (35,986,555)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                 99,209
                                                -------------
Net change in unrealized appreciation on
  investments unfunded commitments and foreign
  currency transactions                          (35,887,346)
                                                -------------
Net realized and unrealized loss on
  investments, foreign currency transactions
  and unfunded commitments                        (3,629,219)
                                                -------------
Net increase in net assets resulting from
  operations                                    $307,461,495
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,920.

 22 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007              2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income            $   311,090,714   $   281,748,068
 Net realized gain on
  investments and foreign
  currency transactions                32,258,127        36,334,852
 Net increase from payments from
  Manager for losses
  attributable to shareholder
  trading arrangements (See Note
  3(B) on page 29.)                            --           814,000
 Net change in unrealized
  appreciation (depreciation) on
  investments unfunded
  commitments and foreign
  currency transactions               (35,887,346)       69,828,338
                                  ---------------------------------
 Net increase in net assets
  resulting from operations           307,461,495       388,725,258
                                  ---------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                           (201,074,715)     (161,212,425)
   Class B                            (58,146,580)      (83,794,542)
   Class C                            (26,633,406)      (24,518,618)
   Class I                            (19,653,124)       (6,209,368)
                                  ---------------------------------
                                     (305,507,825)     (275,734,953)
                                  ---------------------------------

Return of capital:
   Class A                                     --       (20,078,416)
   Class B                                     --       (10,436,303)
   Class C                                     --        (3,053,704)
   Class I                                     --          (773,354)
                                  ---------------------------------
                                               --       (34,341,777)
                                  ---------------------------------
Total dividends and
 distributions to shareholders       (305,507,825)     (310,076,730)
                                  ---------------------------------

                                             2007              2006

Capital share transactions:
 Net proceeds from sale of
  shares                          $ 1,182,140,958   $ 1,053,015,360
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       211,122,679       207,923,266
 Cost of shares redeemed +         (1,245,670,610)   (1,264,875,472)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                            130,264,283     1,096,223,143
   Class B                           (130,264,283)   (1,096,223,143)
                                  ---------------------------------
   Increase (decrease) in net
    assets derived from capital
    share transactions                147,593,027        (3,936,846)
                                  ---------------------------------
   Net increase in net assets         149,546,697        74,711,682
NET ASSETS:
Beginning of year                   4,412,705,490     4,337,993,808
                                  ---------------------------------
End of year                       $ 4,562,252,187   $ 4,412,705,490
                                  =================================
Accumulated distributions in
 excess of net investment income
 at end of year                   $   (14,070,040)  $   (16,695,785)
                                  =================================

+ Cost of shares redeemed net of redemption fees of $212,054 and $170,964 for the years ended October 31, 2007 and 2006, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           CLASS A
                             ----------------------------------------------------------------------------------------------------
                                                                                                   JANUARY 1,
                                                                                                      2003*
                                                                                                     THROUGH         YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,                           OCTOBER 31,      DECEMBER 31,
                                2007               2006               2005            2004            2003              2002
Net asset value at beginning
 of period                   $   6.33           $     6.22         $     6.32      $     6.05      $     4.95         $   5.56
                             ----------         ----------         ----------      ----------      -----------      -------------
Net investment income            0.45(a)              0.42(a)            0.45            0.46(a)         0.39             0.51
Net realized and unrealized
 gain (loss) on investments      0.01                 0.15(e)           (0.09)           0.25            1.12            (0.54)
Net realized and unrealized
 gain (loss) on foreign
 currency transactions           0.00(b)             (0.00)(b)           0.00(b)         0.02            0.00(b)         (0.02)
                             ----------         ----------         ----------      ----------      -----------      -------------
Total from investment
 operations                      0.46                 0.57               0.36            0.73            1.51            (0.05)
                             ----------         ----------         ----------      ----------      -----------      -------------
Less dividends and
 distributions:
 From net investment income     (0.44)               (0.41)             (0.46)          (0.46)          (0.40)           (0.51)
 Return of capital                 --                (0.05)                --              --           (0.01)           (0.05)
                             ----------         ----------         ----------      ----------      -----------      -------------
Total dividends and
 distributions                  (0.44)               (0.46)             (0.46)          (0.46)          (0.41)           (0.56)
                             ----------         ----------         ----------      ----------      -----------      -------------
Redemption fee (a)               0.00(b)              0.00(b)            0.00(b)         0.00(b)           --               --
                             ----------         ----------         ----------      ----------      -----------      -------------
Net asset value at end of
 period                      $   6.35           $     6.33         $     6.22      $     6.32      $     6.05         $   4.95
                             ==========         ==========         ==========      ==========      ===========      =============
Total investment return (c)      7.41%                9.58%(d)(e)        5.86%          12.53%          31.57%(f)        (0.78%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income           6.95%                6.77%              7.10%           7.44%           8.43%+           9.63%
 Net expenses                    1.04%                1.06%              1.02%           1.01%           1.01%+           1.07%
 Expenses (before
   reimbursement)                1.04%                1.07%(d)           1.02%           1.01%           1.01%+           1.08%
Portfolio turnover rate            49%                  58%                35%             41%             47%              50%
Net assets at end of period
 (in 000's)                  $2,887,965         $2,806,800         $1,381,080      $1,279,164      $1,265,856         $850,899

                                                                               CLASS C
                                    ---------------------------------------------------------------------------------------------
                                                                                                    JANUARY 1,
                                                                                                       2003*
                                                                                                      THROUGH         YEAR ENDED
                                                      YEAR ENDED OCTOBER 31,                        OCTOBER 31,      DECEMBER 31,
                                       2007              2006             2005          2004           2003              2002
Net asset value at beginning of
 period                              $   6.30          $   6.19         $   6.30      $   6.04       $   4.94          $   5.55
                                    ----------         --------         --------      --------      -----------      ------------
Net investment income                    0.40(a)           0.38(a)          0.40          0.42(a)        0.36              0.46
Net realized and unrealized gain
 (loss) on investments                   0.00(b)           0.15(e)         (0.09)         0.24           1.12             (0.53)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions                            0.00(b)          (0.00)(b)         0.00(b)       0.02           0.00(b)          (0.02)
                                    ----------         --------         --------      --------      -----------      ------------
Total from investment operations         0.40              0.53             0.31          0.68           1.48             (0.09)
                                    ----------         --------         --------      --------      -----------      ------------
Less dividends and distributions:
 From net investment income             (0.39)            (0.37)           (0.42)        (0.42)         (0.38)            (0.48)
 Return of capital                         --             (0.05)              --            --          (0.00)(b)         (0.04)
                                    ----------         --------         --------      --------      -----------      ------------
Total dividends and distributions       (0.39)            (0.42)           (0.42)        (0.42)         (0.38)            (0.52)
                                    ----------         --------         --------      --------      -----------      ------------
Redemption fee (a)                       0.00(b)           0.00(b)          0.00(b)       0.00(b)          --                --
                                    ----------         --------         --------      --------      -----------      ------------
Net asset value at end of period     $   6.31          $   6.30         $   6.19      $   6.30       $   6.04          $   4.94
                                    ==========         ========         ========      ========      ===========      ============
Total investment return (c)              6.63%             8.91%(d)(e)      5.04%        11.65%         30.82%(f)        (1.53 %)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income                   6.20%             6.02%            6.35%         6.69%          7.68%+            8.88%
 Net expenses                            1.79%             1.81%            1.77%         1.76%          1.76%+            1.82%
 Expenses (before reimbursement)         1.79%             1.82%(d)         1.77%         1.76%          1.76%+            1.83%
Portfolio turnover rate                    49%               58%              35%           41%            47%               50%
Net assets at end of period (in
 000's)                              $422,348          $421,855         $401,923      $419,496       $422,392          $236,791

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

 24 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS B
    -------------------------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                                          THROUGH         YEAR ENDED
                        YEAR ENDED OCTOBER 31,                          OCTOBER 31,      DECEMBER 31,
       2007            2006              2005              2004            2003              2002
     $   6.30       $     6.19        $     6.30        $     6.04      $     4.94        $     5.55
    ----------      ----------        ----------        ----------      -----------      ------------
         0.40 (a)         0.38 (a)          0.40              0.42 (a)        0.36              0.46
         0.00 (b)         0.15 (e)         (0.08)             0.24            1.12             (0.53)
         0.00 (b)        (0.00)(b)          0.00 (b)          0.02            0.00 (b)         (0.02)
    ----------      ----------        ----------        ----------      -----------      ------------
         0.40             0.53              0.32              0.68            1.48             (0.09)
    ----------      ----------        ----------        ----------      -----------      ------------
        (0.39)           (0.37)            (0.43)            (0.42)          (0.38)            (0.48)
           --            (0.05)               --                --           (0.00)(b)         (0.04)
    ----------      ----------        ----------        ----------      -----------      ------------
        (0.39)           (0.42)            (0.43)            (0.42)          (0.38)            (0.52)
    ----------      ----------        ----------        ----------      -----------      ------------
         0.00 (b)         0.00 (b)          0.00 (b)          0.00 (b)          --                --
    ----------      ----------        ----------        ----------      -----------      ------------
     $   6.31       $     6.30        $     6.19        $     6.30      $     6.04        $     4.94
    ==========      ==========        ==========        ==========      ===========      ============
         6.46%            8.92%(d)(e)       5.04%            11.65%          30.82%(f)         (1.53%)
         6.19%            6.02%             6.35%             6.69%           7.68%+            8.88%
         1.79%            1.81%             1.77%             1.76%           1.76%+            1.82%
         1.79%            1.82%(d)          1.77%             1.76%           1.76%+            1.83%
           49%              58%               35%               41%             47%               50%
     $811,937       $1,067,018        $2,486,331        $2,814,176      $2,876,134        $2,211,253

                                CLASS I
    ----------------------------------------------------------------
                                                         JANUARY 2,
                                                           2004**
                                                           THROUGH
              YEAR ENDED OCTOBER 31,                     OCTOBER 31,
       2007           2006              2005                2004
     $   6.34       $   6.22           $  6.32             $  6.24
    ----------      --------           -------           -----------
         0.47 (a)       0.44 (a)          0.48                0.41 (a)
         0.00 (b)       0.16             (0.10)               0.07
         0.00 (b)      (0.00)(b)          0.00 (b)            0.00 (b)
    ----------      --------           -------           -----------
         0.47           0.60              0.38                0.48
    ----------      --------           -------           -----------
        (0.46)         (0.43)            (0.48)              (0.40)
           --          (0.05)               --                  --
    ----------      --------           -------           -----------
        (0.46)         (0.48)            (0.48)              (0.40)
    ----------      --------           -------           -----------
         0.00 (b)       0.00 (b)          0.00 (b)            0.00 (b)
    ----------      --------           -------           -----------
     $   6.35       $   6.34           $  6.22             $  6.32
    ==========      ========           =======           ===========
         7.49%         10.02%(d)(e)       6.12%               7.97%(f)
         7.26%          7.03%             7.31%               7.79%+
         0.79%          0.80%             0.81%               0.66%+
         0.79%          0.81%             0.81%               0.66%+
           49%            58%               35%                 41%
     $440,002       $117,032           $68,659             $22,868

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2007, 100% of total investments in loans were valued based on prices from such services.

 26 MainStay High Yield Corporate Bond Fund

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $42,772,200 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 29) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                      www.mainstayfunds.com   27

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 5 on page 30.)

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(J) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations

 28 MainStay High Yield Corporate Bond Fund will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion and 0.525% on assets in excess of $5 billion. Prior to August 1, 2007, the Fund was contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $25,634,409. It was not necessary for NYLIM to reimburse the Fund for expenses for the year ended October 31, 2007.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENT FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters". (See Note 11 on page 32.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $388,736. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding those payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $637,611 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $51,050, $1,359,216 and $79,935, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $7,361,520.

                                                      www.mainstayfunds.com   29

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  246,137       0.0*%
----------------------------------------------------------
Class C                                    112       0.0*
----------------------------------------------------------
Class I                              7,372,592       1.7
----------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $175,605.
The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $485,776 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED       OTHER         UNREALIZED           TOTAL
  ORDINARY       CAPITAL       TEMPORARY      APPRECIATION       ACCUMULATED
   INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)      GAIN (LOSS)
 $1,805,262   $(594,767,433)  $(11,720,199)    $(2,016,489)     $(606,698,859)
 ------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, premium amortization adjustments and partnership adjustments.

The other temporary differences are primarily due to distribution payable and interest on defaulted securities.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized loss on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

      ACCUMULATED          ACCUMULATED
     UNDISTRIBUTED         NET REALIZED     ADDITIONAL
     NET INVESTMENT        GAIN (LOSS)        PAID-IN
     INCOME (LOSS)        ON INVESTMENTS      CAPITAL
      $ (2,957,144)        $(1,101,852)     $ 4,058,996
 ------------------------------------------------------

The reclassifications for the Fund are primarily due to premium amortization adjustments, paydown gain (loss), foreign currency gain (loss) and prior year return of capital.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $594,767,433 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $ 84,769
               2010                  169,119
               2011                  306,034
               2014                   34,845
       -------------------------------------------
                                    $594,767
       -------------------------------------------

The Fund utilized $37,920,713 of capital loss carryforwards during the year ended October 31, 2007.

                                              2007           2006
Distributions paid from:
  Ordinary Income                    $305,507,825    $275,734,953
  Return of Capital                            --      34,341,777
-----------------------------------------------------------------
                                     $305,507,825    $310,076,730
-----------------------------------------------------------------

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2007 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                UNFUNDED     UNREALIZED
          BORROWER             COMMITMENT   DEPRECIATION
Community Health Systems,
  Inc. Delayed Draw Term Loan
  due 7/25/14                  $2,244,260     $(54,688)
--------------------------------------------------------
Fontainebleau Las Vegas
  Resorts LLC
  Delayed Draw Term Loan
  due 6/6/14                   3,686,667       (90,372)
--------------------------------------------------------
LNR Property Corp.
  Term Loan A2 Subsequent
  Draw
  due 7/12/09                  2,830,000            --
--------------------------------------------------------

The commitment is available until the maturity date of the security.

 30 MainStay High Yield Corporate Bond Fund

NOTE 6--RESTRICTED SECURITIES:

Restricted securities held at October 31, 2007:

                                                                 PRINCIPAL
                                                                   AMOUNT/
                                                                 NUMBER OF
                                               DATE(S) OF        WARRANTS/                          10/31/07      PERCENTAGE OF
SECURITY                                      ACQUISITION           SHARES             COST            VALUE         NET ASSETS
At Home Corp.
  Convertible Bond                                7/25/01      $61,533,853      $         0      $     6,153               0.0(a)%
-------------------------------------------------------------------------------------------------------------------------------
Digital On-Demand
  Common Stock                                    1/18/05        1,095,395                0           10,954               0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                                                   1,630,227       18,548,475       15,731,691               0.3
  Warrants                                 1/22/04-9/6/07           13,754            4,097          132,589               0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Neon Communications Group, Inc.
  Common Stock                            10/4/01-10/3/07        4,706,745        2,604,918       20,603,776               0.5
-------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                    4/21/04            2,156               22               22               0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock                     6/16/04          950,000       22,798,000       22,325,000               0.5
-------------------------------------------------------------------------------------------------------------------------------
                                                                                $43,955,512      $58,810,185               1.3%
-------------------------------------------------------------------------------------------------------------------------------

(a) Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $2,248,494 and $2,019,007, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                      SHARES            AMOUNT

Year ended October 31, 2007:

Shares sold                                  99,430      $    643,212
Shares issued to shareholders in
  reinvestment of dividends:                 22,053           141,725
Shares redeemed                            (129,932)         (834,750)
                                          ---------------------------
Net decrease in shares outstanding
  before conversion                          (8,449)          (49,813)
Shares converted from Class B (See Note
  1)                                         20,206           130,264
                                          ---------------------------
Net increase                                 11,757      $     80,451
                                          ===========================
Year ended October 31, 2006:

Shares sold                                 130,312      $    816,002
Shares issued to shareholders in
  reinvestment of dividends:                 20,298           127,045
Shares redeemed                            (104,833)         (657,034)
                                          ---------------------------
Net increase in shares outstanding
  before conversion                          45,777           286,013
Shares converted from Class B (See Note
  1)                                        175,396         1,096,223
                                          ---------------------------
Net increase                                221,173      $  1,382,236
                                          ===========================

                                                      www.mainstayfunds.com   31

CLASS B                               SHARES            AMOUNT
Year ended October 31, 2007:

Shares sold                            8,400      $     53,824
Shares issued to shareholders in
  reinvestment of dividends:           5,964            38,175
Shares redeemed                      (34,821)         (223,015)
                                   ---------------------------
Net decrease in shares
  outstanding before conversion      (20,457)         (131,016)
Shares reacquired upon conversion
  into Class A (See Note 1)          (20,300)         (130,264)
                                   ---------------------------
Net decrease                         (40,757)     $   (261,280)
                                   ===========================

Year ended October 31, 2006:

Shares sold                           11,677      $     72,948
Shares issued to shareholders in
  reinvestment of dividends:           9,405            58,592
Shares redeemed                      (77,176)         (480,937)
                                   ---------------------------
Net decrease in shares
  outstanding before conversion      (56,094)         (349,397)
Shares reacquired upon conversion
  into Class A (See Note 1)         (175,959)       (1,096,223)
                                   ---------------------------
Net decrease                        (232,053)     $ (1,445,620)
                                   ===========================

CLASS C                               SHARES            AMOUNT
Year ended October 31, 2007:

Shares sold                           16,917      $    108,719
Shares issued to shareholders in
  reinvestment of dividends:           2,477            15,849
Shares redeemed                      (19,461)         (124,344)
                                   ---------------------------
Net increase (decrease)                  (67)     $        224
                                   ===========================

Year ended October 31, 2006:

Shares sold                           17,410      $    108,663
Shares issued to shareholders in
  reinvestment of dividends:           2,611            16,277
Shares redeemed                      (17,963)         (112,127)
                                   ---------------------------
Net increase                           2,058      $     12,813
                                   ===========================

CLASS I                               SHARES            AMOUNT
Year ended October 31, 2007:

Shares sold                           58,246      $    376,386
Shares issued to shareholders in
  reinvestment of dividends:           2,405            15,374
Shares redeemed                       (9,879)          (63,562)
                                   ---------------------------
Net increase                          50,772      $    328,198
                                   ===========================

Year ended October 31, 2006:

Shares sold                            8,828      $     55,402
Shares issued to shareholders in
  reinvestment of dividends:             960             6,009
Shares redeemed                       (2,357)          (14,777)
                                   ---------------------------
Net increase                           7,431      $     46,634
                                   ===========================

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay High Yield Corporate Bond Fund was $814,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measure-

 32 MainStay High Yield Corporate Bond Fund ments." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 34 MainStay High Yield Corporate Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's historical and continuing outstanding investment performance record when compared over several time periods with groupings of funds having similar investment mandates.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate to low, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees recognized the large asset size of the Fund relative to other series of the Trust, and discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, including a new breakpoint, that would reduce the Fund's management fee at asset levels above each breakpoint, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained

                                                      www.mainstayfunds.com   35
through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information showing that the Fund's asset size had decreased based in part on investment trends that appeared to focus more heavily on other asset classes. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 36 MainStay High Yield Corporate Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 0.1% to arrive at the amount eligible for qualified dividend income, 63.9% for qualified interest income and 0.7% for the corporate dividends received deduction.

In January 2008, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

  HIGH YIELD
  CORPORATE           VOTES            VOTES
  BOND FUND            FOR           WITHHELD        ABSTENTIONS          TOTAL
Susan B.
 Kerley          447,622,020.041    1,722,768.513    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
Alan R.
 Latshaw         447,693,324.347    1,651,464.207    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
Peter Meenan     447,681,312.838    1,663,475.716    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      447,680,474.394    1,664,314.160    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
Richard S.
 Trutanic        447,688,843.599    1,655,944.955    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
Roman L. Weil    447,624,656.652    1,720,131.902    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
John A.
 Weisser         447,660,728.079    1,674,060.475    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------
Brian A.
 Murdock         447,684,144.192    1,660,644.362    1,036,694.000   450,381,482.554
------------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   37

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 38 MainStay High Yield Corporate Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   39

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 40 MainStay High Yield Corporate Bond Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                      www.mainstayfunds.com   41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE LOGO) MS329-07                       MSHY11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 23
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       32
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     33
--------------------------------------------------------------------------------

Federal Income Tax Information                                                35
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  35
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        35
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               35
--------------------------------------------------------------------------------

Trustees and Officers                                                         36

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges        9.91%    17.24%     8.17%
Excluding sales charges  16.30     18.58      8.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                   9450.00                           10000.00
                                                                          10409.00                           10965.00
                                                                          12678.00                           13490.00
                                                                          11320.00                           13099.00
                                                                           9240.00                            9834.00
                                                                           9356.00                            8534.00
                                                                          11189.00                           10842.00
                                                                          12880.00                           12884.00
                                                                          14606.00                           15215.00
                                                                          18858.00                           19402.00
10/31/07                                                                  21932.00                           24236.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       10.48%    17.48%     8.00%
Excluding sales charges  15.48     17.68      8.00

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10945.00                           10965.00
                                                                          13226.00                           13490.00
                                                                          11733.00                           13099.00
                                                                           9520.00                            9834.00
                                                                           9563.00                            8534.00
                                                                          11351.00                           10842.00
                                                                          12959.00                           12884.00
                                                                          14590.00                           15215.00
                                                                          18693.00                           19402.00
10/31/07                                                                  21587.00                           24236.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL        ONE      FIVE       TEN
     TOTAL RETURNS       YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       14.49%    17.67%     7.99%
Excluding sales charges  15.49     17.67      7.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10945.00                           10965.00
                                                                          13226.00                           13490.00
                                                                          11733.00                           13099.00
                                                                           9509.00                            9834.00
                                                                           9563.00                            8534.00
                                                                          11352.00                           10842.00
                                                                          12959.00                           12884.00
                                                                          14579.00                           15215.00
                                                                          18682.00                           19402.00
10/31/07                                                                  21577.00                           24236.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL        ONE      FIVE       TEN
     TOTAL RETURNS       YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         16.96%    19.16%     9.12%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                  10000.00                           10000.00
                                                                          11036.00                           10965.00
                                                                          13458.00                           13490.00
                                                                          12039.00                           13099.00
                                                                           9831.00                            9834.00
                                                                           9968.00                            8534.00
                                                                          11946.00                           10842.00
                                                                          13823.00                           12884.00
                                                                          15756.00                           15215.00
                                                                          20473.00                           19402.00
10/31/07                                                                  23945.00                           24236.00

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL        ONE      FIVE       TEN
     TOTAL RETURNS       YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         16.88%    18.97%     8.97%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                  10000.00                           10000.00
                                                                          11015.00                           10965.00
                                                                          13423.00                           13490.00
                                                                          11995.00                           13099.00
                                                                           9783.00                            9834.00
                                                                           9909.00                            8534.00
                                                                          11867.00                           10842.00
                                                                          13712.00                           12884.00
                                                                          15572.00                           15215.00
                                                                          20206.00                           19402.00
10/31/07                                                                  23618.00                           24236.00

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL        ONE      FIVE       TEN
     TOTAL RETURNS       YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         16.49%    18.75%     8.75%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10989.00                           10965.00
                                                                          13364.00                           13490.00
                                                                          11915.00                           13099.00
                                                                           9703.00                            9834.00
                                                                           9799.00                            8534.00
                                                                          11703.00                           10842.00
                                                                          13506.00                           12884.00
                                                                          15333.00                           15215.00
                                                                          19861.00                           19402.00
10/31/07                                                                  23136.00                           24236.00

Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C), 1/2/04 (for Class I, R1 and R2) and 4/28/06 (for Class R3), performance for Class C, I, R1, R2 and R3 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C, I, R1, R2, and R3 shares upon initial offer. Unadjusted, the performance shown for the newer classes of shares might have been lower.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay International Equity Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL        ONE    FIVE     TEN
     TOTAL RETURNS       YEAR    YEARS   YEARS
----------------------------------------------
                         16.35%  18.27%  8.49%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10989.00                           10965.00
                                                                          13332.00                           13490.00
                                                                          11875.00                           13099.00
                                                                           9674.00                            9834.00
                                                                           9756.00                            8534.00
                                                                          11627.00                           10842.00
                                                                          13327.00                           12884.00
                                                                          15064.00                           15215.00
                                                                          19408.00                           19402.00
10/31/07                                                                  22580.00                           24236.00

                                                    ONE    FIVE     TEN
BENCHMARK PERFORMANCE                              YEAR    YEARS   YEARS
------------------------------------------------------------------------

MSCI EAFE Index(2)                                 24.91%  23.21%  9.26%
Average Lipper international multi-cap core
  fund(3)                                          27.22   22.56   9.81

1. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 18.55% for Class A, 17.63% for Class B, 17.65% for Class C, 19.15% for Class I, 18.93% for Class R1 and 18.71% for Class R2 for the five-year period ended October 31, 2007, and 8.77% for Class A, 7.98% for Class B, 7.98% for Class C, 9.12% for Class I, 8.96% for Class R1 and 8.73% for Class R2 for the ten-year period then ended. Class R3 shares were not affected because the reimbursement occurred prior to the launch of the share class.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE TWO PRECEDING PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,018.90           $ 8.04            $1,017.10            $ 8.03
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,014.65           $11.93            $1,013.25            $11.93
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,015.35           $11.84            $1,013.35            $11.82
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,021.45           $ 5.25            $1,019.85            $ 5.24
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,021.05           $ 5.76            $1,019.35            $ 5.75
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,019.30           $ 7.02            $1,018.10            $ 7.02
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,018.85           $ 8.29            $1,016.85            $ 8.29
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.58% for Class A, 2.35% for Class B, 2.33% for Class C, 1.03% for Class I, 1.13% for Class R1, 1.38% for Class R2 and 1.63% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 8   MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                    93.00
Short-Term Investments (collateral from securities lending                       11.20
  is 10.2%)
Warrants                                                                          2.70
Purchased Put Options                                                            0.00*
Written Call Options                                                             (0.30)
Liabilities in Excess of Cash and Other Assets                                   (6.60)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  MediaSet S.p.A.
 3.  Reed Elsevier N.V.
 4.  TNT N.V.
 5.  Snam Rete Gas S.p.A.
 6.  Nestle S.A. Registered
 7.  Diageo PLC(+)
 8.  Roche Holding AG Genusscheine
 9.  Hannover Rueckversicherung AG
10.  BP PLC

+ Security trades on more than one exchange.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay International Equity Fund returned 16.30% for Class A shares, 15.48% for Class B shares and 15.49% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 16.96%, Class R1 shares returned 16.88%, Class R2 shares returned 16.49% and Class R3 shares returned 16.35%. All share classes underperformed the 27.22% return of the average Lipper(1) international multi-cap core fund and the 24.91% return of the MSCI EAFE(R) Index(2) for the 12 months ended October 31, 2007. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE?

We remained focused on the analysis of individual business models and sought to invest in quality companies. Our bottom-up security selection process is based on reasonable valuations rather than market perceptions. During the reporting period, this approach pointed the Fund to companies in the transportation, media and technology hardware & equipment industry groups and away from companies in capital goods, materials and banks.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE WEAK CONTRIBUTORS?

Banks and diversified financials made the largest contribution to the Fund's relative performance during the reporting period because of security selection and underweight allocations. Toward the end of the reporting period, the financials sector as a whole declined, as credit issues in the mortgage market became more apparent. The retailing industry group was also a strong contributor to the Fund's performance. Esprit, a Hong Kong-based global clothing retailer, performed well as its growth prospects in Europe improved.

Exposure to the technology hardware & equipment industry group detracted from the Fund's relative results, primarily because of an overweight position in Ericsson, a Sweden-based wireless equipment company. Late in the reporting period, Ericsson warned that earnings would miss target levels, and the company's share price declined.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS DID PARTICULARLY WELL AND WHICH HOLDINGS WERE WEAK?

Ryanair, a low-cost airline headquartered in Ireland, was among the strongest positive contributors to the Fund's performance. The company raised fares and ancillary revenues to offset high jet-fuel prices. Tesco, the U.K.'s largest food retailer, saw its shares advance on better-than-anticipated progress in the company's U.S. expansion. Nestle, the world's largest food manufacturer, saw its major restructuring efforts begin to bear fruit with expanding profit margins and growing revenues.

The Fund's weakest holding during the reporting period was Italian media company MediaSet, which has been highly profitable but underperformed when weakness in the Italian advertising market led to earnings downgrades. The Fund continues to hold the stock. Another weak holding was Ireland-based C&C Group, a major beverage company with a unique franchise in the cider industry. The company's stock declined after the company missed earnings expectations following a wet and cool summer. Wireless equipment supplier Ericsson also detracted from Fund results.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We established new positions in Japan's NTT DoCoMo and Italy's Telecom Italia as the outlook for cash flow and earnings in the telecommunication services sector improved. When Puma's share price dropped we found the valuations compelling and increased the Fund's position.

We sold stocks that we felt had reached their intrinsic value and had become stretched on a valuation basis. Japanese pharmaceutical company Takeda Pharmaceutical, Canadian software company Cognos and U.K.-based Royal Bank of Scotland all fit this description. We also eliminated the Fund's position in HongKong Electric in advance of a


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the MSCI EAFE(R) Index.

 10   MainStay International Equity Fund
challenging regulatory review set for the end of 2007.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund held significantly overweight positions relative to the MSCI EAFE(R) Index in transportation, technology hardware & equipment, media and food & staples retailing and a more modestly overweight position in health care. On the same date, the Fund was underweight relative to the Index in banks, capital goods and materials. The Fund held market-weight positions in utilities and energy. The overweight position in media and a lack of exposure to materials hurt the Fund's relative results during the reporting period.

During the reporting period, we found fewer compelling investment opportunities in Japan than we did in Europe and the rest of Asia. As a result, the Fund maintained its underweight position in Japan.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                           SHARES          VALUE
COMMON STOCKS (93.0%)+
--------------------------------------------------------------------------------
BELGIUM (1.0%)
Barco N.V. (electronic
 equipment & instruments)                                  25,600   $  2,104,081
Fortis N.V. (diversified
 financial services)                                      215,000      6,870,328
                                                                    ------------
                                                                       8,974,409
                                                                    ------------
BRAZIL (0.4%)
Gol Linhas Aereas Inteligentes S.A., ADR
 (airlines) (a)(b)                                        112,500      3,080,250
Tam S.A., ADR (airlines) (a)(b)                            15,900        469,050
                                                                    ------------
                                                                       3,549,300
                                                                    ------------
CANADA (0.9%)
Loblaw Cos., Ltd. (food & staples retailing) (b)          178,700      8,283,780
                                                                    ------------
DENMARK (0.2%)
William Demant Holding (health care equipment &
 supplies) (b)(c)                                          15,600      1,429,524
                                                                    ------------
FINLAND (0.8%)
TietoEnator Oyj (IT Services) (b)                         316,230      7,755,209
                                                                    ------------

FRANCE (3.9%)
BNP Paribas S.A. (commercial banks)                        50,180      5,530,848
M6-Metropole Television (media) (b)                       175,020      5,182,056
Sanofi-Aventis, ADR (pharmaceuticals) (a)(b)               53,300      2,345,733
Societe Television Francaise 1 (media)                    363,900     10,062,861
Total S.A. (oil, gas & consumable fuels)                  154,600     12,462,585
                                                                    ------------
                                                                      35,584,083
                                                                    ------------
GERMANY (8.4%)
AWD Holding A.G. (capital markets) (b)                     83,395      2,762,738
Bayerische Motoren Werke A.G. (automobiles)               190,338     12,746,263
V  Hannover Rueckversicherung A.G. (insurance) (b)        488,932     25,815,437
MLP A.G. (capital markets) (b)                            213,693      2,832,337
Puma A.G. Rudolf Dassler Sport (textiles, apparel
 & luxury goods)                                           53,730     23,031,629
Rational A.G. (household durables)                          6,400      1,483,315
Rheinmetall A.G.
 (industrial conglomerates)                                63,112      5,624,213
Siemens A.G.
 (industrial conglomerates)                                22,100      3,000,254
                                                                    ------------
                                                                      77,296,186
                                                                    ------------


                                                           SHARES          VALUE
GREECE (2.8%)
Hellenic Telecommunications Organization S.A.
 (diversified
 telecommunication services)                               28,900   $  1,057,462
OPAP S.A. (hotels,
 restaurants & leisure)                                   604,948     24,711,587
                                                                    ------------
                                                                      25,769,049
                                                                    ------------
HONG KONG (0.8%)
Alibaba.com, Ltd. (IT Services) (d)                        10,200         17,767
Esprit Holdings, Ltd. (specialty retail)                  274,000      4,525,273
Yue Yuen Industrial Holdings, Ltd. (textiles,
 apparel & luxury goods)                                  905,500      2,774,830
                                                                    ------------
                                                                       7,317,870
                                                                    ------------
INDIA (0.1%)
Infosys Technologies, Ltd., Sponsored ADR (IT
 Services) (a)                                             18,000        916,920
                                                                    ------------

IRELAND (2.0%)
Bank of Ireland (commercial banks)                        735,200     13,578,418
C&C Group PLC (beverages)                                 559,232      4,495,919
                                                                    ------------
                                                                      18,074,337
                                                                    ------------
ITALY (12.4%)
Assicurazioni Generali S.p.A. (insurance)                 214,050     10,173,138
Enel S.p.A. (electric utilities)                        1,429,600     17,115,551
ENI S.p.A. (oil, gas & consumable fuels) (b)              237,300      8,662,271
Fondiaria-Sai S.p.A. (insurance)                           18,700        907,173
V  MediaSet S.p.A. (media)                              3,494,810     36,196,210
V  Snam Rete Gas S.p.A. (gas utilities) (b)             4,741,581     30,667,483
Telecom Italia S.p.A. (diversified
 telecommunication services)                            2,949,100      7,621,103
Terna S.p.A. (electric utilities)                         900,000      3,523,236
                                                                    ------------
                                                                     114,866,165
                                                                    ------------
JAPAN (9.0%)
ASKUL Corp. (internet & catalog retail) (b)                63,600      1,601,508
Canon, Inc. (office electronics)                          326,550     16,275,842
FamilyMart Co., Ltd. (food &
 staples retailing)                                        71,900      2,094,084
Hoya Pentax HD Corp. (electronic equipment &
 instruments)                                              98,700      3,567,625
Keyence Corp. (electronic
 equipment & instruments)                                  14,900      3,418,741

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

 12   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Mabuchi Motor Co., Ltd. (electronic equipment &
 instruments)                                               7,000   $    470,853
MISUMI Group, Inc. (trading companies &
 distributors) (b)                                        281,500      4,731,318
Nippon Television Network Corp. (media)                    17,000      2,186,798
Nitto Denko Corp. (chemicals)                              44,100      2,136,861
NTT DoCoMo, Inc. (wireless telecommunication
 services)                                                  7,343     10,565,926
OBIC Co., Ltd. (IT Services)                               37,820      7,563,017
Otsuka Corp. (IT Services)                                 28,200      2,691,302
RICOH Co., Ltd. (office electronics)                      686,400     13,416,825
Ryohin Keikaku Co., Ltd.
 (multiline retail)                                       176,300     11,064,118
Tokyo Gas Co., Ltd. (gas utilities)                       245,500      1,087,423
                                                                    ------------
                                                                      82,872,241
                                                                    ------------
NETHERLANDS (8.6%)
ING Groep N.V. (diversified
 financial services)                                      214,000      9,622,080
Randstad Holdings N.V. (commercial services &
 supplies) (b)                                            155,371      8,610,897
V  Reed Elsevier N.V. (media)                           1,599,570     30,932,713
V  TNT N.V. (air freight & logistics)                     750,746     30,710,806
                                                                    ------------
                                                                      79,876,496
                                                                    ------------
SINGAPORE (1.2%)
DBS Group Holdings, Ltd.
 (commercial banks)                                       414,000      6,409,732
Venture Corp., Ltd. (electronic equipment &
 instruments)                                             516,300      4,960,306
                                                                    ------------
                                                                      11,370,038
                                                                    ------------
SPAIN (2.9%)
Antena 3 de Television S.A. (media)                       496,624      8,805,269
Banco Popular Espanol S.A. (commercial banks)             840,970     14,679,154
Indra Sistemas S.A. (IT Services)                         129,266      3,750,583
                                                                    ------------
                                                                      27,235,006
                                                                    ------------
SWEDEN (4.0%)
Assa Abloy AB Class B
 (building products)                                      278,400      5,829,173
Svenska Handelsbanken Class A (commercial banks)          187,900      6,226,801
Telefonaktiebolaget LM Ericsson Class B
 (communications equipment)                             5,834,800     17,452,822
Telefonaktiebolaget LM Ericsson, Sponsored ADR
 (communications
 equipment) (a)                                           242,700      7,293,135
                                                                    ------------
                                                                      36,801,931
                                                                    ------------


                                                           SHARES          VALUE
SWITZERLAND (11.9%)
Geberit A.G. (building products)                           16,237   $  2,188,014
Logitech International S.A. Registered (computers
 & peripherals) (c)                                       398,227     14,065,378
V  Nestle S.A. Registered (food products)                  64,610     29,811,848
Novartis A.G. Registered (pharmaceuticals)                221,548     11,781,213
Novartis A.G., ADR (pharmaceuticals) (a)                  199,100     10,586,147
V  Roche Holding A.G. Genusscheine
 (pharmaceuticals)                                        162,225     27,672,358
Swiss Reinsurance Registered (insurance)                   76,800      7,206,630
Temenos Group A.G. (software) (c)                          42,203      1,174,937
UBS A.G. (capital markets)                                 83,400      4,477,746
UBS A.G. Registered (capital markets)                      22,300      1,192,580
                                                                    ------------
                                                                     110,156,851
                                                                    ------------
UNITED KINGDOM (19.2%)
V  BP PLC, Sponsored ADR (oil, gas & consumable
 fuels) (a)                                               323,233     25,208,942
Burberry Group PLC (textiles, apparel & luxury
 goods)                                                    72,800        930,944
Cobham PLC (aerospace & defense)                          569,400      2,492,222
V  Diageo PLC (beverages)                               1,053,261     24,090,502
Diageo PLC, Sponsored ADR (beverages) (a)                  47,216      4,332,068
Friends Provident PLC (insurance)                       1,027,600      3,931,507
Lloyds TSB Group PLC
 (commercial banks)                                     1,838,700     20,855,605
Lloyds TSB Group PLC, Sponsored ADR (commercial
 banks) (a)(b)                                             52,910      2,419,045
Man Group PLC (capital markets)                            44,400        542,847
Provident Financial PLC
 (consumer finance)                                       463,598      8,497,301
Rolls-Royce Group PLC (aerospace & defense) (c)           950,799     10,636,240
Rolls-Royce Group PLC--Class B (aerospace &
 defense) (d)                                          38,412,279         79,871
Royal Dutch Shell PLC Class A, ADR (oil, gas &
 consumable fuels) (a)(b)                                  80,100      7,009,551
V  Tesco PLC (food & staples retailing)                 4,675,735     47,444,608
Ultra Electronics Holdings
 (aerospace & defense)                                     54,182      1,410,511
Vodafone Group PLC, ADR (wireless
 telecommunication services) (a)                          459,024     18,025,873
                                                                    ------------
                                                                     177,907,637
                                                                    ------------
UNITED STATES (2.5%)
Aflac, Inc. (insurance)                                   365,802     22,965,050

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Synthes, Inc. (health care
 equipment & supplies)                                      3,880   $    484,330
                                                                    ------------
                                                                      23,449,380
                                                                    ------------
Total Common Stocks
 (Cost $715,674,595)                                                 859,486,412
                                                                    ------------
                                                        NUMBER OF
                                                        CONTRACTS          VALUE
PURCHASED PUT OPTIONS (0.0%)++
--------------------------------------------------------------------------------

FRANCE (0.0%)++
BNP Paribas S.A.
 Strike Price $70.00
 Expire 11/16/07 (commercial banks)                           214         11,780
                                                                    ------------
ITALY (0.0%)++
Assicurazioni Generali S.p.A.
 Strike Price $28.00
 Expire 11/16/07 (insurance)                                1,225          3,123
                                                                    ------------

NETHERLANDS (0.0%)++
ING Groep N.V.
 Strike Price $29.00
 Expire 11/16/07 (diversified financial services)             523         11,364
 Strike Price $28.00
 Expire 11/16/07 (diversified financial services)             520          7,532
                                                                    ------------
                                                                          18,896
                                                                    ------------

SWITZERLAND (0.0%)++
Swiss Reinsurance Registered
 Strike Price $96.00
 Expire 11/16/07 (insurance)                                2,560          1,547
                                                                    ------------
Total Purchased Put Options
 (Cost $324,387)                                                          35,346
                                                                    ------------
                                                        NUMBER OF
                                                         WARRANTS
WARRANTS (2.7%)
--------------------------------------------------------------------------------
IRELAND (2.7%)
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08 (airlines) (c)(e)                       2,917,432     24,785,761
                                                                    ------------
Total Warrants
 (Cost $14,012,372)                                                   24,785,761
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (11.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
UNITED STATES (1.0%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07 (banks)                         $   9,535,000   $  9,535,000
                                                                    ------------
Total Commercial Paper
 (Cost $9,535,000)                                                     9,535,000
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (10.2%)
UNITED STATES (10.2%)
State Street Navigator Securities Lending Prime
 Portfolio (banks) (f)                                 94,092,291     94,092,291
                                                                    ------------
Total Investment Company
 (Cost $94,092,291)                                                   94,092,291
                                                                    ------------
Total Short-Term Investments
 (Cost $103,627,291)                                                 103,627,291
                                                                    ------------
Total Investments
 (Cost $833,638,645)                                        106.9%   987,934,810(g)
Liabilities in Excess of
 Cash and Other Assets                                       (6.9)   (63,659,157)
                                                    -------------   ------------
Net Assets                                                  100.0%  $924,275,653
                                                    =============   ============
                                                        NUMBER OF
                                                        CONTRACTS          VALUE
WRITTEN CALL OPTIONS (-0.3%)
--------------------------------------------------------------------------------
FRANCE (0.0%)++
BNP Paribas S.A.
 Strike Price $80.00
 Expire 11/16/07 (commercial banks)                          (214)  $    (20,769)
                                                                    ------------
Total S.A.
 Strike Price $60.00
 Expire 11/16/07 (oil, gas & consumable fuels)               (232)        (1,680)
                                                                    ------------
                                                                         (22,449)
                                                                    ------------
GERMANY (0.0%)++
Bayerische Motoren Werke AG
 Strike Price $50.00
 Expire 11/16/07 (automobiles)                               (366)        (6,892)
 Strike Price $47.00
 Expire 11/16/07 (automobiles)                               (377)       (40,958)
                                                                    ------------
                                                                         (47,850)
                                                                    ------------

 14   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NUMBER OF
                                                        CONTRACTS          VALUE
WRITTEN CALL OPTIONS (CONTINUED)
--------------------------------------------------------------------------------
ITALY (0.0%)++
Assicurazioni Generali S.p.A.
 Strike Price $32.00
 Expire 11/16/07 (insurance)                               (1,225)  $   (191,466)
 Strike Price $37.00
 Expire 1/18/08 (insurance)                                  (507)       (16,054)
Snam Rete Gas S.p.A.
 Strike Price $4.60
 Expire 11/16/07 (gas utilities)                             (369)        (9,407)
 Strike Price $4.80
 Expire 12/21/07 (gas utilities)                             (364)        (9,069)
                                                                    ------------
                                                                        (225,996)
                                                                    ------------
NETHERLANDS (0.0%)++
ING Groep N.V.
 Strike Price $33.00
 Expire 11/16/07 (diversified financial services)            (523)        (7,576)
 Strike Price $32.00
 Expire 11/16/07 (diversified financial services)            (520)       (18,831)
                                                                    ------------
                                                                         (26,407)
                                                                    ------------
SWEDEN (0.0%)++
Svenska Handelsbanken Class A
 Strike Price $220.00
 Expire 11/16/07 (commercial banks)                          (747)        (4,704)
                                                                    ------------

SWITZERLAND (-0.1%)
Logitech International S.A. Registered
 Strike Price $30.00
 Expire 11/17/07 (computers & peripherals)                   (798)      (438,900)
 Strike Price $35.00
 Expire 12/22/07 (computers & peripherals)                 (1,604)      (344,860)
Nestle S.A. Registered
 Strike Price $560.00
 Expire 11/16/07 (food products)                             (500)        (3,410)
 Strike Price $580.00
 Expire 1/18/08 (food products)                              (560)       (16,534)
Swiss Reinsurance Registered
 Strike Price $105.00
 Expire 11/16/07 (insurance)                               (2,560)      (104,088)
                                                                    ------------
                                                                        (907,792)
                                                                    ------------

                                                        NUMBER OF
                                                        CONTRACTS          VALUE
UNITED KINGDOM (-0.1%)
BP PLC, Sponsored ADR
 Strike Price $75.00
 Expire 1/19/08 (oil, gas & consumable fuels) (a)            (416)  $   (220,480)
 Strike Price $85.00
 Expire 1/19/08 (oil, gas & consumable fuels) (a)            (301)       (30,100)
Diageo PLC
 Strike Price $1,150.00
 Expire 11/16/07 (beverages)                                 (105)        (6,550)
 Strike Price $1,200.00
 Expire 12/21/07 (beverages)                                 (136)       (12,725)
Lloyds TSB Group PLC
 Strike Price $580.00
 Expire 11/16/07 (commercial banks)                          (208)        (8,650)
Tesco PLC
 Strike Price $480.00
 Expire 11/16/07 (food & staples retailing)                  (243)       (75,790)
 Strike Price $52.00
 Expire 12/21/07 (food & staples retailing)                  (975)      (141,912)
 Strike Price $520.00
 Expire 1/18/08 (food & staples retailing)                   (234)       (49,873)
Vodafone Group PLC, ADR
 Strike Price $37.50
 Expire 11/17/07 (wireless telecommunication
 services) (a)                                               (638)      (153,120)
 Strike Price $40.00
 Expire 11/17/07 (wireless telecommunication
 services) (a)                                               (630)       (40,950)
 Strike Price $40.00
 Expire 1/19/08 (wireless telecommunication
 services) (a)                                               (310)       (58,900)
                                                                    ------------
                                                                        (799,050)
                                                                    ------------
UNITED STATES (-0.1%)
AFLAC, Inc.
 Strike Price $60.00
 Expire 1/19/08 (insurance)                                  (527)      (258,230)
 Strike Price $65.00
 Expire 1/19/08 (insurance)                                  (397)       (79,400)
                                                                    ------------
                                                                        (337,630)
                                                                    ------------
Total Written Call Options
 (Premium Received $917,434)                                        $ (2,371,878)
                                                                    ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not
     limited to, forwards, TBA's, options and futures. These
     securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  ADR--American Depositary Receipt.
(b)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $89,260,161; cash collateral of $94,092,291 (included in
     liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(c)  Non-income producing security.
(d)  Fair valued security. The total market value of the security at October 31, 2007 is $97,638, which reflects less than
     0.1% of the Fund's net assets.
(e)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  At October 31, 2007, cost is $837,174,881 for federal income tax purposes and net unrealized appreciation is as follows:

         Gross unrealized appreciation                  $       165,123,866
         Gross unrealized depreciation                          (14,363,937)
                                                        -------------------
         Net unrealized appreciation                    $       150,759,929
                                                        ===================

The following abbreviations are used in the above portfolio:
E--Euro

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                           VALUE     PERCENT+
Aerospace & Defense                                 $ 14,618,844          1.6%
Air Freight & Logistics                               30,710,806          3.3
Airlines                                              28,335,061          3.1
Automobiles                                           12,746,263          1.4
Banks                                                103,627,291         11.2
Beverages                                             32,918,489          3.6
Building Products                                      8,017,187          0.9
Capital Markets                                       11,808,248          1.3
Chemicals                                              2,136,861          0.2
Commercial Banks                                      69,711,383          7.5
Commercial Services & Supplies                         8,610,897          0.9
Communications Equipment                              24,745,957          2.7
Computers & Peripherals                               14,065,378          1.5
Consumer Finance                                       8,497,301          0.9
Diversified Financial Services                        16,511,304          1.8
Diversified Telecommunication Services                 8,678,565          0.9
Electric Utilities                                    20,638,787          2.2
Electronic Equipment & Instruments                    14,521,606          1.6
Food & Staples Retailing                              57,822,473          6.3
Food Products                                         29,811,848          3.2
Gas Utilities                                         31,754,906          3.4
Health Care Equipment & Supplies                       1,913,854          0.2
Hotels, Restaurants & Leisure                         24,711,587          2.7
Household Durables                                     1,483,315          0.2
Industrial Conglomerates                               8,624,467          0.9
Insurance                                             71,003,605          7.7
Internet & Catalog Retail                              1,601,508          0.2
IT Services                                           22,694,798          2.5
Media                                                 93,365,907         10.1
Multiline Retail                                      11,064,118          1.2
Office Electronics                                    29,692,667          3.2
Oil, Gas & Consumable Fuels                           53,343,349          5.7
Pharmaceuticals                                       52,385,451          5.7
Software                                               1,174,937          0.1
Specialty Retail                                       4,525,273          0.5
Textiles, Apparel & Luxury Goods                      26,737,403          2.9
Trading Companies & Distributors                       4,731,318          0.5
Wireless Telecommunication Services                   28,591,798          3.1
                                                    ------------   ----------
                                                     987,934,810        106.9
Liabilities in Excess of Cash and Other Assets       (63,659,157)        (6.9)
                                                    ------------   ----------
Net Assets                                          $924,275,653        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.

 16   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $833,638,645) including
  $89,260,161 market value of securities
  loaned                                      $  987,934,810
Cash denominated in foreign currencies
  (identified cost $23,612,260)                   24,862,520
Cash                                                  22,715
Receivables:
  Investment securities sold                      14,942,891
  Dividends and interest                           2,496,940
  Fund shares sold                                   561,469
  Premium on written options                         160,428
Other assets                                          26,052
Unrealized appreciation on foreign currency
  forward contracts                                1,052,043
                                              --------------
    Total assets                               1,032,059,868
                                              --------------
LIABILITIES:
Securities lending collateral                     94,092,291
Written options, at value (premiums received
  $917,434)                                        2,371,878
Payables:
  Investment securities purchased                  6,094,202
  Manager (See Note 3)                               680,705
  Fund shares redeemed                               593,508
  Transfer agent (See Note 3)                        175,397
  NYLIFE Distributors (See Note 3)                   132,714
  Shareholder communication                          101,144
  Custodian                                          100,735
  Professional fees                                   40,024
  Trustees                                            10,531
Accrued expenses                                       8,365
Unrealized depreciation on foreign currency
  forward contracts                                3,382,721
                                              --------------
    Total liabilities                            107,784,215
                                              --------------
Net assets                                    $  924,275,653
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                 $      511,856
Additional paid-in capital                       682,654,347
                                              --------------
                                                 683,166,203
Accumulated undistributed net investment
  income                                           7,704,101
Accumulated undistributed net realized gain
  on investments and foreign currency
  transactions                                    81,577,170
Net unrealized appreciation on investments
  and written options                         $  152,841,721
Net unrealized depreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                      (1,013,542)
                                              --------------
Net assets                                    $  924,275,653
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  186,738,205
                                              ==============
Shares of beneficial interest outstanding         10,320,203
                                              ==============
Net asset value per share outstanding         $        18.09
Maximum sales charge (5.50% of offering
  price)                                                1.05
                                              --------------
Maximum offering price per share outstanding  $        19.14
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   76,081,192
                                              ==============
Shares of beneficial interest outstanding          4,477,375
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        16.99
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $   25,677,033
                                              ==============
Shares of beneficial interest outstanding          1,511,936
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        16.98
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  631,205,964
                                              ==============
Shares of beneficial interest outstanding         34,623,885
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        18.23
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $    4,158,168
                                              ==============
Shares of beneficial interest outstanding            229,351
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        18.13
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $      358,163
                                              ==============
Shares of beneficial interest outstanding             19,748
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        18.14
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       56,928
                                              ==============
Shares of beneficial interest outstanding              3,146
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        18.10
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 23,110,606
  Income from securities loaned--net                 860,344
  Interest                                           217,669
                                                -------------
    Total income                                  24,188,619
                                                -------------
EXPENSES:
  Manager (See Note 3)                             7,496,336
  Transfer agent--Classes A, B and C (See Note
    3)                                               839,921
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     135,365
  Distribution--Class B (See Note 3)                 562,674
  Distribution--Class C (See Note 3)                 170,961
  Distribution--Class R3 (See Note 3)                     73
  Distribution/Service--Class A (See Note 3)         438,625
  Service--Class B (See Note 3)                      187,557
  Service--Class C (See Note 3)                       56,986
  Distribution/Service--Class R2 (See Note 3)            828
  Distribution/Service--Class R3 (See Note 3)             73
  Custodian                                          367,478
  Shareholder communication                          168,954
  Professional fees                                  158,023
  Recordkeeping                                      111,917
  Registration                                        98,257
  Trustees                                            46,477
  Shareholder service--Class R1 (See Note 3)           4,101
  Shareholder service--Class R2 (See Note 3)             331
  Shareholder service--Class R3 (See Note 3)              29
  Miscellaneous                                       44,573
                                                -------------
    Total expenses before recoupment              10,889,539
  Net recouped fees (See Note 3)                     176,299
                                                -------------
    Net expenses                                  11,065,838
                                                -------------
Net investment income                             13,122,781
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                         $ 83,189,488
  Written option transactions                        866,994
  Foreign currency transactions                   (8,163,249)
                                                -------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    75,893,233
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           39,767,134
  Written option contracts                        (1,454,444)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                401,168
                                                -------------
Net change in unrealized appreciation on
  investments, foreign currency transactions
  and written option transactions                 38,713,858
                                                -------------
Net realized and unrealized gain on
  investments, foreign currency transactions
  and written option transactions                114,607,091
                                                -------------
Net increase in net assets resulting from
  operations                                    $127,729,872
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,376,068.

 18   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                         2007                2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $ 13,122,781   $  11,172,191
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions          75,893,233      47,557,337
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 26.)                                    --         772,000
 Net change in unrealized
  appreciation (depreciation) on
  investments, foreign currency
  transactions and written option
  transactions                         38,713,858      84,112,240
                                     ----------------------------
 Net increase in net assets
  resulting from operations           127,729,872     143,613,768
                                     ----------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (695,182)       (290,676)
   Class I                             (4,859,067)     (1,466,906)
   Class R1                               (34,454)        (26,140)
   Class R2                                (2,755)         (1,818)
   Class R3                                   (56)             --
                                     ----------------------------
                                       (5,591,514)     (1,785,540)
                                     ----------------------------
 From net realized gain on investments:
   Class A                             (9,929,084)     (3,820,332)
   Class B                             (4,875,985)     (4,019,174)
   Class C                             (1,282,100)       (517,420)
   Class I                            (35,093,105)     (6,453,914)
   Class R1                              (257,357)       (141,124)
   Class R2                               (27,504)        (18,053)
   Class R3                                  (732)             --
                                     ----------------------------
                                      (51,465,867)    (14,970,017)
                                     ----------------------------
 Total dividends and distributions
  to shareholders                     (57,057,381)    (16,755,557)
                                     ----------------------------

                                         2007                2006
 Capital share transactions:
  Net proceeds from sale of shares   $221,836,609   $ 417,067,683
  Net asset value of shares issued
   to shareholders in reinvestment
   of dividends and distributions      46,704,468      14,320,707
  Cost of shares redeemed+           (169,504,999)   (130,278,448)
 Net asset value of shares converted (See Note
  1):
   Class A                              7,792,316      33,509,731
   Class B                             (7,792,316)    (33,509,731)
                                     ----------------------------
   Increase in net assets derived
    from capital share transactions    99,036,078     301,109,942
                                     ----------------------------
   Net increase in net assets         169,708,569     427,968,153

NET ASSETS:
Beginning of year                     754,567,084     326,598,931
                                     ----------------------------
End of year                          $924,275,653   $ 754,567,084
                                     ============================
Accumulated undistributed net
  investment income at end of year   $  7,704,101   $   6,845,067
                                     ============================

+ Cost of shares redeemed net of redemption fee of $20,373 and $12,195 for the years ended October 31, 2007 and 2006, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                                                                                    JANUARY 1,
                                                                                                       2003*
                                                                                                      THROUGH         YEAR ENDED
                                                          YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                              2007         2006          2005           2004           2003              2002
Net asset value at beginning of period      $  16.69     $   13.53      $ 11.95        $ 10.50        $  8.73         $    9.11
                                            --------     ---------      -------        -------      -----------      ------------
Net investment income (loss) (a)                0.22          0.24         0.15           0.07           0.08             (0.00)(b)
Net realized and unrealized gain (loss) on
  investments                                   2.54          3.65(e)      1.59           1.48           1.63             (0.43)
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.17)        (0.10)       (0.14)          0.03           0.04              0.05
                                            --------     ---------      -------        -------      -----------      ------------
Total from investment operations                2.59          3.79         1.60           1.58           1.75             (0.38)
                                            --------     ---------      -------        -------      -----------      ------------
Less dividends and distributions:
  From net investment income                   (0.07)        (0.04)       (0.02)         (0.13)            --                --
  From net realized gain on investments        (1.12)        (0.59)          --             --             --                --
                                            --------     ---------      -------        -------      -----------      ------------
Total dividends and distributions              (1.19)        (0.63)       (0.02)         (0.13)            --                --
                                            --------     ---------      -------        -------      -----------      ------------
Redemption fee (a)                              0.00(b)       0.00(b)      0.00(b)        0.00(b)        0.02                --
                                            --------     ---------      -------        -------      -----------      ------------
Net asset value at end of period            $  18.09     $   16.69      $ 13.53        $ 11.95        $ 10.50         $    8.73
                                            ========     =========      =======        =======      ===========      ============
Total investment return (c)                    16.30%        29.11%(d)(e)   13.40%       15.11%         20.27%(f)         (4.17%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  1.25%         1.65%        1.15%          0.60%          0.99%+           (0.05%)
  Net expenses                                  1.58%         1.62%        1.74%          1.90%          2.27%+            2.26%
  Expenses (before
    recoupment/waiver/reimbursement)            1.55%         1.67%(d)     1.76%            --             --                --
Portfolio turnover rate                           49%           50%          51%            54%            71%              102%
Net assets at end of period (in 000's)      $186,738     $ 145,964      $87,204        $70,252        $43,747         $  30,084

                                                                                    CLASS C
                                            ---------------------------------------------------------------------------------------
                                                                                                      JANUARY 1,
                                                                                                         2003*
                                                                                                        THROUGH         YEAR ENDED
                                                           YEAR ENDED OCTOBER 31,                     OCTOBER 31,      DECEMBER 31,
                                             2007           2006            2005           2004          2003              2002
Net asset value at beginning of period      $ 15.77      $    12.87        $ 11.44        $10.09        $  8.44          $  8.87
                                            -------      ----------        -------        ------      -----------      ------------
Net investment income (loss) (a)               0.09            0.13           0.05         (0.02)          0.02            (0.08)
Net realized and unrealized gain (loss) on
  investments                                  2.40            3.45(e)        1.52          1.41           1.57            (0.40)
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.16)          (0.09)         (0.14)         0.03           0.04             0.05
                                            -------      ----------        -------        ------      -----------      ------------
Total from investment operations               2.33            3.49           1.43          1.42           1.63            (0.43)
                                            -------      ----------        -------        ------      -----------      ------------
Less dividends and distributions:
  From net investment income                     --              --             --         (0.07)            --               --
  From net realized gain on investments       (1.12)          (0.59)            --            --             --               --
                                            -------      ----------        -------        ------      -----------      ------------
Total dividends and distributions             (1.12)          (0.59)            --         (0.07)            --               --
                                            -------      ----------        -------        ------      -----------      ------------
Redemption fee (a)                             0.00(b)         0.00(b)        0.00(b)       0.00(b)        0.02               --
                                            -------      ----------        -------        ------      -----------      ------------
Net asset value at end of period            $ 16.98      $    15.77        $ 12.87        $11.44        $ 10.09          $  8.44
                                            =======      ==========        =======        ======      ===========      ============
Total investment return (c)                   15.49%          28.15%(d)(e)   12.50%        14.16%         19.55%(f)        (4.85%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.53%           0.91%          0.40%        (0.15%)         0.24%+          (0.80%)
  Net expenses                                 2.33%           2.37%          2.49%         2.65%          3.02%+           3.01%
  Expenses (before
    recoupment/waiver/reimbursement)           2.30%           2.42%(d)       2.51%           --             --               --
Portfolio turnover rate                          49%             50%            51%           54%            71%             102%
Net assets at end of period (in 000's)      $25,677      $   17,026        $11,600        $6,718        $ 2,715          $ 1,284

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share date based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than
     0.01%, respectively.
(f)  Total return is not annualized.

 20   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS B
    -------------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*
                                                              THROUGH         YEAR ENDED
                  YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
     2007          2006            2005         2004           2003              2002
    $ 15.78      $   12.88        $ 11.44      $ 10.09        $  8.44          $  8.88
    -------      ---------        -------      -------      -----------      ------------
       0.09           0.15           0.05        (0.02)          0.02            (0.08)
       2.40           3.43(e)        1.53         1.41           1.57            (0.41)
      (0.16)         (0.09)         (0.14)        0.03           0.04             0.05
    -------      ---------        -------      -------      -----------      ------------
       2.33           3.49           1.44         1.42           1.63            (0.44)
    -------      ---------        -------      -------      -----------      ------------
         --             --             --        (0.07)            --               --
      (1.12)         (0.59)            --           --             --               --
    -------      ---------        -------      -------      -----------      ------------
      (1.12)         (0.59)            --        (0.07)            --               --
    -------      ---------        -------      -------      -----------      ------------
       0.00(b)        0.00(b)        0.00(b)      0.00(b)        0.02               --
    -------      ---------        -------      -------      -----------      ------------
    $ 16.99      $   15.78        $ 12.88      $ 11.44        $ 10.09          $  8.44
    =======      =========        =======      =======      ===========      ============
      15.48%         28.13%(d)(e)   12.59%       14.16%         19.55%(f)        (4.95%)
       0.52%          1.11%          0.40%       (0.15%)         0.24%+          (0.80%)
       2.35%          2.37%          2.49%        2.65%          3.02%+           3.01%
       2.30%          2.41%(d)       2.51%          --             --               --
         49%            50%            51%          54%            71%             102%
    $76,081      $  67,150        $88,410      $69,882        $56,490          $46,779

                             CLASS I
    ---------------------------------------------------------
                                                  JANUARY 2,
                                                    2004**
                                                    THROUGH
             YEAR ENDED OCTOBER 31,               OCTOBER 31,
      2007           2006             2005           2004
    $  16.79      $    13.60        $  12.02        $ 11.40
    --------      ----------        --------      -----------
        0.31            0.33            0.23           0.12
        2.56            3.66(e)         1.59           0.49
       (0.16)          (0.10)          (0.14)          0.01
    --------      ----------        --------      -----------
        2.71            3.89            1.68           0.62
    --------      ----------        --------      -----------
       (0.15)          (0.11)          (0.10)            --
       (1.12)          (0.59)             --             --
    --------      ----------        --------      -----------
       (1.27)          (0.70)          (0.10)            --
    --------      ----------        --------      -----------
        0.00(b)         0.00(b)         0.00(b)        0.00(b)
    --------      ----------        --------      -----------
    $  18.23      $    16.79        $  13.60        $ 12.02
    ========      ==========        ========      ===========
       16.96%          29.94%(d)(e)    13.98%          5.44%(f)
        1.80%           2.22%           1.72%          1.33%+
        1.03%           1.01%           1.17%          1.17%+
        1.02%           1.08%(d)        1.19%
          49%             50%             51%            54%
    $631,206      $  520,233        $135,643        $39,266

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                            CLASS R1
                                                       ---------------------------------------------------
                                                                                               JANUARY 2,
                                                                                                 2004**
                                                                                                 THROUGH
                                                            YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                                        2007        2006          2005            2004

Net asset value at beginning of period                 $16.71      $13.54        $12.00          $11.40
                                                       ------      ------        ------        -----------
Net investment income (a)                                0.29        0.32          0.22            0.12
Net realized and unrealized gain on investments          2.55        3.64(e)       1.54            0.47
Net realized and unrealized gain (loss) on foreign
  currency transactions                                 (0.16)      (0.10)        (0.14)           0.01
                                                       ------      ------        ------        -----------
Total from investment operations                         2.68        3.86          1.62            0.60
                                                       ------      ------        ------        -----------
Less dividends and distributions:
  From net investment income                            (0.14)      (0.10)        (0.08)             --
  From net realized gain on investments                 (1.12)      (0.59)           --              --
                                                       ------      ------        ------        -----------
Total dividends and distributions                       (1.26)      (0.69)        (0.08)             --
                                                       ------      ------        ------        -----------
Redemption fee (a)                                       0.00(b)     0.00(b)       0.00(b)         0.00(b)
                                                       ------      ------        ------        -----------
Net asset value at end of period                       $18.13      $16.71        $13.54          $12.00
                                                       ======      ======        ======        ===========
Total investment return (c)                             16.88%      29.76%(d)(e)  13.57%           5.26%(f)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  1.68%       2.19%         1.62%           1.23% +
  Net expenses                                           1.13%       1.12%         1.27%           1.27% +
  Expenses (before recoupment/waiver/reimbursement)      1.12%       1.17%(d)      1.29%             --
Portfolio turnover rate                                    49%         50%           51%             54%
Net assets at end of period (in 000's)                 $4,158      $3,893        $3,325          $    1

                                                                 CLASS R2                                   CLASS R3
                                            ---------------------------------------------------      -----------------------
                                                                                    JANUARY 2,                    APRIL 28,
                                                                                      2004**                       2006**
                                                                                      THROUGH                      THROUGH
                                                 YEAR ENDED OCTOBER 31,             OCTOBER 31,                  OCTOBER 31,
                                             2007        2006          2005            2004           2007          2006

Net asset value at beginning of period      $16.72      $13.55        $11.99          $11.40         $16.70        $15.26
                                            ------      ------        ------        -----------      ------      -----------
Net investment income (a)                     0.24        0.31          0.19            0.09           0.13          0.13
Net realized and unrealized gain on
  investments                                 2.57        3.62(e)       1.57            0.49           2.64          1.35(e)
Net realized and unrealized gain (loss) on
  foreign currency transactions              (0.16)      (0.10)        (0.14)           0.01          (0.17)        (0.04)
                                            ------      ------        ------        -----------      ------      -----------
Total from investment operations              2.65        3.83          1.62            0.59           2.60          1.44
                                            ------      ------        ------        -----------      ------      -----------
Less dividends and distributions:
  From net investment income                 (0.11)      (0.07)        (0.06)             --          (0.08)           --
  From net realized gain on investments      (1.12)      (0.59)           --              --          (1.12)           --
                                            ------      ------        ------        -----------      ------      -----------
Total dividends and distributions            (1.23)      (0.66)        (0.06)             --          (1.20)           --
                                            ------      ------        ------        -----------      ------      -----------
Redemption fee (a)                            0.00(b)     0.00(b)       0.00(b)         0.00(b)        0.00(b)       0.00(b)
                                            ------      ------        ------        -----------      ------      -----------
Net asset value at end of period            $18.14      $16.72        $13.55          $11.99         $18.10        $16.70
                                            ======      ======        ======        ===========      ======      ===========
Total investment return (c)                  16.49%      29.53%(d)(e)  13.52%           5.18%(f)      16.35%         9.44%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       1.38%       2.07%         1.37%           0.98%+         0.76%         1.60%+
  Net expenses                                1.38%       1.37%         1.52%           1.52%+         1.63%         1.59%+
  Expenses (before
    recoupment/waiver/reimbursement)          1.37%       1.42%(d)      1.54%             --           1.62%         1.70%(d)+
Portfolio turnover rate                         49%         50%           51%             54%            49%           50%
Net assets at end of period (in 000's)      $  358      $  289        $  416          $    1         $   57        $   11

**   Commencement of operations.
+    Annualized.
(a)  Per share date based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than
     0.01%, respectively.
(f)  Total return is not annualized.

 22   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on September 13, 1994. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security

                                                    www.mainstayfunds.com     23
where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $97,638 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 26) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may

 24   MainStay International Equity Fund
also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5 on page 28.)

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 28.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

                                                    www.mainstayfunds.com     25

(L) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.60%; Class B, 2.35%; Class C, 2.35%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38% and Class R3, 1.63%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $7,496,336 and recouped $176,299.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                       OCTOBER 31,
               2009                  TOTAL
             $183,002               $183,002
       -------------------------------------------

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.60% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 31.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $23,939. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted

 26   MainStay International Equity Fund
distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $94,608 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,046, $89,141 and $9,777, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $975,286.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $         279            0.0*%
-----------------------------------------------------------------
Class C                                        182            0.0*
-----------------------------------------------------------------
Class I                                101,060,689           16.0
-----------------------------------------------------------------
Class R1                                     1,813            0.0*
-----------------------------------------------------------------
Class R2                                     1,802            0.5
-----------------------------------------------------------------
Class R3                                    12,732           22.4
-----------------------------------------------------------------

* Less than one tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $32,381.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $111,917 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED      OTHER        UNREALIZED        TOTAL
  ORDINARY       CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
   INCOME      GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $29,405,542   $61,173,269   $       --     $150,530,639    $241,109,450
 -----------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and straddle loss deferrals.

                                                    www.mainstayfunds.com     27

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

                   ACCUMULATED
  ACCUMULATED     UNDISTRIBUTED
 UNDISTRIBUTED     NET REALIZED
 NET INVESTMENT    GAIN (LOSS)       ADDITIONAL
 INCOME (LOSS)    ON INVESTMENTS   PAID-IN CAPITAL
  $ (6,672,233)     $6,672,233           $--
 -------------------------------------------------

The reclassifications for the Fund is primarily due to foreign currency gain
(loss), tax adjustments on PFIC's sold and reclassification of distributions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                             2007           2006
Distributions paid from:
  Ordinary Income                    $20,206,341    $ 3,637,724
  Long-term Capital Gains             36,851,040     13,117,833
----------------------------------------------------------------
                                     $57,057,381    $16,755,557
----------------------------------------------------------------

NOTE 5--WRITTEN OPTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS:

During the year ended October 31, 2007, the Fund had the following transactions in written call options:

                                  NUMBER OF
                                  CONTRACTS    PREMIUM
Options Outstanding at October
  31, 2006                               --   $       --
--------------------------------------------------------
Options--Written                    376,826    1,784,428
--------------------------------------------------------
Options--Expired                   (360,240)    (866,994)
--------------------------------------------------------
Options--Closed                          --           --
--------------------------------------------------------
Options Outstanding at October
  31, 2007                           16,586   $  917,434
--------------------------------------------------------

Foreign Currency Forward Contracts held at October 31, 2007:

                                                                       CONTRACT                 CONTRACT           UNREALIZED
                                                                         AMOUNT                   AMOUNT        APPRECIATION/
                                                                      PURCHASED                     SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts:
-----------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/28/07           A$    4,006,116        $       3,275,000        $      435,397
-----------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 2/15/08               L     6,678,463        $      13,550,000               275,044
-----------------------------------------------------------------------------------------------------------------------------

                                                                       CONTRACT                 CONTRACT
                                                                         AMOUNT                   AMOUNT
                                                                           SOLD                PURCHASED
Foreign Cross Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 1/18/08        C$    8,250,000        A$      9,731,643               290,096
-----------------------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 11/14/07                       E    16,800,000        Y   2,787,346,800              (127,830)
-----------------------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 3/25/08                        E    28,804,000        Y   4,602,015,080            (1,178,492)
-----------------------------------------------------------------------------------------------------------------------------
Singapore Dollar vs. Norwegian Krone, expiring 12/14/07        S$    3,353,000        NK     12,798,443                51,506
-----------------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 3/10/08               KR  152,500,000        Y   2,533,375,750            (1,725,540)
-----------------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 4/11/08                 CF   55,485,000        Y   5,432,536,350              (350,859)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts                                                                                                    $   (2,330,678)
-----------------------------------------------------------------------------------------------------------------------------

 28   MainStay International Equity Fund

Foreign Currency held at October 31, 2007:

                                                    CURRENCY               COST              VALUE
Australian Dollar                         A$      7,758,359        $ 6,373,149        $ 7,226,136
--------------------------------------------------------------------------------------------------
Canadian Dollar                           C$         31,898             31,979             33,767
--------------------------------------------------------------------------------------------------
Euro                                      E       1,205,440          1,726,824          1,746,140
--------------------------------------------------------------------------------------------------
Hong Kong Dollar                          HK     17,384,641          2,242,889          2,243,107
--------------------------------------------------------------------------------------------------
Japanese Yen                              Y     314,270,936          2,672,145          2,724,145
--------------------------------------------------------------------------------------------------
Norwegian Krone                           NK      1,833,002            283,979            341,545
--------------------------------------------------------------------------------------------------
Pound Sterling                            L         841,248          1,707,062          1,749,206
--------------------------------------------------------------------------------------------------
Singapore Dollar                          SGD     1,726,697          1,140,114          1,193,459
--------------------------------------------------------------------------------------------------
Swedish Krona                             KR     28,314,372          4,312,111          4,457,517
--------------------------------------------------------------------------------------------------
Swiss Franc                               CF      3,646,062          3,122,008          3,147,498
--------------------------------------------------------------------------------------------------
                                                                   $23,612,260        $24,862,520
--------------------------------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $435,543 and $396,078, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                      SHARES          AMOUNT

Year ended October 31, 2007:

Shares sold                                   3,279         $ 56,381
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 603            9,868
Shares redeemed                              (2,765)         (47,811)
                                          --------------------------
Net increase in shares outstanding
  before conversion                           1,117           18,438
Shares converted from Class B
  (See Note 1)                                  455            7,792
                                          --------------------------
Net increase                                  1,572         $ 26,230
                                          ==========================

Year ended October 31, 2006:

Shares sold                                   3,443         $ 50,984
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 251            3,390
Shares redeemed                              (3,861)         (56,058)
                                          --------------------------
Net increase (decrease) in shares
  outstanding before conversion                (167)          (1,684)
Shares converted from Class B
  (See Note 1)                                2,468           33,510
                                          --------------------------
Net increase                                  2,301         $ 31,826
                                          ==========================

                                                    www.mainstayfunds.com     29

CLASS B                                      SHARES          AMOUNT
Year ended October 31, 2007:

Shares sold                                   1,388         $ 22,486
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 294            4,529
Shares redeemed                                (977)         (15,857)
                                          --------------------------
Net increase in shares outstanding
  before conversion                             705           11,158
Shares reacquired upon conversion into
  Class A (See Note 1)                         (483)          (7,792)
                                          --------------------------
Net increase                                    222         $  3,366
                                          ==========================

Year ended October 31, 2006:

Shares sold                                   1,012         $ 14,395
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 296            3,798
Shares redeemed                              (1,325)         (18,383)
                                          --------------------------
Net decrease in shares outstanding
  before conversion                             (17)            (190)
Shares reacquired upon conversion into
  Class A (See Note 1)                       (2,594)         (33,510)
                                          --------------------------
Net decrease                                 (2,611)        $(33,700)
                                          ==========================

CLASS C                                      SHARES          AMOUNT
Year ended October 31, 2007:

Shares sold                                     724         $ 11,775
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  64              992
Shares redeemed                                (356)          (5,786)
                                          --------------------------
Net increase                                    432         $  6,981
                                          ==========================
Year ended October 31, 2006:
Shares sold                                     405         $  5,742
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  31              396
Shares redeemed                                (257)          (3,601)
                                          --------------------------
Net increase                                    179         $  2,537
                                          ==========================

CLASS I                                      SHARES          AMOUNT
Year ended October 31, 2007:

Shares sold                                   7,562         $130,916
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               1,881           30,992
Shares redeemed                              (5,797)         (99,463)
                                          --------------------------
Net increase                                  3,646         $ 62,445
                                          ==========================
Year ended October 31, 2006:

Shares sold                                  23,888         $345,724
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 481            6,549
Shares redeemed                              (3,366)         (51,441)
                                          --------------------------
Net increase                                 21,003         $300,832
                                          ==========================

CLASS R1                                     SHARES          AMOUNT

Year ended October 31, 2007:

Shares sold                                      --(a)      $      2
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  18              292
Shares redeemed                                 (22)            (373)
                                          --------------------------
Net decrease                                     (4)        $    (79)
                                          ==========================

Year ended October 31, 2006:

Shares sold                                       5         $     74
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                  12              168
Shares redeemed                                 (30)            (436)
                                          --------------------------
Net decrease                                    (13)        $   (194)
                                          ==========================

CLASS R2                                     SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                         13      $  228
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                      2          30
Shares redeemed                                    (12)       (210)
                                          ------------------------
Net increase                                         3      $   48
                                          ========================

Year ended October 31, 2006:

Shares sold                                          9      $  138
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                      1          20
Shares redeemed                                    (24)       (359)
                                          ------------------------
Net decrease                                       (14)     $ (201)
                                          ========================

 30   MainStay International Equity Fund

CLASS R3                                  SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                   2       $     49
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                              --(a)           1
Shares redeemed                             (--)(a)         (5)
                                          --------------------
Net increase                                  2       $     45
                                          ====================

Period ended April 28, 2006* through
  October 31, 2006:

Shares sold                                   1       $     10
Shares redeemed                              --(a)          --
                                          --------------------
Net increase                                  1       $     10
                                          ====================

*  Commencement of operations.
(a) Less than one thousand.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay International Equity Fund was $772,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 32   MainStay International Equity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's outstanding investment performance over the past year and the Fund's satisfactory longer term performance.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate to low, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the

                                                    www.mainstayfunds.com     33
breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that, due to the growth of the Fund's assets during the past two years, the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 34   MainStay International Equity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end October 31, 2007 as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $36,851,040.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign faxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2007:

-- the total amount of taxes paid to foreign countries was $2,357,630

-- the total amount of income sourced from foreign countries was $25,188,855

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2007 calendar year with form 1099-DIV, which will be mailed during January 2008.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 37.4% to arrive at the amount eligible for qualified dividend income, 20.1% for qualified interest income and 0.9% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by the shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

 INTERNATIONAL
     EQUITY            VOTES         VOTES
      FUND              FOR         WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    28,120.547.839  46,538.218  28,563.000    28,195,649.057
---------------------------------------------------------------------------
Alan R. Latshaw    28,120,807.296  46,278.761  28,563.000    28,195,649.057
---------------------------------------------------------------------------
Peter Meenan       28,119,952.769  47,133.288  28,563.000    28,195,649.057
---------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        28,120,892.213  46,193.844  28,563.000    28,195,649.057
---------------------------------------------------------------------------
Richard S.
 Trutanic          28,119,127.924  47,958.133  28,563.000    28,195,649.057
---------------------------------------------------------------------------
Roman L. Weil      28,119,847.971  48,238.086  28,563.000    28,195,649.057
---------------------------------------------------------------------------
John A. Weisser    28,120,197.509  46,888.548  28,563.000    28,195,649.057
---------------------------------------------------------------------------
Brian A. Murdock   28,121,682.267  45,403.790  28,563.000    28,195,649.057
---------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     35

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 36   MainStay International Equity Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 38   MainStay International Equity Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872         (RECYCLE LOGO)       MS329-07       MSIE11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       19.26%  14.77%  6.34%
Excluding sales charges  26.20   16.07   6.94

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                   9450                       10000                       10000
                                                          10797                       12464                       12199
                                                          12924                       16733                       15331
                                                          15618                       18294                       16264
                                                          10628                       10987                       12214
                                                           8773                        8831                       10369
                                                          10854                       10758                       12526
                                                          11656                       11121                       13706
                                                          13310                       12102                       14901
                                                          14646                       13414                       17336
10/31/07                                                  18484                       15992                       19860

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       20.48%  15.01%  6.16%
Excluding sales charges  25.48   15.24   6.16

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11340                       12464                       12199
                                                          13473                       16733                       15331
                                                          16159                       18294                       16264
                                                          10914                       10987                       12214
                                                           8942                        8831                       10369
                                                          10980                       10758                       12526
                                                          11703                       11121                       13706
                                                          13272                       12102                       14901
                                                          14484                       13414                       17336
10/31/07                                                  18174                       15992                       19860

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       24.30%  15.21%  6.14%
Excluding sales charges  25.30   15.21   6.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11340                       12464                       12199
                                                          13473                       16733                       15331
                                                          16159                       18294                       16264
                                                          10914                       10987                       12214
                                                           8942                        8831                       10369
                                                          10980                       10758                       12526
                                                          11703                       11121                       13706
                                                          13272                       12102                       14901
                                                          14484                       13414                       17336
10/31/07                                                  18149                       15992                       19860

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         27.16%  16.59%  7.31%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11453                       12464                       12199
                                                          13745                       16733                       15331
                                                          16652                       18294                       16264
                                                          11360                       10987                       12214
                                                           9401                        8831                       10369
                                                          11659                       10758                       12526
                                                          12552                       11121                       13706
                                                          14403                       12102                       14901
                                                          15924                       13414                       17336
10/31/07                                                  20250                       15992                       19860

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         26.92%  16.41%  7.17%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11442                       12464                       12199
                                                          13718                       16733                       15331
                                                          16602                       18294                       16264
                                                          11314                       10987                       12214
                                                           9354                        8831                       10369
                                                          11589                       10758                       12526
                                                          12465                       11121                       13706
                                                          14243                       12102                       14901
                                                          15753                       13414                       17336
10/31/07                                                  19993                       15992                       19860

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
                                                         26.71%  16.11%  6.90%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11413                       12464                       12199
                                                          13649                       16733                       15331
                                                          16478                       18294                       16264
                                                          11202                       10987                       12214
                                                           9238                        8831                       10369
                                                          11417                       10758                       12526
                                                          12248                       11121                       13706
                                                          13955                       12102                       14901
                                                          15384                       13414                       17336
10/31/07                                                  19494                       15992                       19860

shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On 4/1/05, FMI Winslow Growth Fund was reorganized into MainStay Large Cap Growth Fund Class A shares. Prior to 4/1/05, performance for MainStay Large Cap Growth Fund Class A shares includes the historical performance of FMI Winslow Growth Fund adjusted to reflect the applicable sales charge, fees, estimated expenses and fee waivers/expense limitations of Class A shares upon initial offer. Prior to 4/1/05, performance for Class B, C and I shares includes the performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class B, C and I shares upon initial offer. Unadjusted, the performance shown for these newer classes of shares might have been lower. Prior to the reorganization, FMI Winslow Growth Fund had no sales charge

THE DISCLOSURE ON THE PRECEDING PAGE AND THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Growth Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
                                                         26.42%  15.79%  6.62%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11385                       12464                       12199
                                                          13581                       16733                       15331
                                                          16355                       18294                       16264
                                                          11090                       10987                       12214
                                                           9123                        8831                       10369
                                                          11247                       10758                       12526
                                                          12036                       11121                       13706
                                                          13696                       12102                       14901
                                                          15019                       13414                       17336
10/31/07                                                  18986                       15992                       19860

                                           ONE     FIVE     TEN
BENCHMARK PERFORMANCE                      YEAR    YEARS   YEARS
----------------------------------------------------------------

Russell 1000(R) Growth Index(1)           19.23%   12.61%  4.81%
S&P 500(R) Index(2)                       14.56    13.88   7.10
Average Lipper large-cap growth fund(3)   21.72    11.94   5.47

and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund are currently capped at 1.40%. Fund performance for all share classes prior to 4/1/05 has not been adjusted to reflect the current expense cap; had it been, the performance shown might have been lower. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class A shares adjusted to reflect the fees and expenses for Class R3 shares upon initial offer.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

On 4/1/05, FMI Winslow Growth Fund was reorganized into Class A shares of the Fund. Effective 6/29/05, MainStay Blue Chip Growth Fund, which had assets of $234.1 million, also merged into the Fund, which had assets of $16.5 million. Performance for the Fund includes the performance history of FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05, during which time FMI Winslow Growth Fund's asset size generally was in the range of $4 million to $52 million. Performance history shown for the Fund through 3/31/05, therefore, reflects performance of a much smaller portfolio than the current Fund. Performance shown may not be indicative of what performance would have been had the portfolio been larger.

THE DISCLOSURE ON THE PRECEDING TWO PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,192.20           $ 7.51            $1,018.20            $ 6.92
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,189.25           $11.64            $1,014.45            $10.71
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,187.55           $11.63            $1,014.45            $10.71
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,193.50           $ 4.20            $1,021.20            $ 3.87
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,194.85           $ 4.70            $1,020.75            $ 4.33
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,192.75           $ 6.13            $1,019.45            $ 5.65
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,192.05           $ 7.46            $1,018.25            $ 6.87
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.36% for Class A, 2.11% for Class B and Class C, 0.76% for Class I, 0.85% for Class R1, 1.11% for Class R2 and 1.35% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 8   MainStay Large Cap Growth Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     98.4
Short-Term Investments (collateral from securities lending                         6.0
  is 6.0%)
Liabilities in Excess of Cash and Other Assets                                    (4.4)

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENT)

 1.  Google, Inc. Class A
 2.  Cisco Systems, Inc.
 3.  Microsoft Corp.
 4.  EMC Corp.
 5.  Medco Health Solutions, Inc.
 6.  Research In Motion, Ltd.
 7.  America Movil SAB de C.V., Series L, ADR
 8.  Southwestern Energy Co.
 9.  United Technologies Corp.
10.  QUALCOMM, Inc.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 26.20% for Class A shares, 25.48% for Class B shares and 25.30% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund returned 27.16% for Class I shares, 26.92% for Class R1 shares, 26.71% for Class R2 shares and 26.42% for Class R3 shares. All share classes outperformed the 21.72% return of the average Lipper(1) large-cap growth fund and the 19.23% return of the Russell 1000(R) Growth Index(2) for the 12 months ended October 31, 2007. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

The Fund's relative performance resulted primarily from favorable stock selection and overweight positions in telecommunication services, information technology and health care.

WHICH SECTORS WERE AMONG THE FUND'S STRONGEST PERFORMERS FOR THE 12 MONTHS ENDED OCTOBER 31, 2007, AND WHICH SECTORS WERE THE WEAKEST?

Materials was the Fund's strongest sector on an absolute basis.
Telecommunication services was the second-best-performing sector, with performance driven by the growing use of cell phones worldwide. Energy was the Fund's third-strongest sector, boosted by the sharp increase in the price of oil.

The Fund's only negative sector return came from consumer discretionary. The sector suffered from the effects of housing issues and high energy prices. Although consumer staples and financials generated positive absolute returns, both sectors underper-formed the Russell 1000(R) Growth Index.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS WERE WEAK?

A position in Research In Motion provided the largest positive contribution to the Fund's performance. The stock advanced on strong acceptance of the BlackBerry(R), an integrated wireless solution. The BlackBerry platform and devices contributed to sharp increases in the company's earnings. Apple experienced favorable demand for virtually all of its products, and the company's rising share price enhanced Fund results. America Movil, which is one of the Fund's largest holdings, saw its share price rise sharply because of surging cell phone use in Latin America, where the company is the largest service provider.

The greatest detractor from the Fund's absolute performance was Merrill Lynch, which suffered from large mortgage-related losses. Fortunately, the negative results had a fairly modest impact on the Fund's performance. Comverse Technology and Akamai Technologies also generated small declines as fundamentals weakened.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund established a position in Intuitive Surgical. The company's shares rose dramatically from initial purchase through the end of October, driven by strong acceptance of the company's robotic surgery tools. We also initiated a position in Medco Health Solutions to take advantage of strong earnings growth potential as this pharmacy benefits manager increased its penetration in the drug-delivery market. In early 2007, we established a major position in Southwestern Energy, believing that the company would be successful in materially increasing its natural gas production. This view proved correct, and the company's stock price advanced.

Poor performance in Merrill Lynch, Comverse Technology and Akamai Technologies led us to eliminate each of these stocks during the reporting period.

WERE THERE ANY CHANGES IN THE FUND'S POSITIONING DURING THE REPORTING PERIOD?

Weighting changes are primarily a residual of the Fund's stock-specific investment approach. During the reporting period, we increased the Fund's position in telecommunication services to a substantial overweight relative to the Russell 1000(R) Growth Index, seeking to benefit from global growth in cell phone use. We also increased the Fund's exposure to the information technology sector from slightly underweight relative to the Russell 1000(R) Growth Index to moderately overweight. We added exposure to technology companies with significant international business, which has been growing faster than business in the United States.


1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.

 10   MainStay Large Cap Growth Fund

The housing situation and higher energy prices led us to reduce the Fund's already underweight positions in the consumer discretionary and consumer staples sectors.

As of October 31, 2007, the Fund held overweight positions relative to the Russell 1000(R) Growth Index in America Movil, Southwestern Energy and Medco Health Solutions. On the same date, the Fund held no individual stock positions that were underweight relative to the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                           SHARES            VALUE
COMMON STOCKS (98.4%)+
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.0%)
Precision Castparts Corp.                                  74,000   $   11,085,940
Rockwell Collins, Inc.                                    177,300       13,263,813
V  United Technologies Corp.                              430,300       32,956,677
                                                                    --------------
                                                                        57,306,430
                                                                    --------------
BIOTECHNOLOGY (4.9%)
Genentech, Inc. (a)                                       335,100       24,840,963
Genzyme Corp. (a)                                         259,200       19,691,424
Gilead Sciences, Inc. (a)                                 247,300       11,422,787
                                                                    --------------
                                                                        55,955,174
                                                                    --------------
CAPITAL MARKETS (5.4%)
Franklin Resources, Inc.                                  200,600       26,013,808
Goldman Sachs Group, Inc. (The)                            97,700       24,221,784
T. Rowe Price Group, Inc.                                 184,500       11,852,280
                                                                    --------------
                                                                        62,087,872
                                                                    --------------
CHEMICALS (2.4%)
Ecolab, Inc.                                              251,400       11,858,538
Monsanto Co.                                              162,800       15,894,164
                                                                    --------------
                                                                        27,752,702
                                                                    --------------
COMMUNICATIONS EQUIPMENT (12.2%)
V  Cisco Systems, Inc. (a)                              1,390,000       45,953,400
Corning, Inc.                                             427,300       10,370,571
Nokia OYJ, Sponsored ADR (b)                              415,100       16,487,772
V  QUALCOMM, Inc.                                         757,500       32,367,975
V  Research In Motion, Ltd. (a)                           286,900       35,721,919
                                                                    --------------
                                                                       140,901,637
                                                                    --------------
COMPUTERS & PERIPHERALS (7.5%)
Apple, Inc. (a)                                           162,000       30,771,900
V  EMC Corp. (a)                                        1,489,800       37,826,022
Hewlett-Packard Co.                                       345,700       17,865,776
                                                                    --------------
                                                                        86,463,698
                                                                    --------------
CONSUMER FINANCE (1.8%)
American Express Co.                                      335,400       20,442,630
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES (3.2%)
CME Group, Inc.                                            26,100       17,389,125
IntercontinentalExchange, Inc. (a)(c)                     109,900       19,584,180
                                                                    --------------
                                                                        36,973,305
                                                                    --------------
ENERGY EQUIPMENT & SERVICES (3.3%)
Schlumberger, Ltd.                                        160,800       15,528,456
Transocean, Inc. (a)                                       94,300       11,256,591
Weatherford International, Ltd. (a)                       166,900       10,833,479
                                                                    --------------
                                                                        37,618,526
                                                                    --------------


                                                           SHARES            VALUE
FOOD & STAPLES RETAILING (2.0%)
CVS Caremark Corp.                                        562,800   $   23,508,156
                                                                    --------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Alcon, Inc.                                               139,600       21,248,516
Intuitive Surgical, Inc. (a)                               48,800       15,951,256
                                                                    --------------
                                                                        37,199,772
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
V  Medco Health Solutions, Inc. (a)                       399,000       37,657,620
                                                                    --------------

HOUSEHOLD PRODUCTS (0.9%)
Procter & Gamble Co. (The)                                154,600       10,747,792
                                                                    --------------

INDUSTRIAL CONGLOMERATES (2.4%)
General Electric Co.                                      386,600       15,912,456
McDermott International, Inc. (a)                         191,100       11,668,566
                                                                    --------------
                                                                        27,581,022
                                                                    --------------
INTERNET & CATALOG RETAIL (0.3%)
Priceline.com, Inc. (a)                                    33,200        3,090,920
                                                                    --------------

INTERNET SOFTWARE & SERVICES (6.7%)
eBay, Inc. (a)                                            303,700       10,963,570
Equinix, Inc. (a)(c)                                      131,500       15,340,790
V  Google, Inc. Class A (a)                                72,800       51,469,600
                                                                    --------------
                                                                        77,773,960
                                                                    --------------
IT SERVICES (2.1%)
Mastercard, Inc. Class A (c)                               62,900       11,922,695
Paychex, Inc.                                             280,800       11,731,824
                                                                    --------------
                                                                        23,654,519
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES (1.2%)
Thermo Fisher Scientific, Inc. (a)                        231,900       13,638,039
                                                                    --------------

MACHINERY (3.7%)
Danaher Corp.                                             356,000       30,498,520
Deere & Co.                                                74,900       11,602,010
                                                                    --------------
                                                                        42,100,530
                                                                    --------------
MULTILINE RETAIL (1.8%)
Kohl's Corp. (a)                                          195,200       10,730,144
Target Corp.                                              172,600       10,590,736
                                                                    --------------
                                                                        21,320,880
                                                                    --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (4.4%)
V  Southwestern Energy Co. (a)                            658,500   $   34,064,205
Suncor Energy, Inc.                                       155,700       17,007,111
                                                                    --------------
                                                                        51,071,316
                                                                    --------------
PHARMACEUTICALS (4.4%)
Allergan, Inc.                                            274,700       18,564,226
Schering-Plough Corp.                                     358,100       10,929,212
Teva Pharmaceutical Industries, Ltd.,
 Sponsored ADR (b)                                        490,600       21,591,306
                                                                    --------------
                                                                        51,084,744
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
MEMC Electronic Materials, Inc. (a)                       178,200       13,047,804
                                                                    --------------

SOFTWARE (6.1%)
Autodesk, Inc. (a)                                        252,300       12,337,470
V  Microsoft Corp.                                      1,188,000       43,730,280
Salesforce.com, Inc. (a)(c)                               257,900       14,537,823
                                                                    --------------
                                                                        70,605,573
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach, Inc. (a)                                           368,300       13,465,048
                                                                    --------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
Fastenal Co. (c)                                          262,700       11,684,896
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES (6.9%)
V  America Movil SAB de C.V.,
 Series L, ADR (b)                                        540,000       35,310,600
American Tower Corp. Class A (a)(c)                       256,400       11,327,752
China Mobile, Ltd.,
 Sponsored ADR (b)(c)                                     138,400       14,349,312
NII Holdings, Inc. (a)                                    314,600       18,246,800
                                                                    --------------
                                                                        79,234,464
                                                                    --------------
Total Common Stocks
 (Cost $882,747,420)                                                 1,133,969,029
                                                                    --------------


                                                           SHARES            VALUE
SHORT-TERM INVESTMENT (6.0%)
----------------------------------------------------------------------------------
INVESTMENT COMPANY (6.0%)
State Street Navigator Securities Lending Prime
 Portfolio (d)                                         68,976,356   $   68,976,356
                                                                    --------------
Total Investment Company
 (Cost $68,976,356)                                                     68,976,356
                                                                    --------------
Total Short-Term Investment
 (Cost $68,976,356)                                                     68,976,356
                                                                    --------------
Total Investments
 (Cost $951,723,776)                                        104.4%   1,202,945,385(e)
Liabilities in Excess of
 Cash and Other Assets                                       (4.4)     (51,230,482)
                                                    -------------   --------------
Net Assets                                                  100.0%  $1,151,714,903
                                                    =============   ==============

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $67,398,662; cash collateral of $68,976,356 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) At October 31, 2007, cost is $952,948,574 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation                  $256,710,477
Gross unrealized depreciation                    (6,713,666)
                                               ------------
Net unrealized appreciation                    $249,996,811
                                               ============

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $951,723,776) including
  $67,398,662 market value of securities
  loaned                                      $1,202,945,385
Cash                                              56,343,197
Receivables:
  Fund shares sold                                 6,858,821
  Dividends and interest                             392,879
Other assets                                          27,391
                                              --------------
    Total assets                               1,266,567,673
                                              --------------

LIABILITIES:
Securities lending collateral                     68,976,356
Payables:
  Investment securities purchased                 44,081,044
  Fund shares redeemed                               572,684
  Manager (See Note 3)                               484,967
  Transfer agent (See Note 3)                        320,360
  NYLIFE Distributors (See Note 3)                   242,322
  Shareholder communication                          113,794
  Professional fees                                   39,104
  Trustees                                             7,940
  Custodian                                            7,011
Accrued expenses                                       7,188
                                              --------------
    Total liabilities                            114,852,770
                                              --------------
Net assets                                    $1,151,714,903
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                 $    1,554,674
Additional paid-in capital                     1,033,128,889
                                              --------------
                                               1,034,683,563
Accumulated net realized loss on investments
  and foreign currency transactions             (134,190,269)
Net unrealized appreciation on investments       251,221,609
                                              --------------
Net assets                                    $1,151,714,903
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  374,978,419
                                              ==============
Shares of beneficial interest outstanding         50,850,993
                                              ==============
Net asset value per share outstanding         $         7.37
Maximum sales charge (5.50% of offering
  price)                                                0.43
                                              --------------
Maximum offering price per share outstanding  $         7.80
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  132,401,673
                                              ==============
Shares of beneficial interest outstanding         18,289,523
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         7.24
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $   58,119,390
                                              ==============
Shares of beneficial interest outstanding          8,034,025
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         7.23
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  524,484,921
                                              ==============
Shares of beneficial interest outstanding         70,002,890
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         7.49
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   57,459,961
                                              ==============
Shares of beneficial interest outstanding          7,713,181
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         7.45
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    4,153,503
                                              ==============
Shares of beneficial interest outstanding            560,942
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         7.40
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $      117,036
                                              ==============
Shares of beneficial interest outstanding             15,873
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         7.37
                                              ==============

 14   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  5,076,210
  Interest                                           743,844
  Income from securities loaned--net                 201,277
                                                -------------
    Total income                                   6,021,331
                                                -------------
EXPENSES:
  Manager (See Note 3)                             6,080,582
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,407,134
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     313,851
  Distribution--Class B (See Note 3)                 950,218
  Distribution--Class C (See Note 3)                 230,201
  Distribution--Class R3 (See Note 3)                     81
  Distribution/Service--Class A (See Note 3)         651,260
  Service--Class B (See Note 3)                      316,739
  Service--Class C (See Note 3)                       76,734
  Shareholder communication                          183,669
  Professional fees                                  136,647
  Recordkeeping                                      107,400
  Registration                                       101,067
  Trustees                                            39,759
  Custodian                                           26,078
  Shareholder service--Class R1 (See Note 3)          21,302
  Shareholder service--Class R2 (See Note 3)           1,958
  Shareholder service--Class R3 (See Note 3)              32
  Distribution/Service--Class R2 (See Note 3)          4,896
  Distribution/Service--Class R3 (See Note 3)             81
  Miscellaneous                                       31,085
                                                -------------
    Total expenses before waiver/reimbursement    10,680,774
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (838,664)
                                                -------------
    Net expenses                                   9,842,110
                                                -------------
Net investment loss                               (3,820,779)
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                         $ 33,279,099
  Foreign currency transactions                          (35)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           33,279,064
                                                -------------
Net change in unrealized appreciation on
  investments                                    181,717,772
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   214,996,836
                                                -------------
Net increase in net assets resulting from
  operations                                    $211,176,057
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $101,239.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007           2006
INCREASE IN NET ASSETS:

Operations:
 Net investment loss                $   (3,820,779)  $ (2,616,202)
 Net realized gain on investments
  and foreign currency
  transactions                          33,279,064      2,619,250
 Net change in unrealized
  appreciation on investments          181,717,772     40,546,094
                                    -----------------------------
 Net increase in net assets
  resulting from operations            211,176,057     40,549,142
                                    -----------------------------

Dividends to shareholders:
 From net realized gain on investments:
   Class A                                      --        (41,083)
   Class B                                      --        (92,585)
   Class C                                      --         (4,617)
   Class I                                      --        (59,626)
   Class R1                                     --             (1)
   Class R2                                     --             (1)
                                    -----------------------------
 Total dividends to shareholders                --       (197,913)
                                    -----------------------------

Capital share transactions:
 Net proceeds from sale of shares      491,826,317    324,313,857
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                                  --        181,116
 Cost of shares redeemed              (166,057,894)   (93,360,470)
 Net asset value of shares converted
  (See Note 1):
   Class A                              16,570,298    (33,247,592)
   Class B                             (16,570,298)   (33,247,592)
                                    -----------------------------
   Increase in net assets derived
    from capital share
    transactions                       325,768,423    231,134,503
                                    -----------------------------
   Net increase in net assets          536,944,480    271,485,732

NET ASSETS:
Beginning of year                      614,770,423    343,284,691
                                    -----------------------------
End of year                         $1,151,714,903   $614,770,423
                                    =============================

 16   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                                                          JULY 1,
                                                                           2005*
                                                                          THROUGH
                                            YEAR ENDED OCTOBER 31,      OCTOBER 31,            YEAR ENDED JUNE 30,
                                              2007          2006           2005           2005         2004        2003
Net asset value at beginning of period      $   5.84      $   5.31        $  5.06        $  4.69      $ 3.96      $ 3.92
                                            --------      --------      -----------      -------      ------      ------
Net investment income (loss) (a)               (0.04)        (0.03)         (0.01)         (0.03)      (0.03)      (0.03)
Net realized and unrealized gain on
  investments                                   1.57          0.56           0.26           0.40        0.76        0.07
                                            --------      --------      -----------      -------      ------      ------
Total from investment operations                1.53          0.53           0.25           0.37        0.73        0.04
                                            --------      --------      -----------      -------      ------      ------
Less distributions:
  From net realized gain on investments           --         (0.00)(b)         --             --          --          --
                                            --------      --------      -----------      -------      ------      ------
Net asset value at end of period            $   7.37      $   5.84        $  5.31        $  5.06      $ 4.69      $ 3.96
                                            ========      ========      ===========      =======      ======      ======
Total investment return (c)                    26.20%        10.04%          4.94%(d)       7.89%      18.43%       1.02%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.61%)       (0.53%)        (0.77%)+       (0.29%)     (0.77%)     (0.74%)
  Net expenses                                  1.36%         1.40%          1.40%+         1.35%       1.30%       1.30%
  Expenses (before waiver/reimbursement)        1.43%         1.63%          1.77%+         3.01%       2.78%       3.17%
Portfolio turnover rate                           74%           92%            29%            27%         94%        108%
Net assets at end of period (in 000's)      $374,978      $200,500        $71,859        $67,000      $4,926      $3,972

                                                                   CLASS I
                                            -----------------------------------------------------
                                                                          JULY 1,        APRIL 1,
                                                                           2005*          2005**
                                                                          THROUGH        THROUGH
                                            YEAR ENDED OCTOBER 31,      OCTOBER 31,      JUNE 30,
                                              2007          2006           2005            2005
Net asset value at beginning of period      $   5.89      $   5.33        $  5.07        $  4.83
                                            --------      --------      -----------      --------
Net investment income (loss) (a)               (0.00)(b)      0.01           0.00(b)       (0.01)
Net realized and unrealized gain on
  investments                                   1.60          0.55           0.26           0.25
                                            --------      --------      -----------      --------
Total from investment operations                1.60          0.56           0.26           0.24
                                            --------      --------      -----------      --------
Less distributions:
  From net realized gain on investments           --         (0.00)(b)         --             --
                                            --------      --------      -----------      --------
Net asset value at end of period            $   7.49      $   5.89        $  5.33        $  5.07
                                            ========      ========      ===========      ========
Total investment return (c)                    27.16%        10.56%          5.13%(d)       4.97%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (0.01%)        0.11%          0.06%+        (0.28%)+
  Net expenses                                  0.76%         0.75%          0.60%+         1.02%+
  Expenses (before waiver/reimbursement)        0.91%         0.98%          0.97%+         3.11%+
Portfolio turnover rate                           74%           92%            29%            27%
Net assets at end of period (in 000's)      $524,485      $259,588        $93,694        $14,349

*    The Fund changed its fiscal year end from June 30 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.

 18   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                           CLASS B                                                   CLASS C
    -----------------------------------------------------      ---------------------------------------------------
                                  JULY 1,        APRIL 1,                                  JULY 1,        APRIL 1,
                                   2005*          2005**                                    2005*          2005**
          YEAR ENDED              THROUGH        THROUGH            YEAR ENDED             THROUGH        THROUGH
         OCTOBER 31,            OCTOBER 31,      JUNE 30,          OCTOBER 31,           OCTOBER 31,      JUNE 30,
      2007          2006           2005            2005         2007         2006           2005            2005
    $   5.77      $   5.29       $   5.06        $  4.83       $  5.77      $  5.29        $ 5.05          $ 4.83
    --------      --------      -----------      --------      -------      -------      -----------      --------
       (0.08)        (0.07)         (0.03)          0.00(b)      (0.09)       (0.07)        (0.03)          (0.01)
        1.55          0.55           0.26           0.23          1.55         0.55          0.27            0.23
    --------      --------      -----------      --------      -------      -------      -----------      --------
        1.47          0.48           0.23           0.23          1.46         0.48          0.24            0.22
    --------      --------      -----------      --------      -------      -------      -----------      --------
          --         (0.00)(b)         --             --            --        (0.00)(b)        --              --
    --------      --------      -----------      --------      -------      -------      -----------      --------
    $   7.24      $   5.77       $   5.29        $  5.06       $  7.23      $  5.77        $ 5.29          $ 5.05
    ========      ========      ===========      ========      =======      =======      ===========      ========
       25.48%         9.13%          4.55%(d)       4.76%(d)     25.30%        9.13%         4.75%(d)        4.55%(d)
       (1.34%)       (1.29%)        (1.52%)+       (1.41%)+      (1.37%)      (1.29%)       (1.52%)+        (1.41%)+
        2.11%         2.15%          2.15%+         2.15%+        2.11%        2.15%         2.15% +         2.15%+
        2.18%         2.38%          2.52%+         4.24%+        2.18%        2.38%         2.52% +         4.24%+
          74%           92%            29%            27%           74%          92%           29%             27%
    $132,402      $133,330       $169,703        $168,063      $58,119      $18,171        $8,024          $7,190

                       CLASS R1                                                  CLASS R2                              CLASS R3
-------------------------------------------------------      -------------------------------------------------      --------------
                                JULY 1,        APRIL 1,                                JULY 1,        APRIL 1,
                                 2005*          2005**                                  2005*          2005**
         YEAR ENDED             THROUGH        THROUGH           YEAR ENDED            THROUGH        THROUGH       YEAR ENDED
         OCTOBER 31,          OCTOBER 31,      JUNE 30,         OCTOBER 31,          OCTOBER 31,      JUNE 30,      OCTOBER 31,
      2007         2006          2005            2005         2007        2006          2005            2005           2007
     $  5.87      $ 5.31         $5.06          $ 4.83       $ 5.84      $ 5.30        $ 5.05          $ 4.83         $ 5.83
     -------      ------      -----------      --------      ------      ------      -----------      --------      -----------
       (0.01)       0.00(b)       0.00(b)        (0.03)       (0.02)      (0.01)        (0.01)          (0.03)         (0.04)
        1.59        0.56          0.25            0.26         1.58        0.55          0.26            0.25           1.58
     -------      ------      -----------      --------      ------      ------      -----------      --------      -----------
        1.58        0.56          0.25            0.23         1.56        0.54          0.25            0.22           1.54
     -------      ------      -----------      --------      ------      ------      -----------      --------      -----------
          --       (0.00)(b)        --              --           --       (0.00)(b)        --              --             --
     -------      ------      -----------      --------      ------      ------      -----------      --------      -----------
     $  7.45      $ 5.87         $5.31          $ 5.06       $ 7.40      $ 5.84        $ 5.30          $ 5.05         $ 7.37
     =======      ======      ===========      ========      ======      ======      ===========      ========      ===========
       26.92%      10.60%         4.94%(d)        4.76%(d)    26.71%      10.25%         4.95%(d)        4.55%(d)      26.42%
       (0.19%)      0.03%         0.10%+         (0.38%)+     (0.37%)     (0.24%)       (0.51%)+        (0.63%)+       (0.66%)
        0.85%       0.85%         0.70%+          1.12%+       1.11%       1.10%         0.95% +         1.37%+         1.35%
        1.01%       1.08%         1.07%+          3.21%+       1.27%       1.33%         1.32% +         3.46%+         1.51%
          74%         92%           29%             27%          74%         92%           29%             27%            74%
     $57,460      $3,163         $   2          $    2       $4,154      $    9        $    2          $    2         $  117

      CLASS R3
---  -----------
      APRIL 28,
       2006**
       THROUGH
     OCTOBER 31,
        2006
       $ 5.74
     -----------
        (0.01)
         0.10
     -----------
         0.09
     -----------
           --
     -----------
       $ 5.83
     ===========
         1.57%(d)
        (0.47%)+
         1.37% +
         1.63% +
           92%
       $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced on March 31, 2005. Distribution of Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are

 20   MainStay Large Cap Growth Fund
reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion and 0.60% on assets in excess of $3.0 billion. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $250 million, which is not recoupable.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class I, 0.75%; Class R1, 0.85%; Class R2, 1.10% and Class R3, 1.35%. This expense limitation may be modified or terminated only

                                                    www.mainstayfunds.com     21
with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $6,080,582 and waived its fees in the amount of $838,664 of which $713,664 is recoupable.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                       OCTOBER 31,
        2008*             2009         2010       TOTAL
      $278,094         $   928,988   $713,664   $1,920,746
----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.40% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $98,354 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,876, $170,718 and $10,515, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $1,720,985.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000

 22   MainStay Large Cap Growth Fund
are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                  $   281        0.0*%
---------------------------------------------------------
Class B                                    3,000        0.0*
---------------------------------------------------------
Class C                                    3,145        0.0*
---------------------------------------------------------
Class I                                    3,103        0.0*
---------------------------------------------------------
Class R1                                   3,086        0.0*
---------------------------------------------------------
Class R2                                   3,066        0.1
---------------------------------------------------------
Class R3                                  12,840       11.0
---------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $30,084.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $107,400 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY      CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME     GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
   $--      $(132,965,471)      $--        $249,996,811    $117,031,340
 ----------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                  ACCUMULATED
                  NET REALIZED
  ACCUMULATED     GAIN (LOSS)       ADDITIONAL
 NET INVESTMENT        ON            PAID-IN
 INCOME (LOSS)    INVESTMENTS        CAPITAL
   $3,820,779         $35          $ (3,820,814)
 -----------------------------------------------

The reclassifications for the Fund are primarily due to net operating losses and foreign currency reclass.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $132,965,471 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2008                 $ 73,113
               2009                   53,277
               2010                    5,418
               2011                    1,157
       -------------------------------------------
                                    $132,965
       -------------------------------------------

The Fund utilized $32,729,494 of capital loss carryforwards during the year ended October 31, 2007.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                           2007        2006
Distributions paid from:
  Ordinary Income                       $  --     $ 37,927
  Long-Term Capital Gains                  --      159,986
-----------------------------------------------------------
                                        $  --     $197,913
-----------------------------------------------------------

                                                    www.mainstayfunds.com     23

NOTE 5--CUSTODIAN:
SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.
NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $909,803 and $591,073, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                         SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                     23,380       $149,896
Shares redeemed                                 (9,478)       (59,718)
                                               ----------------------
Net increase in shares outstanding
  before conversion                             13,902         90,178
Shares converted from Class B (See Note
  1)                                             2,590         16,570
                                               ----------------------
Net increase                                    16,492       $106,748
                                               ======================

Year ended October 31, 2006:
Shares sold                                     20,213       $114,560
Shares issued to shareholders in
  reinvestment of distributions:                     7             39
Shares redeemed                                 (5,343)       (29,966)
                                               ----------------------
Net increase in shares outstanding
  before conversion                             14,877         84,633
Shares converted from Class B (See Note
  1)                                             5,937         33,248
                                               ----------------------
Net increase                                    20,814       $117,881
                                               ======================

CLASS B                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                             2,567       $ 16,182
Shares redeemed                        (4,748)       (29,150)
                                      ----------------------
Net decrease in shares
  outstanding before conversion        (2,181)       (12,968)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                         (2,630)       (16,570)
                                      ----------------------
Net decrease                           (4,811)      $(29,538)
                                      ======================

Year ended October 31, 2006:

Shares sold                             3,170       $ 17,784
Shares issued to shareholders
  in reinvestment of
  distributions:                           14             79
Shares redeemed                        (6,188)       (34,479)
                                      ----------------------
Net decrease in shares
  outstanding before conversion        (3,004)       (16,616)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                         (5,958)       (33,248)
                                      ----------------------
Net decrease                           (8,962)      $(49,864)
                                      ======================

CLASS C                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                             5,750       $ 36,768
Shares redeemed                          (867)        (5,390)
                                      ----------------------
Net increase                            4,883       $ 31,378
                                      ======================

Year ended October 31, 2006:

Shares sold                             2,221       $ 12,455
Shares issued to shareholders
  in reinvestment of
  distributions:                            1              4
Shares redeemed                          (589)        (3,284)
                                      ----------------------
Net increase                            1,633       $  9,175
                                      ======================

CLASS I                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                            36,258       $234,721
Shares redeemed                       (10,299)       (68,850)
                                      ----------------------
Net increase                           25,959       $165,871
                                      ======================

Year ended October 31, 2006:

Shares sold                            30,987       $176,512
Shares issued to shareholders
  in reinvestment of
  distributions:                           11             59
Shares redeemed                        (4,535)       (25,575)
                                      ----------------------
Net increase                           26,463       $150,996
                                      ======================

 24   MainStay Large Cap Growth Fund

CLASS R1                               SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                             7,577       $ 50,227
Shares redeemed                          (403)        (2,625)
                                      ----------------------
Net increase                            7,174       $ 47,602
                                      ======================

Year ended October 31, 2006:

Shares sold                               549       $  2,987
Shares issued to shareholders
  in reinvestment of
  distributions:                           --(a)          --(a)
Shares redeemed                           (10)           (56)
                                      ----------------------
Net increase                              539       $  2,931
                                      ======================

CLASS R2                               SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                               608       $  3,937
Shares redeemed                           (48)          (325)
                                      ----------------------
Net increase                              560       $  3,612
                                      ======================

Year ended October 31, 2006:

Shares sold                                 1       $      6
Shares issued to shareholders
  in reinvestment of
  distributions:                           --(a)          --(a)
                                      ----------------------
Net increase                                1       $      6
                                      ======================

CLASS R3                               SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                14       $     95
Shares redeemed                            --(a)          --(a)
                                      ----------------------
Net increase                               14       $     95
                                      ======================

Year ended October 31, 2006:

Shares sold                                 2       $     10
                                      ----------------------
Net increase                                2       $     10
                                      ======================

(a) Less than one thousand.

NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, the four-month period ended October 31, 2005, and the year ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented through June 30, 2004, were audited by other auditors, whose report dated August 4, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended, and the financial highlights for the two-year period then ended, the four-month period ended October 31, 2005, and the year ended June 30, 2005, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26   MainStay Large Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and Winslow Capital Management, Inc. (the "Subadvisor") (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's excellent performance under the Subadvisor over most time periods and generally favorably risk-adjusted returns since FMI Winslow Growth Fund was reorganized with and into the Fund in 2004.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates and the subadvisory fee payments made by the Manager to the Subadvisor. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Subadvisor, including that the program was designed to reward providing favorable long-term results for clients. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

                                                    www.mainstayfunds.com     27

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager or Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees reviewed information relating to the amount of the management fee retained by the Manager and the amount paid by the Manager to the Subadvisor. The Trustees generally acknowledged the historical relationships among the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Manager and the Trust. The Trustees took account of the Manager's willingness to continue to waive a certain portion of its management fee and maintain the existing contractual limitation on the Fund's net expenses and the fact that the fee waiver and expense limitation did not reduce the level of the subadvisory fee payable by the Manager to the Subadvisor.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 28   MainStay Large Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley

  - Alan R. Latshaw

  - Peter Meenan

  - Richard H. Nolan, Jr.

  - Richard S. Trutanic

  - Roman L. Weil

  - John A. Weisser

  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

  LARGE CAP           VOTES            VOTES
 GROWTH FUND           FOR           WITHHELD        ABSTENTIONS         TOTAL
Susan B.
 Kerley           53,132,160.866      118,098.231       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
Alan R.
 Latshaw          53,139,857.264      110,401.833       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
Peter Meenan      53,137,105.185      113,153.912       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
Richard H.
 Nolan, Jr.       53,137,047.374      113,211.723       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
Richard S.
 Trutanic         53,137,804.620      112,454.477       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
Roman L. Weil     53,138,703.354      111,555.743       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
John A.
 Weisser          53,136,668.713      113,590.384       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------
Brian A.
 Murdock          53,140,201.045      119,058.052       64,665.000   53,314,924.097
-----------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30   MainStay Large Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32   MainStay Large Cap Growth Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                    (client-requested blank page in typeset)

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

       NYLIM-A011872          (RECYCLE LOGO)       MS329-07         MSLG11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 23
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       30
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     31
--------------------------------------------------------------------------------

Federal Income Tax Information                                                33
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  33
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        33
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               33
--------------------------------------------------------------------------------

Trustees and Officers                                                         34

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.19%  16.72%     9.76%
Excluding sales charges  16.61   18.05     10.50

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
6/9/99                                         9450.00               10000.00               10000.00               10000.00
                                               9407.00               10311.00               10395.00                9791.00
                                              11215.00               11304.00               11028.00               12115.00
                                              10959.00                8459.00                8282.00                9932.00
                                               9538.00                7245.00                7031.00                9135.00
                                              12364.00                8961.00                8493.00               12412.00
                                              14145.00                9813.00                9293.00               14285.00
                                              16056.00               10854.00               10104.00               16869.00
                                              18754.00               12630.00               11754.00               19806.00
10/31/07                                      21868.00               14466.00               13466.00               22823.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.73%  16.97%     9.68%
Excluding sales charges  15.73   17.18      9.68

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
                                               9929.00               10311.00               10395.00                9791.00
                                              11757.00               11304.00               11028.00               12115.00
                                              11395.00                8459.00                8282.00                9932.00
                                               9840.00                7245.00                7031.00                9135.00
                                              12667.00                8961.00                8493.00               12412.00
                                              14386.00                9813.00                9293.00               14285.00
                                              16205.00               10854.00               10104.00               16869.00
                                              18788.00               12630.00               11754.00               19806.00
10/31/07                                      21744.00               14466.00               13466.00               22823.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       14.73%  17.18%     9.68%
Excluding sales charges  15.73   17.18      9.68

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
                                               9929.00               10311.00               10395.00                9791.00
                                              11757.00               11304.00               11028.00               12115.00
                                              11395.00                8459.00                8282.00                9932.00
                                               9840.00                7245.00                7031.00                9135.00
                                              12667.00                8961.00                8493.00               12412.00
                                              14386.00                9813.00                9293.00               14285.00
                                              16205.00               10854.00               10104.00               16869.00
                                              18788.00               12630.00               11754.00               19806.00
10/31/07                                      21744.00               14466.00               13466.00               22823.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       16.99%  18.45%  11.78%
Excluding sales charges  16.99   18.45   12.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
10/31/97                                       10000                  10000                  10000                  10000
                                               11592                  11649                  12199                  10446
                                               13420                  14535                  15331                  12235
                                               16045                  15935                  16264                  15137
                                               15715                  11925                  12214                  12410
                                               13710                  10213                  10369                  11414
                                               17817                  12632                  12526                  15509
                                               20459                  13833                  13706                  17849
                                               23315                  15300                  14901                  21078
                                               27327                  17805                  17336                  24748
10/31/07                                       30452                  20392                  19860                  28518

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.89%  18.31%    10.71%

(PERFORMANCE GRAPH)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
                                               9963.00               10311.00               10395.00                9791.00
                                              11896.00               11304.00               11028.00               12115.00
                                              11638.00                8459.00                8282.00                9932.00
                                              10146.00                7245.00                7031.00                9135.00
                                              13170.00                8961.00                8493.00               12412.00
                                              15096.00                9813.00                9293.00               14285.00
                                              17185.00               10854.00               10104.00               16869.00
                                              20121.00               12630.00               11754.00               19806.00
10/31/07                                      23519.00               14466.00               13466.00               22823.00

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.61%  18.03%    10.44%

(PERFORMANCE GRAPH)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
                                               9950.00               10311.00               10395.00                9791.00
                                              11851.00               11304.00               11028.00               12115.00
                                              11566.00                8459.00                8282.00                9932.00
                                              10057.00                7245.00                7031.00                9135.00
                                              13022.00                8961.00                8493.00               12412.00
                                              14894.00                9813.00                9293.00               14285.00
                                              16911.00               10854.00               10104.00               16869.00
                                              19753.00               12630.00               11754.00               19806.00
10/31/07                                      23033.00               14466.00               13466.00               22823.00

management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. From inception (1/21/71) through 6/8/99, performance for MainStay MAP Fund Class I shares (first offered 6/9/99) includes the performance of MAP-Equity Fund.

Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. From inception (6/9/99) through 12/31/03, performance for Class R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Class R1 and R2 shares upon initial offer. Prior to 4/28/06, performance for Class R3 shares (first offered 4/28/06) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class R3 shares upon initial offer. Unadjusted, the performance shown for these newer classes of shares might have been lower.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay MAP Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.37%  17.67%    10.13%

(PERFORMANCE GRAPH)

                                                                                                                RUSSELL MIDCAP
                                         MAINSTAY MAP FUND      RUSSELL 3000 INDEX       S&P 500 INDEX              INDEX
                                         -----------------      ------------------       -------------          --------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
                                               9940.00               10311.00               10395.00                9791.00
                                              11810.00               11304.00               11028.00               12115.00
                                              11499.00                8459.00                8282.00                9932.00
                                               9974.00                7245.00                7031.00                9135.00
                                              12883.00                8961.00                8493.00               12412.00
                                              14688.00                9813.00                9293.00               14285.00
                                              16614.00               10854.00               10104.00               16869.00
                                              19336.00               12630.00               11754.00               19806.00
10/31/07                                      22502.00               14466.00               13466.00               22823.00

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 3000(R) Index(1)                                 14.53%  14.83%      4.49%
Russell Midcap(R) Index(2)                               15.24   20.10      10.33
S&P 500(R) Index(3)                                      14.56   13.88       3.60
Average Lipper multi-cap core fund(4)                    16.05   14.68       6.14

1. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE TWO PRECEDING PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,058.75           $ 6.59            $1,018.65            $ 6.46
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,054.70           $10.46            $1,014.90            $10.26
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,054.70           $10.46            $1,014.90            $10.26
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,060.10           $ 4.78            $1,020.40            $ 4.69
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,059.80           $ 5.30            $1,019.90            $ 5.19
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,058.65           $ 6.59            $1,018.65            $ 6.46
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,057.50           $ 7.88            $1,017.40            $ 7.73
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.27% for Class A, 2.02% for Class B and Class C, 0.92% for Class I, 1.02% for Class R1, 1.27% for Class R2 and 1.52% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



 8   MainStay MAP Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     93.9
Short-Term Investments (collateral from securities lending                        11.8
  is 6.5%)
Convertible Preferred Stock                                                        0.1
Convertible Bond                                                                   0.1
Warrants                                                                          0.0*
Corporate Bond                                                                    0.0*
Liabilities in Excess of Cash and Other Assets                                    (5.9)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Morgan Stanley
 2.  General Electric Co.
 3.  E.I. du Pont de Nemours & Co.
 4.  Novartis AG, ADR
 5.  Citigroup, Inc.
 6.  JPMorgan Chase & Co.
 7.  Hess Corp.
 8.  Merck & Co., Inc.
 9.  AT&T, Inc.
10.  Procter & Gamble Co. (The)

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Michael J. Mullarkey, Roger Lob and Christopher Mullarkey of Markston International LLC and by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay MAP Fund returned 16.61% for Class A shares, 15.73% for Class B shares and 15.73% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 16.99%, Class R1 returned 16.89%, Class R2 shares returned 16.61% and Class R3 shares returned 16.37%. With the exception of Class B and Class C shares, all share classes outperformed the 16.05% return of the average Lipper(1) multi-cap core fund for the 12-month reporting period. All share classes outperformed the 14.53% return of the Russell 3000(R) Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

Markston International:
In our portion of the Fund, agriculture-related stocks performed extremely well on an absolute basis, supported by record domestic corn plantings and strong worldwide demand for fertilizer. The Fund's energy stocks also generated strong absolute performance as a result of record oil prices. Finally, some of our information technology holdings performed well on an absolute basis, as online business activity continued to grow. Better-than-expected growth rates for personal computers helped computer hardware holdings in our portion of the Fund. The weakest-performing sector in our portion of the Fund was financials, which suffered from the subprime-mortgage crisis. Select biotechnology holdings weakened because of concerns over Medicare reimbursement and tighter Food and Drug Administration controls.

ICAP:
Relative to the S&P 500(R) Index,(3) energy, consumer staples and materials were the top-performing sectors in our portion of the Fund. Information technology, utilities and health care were our weakest sectors relative to the S&P 500(R) Index.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH STOCKS DETRACTED?

Markston International:
In our portion of the Fund, Aetna benefited from higher insurance-policy prices and a very efficient growth plan. Monsanto advanced when farmers increased their use of the company's modified seeds. MetLife benefited from successful disposition of noncore assets and the company's acquisition of Travelers' annuity business. Amgen detracted from performance when two of its pharmaceutical products, Aranesp and Epogen, faced concerns about side effects, regulatory issues and insurance troubles. Citigroup and Banco Popular both suffered from the fallout in the subprime-mortgage market.

ICAP:
In our portion of the Fund, Hess, Occidental Petroleum and Textron were the strongest contributors to absolute performance. Holdings that detracted the most from absolute performance were Office Depot, Novartis AG and Citigroup. We eliminated our position in Office Depot during the third quarter of 2007.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them.
1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the Russell 3000 Index.
3. See footnote on page 7 for more information on the S&P 500(R) Index. The S&P 500(R) Index is a secondary benchmark of the Fund.

 10   MainStay MAP Fund

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated a position in VeriSign, whose major restructuring effort was led by a brand new management team and new group of directors. We also invested in U.S. Bancorp, a company that offered a very attractive dividend yield when the Federal Reserve was moving to lower interest rates. We purchased Leucadia for our portion of the Fund when we felt the share price was close to the company's underlying book value. We eliminated positions in Ohio Casualty and Kinder Morgan when the companies were acquired at attractive premiums. We reduced our position in Harris Corp. after its stock had appreciated significantly.

ICAP:
During the reporting period, we introduced Coca-Cola to our portion of the Fund because we expected management to alleviate several problems that had plagued the company in recent years. We purchased Cisco Systems expecting that new product growth would sustain double-digit revenue growth for the company. Among the stocks we eliminated during the reporting period were Schlumberger and McDonald's, both of which had reached our price targets.

DID THE SECTOR WEIGHTINGS IN YOUR PORTION OF THE FUND CHANGE DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund reduced exposure to the industrials sector relative to the Russell 3000(R) Index. Although we added to our weightings in information technology and consumer discretionary, our portion of the Fund remained underweight relative to the Russell 3000(R) Index in both of these sectors. As of October 31, 2007, our portion of the Fund was underweight in consumer discretionary and consumer staples and overweight in financials.

ICAP:
In our portion of the Fund, weightings relative to the S&P 500(R) Index increased substantially in telecommunication services and information technology and decreased significantly in utilities, energy and financials.

As of October 31, 2007, materials and telecommunication services were the most heavily overweight positions relative to the S&P 500(R) Index. Over the course of the reporting period, this positioning had a positive impact on performance. Positioning in consumer discretionary and energy--our two most underweight sectors relative to the S&P 500(R) at the end of October--had a positive impact on performance. Utilities, which had a relatively neutral impact on relative performance, was also underweight as of October 31, 2007.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                          SHARES            VALUE
COMMON STOCKS (93.9%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)                                          93,700   $    9,237,883
GenCorp, Inc. (a)(b)                                     117,500        1,384,150
Hexcel Corp. (a)(b)                                       70,300        1,759,609
Honeywell International, Inc.                             34,100        2,059,981
Lockheed Martin Corp.                                     21,700        2,387,868
Northrop Grumman Corp.                                   194,328       16,249,707
Orbital Sciences Corp. (a)(b)                            130,000        3,318,900
Raytheon Co.                                             173,600       11,042,696
                                                                   --------------
                                                                       47,440,794
                                                                   --------------
AIRLINES (0.3%)
Southwest Airlines Co.                                   349,100        4,960,711
                                                                   --------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) (a)                      95,650        2,883,848
                                                                   --------------

BEVERAGES (2.2%)
Coca-Cola Co. (The)                                      563,500       34,801,760
PepsiCo, Inc.                                             75,541        5,568,883
                                                                   --------------
                                                                       40,370,643
                                                                   --------------
BIOTECHNOLOGY (2.2%)
Amgen, Inc. (a)                                          202,200       11,749,842
Celgene Corp. (a)                                        115,392        7,615,872
Cubist Pharmaceuticals, Inc. (a)                          22,731          531,905
Genentech, Inc. (a)                                      189,100       14,017,983
Genzyme Corp. (a)                                         89,904        6,830,007
                                                                   --------------
                                                                       40,745,609
                                                                   --------------
BUILDING PRODUCTS (0.9%)
Masco Corp.                                              668,200       16,090,256
                                                                   --------------

CAPITAL MARKETS (5.2%)
Ameriprise Financial, Inc.                                64,460        4,059,691
Bank of New York Mellon Corp. (The)                       10,075          492,164
Jefferies Group, Inc.                                    159,600        4,266,108
Legg Mason, Inc.                                          14,300        1,186,042
Merrill Lynch & Co., Inc.                                 83,700        5,525,874
V  Morgan Stanley                                      1,032,110       69,419,719
Northern Trust Corp.                                      12,055          906,657
State Street Corp.                                        75,900        6,054,543
Waddell & Reed Financial, Inc. Class A (b)                78,000        2,591,160
                                                                   --------------
                                                                       94,501,958
                                                                   --------------
CHEMICALS (4.3%)
CF Industries Holdings, Inc.                              38,900        3,419,310
Chemtura Corp.                                            85,300          794,996
V  E.I. du Pont de Nemours & Co.                       1,105,400       54,728,354
Monsanto Co.                                             177,114       17,291,640


                                                          SHARES            VALUE
CHEMICALS (CONTINUED)
Mosaic Co. (The) (a)(b)                                   19,450   $    1,357,610
                                                                   --------------
                                                                       77,591,910
                                                                   --------------
COMMERCIAL BANKS (2.1%)
Popular, Inc. (b)                                        433,171        4,569,954
U.S. Bancorp                                             111,400        3,694,024
Wachovia Corp.                                            95,800        4,380,934
Wells Fargo & Co. (b)                                    735,100       25,000,751
                                                                   --------------
                                                                       37,645,663
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Covanta Holding Corp. (a)                                260,973        7,074,978
Korn/Ferry International (a)                              24,600          471,336
On Assignment, Inc. (a)                                   27,300          227,682
PHH Corp. (a)                                             48,820        1,091,615
Waste Management, Inc.                                    44,100        1,604,799
                                                                   --------------
                                                                       10,470,410
                                                                   --------------
COMMUNICATIONS EQUIPMENT (3.7%)
ADC Telecommunications, Inc. (a)                          37,725          705,452
Cisco Systems, Inc. (a)                                  933,200       30,851,592
Finisar Corp. (a)                                        333,489          773,694
Harris Corp.                                              14,100          853,896
Harris Stratex Networks, Inc. Class A (a)                  5,102           97,550
Motorola, Inc.                                         1,773,450       33,323,126
NMS Communications Corp. (a)                             159,336          254,938
Nortel Networks Corp. (a)                                    547            8,823
Polycom, Inc. (a)(b)                                       4,376          122,440
                                                                   --------------
                                                                       66,991,511
                                                                   --------------
COMPUTERS & PERIPHERALS (2.0%)
ActivIdentity Corp. (a)                                   32,341          150,386
Dell, Inc. (a)                                           157,100        4,807,260
Hewlett-Packard Co.                                      407,100       21,038,928
Innovex, Inc. (a)                                          5,563            5,285
SanDisk Corp. (a)                                        150,942        6,701,825
Sun Microsystems, Inc. (a)(b)                            561,797        3,207,861
                                                                   --------------
                                                                       35,911,545
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.5%)
Chicago Bridge & Iron Co. N.V.                            42,000        2,100,000
Jacobs Engineering Group, Inc. (a)                        72,000        6,274,800
                                                                   --------------
                                                                        8,374,800
                                                                   --------------
CONSTRUCTION MATERIALS (0.2%)
Vulcan Materials Co. (b)                                  51,889        4,437,028
                                                                   --------------

CONSUMER FINANCE (2.7%)
American Express Co.                                     421,900       25,714,805
Capital One Financial Corp.                              310,000       20,332,900

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Discover Financial Services                              190,730   $    3,681,089
                                                                   --------------
                                                                       49,728,794
                                                                   --------------
CONTAINERS & PACKAGING (0.0%) ++
Smurfit-Stone Container Corp. (a)                          8,050           97,486
                                                                   --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Coinstar, Inc. (a)                                        60,817        2,095,146
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (5.5%)
Bank of America Corp.                                     13,724          662,595
CIT Group, Inc.                                           97,800        3,446,472
V  Citigroup, Inc.                                     1,075,900       45,080,210
V  JPMorgan Chase & Co.                                  958,700       45,058,900
Leucadia National Corp. (b)                              115,500        5,851,230
                                                                   --------------
                                                                      100,099,407
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
V  AT&T, Inc.                                            921,950       38,528,291
Cincinnati Bell, Inc. (a)                                188,750        1,023,025
Global Crossing, Ltd. (a)(b)                              24,823          523,517
                                                                   --------------
                                                                       40,074,833
                                                                   --------------
ELECTRIC UTILITIES (1.4%)
ALLETE, Inc. (b)                                           8,400          366,996
American Electric Power Co., Inc.                         43,465        2,095,448
Duke Energy Corp.                                      1,047,600       20,082,492
Westar Energy, Inc.                                      101,700        2,707,254
                                                                   --------------
                                                                       25,252,190
                                                                   --------------
ELECTRICAL EQUIPMENT (0.2%)
Rockwell Automation, Inc.                                 63,500        4,373,880
                                                                   --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Anixter International, Inc. (a)(b)                         9,300          668,205
Flextronics International, Ltd. (a)                      109,416        1,346,911
Sanmina-SCI Corp. (a)                                    384,039          848,726
Tyco Electronics, Ltd.                                   669,989       23,898,508
                                                                   --------------
                                                                       26,762,350
                                                                   --------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Exterran Holdings, Inc. (a)                               21,700        1,827,140
Hercules Offshore, Inc. (a)(b)                           102,653        2,775,737
Key Energy Services, Inc. (a)                             64,300          882,839
Newpark Resources, Inc. (a)                              124,450          780,302
Parker Drilling Co. (a)                                   71,600          604,304
Schlumberger, Ltd.                                        27,100        2,617,047
Tidewater, Inc.                                           22,700        1,241,009
                                                                   --------------
                                                                       10,728,378
                                                                   --------------


                                                          SHARES            VALUE
FOOD & STAPLES RETAILING (2.5%)
CVS Caremark Corp.                                       856,426   $   35,772,914
Longs Drug Stores Corp.                                   21,400        1,123,714
Pathmark Stores, Inc. (a)                                153,617        2,012,383
Walgreen Co.                                              82,600        3,275,090
Wal-Mart Stores, Inc.                                     68,200        3,083,322
                                                                   --------------
                                                                       45,267,423
                                                                   --------------
FOOD PRODUCTS (0.6%)
Archer-Daniels-Midland Co.                               179,140        6,409,629
Bunge, Ltd.                                               45,200        5,206,588
                                                                   --------------
                                                                       11,616,217
                                                                   --------------
GAS UTILITIES (0.1%)
National Fuel Gas Co.                                     13,900          674,011
Nicor, Inc. (b)                                           21,050          910,834
                                                                   --------------
                                                                        1,584,845
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
ArthroCare Corp. (a)                                      16,410        1,064,024
Baxter International, Inc.                                30,000        1,800,300
Boston Scientific Corp. (a)                              354,150        4,912,061
Covidien, Ltd.                                           162,689        6,767,862
Gen-Probe, Inc. (a)                                       26,668        1,867,293
Hospira, Inc. (a)                                         86,700        3,583,311
SurModics, Inc. (a)(b)                                    11,192          635,034
                                                                   --------------
                                                                       20,629,885
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Aetna, Inc.                                              343,020       19,267,433
Humana, Inc. (a)                                          13,000          974,350
SunLink Health Systems, Inc. (a)                          48,725          294,786
Universal Health Services, Inc. Class B                    3,000          146,250
                                                                   --------------
                                                                       20,682,819
                                                                   --------------
HOTELS, RESTAURANTS & LEISURE (1.6%)
InterContinental Hotels Group PLC, ADR (c)               768,665       17,940,641
McDonald's Corp.                                         139,000        8,298,300
Wyndham Worldwide Corp.                                   87,540        2,873,938
                                                                   --------------
                                                                       29,112,879
                                                                   --------------
HOUSEHOLD DURABLES (0.0%) ++
Newell Rubbermaid, Inc.                                    9,500          277,020
                                                                   --------------

HOUSEHOLD PRODUCTS (2.0%)
V  Procter & Gamble Co. (The)                            528,200       36,720,464
                                                                   --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (a)                                      127,957        2,739,559
Dynegy, Inc. Class A (a)                                 265,700        2,447,097
Mirant Corp. (a)                                          29,700        1,258,092
                                                                   --------------
                                                                        6,444,748
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (5.6%)
3M Co.                                                    16,390   $    1,415,440
V  General Electric Co.                                1,573,750       64,775,550
Textron, Inc.                                            428,350       29,646,104
Tyco International, Ltd.                                 162,689        6,697,906
                                                                   --------------
                                                                      102,535,000
                                                                   --------------
INSURANCE (2.9%)
Allstate Corp. (The)                                     171,900        9,007,560
American International Group, Inc.                        47,700        3,010,824
Aon Corp.                                                 43,335        1,963,942
Chubb Corp. (The)                                          9,700          517,495
HCC Insurance Holdings, Inc.                              33,200          992,348
Marsh & McLennan Cos., Inc.                               54,495        1,410,876
MetLife, Inc.                                            252,300       17,370,855
Phoenix Cos., Inc. (The)                                  45,900          632,502
Principal Financial Group, Inc.                           51,500        3,485,005
Travelers Cos., Inc. (The)                               123,610        6,453,678
W.R. Berkley Corp.                                       230,550        6,937,250
                                                                   --------------
                                                                       51,782,335
                                                                   --------------
INTERNET & CATALOG RETAIL (0.6%)
Liberty Media Corp. Interactive Class A (a)              438,790        9,315,512
Priceline.com, Inc. (a)(b)                                20,631        1,920,746
Stamps.com, Inc. (a)                                      26,374          366,071
                                                                   --------------
                                                                       11,602,329
                                                                   --------------
INTERNET SOFTWARE & SERVICES (2.3%)
Internet Capital Group, Inc. (a)                          23,400          300,456
S1 Corp. (a)                                             363,069        3,057,041
VeriSign, Inc. (a)(b)                                    540,898       18,439,213
Yahoo!, Inc. (a)                                         664,254       20,658,299
                                                                   --------------
                                                                       42,455,009
                                                                   --------------
IT SERVICES (0.3%)
CheckFree Corp. (a)(b)                                    24,038        1,142,526
Computer Sciences Corp. (a)                               37,400        2,183,786
Electronic Data Systems Corp.                             38,000          820,420
Western Union Co. (The)                                   15,526          342,193
                                                                   --------------
                                                                        4,488,925
                                                                   --------------
MACHINERY (0.3%)
Caterpillar, Inc.                                         60,600        4,521,366
                                                                   --------------

MARINE (0.1%)
American Commercial Lines, Inc. (a)(b)                   139,064        2,073,444
                                                                   --------------
MEDIA (0.9%)
Comcast Corp. Class A (a)                                109,200        2,298,660
DIRECTV Group, Inc. (The) (a)                             39,600        1,048,608
Discovery Holding Co. Class A (a)                         34,587          986,075


                                                          SHARES            VALUE
MEDIA (CONTINUED)
Dow Jones & Co., Inc.                                      5,500   $      328,955
Gemstar-TV Guide International, Inc. (a)                 127,356          877,483
Liberty Global, Inc. Class A (a)                           9,060          355,605
Liberty Global, Inc. Class C (a)                          23,670          868,216
Liberty Media Holding Corp. Capital Class A (a)           44,385        5,547,237
Marvel Entertainment, Inc. (a)(b)                         27,500          680,350
Primedia, Inc.                                            11,729          106,851
Time Warner, Inc.                                        136,000        2,483,360
                                                                   --------------
                                                                       15,581,400
                                                                   --------------
METALS & MINING (1.1%)
Rio Tinto PLC, Sponsored ADR (b)(c)                       44,650       16,743,750
United States Steel Corp.                                 34,100        3,679,390
                                                                   --------------
                                                                       20,423,140
                                                                   --------------
MULTILINE RETAIL (1.4%)
Target Corp.                                             422,550       25,927,668
                                                                   --------------

MULTI-UTILITIES (0.3%)
Black Hills Corp. (b)                                     14,150          628,543
CMS Energy Corp. (b)                                     112,800        1,914,216
DTE Energy Co. (b)                                        23,100        1,145,760
Sempra Energy                                             27,800        1,709,978
                                                                   --------------
                                                                        5,398,497
                                                                   --------------
OFFICE ELECTRONICS (0.0%) ++
Xerox Corp. (a)                                           30,400          530,176
                                                                   --------------

OIL, GAS & CONSUMABLE FUELS (8.9%)
Anadarko Petroleum Corp.                                  88,400        5,217,368
Apache Corp.                                             129,000       13,391,490
BP PLC, Sponsored ADR (c)                                 38,800        3,026,012
Chesapeake Energy Corp.                                   91,200        3,600,576
Chevron Corp.                                             60,374        5,524,825
ConocoPhillips                                            52,178        4,433,043
Devon Energy Corp.                                       186,542       17,423,023
V  Hess Corp.                                            576,200       41,261,682
International Coal Group, Inc. (a)(b)                    240,400        1,293,352
Marathon Oil Corp.                                        82,300        4,866,399
Murphy Oil Corp.                                           4,500          331,335
Noble Energy, Inc.                                        28,318        2,167,460
Occidental Petroleum Corp.                               531,240       36,682,122
Pogo Producing Co. (b)                                    89,800        5,348,488
Spectra Energy Corp.                                     523,800       13,608,324
Williams Cos., Inc.                                      113,100        4,127,019
                                                                   --------------
                                                                      162,302,518
                                                                   --------------
PAPER & FOREST PRODUCTS (1.4%)
International Paper Co.                                  545,550       20,163,528
MeadWestvaco Corp.                                        75,005        2,523,168

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co.                                          38,600   $    2,930,126
                                                                   --------------
                                                                       25,616,822
                                                                   --------------
PHARMACEUTICALS (8.3%)
Abbott Laboratories                                      137,800        7,526,636
Bristol-Myers Squibb Co.                                 884,450       26,524,656
V  Merck & Co., Inc.                                     686,000       39,966,360
Mylan, Inc.                                               36,500          548,960
V  Novartis AG, ADR (c)                                  858,550       45,649,104
Schering-Plough Corp.                                     99,600        3,039,792
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)                                                 117,998        5,193,092
Wyeth                                                    469,850       22,848,806
                                                                   --------------
                                                                      151,297,406
                                                                   --------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Colonial Properties Trust                                 40,200        1,259,466
Friedman, Billings, Ramsey Group, Inc. Class A (b)        23,100           99,330
HCP, Inc.                                                128,746        4,382,514
UDR, Inc. (b)                                            256,270        6,083,850
                                                                   --------------
                                                                       11,825,160
                                                                   --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
St. Joe Co. (The) (b)                                    106,200        3,595,932
                                                                   --------------

ROAD & RAIL (2.6%)
Avis Budget Group, Inc. (a)                              107,870        2,251,247
Celadon Group, Inc. (a)                                  136,858        1,094,864
CSX Corp.                                                 40,100        1,795,277
Norfolk Southern Corp.                                   692,550       35,770,208
Union Pacific Corp.                                       42,600        5,454,504
                                                                   --------------
                                                                       46,366,100
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Applied Micro Circuits Corp. (a)                         217,050          698,901
Intel Corp.                                              261,700        7,039,730
NVIDIA Corp. (a)                                         132,345        4,682,366
Skyworks Solutions, Inc. (a)                              83,278          767,823
Texas Instruments, Inc. (b)                              666,350       21,723,010
Vitesse Semiconductor Corp. (a)                           75,852           84,196
Zoran Corp. (a)                                            9,096          231,948
                                                                   --------------
                                                                       35,227,974
                                                                   --------------
SOFTWARE (1.5%)
Blackboard, Inc. (a)                                      34,639        1,728,486
Compuware Corp. (a)                                      236,272        2,362,720
i2 Technologies, Inc. (a)(b)                              57,581          976,574
Microsoft Corp.                                          549,133       20,213,586
MSC.Software Corp. (a)                                     2,700           37,260
TIBCO Software, Inc. (a)                                  37,200          341,496


                                                          SHARES            VALUE
SOFTWARE (CONTINUED)
Wind River Systems, Inc. (a)(b)                           73,899   $      924,476
                                                                   --------------
                                                                       26,584,598
                                                                   --------------
SPECIALTY RETAIL (0.1%)
Circuit City Stores, Inc. (b)                             15,900          126,087
PEP Boys--Manny, Moe & Jack                              125,155        1,841,030
                                                                   --------------
                                                                        1,967,117
                                                                   --------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Washington Mutual, Inc. (b)                               51,725        1,442,093
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
Sprint Nextel Corp.                                      187,208        3,201,257
Vodafone Group PLC, ADR (c)                              733,900       28,820,253
                                                                   --------------
                                                                       32,021,510
                                                                   --------------
Total Common Stocks
 (Cost $1,403,189,780)                                              1,705,531,969
                                                                   --------------

CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Six Flags, Inc.
 7.25% (a)                                               101,400        1,962,090
                                                                   --------------
Total Convertible Preferred Stock
 (Cost $2,276,627)                                                      1,962,090
                                                                   --------------
                                                       NUMBER OF
                                                        WARRANTS
WARRANTS (0.0%)++
---------------------------------------------------------------------------------
MARINE (0.0%) ++
American Commercial Lines, Inc.
 Strike Price $12.00
 Expire 1/12/09 (a)(d)                                     6,765          725,749
                                                                   --------------
Total Warrants
 (Cost $3,173,826)                                                        725,749
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
LONG-TERM BONDS (0.1%)
CONVERTIBLE BOND (0.1%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.1%)
Rewards Network, Inc.
 3.25%, due 10/15/23                                    $800,000          758,000
                                                                   --------------
Total Convertible Bond
 (Cost $676,849)                                                          758,000
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BOND (0.0%)++
---------------------------------------------------------------------------------
MARINE (0.0%) ++
American Commercial Lines LLC
 11.25%, due 1/1/08 (a)(d)(e)(f)(g)                   $5,511,870   $       37,419
                                                                   --------------
Total Corporate Bond
 (Cost $0)                                                                 37,419
                                                                   --------------
Total Long-Term Bonds
 (Cost $676,849)                                                          795,419
                                                                   --------------
SHORT-TERM INVESTMENTS (11.8%)
---------------------------------------------------------------------------------
INVESTMENT COMPANIES (11.8%)
State Street Navigator Fund                           96,587,360       96,587,360
State Street Navigator Securities Lending Prime
 Portfolio (h)                                       117,975,930      117,975,930
                                                                   --------------
Total Investment Companies
 (Cost $214,563,290)                                                  214,563,290
                                                                   --------------
Total Short-Term Investments
 (Cost $214,563,290)                                                  214,563,290
                                                                   --------------
Total Investments
 (Cost $1,623,880,372)                                     105.9%   1,923,578,517(i)
Liabilities in Excess of
 Cash and Other Assets                                      (5.9)    (107,139,617)
                                                    ------------   --------------
Net Assets                                                 100.0%  $1,816,438,900
                                                    ============   ==============

++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $114,262,008; cash collateral of $117,975,930 (included in liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Fair valued security. The total market value of these
     securities at October 31, 2007 is $763,168, which reflects
     0.0% of the Fund's net assets.
(e)  Illiquid security. The total market value of the security at
     October 31, 2007 is $37,419, which represents 0.0% of the
     Fund's net assets.
(f)  Escrow reserve--reserve account for disputed claims.
(g)  Issue in default.
(h)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)  At October 31, 2007, cost is $1,627,685,518 for federal income tax purposes and net unrealized appreciation is as
     follows:

    Gross unrealized appreciation                      $345,985,934
    Gross unrealized depreciation                       (50,092,935)
                                                       ------------
    Net unrealized appreciation                        $295,892,999
                                                       ============

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $1,623,880,372) including
  $114,262,008 market value of securities
  loaned                                      $1,923,578,517
Cash                                              19,149,401
Receivables:
  Investment securities sold                       4,340,792
  Fund shares sold                                 2,172,934
  Dividends and interest                           1,869,911
Other assets                                          52,429
                                              --------------
    Total assets                               1,951,163,984
                                              --------------
LIABILITIES:
Securities lending collateral                    117,975,930
Payables:
  Investment securities purchased                 11,087,320
  Fund shares redeemed                             2,822,873
  Manager (See Note 3)                             1,203,737
  NYLIFE Distributors (See Note 3)                   780,584
  Transfer agent (See Note 3)                        546,454
  Shareholder communication                          194,693
  Professional fees                                   66,663
  Trustees                                            19,895
  Custodian                                           12,819
Accrued expenses                                      14,116
                                              --------------
    Total liabilities                            134,725,084
                                              --------------
Net assets                                    $1,816,438,900
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                 $      448,483
Additional paid-in capital                     1,308,980,970
                                              --------------
                                               1,309,429,453
Accumulated undistributed net investment
  income                                           7,182,362
Accumulated undistributed net realized gain
  on investments                                 200,128,940
Net unrealized appreciation on investments       299,698,145
                                              --------------
Net assets                                    $1,816,438,900
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  647,374,072
                                              ==============
Shares of beneficial interest outstanding         15,642,611
                                              ==============
Net asset value per share outstanding         $        41.39
Maximum sales charge (5.50% of offering
  price)                                                2.41
                                              --------------
Maximum offering price per share outstanding  $        43.80
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  378,341,667
                                              ==============
Shares of beneficial interest outstanding          9,753,739
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        38.79
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  331,430,063
                                              ==============
Shares of beneficial interest outstanding          8,543,847
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        38.79
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  438,054,425
                                              ==============
Shares of beneficial interest outstanding         10,397,129
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        42.13
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   12,423,530
                                              ==============
Shares of beneficial interest outstanding            298,016
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.69
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    8,559,632
                                              ==============
Shares of beneficial interest outstanding            206,779
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.40
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $      255,511
                                              ==============
Shares of beneficial interest outstanding              6,185
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.31
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 30,770,252
  Interest                                         3,299,544
  Income from securities loaned--net                 428,586
                                                -------------
    Total income                                  34,498,382
                                                -------------
EXPENSES:
  Manager (See Note 3)                            12,178,588
  Distribution--Class B (See Note 3)               2,787,173
  Distribution--Class C (See Note 3)               2,169,795
  Distribution--Class R3 (See Note 3)                    278
  Distribution/Service--Class A (See Note 3)       1,466,372
  Service--Class B (See Note 3)                      929,058
  Service--Class C (See Note 3)                      723,265
  Distribution/Service--Class R2 (See Note 3)         19,392
  Distribution/Service--Class R3 (See Note 3)            278
  Transfer agent--Classes A, B and C (See Note
    3)                                             2,666,828
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     467,204
  Shareholder communication                          481,717
  Professional fees                                  285,906
  Recordkeeping                                      193,504
  Registration                                       123,416
  Trustees                                            89,067
  Custodian                                           46,585
  Shareholder service--Class R1 (See Note 3)          15,630
  Shareholder service--Class R2 (See Note 3)           7,757
  Shareholder service--Class R3 (See Note 3)             111
  Miscellaneous                                       60,979
                                                -------------
    Total expenses                                24,712,903
                                                -------------
Net investment income                              9,785,479
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                 206,185,245
Net change in unrealized appreciation on
  investments                                     34,411,705
                                                -------------
Net realized and unrealized gain on
  investments                                    240,596,950
                                                -------------
Net increase in net assets resulting from
  operations                                    $250,382,429
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $154,840.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $    9,785,479   $      879,993
 Net realized gain on investments     206,185,245      119,386,149
 Net change in unrealized
  appreciation on investments          34,411,705       91,403,010
                                   -------------------------------
 Net increase in net assets
  resulting from operations           250,382,429      211,669,152
                                   -------------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (1,298,699)        (654,970)
   Class I                             (1,862,014)              --
   Class R1                               (69,530)         (14,914)
   Class R2                               (16,990)              --
   Class R3                                    (6)              --
                                   -------------------------------
                                       (3,247,239)        (669,884)
                                   -------------------------------
 From net realized gain on investments:
   Class A                            (41,719,679)     (22,183,084)
   Class B                            (29,677,567)     (24,673,394)
   Class C                            (20,958,071)     (11,859,654)
   Class I                            (27,940,195)     (19,312,266)
   Class R1                            (1,243,856)        (804,376)
   Class R2                              (458,643)        (128,903)
   Class R3                                  (817)              --
                                   -------------------------------
                                     (121,998,828)     (78,961,677)
                                   -------------------------------
 Total dividends and
  distributions to shareholders      (125,246,067)     (79,631,561)
                                   -------------------------------

                                             2007             2006

Capital share transactions:
 Net proceeds from sale of shares  $  430,483,762   $  351,019,596
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions      111,185,137       71,149,592
 Cost of shares redeemed             (354,712,645)    (312,844,898)

Net asset value of shares converted (See Note 1):
   Class A                             16,642,541       67,090,646
   Class B                            (16,642,541)     (67,090,646)
                                   -------------------------------
   Increase in net assets derived
    from capital share
    transactions                      186,956,254      109,324,290
                                   -------------------------------
   Net increase in net assets         312,092,616      241,361,881

NET ASSETS:
Beginning of year                   1,504,346,284    1,262,984,403
                                   -------------------------------
End of year                        $1,816,438,900   $1,504,346,284
                                   ===============================
Accumulated undistributed net
 investment income at end of year  $    7,182,362   $      784,905
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                                                                                    JANUARY 1,
                                                                                                       2003*
                                                                                                      THROUGH         YEAR ENDED
                                                          YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                              2007          2006          2005          2004           2003              2002
Net asset value at beginning of period      $  38.55      $  35.03      $  32.08      $  28.04       $  21.95          $  27.66
                                            --------      --------      --------      --------      -----------      ------------
Net investment income (loss)                    0.31(a)       0.11(a)       0.10(a)(b)    (0.01)(a)     (0.04)             0.15
Net realized and unrealized gain (loss) on
  investments                                   5.68          5.54          4.16          4.05           6.13             (5.69)
                                            --------      --------      --------      --------      -----------      ------------
Total from investment operations                5.99          5.65          4.26          4.04           6.09             (5.54)
                                            --------      --------      --------      --------      -----------      ------------
Less dividends and distributions:
  From net investment income                   (0.09)           --            --            --             --             (0.11)
  From net realized gain on investments        (3.06)        (2.13)        (1.31)           --             --             (0.06)
                                            --------      --------      --------      --------      -----------      ------------
Total dividends and distributions              (3.15)        (2.13)        (1.31)           --             --             (0.17)
                                            --------      --------      --------      --------      -----------      ------------
Net asset value at end of period            $  41.39      $  38.55      $  35.03      $  32.08       $  28.04          $  21.95
                                            ========      ========      ========      ========      ===========      ============
Total investment return (c)                    16.61%        16.80%        13.51%        14.41%         27.74%(d)        (20.04%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  0.79%         0.28%         0.29%(b)     (0.05%)        (0.17%)+           0.63%
  Net expenses                                  1.27%         1.35%         1.35%         1.35%          1.35% +           1.33%
  Expenses (before reimbursement)               1.27%         1.33%         1.37%         1.38%          1.45% +           1.44%
Portfolio turnover rate                           76%          100%           56%           64%            61%               77%
Net assets at end of period (in 000's)      $647,374      $524,523      $358,214      $268,513       $176,932          $123,461

                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                                                                                    JANUARY 1,
                                                                                                       2003*
                                                                                                      THROUGH         YEAR ENDED
                                                          YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                              2007          2006          2005          2004           2003              2002
Net asset value at beginning of period      $  36.49      $  33.50      $  30.96      $  27.26        $ 21.47          $ 27.13
                                            --------      --------      --------      --------      -----------      ------------
Net investment income (loss)                    0.01(a)      (0.16)(a)     (0.15)(a)(b)    (0.24)(a)     (0.16)          (0.03)
Net realized and unrealized gain (loss) on
  investments                                   5.35          5.28          4.00          3.94           5.95            (5.57)
                                            --------      --------      --------      --------      -----------      ------------
Total from investment operations                5.36          5.12          3.85          3.70           5.79            (5.60)
                                            --------      --------      --------      --------      -----------      ------------
Less dividends and distributions:
  From net investment income                      --            --            --            --             --               --
  From net realized gain on investments        (3.06)        (2.13)        (1.31)           --             --            (0.06)
                                            --------      --------      --------      --------      -----------      ------------
Total dividends and distributions              (3.06)        (2.13)        (1.31)           --             --            (0.06)
                                            --------      --------      --------      --------      -----------      ------------
Net asset value at end of period            $  38.79      $  36.49      $  33.50      $  30.96        $ 27.26          $ 21.47
                                            ========      ========      ========      ========      ===========      ============
Total investment return (c)                    15.73%        15.94%        12.64%        13.57%         26.97%(d)       (20.63%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  0.04%        (0.46%)       (0.46%)(b)    (0.80%)        (0.92%)+         (0.12%)
  Net expenses                                  2.02%         2.10%         2.10%         2.10%          2.10% +          2.08%
  Expenses (before reimbursement)               2.02%         2.08%         2.12%         2.13%          2.20% +          2.19%
Portfolio turnover rate                           76%          100%           56%           64%            61%              77%
Net assets at end of period (in 000's)      $331,430      $245,458      $181,398      $138,044        $95,004          $69,077

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one cent per share.

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
    ----------------------------------------------------------------------------------------
                                                               JANUARY 1,
                                                                  2003*
                                                                 THROUGH         YEAR ENDED
                   YEAR ENDED OCTOBER 31,                      OCTOBER 31,      DECEMBER 31,
      2007          2006          2005             2004           2003              2002
    $  36.49      $  33.50      $  30.96         $  27.26       $  21.47          $  27.13
    --------      --------      --------         --------      -----------      ------------
        0.02(a)      (0.15)(a)     (0.15)(a)(b)     (0.24)(a)      (0.16)            (0.03)
        5.34          5.27          4.00             3.94           5.95             (5.57)
    --------      --------      --------         --------      -----------      ------------
        5.36          5.12          3.85             3.70           5.79             (5.60)
    --------      --------      --------         --------      -----------      ------------
          --            --            --               --             --                --
       (3.06)        (2.13)        (1.31)              --             --             (0.06)
    --------      --------      --------         --------      -----------      ------------
       (3.06)        (2.13)        (1.31)              --             --             (0.06)
    --------      --------      --------         --------      -----------      ------------
    $  38.79      $  36.49      $  33.50         $  30.96       $  27.26          $  21.47
    ========      ========      ========         ========      ===========      ============
       15.73%        15.94%        12.64%           13.57%         26.97% (d)       (20.63%)
        0.06%        (0.45%)       (0.46%)(b)       (0.80%)        (0.92%)+          (0.12%)
        2.02%         2.10%         2.10%            2.10%          2.10% +           2.08%
        2.02%         2.08%         2.12%            2.13%          2.20% +           2.19%
          76%          100%           56%              64%            61%               77%
    $378,342      $354,543      $387,772         $313,765       $220,932          $153,581


                                            CLASS I
    ----------------------------------------------------------------------------------------
                                                               JANUARY 1,
                                                                  2003*
                                                                 THROUGH         YEAR ENDED
                   YEAR ENDED OCTOBER 31,                      OCTOBER 31,      DECEMBER 31,
      2007          2006          2005             2004           2003              2002
    $  39.15      $  35.50      $  32.37         $  28.19       $  22.03          $  27.75
    --------      --------      --------         --------      -----------      ------------
        0.45(a)       0.23(a)       0.24(a)(b)       0.09(a)        0.00(a)(e)        0.19
        5.78          5.62          4.20             4.09           6.16             (5.69)
    --------      --------      --------         --------      -----------      ------------
        6.23          5.85          4.44             4.18           6.16             (5.50)
    --------      --------      --------         --------      -----------      ------------
       (0.19)        (0.07)           --               --             --             (0.16)
       (3.06)        (2.13)        (1.31)              --             --             (0.06)
    --------      --------      --------         --------      -----------      ------------
       (3.25)        (2.20)        (1.31)              --             --             (0.22)
    --------      --------      --------         --------      -----------      ------------
    $  42.13      $  39.15      $  35.50         $  32.37       $  28.19          $  22.03
    ========      ========      ========         ========      ===========      ============
       16.99%        17.21%        13.96%           14.83%         27.96%(d)        (19.81%)
        1.15%         0.61%         0.69%(b)         0.31%          0.08%+            0.88%
        0.92%         1.03%         0.95%            0.99%          1.10%+            1.08%
        0.92%         1.01%         0.97%            1.02%          1.20%+            1.19%
          76%          100%           56%              64%            61%               77%
    $438,054      $358,423      $320,099         $274,975       $183,283          $115,186



    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   CLASS R1                               CLASS R2
                                            ------------------------------------------------------      -------------
                                                                                       JANUARY 2,
                                                                                         2004**
                                                                                         THROUGH         YEAR ENDED
                                                   YEAR ENDED OCTOBER 31,              OCTOBER 31,       OCTOBER 31,
                                               2007          2006         2005            2004             2007
Net asset value at beginning of period       $ 38.78        $ 35.19      $ 32.13         $30.38           $38.54
                                            ----------      -------      -------       -----------      ----------
Net investment income (loss)                    0.42(a)        0.19(a)      0.16(a)(b)     0.05(a)          0.32(a)
Net realized and unrealized gain on
  investments                                   5.71           5.57         4.21           1.70             5.68
                                            ----------      -------      -------       -----------      ----------
Total from investment operations                6.13           5.76         4.37           1.75             6.00
                                            ----------      -------      -------       -----------      ----------
Less dividends and distributions:
  From net investment income                   (0.16)         (0.04)          --             --            (0.08)
  From net realized gain on investments        (3.06)         (2.13)       (1.31)            --            (3.06)
                                            ----------      -------      -------       -----------      ----------
Total dividends and distributions              (3.22)         (2.17)       (1.31)            --            (3.14)
                                            ----------      -------      -------       -----------      ----------
Net asset value at end of period             $ 41.69        $ 38.78      $ 35.19         $32.13           $41.40
                                            ==========      =======      =======       ===========      ==========
Total investment return (c)                    16.89%         17.08%       13.84%          5.76%(d)        16.61%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  1.08%          0.51%        0.59%(b)       0.21%+           0.81%
  Net expenses                                  1.02%          1.13%        1.05%          1.09%+           1.27%
  Expenses (before reimbursement)               1.02%          1.11%        1.07%          1.12%+           1.27%
Portfolio turnover rate                           76%           100%          56%            64%              76%
Net assets at end of period (in 000's)       $12,424        $15,583      $13,379         $   34           $8,560

                                                          CLASS R2
                                            ------------------------------------
                                                                     JANUARY 2,
                                                                       2004**
                                                YEAR ENDED             THROUGH
                                               OCTOBER 31,           OCTOBER 31,
                                             2006        2005           2004
Net asset value at beginning of period      $35.03      $32.07         $30.38
                                            ------      ------       -----------
Net investment income (loss)                  0.07(a)     0.07(a)(b)    (0.01)(a)
Net realized and unrealized gain on
  investments                                 5.57        4.20           1.70
                                            ------      ------       -----------
Total from investment operations              5.64        4.27           1.69
                                            ------      ------       -----------
Less dividends and distributions:
  From net investment income                    --          --             --
  From net realized gain on investments      (2.13)      (1.31)            --
                                            ------      ------       -----------
Total dividends and distributions            (2.13)      (1.31)            --
                                            ------      ------       -----------
Net asset value at end of period            $38.54      $35.03         $32.07
                                            ======      ======       ===========
Total investment return (c)                  16.80%      13.54%          5.56%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                0.17%       0.34%(b)      (0.04%)+
  Net expenses                                1.38%       1.30%          1.34% +
  Expenses (before reimbursement)             1.36%       1.32%          1.37% +
Portfolio turnover rate                        100%         56%            64%
Net assets at end of period (in 000's)      $5,806      $2,122         $    4

                                                       CLASS R3
                                           --------------------------------
                                                                 APRIL 28,
                                                                  2006**
                                           YEAR ENDED             THROUGH
                                           OCTOBER 31,          OCTOBER 31,
                                              2007                 2006
Net asset value at beginning of period       $38.49               $37.46
                                           -----------          -----------
Net investment income (loss)                   0.17(a)             (0.02)(a)
Net realized and unrealized gain on
  investments                                  5.73                 1.05
                                           -----------          -----------
Total from investment operations               5.90                 1.03
                                           -----------          -----------
Less dividends and distributions:
  From net investment income                  (0.02)                  --
  From net realized gain on investments       (3.06)                  --
                                           -----------          -----------
Total dividends and distributions             (3.08)                  --
                                           -----------          -----------
Net asset value at end of period             $41.31               $38.49
                                           ===========          ===========
Total investment return (c)                   16.37%                2.75%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.42%               (0.10%)+
  Net expenses                                 1.52%                1.72% +
  Expenses (before reimbursement)              1.52%                1.73% +
Portfolio turnover rate                          76%                 100%
Net assets at end of period (in 000's)       $  256               $   10

**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.

 22   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held

                                                    www.mainstayfunds.com     23
securities with a value of $763,168 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 25) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

 24   MainStay MAP Fund

Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Institutional Capital Corp. (the "Subadvisors") each act as subadvisors to the Fund and manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the terms of the Subadvisory Agreements between NYLIM and the Subadvisors, NYLIM pays for the services of the Subadvisors.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and 0.70% on assets in excess of $1.0 billion.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class I, 0.98%; Class R1, 1.08%; Class R2, 1.33% and Class R3, 1.58%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $12,178,588. It was unnecessary for NYLIM to reimburse the Fund for expenses for the year ended October 31, 2007.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.35% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts

                                                    www.mainstayfunds.com     25
actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $322,025 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,396, $424,652 and $29,993, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $3,134,032.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $       382       0.0*%
------------------------------------------------------------
Class C                                      184       0.0*
------------------------------------------------------------
Class I                               87,609,408      20.0
------------------------------------------------------------
Class R1                                   1,648       0.0*
------------------------------------------------------------
Class R2                                   1,632       0.0*
------------------------------------------------------------
Class R3                                  11,954       4.7
------------------------------------------------------------

*Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $63,252.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $193,504 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED       OTHER        UNREALIZED        TOTAL
   ORDINARY       CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
    INCOME      GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $110,447,761   $100,668,687      $ --        $295,892,999    $507,009,447
 -------------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals and real estate investment trust income.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

 ACCUMULATED NET     ACCUMULATED NET
   INVESTMENT      REALIZED GAIN (LOSS)     ADDITIONAL
  INCOME (LOSS)       ON INVESTMENTS      PAID-IN-CAPITAL
   $ (140,783)           $140,783           $       --
 --------------------------------------------------------

The reclassifications for the Fund are primarily due to real estate investment trust gain (loss), reclassifications of distributions and partnership income adjustments.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                              2007          2006
Distributions paid from:
  Ordinary Income                    $ 32,717,761    $34,573,479
  Long-Term Capital Gains              92,528,306     45,058,082
----------------------------------------------------------------
                                     $125,246,067    $79,631,561
----------------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 26   MainStay MAP Fund

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $1,228,137 and $1,199,097, respectively.
NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 4,359      $ 169,215
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                             1,025         37,604
Shares redeemed                            (3,775)      (146,594)
                                          ----------------------
Net increase in shares outstanding
  before conversion                         1,609         60,225
Shares converted from Class B (See Note
  1)                                          427         16,643
                                          ----------------------
Net increase                                2,036      $  76,868
                                          ======================

Year ended October 31, 2006:
Shares sold                                 4,181      $ 151,664
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               540         18,769
Shares redeemed                            (3,269)      (118,817)
                                          ----------------------
Net increase in shares outstanding
  before conversion                         1,452         51,616
Shares converted from Class B (See Note
  1)                                        1,928         67,091
                                          ----------------------
Net increase                                3,380      $ 118,707
                                          ======================

CLASS B                                   SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                 1,759      $ 48,662
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               772        26,648
Shares redeemed                            (2,040)      (59,264)
                                          ---------------------
Net increase in shares outstanding
  before conversion                           491        16,046
Shares reacquired upon conversion into
  Class A (See Note 1)                       (454)      (16,643)
                                          ---------------------
Net increase (decrease)                        37      $   (597)
                                          =====================

Year ended October 31, 2006:

Shares sold                                 1,361      $ 46,980
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               680        22,482
Shares redeemed                            (1,876)      (64,516)
                                          ---------------------
Net increase (decrease) in shares
  outstanding before conversion               165         4,946
Shares reacquired upon conversion into
  Class A (See Note 1)                     (2,024)      (67,091)
                                          ---------------------
Net decrease                               (1,859)     $(62,145)
                                          =====================

CLASS C                                   SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                 2,472      $ 90,127
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               460        15,898
Shares redeemed                            (1,116)      (40,778)
                                          ---------------------
Net increase                                1,816      $ 65,247
                                          =====================

Year ended October 31, 2006:

Shares sold                                 2,076      $ 71,646
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               280         9,268
Shares redeemed                            (1,043)      (36,010)
                                          ---------------------
Net increase                                1,313      $ 44,904
                                          =====================

                                                    www.mainstayfunds.com     27

CLASS I                                   SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 2,817      $111,404
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               783        29,245
Shares redeemed                            (2,358)      (93,512)
                                          ---------------------
Net increase                                1,242      $ 47,137
                                          =====================

Year ended October 31, 2006:

Shares sold                                 2,005      $ 73,750
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               559        19,682
Shares redeemed                            (2,426)      (89,674)
                                          ---------------------
Net increase                                  138      $  3,758
                                          =====================

CLASS R1                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   86      $3,316
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               35       1,313
Shares redeemed                             (225)     (8,834)
                                          ------------------
Net decrease                                (104)     $(4,205)
                                          ==================

Year ended October 31, 2006:

Shares sold                                   73      $2,661
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               24         819
Shares redeemed                              (75)     (2,723)
                                          ------------------
Net increase                                  22      $  757
                                          ==================

CLASS R2                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                  191      $7,511
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               13         476
Shares redeemed                             (148)     (5,714)
                                          ------------------
Net increase                                  56      $2,273
                                          ==================

Year ended October 31, 2006:

Shares sold                                  117      $4,309
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                4         129
Shares redeemed                              (31)     (1,105)
                                          ------------------
Net increase                                  90      $3,333
                                          ==================

CLASS R3                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                    6      $  248
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               -- (a)       1
Shares redeemed                              (--)(a)     (16)
                                          ------------------
Net increase                                   6      $  233
                                          ==================

Year ended October 31, 2006:

Shares sold                                   -- (a)  $   10
                                          ------------------
Net increase                                  -- (a)  $   10
                                          ==================

(a) Less than one thousand.

NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

 28   MainStay MAP Fund

The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 30   MainStay MAP Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreements (each of the Management Agreement and the Subadvisory Agreements, an "Agreement") between the Manager and Markston International LLC ("Markston") and between the Manager and Institutional Capital LLC ("ICAP"), a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), an affiliate of the Manager (each of Markston and ICAP, a "Subadvisor"), at a meeting held on May 22 and 23, 2007.

In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisors, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and each Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisors have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisors' investment programs and investment results with respect to the Fund, and each Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. Each Subadvisor is responsible for the day-to-day portfolio management of a portion of the assets of the Fund, including determining the composition of the portfolio of its portion of the Fund's assets and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and each Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed information about each Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees noted that the Fund's assets represented a significant portion of Markston's assets under management, and a smaller portion of ICAP's assets under management. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, each Subadvisor and certain other service providers, as well as each Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Board also considered the proposed subadvisory fee rate payable by the Manager to each Subadvisor under its Subadvisory Agreement. The Board noted that the subadvisory fee arrangement between the Manager and each Subadvisor included breakpoints based on the amount of assets in the Subadvisor's portion of the Fund's portfolio. The Board also considered and compared the rate of each Subadvisor's proposed subadvisory fee to advisory fees paid by funds identified by fund data services as comparable to the Fund. Based on these considerations, the Board concluded that each Subadvisor's proposed subadvisory fee rate under its Agreement was reasonable in comparison to other subadvisory fee rates.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board took into consideration information it received on, among other things, the favorable long- and short-term performance of the Fund under the monitoring of the Manager, the favorable performance of Markston, and ICAP's favorable performance in managing its portion of the Fund's assets. The Board further considered the experience level, tenure and compensation of the management team of each Subadvisor. The Board concluded that the investment program of each Subadvisor appeared appropriately to complement the investment program of the other Subadvisor.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates, and the subadvisory fee payments made by the Manager to the Subadvisor. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund and from the overall relationship with the Trust was low. The Trustees considered other

                                                    www.mainstayfunds.com     31
benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other. The Board considered that, in a transaction that closed on June 30, 2006, ICAP had entered into an agreement with NYLIM Holdings, at which time ICAP became an affiliated person of the Manager.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. Although the Trustees received fee and expense data with respect to other clients of the Manager generally, they were advised that no other client of the Manager had an investment strategy similar to that of the Fund. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to maintain the limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 32   MainStay MAP Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $92,528,306.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 26.0% to arrive at the amount eligible for qualified dividend income, 19.8% for qualified interest income and 21.1% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

                       VOTES          VOTES
    MAP FUND            FOR         WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley    26,971,656.478   73,047.887  38,954.000    27,083,658.365
----------------------------------------------------------------------------
Alan R. Latshaw    26,976,213.830   68,490.535  38,954.000    27,083,658.365
----------------------------------------------------------------------------
Peter Meenan       26,977,354.541   67,349.824  38,954.000    27,083,658.365
----------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        26,947,223.510   97,480.855  38,954.000    27,083,658.365
----------------------------------------------------------------------------
Richard S.
 Trutanic          26,940,863.454  103,840.911  38,954.000    27,083,658.365
----------------------------------------------------------------------------
Roman L. Weil      26,945,930.903   98,773.462  38,954.000    27,083,658.365
----------------------------------------------------------------------------
John A. Weisser    26,976,061.483   68,642.882  38,954.000    27,083,658.365
----------------------------------------------------------------------------
Brian A. Murdock   26,974,592.196   70,112.169  38,954.000    27,083,658.365
----------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     33

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 34   MainStay MAP Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc., since 2006 (3
                                             Consultant (1999 to 2000); Head                   funds); Director, MainStay VP
                                             of Global Funds, Citicorp (1995                   Series Fund, Inc., since June
                                             to 1999)                                          2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 36   MainStay MAP Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE LOGO)                     MS329-07   MSMP11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       24
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     25
--------------------------------------------------------------------------------

Federal Income Tax Information                                                27
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  27
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        27
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               27
--------------------------------------------------------------------------------

Trustees and Officers                                                         28

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       18.62%  18.77%    5.89%
Excluding sales charges  25.53   20.12     6.77

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP GROWTH FUND
                                                                          CLASS A                  RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
1/2/01                                                                      9450                              10000
                                                                            7078                               6945
                                                                            5916                               5722
                                                                            7777                               7970
                                                                            8590                               8669
                                                                           10773                              10048
                                                                           11784                              11506
10/31/07                                                                   14792                              13774

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       19.51%  19.05%    5.99%
Excluding sales charges  24.51   19.25     5.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP GROWTH FUND
                                                                          CLASS B                  RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
1/2/01                                                                     10000                              10000
                                                                            7440                               6945
                                                                            6170                               5722
                                                                            8050                               7970
                                                                            8820                               8669
                                                                           10980                              10048
                                                                           11850                              11506
10/31/07                                                                   14879                              13774

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       23.53%  19.23%    5.97%
Excluding sales charges  24.53   19.23     5.97

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP GROWTH FUND
                                                                          CLASS C                  RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
1/2/01                                                                     10000                              10000
                                                                            7440                               6945
                                                                            6170                               5722
                                                                            8050                               7970
                                                                            8820                               8669
                                                                           10990                              10048
                                                                           11940                              11506
10/31/07                                                                   14869                              13774

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception through 3/28/05 performance of Class I shares (first offered 3/29/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class I shares upon initial offer. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class A shares adjusted to reflect the

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         25.99%  20.52%    7.11%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP GROWTH FUND
                                                                          CLASS I                  RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
1/2/01                                                                     10000                              10000
                                                                            7506                               6945
                                                                            6289                               5722
                                                                            8288                               7970
                                                                            9178                               8669
                                                                           11552                              10048
                                                                           12694                              11506
10/31/07                                                                   15993                              13774

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         25.13%  19.73%    6.42%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP GROWTH FUND
                                                                          CLASS R3                 RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
1/2/01                                                                     10000                              10000
                                                                            7468                               6945
                                                                            6220                               5722
                                                                            8149                               7970
                                                                            8969                               8669
                                                                           11209                              10048
                                                                           12230                              11506
10/31/07                                                                   15303                              13774

                                      ONE     FIVE       SINCE
BENCHMARK PERFORMANCE                YEAR     YEARS    INCEPTION

Russell Midcap(R) Growth Index(1)    19.72%   19.21%     4.80%
Average Lipper mid-cap growth
  fund(2)                            26.07    17.33      4.23

applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class R3 shares upon initial offer. Unadjusted, the performance shown for these newer classes of shares might have been lower.
1. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,099.50           $ 7.94            $1,017.50            $ 7.63
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,095.55           $11.88            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,095.65           $11.88            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,101.85           $ 5.35            $1,019.95            $ 5.14
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,098.80           $ 8.68            $1,016.80            $ 8.34
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B and Class C, 1.01% for Class I and 1.64% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

                                                SHORT-TERM INVESTMENTS
                                              (COLLATERAL FROM SECURITIES                               LIABILITIES IN EXCESS OF
COMMON STOCKS                                     LENDING IS 22.4%)*           INVESTMENT COMPANY         CASH AND OTHER ASSETS
-------------                                 ---------------------------      ------------------       ------------------------
92.3                                                      29.6                          2                         (23.9)

* Includes 22.4% of Short-Term Investment Company Securities.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  National Oilwell Varco, Inc.
 2.  Fluor Corp.
 3.  Hologic, Inc.
 4.  FactSet Research Systems, Inc.
 5.  Tesoro Corp.
 6.  Precision Castparts Corp.
 7.  Affiliated Managers Group, Inc.
 8.  Allegheny Technologies, Inc.
 9.  Thermo Fisher Scientific, Inc.
10.  Amphenol Corp. Class A

 8   MainStay Mid Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned 25.53% for Class A shares, 24.51% for Class B shares and 24.53% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 25.99% and Class R3 shares returned 25.13%. All share classes underperformed the 26.07% return of the average Lipper(1) mid-cap growth fund for the 12-month period. All share classes outperformed the 19.72% return of the Russell Midcap(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

WHICH FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance relative to the Russell Midcap(R) Growth Index resulted primarily from stock selection in industrials, energy and consumer discretionary. The weakest-performing sectors on an absolute basis were financials, telecommunication services and consumer staples.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH WERE WEAK?

The strongest contributors to the Fund's performance were energy equipment & services firm National Oilwell Varco and independent petroleum refiner and marketer Tesoro, both of which benefited from strong demand during a period of rising oil prices. Construction company Fluor also performed well because of ongoing demand for its engineering and contracting services.

Major detractors from the Fund's performance included wireless telecommunication services company NII Holdings, electrical distributor WESCO International and biopharmaceutical company MannKind. NII Holdings experienced weak subscription growth. WESCO International saw a slowdown in demand among some of its key end-markets. MannKind's lead product was delayed in clinical trials.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated a new position in metals manufacturer, Precision Castparts, and the stock performed well from the time it was purchased in late 2006 through the end of October 2007. The company benefited from strong demand for its products from the aerospace industry. The Fund also purchased shares of data service center EQUINIX because its services remained in high demand as the company expanded through the United States and internationally. The Fund sold its positions in WESCO International and MannKind. The Fund also eliminated its position in Capital One Financial on concerns about deterioration in the credit markets.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's allocation to financials decreased to an underweight position in relation to the Russell Midcap(R) Growth Index. The Fund's industrial holdings moved to a substantially overweight position. The Fund's overweight position in energy relative to the Index declined primarily because the sector's weighting in the Index increased.

At the end of October 2007, the Fund was overweight relative to the Russell Midcap(R) Growth Index in energy and industrials, which helped performance. At the same time, the Fund was underweight in consumer staples and financials, which also benefited the Fund's results.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell Midcap(R) Growth Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                         SHARES          VALUE
COMMON STOCKS (92.3%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (6.1%)
Alliant Techsystems, Inc. (a)(b)                         51,950   $  5,734,761
L-3 Communications Holdings, Inc. (b)                    45,600      4,999,584
V  Precision Castparts Corp.                             45,500      6,816,355
                                                                  ------------
                                                                    17,550,700
                                                                  ------------
BIOTECHNOLOGY (1.3%)
Cephalon, Inc. (a)(b)                                    50,400      3,716,496
                                                                  ------------

BUILDING PRODUCTS (1.0%)
Lennox International, Inc.                               81,500      2,909,550
                                                                  ------------
CAPITAL MARKETS (2.4%)
V  Affiliated Managers Group, Inc. (a)(b)                51,100      6,722,204
                                                                  ------------

COMMUNICATIONS EQUIPMENT (1.3%)
Harris Corp.                                             60,500      3,663,880
                                                                  ------------
CONSTRUCTION & ENGINEERING (3.5%)
V  Fluor Corp.                                           49,100      7,757,800
Quanta Services, Inc. (a)(b)                             64,700      2,135,100
                                                                  ------------
                                                                     9,892,900
                                                                  ------------
CONTAINERS & PACKAGING (0.9%)
Crown Holdings, Inc. (a)                                 98,500      2,442,800
                                                                  ------------
DISTRIBUTORS (1.0%)
LKQ Corp. (a)(b)                                         76,100      2,934,416
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.4%)
IntercontinentalExchange, Inc. (a)(b)                    23,000      4,098,600
                                                                  ------------
ELECTRICAL EQUIPMENT (3.1%)
General Cable Corp. (a)(b)                               49,200      3,541,908
Roper Industries, Inc. (b)                               73,500      5,204,535
                                                                  ------------
                                                                     8,746,443
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.5%)
V  Amphenol Corp. Class A                               140,100      6,202,227
Anixter International, Inc. (a)(b)                       38,800      2,787,780
Avnet, Inc. (a)                                          95,000      3,963,400
                                                                  ------------
                                                                    12,953,407
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (7.0%)
Atwood Oceanics, Inc. (a)                                73,600      6,200,064
ENSCO International, Inc.                                71,500      3,967,535
V  National Oilwell Varco, Inc. (a)                     116,200      8,510,488
Weatherford International, Ltd. (a)                      22,200      1,441,002
                                                                  ------------
                                                                    20,119,089
                                                                  ------------


                                                         SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (5.8%)
Becton, Dickinson & Co.                                  49,100   $  4,097,886
V  Hologic, Inc. (a)(b)                                 107,152      7,278,835
Inverness Medical Innovations, Inc. (a)                  26,400      1,586,376
Respironics, Inc. (a)                                    74,600      3,734,476
                                                                  ------------
                                                                    16,697,573
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (5.6%)
Coventry Health Care, Inc. (a)                           66,050      3,983,476
DaVita, Inc. (a)                                         34,700      2,262,093
Health Net, Inc. (a)                                     34,600      1,854,906
Henry Schein, Inc. (a)(b)                                79,400      4,756,060
Sierra Health Services, Inc. (a)                         77,500      3,278,250
                                                                  ------------
                                                                    16,134,785
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Boyd Gaming Corp.                                        24,200      1,012,044
International Game Technology                            92,500      4,033,925
Las Vegas Sands Corp. (a)                                38,800      5,149,148
                                                                  ------------
                                                                    10,195,117
                                                                  ------------
HOUSEHOLD DURABLES (1.8%)
Garmin, Ltd. (b)                                         33,100      3,554,940
Harman International Industries, Inc.                    20,400      1,717,680
                                                                  ------------
                                                                     5,272,620
                                                                  ------------
INTERNET SOFTWARE & SERVICES (3.3%)
Akamai Technologies, Inc. (a)(b)                         60,300      2,363,157
Equinix, Inc. (a)(b)                                     35,100      4,094,766
j2 Global Communications, Inc. (a)                       90,400      3,045,576
                                                                  ------------
                                                                     9,503,499
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (5.0%)
Millipore Corp. (a)(b)                                   49,300      3,828,145
Pharmaceutical Product Development, Inc.                 96,500      4,076,160
V  Thermo Fisher Scientific, Inc. (a)                   106,700      6,275,027
                                                                  ------------
                                                                    14,179,332
                                                                  ------------
MACHINERY (5.1%)
Joy Global, Inc.                                         81,900      4,755,114
Oshkosh Truck Corp.                                      77,000      4,173,400
Terex Corp. (a)                                          77,400      5,744,628
                                                                  ------------
                                                                    14,673,142
                                                                  ------------
MEDIA (1.2%)
Cablevision Systems Corp. Class A (a)                   117,500      3,446,275
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
METALS & MINING (4.4%)
V  Allegheny Technologies, Inc. (b)                      62,300   $  6,365,191
Commercial Metals Co.                                   138,400      4,342,992
Steel Dynamics, Inc.                                     36,700      1,953,174
                                                                  ------------
                                                                    12,661,357
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (5.6%)
Holly Corp.                                              35,300      2,216,840
Newfield Exploration Co. (a)                             86,100      4,635,624
Peabody Energy Corp.                                     40,500      2,257,875
V  Tesoro Corp.                                         113,900      6,894,367
                                                                  ------------
                                                                    16,004,706
                                                                  ------------
PERSONAL PRODUCTS (1.0%)
Chattem, Inc. (a)(b)                                     38,200      2,838,260
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.5%)
FelCor Lodging Trust, Inc.                               71,100      1,488,834
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
MEMC Electronic Materials, Inc. (a)                      71,100      5,205,942
Skyworks Solutions, Inc. (a)                            201,400      1,856,908
Varian Semiconductor Equipment Associates, Inc.
 (a)                                                     62,600      2,880,852
                                                                  ------------
                                                                     9,943,702
                                                                  ------------
SOFTWARE (4.3%)
Autodesk, Inc. (a)                                       87,300      4,268,970
V  FactSet Research Systems, Inc.                        97,800      6,896,856
TIBCO Software, Inc. (a)                                124,300      1,141,074
                                                                  ------------
                                                                    12,306,900
                                                                  ------------
SPECIALTY RETAIL (3.0%)
American Eagle Outfitters, Inc.                         138,950      3,304,231
Dick's Sporting Goods, Inc. (a)                          84,400      2,816,428
Guess?, Inc. (b)                                         49,600      2,548,944
                                                                  ------------
                                                                     8,669,603
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (2.6%)
Coach, Inc. (a)                                         107,500      3,930,200
Phillips-Van Heusen Corp.                                73,400      3,508,520
                                                                  ------------
                                                                     7,438,720
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
WESCO International, Inc. (a)                            12,700        592,455
                                                                  ------------


                                                         SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES (2.3%)
Leap Wireless International, Inc. (a)                    22,800   $  1,625,868
NII Holdings, Inc. (a)                                   26,800      1,554,400
SBA Communications Corp. Class A (a)                     96,900      3,449,640
                                                                  ------------
                                                                     6,629,908
                                                                  ------------
Total Common Stocks
 (Cost $189,178,289)                                               264,427,273
                                                                  ------------

INVESTMENT COMPANY (2.0%)
------------------------------------------------------------------------------
iShares Russell Midcap Growth Index Fund (b)(c)          48,000      5,715,360
                                                                  ------------
Total Investment Company
 (Cost $5,293,597)                                                   5,715,360
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (29.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (7.2%)
American Express Credit Corp.
 4.75%, due 11/1/07                                  $3,000,000      3,000,000
BNP Paribas Finance, Inc.
 4.67%, due 11/5/07                                   2,000,000      1,998,962
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                   3,470,000      3,470,000
National Australia Funding Delaware, Inc.
 4.52%, due 11/9/07 (d)                               2,000,000      1,997,991
Societe Generale North America, Inc.
 4.685%, due 11/6/07                                  3,000,000      2,998,048
Toyota Motor Credit Corp.
 4.73%, due 11/5/07                                   4,000,000      3,997,898
Wells Fargo & Co.
 4.74%, due 11/5/07                                   3,000,000      2,998,420
                                                                  ------------
Total Commercial Paper
 (Cost $20,461,319)                                                 20,461,319
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (22.4%)
State Street Navigator Securities
 Lending Prime Portfolio (e)                         64,213,455     64,213,455
                                                                  ------------
Total Investment Company
 (Cost $64,213,455)                                                 64,213,455
                                                                  ------------
Total Short-Term Investments
 (Cost $84,674,774)                                                 84,674,774
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                                         VALUE
Total Investments
 (Cost $279,146,660)                                      123.9%  $354,817,407(f)
Liabilities in Excess of
 Cash and Other Assets                                    (23.9)   (68,493,870)
                                                    -----------   ------------
Net Assets                                                100.0%  $286,323,537
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which
     is out on loan. The aggregate market value of such
     securities is $62,271,607; cash collateral of
     $64,213,455 (included in liabilities) was received
     with which the Fund purchased highly liquid
     short-term investments.
(c)  Exchange Traded Fund--represents a basket of
     securities that are traded on an exchange.
(d)  May be sold to institutional investors only under
     Rule 144a or securities offered pursuant to Section
     4(2) of the Securities Act of 1933, as amended.
(e)  Represents a security, or a portion thereof,
     purchased with cash collateral received for
     securities on loan.
(f)  At October 31, 2007, cost is $279,230,037 for
     federal income tax purposes and net unrealized
     appreciation is as follows:
       Gross unrealized appreciation                       $77,181,533
       Gross unrealized depreciation                        (1,594,163)
                                                           -----------
       Net unrealized appreciation                         $75,587,370
                                                           ===========

 12   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $279,146,660) including
  $62,271,607 market value of securities
  loaned                                        $354,817,407
Cash                                                  15,234
Receivables:
  Investment securities sold                       2,466,782
  Fund shares sold                                   777,445
  Dividends and interest                              13,180
Other assets                                          15,178
                                                -------------
    Total assets                                 358,105,226
                                                -------------
LIABILITIES:
Securities lending collateral                     64,213,455
Payables:
  Investment securities purchased                  6,590,261
  Fund shares redeemed                               433,971
  Manager (See Note 3)                               209,385
  NYLIFE Distributors (See Note 3)                   128,931
  Transfer agent (See Note 3)                        118,442
  Shareholder communication                           60,657
  Professional fees                                   16,405
  Custodian                                            3,959
  Trustees                                             2,714
Accrued expenses                                       3,509
                                                -------------
    Total liabilities                             71,781,689
                                                -------------
Net assets                                      $286,323,537
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                   $    194,190
Additional paid-in capital                       196,088,346
                                                -------------
                                                 196,282,536
Accumulated undistributed net realized gain on
  investments                                     14,370,254
Net unrealized appreciation on investments        75,670,747
                                                -------------
Net assets                                      $286,323,537
                                                =============
CLASS A
Net assets applicable to outstanding shares     $146,358,883
                                                =============
Shares of beneficial interest outstanding          9,740,715
                                                =============
Net asset value per share outstanding           $      15.03
Maximum sales charge (5.50% of offering price)          0.87
                                                -------------
Maximum offering price per share outstanding    $      15.90
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 62,665,480
                                                =============
Shares of beneficial interest outstanding          4,395,961
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.26
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 44,769,340
                                                =============
Shares of beneficial interest outstanding          3,141,520
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.25
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 31,993,405
                                                =============
Shares of beneficial interest outstanding          2,105,015
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.20
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $    536,429
                                                =============
Shares of beneficial interest outstanding             35,796
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.99
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,447,085
  Interest                                           532,472
  Income from securities loaned--net                 115,571
                                                 ------------
    Total income                                   2,095,128
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,790,873
  Distribution--Class B (See Note 3)                 444,190
  Distribution--Class C (See Note 3)                 319,871
  Distribution--Class R3 (See Note 3)                  1,356
  Transfer agent--Classes A, B and C (See Note
    3)                                               682,255
  Transfer agent--Class I and R3 (See Note 3)          7,778
  Distribution/Service--Class A (See Note 3)         323,742
  Service--Class B (See Note 3)                      148,063
  Service--Class C (See Note 3)                      106,624
  Distribution/Service--Class R3 (See Note 3)          1,356
  Shareholder communication                          107,144
  Registration                                        72,367
  Professional fees                                   70,356
  Recordkeeping                                       50,545
  Custodian                                           14,578
  Trustees                                            12,968
  Shareholder service--Class R3 (See Note 3)             542
  Miscellaneous                                       16,379
                                                 ------------
    Total expenses before recoupment               4,170,987
  Net recouped fees (See Note 3)                     141,868
                                                 ------------
    Net expenses                                   4,312,855
                                                 ------------
Net investment loss                               (2,217,727)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  14,589,240
Net change in unrealized appreciation on
  investments                                     41,122,424
                                                 ------------
Net realized and unrealized gain on investments   55,711,664
                                                 ------------
Net increase in net assets resulting from
  operations                                     $53,493,937
                                                 ============

 14   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $ (2,217,727)  $ (2,108,907)
 Net realized gain on investments      14,589,240     11,990,917
 Net change in unrealized
  appreciation on investments          41,122,424      1,465,538
                                     ---------------------------
 Net increase in net assets
  resulting from operations            53,493,937     11,347,548
                                     ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                             (5,019,232)            --
   Class B                             (2,433,580)            --
   Class C                             (1,837,897)            --
   Class I                                (70,385)            --
   Class R3                               (31,948)            --
                                     ---------------------------
 Total distributions to
  shareholders                         (9,393,042)            --
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      96,169,452    157,996,959
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions                      7,419,512             --
 Cost of shares redeemed              (88,589,528)   (71,897,072)
 Net asset value of shares converted
   (See Note 1):
     Class A                            3,433,694     16,051,062
     Class B                           (3,433,694)   (16,051,062)
                                     ---------------------------
   Increase in net assets derived
    from capital share transactions    14,999,436     86,099,887
                                     ---------------------------
   Net increase in net assets          59,100,331     97,447,435

NET ASSETS:
Beginning of year                     227,223,206    129,775,771
                                     ---------------------------
End of year                          $286,323,537   $227,223,206
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                      CLASS A
                                -----------------------------------------------------------------------------------
                                                                                      JANUARY 1,
                                                                                         2003*             YEAR
                                                                                        THROUGH           ENDED
                                             YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,
                                  2007          2006         2005         2004           2003              2002
Net asset value at beginning
  of period                     $  12.47      $  11.40      $  9.09      $  8.23        $  5.86          $  8.25
                                --------      --------      -------      -------      -----------      ------------
Net investment loss (a)            (0.09)        (0.09)       (0.10)       (0.09)         (0.07)           (0.09)
Net realized and unrealized
  gain (loss) on investments        3.17          1.16         2.41         0.95           2.44            (2.30)
                                --------      --------      -------      -------      -----------      ------------
Total from investment
  operations                        3.08          1.07         2.31         0.86           2.37            (2.39)
                                --------      --------      -------      -------      -----------      ------------
Less distributions:
  From net realized gain on
    investments                    (0.52)           --           --           --             --               --
                                --------      --------      -------      -------      -----------      ------------
Net asset value at end of
  period                        $  15.03      $  12.47      $ 11.40      $  9.09        $  8.23          $  5.86
                                ========      ========      =======      =======      ===========      ============
Total investment return (b)        25.53%         9.39%       25.41%       10.45%         40.44%(c)       (28.97%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss              (0.63%)       (0.69%)      (0.91%)      (0.99%)        (1.21%)+         (1.22%)
  Net expenses                      1.50%         1.50%        1.50%        1.50%          1.50%+           1.50%
  Expenses (before
  recoupment/waiver/reimbursement)     1.44%      1.55%        1.63%        1.69%          1.95%+           1.81%
Portfolio turnover rate               48%           52%          44%          52%            42%             188%
Net assets at end of period
  (in 000's)                    $146,359      $124,741      $48,597      $46,234        $35,473          $18,523

                                                                    CLASS C
                                --------------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*             YEAR
                                                                                     THROUGH           ENDED
                                           YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                 2007         2006         2005         2004          2003              2002
Net asset value at beginning
  of period                     $ 11.94      $ 10.99      $  8.82      $ 8.05        $ 5.77            $ 8.18
                                -------      -------      -------      ------      -----------      ------------
Net investment loss (a)           (0.18)       (0.17)       (0.17)      (0.15)        (0.11)            (0.13)
Net realized and unrealized
  gain (loss) on investments       3.01         1.12         2.34        0.92          2.39             (2.28)
                                -------      -------      -------      ------      -----------      ------------
Total from investment
  operations                       2.83         0.95         2.17        0.77          2.28             (2.41)
                                -------      -------      -------      ------      -----------      ------------
Less distributions:
  From net realized gain on
    investments                   (0.52)          --           --          --            --                --
                                -------      -------      -------      ------      -----------      ------------
Net asset value at end of
  period                        $ 14.25      $ 11.94      $ 10.99      $ 8.82        $ 8.05            $ 5.77
                                =======      =======      =======      ======      ===========      ============
Total investment return (b)       24.53%        8.64%       24.60%       9.57%        39.51%(c)        (29.46%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss             (1.36%)      (1.44%)      (1.66%)     (1.74%)       (1.96%)+          (1.97%)
  Net expenses                     2.25%        2.25%        2.25%       2.25%         2.25%+            2.25%
  Expenses (before
  recoupment/waiver/reimbursement)    2.19%     2.30%        2.38%       2.44%         2.70%+            2.56%
Portfolio turnover rate              48%          52%          44%         52%           42%              188%
Net assets at end of period
  (in 000's)                    $44,769      $42,625      $14,181      $3,580        $2,148            $  871

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

 16   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
-------------------------------------------------------------------------------------
                                                        JANUARY 1,
                                                           2003*             YEAR
                                                          THROUGH           ENDED
                YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
     2007         2006         2005         2004           2003              2002
    $ 11.95      $ 10.98      $  8.82      $  8.05        $  5.77           $ 8.18
    -------      -------      -------      -------      -----------      ------------
      (0.18)       (0.17)       (0.17)       (0.15)         (0.11)           (0.13)
       3.01         1.14         2.33         0.92           2.39            (2.28)
    -------      -------      -------      -------      -----------      ------------
       2.83         0.97         2.16         0.77           2.28            (2.41)
    -------      -------      -------      -------      -----------      ------------
      (0.52)          --           --           --             --               --
    -------      -------      -------      -------      -----------      ------------
    $ 14.26      $ 11.95      $ 10.98      $  8.82        $  8.05           $ 5.77
    =======      =======      =======      =======      ===========      ============
      24.51%        8.83%       24.49%        9.57%         39.51%(c)       (29.46%)
      (1.37%)      (1.44%)      (1.66%)      (1.74%)        (1.96%)+         (1.97%)
       2.25%        2.25%        2.25%        2.25%          2.25%+           2.25%
       2.19%        2.30%        2.38%        2.44%          2.70%+           2.56%
         48%          52%          44%          52%            42%             188%
    $62,665      $57,469      $62,792      $35,710        $21,189           $7,899

                CLASS I                                 CLASS R3
----------------------------------------      ----------------------------
                              MARCH 29,                         APRIL 28,
                               2005**                            2006**
        YEAR ENDED             THROUGH        YEAR ENDED         THROUGH
        OCTOBER 31,          OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
     2007         2006          2005             2007             2006
    $ 12.56      $11.43        $10.45           $12.46           $13.24
    -------      ------      -----------      -----------      -----------
      (0.03)      (0.04)        (0.03)           (0.10)           (0.08)
       3.19        1.17          1.01             3.15            (0.70)(d)
    -------      ------      -----------      -----------      -----------
       3.16        1.13          0.98             3.05            (0.78)
    -------      ------      -----------      -----------      -----------
      (0.52)         --            --            (0.52)              --
    -------      ------      -----------      -----------      -----------
    $ 15.20      $12.56        $11.43           $14.99           $12.46
    =======      ======      ===========      ===========      ===========
      25.99%       9.89%         9.38%(c)        25.13%(e)        (5.89%)(c)
      (0.19%)     (0.28%)       (0.51%)+         (0.76%)          (1.27%)(d)+
       1.01%       1.07%         1.10%+           1.64%            1.62%+
       1.00%       1.04%         1.23%+           1.60%            1.75%+
         48%         52%           44%              48%              52%
    $31,993      $1,626        $4,205           $  536           $  762

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class I shares commenced on March 29, 2005. Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R3 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

 18   MainStay Mid Cap Growth Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 20) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class I, 1.12% and Class R3, 1.72%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

                                                    www.mainstayfunds.com     19

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $1,790,873 and recouped its fees in the amount of $141,868.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

 OCTOBER 31,
       2009*     TOTAL
   $18,665     $18,665
 ---------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.50% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $57,933 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,525, $89,785 and $12,304, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $690,033.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                  $   307     0.0*%
--------------------------------------------------------
Class C                                      149     0.0*
--------------------------------------------------------
Class I                                    3,029     0.0*
--------------------------------------------------------
Class R3                                  11,776     2.2
--------------------------------------------------------

* Less than one-tenth of a percent.

 20   MainStay Mid Cap Growth Fund

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $8,873.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $50,545 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY     CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME    GAINS (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
   $--      $14,453,631        $--        $75,587,370     $90,041,001
 --------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated net investment income and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

    ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED NET    NET REALIZED
 INVESTMENT INCOME   GAIN (LOSS) ON   ADDITIONAL PAID-IN
      (LOSS)          INVESTMENTS          CAPITAL
    $2,217,727            $--            $ (2,217,727)
 -------------------------------------------------------

The reclassifications for the Fund are primarily due to net operating losses.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                         2007          2006
Distributions paid from:
  Long-Term Capital Gains         $9,393,042            --
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $110,959 and $109,296, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                3,254      $44,981
Shares issued to shareholders in
  reinvestment of distributions:             325       4,067
Shares redeemed                           (4,089)     (54,816)
                                          ------------------
Net decrease in shares outstanding
  before conversion                         (510)     (5,768)
Shares converted from Class B (See Note
  1)                                         251       3,434
                                          ------------------
Net decrease                                (259)     $(2,334)
                                          ==================

Year ended October 31, 2006:

Shares sold                                7,429      $92,765
Shares redeemed                           (3,021)     (37,039)
                                          ------------------
Net increase in shares outstanding
  before conversion                        4,408      55,726
Shares converted from Class B (See Note
  1)                                       1,328      16,051
                                          ------------------
Net increase                               5,736      $71,777
                                          ==================

                                                    www.mainstayfunds.com     21

CLASS B                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                  776      $10,219
Shares issued to shareholders in
  reinvestment of distributions:             191       2,271
Shares redeemed                           (1,118)     (14,328)
                                          ------------------
Net decrease in shares outstanding
  before conversion                         (151)     (1,838)
Shares reacquired upon conversion into
  Class A (See Note 1)                      (264)     (3,434)
                                          ------------------
Net decrease                                (415)     $(5,272)
                                          ==================
Year ended October 31, 2006:

Shares sold                                1,749      $20,943
Shares redeemed                           (1,276)     (15,094)
                                          ------------------
Net increase in shares outstanding
  before conversion                          473       5,849
Shares reacquired upon conversion into
  Class A (See Note 1)                    (1,379)     (16,051)
                                          ------------------
Net decrease                                (906)     $(10,202)
                                          ==================

CLASS C                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                  945      $12,292
Shares issued to shareholders in
  reinvestment of distributions:              82         979
Shares redeemed                           (1,455)     (18,595)
                                          ------------------
Net decrease                                (428)     $(5,324)
                                          ==================

Year ended October 31, 2006:

Shares sold                                2,948      $35,342
Shares redeemed                             (669)     (7,839)
                                          ------------------
Net increase                               2,279      $27,503
                                          ==================

CLASS I                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                2,001      $28,618
Shares issued to shareholders in
  reinvestment of distributions:               6          70
Shares redeemed                              (31)       (448)
                                          ------------------
Net increase                               1,976      $28,240
                                          ==================

Year ended October 31, 2006:

Shares sold                                  651      $8,177
Shares redeemed                             (890)     (11,899)
                                          ------------------
Net decrease                                (239)     $(3,722)
                                          ==================

CLASS R3                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                    4      $   59
Shares issued to shareholders in
  reinvestment of distributions:               3          32
Shares redeemed                              (32)       (402)
                                          ------------------
Net decrease                                 (25)     $ (311)
                                          ==================

Period from April 28, 2006* through
  October 31, 2006:

Shares sold                                   63      $  770
Shares redeemed                               (2)        (26)
                                          ------------------
Net increase                                  61      $  744
                                          ==================

* Commencement of Operations.

 22   MainStay Mid Cap Growth Fund

NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Growth Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 24   MainStay Mid Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's favorable performance over the medium and longer terms and its weaker recent performance.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate to low and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered

                                                    www.mainstayfunds.com     25
potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which breakpoints would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 26   MainStay Mid Cap Growth Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $9,393,042.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

   MID CAP           VOTES        VOTES
 GROWTH FUND          FOR        WITHHELD   ABSTENTIONS       TOTAL
Susan B.
 Kerley          8,756,994.702  33,383.985  11,944.000    8,802,322.687
-----------------------------------------------------------------------
Alan R.
 Latshaw         8,758,124.245  32,254.442  11,944.000    8,802,322.687
-----------------------------------------------------------------------
Peter Meenan     8,756,833.763  33,544.924  11,944.000    8,802,322.687
-----------------------------------------------------------------------
Richard H.
 Nolan, Jr.      8,758,285.184  32,093.503  11,944.000    8,802,322.687
-----------------------------------------------------------------------
Richard S.
 Trutanic        8,757,394.604  32,981.083  11,944.000    8,802,322.687
-----------------------------------------------------------------------
Roman L. Weil    8,756,942.794  33,435.893  11,944.000    8,802,322.687
-----------------------------------------------------------------------
John A.
 Weisser         8,757,824.647  32,554.040  11,944.000    8,802,322.687
-----------------------------------------------------------------------
Brian A.
 Murdock         8,755,517.156  34,861.531  11,944.000    8,802,322.687
-----------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     27

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 28   MainStay Mid Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 30   MainStay Mid Cap Growth Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872         (RECYCLE LOGO)       MS329-07       MSMG11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       29
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     30
--------------------------------------------------------------------------------

Federal Income Tax Information                                                32
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  32
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        32
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               32
--------------------------------------------------------------------------------

Trustees and Officers                                                         33

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       2.64%  13.23%    10.61%
Excluding sales charges  8.61   14.52     11.27

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                      9450                              10000
                                                                            9389                               9223
                                                                           11932                               9748
                                                                           14743                              10903
                                                                           14406                              10753
                                                                           13128                              10434
                                                                           16067                              13927
                                                                           18697                              16676
                                                                           20578                              18917
                                                                           23810                              22797
10/31/07                                                                   25860                              26352

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       3.17%  13.44%    10.45%
Excluding sales charges  7.82   13.69     10.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
                                                                           18857                              16676
                                                                           20606                              18917
                                                                           23659                              22797
10/31/07                                                                   25509                              26352

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       6.82%  13.67%    10.44%
Excluding sales charges  7.75   13.67     10.44

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
                                                                           18857                              16676
                                                                           20606                              18917
                                                                           23659                              22797
10/31/07                                                                   25493                              26352

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         9.24%  14.96%    11.63%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9943                               9223
                                                                           12671                               9748
                                                                           15699                              10903
                                                                           15378                              10753
                                                                           14048                              10434
                                                                           17236                              13927
                                                                           20136                              16676
                                                                           22246                              18917
                                                                           25824                              22797
10/31/07                                                                   28209                              26352

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         9.06%  14.87%    11.53%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9940                               9223
                                                                           12653                               9748
                                                                           15659                              10903
                                                                           15324                              10753
                                                                           13984                              10434
                                                                           17146                              13927
                                                                           20016                              16676
                                                                           22087                              18917
                                                                           25645                              22797
10/31/07                                                                   27968                              26352

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                          8.84%  14.55%    11.23%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9932                               9223
                                                                           12608                               9748
                                                                           15560                              10903
                                                                           15190                              10753
                                                                           13829                              10434
                                                                           16901                              13927
                                                                           19668                              16676
                                                                           21646                              18917
                                                                           25059                              22797
10/31/07                                                                   27275                              26352

                                     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE               YEAR    YEARS   INCEPTION
-------------------------------------------------------------

Russell Midcap(R) Value Index(1)     9.73%  20.36%    10.84%
Average Lipper mid cap value
  fund(2)                           12.87   18.92     10.38

From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC, fees, estimated expenses and fee waivers/expense limitations of Class C shares upon initial offer. From inception (6/1/98) through 12/31/03, performance for Class I, R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses, and fee waivers/expense limitations of Class I, R1 and R2 shares upon initial offer. Unadjusted, the performance shown for these new classes of shares might have been lower.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00          $966.90            $ 6.44            $1,018.50            $ 6.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $963.05            $10.14            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $962.95            $10.14            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $969.55            $ 3.82            $1,021.15            $ 3.92
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00          $968.55            $ 4.32            $1,020.65            $ 4.43
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00          $967.60            $ 5.55            $1,019.40            $ 5.70
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, 0.77% for Class I, 0.87% for Class R1 and 1.12% for class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     94.8
Short-Term Investments (collateral from securities lending is 14.4%)              20.6
Purchased Call Option                                                              0.0*
Written Call Option                                                                0.0*
Liabilities in Excess of Cash and Other Assets                                   (15.4)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Edison International
 2.  Teck Cominco, Ltd., Class B
 3.  Kroger Co. (The)
 4.  Genworth Financial, Inc., Class A
 5.  PNC Financial Services Group, Inc.
 6.  Barr Pharmaceuticals, Inc.
 7.  BJ Services Co.
 8.  Aspen Insurance Holdings, Ltd.
 9.  TJX Cos., Inc.
10.  Quest Diagnostics, Inc.

 8   MainStay Mid Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen, CFA, and Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Mid Cap Value Fund returned 8.61% for Class A shares, 7.82% for Class B shares and 7.75% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 9.24%, Class R1 shares returned 9.06% and Class R2 shares returned 8.84%. All share classes underperformed the 12.87% return of the average Lipper(1) mid-cap value fund and the 9.73% return of the Russell Midcap(R) Value Index(2) for the 12 months ended October 31, 2007. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHICH SECTORS WERE STRONG CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE WEAK?

Many sectors provided positive contributions to the Fund's performance during the reporting period. Holdings in the health care and energy sectors were particularly helpful, and more than offset weaker results from the consumer discretionary and information technology sectors. Despite these positive contributions, however, the Fund underperformed its peers and its benchmark.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

KOS Pharmaceuticals, a maker of cholesterol-lowering drugs, was a strong contributor to the Fund's performance during the reporting period. In November 2006, the company's shares, which we had purchased earlier in the year, were acquired for a substantial premium by Abbott Labs. We eliminated the Fund's entire position in mid-December by sale or tender. Supermarket chain Kroger was also a strong performer. The company posted better-than-expected sales and earnings for several consecutive quarters, and the market began to reward investors with higher valuations. Kroger's restructuring efforts had clearly begun to pay off, and the company confirmed its ability to compete with heavyweights like Wal-Mart and Target. We trimmed the Fund's position in Kroger as its shares approached our price target. Hess, an integrated oil company, benefited when record high oil prices helped push its share price higher. The company not only realized higher margins throughout the reporting period but also increased its reserves with major oil and gas discoveries. We reduced the Fund's position in Hess as the shares approached our price target late in the reporting period.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

PMI Group was particularly weak. In light of difficulties in the mortgage market, the company's exposure to subprime mortgages raised substantial investor concerns. Since only 7% of the company's insurance is tied to subprime mortgages and the stock was selling at a steep discount to book value, we believed that PMI Group shares offered compelling value. We did reduce the Fund's position during the reporting period, but the Fund continued to hold a small position in the company.

Shares of E*Trade, initially purchased in February 2007, also traded lower because of mortgage-related exposure. We sold the shares in August to reduce mortgage-market vulnerability and to avoid the potential delays and risks involved in the company's balance-sheet-restructuring plan. After the Fund's sale, E*Trade's shares continued to decline sharply.

During the reporting period, shares of semiconductor manufacturer AMD declined as price competition with rival Intel intensified, placing pressure on AMD's prices and margins. After reviewing the investment, we concluded that the company's earnings growth and free cash flow profile were no longer attractive. In March, we sold the Fund's entire position in the stock.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In addition to the transactions we've already mentioned, we initiated a number of new positions in the Fund during the reporting period. These included global pharmaceutical concern Teva Pharmaceutical Industries, discount retailer TJX, managed care provider Coventry Health Care and mining machinery and equipment manufacturer Joy Global.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell Midcap(R) Value Index.

                                                     www.mainstayfunds.com     9

Among the positions we eliminated from the portfolio were industrial products distributor W.W. Grainger, oil driller Pride International, newspaper and TV station owner Tribune and auto parts manufacturer TRW Automotive.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was overweight relative to the Russell Midcap(R) Value Index in the health care, energy and industrials sectors. As of the same date, the Fund was underweight in the financials, utilities, consumer staples and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                          SHARES          VALUE
COMMON STOCKS (94.8%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Raytheon Co.                                            121,542    $  7,731,287
                                                                   ------------
AIRLINES (0.6%)
Delta Air Lines, Inc. (a)                                92,900       1,932,320
                                                                   ------------
AUTO COMPONENTS (0.2%)
WABCO Holdings, Inc.                                     11,500         584,430
                                                                   ------------

BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.                             34,500       1,285,815
                                                                   ------------

CAPITAL MARKETS (1.3%)
Investment Technology Group, Inc. (a)                   104,700       4,386,930
                                                                   ------------
CHEMICALS (3.0%)
Arch Chemicals, Inc.                                     57,882       2,640,577
Chemtura Corp.                                          273,100       2,545,292
Olin Corp. (b)                                          211,325       4,813,984
                                                                   ------------
                                                                      9,999,853
                                                                   ------------
COMMERCIAL BANKS (6.1%)
KeyCorp                                                 158,100       4,497,945
Marshall & Ilsley Corp.                                 169,243       7,226,676
V  PNC Financial Services Group, Inc.                   119,600       8,630,336
                                                                   ------------
                                                                     20,354,957
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (3.6%)
Avery Dennison Corp.                                     90,500       5,239,950
Pitney Bowes, Inc.                                      166,911       6,683,116
                                                                   ------------
                                                                     11,923,066
                                                                   ------------
COMPUTERS & PERIPHERALS (1.2%)
Emulex Corp. (a)                                        183,800       3,981,108
                                                                   ------------

CONSUMER FINANCE (1.2%)
SLM Corp.                                                85,900       4,051,044
                                                                   ------------
CONTAINERS & PACKAGING (1.4%)
Ball Corp.                                               94,900       4,705,142
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Windstream Corp.                                         59,360         798,392
                                                                   ------------

ELECTRIC UTILITIES (5.7%)
American Electric Power Co., Inc.                        55,000       2,651,550
V  Edison International                                 188,000      10,920,920
Pepco Holdings, Inc.                                    194,900       5,552,701
                                                                   ------------
                                                                     19,125,171
                                                                   ------------


                                                          SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Ingram Micro, Inc. Class A (a)                           12,100    $    257,004
Molex, Inc. Class A                                     170,800       4,662,840
                                                                   ------------
                                                                      4,919,844
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (5.0%)
V  BJ Services Co. (b)                                  333,200       8,393,308
Diamond Offshore Drilling, Inc.                          31,300       3,544,099
GlobalSantaFe Corp.                                      59,456       4,817,720
                                                                   ------------
                                                                     16,755,127
                                                                   ------------
FOOD & STAPLES RETAILING (2.9%)
V  Kroger Co. (The)                                     330,500       9,713,395
                                                                   ------------

FOOD PRODUCTS (1.9%)
General Mills, Inc.                                      97,100       5,605,583
J.M. Smucker Co. (The)                                   14,000         748,020
                                                                   ------------
                                                                      6,353,603
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Coventry Health Care, Inc. (a)                           85,900       5,180,629
V  Quest Diagnostics, Inc.                              145,500       7,737,690
                                                                   ------------
                                                                     12,918,319
                                                                   ------------
INSURANCE (8.5%)
V  Aspen Insurance Holdings, Ltd. (b)                   290,300       7,942,608
V  Genworth Financial, Inc. Class A                     351,900       9,606,870
PartnerRe, Ltd. (b)                                      90,500       7,534,125
SAFECO Corp.                                             56,200       3,253,980
                                                                   ------------
                                                                     28,337,583
                                                                   ------------
IT SERVICES (2.8%)
Affiliated Computer Services, Inc. Class A (a)          105,700       5,354,762
Computer Sciences Corp. (a)                              71,152       4,154,565
                                                                   ------------
                                                                      9,509,327
                                                                   ------------
MACHINERY (3.5%)
Joy Global, Inc.                                         70,500       4,093,230
Pentair, Inc. (b)                                       164,900       5,835,811
Timken Co. (The)                                         55,900       1,859,234
                                                                   ------------
                                                                     11,788,275
                                                                   ------------
MEDIA (3.7%)
Cinemark Holdings, Inc. (b)                             103,300       1,777,793
Gannett Co., Inc.                                       128,400       5,445,444
Idearc, Inc.                                            193,200       5,212,536
                                                                   ------------
                                                                     12,435,773
                                                                   ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
METALS & MINING (2.9%)
V  Teck Cominco, Ltd. Class B (b)                       194,400    $  9,720,000
                                                                   ------------

MULTI-UTILITIES (3.2%)
Ameren Corp.                                             92,200       4,984,332
PG&E Corp.                                              114,025       5,579,243
                                                                   ------------
                                                                     10,563,575
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS (5.5%)
Frontier Oil Corp.                                       80,100       3,667,779
Hess Corp.                                              106,800       7,647,948
Spectra Energy Corp.                                    276,700       7,188,666
                                                                   ------------
                                                                     18,504,393
                                                                   ------------
PHARMACEUTICALS (7.0%)
V  Barr Pharmaceuticals, Inc. (a)(b)                    147,700       8,466,164
Forest Laboratories, Inc. (a)                           183,500       7,169,345
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)                                                175,600       7,728,156
                                                                   ------------
                                                                     23,363,665
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (3.3%)
Douglas Emmett, Inc.                                    117,400       3,088,794
General Growth Properties, Inc. (b)                      60,248       3,275,081
Highwoods Properties, Inc. (b)                          130,763       4,702,237
                                                                   ------------
                                                                     11,066,112
                                                                   ------------
ROAD & RAIL (1.3%)
CSX Corp.                                                86,622       3,878,067
Werner Enterprises, Inc. (b)                             34,000         646,680
                                                                   ------------
                                                                      4,524,747
                                                                   ------------
SPECIALTY RETAIL (7.1%)
Bed Bath & Beyond, Inc. (a)                             107,100       3,634,974
Gap, Inc. (The)                                         312,400       5,904,360
V  TJX Cos., Inc.                                       274,400       7,938,392
Williams-Sonoma, Inc. (b)                               203,800       6,407,472
                                                                   ------------
                                                                     23,885,198
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (2.8%)
NewAlliance Bancshares, Inc. (b)                        411,500       5,756,885
PMI Group, Inc. (The)                                   221,200       3,545,836
                                                                   ------------
                                                                      9,302,721
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.8%)
WESCO International, Inc. (a)(b)                         60,600       2,826,990
                                                                   ------------
Total Common Stocks
 (Cost $280,796,359)                                                317,348,162
                                                                   ------------
                                                       NUMBER OF
                                                       CONTRACTS          VALUE
PURCHASED CALL OPTION (0.0%)++
-------------------------------------------------------------------------------
PHARMACEUTICALS (0.0%)++
Forest Laboratories, Inc.
 Strike Price $35.00
 Expire 1/19/08                                             236    $     24,190
                                                                   ------------
Total Purchased Call Option
 (Premium $83,308)                                                       24,190
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT

SHORT-TERM INVESTMENTS (20.6%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (6.2%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                  $4,880,000       4,880,000
General Electric Capital Corp.
 4.70%, due 11/1/07                                   4,000,000       4,000,000
Prudential Funding LLC
 4.65%, due 11/1/07                                   3,000,000       3,000,000
Shell International Finance B.V.
 4.70%, due 11/1/07                                   4,000,000       4,000,000
Toyota Motor Credit Corp.
 4.73%, due 11/5/07                                   5,000,000       4,997,372
                                                                   ------------
Total Commercial Paper
 (Cost $20,877,372)                                                  20,877,372
                                                                   ------------

                                                          SHARES
INVESTMENT COMPANY (14.4%)
State Street Navigator Securities Lending Prime
 Portfolio (d)                                       48,114,346      48,114,346
                                                                   ------------
Total Investment Company
 (Cost $48,114,346)                                                  48,114,346
                                                                   ------------
Total Short-Term Investments
 (Cost $68,991,718)                                                  68,991,718
                                                                   ------------
Total Investments
 (Cost $349,871,385)                                      115.4%    386,364,070(e)
Liabilities in Excess of
 Cash and Other Assets                                    (15.4)    (51,553,730)
                                                    ------------   ------------
Net Assets                                                100.0%   $334,810,340
                                                    ============   ============

 12   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    NUMBER OF
                                                    CONTRACTS          VALUE
WRITTEN CALL OPTION (0.0%)++
----------------------------------------------------------------------------
ROAD & RAIL (0.0%)++
CSX Corp.
 Strike Price $45.00
 Expire 1/19/08                                          (433)  $   (121,240)
                                                                ------------
Total Written Call Option
 (Premium Received $96,124)                                     $   (121,240)
                                                                ============

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $46,373,213; cash collateral of $48,114,346 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  At October 31, 2007, cost is $349,670,780 for federal income tax purposes and net unrealized appreciation is as follows:

     Gross unrealized appreciation                      $        48,998,953
     Gross unrealized depreciation                              (12,305,663)
                                                        -------------------
     Net unrealized appreciation                        $        36,693,290
                                                        ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $349,871,385) including $46,373,213
  market value of securities loaned             $386,364,070
Cash                                                   8,701
Receivables:
  Dividends and interest                             169,118
  Fund shares sold                                    97,784
Other assets                                          20,906
                                                -------------
    Total assets                                 386,660,579
                                                -------------
LIABILITIES:
Written options, at value (premiums received
  $96,124)                                           121,240
Securities lending collateral                     48,114,346
Payables:
  Investment securities purchased                  2,200,376
  Fund shares redeemed                               704,188
  Manager (See Note 3)                               216,374
  NYLIFE Distributors (See Note 3)                   195,968
  Transfer agent (See Note 3)                        182,853
  Shareholder communication                           78,446
  Professional fees                                   22,084
  Trustees                                             4,804
  Custodian                                            4,628
Accrued expenses                                       4,932
                                                -------------
    Total liabilities                             51,850,239
                                                -------------
Net assets                                      $334,810,340
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    198,066
Additional paid-in capital                       246,769,262
                                                -------------
                                                 246,967,328
Accumulated undistributed net investment
  income                                             671,988
Accumulated net realized gain on investments,
  written option transactions and foreign
  currency transactions                           50,703,455
Net unrealized appreciation on investments and
  written option contracts                        36,467,569
                                                -------------
Net assets                                      $334,810,340
                                                =============
CLASS A
Net assets applicable to outstanding shares     $162,744,865
                                                =============
Shares of beneficial interest outstanding          9,399,200
                                                =============
Net asset value per share outstanding           $      17.31
Maximum sales charge (5.50% of offering price)          1.01
                                                -------------
Maximum offering price per share outstanding    $      18.32
                                                =============
CLASS B
Net assets applicable to outstanding shares     $135,958,108
                                                =============
Shares of beneficial interest outstanding          8,227,001
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.53
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 34,799,039
                                                =============
Shares of beneficial interest outstanding          2,106,103
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.52
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  1,282,544
                                                =============
Shares of beneficial interest outstanding             72,853
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.60
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $      2,102
                                                =============
Shares of beneficial interest outstanding                119
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.64*
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $     23,682
                                                =============
Shares of beneficial interest outstanding              1,359
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.42*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 14   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  6,333,994
  Interest                                           758,986
  Income from securities loaned--net                  62,919
                                                ------------
    Total income                                   7,155,899
                                                ------------
EXPENSES:
  Manager (See Note 3)                             2,575,693
  Distribution--Class B (See Note 3)               1,146,279
  Distribution--Class C (See Note 3)                 293,934
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,061,973
  Transfer agent--Class I, R1 and R2 (See Note
    3)                                                    37
  Distribution/Service--Class A (See Note 3)         436,967
  Service--Class B (See Note 3)                      382,093
  Service--Class C (See Note 3)                       97,978
  Distribution/Service--Class R2 (See Note 3)             52
  Shareholder service--Class R1 (See Note 3)               2
  Shareholder service--Class R2 (See Note 3)              21
  Shareholder communication                          101,831
  Professional fees                                   88,965
  Registration                                        77,511
  Recordkeeping                                       63,462
  Trustees                                            20,926
  Custodian                                           17,291
  Miscellaneous                                       22,042
                                                ------------
    Total expenses before waiver                   6,387,057
  Expense waiver from Manager (See Note 3)          (169,320)
                                                ------------
    Net expenses                                   6,217,737
                                                ------------
Net investment income                                938,162
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                         $ 50,961,818
  Written option transactions                        218,888
  Foreign currency transactions                           44
                                                ------------
Net realized gain on investments, written
  option transactions and foreign currency
  transactions                                    51,180,750
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          (22,192,815)
  Written option contracts                           (25,116)
                                                ------------
Net change in unrealized appreciation on
  investments and written option transactions    (22,217,931)
                                                ------------
Net realized and unrealized gain on
  investments, written option transactions and
  foreign currency transactions                   28,962,819
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 29,900,981
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $20,952.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                           2007                2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income                 $    938,162   $     547,479
 Net realized gain on investments,
  written option transactions and
  foreign currency transactions          51,180,750      50,871,988
 Net change in unrealized
  appreciation on investments and
  written option transactions           (22,217,931)      3,347,059
                                       ----------------------------
 Net increase in net assets resulting
  from operations                        29,900,981      54,766,526
                                       ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                 (513,270)             --
   Class I                                   (3,299)             --
                                       ----------------------------
                                           (516,569)             --
                                       ----------------------------
 From net realized gain on
  investments:
   Class A                              (23,510,126)     (8,621,454)
   Class B                              (22,155,758)    (14,396,932)
   Class C                               (5,692,564)     (2,932,150)
   Class I                                  (93,695)        (39,704)
   Class R1                                    (204)        (75,079)
   Class R2                                  (1,791)       (238,105)
                                       ----------------------------
                                        (51,454,138)    (26,303,424)
                                       ----------------------------

Total dividends and distributions to
 shareholders                           (51,970,707)    (26,303,424)
                                       ----------------------------
Capital share transactions:
 Net proceeds from sale of shares        36,110,258      50,735,833
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions            46,823,486      23,604,965
 Cost of shares redeemed                (94,599,869)   (117,258,294)
 Net asset value of shares converted
  (See Note 1):
   Class A                               10,977,281      43,972,388
   Class B                              (10,977,281)    (43,972,388)
                                       ----------------------------
   Decrease in net assets derived
    from capital share transactions     (11,666,125)    (42,917,496)
                                       ----------------------------
   Net decrease in net assets           (33,735,851)    (14,454,394)

NET ASSETS:
Beginning of year                       368,546,191     383,000,585
                                       ----------------------------
End of year                            $334,810,340   $ 368,546,191
                                       ============================
Accumulated undistributed net
 investment income at end of year      $    671,988   $     513,813
                                       ============================

 16   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                                                                                    JANUARY 1,
                                                                                                       2003*             YEAR
                                                                                                      THROUGH           ENDED
                                                          YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                              2007          2006          2005          2004           2003              2002
Net asset value at beginning of period      $  18.43      $  17.04      $  15.71      $  13.50        $ 11.51          $ 13.47
                                            --------      --------      --------      --------      -----------      ------------
Net investment income (loss)                    0.11(a)       0.09(a)       0.03          0.03           0.04             0.06
Net realized and unrealized gain (loss) on
  investments                                   1.37          2.47          1.54          2.18           1.97            (1.90)
                                            --------      --------      --------      --------      -----------      ------------
Total from investment operations                1.48          2.56          1.57          2.21           2.01            (1.84)
                                            --------      --------      --------      --------      -----------      ------------
Less dividends and distributions:
  From net investment income                   (0.05)           --            --            --          (0.02)           (0.06)
  From net realized gain on investments        (2.55)        (1.17)        (0.24)           --             --            (0.06)
                                            --------      --------      --------      --------      -----------      ------------
Total dividends and distributions              (2.60)        (1.17)        (0.24)           --          (0.02)           (0.12)
                                            --------      --------      --------      --------      -----------      ------------
Net asset value at end of period            $  17.31      $  18.43      $  17.04      $  15.71        $ 13.50          $ 11.51
                                            ========      ========      ========      ========      ===========      ============
Total investment return (b)                     8.61%        15.70%        10.06%        16.37%         17.53%(c)       (13.67%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  0.64%         0.54%         0.17%         0.27%          0.45%+           0.71%
  Net expenses                                  1.30%         1.34%         1.35%         1.43%          1.54%+           1.50%
  Expenses (before waiver/reimbursement)        1.35%         1.43%         1.42%         1.43%          1.54%+           1.50%
Portfolio turnover rate                           54%           44%           49%           33%            30%              46%
Net assets at end of period (in 000's)      $162,745      $171,908      $127,680      $116,396        $90,349          $80,442

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                                                                                JANUARY 1,
                                                                                                   2003*             YEAR
                                                                                                  THROUGH           ENDED
                                                        YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                             2007         2006         2005         2004           2003              2002
Net asset value at beginning of period      $ 17.77      $ 16.59      $ 15.41      $ 13.34        $ 11.42          $ 13.41
                                            -------      -------      -------      -------      -----------      ------------
Net investment income (loss)                  (0.02)(a)    (0.03)(a)    (0.10)       (0.07)         (0.03)           (0.01)
Net realized and unrealized gain (loss) on
  investments                                  1.32         2.38         1.52         2.14           1.95            (1.92)
                                            -------      -------      -------      -------      -----------      ------------
Total from investment operations               1.30         2.35         1.42         2.07           1.92            (1.93)
                                            -------      -------      -------      -------      -----------      ------------
Less dividends and distributions:
  From net investment income                     --           --           --           --             --               --
  From net realized gain on investments       (2.55)       (1.17)       (0.24)          --             --            (0.06)
                                            -------      -------      -------      -------      -----------      ------------
Total dividends and distributions             (2.55)       (1.17)       (0.24)          --             --            (0.06)
                                            -------      -------      -------      -------      -----------      ------------
Net asset value at end of period            $ 16.52      $ 17.77      $ 16.59      $ 15.41        $ 13.34          $ 11.42
                                            =======      =======      =======      =======      ===========      ============
Total investment return (b)                    7.75%       14.82%        9.27%       15.52%         16.81%(c)       (14.35%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (0.10%)      (0.19%)      (0.58%)      (0.48%)        (0.30%)+         (0.04%)
  Net expenses                                 2.05%        2.09%        2.10%        2.18%          2.29%+           2.25%
  Expenses (before waiver/reimbursement)       2.10%        2.18%        2.17%        2.18%          2.29%+           2.25%
Portfolio turnover rate                          54%          44%          49%          33%            30%              46%
Net assets at end of period (in 000's)      $34,799      $39,899      $42,654      $39,884        $33,501          $28,183

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charge.
(c)  Total return is not annualized.

 18   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS B
    -------------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*             YEAR
                                                              THROUGH           ENDED
                  YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
      2007          2006          2005          2004           2003              2002
    $  17.77      $  16.59      $  15.41      $  13.34       $  11.42          $  13.41
    --------      --------      --------      --------      -----------      ------------
       (0.02)(a)     (0.03)(a)     (0.10)        (0.07)         (0.03)            (0.01)
        1.33          2.38          1.52          2.14           1.95             (1.92)
    --------      --------      --------      --------      -----------      ------------
        1.31          2.35          1.42          2.07           1.92             (1.93)
    --------      --------      --------      --------      -----------      ------------
          --            --            --            --             --                --
       (2.55)        (1.17)        (0.24)           --             --             (0.06)
    --------      --------      --------      --------      -----------      ------------
       (2.55)        (1.17)        (0.24)           --             --             (0.06)
    --------      --------      --------      --------      -----------      ------------
    $  16.53      $  17.77      $  16.59      $  15.41       $  13.34          $  11.42
    ========      ========      ========      ========      ===========      ============
        7.82%        14.82%         9.27%        15.52%         16.81%(c)        (14.35%)
       (0.10%)       (0.17%)       (0.58%)       (0.48%)        (0.30%)+          (0.04%)
        2.05%         2.09%         2.10%         2.18%          2.29%+            2.25%
        2.10%         2.18%         2.17%         2.18%          2.29%+            2.25%
          54%           44%           49%           33%            30%               46%
    $135,958      $156,043      $207,348      $191,390       $156,116          $130,024

                        CLASS I
    -----------------------------------------------
                                        JANUARY 2,
                                          2004**
                                          THROUGH
        YEAR ENDED OCTOBER 31,          OCTOBER 31,
     2007        2006        2005          2004
    $18.63      $17.16      $15.76        $14.81
    ------      ------      ------      -----------
      0.21(a)     0.16(a)     0.04          0.07
      1.39        2.48        1.60          0.88
    ------      ------      ------      -----------
      1.60        2.64        1.64          0.95
    ------      ------      ------      -----------
     (0.08)         --          --            --
     (2.55)      (1.17)      (0.24)           --
    ------      ------      ------      -----------
     (2.63)      (1.17)      (0.24)           --
    ------      ------      ------      -----------
    $17.60      $18.63      $17.16        $15.76
    ======      ======      ======      ===========
      9.24%      16.08%      10.48%         6.41%(c)
      1.16%       0.90%       0.37%         0.70%+
      0.77%       0.99%       0.99%         1.00%+
      0.81%       1.09%       1.06%         1.00%+
        54%         44%         49%           33%
    $1,283      $  682      $  584        $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               CLASS R1
                                            -----------------------------------------------
                                                                                JANUARY 2,
                                                                                  2004**
                                                                                  THROUGH
                                                YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                             2007        2006        2005          2004
Net asset value at beginning of period      $18.61      $17.14      $15.76        $14.81
                                            ------      ------      ------      -----------
Net investment income (loss)                 0.19(a)      0.19(a)     0.07         (0.01)
Net realized and unrealized gain on
  investments                                1.39         2.45        1.55          0.96
                                            ------      ------      ------      -----------
Total from investment operations             1.58         2.64        1.62          0.95
                                            ------      ------      ------      -----------
Less distributions:
  From net realized gain on investments     (2.55)       (1.17)      (0.24)           --
                                            ------      ------      ------      -----------
Net asset value at end of period            $17.64      $18.61      $17.14        $15.76
                                            ======      ======      ======      ===========
Total investment return (b)                  9.06%       16.11%      10.35%         6.41%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      1.06%        1.11%       0.43%         0.56%+
  Net expenses                               0.87%        0.95%       1.09%         1.14%+
  Expenses (before waiver/reimbursement)     0.92%        1.01%       1.16%         1.14%+
Portfolio turnover rate                        54%          44%         49%           33%
Net assets at end of period (in 000's)      $   2       $    1      $1,170        $1,075

**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charge.
(c)  Total return is not annualized.

 20   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       CLASS R2
    -----------------------------------------------
                                        JANUARY 2,
                                          2004**
                                          THROUGH
        YEAR ENDED OCTOBER 31,          OCTOBER 31,
     2007        2006        2005          2004
    $18.44      $17.04      $15.71        $14.81
    ------      ------      ------      -----------
      0.15(a)     0.13(a)     0.01         (0.02)
      1.38        2.44        1.56          0.92
    ------      ------      ------      -----------
      1.53        2.57        1.57          0.90
    ------      ------      ------      -----------
     (2.55)      (1.17)      (0.24)           --
    ------      ------      ------      -----------
    $17.42      $18.44      $17.04        $15.71
    ======      ======      ======      ===========
      8.84%      15.77%      10.06%         6.08%(c)
      0.84%       0.77%       0.09%         0.26%+
      1.12%       1.23%       1.34%         1.44%+
      1.16%       1.28%       1.41%         1.44%+
        54%         44%         49%           33%
    $   24      $   13      $3,564        $  837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects

 22   MainStay Mid Cap Value Fund
otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 25) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5 on page 26.)

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

                                                    www.mainstayfunds.com     23

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; Class I, 0.78%; Class R1, 0.88% and Class R2, 1.13%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $2,575,693 and waived its fees in the amount of $169,320.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

          OCTOBER 31,
  2008*       2009       2010      TOTAL
 $130,177   $347,680   $169,320   $647,177
 -----------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.30% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

 24   MainStay Mid Cap Value Fund

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $50,794 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,179, $177,971 and $2,582, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $1,062,010.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                      $  436           0.0*%
-------------------------------------------------------------------
Class C                                         231           0.0*
-------------------------------------------------------------------
Class I                                       1,491           0.1
-------------------------------------------------------------------
Class R1                                      1,487          70.7
-------------------------------------------------------------------
Class R2                                      1,471           6.2
-------------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $13,936.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $63,462 for the year ended October 31, 2007.

                                                    www.mainstayfunds.com     25

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY   CAPITAL GAIN    TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME       (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $671,988   $50,502,850       $  --       $36,668,174     $87,843,012
 --------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals non-taxable dividends and straddle loss deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated undistributed net realized gain on investments arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED           ACCUMULATED
 UNDISTRIBUTED       UNDISTRIBUTED NET       ADDITIONAL
 NET INVESTMENT     REALIZED GAIN (LOSS)      PAID-IN
 INCOME (LOSS)         ON INVESTMENTS         CAPITAL
   $ (263,418)            $263,418             $  --
 ------------------------------------------------------

The reclassifications for the Fund are primarily due to real estate investment gain (loss), foreign currency transactions, and prior year REIT adjustments.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                             2007           2006
Distributions paid from:
  Ordinary Income                    $   516,569    $        --
  Long-Term Capital Gains             51,454,138     26,303,424
----------------------------------------------------------------
                                     $51,970,707    $26,303,424
----------------------------------------------------------------

NOTE 5--WRITTEN OPTIONS:

During the year ended October 31, 2007, the Fund had the following transactions in written options:

                                                    NUMBER OF
                                                    CONTRACTS   PREMIUM
Options Outstanding at October 31, 2006                    --  $     --
-----------------------------------------------------------------------
Options--Written                                        (433)   (96,124)
-----------------------------------------------------------------------
Options--Expired                                           --        --
-----------------------------------------------------------------------
Options--Canceled in closing transactions                  --        --
-----------------------------------------------------------------------
Options Outstanding at October 31, 2007                 (433)  ($96,124)
-----------------------------------------------------------------------

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007 purchases and sales of securities, other than short-term securities, were $190,060 and $257,604, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES     AMOUNT
Year ended October 31, 2007:

Shares sold                                1,187   $ 20,803
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            1,296     21,740
Shares redeemed                           (3,043)   (53,127)
                                        -------------------
Net decrease in shares outstanding
  before conversion                         (560)   (10,584)
Shares converted from Class B (See
  Note 1)                                    630     10,977
                                        -------------------
Net increase                                  70   $    393
                                        ===================
Year ended October 31, 2006:

Shares sold                                1,866   $ 32,693
Shares issued to shareholders in
  reinvestment of distributions:             448      7,506
Shares redeemed                           (3,102)   (54,751)
                                        -------------------
Net increase (decrease) in shares
  outstanding before conversion             (788)   (14,552)
Shares converted from Class B (See
  Note 1)                                  2,625     43,972
                                        -------------------
Net increase                               1,837   $ 29,420
                                        ===================

 26   MainStay Mid Cap Value Fund

CLASS B                                  SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                699     $ 11,723
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                          1,268       20,369
Shares redeemed                         (1,863)     (31,282)
                                        --------------------
Net increase in shares outstanding
  before conversion                        104          810
Shares reacquired upon conversion into
  Class A (See Note 1)                    (658)     (10,977)
                                        --------------------
Net decrease                              (554)    $(10,167)
                                        ====================
Year ended October 31, 2006:
Shares sold                                710     $ 12,092
Shares issued to shareholders in
  reinvestment of distributions:           822       13,348
Shares redeemed                         (2,546)     (43,255)
                                        --------------------
Net decrease in shares outstanding
  before conversion                     (1,014)     (17,815)
Shares reacquired upon conversion into
  Class A (See Note 1)                  (2,706)     (43,972)
                                        --------------------
Net decrease                            (3,720)    $(61,787)
                                        ====================

CLASS C                                  SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                179       $  2,998
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            287          4,616
Shares redeemed                           (606)       (10,139)
                                        ---------------------
Net decrease                              (140)      $ (2,525)
                                        =====================
Year ended October 31, 2006:

Shares sold                                292       $  4,959
Shares issued to shareholders in
  reinvestment of distributions:           148          2,397
Shares redeemed                           (766)       (13,019)
                                        ---------------------
Net decrease                              (326)      $ (5,663)
                                        =====================

CLASS I                                  SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 32       $    545
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                              5             97
Shares redeemed                             (1)           (23)
                                        ---------------------
Net increase                                36       $    619
                                        =====================
Year ended October 31, 2006:

Shares sold                                 --(a)    $      5
Shares issued to shareholders in
  reinvestment of distributions:             2             40
Shares redeemed                            (--)(a)         (1)
                                        ---------------------
Net increase                                 2       $     44
                                        =====================

CLASS R1                                 SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 --(a)    $      1
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                             --(a)          --(a)
Shares redeemed                            (--)(a)        (--)(a)
                                        ---------------------
Net increase                                --(a)    $      1
                                        =====================
Year ended October 31, 2006:

Shares sold                                  1       $     21
Shares issued to shareholders in
  reinvestment of distributions:             5             75
Shares redeemed                            (74)        (1,284)
                                        ---------------------
Net decrease                               (68)      $ (1,188)
                                        =====================

CLASS R2                                 SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                  2     $     40
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                             --(a)         2
Shares redeemed                             (2)         (29)
                                        --------------------
Net increase                                --(a)  $     13
                                        ====================
Year ended October 31, 2006:

Shares sold                                 55     $    966
Shares issued to shareholders in
  reinvestment of distributions:            14          239
Shares redeemed                           (278)      (4,948)
                                        --------------------
Net decrease                              (209)    $ (3,743)
                                        ====================

(a)  Less than one thousand.

NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the

                                                    www.mainstayfunds.com     27

Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007 did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 28   MainStay Mid Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Value Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance relative to certain measures over several timeperiods and its modest improvement since a portfolio manager change in the past two years.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

 30   MainStay Mid Cap Value Fund

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which breakpoints would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $51,454,138.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 100.0% to arrive at the amount eligible for qualified dividend income, 33.2% for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

   MID CAP           VOTES         VOTES
  VALUE FUND          FOR         WITHHELD   ABSTENTIONS       TOTAL
Susan B.
 Kerley          10,713,287.531  68,943.880  18,199.000    10,800,430.411
-------------------------------------------------------------------------
Alan R.
 Latshaw         10,713,779.668  68,451.743  18,199.000    10,800,430.411
-------------------------------------------------------------------------
Peter Meenan     10,714,709.796  67,521.615  18,199.000    10,800,430.411
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      10,714,588.043  67,643.368  18,199.000    10,800,430.411
-------------------------------------------------------------------------
Richard S.
 Trutanic        10,712,248.999  69,982.412  18,199.000    10,800,430.411
-------------------------------------------------------------------------
Roman L. Weil    10,714,261.352  67,970.059  18,199.000    10,800,430.411
-------------------------------------------------------------------------
John A.
 Weisser         10,717,354.917  64,876.494  18,199.000    10,800,430.411
-------------------------------------------------------------------------
Brian A.
 Murdock         10,715,655.250  66,576.161  18,199.000    10,800,430.411
-------------------------------------------------------------------------

This resulted in approval of the proposal.

 32   MainStay Mid Cap Value Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     33

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc., since 2006 (3
                                             Consultant (1999 to 2000); Head                   funds); Director, MainStay VP
                                             of Global Funds, Citicorp (1995                   Series Fund, Inc., since June
                                             to 1999)                                          2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 34   MainStay Mid Cap Value Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

 36   MainStay Mid Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872         (RECYCLE LOGO)       MS329-07                 MSMV11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       22
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     23
--------------------------------------------------------------------------------

Federal Income Tax Information                                                25
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Trustees and Officers                                                         26

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS A SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          4.69%  2.43%   3.32%
7-DAY CURRENT YIELD: 4.52%

(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER MONEY MARKET
                                                                          CLASS A                              FUND
                                                                          -------                  ---------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10508.00                           10488.00
                                                                          10989.00                           10946.00
                                                                          11616.00                           11551.00
                                                                          12130.00                           12038.00
                                                                          12298.00                           12184.00
                                                                          12371.00                           12252.00
                                                                          12438.00                           12315.00
                                                                          12712.00                           12571.00
                                                                          13243.00                           13084.00
10/31/07                                                                  13865.00                           13688.00

CLASS B SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          4.69%  2.43%   3.32%
7-DAY CURRENT YIELD: 4.52%

(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER MONEY MARKET
                                                                          CLASS B                              FUND
                                                                          -------                  ---------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10508.00                           10488.00
                                                                          10989.00                           10946.00
                                                                          11616.00                           11551.00
                                                                          12130.00                           12038.00
                                                                          12298.00                           12184.00
                                                                          12371.00                           12252.00
                                                                          12438.00                           12315.00
                                                                          12712.00                           12571.00
                                                                          13243.00                           13084.00
10/31/07                                                                  13865.00                           13688.00

CLASS C SHARES(1)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          4.69%  2.43%   3.32%
7-DAY CURRENT YIELD: 4.53%

(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER MONEY MARKET
                                                                          CLASS C                              FUND
                                                                          -------                  ---------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10508.00                           10488.00
                                                                          10989.00                           10946.00
                                                                          11616.00                           11551.00
                                                                          12130.00                           12038.00
                                                                          12298.00                           12184.00
                                                                          12371.00                           12252.00
                                                                          12438.00                           12315.00
                                                                          12712.00                           12571.00
                                                                          13243.00                           13084.00
10/31/07                                                                  13865.00                           13688.00

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. Class A, B and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98, the performance of Class C shares includes the historical performance of Class B shares.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                    YEAR   YEARS   YEARS
Average Lipper money market fund(2)      4.55%  2.30%   3.19%

1. As of 10/31/07, MainStay Money Market Fund had an effective 7-day yield of 4.58% for Class A, B and C shares. The 7-day current yield was 4.52%, 4.52% and 4.53% for Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day would have been 4.43 for Class A, B and C shares and the 7-day current yield would have been 4.35% for Class A, 4.45% for Class B and 4.30% for Class C. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,023.50            $3.57            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,023.50            $3.57            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,023.50            $3.57            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.70% for Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                                CASH AND OTHER
                                                                                                                 ASSETS, LESS
COMMERCIAL PAPER                          FEDERAL AGENCIES       CORPORATE BONDS       MEDIUM-TERM NOTES         LIABILITIES
----------------                          ----------------       ---------------       -----------------        --------------
69                                              22.6                   6.6                    1.6                    0.2

See Portfolio of Investments on page 10 for specific holdings within these categories.

 8   MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

As of October 31, 2007, MainStay Money Market Fund Class A and Class B shares had a 7-day cur-rent yield of 4.52% and Class C shares had a 7-day current yield of 4.53%. All share classes had a 7-day effective yield of 4.58% as of the same date. For the 12 months ended October 31, 2007, MainStay Money Market Fund returned 4.69% for Class A, Class B and Class C shares. All share classes outperformed the 4.55% return of the average Lipper(1) money market fund for the 12 months ended October 31, 2007.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Real gross domestic product (GDP) grew 2.85% during the 12 months ended September 30, 2007. Personal spending increased 2.9%, supported by a 3.8% increase in real disposable income as nonfarm payrolls increased by 1.57 million during the period. The trade deficit narrowed, as export growth exceeded import growth by 8.5%. Residential investment declined by 16.3% during the period.

Major stories during the reporting period included the recession in the housing market and a major movement toward higher-quality fixed-income securities. Rising delinquencies among newly underwritten subprime mortgage loans caught many investors by surprise in late 2006. The delinquencies caused the value of mortgage securities backed by these loans to fall dramatically. The yield on the two-year Treasury note fell to 4.51% in early March.

As economic growth picked up in the spring, Treasury yields rose again, with the yield on the two-year Treasury note reaching 5.1% in June. The rising yield trend reversed in the middle of June, as news of losses suffered by hedge funds investing in collateralized debt obligations sparked another round in the "flight to quality," or the general migration toward lower-risk bonds. Since June 2007, several other institutions have reported losses on leveraged loans, subprime mortgages and other structured products.

In August, the Federal Open Market Committee (FOMC) cut the primary discount rate in an effort to alleviate the increasingly illiquid conditions in the money markets. In the following weeks, the FOMC continued to take action to encourage banks to use the discount window to fund assets. These steps were designed to help banks ease the dislocations in the money markets.

During the last six weeks of the reporting period, the FOMC cut the targeted federal funds rate by a total of 75 basis points and cut the primary discount rate a second time. (A basis point is one-hundredth of a percentage point.) The FOMC stated that its actions were intended to help prevent some of the adverse effects on the broader economy that might otherwise arise from the disruptions in the financial markets. Liquidity did improve somewhat during the reporting period after the FOMC began lowering rates.

After averaging 38 basis points during the first half of 2007, the difference between three-month Treasury-bill yields and three-month LIBOR(2) rose to 240 basis points in August. The T-bill-to-LIBOR spread is used as a measure of credit risk. All told, the yield on the three-month Treasury bill fell from 5.08% at the end of October 2006 to 3.94% at the end of October 2007, or a total of 114 basis points. Three-month LIBOR declined 48 basis points, from 5.37% to 4.89% over the same 12-month period.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund invested in securities issued by U.S. government sponsored entities and in first-tier securities issued by finance, insurance, brokerage and industrial companies, as well as banks and bank holdings companies. The Fund did not own any commercial paper issued by structured investment vehicles (SIVs).

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the dollar-weighted average maturity of the Fund was approximately 63 days.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

1. See footnote on page 6 for more information on Lipper Inc.
2. London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (99.8%)+
-----------------------------------------------------------------------------
COMMERCIAL PAPER (69.0%)
Abbey National North America LLC
 4.94%, due 1/2/08                                  $4,300,000   $  4,263,417
 4.94%, due 1/4/08                                   2,475,000      2,453,264
 4.94%, due 1/9/08                                   2,450,000      2,426,802
Allianz Finance Corp.
 5.06%, due 11/19/07 (a)                             5,000,000      4,987,350
 5.23%, due 11/8/07 (a)                              5,500,000      5,494,407
American Express Credit Corp.
 4.66%, due 4/15/08                                  4,050,000      3,962,975
 4.71%, due 1/29/08                                  3,700,000      3,656,916
 4.72%, due 1/17/08                                    275,000        272,224
 5.27%, due 12/27/07                                 4,000,000      3,967,209
American General Finance Corp.
 5.10%, due 1/10/08                                  3,000,000      2,970,250
 5.23%, due 11/20/07                                 6,000,000      5,983,439
American Honda Finance Corp.
 5.25%, due 11/27/07                                 3,175,000      3,162,961
AstraZeneca
 5.25%, due 11/1/07 (a)                              2,050,000      2,050,000
 5.33%, due 12/5/07 (a)                              6,100,000      6,069,293
 5.34%, due 12/14/07 (a)                             5,500,000      5,464,919
 5.54%, due 12/14/07 (a)                             4,000,000      3,973,531
Atlantis One Funding Corp.
 4.92%, due 1/24/08 (a)                              4,000,000      3,954,080
 5.19%, due 1/7/08 (a)                               4,200,000      4,159,432
Australia & New Zealand Banking
 Group, Ltd.
 4.54%, due 3/26/08                                  7,000,000      6,871,114
 5.20%, due 12/10/07                                 3,000,000      2,983,100
Bank of America Corp.
 4.69%, due 4/18/08                                  4,900,000      4,792,117
 5.225%, due 11/27/07                                5,825,000      5,803,018
Bayerische Landesbank Girozentrale NY
 5.11%, due 1/11/08                                  6,000,000      5,939,532
BNP Paribas Finance, Inc.
 5.217%, due 12/12/07                                5,350,000      5,318,212
 5.497%, due 12/13/07                                6,000,000      5,961,521
Dexia Delaware LLC
 4.775%, due 11/26/07                                3,000,000      2,990,052
Electricite De France
 4.78%, due 1/8/08                                   5,000,000      4,954,856
 5.215%, due 1/15/08                                 4,925,000      4,871,492
General Electric Capital Corp.
 5.12%, due 1/14/08                                  6,000,000      5,936,853
General Electric Co.
 5.24%, due 12/21/07                                 5,000,000      4,963,611
Goldman Sachs Group, Inc.
 4.77%, due 2/26/08                                  5,125,000      5,045,550
 5.21%, due 11/13/07                                 7,250,000      7,237,410
HBOS Treasury Services PLC
 5.33%, due 11/8/07                                  6,225,000      6,218,549

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
ING U.S. Funding LLC
 5.15%, due 11/6/07                                 $3,850,000   $  3,847,245
 5.18%, due 11/30/07                                 5,600,000      5,576,633
 5.42%, due 1/8/08                                   5,050,000      4,998,299
International Business Machines Corp.
 5.12%, due 12/19/07 (a)                             4,775,000      4,742,403
JPMorgan Chase & Co.
 4.85%, due 1/17/08                                  5,625,000      5,566,648
 5.00%, due 12/14/07                                 3,150,000      3,131,188
KfW International Finance, Inc.
 5.13%, due 1/22/08 (a)                              5,000,000      4,941,575
 5.13%, due 1/24/08 (a)                              4,675,000      4,619,041
Lloyds TSB Bank PLC
 4.60%, due 11/26/07                                 7,000,000      6,977,639
Merrill Lynch & Co., Inc.
 4.70%, due 1/16/08                                  5,375,000      5,321,668
 4.75%, due 4/30/08                                  1,300,000      1,268,954
 5.22%, due 11/29/07                                 4,000,000      3,983,760
Metlife Funding, Inc.
 4.70%, due 12/7/07                                  6,000,000      5,971,800
 4.75%, due 11/2/07                                  5,000,000      4,999,340
Morgan Stanley
 5.51%, due 1/30/08                                  2,150,000      2,120,384
 5.62%, due 1/3/08                                   4,000,000      3,960,660
Nationwide Building Society
 4.82%, due 4/24/08 (a)                              5,000,000      4,882,847
 5.03%, due 3/18/08 (a)                              5,000,000      4,903,592
Nestle Capital Corp.
 4.54%, due 3/10/08 (a)                              4,925,000      4,844,257
 4.73%, due 1/23/08 (a)                              5,000,000      4,945,473
 5.20%, due 11/16/07 (a)                             5,900,000      5,887,216
Pfizer, Inc.
 4.43%, due 4/29/08 (a)                              7,575,000      7,407,214
Presidents & Fellows of Harvard College
 4.90%, due 12/11/07                                 5,000,000      4,972,778
 5.085%, due 1/22/08                                 6,000,000      5,930,505
Private Export Funding Corp.
 4.73%, due 1/18/08 (a)                              6,250,000      6,185,948
 5.00%, due 1/17/08 (a)                              3,375,000      3,338,906
Prudential Funding LLC
 5.17%, due 12/24/07                                 4,500,000      4,465,749
 5.20%, due 11/6/07                                  4,150,000      4,147,002
Rabobank USA Finance Corp.
 4.95%, due 12/17/07                                 4,700,000      4,670,273
Royal Bank of Scotland
 5.175%, due 12/6/07                                 5,225,000      5,198,711
 5.175%, due 12/7/07                                 5,300,000      5,272,573

+ Percentages indicated are based on Fund net assets.

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Societe Generale North America, Inc.
 5.21%, due 11/13/07                                $6,300,000   $  6,289,059
 5.415%, due 11/29/07                                  375,000        373,421
 5.48%, due 12/12/07                                 3,450,000      3,428,468
 5.61%, due 12/10/07                                 3,250,000      3,230,248
Swedish Export Credit Corp.
 5.13%, due 11/7/07                                  4,800,000      4,795,896
 5.22%, due 12/18/07                                 5,000,000      4,965,925
Swiss RE Financial Products Corp.
 5.195%, due 1/25/08 (a)                             6,000,000      5,926,404
 5.30%, due 1/28/08 (a)                              4,600,000      4,540,404
Total Capital S.A.
 5.12%, due 11/2/07 (a)                              4,500,000      4,499,360
 5.135%, due 11/7/07 (a)                             4,150,000      4,146,448
 5.25%, due 11/15/07 (a)                             1,875,000      1,871,172
Toyota Motor Credit Corp.
 5.14%, due 11/21/07                                 4,300,000      4,287,720
 5.27%, due 12/4/07                                  4,550,000      4,528,020
 5.30%, due 12/19/07                                 2,750,000      2,730,567
UBS Finance Delaware LLC
 4.92%, due 2/13/08                                  3,825,000      3,770,634
 5.11%, due 1/9/08                                   5,000,000      4,951,029
 5.195%, due 1/9/08                                  3,725,000      3,687,910
Unilever Capital Corp.
 5.25%, due 11/19/07 (a)                             3,800,000      3,790,025
 5.35%, due 12/12/07 (a)                             4,875,000      4,845,296
Wal-Mart Stores, Inc.
 4.50%, due 1/29/08 (a)                              5,000,000      4,944,375
 4.65%, due 1/23/08 (a)                              4,425,000      4,377,560
 4.72%, due 1/23/08 (a)                              2,250,000      2,225,515
                                                                 ------------
                                                                  386,445,193
                                                                 ------------
CORPORATE BONDS (6.6%)
American Honda Finance Corp.
 5.846%, due 9/18/08 (a)(b)                          3,800,000      3,800,000
Bank One N.A./Chicago, IL
 3.70%, due 1/15/08                                  5,000,000      4,983,731
General Electric Capital Corp.
 5.29%, due 1/3/08 (b)                               4,500,000      4,500,776
International Business Machines Corp.
 5.132%, due 9/8/08 (a)(b)                           5,400,000      5,397,486
Morgan Stanley
 5.334%, due 1/18/08 (b)                             4,500,000      4,501,488
 5.485%, due 11/9/07 (b)                             4,500,000      4,500,129
Wachovia Corp.
 3.50%, due 8/15/08                                  4,250,000      4,193,022
Wells Fargo & Co.
 4.125%, due 3/10/08                                 5,000,000      4,979,583
                                                                 ------------
                                                                   36,856,215
                                                                 ------------
FEDERAL AGENCIES (22.6%)
Federal Home Loan Bank
 4.305%, due 3/12/08                                 3,950,000      3,887,649
 4.43%, due 3/19/08                                  4,125,000      4,054,443

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Bank (continued)
 4.45%, due 1/10/08                                 $3,800,000   $  3,767,119
 4.48%, due 3/19/08                                    675,000        663,324
Federal Home Loan Bank (Discount Notes)
 4.755%, due 1/23/08                                 4,200,000      4,153,956
 4.845%, due 1/11/08                                 6,000,000      5,942,668
 4.85%, due 2/15/08                                  6,500,000      6,407,176
 4.89%, due 12/20/07                                 6,400,000      6,357,402
 5.45%, due 8/15/08                                  5,650,000      5,650,000
Federal Home Loan Mortgage Corporation (Discount
 Notes)
 4.295%, due 2/29/08                                 4,450,000      4,386,291
 4.72%, due 12/26/07                                 4,700,000      4,666,108
 4.74%, due 12/31/07                                 4,700,000      4,662,870
 4.77%, due 1/7/08                                   4,600,000      4,559,164
 4.85%, due 12/28/07                                 6,000,000      5,953,925
 4.88%, due 12/3/07                                  2,800,000      2,787,855
 5.075%, due 12/11/07                                5,850,000      5,817,013
 5.09%, due 12/24/07                                 4,825,000      4,788,843
 5.093%, due 12/24/07                                1,475,000      1,463,940
 5.10%, due 11/5/07                                  3,925,000      3,922,776
 5.11%, due 11/16/07                                 6,000,000      5,987,225
 5.115%, due 11/5/07                                 4,125,000      4,122,655
 5.115%, due 11/26/07                                5,000,000      4,982,240
Federal National Mortgage Association (Discount
 Notes)
 4.54%, due 2/6/08                                   3,425,000      3,383,103
 4.73%, due 1/4/08                                   4,920,000      4,878,628
 4.73%, due 2/13/08                                  4,337,000      4,277,737
 4.80%, due 1/30/08                                  4,125,000      4,075,500
 5.10%, due 11/14/07                                 6,000,000      5,988,950
 5.11%, due 11/28/07                                 5,000,000      4,980,837
                                                                 ------------
                                                                  126,569,397
                                                                 ------------
MEDIUM-TERM NOTES (1.6%)
American General Finance Corp.
 Series H
 4.50%, due 11/15/07                                 4,500,000      4,498,169
Wachovia Corp.
 Series E
 5.426%, due 11/8/07 (b)                             4,500,000      4,500,083
                                                                 ------------
                                                                    8,998,252
                                                                 ------------
Total Short-Term Investments
 (Amortized Cost $558,869,057) (c)                        99.8%   558,869,057
Cash and Other Assets,
 Less Liabilities                                          0.2      1,114,246
                                                    ----------   ------------
Net Assets                                               100.0%  $559,983,303
                                                    ==========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at October
     31, 2007.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST              PERCENT+
Banks                                               $135,110,336                  24.1%
Computers                                             10,139,889                   1.8
Diversified Financial Services                        15,107,901                   2.7
Electric                                               9,826,349                   1.8
Federal Agencies                                     126,569,397                  22.6
Finance--Auto Loans                                   18,509,268                   3.3
Finance--Consumer Loans                               13,451,858                   2.4
Finance--Credit Card                                  11,859,323                   2.1
Finance--Investment Banker/Broker                     61,060,017                  10.9
Finance--Mortgage Loan/Banker                          9,786,439                   1.7
Finance--Other Services                                9,524,854                   1.7
Insurance                                             19,079,559                   3.4
Manufacturing                                          4,963,611                   0.9
Oil & Gas                                             10,516,980                   1.9
Pharmaceuticals                                       24,964,957                   4.5
Retail                                                11,547,450                   2.1
Schools                                               10,903,283                   1.9
Special Purpose Entity                                55,947,586                  10.0
                                                    ------------   -------------------
                                                     558,869,057                  99.8
Cash and Other Assets,
 Less Liabilities                                      1,114,246                   0.2
                                                    ------------   -------------------
Net Assets                                          $559,983,303                 100.0%
                                                    ============   ===================

+    Percentages indicated are based on Fund net assets.

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (amortized cost $558,869,057)                 $558,869,057
Cash                                                  15,191
Receivables:
  Fund shares sold                                 2,729,480
  Interest                                           459,505
Other assets                                          45,667
                                                -------------
    Total assets                                 562,118,900
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                             1,489,303
  Transfer agent (See Note 3)                        236,296
  Manager (See Note 3)                               197,482
  Shareholder communication                           86,773
  Professional fees                                   27,673
  Custodian                                            6,288
  Trustees                                             6,061
Accrued expenses                                       4,887
Dividend payable                                      80,834
                                                -------------
    Total liabilities                              2,135,597
                                                -------------
Net assets                                      $559,983,303
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $  5,600,041
Additional paid-in capital                       554,406,996
                                                -------------
                                                 560,007,037
Accumulated distributions in excess of net
  investment income                                  (23,482)
Accumulated net realized loss on investments            (252)
                                                -------------
Net assets                                      $559,983,303
                                                =============
CLASS A
Net assets applicable to outstanding shares     $346,959,996
                                                =============
Shares of beneficial interest outstanding        346,980,277
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============
CLASS B
Net assets applicable to outstanding shares     $176,753,494
                                                =============
Shares of beneficial interest outstanding        176,753,185
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 36,269,813
                                                =============
Shares of beneficial interest outstanding         36,270,613
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $27,148,289
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,458,683
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,323,231
  Shareholder communication                          103,264
  Professional fees                                  102,974
  Registration                                        98,204
  Recordkeeping                                       77,945
  Custodian                                           28,521
  Trustees                                            27,300
  Miscellaneous                                       20,006
                                                 ------------
    Total expenses before waiver                   4,240,128
  Expense waiver from Manager (See Note 3)          (649,067)
                                                 ------------
    Net expenses                                   3,591,061
                                                 ------------
Net investment income                             23,557,228
                                                 ------------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                        (252)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $23,556,976
                                                 ============

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007            2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  23,557,228   $  18,727,194
 Net realized gain (loss) on
  investments                                 (252)         12,032
                                     -----------------------------
 Net increase in net assets
  resulting from operations             23,556,976      18,739,226
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (13,836,289)     (9,523,752)
   Class B                              (8,344,331)     (8,410,003)
   Class C                              (1,406,051)       (794,462)
                                     -----------------------------
 Total dividends to shareholders       (23,586,671)    (18,728,217)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares      604,775,875     461,720,177
 Net asset value of shares issued
  to
  shareholders in reinvestment of
  dividends                             22,482,439      17,840,325
 Cost of shares redeemed              (540,408,611)   (478,093,140)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                               2,051,275      13,802,543
   Class B                              (2,051,275)    (13,802,543)
                                     -----------------------------
   Increase in net assets derived
    from capital share transactions     86,849,703       1,467,362
                                     -----------------------------
   Net increase in net assets           86,820,008       1,478,371

NET ASSETS:
Beginning of year                      473,163,295     471,684,924
                                     -----------------------------
End of year                          $ 559,983,303   $ 473,163,295
                                     =============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of year    $     (23,482)  $       5,961
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS A
                                           ---------------------------------------------------------------------------------------
                                                                                                     JANUARY 1,
                                                                                                        2003*
                                                                                                       THROUGH         YEAR ENDED
                                                          YEAR ENDED OCTOBER 31,                     OCTOBER 31,      DECEMBER 31,
                                              2007           2006          2005          2004           2003              2002
Net asset value at beginning of period      $   1.00       $   1.00      $   1.00      $   1.00       $   1.00          $   1.00
                                           ----------      --------      --------      --------      -----------      ------------
Net investment income                           0.05           0.04          0.02          0.01           0.00 (a)          0.01
Net realized and unrealized gain on
  investments                                   0.00(a)        0.00(a)       0.00(a)       0.00 (a)         --              0.00 (a)
                                           ----------      --------      --------      --------      -----------      ------------
Total from investment operations                0.05           0.04          0.02          0.01           0.00 (a)          0.01
                                           ----------      --------      --------      --------      -----------      ------------
Less dividends and distributions:
  From net investment income                   (0.05)         (0.04)        (0.02)        (0.01)         (0.00)(a)         (0.01)
  From net realized gain on investments           --             --            --         (0.00)(a)         --             (0.00)(a)
                                           ----------      --------      --------      --------      -----------      ------------
Total dividends and distributions              (0.05)         (0.04)        (0.02)        (0.01)         (0.00)(a)         (0.01)
                                           ----------      --------      --------      --------      -----------      ------------
Net asset value at end of period            $   1.00       $   1.00      $   1.00      $   1.00       $   1.00          $   1.00
                                           ==========      ========      ========      ========      ===========      ============
Total investment return                         4.69%          4.18%         2.20%         0.54%          0.44%(b)          1.22%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.59%          4.14%         2.21%         0.54%          0.53%+            1.20%
  Net expenses                                  0.70%          0.70%         0.70%         0.70%          0.70%+            0.70%
  Expenses (before waiver)                      0.83%          0.93%         0.99%         1.02%          1.01%+            0.94%
Net assets at end of period (in 000's)      $346,960       $260,642      $205,154      $197,310       $173,978          $221,106

                                                                                  CLASS C
                                            ------------------------------------------------------------------------------------
                                                                                                   JANUARY 1,
                                                                                                      2003*
                                                                                                     THROUGH         YEAR ENDED
                                                         YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                               2007          2006         2005         2004           2003              2002
Net asset value at beginning of period       $  1.00        $  1.00      $  1.00      $  1.00        $  1.00          $  1.00
                                            ----------      -------      -------      -------      -----------      ------------
Net investment income                           0.05           0.04         0.02         0.01           0.00 (a)         0.01
Net realized and unrealized gain on
  investments                                   0.00(a)        0.00(a)      0.00(a)      0.00 (a)         --             0.00 (a)
                                            ----------      -------      -------      -------      -----------      ------------
Total from investment operations                0.05           0.04         0.02         0.01           0.00 (a)         0.01
                                            ----------      -------      -------      -------      -----------      ------------
Less dividends and distributions:
  From net investment income                   (0.05)         (0.04)       (0.02)       (0.01)         (0.00)(a)        (0.01)
  From net realized gain on investments           --             --           --        (0.00)(a)         --            (0.00)(a)
                                            ----------      -------      -------      -------      -----------      ------------
Total dividends and distributions              (0.05)         (0.04)       (0.02)       (0.01)         (0.00)(a)        (0.01)
                                            ----------      -------      -------      -------      -----------      ------------
Net asset value at end of period             $  1.00        $  1.00      $  1.00      $  1.00        $  1.00          $  1.00
                                            ==========      =======      =======      =======      ===========      ============
Total investment return                         4.69%          4.18%        2.20%        0.54%          0.44%(b)         1.22%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.59%          4.14%        2.21%        0.54%          0.53%+           1.20%
  Net expenses                                  0.70%          0.70%        0.70%        0.70%          0.70%+           0.70%
  Expenses (before waiver)                      0.83%          0.93%        0.99%        1.02%          1.01%+           0.94%
Net assets at end of period (in 000's)       $36,270        $23,306      $20,426      $31,273        $16,958          $11,207

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

 16   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS B
    ----------------------------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                                          THROUGH            YEAR ENDED
                      YEAR ENDED OCTOBER 31,                            OCTOBER 31,         DECEMBER 31,
      2007             2006             2005             2004              2003                 2002
    $   1.00         $   1.00         $   1.00         $   1.00          $   1.00             $   1.00
    --------         --------         --------         --------         -----------         ------------
        0.05             0.04             0.02             0.01              0.00(a)              0.01
        0.00(a)          0.00(a)          0.00(a)          0.00(a)             --                 0.00(a)
    --------         --------         --------         --------         -----------         ------------
        0.05             0.04             0.02             0.01              0.00(a)              0.01
    --------         --------         --------         --------         -----------         ------------
       (0.05)           (0.04)           (0.02)           (0.01)            (0.00)(a)            (0.01)
          --               --               --            (0.00)(a)            --                (0.00)(a)
    --------         --------         --------         --------         -----------         ------------
       (0.05)           (0.04)           (0.02)           (0.01)            (0.00)               (0.01)
    --------         --------         --------         --------         -----------         ------------
    $   1.00         $   1.00         $   1.00         $   1.00          $   1.00             $   1.00
    ========         ========         ========         ========         ===========         ============
        4.69%            4.18%            2.20%            0.54%             0.44%(b)             1.22%
        4.59%            4.14%            2.21%            0.54%             0.53%+               1.20%
        0.70%            0.70%            0.70%            0.70%             0.70%+               0.70%
        0.83%            0.93%            0.99%            1.02%             1.01%+               0.94%
    $176,753         $189,216         $246,104         $295,963          $354,215             $429,488

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's credit worthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund invests in foreign securities, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 19) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported

 18   MainStay Money Market Fund
amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.
NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1.0 billion and 0.35% on assets in excess of $1.0 billion.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.70%; Class B, 0.70% and Class C, 0.70%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $2,458,683 and waived its fees in the amount of $649,067.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

          OCTOBER 31,
 2008*        2009        2010       TOTAL
$232,330   $1,058,259   $649,067   $1,939,656
---------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.70% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the year ended October 31, 2007, in the amount of $295,055.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing

                                                    www.mainstayfunds.com     19
agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $1,323,231.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(E) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                         $592         0.0*%
--------------------------------------------------------------------
Class C                                          114          0.0*
--------------------------------------------------------------------

* Less than one-tenth of a percent.

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $18,933.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $77,945 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:
As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED      OTHER        UNREALIZED        TOTAL
 ORDINARY     CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME    GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $57,352      $ (252)      $ (80,834)     $      --       $ (23,734)
 -------------------------------------------------------------------

The other temporary differences are primarily due to distribution payable.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $252 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2015                 $  --(a)
       -------------------------------------------

(a) Less than one thousand.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                    2007           2006
Distributions paid from:
  Ordinary Income               $23,586,671    $18,721,237
  Long-Term Capital Gains                --          6,980
-----------------------------------------------------------
                                $23,586,671    $18,728,217
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                    SHARES     AMOUNT

Year ended October 31, 2007:

Shares sold                                460,795   $ 460,795
Shares issued to shareholders in
  reinvestment of dividends                 13,242      13,242
Shares redeemed                           (389,746)   (389,746)
                                          --------------------
Net increase in shares outstanding
  before conversion                         84,291      84,291
Shares converted from Class B (See Note
  1)                                         2,051       2,051
                                          --------------------
Net increase                                86,342   $  86,342
                                          ====================

 20   MainStay Money Market Fund

CLASS A                                    SHARES     AMOUNT
Year ended October 31, 2006:

Shares sold                                332,769   $ 332,769
Shares issued to shareholders in
  reinvestment of dividends                  9,182       9,182
Shares redeemed                           (300,272)   (300,272)
                                          --------------------
Net increase in shares outstanding
  before conversion                         41,679      41,679
Shares converted from Class B (See Note
  1)                                        13,803      13,803
                                          --------------------
Net increase                                55,482   $  55,482
                                          ====================

CLASS B                                    SHARES     AMOUNT

Year ended October 31, 2007:

Shares sold                                 79,952   $  79,952
Shares issued to shareholders in
  reinvestment of dividends                  7,914       7,914
Shares redeemed                            (98,273)    (98,273)
                                          --------------------
Net decrease in shares outstanding
  before conversion                        (10,407)    (10,407)
Shares reacquired upon conversion into
  Class A (See Note 1)                      (2,051)     (2,051)
                                          --------------------
Net decrease                               (12,458)  $ (12,458)
                                          ====================

Year ended October 31, 2006:

Shares sold                                 84,374   $  84,374
Shares issued to shareholders in
  reinvestment of dividends                  7,931       7,931
Shares redeemed                           (135,396)   (135,396)
                                          --------------------
Net decrease in shares outstanding
  before conversion                        (43,091)    (43,091)
Shares reacquired upon conversion into
  Class A (See Note 1)                     (13,803)    (13,803)
                                          --------------------
Net decrease                               (56,894)  $ (56,894)
                                          ====================

CLASS C                                    SHARES     AMOUNT

Year ended October 31, 2007:

Shares sold                                 64,029   $ 64,029
Shares issued to shareholders in
  reinvestment of dividends                  1,326      1,326
Shares redeemed                            (52,390)   (52,390)
                                          -------------------
Net increase                                12,965   $ 12,965
                                          ===================

Year ended October 31, 2006:

Shares sold                                 44,576   $ 44,576
Shares issued to shareholders in
  reinvestment of dividends                    728        728
Shares redeemed                            (42,424)   (42,424)
                                          -------------------
Net increase                                 2,880   $  2,880
                                          ===================

NOTE 7--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 22   MainStay Money Market Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor, including that the Fund is a money market fund. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's investment performance that was slightly below peer median over various periods of time and the sensitivity to expenses of the comparative performance of the Fund.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual

                                                    www.mainstayfunds.com     23
breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other registered money market fund clients of the Manager and Subadvisor, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 24   MainStay Money Market Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 98.4% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Well
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

MONEY
MARKET                      VOTES             VOTES
FUND                         FOR            WITHHELD      ABSTENTIONS        TOTAL
Susan B. Kerley        174,568,018,174    1,109,940,765   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
Alan R. Latshaw        174,312,585,134    1,366,393,805   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
Peter Meenan           174,081,197,184    1,596,761,755   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
Richard H. Nolan, Jr.  174,509,302,624    1,168,666,315   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
Richard S. Trutanic    174,507,227,964    1,170,730,976   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
Roman L. Well          174,417,232,534    1,260,726,405   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
John A. Weisser        174,576,017,014    1,101,941,925   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------
Brian A. Murdock       173,933,776,434    1,744,182,505   17,160,000    175,695,118,939
----------------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 26   MainStay Money Market Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 28   MainStay Money Market Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872         (RECYCLE LOGO)       MS329-07                 MSMM11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -0.27%  10.21%     5.58%
Excluding sales charges  5.53    11.46      6.22

PERFORMANCE GRAPH                                           (With sales charges)

                                                                 MAINSTAY SMALL CAP GROWTH
                                                                            FUND                    RUSSELL 2000 GROWTH INDEX
                                                                 -------------------------          -------------------------
6/1/98                                                                      9450                              10000
                                                                            8703                               8252
                                                                           15252                              10669
                                                                           19514                              12393
                                                                           11698                               8489
                                                                            9699                               6658
                                                                           12938                               9758
                                                                           13102                              10298
                                                                           14361                              11421
                                                                           15812                              13370
10/31/07                                                                   16687                              15607

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -0.27%  10.35%    5.41%
Excluding sales charges   4.73   10.62     5.41

                                                            (With sales charges)

                                                                 MAINSTAY SMALL CAP GROWTH
                                                                            FUND                    RUSSELL 2000 GROWTH INDEX
                                                                 -------------------------          -------------------------
6/1/98                                                                     10000                              10000
                                                                            9180                               8252
                                                                           15960                              10669
                                                                           20260                              12393
                                                                           12048                               8489
                                                                            9921                               6658
                                                                           13126                               9758
                                                                           13198                              10298
                                                                           14358                              11421
                                                                           15690                              13370
10/31/07                                                                   16433                              15607

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       3.80%  10.63%    5.42%
Excluding sales charges  4.80   10.63     5.42

                                                            (With sales charges)

                                                                 MAINSTAY SMALL CAP GROWTH
                                                                            FUND                    RUSSELL 2000 GROWTH INDEX
                                                                 -------------------------          -------------------------
6/1/98                                                                     10000                              10000
                                                                            9180                               8252
                                                                           15960                              10669
                                                                           20260                              12393
                                                                           12048                               8489
                                                                            9921                               6658
                                                                           13126                               9758
                                                                           13198                              10298
                                                                           14358                              11421
                                                                           15690                              13370
10/31/07                                                                   16443                              15607

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         6.18%  11.87%    6.55%

PERFORMANCE GRAPH                                           (With sales charges)

                                                                 MAINSTAY SMALL CAP GROWTH
                                                                            FUND                    RUSSELL 2000 GROWTH INDEX
                                                                 -------------------------          -------------------------
6/1/98                                                                     10000                              10000
                                                                            9220                               8252
                                                                           16197                              10669
                                                                           20775                              12393
                                                                           12486                               8489
                                                                           10378                               6658
                                                                           13878                               9758
                                                                           14089                              10298
                                                                           15482                              11421
                                                                           17123                              13370
10/31/07                                                                   18181                              15607

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 2000(R) Growth Index(1)                          16.73%  18.57%     4.84%
Average Lipper small-cap growth fund(2)                  20.33   17.26      8.24

investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC, fees, estimated expenses and fee waivers/expense limitations of Class C shares upon initial offer. From inception through 5/30/06, performance of Class I shares (first offered 5/31/06) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses, and fee waivers/expense limitations of Class I shares upon initial offer. Unadjusted, the performance shown for these newer classes might have been lower.
1. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $  995.40           $ 7.44            $1,017.60            $ 7.53
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $  991.45           $11.19            $1,013.85            $11.32
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $  991.45           $11.19            $1,013.85            $11.32
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $  998.20           $ 4.53            $1,020.50            $ 4.58
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.48% for Class A, 2.23% for Class B and Class C, and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.8
Short-Term Investments (collateral from securities lending                        30.7
  is 29.8%)
Liabilities in Excess of Cash and Other Assets                                   (28.5)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Central European Distribution Corp.
 2.  Tempur-Pedic International, Inc.
 3.  Dawson Geophysical Co.
 4.  Layne Christensen Co.
 5.  PAREXEL International Corp.
 6.  Hittite Microwave Corp.
 7.  Warnaco Group, Inc. (The)
 8.  Triumph Group, Inc.
 9.  OYO Geospace Corp.
10.  Diodes, Inc.

 8   MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Growth Fund returned 5.53% for Class A shares, 4.73% for Class B shares and 4.80% for Class C shares for the 12 months ended October 31, 2007. Over the same period, Class I shares returned 6.18%. All share classes underperformed the 20.33% return of the average Lipper(1 )small-cap growth fund and the 16.73% return of the Russell 2000(R) Growth Index(2) for the 12 months ended October 31, 2007. The Russell 2000(R) Growth Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHICH SECTORS HAD THE GREATEST POSITIVE OR NEGATIVE IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Favorable stock selection in the energy and consumer staples sectors helped the Fund's performance during the 12 months ended October 31, 2007. An overweight position in the energy sector also helped the Fund's relative results, as did an underweight position in consumer discretionary and financial stocks. This, however, was not enough to overcome poor stock selection in the information technology, consumer discretionary and industrials sectors. In addition, an underweight position in materials and an overweight position in the consumer staples sector detracted from the Fund's relative performance.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES DURING THE REPORTING PERIOD?

Dawson Geophysical and OYO Geospace were among the Fund's top performers. Both companies benefited from strong demand for seismic data services for oil and gas exploration. Specialty mattress manufacturer Tempur-Pedic International saw strong earnings growth as it rolled out several new product lines and expanded its distribution channels. Central European Distribution, a distributor of alcoholic beverages, saw strong growth in Poland and other European countries and continued to expand its capacity. Layne Christensen, whose products and services are used in mineral and energy exploration as well as development of water resources, benefited from strong demand.

WHICH INDIVIDUAL STOCKS LOST GROUND DURING THE REPORTING PERIOD?

Among the Fund's worst performers were specialty apparel retailers The Children's Place and Charlotte Russe. Both companies suffered from weak retail sales and fashion misses. Integrated circuit manufacturer Trident Microsystems faced competition from lower-priced competitors. Overcapacity and weak demand hurt regional trucking company Celadon Group, while Palomar Medical Technologies experienced slower-than-expected demand for its cosmetic laser products.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Dawson Geophysical, TempurPedic International, Central European Distribution, OYO Geospace and Layne Christensen were all new purchases during the reporting period, and all were strong performers. The Fund also established new positions in contract research organization PAREXEL International and apparel manufacturer Warnaco Group. Each of these purchases contributed positively to the Fund's performance during the reporting period.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

We eliminated the Fund's holdings in construction equipment supplier ASV, biotechnology firm Nektar Therapeutics, specialty retailer Hibbett Sports and homebuilder Beazer Homes. All of these companies have since experienced disappointing earnings or unfavorable corporate developments, and the sales helped the Fund's relative results.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2007, we increased the Fund's weightings in the energy, materials and consumer staples sectors. We decreased the Fund's weightings in the consumer


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 2000(R) Growth Index.

                                                     www.mainstayfunds.com     9
discretionary, health care, industrials and financials sectors.

As of October 31, 2007, the Fund was overweight relative to the Russell 2000(R) Growth Index in the energy, consumer staples and industrials sectors. On the same date, the Fund was underweight in the health care and consumer discretionary sectors. The Fund was roughly market weight in the information technology, materials and financial sectors and had no representation in the telecommunication services and utilities sectors. On a cumulative basis, relative sector positioning detracted modestly from the Fund's performance during the reporting period.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                         SHARES          VALUE
COMMON STOCKS (97.8%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.8%)
AAR Corp. (a)                                            80,300   $  2,573,614
Ceradyne, Inc. (a)(b)                                    41,450      2,835,595
V  Triumph Group, Inc. (b)                               44,700      3,559,014
                                                                  ------------
                                                                     8,968,223
                                                                  ------------
AIR FREIGHT & LOGISTICS (1.1%)
HUB Group, Inc. Class A (a)                              78,300      1,986,471
                                                                  ------------

AIRLINES (1.5%)
Republic Airways Holdings, Inc. (a)                     132,500      2,820,925
                                                                  ------------

BEVERAGES (2.3%)
V  Central European Distribution Corp. (a)(b)            78,900      4,195,902
                                                                  ------------
CAPITAL MARKETS (2.8%)
Cohen & Steers, Inc. (b)                                 56,600      2,128,160
optionsXpress Holdings, Inc. (b)                        103,300      3,074,208
                                                                  ------------
                                                                     5,202,368
                                                                  ------------
COMMERCIAL BANKS (0.9%)
Frontier Financial Corp. (b)                             77,700      1,724,163
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (4.7%)
Interface, Inc. Class A                                 158,910      3,039,948
Knoll, Inc.                                             103,300      1,961,667
V  Layne Christensen Co. (a)                             66,720      3,799,037
                                                                  ------------
                                                                     8,800,652
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.7%)
NETGEAR, Inc. (a)(b)                                     89,200      3,152,328
                                                                  ------------
COMPUTERS & PERIPHERALS (0.6%)
STEC, Inc. (a)(b)                                       179,400      1,155,336
                                                                  ------------

CONSUMER FINANCE (2.4%)
Cash America International, Inc.                         25,100        978,900
EZCORP, Inc. Class A (a)                                140,000      1,842,400
World Acceptance Corp. (a)(b)                            48,400      1,561,384
                                                                  ------------
                                                                     4,382,684
                                                                  ------------
DISTRIBUTORS (0.7%)
LKQ Corp. (a)                                            34,500      1,330,320
                                                                  ------------
ELECTRICAL EQUIPMENT (1.5%)
II-VI, Inc. (a)                                          81,200      2,820,888
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.7%)
Benchmark Electronics, Inc. (a)(b)                       96,100      1,971,011
Novatel, Inc. (a)                                        54,700      2,721,325


                                                         SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Rogers Corp. (a)                                         38,500   $  1,887,655
Technitrol, Inc.                                         76,000      2,235,160
                                                                  ------------
                                                                     8,815,151
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (14.7%)
Atwood Oceanics, Inc. (a)                                37,100      3,125,304
V  Dawson Geophysical Co. (a)                            49,800      3,974,538
Dril-Quip, Inc. (a)                                      46,400      2,474,512
Gulf Island Fabrication, Inc.                            49,300      1,721,556
Gulfmark Offshore, Inc. (a)(b)                           48,600      2,263,788
Hornbeck Offshore Services, Inc. (a)(b)                  50,900      1,990,190
Lufkin Industries, Inc.                                  31,400      1,867,044
NATCO Group, Inc. Class A (a)                            57,000      3,038,670
V  OYO Geospace Corp. (a)                                31,400      3,397,166
TETRA Technologies, Inc. (a)                             71,000      1,397,990
W-H Energy Services, Inc. (a)(b)                         37,400      2,152,744
                                                                  ------------
                                                                    27,403,502
                                                                  ------------
FOOD PRODUCTS (1.4%)
Sanderson Farms, Inc. (b)                                74,900      2,606,520
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Cutera, Inc. (a)(b)                                      81,892      2,007,992
Immucor, Inc. (a)                                        80,150      2,584,838
Palomar Medical Technologies, Inc. (a)(b)                44,800      1,132,992
                                                                  ------------
                                                                     5,725,822
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
Amedisys, Inc. (a)(b)                                    71,300      3,026,685
AMERIGROUP Corp. (a)(b)                                  38,700      1,354,500
Bio-Reference Laboratories, Inc. (a)(b)                  46,800      1,501,344
Healthspring, Inc. (a)                                  111,500      2,341,500
                                                                  ------------
                                                                     8,224,029
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Buffalo Wild Wings, Inc. (a)(b)                          81,952      2,512,648
                                                                  ------------

HOUSEHOLD DURABLES (2.2%)
V  Tempur-Pedic International, Inc. (b)                 114,600      4,125,600
                                                                  ------------

INSURANCE (1.2%)
Tower Group, Inc.                                        73,100      2,206,889
                                                                  ------------

INTERNET SOFTWARE & SERVICES (0.7%)
Travelzoo, Inc. (a)(b)                                   75,800      1,364,400
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
IT SERVICES (2.2%)
Ness Technologies, Inc. (a)                             159,500   $  1,866,150
Sykes Enterprises, Inc. (a)                             128,900      2,275,085
                                                                  ------------
                                                                     4,141,235
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (2.0%)
V  PAREXEL International Corp. (a)                       80,800      3,716,800
                                                                  ------------
MACHINERY (1.2%)
Gardner Denver, Inc. (a)                                 60,700      2,193,091
                                                                  ------------

METALS & MINING (3.0%)
Brush Engineered Materials, Inc. (a)                     67,100      3,240,930
RTI International Metals, Inc. (a)(b)                    30,000      2,345,400
                                                                  ------------
                                                                     5,586,330
                                                                  ------------
MULTILINE RETAIL (0.6%)
Bon-Ton Stores, Inc. (The) (b)                           65,600      1,161,120
                                                                  ------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Mariner Energy, Inc. (a)                                 92,800      2,320,000
Swift Energy Co. (a)                                     40,500      1,920,915
                                                                  ------------
                                                                     4,240,915
                                                                  ------------
PERSONAL PRODUCTS (1.2%)
American Oriental Bioengineering, Inc. (a)(b)           155,900      2,146,743
                                                                  ------------
PHARMACEUTICALS (2.3%)
Par Pharmaceutical Cos., Inc. (a)                        97,400      1,796,056
Sciele Pharma, Inc. (a)(b)                               94,500      2,404,080
                                                                  ------------
                                                                     4,200,136
                                                                  ------------
ROAD & RAIL (0.6%)
Celadon Group, Inc. (a)                                 135,700      1,085,600
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.2%)
V  Diodes, Inc. (a)(b)                                   98,975      3,272,114
V  Hittite Microwave Corp. (a)                           72,500      3,643,125
Skyworks Solutions, Inc. (a)                            331,900      3,060,118
Supertex, Inc. (a)(b)                                    59,600      2,177,784
Tessera Technologies, Inc. (a)                           56,300      2,150,097
Trident Microsystems, Inc. (a)(b)                       125,100        942,003
Ultra Clean Holdings, Inc. (a)                          138,000      1,771,920
                                                                  ------------
                                                                    17,017,161
                                                                  ------------
SOFTWARE (3.3%)
Macrovision Corp. (a)                                    80,300      1,927,200
Mentor Graphics Corp. (a)                               126,200      2,021,724
Quality Systems, Inc. (b)                                59,300      2,148,439
                                                                  ------------
                                                                     6,097,363
                                                                  ------------


                                                         SHARES          VALUE
SPECIALTY RETAIL (6.1%)
Aeropostale, Inc. (a)                                   110,400   $  2,528,160
Casual Male Retail Group, Inc. (a)(b)                   174,400      1,457,984
Charlotte Russe Holding, Inc. (a)                        74,000      1,072,260
Children's Place Retail Stores, Inc. (The) (a)           35,700        913,920
Dress Barn, Inc. (a)                                     97,300      1,594,747
Gymboree Corp. (The) (a)(b)                              59,600      2,028,188
Tween Brands, Inc. (a)                                   56,800      1,743,760
                                                                  ------------
                                                                    11,339,019
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (2.7%)
Steven Madden, Ltd.                                      64,800      1,444,392
V  Warnaco Group, Inc. (The) (a)                         89,500      3,641,755
                                                                  ------------
                                                                     5,086,147
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (2.3%)
Houston Wire & Cable Co. (b)                            108,500      1,906,345
Interline Brands, Inc. (a)                              101,000      2,412,890
                                                                  ------------
                                                                     4,319,235
                                                                  ------------
Total Common Stocks
 (Cost $166,601,173)                                               181,855,716
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (30.7%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (0.9%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 $ 1,630,000      1,630,000
                                                                  ------------
Total Commercial Paper
 (Cost $1,630,000)                                                   1,630,000
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (29.8%)
State Street Navigator Securities Lending Prime
 Portfolio (c)                                       55,403,231     55,403,231
                                                                  ------------
Total Investment Company
 (Cost $55,403,231)                                                 55,403,231
                                                                  ------------
Total Short-Term Investments
 (Cost $57,033,231)                                                 57,033,231
                                                                  ------------
Total Investments
 (Cost $223,634,404)                                      128.5%   238,888,947(d)
Liabilities in Excess of Cash and Other Assets            (28.5)   (52,930,408)
                                                    -----------   ------------
Net Assets                                                100.0%  $185,958,539
                                                    ===========   ============

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $53,262,070; cash collateral of $55,403,231 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) At October 31, 2007, cost is $223,637,169 for federal income tax purposes and net unrealized appreciation is as follows:

    Gross unrealized appreciation                           $33,690,104
    Gross unrealized depreciation                           (18,438,326)
                                                    -------------------
    Net unrealized appreciation                             $15,251,778
                                                    ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $223,634,404) including
  $53,262,070 market value of securities
  loaned                                        $238,888,947
Cash                                                  15,080
Receivables:
  Investment securities sold                       3,483,185
  Fund shares sold                                   115,919
  Dividends and interest                              15,684
Other assets                                          17,892
                                                -------------
    Total assets                                 242,536,707
                                                -------------
LIABILITIES:
Securities lending collateral                     55,403,231
Payables:
  Fund shares redeemed                               675,729
  Transfer agent (See Note 3)                        163,371
  Manager (See Note 3)                               122,677
  NYLIFE Distributors (See Note 3)                   101,301
  Shareholder communication                           85,668
  Professional fees                                   16,046
  Custodian                                            4,042
  Trustees                                             2,771
Accrued expenses                                       3,332
                                                -------------
    Total liabilities                             56,578,168
                                                -------------
Net assets                                      $185,958,539
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    110,788
Additional paid-in capital                       247,795,090
                                                -------------
                                                 247,905,878
Accumulated net realized loss on investments     (77,201,882)
Net unrealized appreciation on investments        15,254,543
                                                -------------
Net assets                                      $185,958,539
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 96,967,956
                                                =============
Shares of beneficial interest outstanding          5,586,814
                                                =============
Net asset value per share outstanding           $      17.36
Maximum sales charge (5.50% of offering price)          1.01
                                                -------------
Maximum offering price per share outstanding    $      18.37
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 79,864,700
                                                =============
Shares of beneficial interest outstanding          4,945,094
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.15
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  5,381,761
                                                =============
Shares of beneficial interest outstanding            333,166
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.15
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  3,744,122
                                                =============
Shares of beneficial interest outstanding            213,764
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.52
                                                =============

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                     $    477,011
  Interest                                           231,661
  Income from securities loaned--net                 142,353
                                                ------------
    Total income                                     851,025
                                                ------------
EXPENSES:
  Manager (See Note 3)                             2,049,086
  Transfer agent--Classes A, B and C (See Note
    3)                                               931,848
  Transfer agent--Class I (See Note 3)                 4,432
  Distribution--Class B (See Note 3)                 711,955
  Distribution--Class C (See Note 3)                  46,923
  Distribution/Service--Class A (See Note 3)         251,233
  Service--Class B (See Note 3)                      237,318
  Service--Class C (See Note 3)                       15,641
  Shareholder communication                           96,153
  Professional fees                                   67,151
  Registration                                        59,826
  Recordkeeping                                       47,157
  Custodian                                           19,705
  Trustees                                            12,097
  Miscellaneous                                       16,086
                                                ------------
    Total expenses before waiver/reimbursement     4,566,611
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (793,792)
                                                ------------
    Net expenses                                   3,772,819
                                                ------------
Net investment loss                               (2,921,794)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  56,219,488
Net change in unrealized appreciation on
  investments                                    (42,496,460)
                                                ------------
Net realized and unrealized gain on
  investments                                     13,723,028
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 10,801,234
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                 $ (2,921,794)  $ (3,630,821)
 Net realized gain on investments      56,219,488     18,179,457
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 22.)                                    --         38,000
 Net change in unrealized
  appreciation on investments         (42,496,460)     7,529,379
                                     ---------------------------
 Net increase in net assets
  resulting from operations            10,801,234     22,116,015
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      22,896,401     35,070,303
 Cost of shares redeemed              (71,949,571)   (68,572,985)
 Net asset value of shares
  converted (See Note 1):
   Class A                             11,560,555     36,613,954
   Class B                            (11,560,555)   (36,613,954)
                                     ---------------------------
   Decrease in net assets derived
    from capital share transactions   (49,053,170)   (33,502,682)
                                     ---------------------------
   Net decrease in net assets         (38,251,936)   (11,386,667)

NET ASSETS:
Beginning of year                     224,210,475    235,597,142
                                     ---------------------------
End of year                          $185,958,539   $224,210,475
                                     ===========================

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 CLASS A
                                            ----------------------------------------------------------------------------------
                                                                                                 JANUARY 1,
                                                                                                    2003*
                                                                                                   THROUGH         YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,
                                             2007          2006         2005         2004           2003              2002
Net asset value at beginning of period      $ 16.44      $  14.94      $ 13.63      $ 13.46        $  9.88          $ 13.90
                                            -------      --------      -------      -------      -----------      ------------
Net investment loss (a)                       (0.18)        (0.18)       (0.15)       (0.22)         (0.18)           (0.22)
Net realized and unrealized gain (loss) on
  investments                                  1.10          1.68 (d)     1.46         0.39           3.76            (3.80)
                                            -------      --------      -------      -------      -----------      ------------
Total from investment operations               0.92          1.50         1.31         0.17           3.58            (4.02)
                                            -------      --------      -------      -------      -----------      ------------
Net asset value at end of period            $ 17.36      $  16.44      $ 14.94      $ 13.63        $ 13.46          $  9.88
                                            =======      ========      =======      =======      ===========      ============
Total investment return (b)                    5.53%        10.11%(c)(d)    9.61%      1.26%         36.23%(e)       (28.92%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                         (1.07%)       (1.09%)      (1.03%)      (1.63%)        (1.93%)+         (1.86%)
  Net expenses                                 1.48%         1.48%        1.65%        1.91%          2.12% +          2.07%
  Expenses (before waiver/reimbursement)       1.87%         1.94%(c)     1.94%        1.95%          2.12% +          2.07%
Portfolio turnover rate                          95%           29%          57%          75%            69%             132%
Net assets at end of period (in 000's)      $96,968      $107,078      $68,981      $70,616        $71,451          $44,037

                                                                               CLASS C
                                            -----------------------------------------------------------------------------
                                                                                            JANUARY 1,
                                                                                               2003*
                                                                                              THROUGH         YEAR ENDED
                                                      YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
                                             2007        2006        2005        2004          2003              2002
Net asset value at beginning of period      $15.42      $14.11      $12.97      $12.90        $ 9.54            $13.51
                                            ------      ------      ------      ------      -----------      ------------
Net investment loss (a)                      (0.29)      (0.28)      (0.25)      (0.31)        (0.24)            (0.30)
Net realized and unrealized gain (loss) on
  investments                                 1.02        1.59(d)     1.39        0.38          3.60             (3.67)
                                            ------      ------      ------      ------      -----------      ------------
Total from investment operations              0.73        1.31        1.14        0.07          3.36             (3.97)
                                            ------      ------      ------      ------      -----------      ------------
Net asset value at end of period            $16.15      $15.42      $14.11      $12.97        $12.90            $ 9.54
                                            ======      ======      ======      ======      ===========      ============
Total investment return (b)                   4.80%       9.28%(c)(d)   8.79%     0.54%        35.22%(e)        (29.39%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                        (1.81%)     (1.83%)     (1.78%)     (2.38%)       (2.68%)+          (2.61%)
  Net expenses                                2.23%       2.23%       2.40%       2.66%         2.87% +           2.82%
  Expenses (before waiver/reimbursement)      2.62%       2.69%(c)    2.69%       2.70%         2.87% +           2.82%
Portfolio turnover rate                         95%         29%         57%         75%           69%              132%
Net assets at end of period (in 000's)      $5,382      $6,725      $7,236      $7,396        $7,734            $5,248

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total investments return was 0.01%, respectively.
(e)  Total return is not annualized.

 18   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS B
----------------------------------------------------------------------------------------------
                                                               JANUARY 1,
                                                                 2003*
                                                                THROUGH            YEAR ENDED
                  YEAR ENDED OCTOBER 31,                      OCTOBER 31,         DECEMBER 31,
      2007          2006          2005          2004              2003                2002
     $ 15.42      $  14.11      $  12.97      $  12.90          $   9.54            $  13.51
     -------      --------      --------      --------      ----------------      ------------
       (0.29)        (0.28)        (0.25)        (0.31)            (0.24)              (0.30)
        1.02          1.59(d)       1.39          0.38              3.60               (3.67)
     -------      --------      --------      --------      ----------------      ------------
        0.73          1.31          1.14          0.07              3.36               (3.97)
     -------      --------      --------      --------      ----------------      ------------
     $ 16.15      $  15.42      $  14.11      $  12.97          $  12.90            $   9.54
     =======      ========      ========      ========      ================      ============
        4.73%         9.28%(c)(d)     8.79%       0.54%            35.22%(e)          (29.39%)
       (1.81%)       (1.83%)       (1.78%)       (2.38%)           (2.68%)+            (2.61%)
        2.23%         2.23%         2.40%         2.66%             2.87% +             2.82%
        2.62%         2.69%(c)      2.69%         2.70%             2.87% +             2.82%
          95%           29%           57%           75%               69%                132%
     $79,865      $109,872      $159,380      $172,478          $178,730            $131,404

               CLASS I
-------------------------------------
                            MAY 31,
                            2006**
     YEAR ENDED             THROUGH
     OCTOBER 31,          OCTOBER 31,
        2007                 2006
       $16.50               $16.60
     -----------          -----------
        (0.08)               (0.02)
         1.10                (0.08) (d)
     -----------          -----------
         1.02                (0.10)
     -----------          -----------
       $17.52               $16.50
     ===========          ===========
         6.18%               (0.60%) (c)(d)(e)
        (0.48%)              (0.32%) +
         0.90%                0.77% +
         1.30%                1.43% +(c)
           95%                  29%
       $3,744               $  535

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on May 31, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long term-capital appreciation by investing primarily in securities of small-capitalization companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than larger-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007 the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are

 20   MainStay Small Cap Growth Fund
reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. NYLIM has contractually agreed to waive its management fee by 0.15% to 0.85% on assets up to $1.0 billion and to 0.80% on assets in excess of $1.0 billion, which is not recoupable.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.48%; Class B, 2.23%; Class C, 2.23% and Class I, 0.93%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the

                                                    www.mainstayfunds.com     21
agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $2,049,086 and waived its fees in the amount of $793,792 of which $486,411 is recoupable.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

          OCTOBER 31,
 2008*       2009         2010       TOTAL
$174,275   $705,943     $486,411   $1,366,629
---------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.48% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 9 on page 24.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $32,348. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $29,536 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,528, $145,642 and $1,372, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $936,280.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

 22   MainStay Small Cap Growth Fund

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $      337          0.0*%
------------------------------------------------------------
Class C                                     186          0.0*
------------------------------------------------------------
Class I                               3,136,474         83.8
------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $7,673.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $47,157 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY      CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME     GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
  $--       $(77,199,117)     $--           $15,251,778    $(61,947,339)
 ----------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated net investment loss and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

   ACCUMULATED       ACCUMULATED NET
 NET INVESTMENT    RELATED GAIN (LOSS)     ADDITIONAL
  INCOME (LOSS)      ON INVESTMENTS      PAID-IN CAPITAL
   $2,921,794             $  --            $(2,921,794)
 -------------------------------------------------------

The reclassifications for the Fund are primarily due to net operating losses.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $77,199,117 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                  CAPITAL LOSS
           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $34,022
               2010                  40,252
               2011                   2,925
       -------------------------------------------
                                    $77,199
       -------------------------------------------

The Fund utilized $56,207,711 of capital loss carryforwards during the year ended October 31, 2007.

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007 purchases and sales of securities, other than short-term securities, were $188,704 and $234,615, respectively.

                                                    www.mainstayfunds.com     23

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES       AMOUNT
Year ended October 31, 2007:
Shares sold                                 674       $ 11,500
Shares redeemed                           (2,270)      (38,740)
                                          --------------------
Net decrease in shares outstanding
  before conversion                       (1,596)      (27,240)
Shares converted from Class B (See Note
  1)                                        672         11,561
                                          --------------------
Net decrease                               (924)      $(15,679)
                                          ====================

Year ended October 31, 2006:

Shares sold                               1,429       $ 23,323
Shares redeemed                           (1,845)      (30,083)
                                          --------------------
Net increase (decrease) in shares
  outstanding before conversion            (416)        (6,760)
Shares converted from Class B (See Note
  1)                                      2,310         36,614
                                          --------------------
Net increase                              1,894       $ 29,854
                                          ====================

CLASS B                                 SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                               435       $  6,907
Shares redeemed                         (1,897)      (30,127)
                                        --------------------
Net decrease in shares outstanding
  before conversion                     (1,462)      (23,220)
Shares reacquired upon conversion into
  Class A (See Note 1)                   (719)       (11,561)
                                        --------------------
Net decrease                            (2,181)     $(34,781)
                                        ====================

Year ended October 31, 2006:

Shares sold                               642       $  9,914
Shares redeemed                         (2,361)      (36,030)
                                        --------------------
Net decrease in shares outstanding
  before conversion                     (1,719)      (26,116)
Shares reacquired upon conversion into
  Class A (See Note 1)                  (2,449)      (36,614)
                                        --------------------
Net decrease                            (4,168)     $(62,730)
                                        ====================

CLASS C                                 SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                52       $   828
Shares redeemed                          (155)       (2,470)
                                        -------------------
Net decrease                             (103)      $(1,642)
                                        ===================

Year ended October 31, 2006:

Shares sold                                85       $ 1,316
Shares redeemed                          (162)       (2,460)
                                        -------------------
Net decrease                              (77)      $(1,144)
                                        ===================

CLASS I                                 SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                              217        $3,661
Shares redeemed                          (35)         (612)
                                        ------------------
Net increase                             182        $3,049
                                        ==================

The period May 31, 2006* through
  October 31, 2006:

Shares sold                               32        $  517
Shares redeemed                           --(a)         --(a)
                                        ------------------
Net increase                              32        $  517
                                        ==================

* Commencement of Operations.
(a) Less than one thousand.

NOTE 9--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Small Cap Growth Fund was $38,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in

 24   MainStay Small Cap Growth Fund
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Growth Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26   MainStay Small Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor, including with respect to the Fund's emphasis on investing in small cap growth stocks. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with groupings of funds having similar investment mandates.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered

                                                    www.mainstayfunds.com     27
potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to continue to waive a certain portion of its management fee and maintain the existing contractual limitation on the Fund's net expenses.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 28   MainStay Small Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).
SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

  SMALL CAP
    GROWTH           VOTES        VOTES
     FUND             FOR        WITHHELD   ABSTENTIONS        TOTAL
Susan B.
 Kerley          4,327,296.699  58,786.845   4,171.000     4,390,254.544
------------------------------------------------------------------------
Alan R.
 Latshaw         4,341,214.758  44,868.786   4,171.000     4,390,254.544
------------------------------------------------------------------------
Peter Meenan     4,327,675.843  58,407.701   4,171.000     4,390,254.544
------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      4,338,336.023  47,747.521   4,171.000     4,390,254.544
------------------------------------------------------------------------
Richard S.
 Trutanic        4,328,044.992  58,038.552   4,171.000     4,390,254.544
------------------------------------------------------------------------
Roman L. Weil    4,327,402.302  58,681.242   4,171.000     4,390,254.544
------------------------------------------------------------------------
John A.
 Weisser         4,340,054.901  46,028.643   4,171.000     4,390,254.544
------------------------------------------------------------------------
Brian A.
 Murdock         4,329,190.994  56,892.550   4,171.000     4,390,254.544
------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30   MainStay Small Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32   MainStay Small Cap Growth Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE LOGO)  MS329-07                      MSSG11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     24
--------------------------------------------------------------------------------

Federal Income Tax Information                                                26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               26
--------------------------------------------------------------------------------

Trustees and Officers                                                         27

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -9.86%  9.55%     7.29%
Excluding sales charges  -4.62   10.79     7.93

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                      9450                              10000
                                                                            7758                               8408
                                                                            8193                               8469
                                                                           11214                               9934
                                                                           12264                              10803
                                                                           11622                              10530
                                                                           15154                              14772
                                                                           17346                              17430
                                                                           17937                              19703
                                                                           20341                              24214
10/31/07                                                                   19402                              24710

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -9.63%  9.67%     7.13%
Excluding sales charges  -5.34   9.94      7.13

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15409                              14772
                                                                           17503                              17430
                                                                           17970                              19703
                                                                           20212                              24214
10/31/07                                                                   19133                              24710

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -6.27%  9.94%     7.13%
Excluding sales charges  -5.41   9.94      7.13

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15398                              14772
                                                                           17503                              17430
                                                                           17967                              19703
                                                                           20225                              24214
10/31/07                                                                   19130                              24710

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         -4.63%  11.07%    8.20%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8219                               8408
                                                                            8701                               8469
                                                                           11939                               9934
                                                                           13089                              10803
                                                                           12435                              10530
                                                                           16254                              14772
                                                                           18652                              17430
                                                                           19375                              19703
                                                                           22037                              24214
10/31/07                                                                   21017                              24710

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 2000(R) Value Index(1)                            2.05%  18.60%     10.08%
Average Lipper small-cap value fund(2)                    6.26   17.60       9.84

performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception through 2/15/05, performance of Class I shares (first offered 2/16/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C and Class I shares upon initial offer. Unadjusted, the performance shown for the newer classes of shares might have been lower.
1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Small Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00          $915.70            $ 6.95            $1,017.80            $ 7.32
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $911.75            $10.55            $1,014.05            $11.12
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $911.75            $10.55            $1,014.05            $11.12
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $918.55            $ 4.98            $1,019.85            $ 5.24
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.44% for Class A, 2.19% for Class B and Class C, and 1.03% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.0
Short-Term Investments (collateral from securities lending                        32.0
  is 30.7%)
Liabilities in Excess of Cash and Other Assets                                   (31.0)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Genco Shipping & Trading, Ltd.
 2.  Stone Energy Corp.
 3.  ScanSource, Inc.
 4.  Worthington Industries, Inc.
 5.  Olin Corp.
 6.  First Community Bancorp
 7.  Brigham Exploration Co.
 8.  Callon Petroleum Co.
 9.  Laclede Group, Inc. (The)
10.  Saul Centers, Inc.

 8 MainStay Small Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY SMALL CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Value Fund returned -4.62% for Class A shares, -5.34% for Class B shares and -5.41% for Class C shares for the 12 months ended October 31, 2007. Over the same period, Class I shares returned -4.63%. All share classes underperformed the 6.26% return of the average Lipper(1) small-cap value fund and the 2.05% return of the Russell 2000(R) Value Index(2) for the 12 months ended October 31, 2007. The Russell 2000(R) Value Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

The Fund purchased shares of Cooper Tire & Rubber in December 2006. The company benefited from better product pricing and volume and from wage and benefit concessions from a unionized workforce. We eliminated the position at the end of June when the stock reached our price target. After the sale, the stock declined sharply. Glass maker Apogee Enterprises was also a strong performer. Improvements in operations led to higher cash flows, and the company's stock price responded favorably. We eliminated the holding in June, when the shares hit our price target. Ship transportation company Genco Shipping & Trading rose sharply after we first purchased the stock in June 2007. The advance was driven by excellent volume and pricing trends in the company's mineral and agricultural cargo shipping businesses. Although we trimmed the position, the stock remained part of the Fund's portfolio.

WHICH STOCKS DETRACTED FROM THE PERFORMANCE DURING THE REPORTING PERIOD?

Paperboard manufacturer Caraustar Industries faced difficult industry fundamentals that weighed on its shares. We sold the Fund's position in the stock in early January on the belief that improvements would take several quarters. After the sale, the stock con-tinued to decline sharply. The Fund's position in American Home Mortgage Investment was hurt by a liquidity crunch, when lines of credit were pulled at sponsor banks during the subprime mortgage crisis. Without lines of credit, mortgage providers cannot conduct normal business. We eliminated the Fund's position in American Home Mortgage Investment in early August, shortly before the company filed for Chapter 11 bankruptcy protection. The Fund's position in homebuilder TOUSA was negatively affected by the downturn in the housing market. The company's shares fell sharply during the reporting period, and the Fund's position has since been sold.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund's most significant purchases included Cooper Tire & Rubber and Genco Shipping & Trading. Other purchases included Stone Energy and Alpha Natural Resources. Significant sales included Cooper Tire & Rubber, Caraustar Industries and American Home Mortgage Investment. Other sales included Premium Global Services and SafeNet.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was overweight in energy relative to the Russell 2000(R) Value Index. This positioning contributed positively to the Fund's performance. The Fund was also overweight in consumer discretionary and industrials, which detracted from performance. On the same date, the Fund was underweight in health care, financials, information technology and consumer staples, which detracted from relative performance.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                         SHARES          VALUE
COMMON STOCKS (99.0%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
Hexcel Corp. (a)(b)                                      41,100   $  1,028,733
                                                                  ------------
AIRLINES (0.7%)
Republic Airways Holdings, Inc. (a)                      28,000        596,120
                                                                  ------------

AUTO COMPONENTS (1.8%)
American Axle & Manufacturing Holdings, Inc.             29,600        812,816
ArvinMeritor, Inc. (b)                                   40,000        593,200
                                                                  ------------
                                                                     1,406,016
                                                                  ------------
BUILDING PRODUCTS (2.4%)
NCI Building Systems, Inc. (a)(b)                        18,300        716,994
Simpson Manufacturing Co., Inc. (b)                      23,000        689,770
Universal Forest Products, Inc. (b)                      14,200        508,502
                                                                  ------------
                                                                     1,915,266
                                                                  ------------
CAPITAL MARKETS (4.8%)
Hercules Technology Growth Capital, Inc. (b)             75,200        964,816
KBW, Inc. (a)(b)                                         29,200        884,468
Knight Capital Group, Inc. Class A (a)                   49,800        667,818
NGP Capital Resources Co. (b)                            54,600        874,146
Prospect Capital Corp. (b)                               27,300        399,672
                                                                  ------------
                                                                     3,790,920
                                                                  ------------
CHEMICALS (2.8%)
V  Olin Corp. (b)                                        51,400      1,170,892
Tronox, Inc. Class A                                     59,500        506,345
Westlake Chemical Corp.                                  22,700        557,058
                                                                  ------------
                                                                     2,234,295
                                                                  ------------
COMMERCIAL BANKS (9.5%)
Center Financial Corp.                                   44,200        565,318
F.N.B. Corp. (b)                                         45,577        757,490
First Commonwealth Financial Corp. (b)                   57,900        665,271
V  First Community Bancorp (b)                           22,600      1,100,620
First Regional Bancorp (a)                               31,000        728,500
Independent Bank Corp. (b)                               24,765        732,549
Lakeland Financial Corp. (b)                             33,100        692,121
Old National Bancorp (b)                                 40,600        678,426
Sandy Spring Bancorp, Inc.                               29,100        864,852
Simmons First National Corp. Class A                     29,800        805,792
                                                                  ------------
                                                                     7,590,939
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Casella Waste Systems, Inc. Class A (a)                  48,300        711,459
Labor Ready, Inc. (a)                                    35,300        620,574
                                                                  ------------
                                                                     1,332,033
                                                                  ------------


                                                         SHARES          VALUE
COMMUNICATIONS EQUIPMENT (1.0%)
Mastec, Inc. (a)                                         52,400   $    827,396
                                                                  ------------

CONSUMER FINANCE (0.7%)
EZCORP, Inc. Class A (a)                                 44,100        580,356
                                                                  ------------

CONTAINERS & PACKAGING (1.3%)
Chesapeake Corp.                                         55,800        413,478
Rock-Tenn Co. Class A                                    22,300        650,268
                                                                  ------------
                                                                     1,063,746
                                                                  ------------
DIVERSIFIED CONSUMER SERVICES (0.8%)
Pre-Paid Legal Services, Inc. (a)(b)                     10,800        643,680
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Medallion Financial Corp.                                47,400        500,070
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
Consolidated Communications Holdings, Inc.               38,000        756,580
Iowa Telecommunications Services, Inc. (b)               27,000        532,440
                                                                  ------------
                                                                     1,289,020
                                                                  ------------
ELECTRIC UTILITIES (4.1%)
Empire District Electric Co. (The)                       27,500        661,375
IDACORP, Inc. (b)                                        19,100        666,399
MGE Energy, Inc.                                         21,500        720,250
Portland General Electric Co.                            22,600        636,190
UniSource Energy Corp.                                   19,200        609,024
                                                                  ------------
                                                                     3,293,238
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (6.1%)
Insight Enterprises, Inc. (a)                            26,900        743,516
Park Electrochemical Corp.                               29,800        933,336
V  ScanSource, Inc. (a)                                  34,500      1,274,430
SYNNEX Corp. (a)                                         30,600        684,522
Technitrol, Inc.                                         23,300        685,253
Zygo Corp. (a)                                           47,700        560,952
                                                                  ------------
                                                                     4,882,009
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Basic Energy Services, Inc. (a)(b)                       38,000        752,020
Complete Production Services, Inc. (a)                   39,600        788,040
                                                                  ------------
                                                                     1,540,060
                                                                  ------------
FOOD & STAPLES RETAILING (1.0%)
Great Atlantic & Pacific Tea Co. (The) (a)(b)            25,000        809,250
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
GAS UTILITIES (1.4%)
V  Laclede Group, Inc. (The)                             31,000   $  1,078,490
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Invacare Corp.                                           28,000        757,680
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (3.1%)
Ameristar Casinos, Inc.                                  26,700        869,085
Domino's Pizza, Inc.                                     49,300        761,192
Luby's, Inc. (a)                                         73,500        812,175
                                                                  ------------
                                                                     2,442,452
                                                                  ------------
HOUSEHOLD DURABLES (1.3%)
Furniture Brands International, Inc. (b)                 22,000        265,100
Hooker Furniture Corp.                                   33,300        717,282
TOUSA, Inc. (b)                                         122,200         89,206
                                                                  ------------
                                                                     1,071,588
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.9%)
Walter Industries, Inc.                                  24,600        753,744
                                                                  ------------

INSURANCE (4.2%)
Infinity Property & Casualty Corp.                       15,100        607,322
Midland Co. (The)                                        15,400        979,748
Presidential Life Corp.                                  33,700        593,457
RLI Corp.                                                12,800        744,576
Selective Insurance Group, Inc.                          18,637        453,065
                                                                  ------------
                                                                     3,378,168
                                                                  ------------
INTERNET & CATALOG RETAIL (0.9%)
Netflix, Inc. (a)(b)                                     28,000        741,160
                                                                  ------------
IT SERVICES (1.8%)
infoUSA, Inc.                                            63,400        666,968
TNS, Inc.                                                48,300        780,045
                                                                  ------------
                                                                     1,447,013
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
Arctic Cat, Inc. (b)                                     36,800        530,656
                                                                  ------------

MACHINERY (1.8%)
Miller Industries, Inc./TN (a)                           29,100        422,241
Watts Water Technologies, Inc. Class A (b)               25,300        719,279
Xerium Technologies, Inc.                                75,200        309,072
                                                                  ------------
                                                                     1,450,592
                                                                  ------------
MARINE (2.0%)
V  Genco Shipping & Trading, Ltd.                        22,000      1,581,580
                                                                  ------------


                                                         SHARES          VALUE
MEDIA (3.1%)
Lodgenet Entertainment Corp. (a)(b)                      22,300   $    481,011
New Frontier Media, Inc.                                 91,100        552,977
Playboy Enterprises, Inc. Class B (a)                    74,500        834,400
Sinclair Broadcast Group, Inc. Class A (b)               47,200        568,288
                                                                  ------------
                                                                     2,436,676
                                                                  ------------
METALS & MINING (3.7%)
Northwest Pipe Co. (a)(b)                                22,800        841,776
Quanex Corp.                                             20,700        852,633
V  Worthington Industries, Inc. (b)                      50,800      1,270,000
                                                                  ------------
                                                                     2,964,409
                                                                  ------------
MULTILINE RETAIL (0.4%)
Tuesday Morning Corp. (b)                                42,400        323,088
                                                                  ------------

OIL, GAS & CONSUMABLE FUELS (9.0%)
Alpha Natural Resources, Inc. (a)                        35,000        960,400
V  Brigham Exploration Co. (a)                          149,200      1,099,604
V  Callon Petroleum Co. (a)                              75,300      1,097,874
Foundation Coal Holdings, Inc.                           12,400        529,728
Global Partners, L.P./MA                                 18,500        575,535
Penn Virginia Corp.                                       9,400        454,960
RAM Energy Resources, Inc. (a)(b)                       162,600        874,788
V  Stone Energy Corp. (a)                                34,700      1,546,926
                                                                  ------------
                                                                     7,139,815
                                                                  ------------
PAPER & FOREST PRODUCTS (1.9%)
Bowater, Inc.                                            14,612        500,607
Buckeye Technologies, Inc. (a)                           58,800      1,053,696
                                                                  ------------
                                                                     1,554,303
                                                                  ------------
PERSONAL PRODUCTS (0.5%)
Prestige Brands Holdings, Inc. (a)                       38,100        398,526
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (6.1%)
Associated Estates Realty Corp.                          58,400        708,976
Crystal River Capital, Inc. (b)                          23,700        344,835
FelCor Lodging Trust, Inc.                               32,090        671,965
JER Investors Trust, Inc. (b)                            44,100        492,597
Newcastle Investment Corp. (b)                           18,900        280,665
NorthStar Realty Finance Corp. (b)                       32,000        299,200
Parkway Properties, Inc.                                 15,800        679,400
Resource Capital Corp. (b)                               28,100        289,992
V  Saul Centers, Inc. (b)                                19,500      1,068,990
                                                                  ------------
                                                                     4,836,620
                                                                  ------------
ROAD & RAIL (2.3%)
Frozen Food Express Industries, Inc.                     64,300        366,510
Old Dominion Freight Line, Inc. (a)                      17,000        384,030
P.A.M. Transportation Services, Inc. (a)                 30,100        501,466
Werner Enterprises, Inc. (b)                             31,008        589,772
                                                                  ------------
                                                                     1,841,778
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Rudolph Technologies, Inc. (a)                           42,800   $    557,684
Spansion, Inc. Class A (a)(b)                            51,200        360,960
                                                                  ------------
                                                                       918,644
                                                                  ------------
SPECIALTY RETAIL (3.3%)
Brown Shoe Co., Inc.                                     24,600        501,840
Charming Shoppes, Inc. (a)                               56,500        419,230
CSK Auto Corp. (a)                                       35,400        403,560
Dress Barn, Inc. (a)                                     29,300        480,227
Haverty Furniture Cos., Inc.                             48,800        414,800
Talbots, Inc. (b)                                        28,500        419,235
                                                                  ------------
                                                                     2,638,892
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Steven Madden, Ltd.                                      19,700        439,113
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (1.8%)
BankUnited Financial Corp. Class A (b)                   26,700        230,421
PFF Bancorp, Inc. (b)                                    21,800        232,170
TrustCo Bank Corp., NY (b)                               49,283        519,443
United Community Financial Corp. (b)                     69,200        442,880
                                                                  ------------
                                                                     1,424,914
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (1.9%)
Electro Rent Corp.                                       48,600        702,756
Rush Enterprises, Inc. Class B (a)                       50,700        813,228
                                                                  ------------
                                                                     1,515,984
                                                                  ------------
Total Common Stocks
 (Cost $88,263,526)                                                 78,989,032
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (32.0%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.3%)
American Express Credit Corp.
 4.75%, due 11/1/07                                 $ 1,000,000      1,000,000
                                                                  ------------
Total Commercial Paper
 (Cost $1,000,000)                                                   1,000,000
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (30.7%)
State Street Navigator Securities Lending Prime
 Portfolio (c)                                       24,473,088   $ 24,473,088
                                                                  ------------
Total Investment Company
 (Cost $24,473,088)                                                 24,473,088
                                                                  ------------
Total Short-Term Investments
 (Cost $25,473,088)                                                 25,473,088
                                                                  ------------
Total Investments
 (Cost $113,736,614)                                      131.0%   104,462,120(d)
Liabilities in Excess of Cash and Other Assets            (31.0)   (24,701,536)
                                                    -----------   ------------
Net Assets                                                100.0%  $ 79,760,584
                                                    ===========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $23,183,234; cash collateral of $24,473,088 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) At October 31, 2007, cost is $113,730,473 for federal income tax purposes and net unrealized depreciation is as follows:

    Gross unrealized appreciation                   $         4,385,885
    Gross unrealized depreciation                           (13,654,238)
                                                    -------------------
    Net unrealized depreciation                     $        (9,268,353)
                                                    ===================

 12 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $113,736,614) including $23,183,234
  market value of securities loaned             $ 104,462,120
Cash                                                   68,282
Receivables:
  Dividends and interest                              100,029
  Fund shares sold                                     70,526
Other assets                                           15,241
                                                -------------
    Total assets                                  104,716,198
                                                -------------
LIABILITIES:
Securities lending collateral                      24,473,088
Payables:
  Fund shares redeemed                                264,334
  Transfer agent (See Note 3)                          61,945
  Manager (See Note 3)                                 46,924
  Shareholder communication                            45,286
  NYLIFE Distributors (See Note 3)                     42,659
  Professional fees                                    12,467
  Custodian                                             5,004
  Trustees                                              1,381
Accrued expenses                                        2,526
                                                -------------
    Total liabilities                              24,955,614
                                                -------------
Net assets                                      $  79,760,584
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $      67,765
Additional paid-in capital                         73,318,873
                                                -------------
                                                   73,386,638
Accumulated undistributed net investment
  income                                              428,394
Accumulated net realized gain on investments       15,220,046
Net unrealized depreciation on investments        (9,274,494)
                                                -------------
Net assets                                      $  79,760,584
                                                =============
CLASS A
Net assets applicable to outstanding shares     $  44,741,962
                                                =============
Shares of beneficial interest outstanding           3,647,947
                                                =============
Net asset value per share outstanding           $       12.26
Maximum sales charge (5.50% of offering price)           0.71
                                                -------------
Maximum offering price per share outstanding    $       12.97
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  28,197,030
                                                =============
Shares of beneficial interest outstanding           2,519,180
                                                =============
Net asset value and offering price per share
  outstanding                                   $       11.19
                                                =============
CLASS C
Net assets applicable to outstanding shares     $   6,814,886
                                                =============
Shares of beneficial interest outstanding             608,875
                                                =============
Net asset value and offering price per share
  outstanding                                   $       11.19
                                                =============
CLASS I
Net assets applicable to outstanding shares     $       6,706
                                                =============
Shares of beneficial interest outstanding                 543
                                                =============
Net asset value and offering price per share
  outstanding                                   $       12.35
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,421,558
  Income from securities loaned--net                 276,124
  Interest                                           127,685
                                                 ------------
    Total income                                   2,825,367
                                                 ------------
EXPENSES:
  Manager (See Note 3)                               859,258
  Transfer agent--Classes A, B and C (See Note
    3)                                               349,253
  Transfer agent--Class I (See Note 3)                10,863
  Distribution--Class B (See Note 3)                 277,413
  Distribution--Class C (See Note 3)                  69,038
  Distribution/Service--Class A (See Note 3)         127,918
  Service--Class B (See Note 3)                       92,471
  Service--Class C (See Note 3)                       23,013
  Shareholder communication                           54,323
  Registration                                        51,265
  Professional fees                                   51,182
  Recordkeeping                                       35,582
  Custodian                                           18,516
  Trustees                                             6,286
  Miscellaneous                                       12,696
                                                 ------------
    Total expenses before reimbursement            2,039,077
  Expense reimbursement from Manager (See Note
    3)                                              (252,723)
                                                 ------------
    Net expenses                                   1,786,354
                                                 ------------
Net investment income                              1,039,013
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  15,765,623
Net change in unrealized appreciation on
  investments                                    (20,014,055)
                                                 ------------
Net realized and unrealized loss on investments   (4,248,432)
                                                 ------------
Net decrease in net assets resulting from
  operations                                     $(3,209,419)
                                                 ============

 14 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                        2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income (loss)   $  1,039,013   $   (121,960)
 Net realized gain on
  investments                     15,765,623     11,894,756
 Net change in unrealized
  appreciation on investments    (20,014,055)     5,788,422
                                ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (3,209,419)    17,561,218
                                ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                          (417,038)            --
   Class B                           (21,051)            --
   Class C                            (5,209)            --
   Class I                          (119,899)            --
                                ---------------------------
                                    (563,197)            --
                                ---------------------------
 From net realized gain on investments:
   Class A                        (4,597,917)    (3,270,204)
   Class B                        (4,088,012)    (4,639,877)
   Class C                        (1,024,040)      (858,745)
   Class I                        (2,249,782)    (1,420,830)
                                ---------------------------
                                 (11,959,751)   (10,189,656)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                   (12,522,948)   (10,189,656)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          11,786,519     26,452,527
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               11,556,410      9,125,289
 Cost of shares redeemed         (60,254,816)   (54,397,056)
 Net asset value of shares
  converted (See Note 1):
   Class A                         5,545,030     12,833,164
   Class B                        (5,545,030)   (12,833,164)
                                ---------------------------
   Decrease in net assets
    derived from capital share
    transactions                 (36,911,887)   (18,819,240)
                                ---------------------------
   Net decrease in net assets    (52,644,254)   (11,447,678)
NET ASSETS:
Beginning of year                132,404,838    143,852,516
                                ---------------------------
End of year                     $ 79,760,584   $132,404,838
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $    428,394   $         --
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ---------------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                                                                       2003*
                                                                                      THROUGH         YEAR ENDED
                                            YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                 2007         2006         2005         2004           2003              2002
Net asset value at beginning
  of period                     $ 14.19      $ 13.39      $ 15.59      $ 14.09        $ 11.10          $ 12.84
                                -------      -------      -------      -------      -----------      ------------
Net investment income (loss)
  (a)                              0.17         0.03        (0.05)       (0.09)         (0.08)           (0.09)
Net realized and unrealized
  gain (loss) on investments      (0.73)        1.70         0.68         2.09           3.07            (1.47)
                                -------      -------      -------      -------      -----------      ------------
Total from investment
  operations                      (0.56)        1.73         0.63         2.00           2.99            (1.56)
                                -------      -------      -------      -------      -----------      ------------
Less dividends and
  distributions:
  From net investment income      (0.11)          --           --           --             --               --
  From net realized gain on
    investments                   (1.26)       (0.93)       (2.83)       (0.50)            --            (0.18)
                                -------      -------      -------      -------      -----------      ------------
Total dividends and
  distributions                   (1.37)       (0.93)       (2.83)       (0.50)            --            (0.18)
                                -------      -------      -------      -------      -----------      ------------
Net asset value at end of
  period                        $ 12.26      $ 14.19      $ 13.39      $ 15.59        $ 14.09          $ 11.10
                                =======      =======      =======      =======      ===========      ============
Total investment return (b)       (4.62%)      13.40%        3.41%       14.46%         26.94%(c)       (12.16%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)     1.28%        0.19%       (0.32%)      (0.62%)        (0.78%)+         (0.74%)
  Net expenses                     1.44%        1.40%        1.47%        1.70%          1.90%+           1.87%
  Expenses (before
    reimbursement)                 1.69%        1.65%        1.72%        1.78%          1.94%+           1.87%
Portfolio turnover rate             189%          44%          75%         103%            41%              46%
Net assets at end of period
  (in 000's)                    $44,742      $52,995      $47,849      $55,640        $44,496          $35,197

                                                                                CLASS C
                                            --------------------------------------------------------------------------------
                                                                                               JANUARY 1,
                                                                                                  2003*
                                                                                                 THROUGH         YEAR ENDED
                                                       YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
                                             2007        2006         2005         2004           2003              2002
Net asset value at beginning of period      $13.06      $ 12.48      $ 14.80      $ 13.49        $10.70            $12.48
                                            ------      -------      -------      -------      -----------      ------------
Net investment income (loss) (a)              0.07        (0.07)       (0.15)       (0.20)        (0.15)            (0.18)
Net realized and unrealized gain (loss) on
  investments                                (0.67)        1.58         0.66         2.01          2.94             (1.42)
                                            ------      -------      -------      -------      -----------      ------------
Total from investment operations             (0.60)        1.51         0.51         1.81          2.79             (1.60)
                                            ------      -------      -------      -------      -----------      ------------
Less dividends and distributions:
  From net investment income                 (0.01)          --           --           --            --                --
  From net realized gain on investments      (1.26)       (0.93)       (2.83)       (0.50)           --             (0.18)
                                            ------      -------      -------      -------      -----------      ------------
Total dividends and distributions            (1.27)       (0.93)       (2.83)       (0.50)           --             (0.18)
                                            ------      -------      -------      -------      -----------      ------------
Net asset value at end of period            $11.19      $ 13.06      $ 12.48      $ 14.80        $13.49            $10.70
                                            ======      =======      =======      =======      ===========      ============
Total investment return (b)                  (5.41%)      12.56%        2.65%       13.67%        26.07%(c)        (12.83%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                0.56%       (0.56%)      (1.07%)      (1.37%)       (1.53%)+          (1.49%)
  Net expenses                                2.19%        2.15%        2.22%        2.45%         2.65% +           2.62%
  Expenses (before reimbursement)             2.44%        2.40%        2.47%        2.53%         2.69% +           2.62%
Portfolio turnover rate                        189%          44%          75%         103%           41%               46%
Net assets at end of period (in 000's)      $6,815      $10,879      $12,070      $10,054        $9,501            $9,403

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to significant redemptions of Class I shares.

 16 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
-------------------------------------------------------------------------------------
                                                        JANUARY 1,
                                                           2003*
                                                          THROUGH         YEAR ENDED
                YEAR ENDED OCTOBER 31,                  OCTOBER 31,      DECEMBER 31,
     2007         2006         2005         2004           2003              2002
    $ 13.06      $ 12.48      $ 14.80      $ 13.50        $ 10.70          $ 12.48
    -------      -------      -------      -------      -----------      ------------
       0.07        (0.07)       (0.14)       (0.20)         (0.15)           (0.18)
      (0.67)        1.58         0.65         2.00           2.95            (1.42)
    -------      -------      -------      -------      -----------      ------------
      (0.60)        1.51         0.51         1.80           2.80            (1.60)
    -------      -------      -------      -------      -----------      ------------
      (0.01)          --           --           --             --               --
      (1.26)       (0.93)       (2.83)       (0.50)            --            (0.18)
    -------      -------      -------      -------      -----------      ------------
      (1.27)       (0.93)       (2.83)       (0.50)            --            (0.18)
    -------      -------      -------      -------      -----------      ------------
    $ 11.19      $ 13.06      $ 12.48      $ 14.80        $ 13.50          $ 10.70
    =======      =======      =======      =======      ===========      ============
      (5.34%)      12.48%        2.67%       13.59%         26.17%(c)       (12.83%)
       0.57%       (0.57%)      (1.07%)      (1.37%)        (1.53%)+         (1.49%)
       2.19%        2.15%        2.22%        2.45%          2.65%+           2.62%
       2.44%        2.40%        2.47%        2.53%          2.69%+           2.62%
        189%          44%          75%         103%            41%              46%
    $28,197      $43,137      $63,611      $66,355        $60,384          $53,819

                        CLASS I
    ------------------------------------------------
                                        FEBRUARY 16,
                                           2005**
            YEAR ENDED                    THROUGH
            OCTOBER 31,                 OCTOBER 31,
     2007                2006               2005
    $14.30              $ 13.44           $ 14.01
    ------              -------         ------------
      0.48                 0.08              0.02
     (1.05)(d)             1.71             (0.59)
    ------              -------         ------------
     (0.57)                1.79             (0.57)
    ------              -------         ------------
     (0.12)                  --                --
     (1.26)               (0.93)               --
    ------              -------         ------------
     (1.38)               (0.93)               --
    ------              -------         ------------
    $12.35              $ 14.30           $ 13.44
    ======              =======         ============
     (4.63%)              13.74%            (4.07%)(c)
      3.35%                0.56%             0.25% +
      1.03%                1.05%             0.96% +
      1.28%                1.30%             1.21% +
       189%                  44%               75%
    $    7              $25,394           $20,322

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on February 16, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-capitalization companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent

 18   MainStay Small Cap Value Fund
book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 20) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. NYLIM has also contractually agreed to waive a portion of its management fee so that the management fee is 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.55%; Class B, 2.30%; Class C, 2.30%; and Class I, 1.24%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the

                                                     www.mainstayfunds.com    19
agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $859,258 and waived its fees in the amount of $252,723.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.55% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

As of October 31, 2007, there is no amount of waived fees that are subject to possible recoupment by the Manager.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $19,269 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $370, $47,716 and $2,294, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $360,116.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                                             $  339       0.0*%
--------------------------------------------------------------------------------------
Class C                                                                210       0.0*
--------------------------------------------------------------------------------------
Class I                                                              2,081      31.0
--------------------------------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $3,690.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $35,582 for the year ended October 31, 2007.

 20   MainStay Small Cap Value Fund

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007 the components of accumulated gain/loss on a tax basis were as follows:

              ACCUMULATED
              CAPITAL AND      OTHER        UNREALIZED        TOTAL
  ORDINARY    OTHER GAINS    TEMPORARY     APPRECIATION    ACCUMULATED
   INCOME       (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $6,037,715   $9,604,584    $       --     $(9,268,353)    $6,373,946
 ---------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to real estate investment trust distributions.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                   ACCUMULATED
  ACCUMULATED      NET REALIZED
 NET INVESTMENT   GAIN (LOSS) ON     ADDITIONAL
 INCOME (LOSS)     INVESTMENTS     PAID-IN-CAPITAL
    $(47,422)        $220,547        $ (173,125)
 -------------------------------------------------

The reclassifications for the Fund are primarily due to prior year net operating losses that cannot be carried forward for federal income tax purposes and real estate investment trusts distributions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                         2007          2006
Distributions paid from:
  Ordinary Income                 $   563,197   $ 4,082,368
  Long-term Capital Gains          11,959,751     6,107,288
-----------------------------------------------------------
                                  $12,522,948   $10,189,656
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $186,480 and $228,347, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                  SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                556       $  7,376
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            341          4,546
Shares redeemed                          (1,406)      (18,527)
                                         --------------------
Net decrease in shares outstanding
  before conversion                       (509)        (6,605)
Shares converted from Class B (See Note
  1)                                       422          5,545
                                         --------------------
Net decrease                               (87)      $ (1,060)
                                         ====================

Year ended October 31, 2006:

Shares sold                              1,174       $ 16,077
Shares issued to shareholders in
  reinvestment of distributions            205          2,704
Shares redeemed                          (2,192)      (29,946)
                                         --------------------
Net increase (decrease) in shares
  outstanding before conversion           (813)       (11,165)
Shares converted from Class B (See Note
  1)                                       975         12,833
                                         --------------------
Net increase                               162       $  1,668
                                         ====================

                                                     www.mainstayfunds.com    21

CLASS B                                  SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                239       $  2,910
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            318          3,867
Shares redeemed                           (881)       (10,613)
                                         --------------------
Net decrease in shares outstanding
  before conversion                       (324)        (3,836)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (460)        (5,545)
                                         --------------------
Net decrease                              (784)      $ (9,381)
                                         ====================

Year ended October 31, 2006:

Shares sold                                293       $  3,728
Shares issued to shareholders in
  reinvestment of distributions            357          4,373
Shares redeemed                          (1,392)      (17,642)
                                         --------------------
Net decrease in shares outstanding
  before conversion                       (742)        (9,541)
Shares reacquired upon conversion into
  Class A (See Note 1)                   (1,053)      (12,833)
                                         --------------------
Net decrease                             (1,795)     $(22,374)
                                         ====================

CLASS C                                  SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                 87       $ 1,059
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                             63           774
Shares redeemed                           (374)       (4,531)
                                         -------------------
Net decrease                              (224)      $(2,698)
                                         ===================

Year ended October 31, 2006:

Shares sold                                175       $ 2,213
Shares issued to shareholders in
  reinvestment of distributions             51           627
Shares redeemed                           (360)       (4,561)
                                         -------------------
Net decrease                              (134)      $(1,721)
                                         ===================

CLASS I                                  SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 31       $    441
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                            176          2,370
Shares redeemed                          (1,982)      (26,584)
                                         --------------------
Net decrease                             (1,775)     $(23,773)
                                         ====================

Year ended October 31, 2006:

Shares sold                                321       $  4,435
Shares issued to shareholders in
  reinvestment of distributions            107          1,421
Shares redeemed                           (164)        (2,248)
                                         --------------------
Net increase                               264       $  3,608
                                         ====================

NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22   MainStay Small Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Value Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                     www.mainstayfunds.com    23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS.

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor, including with respect to the Fund's emphasis on investing in small cap value stocks. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance over several time periods relative to groupings of funds having similar mandates.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the overall relationship with the Trust was low, and, with respect to the Fund in particular, the Manager and its affiliates were not making a profit. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

 24   MainStay Small Cap Value Fund

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. They also noted the Manager's willingness to waive and/or reimburse contractually a portion of the Fund's expenses. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered that comparative data with respect to other clients of the Manager or Subadvisor was not available as such clients did not have similar investment mandates as the Fund. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to continue to waive a certain portion of its management fee and maintain the existing contractual limitation on the Fund's net expenses.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                     www.mainstayfunds.com    25

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $11,959,751.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 20.5% to arrive at the amount eligible for qualified dividend income and 28.3% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

  SMALL CAP          VOTES         VOTES
  VALUE FUND          FOR         WITHHELD    ABSTENTIONS       TOTAL
Susan B.
 Kerley          4,026,059.164   16,977.069    5,514.000    4,048,550.233
-------------------------------------------------------------------------
Alan R.
 Latshaw         4,026,005.177   17,031.056    5,514.000    4,048,550.233
-------------------------------------------------------------------------
Peter Meenan     4,026,059.164   16,977.069    5,514.000    4,048,550.233
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      4,026,005.177   17,031.056    5,514.000    4,048,550.233
-------------------------------------------------------------------------
Richard S.
 Trutanic        4,026,005.177   17,031.056    5,514.000    4,048,550.233
-------------------------------------------------------------------------
Roman L. Weil    4,026,059.164   16,977.069    5,514.000    4,048,550.233
-------------------------------------------------------------------------
John A.
 Weisser         4,026,005.177   17,031.056    5,514.000    4,048,550.233
-------------------------------------------------------------------------
Brian A.
 Murdock         4,026,005.177   17,031.056    5,514.000    4,048,550.233
-------------------------------------------------------------------------

This resulted in approval of the proposal.

 26   MainStay Small Cap Value Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                     www.mainstayfunds.com    27

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 28   MainStay Small Cap Value Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                     www.mainstayfunds.com    29

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

 30   MainStay Small Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872          (RECYCLE LOGO)          MS329-07             MSSV11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
With sales charges                                       -3.43%  2.17%   3.29%
Excluding sales charges                                   1.12   3.12    3.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    LEHMAN BROTHERS MUNICIPAL
                                                                MAINSTAY TAX FREE BOND FUND                 BOND INDEX
                                                                ---------------------------         -------------------------
10/31/97                                                                    9550                              10000
                                                                           10197                              10802
                                                                            9537                              10610
                                                                           10320                              11513
                                                                           11383                              12723
                                                                           11851                              13469
                                                                           12163                              14158
                                                                           12735                              15012
                                                                           12961                              15393
                                                                           13664                              16278
10/31/07                                                                   13817                              16751

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
With sales charges                                       -4.00%  2.51%   3.50%
Excluding sales charges                                   0.86   2.86    3.50

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    LEHMAN BROTHERS MUNICIPAL
                                                                MAINSTAY TAX FREE BOND FUND                 BOND INDEX
                                                                ---------------------------         -------------------------
10/31/97                                                                   10000                              10000
                                                                           10655                              10802
                                                                            9941                              10610
                                                                           10721                              11513
                                                                           11797                              12723
                                                                           12249                              13469
                                                                           12540                              14158
                                                                           13110                              15012
                                                                           13295                              15393
                                                                           13982                              16278
10/31/07                                                                   14102                              16751

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
With sales charges                                       -0.11%  2.86%   3.50%
Excluding sales charges                                   0.86   2.86    3.50

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    LEHMAN BROTHERS MUNICIPAL
                                                                MAINSTAY TAX FREE BOND FUND                 BOND INDEX
                                                                ---------------------------         -------------------------
10/31/97                                                                   10000                              10000
                                                                           10655                              10802
                                                                            9941                              10610
                                                                           10721                              11513
                                                                           11797                              12723
                                                                           12249                              13469
                                                                           12540                              14158
                                                                           13110                              15012
                                                                           13295                              15393
                                                                           13982                              16278
10/31/07                                                                   14102                              16751

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 0.5%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98, performance for Class C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C shares upon initial offer. Unadjusted, the performance shown for the newer class of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                         ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS    YEARS
------------------------------------------------------------------------------
Lehman Brothers(R) Municipal Bond Index(1)               2.91%   4.46%   5.29%
Average Lipper general municipal debt fund(2)            1.47    3.83    4.29

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that consists of approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00          $994.85             $4.48            $1,020.55             $4.53
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $993.60             $5.73            $1,019.30             $5.80
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $993.60             $5.73            $1,019.30             $5.80
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.89% for Class A and 1.14% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PIE CHART)

Long-Term Municipal Bonds                                                        95.2
Short-Term Investments                                                            3.5
Cash and Other Assets, Less Liabilities                                           1.3
Futures Contracts                                                                0.0*

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  California State Office of the State Treasurer,
     5.00%, due 8/1/25
 2.  Puerto Rico Public Buildings Authority Revenue
     Guaranteed Government Facilities, Series I,
     5.00%, due 7/1/36
 3.  Golden State Tobacco Securitization Corp.,
     5.00%, due 6/1/45
 4.  Buckeye, Ohio, Tobacco Settlement Financing
     Authority, 5.75%, due 6/1/34
 5.  North Carolina Municipal Power Agency N1,
     Catawba Electric Revenue, Series B, 6.50%, due
     1/1/20
 6.  Chicago, Illinois Housing Authority Capital
     Program Revenue, Insured: FSA, 5.00%, due 7/1/23
 7.  Illinois State Toll Highway Authority, Series
     A-1, Insured: FSA, 5.00%, due 1/1/26
 8.  Seattle, Washington Municipal Light & Power
     Revenue, 6.00%, due 10/1/15
 9.  Los Angeles, California Unified School District,
     Series D, Insured: MBIA, 5.75%, due 7/1/16
10.  Houston Texas Airport System Revenue, Series B,
     Insured: FGIC, 5.00%, due 7/1/32

 8   MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald, CFA, and Laurie Walters, CFA, of MacKay Shields LLC

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 1.12% for Class A shares, 0.86% for Class B shares and 0.86% for Class C shares for the 12 months ended October 31, 2007. All share classes underperformed the 1.47% return of the average Lipper(1) general municipal debt fund and the 2.91% return of the Lehman Brothers(R) Municipal Bond Index(2) for the 12 months ended October 31, 2007. The Lehman Brothers(R) Municipal Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS IN THE MUNICIPAL BOND MARKET AFFECTED THE FUND DURING THE 12-MONTH REPORTING PERIOD?

Yields on shorter-term municipal bonds fell during the reporting period, while yields on longer-term municipal bonds rose, causing the municipal yield curve to steepen. At the long end, higher yields suggested that investors buying duration were demanding higher compensation to offset rising inflation. At the short end, lower yields suggested that investors were trying to anticipate Federal Open Market Committee cuts in the targeted federal funds rate. Credit dislocations over the summer caused active buyers of longer-maturity municipals, such as hedge funds and foreign banks, to reduce their exposure to the market. All told, the spread, or yield differential, between two-year and 30-year municipal bonds widened by 50 basis points to 110 basis points by the end of October 2007. (A basis point is one-hundredth of a percentage point.)

During the reporting period, municipal bond issuance surged to a record $428 billion, an increase of 16.9% over the prior fiscal year. Relatively low interest rates gave issuers a strong incentive to come to market.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

Although tactical duration adjustments during the first half of the reporting period were helpful, the Fund's overall duration strategy detracted from performance. In December and January, the Fund's shorter duration relative to the Lehman Brothers(R) Municipal Bond Index was helpful as interest rates rose. In February, a modestly longer-than-benchmark duration was beneficial as interest rates fell. A shorter-than-benchmark duration during August and September, however, detracted from performance, as investors pursued higher-quality securities for longer than we anticipated. Because the market appeared overextended, the Fund ended the reporting period with a duration that was modestly shorter than that of the Lehman Brothers(R) Municipal Bond Index.

WHAT POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE?

The Fund emphasized longer-maturity municipal bonds, which underperformed shorter-maturity issues, so the Fund's yield-curve positioning detracted from performance. During the reporting period, we reduced exposure to five-year maturities in favor of 15-year and longer maturities for their incremental yield and greater performance potential.

The Fund's position in Tennessee Energy Acquisition gas-prepay bonds backed by Goldman Sachs counterparty ratings detracted from the Fund's performance. Credit spreads widened in this sector, as investors grew increasingly concerned that credit deterioration in subprime mortgages would have a negative impact on brokerage earnings. Since we had confidence that Goldman Sachs remained financially sound, the Fund continued to hold the Tennessee bonds.

On the positive side, the Fund benefited from issue selection. Exposure to several higher-coupon callable bonds that were prerefunded during the reporting period boosted the Fund's returns.(3)

WERE THERE SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We sought to add incremental yield in sectors such as health care that offered appropriate compensation for any additional risk. We purchased a Hillsborough, Florida, issue for the expansion of Tampa General Hospital. The hospital has been consistently profitable and serves a growing area.


Funds that invest in bonds are subject to interest rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Lehman Brothers(R) Municipal Bond Index.

                                                     www.mainstayfunds.com     9

We added California State general obligations that offered a concession to the market because of a multibillion dollar issuance. We also increased the Fund's holdings in tobacco-settlement bonds as risk premiums aligned more closely with foreseeable legal risks. In October, we added Buckeye, Ohio, Tobacco Settlement bonds to the Fund. This asset-backed security receives payments from tobacco manufacturers based upon their Master Settlement Agreement with the majority of state attorneys general. Risk premiums widened to accommodate the $5.5 billion offering, the largest tobacco-settlement issue to date.

We reduced exposure to industrial development bonds, water and sewer bonds and prerefunded issues because they offered little in terms of incremental yield in comparison with other credits. We also selectively reduced the Fund's exposure to issues from Massachusetts, New York and Pennsylvania when relatively low supply in these states made the bonds attractive sale candidates. We also reduced the Fund's exposure to issues from New York City, as risk premiums were narrow and we were concerned that difficulties in the financial markets could affect anticipated revenues.

We sold the Fund's position in Charter Mac Equity Issuer Trust because credit spreads had narrowed and we were concerned about the company's increased leverage.

Early in the reporting period, we liquidated the Fund's position in Main Street, Georgia Natural Gas backed by Merrill Lynch's counterparty rating, since Merrill Lynch had expanded more aggressively into the subprime mortgage area with the acquisition of First Franklin Financials. The Fund had no direct exposure to subprime residential mortgages and the impact of the shakeout in subprime lending on the Fund's performance during the reporting period was minimal.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was overweight relative to the Lehman Brothers(R) Municipal Bond Index in education, health care and transportation bonds. As of the same date, the Fund was underweight in prerefunded bonds, electric bonds and lease revenue bonds and neutrally weighted in tobacco-settlement bonds.

3. Prerefunding or advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which, in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2007

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (95.2%)+
------------------------------------------------------------------------------
ALABAMA (0.4%)
Huntsville, Alabama Health Care Authority
 Series A, LOC: Regions Bank
 5.00%, due 6/1/34 (a)                              $ 1,000,000   $  1,005,170
                                                                  ------------

ARIZONA (0.7%)
Arizona Health Facilities Authority Revenue,
 Banner Health
 Series A
 5.00%, due 1/1/19                                    1,500,000      1,560,883
                                                                  ------------

CALIFORNIA (12.8%)
California State Economic Recovery
 Series A
 5.00%, due 7/1/17                                    2,000,000      2,096,680
V  California State Office of the
 State Treasurer
 5.00%, due 8/1/25 (b)                               10,000,000     10,278,900
California State Various Purposes
 5.25%, due 4/1/34                                        5,000          5,205
V  Golden State Tobacco Securitization Corp.
 5.00%, due 6/1/45                                   10,000,000     10,034,000
V  Los Angeles, California Unified
 School District
 Series D, Insured: MBIA
 5.75%, due 7/1/16 (c)                                6,000,000      6,866,280
                                                                  ------------
                                                                    29,281,065
                                                                  ------------
DELAWARE (1.0%)
Delaware State Economic Development Authority
 Revenue Pollution Control,
 Delmarva Power
 Series C, Insured: AMBAC
 4.90%, due 5/1/26 (d)                                2,250,000      2,336,760
                                                                  ------------

FLORIDA (8.3%)
Highlands County Florida Health Facilities
 Authority Revenue Hospital,
 Adventist Health Systems
 Series D
 5.375%, due 11/15/35 (b)                             5,000,000      5,450,850
Hillsborough County Florida Industrial Development
 Authority Hospital Revenue, Tampa General
 Hospital Project
 5.25%, due 10/1/41                                   6,000,000      6,046,440
Miami-Dade County Florida Solid Waste System
 Revenue, Insured: MBIA
 5.00%, due 10/1/19 (c)                               1,735,000      1,832,993

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLORIDA (CONTINUED)
South Florida Water Management District
 Insured: AMBAC
 5.00%, due 10/1/20 (d)                             $ 5,245,000   $  5,532,269
                                                                  ------------
                                                                    18,862,552
                                                                  ------------
ILLINOIS (12.5%)
V  Chicago, Illinois Housing Authority Capital
 Program Revenue, Insured: FSA
 5.00%, due 7/1/23 (b)(e)                             7,100,000      7,411,619
Chicago, Illinois Waterworks Revenue, Insured:
 FGIC
 6.50%, due 11/1/15 (f)                               3,005,000      3,555,185
Illinois Health Facilities Authority Revenue, Lake
 Forest Hospital
 Series A
 5.75%, due 7/1/29                                    2,000,000      2,073,800
Illinois State Sales Tax Revenue Second Series,
 Insured: FGIC
 5.50%, due 6/15/17 (f)                               4,000,000      4,483,960
V  Illinois State Toll Highway Authority
 Series A-1, Insured: FSA
 5.00%, due 1/1/26 (b)(e)                             7,000,000      7,327,740
Kane McHenry Cook & De Kalb Counties Illinois Unit
 School District No. 300,
 Insured: XLCA
 5.00%, due 12/1/20 (g)                               3,500,000      3,693,795
                                                                  ------------
                                                                    28,546,099
                                                                  ------------
KANSAS (1.1%)
Geary County Kansas Unified School District No.
 475, Insured: MBIA
 5.25%, due 9/1/22 (c)                                2,275,000      2,515,217
                                                                  ------------

LOUISIANA (1.8%)
State of Louisiana Offshore Terminal Authority
 Deepwater Port Revenue
 Series C
 5.25%, due 9/1/16                                    3,970,000      4,190,176
                                                                  ------------

MASSACHUSETTS (1.0%)
Massachusetts Bay Transportation Authority Revenue
 Assessment
 Series A
 5.75%, due 7/1/18 (h)                                  210,000        221,754

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
MASSACHUSETTS (CONTINUED)
xMassachusetts State Health & Educational
 Facilities Authority Revenue,
 Partners Healthcare System
 Series G-5
 5.00%, due 7/1/27                                  $ 2,000,000   $  2,039,040
                                                                  ------------
                                                                     2,260,794
                                                                  ------------
NEBRASKA (0.1%)
Nebraska Investment Finance Authority, Single
 Family Housing Revenue
 Series C
 6.30%, due 9/1/28 (i)                                  145,000        146,525
                                                                  ------------

NEVADA (1.8%)
Clark County Nevada Passenger Facility Charge
 Revenue, Las Vegas-McCarran
 International Airport
 Series A-2, Insured: AMBAC
 5.00%, due 7/1/26 (d)                                4,000,000      4,175,880
                                                                  ------------

NEW JERSEY (1.9%)
New Jersey State Trust Fund Transportation
 Authority System
 Series C, Insured: FSA
 5.50%, due 12/15/17 (b)(e)                           3,810,000      4,293,870
                                                                  ------------

NEW MEXICO (1.3%)
New Mexico Finance Authority State Transportation
 Revenue
 Series A, Insured: MBIA
 5.00%, due 6/15/22 (c)                               2,750,000      2,896,218
                                                                  ------------

NEW YORK (11.0%)
Liberty, New York Development Corp., Goldman Sachs
 Group, Inc.
 5.25%, due 10/1/35                                   5,000,000      5,323,850
Metropolitan Transportation Authority of New York
 Revenue
 Series B, Insured: MBIA
 5.00%, due 11/15/25 (c)                              2,000,000      2,106,200
New York City Industrial Development Agency
 Revenue Queens Baseball Stadium Insured: AMBAC
 5.00%, due 1/1/20 (d)                                  250,000        266,345
New York City Industrial Development Agency
 Revenue Yankee Stadium
 Insured: FGIC
 5.00%, due 3/1/31 (f)                                1,000,000      1,037,900

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
NEW YORK (CONTINUED)
New York State Dormitory Authority
 Lease Revenue Court Facilities
 City of New York
 7.375%, due 5/15/10                                $ 2,575,000   $  2,722,007
 7.50%, due 5/15/11                                   1,740,000      1,872,553
New York State Dormitory Authority Revenue
 Series A, Insured: MBIA
 6.00%, due 7/1/19 (c)                                3,700,000      4,352,125
 Series B
 7.50%, due 5/15/11 (h)                               1,645,000      1,805,256
New York State Dormitory Authority Revenue, North
 Shore University Hospital
 5.00%, due 5/1/32                                    1,185,000      1,191,683
New York State Environmental Facilities Corp.
 Pollution Control Revenue, State
 Water Revolving Fund
 Series A
 7.50%, due 6/15/12                                     135,000        140,756
New York State Thruway Authority Highway & Bridge
 Trust Fund
 Series B, Insured: AMBAC
 5.00%, due 4/1/21 (d)                                4,000,000      4,227,280
                                                                  ------------
                                                                    25,045,955
                                                                  ------------
NORTH CAROLINA (5.8%)
North Carolina Eastern Municipal Power Agency
 Systems Revenue
 Series A
 5.50%, due 1/1/12                                    2,000,000      2,111,620
 Series D
 6.75%, due 1/1/26                                    2,000,000      2,119,060
North Carolina Housing Finance Agency Home
 Ownership
 Series 13-A
 4.25%, due 1/1/28 (i)                                1,505,000      1,507,258
V  North Carolina Municipal Power Agency N1,
 Catawba Electric Revenue
 Series B
 6.50%, due 1/1/20 (b)                                7,000,000      7,430,290
                                                                  ------------
                                                                    13,168,228
                                                                  ------------
OHIO (5.2%)
V  Buckeye, Ohio, Tobacco Settlement Financing
 Authority
 5.75%, due 6/1/34                                    9,750,000      9,408,750
Lorain County Ohio Hospital Revenue, Catholic
 Healthcare
 5.375%, due 10/1/30                                  2,300,000      2,367,850
                                                                  ------------
                                                                    11,776,600
                                                                  ------------

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
x
PUERTO RICO (5.6%)
Puerto Rico Commonwealth Infrastructure Financing
 Special Authority
 Series A
 5.50%, due 10/1/17                                 $ 1,500,000   $  1,596,435
V  Puerto Rico Public Buildings
 Authority Revenue
 Guaranteed Government Facilities
 Series I
 5.00%, due 7/1/36                                   10,000,000     10,075,400
University of Puerto Rico Revenues
 Series P
 5.00%, due 6/1/30                                    1,000,000      1,017,770
                                                                  ------------
                                                                    12,689,605
                                                                  ------------
SOUTH CAROLINA (2.0%)
South Carolina Jobs Economic Development Authority
 Revenue, Bon Secours Health Systems, Inc.
 5.625%, due 11/15/30 (b)                             4,500,000      4,641,975
                                                                  ------------

TENNESSEE (2.2%)
Tennessee Energy Acquisition Corp., Gas Revenue
 Series A
 5.25%, due 9/1/24                                    5,000,000      5,069,550
                                                                  ------------
TEXAS (15.0%)
Dallas Fort Worth Texas International Airport
 Facilities Improvement Revenue
 Series A, Insured: FGIC
 6.00%, due 11/1/28 (b)(f)(i)                         4,000,000      4,147,240
Dallas, Texas Area Rapid Transit Sales Tax Revenue
 Insured: AMBAC
 5.00%, due 12/1/16 (d)                               1,500,000      1,624,785
El Paso, Texas
 Insured: FGIC
 5.00%, due 8/15/19 (f)                               3,815,000      4,084,568
Gainesville, Texas Independent School District,
 Insured: PSFG
 5.00%, due 2/15/32 (j)                               1,000,000      1,029,670
 5.25%, due 2/15/36 (j)                               2,925,000      3,070,022
V  Houston Texas Airport System Revenue
 Series B, Insured: FGIC
 5.00%, due 7/1/32 (f)                                6,250,000      6,460,188

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TEXAS (CONTINUED)
Jefferson County Texas Health Facility Development
 Corp., Texas Baptist
 Hospitals, Insured: AMBAC
 5.20%, due 8/15/21 (d)                             $ 1,085,000   $  1,125,416
San Antonio, Texas Electric & Gas
 Series 2000
 5.00%, due 2/1/17 (b)                                5,040,000      5,398,798
Tarrant Regional Water District Texas Water
 Revenue, Insured: FSA
 5.25%, due 3/1/17 (e)                                2,500,000      2,667,175
Texas State College Student Loan
 5.50%, due 8/1/10 (i)                                1,760,000      1,844,357
Texas State Transportation Commission
 5.00%, due 4/1/16                                    2,500,000      2,697,475
                                                                  ------------
                                                                    34,149,694
                                                                  ------------
WASHINGTON (3.0%)
V  Seattle, Washington Municipal Light & Power
 Revenue
 6.00%, due 10/1/15 (b)(h)                            6,500,000      6,868,615
                                                                  ------------

WEST VIRGINIA (0.7%)
Kanawha Mercer Nicholas Counties West Virginia
 Single Family Mortgage Revenue
 (zero coupon), due 2/1/15 (h)                        2,230,000      1,561,335
                                                                  ------------
Total Long-Term Municipal Bonds
 (Cost $211,787,115)                                               217,042,766
                                                                  ------------

SHORT-TERM INVESTMENTS (3.5%)
------------------------------------------------------------------------------
WYOMING (3.5%)
Lincoln County Wyoming Pollution Control Revenue,
 ExxonMobil Corp.
 Series C
 3.64%, due 11/1/14 (k)                               6,895,000      6,895,000
 Series D
 3.78%, due 11/1/14 (k)                               1,025,000      1,025,000
                                                                  ------------
Total Short-Term Investments
 (Cost $7,920,000)                                                   7,920,000
                                                                  ------------
Total Investments
 (Cost $219,707,115)                                       98.7%   224,962,766(m)
Cash and Other Assets,
 Less Liabilities                                           1.3      2,920,702
                                                    -----------   ------------
Net Assets                                                100.0%  $227,883,468
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                              CONTRACTS            UNREALIZED
                                                  SHORT      DEPRECIATION (L)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------
United States Treasury Note
 December 2007 (10 Year)                           (250)  $           (83,981)
                                                          -------------------
Total Futures Contracts
 (Settlement Value $27,503,906)                           $           (83,981)
                                                          ===================

+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not
     limited to, forwards, TBA's, options and futures. These
     securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
++   Less than one-tenth of a percent.
(a)  LOC--Letter of Credit
(b)  Segregated as collateral for futures contracts.
(c)  MBIA--MBIA Insurance Corp.
(d)  AMBAC--Ambac Assurance Corp.
(e)  FSA--Financial Security Assurance, Inc.
(f)  FGIC--Financial Guaranty Insurance Co.
(g)  XLCA--XL Capital Assurance, Inc.
(h)  Prerefunding Security--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that
     mature at or near the same date as the original issue's call date.
(i)  Interest on these securities is subject to alternative
     minimum tax.
(j)  PSFG--Permanent School Fund Guaranteed
(k)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect at October 31, 2007.
(l)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31,
     2007.
(m)  At October 31, 2007, cost is $219,707,115 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                       $ 6,636,151
      Gross unrealized depreciation                        (1,380,500)
                                                          -----------
      Net unrealized appreciation                         $ 5,255,651
                                                          ===========

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $219,707,115)                            $224,962,766
Cash                                                  19,632
Receivables:
  Interest                                         3,173,830
  Variation margin on futures contracts              160,156
  Fund shares sold                                    68,600
Other assets                                          13,239
                                                -------------
    Total assets                                 228,398,223
                                                -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                                90,282
  NYLIFE Distributors (See Note 3)                    60,618
  Shareholder communication                           44,081
  Transfer agent (See Note 3)                         36,932
  Fund shares redeemed                                26,110
  Professional fees                                   16,707
  Custodian                                            8,092
  Trustees                                             3,307
Accrued expenses                                       3,260
Dividend payable                                     225,366
                                                -------------
    Total liabilities                                514,755
                                                -------------
Net assets                                      $227,883,468
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    240,352
Additional paid-in capital                       246,516,979
                                                -------------
                                                 246,757,331
Accumulated distributions in excess of net
  investment income                                  (80,939)
Accumulated net realized loss on investments
  and futures transactions                       (23,964,594)
Net unrealized appreciation on investments and
  futures contracts                                5,171,670
                                                -------------
Net assets                                      $227,883,468
                                                =============
CLASS A
Net assets applicable to outstanding shares     $189,210,489
                                                =============
Shares of beneficial interest outstanding         19,955,724
                                                =============
Net asset value per share outstanding           $       9.48
Maximum sales charge (4.50% of offering price)          0.45
                                                -------------
Maximum offering price per share outstanding    $       9.93
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 31,920,875
                                                =============
Shares of beneficial interest outstanding          3,367,326
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.48
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  6,752,104
                                                =============
Shares of beneficial interest outstanding            712,155
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.48
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $11,549,934
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,452,082
  Distribution/Service--Class A (See Note 3)         491,551
  Service--Class B (See Note 3)                       97,448
  Service--Class C (See Note 3)                       16,038
  Transfer agent (See Note 3)                        229,361
  Distribution--Class B (See Note 3)                  97,448
  Distribution--Class C (See Note 3)                  16,038
  Professional fees                                   71,625
  Shareholder communication                           51,678
  Recordkeeping                                       50,868
  Registration                                        45,453
  Custodian                                           27,278
  Trustees                                            14,119
  Miscellaneous                                       11,791
                                                 ------------
    Total expenses before waiver/reimbursement     2,672,778
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (405,365)
                                                 ------------
    Net expenses                                   2,267,413
                                                 ------------
Net investment income                              9,282,521
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                            2,011,014
  Futures transactions                              (963,282)
                                                 ------------
Net realized gain on investments and futures
  transactions                                     1,047,732
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           (7,803,829)
  Futures contracts                                   82,425
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts               (7,721,404)
                                                 ------------
Net realized and unrealized loss on investments
  and futures transactions                        (6,673,672)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 2,608,849
                                                 ============

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  9,282,521   $ 10,052,034
 Net realized gain on investments
  and futures transactions              1,047,732      2,435,271
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (see Note 3(B) on
  page 22.)                                    --         50,000
 Net change in unrealized
  appreciation on investments and
  futures contracts                    (7,721,404)       773,273
                                     ---------------------------
 Net increase in net assets
  resulting from operations             2,608,849     13,310,578
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (7,661,668)    (6,785,506)
   Class B                             (1,423,809)    (3,026,250)
   Class C                               (236,790)      (227,488)
                                     ---------------------------
 Total dividends to shareholders       (9,322,267)   (10,039,244)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      11,195,604     17,782,656
 Net asset value of shares issued
   to shareholders in reinvestment
   of dividends                         6,365,375      6,584,828
 Cost of shares redeemed              (35,035,087)   (48,512,850)
 Net asset value of shares converted
  (See Note 1):
   Class A                              9,135,539    166,833,101
   Class B                             (9,135,539)  (166,833,101)
                                     ---------------------------
  Decrease in net assets derived
    from capital share transactions   (17,474,108)   (24,145,366)
                                     ---------------------------
  Net decrease in net assets          (24,187,526)   (20,874,032)

NET ASSETS:
Beginning of year                     252,070,994    272,945,026
                                     ---------------------------
End of year                          $227,883,468   $252,070,994
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 year                                $    (80,939)  $   (249,684)
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                  CLASS A
                                            -----------------------------------------------------------------------------------
                                                                                                  JANUARY 1,
                                                                                                     2003*             YEAR
                                                                                                    THROUGH           ENDED
                                                         YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,
                                              2007          2006         2005         2004           2003              2002
Net asset value at beginning of period      $   9.75      $   9.62      $  9.84      $  9.75        $ 10.02          $  9.62
                                            --------      --------      -------      -------      -----------      ------------
Net investment income                           0.38          0.38 (a)     0.38         0.38           0.30             0.41
Net realized and unrealized gain (loss) on
  investments                                  (0.27)         0.13 (e)    (0.21)        0.07          (0.25)            0.40
                                            --------      --------      -------      -------      -----------      ------------
Total from investment operations                0.11          0.51         0.17         0.45           0.05             0.81
                                            --------      --------      -------      -------      -----------      ------------
Less dividends:
  From net investment income                   (0.38)        (0.38)       (0.39)       (0.36)         (0.32)           (0.41)
                                            --------      --------      -------      -------      -----------      ------------
Net asset value at end of period            $   9.48      $   9.75      $  9.62      $  9.84        $  9.75          $ 10.02
                                            ========      ========      =======      =======      ===========      ============
Total investment return (b)                     1.12%         5.43%(d)(e)    1.77%      4.71%          0.54%(c)         8.61%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.88%         3.93%        3.92%        3.88%          3.64%+           4.19%
  Net expenses                                  0.89%         0.89%        0.89%        1.02%          1.04%+           1.03%
  Expenses (before waiver/reimbursement)        1.06%         1.09%(d)     1.06%        1.06%            --               --
Portfolio turnover rate                           59%           55%          26%          18%            34%              39%
Net assets at end of period (in 000's)      $189,210      $200,593      $38,508      $37,936        $42,712          $46,131

                                                                               CLASS C
                                            -----------------------------------------------------------------------------
                                                                                            JANUARY 1,
                                                                                               2003*             YEAR
                                                                                              THOUGH            ENDED
                                                      YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
                                             2007        2006        2005        2004          2003              2002
Net asset value at beginning of period      $ 9.75      $ 9.62      $ 9.85      $ 9.75        $10.02            $ 9.62
                                            ------      ------      ------      ------      -----------      ------------
Net investment income                         0.35        0.36 (a)    0.36        0.36          0.28              0.39
Net realized and unrealized gain (loss) on
  investments                                (0.27)       0.13 (e)   (0.22)       0.08         (0.25)             0.40
                                            ------      ------      ------      ------      -----------      ------------
Total from investment operations              0.08        0.49        0.14        0.44          0.03              0.79
                                            ------      ------      ------      ------      -----------      ------------
Less dividends:
  From net investment income                 (0.35)      (0.36)      (0.37)      (0.34)        (0.30)            (0.39)
                                            ------      ------      ------      ------      -----------      ------------
Net asset value at end of period            $ 9.48      $ 9.75      $ 9.62      $ 9.85        $ 9.75            $10.02
                                            ======      ======      ======      ======      ===========      ============
Total investment return (b)                   0.86%       5.16%(d)(e)   1.41%     4.55%         0.32%(c)          8.34%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       3.63%       3.68%       3.67%       3.63%         3.39%+            3.94%
  Net expenses                                1.14%       1.14%       1.14%       1.27%         1.29%+            1.28%
  Expenses (before waiver/reimbursement)      1.31%       1.34%(d)    1.31%       1.31%           --                --
Portfolio turnover rate                         59%         55%         26%         18%           34%               39%
Net assets at end of period (in 000's)      $6,752      $5,949      $6,231      $5,992        $5,840            $7,555

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursement from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than 0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.

 18   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS B
    ------------------------------------------------------------------------------------
                                                           JANUARY 1,
                                                              2003*             YEAR
                                                             THROUGH           ENDED
                 YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
      2007         2006          2005          2004           2003              2002
    $   9.75      $  9.62      $   9.85      $   9.75       $  10.02          $   9.62
    --------      -------      --------      --------      -----------      ------------
        0.34         0.36 (a)      0.36          0.36           0.28              0.39
       (0.26)        0.13 (e)     (0.22)         0.08          (0.25)             0.40
    --------      -------      --------      --------      -----------      ------------
        0.08         0.49          0.14          0.44           0.03              0.79
    --------      -------      --------      --------      -----------      ------------
       (0.35)       (0.36)        (0.37)        (0.34)         (0.30)            (0.39)
    --------      -------      --------      --------      -----------      ------------
    $   9.48      $  9.75      $   9.62      $   9.85       $   9.75          $  10.02
    ========      =======      ========      ========      ===========      ============
        0.86%        5.16%(d)(e)     1.41%       4.55%          0.32%(c)          8.34%
        3.63%        3.68%         3.67%         3.63%          3.39%+            3.94%
        1.14%        1.14%         1.14%         1.27%          1.29%+            1.28%
        1.31%        1.34%(d)      1.31%         1.31%            --                --
          59%          55%           26%           18%            34%               39%
    $ 31,921      $45,529      $228,206      $261,626       $297,458          $323,349

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the

 20   MainStay Tax Free Bond Fund
trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1.0 billion and 0.55% on

                                                    www.mainstayfunds.com     21
assets in excess of $1.0 billion. NYLIM has contractually agreed to waive its management fee by 0.15% to 0.45% on assets up to $1.0 billion and 0.40% on assets in excess of $1.0 billion which is not recoupable.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.89%; Class B, 1.14%; and Class C, 1.14%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $1,452,082 and waived its fees in the amount of $405,365 of which $42,343 is recoupable.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

        OCTOBER 31,
 2008*     2009      2010      TOTAL
$30,280   $91,353   $42,343   $163,976
--------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.89% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 9 on page
24).

The total dues associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Tax Free Bond Fund was $35,010. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $19,010 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $63, $28,930 and $779, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is

 22   MainStay Tax Free Bond Fund
responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $229,361.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                    $52,847   0.0*%
----------------------------------------------------------
Class C                                        107   0.0*
----------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $9,047.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $50,868 for the year ended October 31, 2007.
NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                 ACCUMULATED
 UNDISTRIBUTED   CAPITAL AND       OTHER        UNREALIZED        TOTAL
  TAX EXEMPT      OTHER GAIN     TEMPORARY     APPRECIATION    ACCUMULATED
    INCOME          (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
   $144,427      $(24,048,576)   $(225,365)     $5,255,651     $(18,873,863)
 --------------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to tax treatment of futures transactions.

The other temporary differences are primarily due to distribution payables.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

 UNDISTRIBUTED    ACCUMULATED
 NET INVESTMENT   NET REALIZED     ADDITIONAL
 INCOME (LOSS)    GAIN (LOSS)    PAID-IN-CAPITAL
    $208,491       $3,833,473      $(4,041,964)
 -----------------------------------------------

The reclassifications for the Fund are primarily due to capital loss carryforwards expiring and sale of partnership investments.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $24,048,576 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS             AMOUNTS
  AVAILABLE THROUGH           (000'S)
         2008                 $15,453
         2011                   8,117
         2012                     479
 -------------------------------------------
                              $24,049
 -------------------------------------------

The Fund utilized $921,665 of capital loss carryforwards during the year ended October 31, 2007.

The Fund had $4,041,964 of capital loss carryforwards that expired during the year ended October 31, 2007.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                        2007           2006
Distributions paid from:
Ordinary Income                  $    2,988    $     3,255
Exempt Interest Dividends         9,319,279     10,035,989
-----------------------------------------------------------
                                 $9,322,267    $10,039,244
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption

                                                    www.mainstayfunds.com     23
requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.
NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $142,084 and $169,166 respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                                731      $   7,061
Shares issued to shareholders in
  reinvestment of dividends:               546          5,253
Shares redeemed                         (2,842)       (27,359)
                                       ----------------------
Net decrease in shares outstanding
  before conversion                     (1,565)       (15,045)
Shares converted from Class B (See
  Note 1)                                  948          9,136
                                       ----------------------
Net decrease                              (617)     $  (5,909)
                                       ======================
Year ended October 31, 2006:

Shares sold                              1,521      $  15,344
Shares issued to shareholders in
  reinvestment of dividends:               485          4,667
Shares redeemed                         (2,635)       (26,064)
                                       ----------------------
Net decrease in shares outstanding
  before conversion                       (629)        (6,053)
Shares converted from Class B (See
  Note 1)                               17,199        166,833
                                       ----------------------
Net increase                            16,570      $ 160,780
                                       ======================

CLASS B                                SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                146      $   1,409
Shares issued to shareholders in
  reinvestment of dividends:               100            960
Shares redeemed                           (601)        (5,787)
                                       ----------------------
Net decrease in shares outstanding
  before conversion                       (355)        (3,418)
Shares reacquired upon conversion
  into Class A (See Note 1)               (948)        (9,136)
                                       ----------------------
Net decrease                            (1,303)     $ (12,554)
                                       ======================

Year ended October 31, 2006:

Shares sold                                156      $   1,505
Shares issued to shareholders in
  reinvestment of dividends:               182          1,747
Shares redeemed                         (2,182)       (20,984)
                                       ----------------------
Net decrease in shares outstanding
  before conversion                     (1,844)       (17,732)
Shares reacquired upon conversion
  into Class A (See Note 1)            (17,199)      (166,833)
                                       ----------------------
Net decrease                           (19,043)     $(184,565)
                                       ======================

CLASS C                                SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                282      $   2,725
Shares issued to shareholders in
  reinvestment of dividends:                16            152
Shares redeemed                           (196)        (1,888)
                                       ----------------------
Net increase                               102      $     989
                                       ======================

Year ended October 31, 2006:

Shares sold                                 97      $     933
Shares issued to shareholders in
  reinvestment of dividends:                18            170
Shares redeemed                           (152)        (1,465)
                                       ----------------------
Net decrease                               (37)     $    (362)
                                       ======================

NOTE 9--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund

 24   MainStay Tax Free Bond Fund
shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the MainStay Tax Free Bond Fund was $50,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

NOTE 11--RECENT DEVELOPMENTS:

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, and therefore of the fund's shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26   MainStay Tax Free Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, underperformance when compared over several time periods with groupings of funds having similar mandates and the Fund's recent improvement in investment performance over the short term.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement a contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses

                                                    www.mainstayfunds.com     27
the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses. The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to continue to waive a certain portion of its management fee and maintain the existing contractual limitation on the Fund's net expenses.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 28   MainStay Tax Free Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For Federal individual income tax purposes, the Fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended October 31, 2007 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103 (a) of the Internal Revenue Code.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

   TAX FREE          VOTES          VOTES
  BOND FUND           FOR         WITHHELD    ABSTENTIONS       TOTAL
Susan B.
 Kerley          12,315,669.106  188,241.182   2,698.000    12,506,608.288
--------------------------------------------------------------------------
Alan R.
 Latshaw         12,335,117.577  168,792.711   2,698.000    12,506,608.288
--------------------------------------------------------------------------
Peter Meenan     12,337,581.992  166,328.296   2,698.000    12,506,608.288
--------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      12,328,370.933  175,539.355   2,698.000    12,506,608.288
--------------------------------------------------------------------------
Richard S.
 Trutanic        12,312,447.585  191,462.703   2,698.000    12,506,608.288
--------------------------------------------------------------------------
Roman L. Weil    12,335,813.813  168,096.475   2,698.000    12,506,608.288
--------------------------------------------------------------------------
John A.
 Weisser         12,321,078.012  182,832.276   2,698.000    12,506,608.288
--------------------------------------------------------------------------
Brian A.
 Murdock         12,323,976.756  179,933.532   2,698.000    12,506,608.288
--------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30   MainStay Tax Free Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32   MainStay Tax Free Bond Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO11872         (RECYCLE LOGO)       MS329-07                  MST11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          25
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 30
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       38
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     39
--------------------------------------------------------------------------------

Federal Income Tax Information                                                41
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  41
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        41
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               41
--------------------------------------------------------------------------------

Trustees and Officers                                                         42

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        6.01%  8.55%   4.71%
Excluding sales charges  12.18   9.78    5.31

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          TOTAL RETURN                           LEHMAN BROTHERS
                                 MAINSTAY TOTAL       RUSSELL 1000       CORE COMPOSITE                          AGGREGATE BOND
                                RETURN - CLASS A          INDEX               INDEX           S&P 500 INDEX           INDEX
                                ----------------      ------------       --------------       -------------      ---------------
10/31/97                               9450               10000               10000               10000               10000
                                      10820               11971               11616               12199               10934
                                      13029               15034               13375               15331               10992
                                      14376               16396               14528               16264               11794
                                      11338               12126               12884               12214               13512
                                       9940               10356               12075               10369               14307
                                      11332               12667               13934               12526               15009
                                      11791               13849               15029               13706               15839
                                      12785               15299               16046               14901               16018
                                      14131               17750               17911               17336               16849
10/31/07                              15852               20419               19913               19860               17757

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        6.37%  8.70%   4.54%
Excluding sales charges  11.37   8.99    4.54

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          TOTAL RETURN                           LEHMAN BROTHERS
                                 MAINSTAY TOTAL       RUSSELL 1000       CORE COMPOSITE                          AGGREGATE BOND
                                RETURN - CLASS B          INDEX               INDEX           S&P 500 INDEX           INDEX
                                ----------------      ------------       --------------       -------------      ---------------
10/31/97                              10000               10000               10000               10000               10000
                                      11358               11971               11616               12199               10934
                                      13578               15034               13375               15331               10992
                                      14888               16396               14528               16264               11794
                                      11659               12126               12884               12214               13512
                                      10138               10356               12075               10369               14307
                                      11474               12667               13934               12526               15009
                                      11849               13849               15029               13706               15839
                                      12756               15299               16046               14901               16018
                                      13998               17750               17911               17336               16849
10/31/07                              15589               20419               19913               19860               17757

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C and Class I shares upon initial offer. Unadjusted, the performance of the newer classes of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       10.33%  8.96%   4.53%
Excluding sales charges  11.33   8.96    4.53

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          TOTAL RETURN                           LEHMAN BROTHERS
                                 MAINSTAY TOTAL       RUSSELL 1000       CORE COMPOSITE                          AGGREGATE BOND
                                RETURN - CLASS C          INDEX               INDEX           S&P 500 INDEX           INDEX
                                ----------------      ------------       --------------       -------------      ---------------
10/31/97                              10000               10000               10000               10000               10000
                                      11358               11971               11616               12199               10934
                                      13578               15034               13375               15331               10992
                                      14888               16396               14528               16264               11794
                                      11659               12126               12884               12214               13512
                                      10138               10356               12075               10369               14307
                                      11474               12667               13934               12526               15009
                                      11849               13849               15029               13706               15839
                                      12750               15299               16046               14901               16018
                                      13984               17750               17911               17336               16849
10/31/07                              15568               20419               19913               19860               17757

CLASS I SHARES-NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         12.65%  10.33%  5.71%

(PERFORMANCE GRAPH)

                                                                          TOTAL RETURN                           LEHMAN BROTHERS
                                 MAINSTAY TOTAL       RUSSELL 1000       CORE COMPOSITE                          AGGREGATE BOND
                                RETURN - CLASS I          INDEX               INDEX           S&P 500 INDEX           INDEX
                                ----------------      ------------       --------------       -------------      ---------------
10/31/97                              10000               10000               10000               10000               10000
                                      11475               11971               11616               12199               10934
                                      13855               15034               13375               15331               10992
                                      15341               16396               14528               16264               11794
                                      12136               12126               12884               12214               13512
                                      10655               10356               12075               10369               14307
                                      12187               12667               13934               12526               15009
                                      12708               13849               15029               13706               15839
                                      13917               15299               16046               14901               16018
                                      15463               17750               17911               17336               16849
10/31/07                              17420               20419               19913               19860               17757

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                 15.03%  14.54%   7.40%
Total Return Core Composite Index(2)                     11.18   10.52    7.13
S&P 500(R) Index(3)                                      14.56   13.88    7.10
Lehman Brothers(R) Aggregate Bond Index(4)                5.38    4.41    5.91
Average Lipper mixed-asset target allocation growth
  fund(5)                                                13.51   11.74    6.61

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.
2. The Fund's Total Return Core Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Total Return Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,049.85           $ 6.15            $1,019.05             $6.06
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,046.50           $10.01            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,046.00           $10.00            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,052.15           $ 4.19            $1,020.95             $4.13
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.19% for Class A, 1.94% for Class B and Class C, and 0.81% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     62.2
U.S. Government & Federal Agencies                                                22.1
Short-Term Investments (collateral from securities lending                        13.6
  is 10.9%)
Corporate Bonds                                                                    5.8
Foreign Bonds                                                                      2.3
Mortgage-Backed Securities                                                         2.3
Asset-Backed Securities                                                            1.7
Loan Assignments & Participations                                                  0.3
Municipal Bonds                                                                    0.2
Yankee Bonds                                                                       0.1
Investment Companies                                                               0.1
Warrants                                                                          0.0*
Convertible Preferred Stock                                                       0.0*
Preferred Stock                                                                   0.0*
Convertible Bond                                                                  0.0*
Liabilities in Excess of Cash and Other Assets                                   (10.7)

* Less than one-tenth of a percent.

** Includes 10.9% of Short-Term Investment Company securities.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.75%, due 8/15/17
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 3.  Microsoft Corp.
 4.  Apple, Inc.
 5. Federal National Mortgage Association, 6.25%, due 2/1/11
 6.  Southern Copper Corp.
 7.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 7/1/34
 8.  United States Treasury Note, 4.875%, due 7/31/11
 9.  PNC Financial Services Group, Inc.
10.  Intel Corp.

 8   MainStay Total Return Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edmund C. Spelman, Richard A. Rosen, CFA, Joseph Portera and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY TOTAL RETURN FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Total Return Fund returned 12.18% for Class A shares, 11.37% for Class B shares and 11.33% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 12.65%. All share classes underperformed the 13.51% return of the average Lipper(1) mixed-asset target allocation growth fund and the 15.03% return of the Russell 1000(R) Index(2) for the 12 months ended October 31, 2007. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS IN THE EQUITY PORTION OF THE FUND WERE THE STRONGEST PERFORMERS AND WHICH SECTORS WERE PARTICULARLY WEAK?

Effective stock selection in the energy, materials and financials sectors made the greatest positive contributions to the Fund's results relative to the Russell 1000(R) Index. The equity sectors that detracted the most from the Fund's relative performance were consumer discretionary and industrials.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

During the reporting period, we established a new position in Southern Copper, which produces copper and operates mining, smelting and refining facilities, and a new position in National Oilwell Varco, an exploration and production services and equipment company that experienced increased demand largely because of rising oil prices. Both of these stocks were among the strongest contributors to the Fund's performance. Apple, another major contributor, benefited from strong sales of its existing products and from the company's entry into the cellular phone handset market.

Financial services and retail holdings were the greatest detractors from performance in the equity portion of the Fund. First Marblehead, which provides services for private education loans, saw its share price decline as investors worried about deterioration in the credit markets and new entrants into the education-loan market. Merrill Lynch shares declined because of the company's exposure to collateralized debt obligations and mortgage-backed securities. J.C. Penney's shares fell on weaker-than-expected sales and on growing concerns about consumer spending.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Strong performers Southern Copper and National Oilwell Varco were the most significant additions during the reporting period. The Fund also initiated a position in oil sands producer Suncor Energy during the reporting period, and it advanced from the time of purchase through the end of October 2007.

We eliminated the Fund's positions in a number of industrials stocks, such as Danaher, which designs and manufactures industrial and consumer products; Federal Express, a worldwide express delivery company; and United Technologies, which provides high-technology products and support services to customers in the aerospace and building industries. We also eliminated some of the Fund's retail holdings, including a sizeable position in home-improvement retailer Lowe's.


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                     www.mainstayfunds.com     9

HOW DID YOU POSITION THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

With home prices no longer rising and with mortgage-lending standards tightening, a substantial rise in mortgage defaults appeared inevitable. Leaders in the packaging of subprime mortgages into collateralized debt obligations, such as Lehman Brothers and Bear Stearns, saw their corporate bond spreads(3) widen dramatically. These firms were soon joined by other financial behemoths, such as Merrill Lynch and Citigroup. Fortunately, the Fund's exposure to corporate bonds of these financial services companies was quite modest. These bonds also had minimal impact on the Fund's performance owing to their short duration(4) and their fixed-rate structure. Adjustable-rate collateral was the hardest hit segment of the debt market during the reporting period, as the expectation of higher delinquencies pushed interest rates on these mortgage securities upward. The Fund had minimal exposure to adjustable-rate collateral, so there was no negative impact on the Fund.

DID THE FUND'S BOND SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund benefited from the decision to reduce exposure to investment-grade credit early in July, as well as the Fund's holdings in convertible bonds. The Fund's convertible bond holdings had rallied strongly on the back of U.S. equity-market performance during the first part of the reporting period. However, sensing headwinds blowing toward risky assets, we later sold the Fund's convertible bonds and corporate debentures in favor of U.S. Treasury securities and cash. In doing so, we not only increased the Fund's weighting in Treasurys, but we also slightly increased the duration of the bond portion of the Fund. This modestly longer duration helped the Fund's performance. During the reporting period, we modestly reduced the Fund's weighting in emerging-market bonds. Still, the Fund maintained an overweight position in emerging-market bonds, which boosted the Fund's relative performance.


3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Total Return Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
LONG-TERM BONDS (34.8%)+
ASSET-BACKED SECURITIES (1.7%)
----------------------------------------------------------------------------
AUTOMOBILE (0.0%)++
Superior Wholesale Inventory Financing Trust
 Series 2007-AE1, Class A
 5.191%, due 1/15/12 (a)                            $ 340,000   $    336,732
                                                                ------------
CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle Trust Series 2004-1,
 Class A2
 2.53%, due 11/15/11                                1,358,977      1,334,994
 Series 2007-1, Class A3
 5.22%, due 3/15/12                                 1,225,000      1,231,915
                                                                ------------
                                                                   2,566,909
                                                                ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                1,600,000      1,579,125
                                                                ------------

CREDIT CARDS (0.4%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.381%, due 1/15/14 (a)                            1,315,000      1,270,313
Citibank Credit Card Issuance Trust Series
 2006-C4, Class C4
 5.345%, due 1/9/12 (a)                             1,400,000      1,369,907
                                                                ------------
                                                                   2,640,220
                                                                ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Bank of America Credit Card Trust Series 2006-C4,
 Class C4
 5.321%, due 11/15/11 (a)                             745,000        733,449
Dominos Pizza Master Issuer LLC
 Series 2007-1, Class A2
 5.261%, due 4/25/37 (b)                              880,000        875,066
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                              630,000        634,891
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.359%, due 3/27/11 (a)(c)                           700,000        696,073
USXL Funding LLC
 Series 2006-1A, Class A
 5.379%, due 4/15/14 (b)                              449,364        449,869
                                                                ------------
                                                                   3,389,348
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
HOME EQUITY (0.2%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (d)                            $ 495,000   $    484,583
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (d)                              855,000        841,329
                                                                ------------
                                                                   1,325,912
                                                                ------------
Total Asset-Backed Securities
 (Cost $11,993,704)                                               11,838,246
                                                                ------------

CONVERTIBLE BOND (0.0%)++
----------------------------------------------------------------------------
INSURANCE (0.0%)++
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                      20,000         18,450
                                                                ------------
Total Convertible Bond
 (Cost $20,200)                                                       18,450
                                                                ------------

CORPORATE BONDS (5.8%)
----------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 6.625%, due 8/15/15                                  120,000        115,200
                                                                ------------

AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 8.875%, due 4/1/08                                    95,000         96,069
United Technologies Corp.
 5.40%, due 5/1/35                                    450,000        423,938
                                                                ------------
                                                                     520,007
                                                                ------------
AGRICULTURE (0.0%)++
Reynolds American, Inc.
 7.625%, due 6/1/16                                    45,000         48,686
                                                                ------------

AIRLINES (0.0%)++
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (o)                                 40,000          2,652
 10.375%, due 12/15/22 (o)                            100,000          6,375
Northwest Airlines, Inc.
 7.625%, due 11/15/23 (o)                              42,700          2,084
 8.875%, due 6/1/08 (o)                                30,000          1,313
 10.00%, due 2/1/09 (o)                                17,300            735
                                                                ------------
                                                                      13,159
                                                                ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
APPAREL (0.0%)++
Quiksilver, Inc.
 6.875%, due 4/15/15                                $  75,000   $     69,938
                                                                ------------
AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding Corp.
 5.75%, due 5/18/09                                   690,000        696,799
                                                                ------------
AUTO PARTS & EQUIPMENT (0.1%)
FleetPride Corp.
 11.50%, due 10/1/14 (b)                              140,000        140,000
Goodyear Tire & Rubber Co. (The)
 8.625%, due 12/1/11                                   68,000         72,420
 11.25%, due 3/1/11                                    80,000         85,600
Lear Corp.
 Series B
 8.50%, due 12/1/13                                    65,000         63,294
 8.75%, due 12/1/16                                    55,000         52,800
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (e)                              80,000         81,600
                                                                ------------
                                                                     495,714
                                                                ------------
BANKS (0.2%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                 1,005,000        945,714
USB Capital IX
 6.189%, due 4/15/11 (a)                              200,000        201,641
                                                                ------------
                                                                   1,147,355
                                                                ------------
BEVERAGES (0.0%)++
Constellation Brands, Inc.
 7.25%, due 5/15/17 (b)                                95,000         94,762
                                                                ------------

BUILDING MATERIALS (0.1%)
USG Corp.
 6.30%, due 11/15/16                                1,105,000      1,010,997
                                                                ------------

CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                    90,000         79,650
MacDermid, Inc.
 9.50%, due 4/15/17 (b)                                70,000         66,850
Millennium America, Inc.
 7.625%, due 11/15/26                                 110,000         94,600
Mosaic Global Holdings, Inc.
 7.375%, due 12/1/14 (b)                               80,000         84,600
 7.625%, due 12/1/16 (b)                               95,000        102,362
Phibro Animal Health Corp.
 10.00%, due 8/1/13 (b)                                80,000         82,200

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CHEMICALS (CONTINUED)
Tronox Worldwide LLC/Tronox
 Finance Corp.
 9.50%, due 12/1/12                                 $ 100,000   $     96,500
                                                                ------------
                                                                     606,762
                                                                ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16                                   70,000         72,800
 7.875%, due 11/1/26                                  120,000        125,400
                                                                ------------
                                                                     198,200
                                                                ------------
COMMERCIAL SERVICES (0.0%)++
Cardtronics, Inc.
 9.25%, due 8/15/13                                   120,000        115,800
 9.25%, due 8/15/13 (b)                                50,000         48,250
Service Corp. International
 7.375%, due 10/1/14                                   55,000         56,238
 7.625%, due 10/1/18                                   55,000         56,375
                                                                ------------
                                                                     276,663
                                                                ------------
COMPUTERS (0.0%)++
International Business Machines Corp.
 5.70%, due 9/14/17                                   100,000        101,499
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                    55,000         53,625
                                                                ------------
                                                                     155,124
                                                                ------------
DISTRIBUTION & WHOLESALE (0.0%)++
Varietal Distribution Merger Sub, Inc.
 10.25%, due 7/15/15 (b)(f)                           155,000        151,900
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                   305,000        307,288
AmeriCredit Corp.
 8.50%, due 7/1/15 (b)                                 95,000         85,025
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                 1,100,000      1,080,711
Citigroup, Inc.
 5.00%, due 9/15/14                                 1,765,000      1,713,172
Ford Motor Credit Co. LLC
 7.375%, due 10/28/09                                  70,000         67,512
 7.875%, due 6/15/10                                    3,000          2,892
General Electric Capital Corp.
 5.625%, due 9/15/17                                  250,000        252,437
General Motors Acceptance Corp. LLC
 5.85%, due 1/14/09                                   435,000        419,742
 6.625%, due 5/15/12                                  700,000        628,412
 6.75%, due 12/1/14                                    70,000         62,027
 8.00%, due 11/1/31                                   344,000        317,965
Goldman Sachs Group, L.P.
 5.00%, due 10/1/14                                   790,000        762,706

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Hawker Beechcraft Acquisition Co. LLC/ Hawker
 Beechcraft Co.
 8.50%, due 4/1/15 (b)                              $  65,000   $     66,138
 9.75%, due 4/1/17 (b)                                 25,000         25,437
HSBC Finance Corp.
 4.75%, due 4/15/10                                   760,000        751,229
Idearc, Inc.
 8.00%, due 11/15/16                                  160,000        160,400
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                   30,000         29,700
NSG Holdings LLC/NSG Holdings, Inc.
 7.75%, due 12/15/25 (b)                               55,000         54,450
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                               350,000        344,554
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                 75,000         78,000
Regency Energy Partners/Regency Energy Finance
 Corp.
 8.375%, due 12/15/13                                  81,000         85,253
Residential Capital Corp.
 6.50%, due 4/17/13                                   685,000        500,050
                                                                ------------
                                                                   7,795,100
                                                                ------------
ELECTRIC (0.3%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                    116,005        125,575
Calpine Corp.
 8.50%, due 7/15/10 (b)                                63,000         67,410
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                 1,260,000      1,230,147
NRG Energy, Inc.
 7.25%, due 2/1/14                                     15,000         15,000
 7.375%, due 2/1/16                                    30,000         29,925
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                    90,000        103,950
Reliant Energy, Inc.
 7.625%, due 6/15/14                                   25,000         25,219
 7.875%, due 6/15/17                                  215,000        216,881
                                                                ------------
                                                                   1,814,107
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Belden, Inc.
 7.00%, due 3/15/17                                    90,000         91,350
                                                                ------------

ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
 9.375%, due 6/1/17 (b)                                90,000         74,025
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
ENTERTAINMENT (0.2%)
American Casino & Entertainment
 7.85%, due 2/1/12                                  $  85,000   $     88,081
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                   85,000         82,450
 8.00%, due 11/15/13                                  120,000        122,100
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                    70,000         70,700
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                   60,000         59,400
 7.125%, due 8/15/14                                   50,000         49,000
 8.00%, due 4/1/12                                     65,000         66,381
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                    180,000        184,500
Shingle Springs Tribal Gaming Authority
 9.375%, due 6/15/15 (b)                               90,000         90,450
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                    175,000        172,813
Vail Resorts, Inc.
 6.75%, due 2/15/14                                   180,000        177,750
                                                                ------------
                                                                   1,163,625
                                                                ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                   60,000         61,500
                                                                ------------

FOOD (0.2%)
Corn Products International, Inc.
 6.00%, due 4/15/17                                   800,000        806,271
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                    20,000         20,100
 8.375%, due 5/1/17 (e)                                30,000         30,225
Smithfield Foods, Inc.
 7.75%, due 7/1/17                                    100,000        103,000
Stater Brothers Holdings
 7.75%, due 4/15/15                                   105,000        104,738
                                                                ------------
                                                                   1,064,334
                                                                ------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
 9.375%, due 12/15/21                                 250,000        208,750
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (b)                               150,000        147,000
 7.125%, due 1/15/17 (b)                              305,000        297,375
 7.75%, due 11/15/29                                    5,000          4,775
 8.00%, due 1/15/24                                    20,000         19,700
 8.875%, due 5/15/31                                   30,000         30,000
Neenah Paper, Inc.
 7.375%, due 11/15/14                                  90,000         86,850
                                                                ------------
                                                                     794,450
                                                                ------------
HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
 8.625%, due 2/15/17                                   90,000         93,825
                                                                ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
HEALTH CARE-PRODUCTS (0.1%)
Cooper Cos., Inc. (The)
 7.125%, due 2/15/15                                $  70,000   $     69,300
Invacare Corp.
 9.75%, due 2/15/15                                   110,000        111,925
PTS Acquisition Corp.
 9.50%, due 4/15/15 (b)(f)                            145,000        139,925
Universal Hospital Services, Inc.
 8.50%, due 6/1/15 (b)(f)                              40,000         40,700
 8.759%, due 6/1/15 (a)(b)                             40,000         40,100
                                                                ------------
                                                                     401,950
                                                                ------------
HEALTH CARE-SERVICES (0.1%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12                                   40,000         38,200
Community Health Systems, Inc.
 8.875%, due 7/15/15 (b)                              215,000        217,688
HCA, Inc.
 8.75%, due 9/1/10                                    135,000        137,362
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15                                    90,000         91,575
Sun Healthcare Group, Inc.
 9.125%, due 4/15/15                                   70,000         71,925
                                                                ------------
                                                                     556,750
                                                                ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Susser Holdings LLC
 10.625%, due 12/15/13                                 65,000         67,600
                                                                ------------

HOUSEHOLD PRODUCTS & WARES (0.0%)++
Jarden Corp.
 7.50%, due 5/1/17                                     75,000         71,250
Libbey Glass, Inc.
 12.385%, due 6/1/11 (a)                               80,000         87,000
                                                                ------------
                                                                     158,250
                                                                ------------
INSURANCE (0.2%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17                                    215,000        213,387
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  595,000        588,973
HUB International Holdings, Inc.
 9.00%, due 12/15/14 (b)                              195,000        187,200
USI Holdings Corp.
 9.433%, due 11/15/14 (a)(b)                           35,000         32,550
 9.75%, due 5/15/15 (b)                                95,000         83,837
                                                                ------------
                                                                   1,105,947
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
LODGING (0.1%)
Boyd Gaming Corp.
 7.125%, due 2/1/16                                 $  55,000   $     53,488
 7.75%, due 12/15/12                                  170,000        175,100
MGM Mirage, Inc.
 7.50%, due 6/1/16                                     50,000         49,687
 8.50%, due 9/15/10                                   115,000        120,319
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                     35,000         35,000
 9.75%, due 4/1/10                                    135,000        138,375
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                   170,000        177,650
Seminole Hard Rock Entertainment, Inc./ Seminole
 Hard Rock International LLC
 8.194%, due 3/15/14 (a)(b)                            85,000         83,087
Wynn Las Vegas LLC
 6.625%, due 12/1/14                                   70,000         68,775
                                                                ------------
                                                                     901,481
                                                                ------------
MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                   825,000        839,646
                                                                ------------

MEDIA (0.3%)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                    75,000         73,875
Morris Publishing Group LLC
 7.00%, due 8/1/13                                     75,000         57,562
News America Holdings, Inc.
 8.00%, due 10/17/16                                  665,000        762,657
Paxson Communications Corp.
 8.493%, due 1/15/12 (a)(b)                            30,000         30,075
 11.493%, due 1/15/13 (a)(b)                           55,000         55,962
Time Warner Cable, Inc.
 5.85%, due 5/1/17 (b)                                790,000        783,257
Ziff Davis Media, Inc.
 11.356%, due 5/1/12 (a)                               70,000         67,200
                                                                ------------
                                                                   1,830,588
                                                                ------------
METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
 7.375%, due 6/1/17                                    90,000         83,700
Neenah Foundary Co.
 9.50%, due 1/1/17                                    130,000        119,600
                                                                ------------
                                                                     203,300
                                                                ------------
MINING (0.1%)
Alcoa, Inc.
 5.90%, due 2/1/27                                    700,000        663,727
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                     55,000         59,400
 8.375%, due 4/1/17                                   110,000        120,450
                                                                ------------
                                                                     843,577
                                                                ------------

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
 6.875%, due 6/15/17 (b)                            $  85,000   $     85,000
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                    125,000        129,063
                                                                ------------
                                                                     214,063
                                                                ------------
OFFICE & BUSINESS EQUIPMENT (0.2%)
Xerox Corp.
 7.625%, due 6/15/13                                1,055,000      1,096,818
                                                                ------------
OIL & GAS (0.4%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                   130,000        121,225
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                   135,000        130,275
 6.875%, due 11/15/20                                   5,000          4,888
Energy Partners, Ltd.
 10.368%, due 4/15/13 (a)(b)                           90,000         90,675
Forest Oil Corp.
 7.25%, due 6/15/19 (b)                               125,000        125,000
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                               657,143        675,214
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)(e)                              60,000         62,250
Newfield Exploration Co.
 6.625%, due 9/1/14                                    60,000         58,950
 6.625%, due 4/15/16                                  110,000        107,800
Pemex Project Funding Master Trust 5.75%, due
 3/1/18 (b)                                           315,000        317,677
 6.625%, due 6/15/35                                  315,000        336,735
Pogo Producing Co.
 6.625%, due 3/15/15                                   65,000         65,650
 6.875%, due 10/1/17                                  190,000        192,375
Pride International, Inc.
 7.375%, due 7/15/14                                   35,000         35,875
Stone Energy Corp.
 6.75%, due 12/15/14                                   80,000         73,900
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                    135,000        132,806
 7.25%, due 5/1/13                                     55,000         54,038
                                                                ------------
                                                                   2,585,333
                                                                ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                    135,000        131,963
 9.00%, due 1/15/14                                    40,000         40,500
Complete Production Services, Inc.
 8.00%, due 12/15/16                                  170,000        164,900
                                                                ------------
                                                                     337,363
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                $   5,000   $      5,219
                                                                ------------

PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
 5.55%, due 3/15/37                                   400,000        381,951
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                 1,180,000      1,248,399
NBTY, Inc.
 7.125%, due 10/1/15                                   70,000         69,300
                                                                ------------
                                                                   1,699,650
                                                                ------------
PIPELINES (0.1%)
ANR Pipeline Co.
 9.625%, due 11/1/21                                   55,000         74,847
Copano Energy LLC
 8.125%, due 3/1/16                                    70,000         71,925
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                   95,000        100,902
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                  125,000        116,875
 8.50%, due 7/15/16                                    15,000         15,000
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                   70,000         72,325
                                                                ------------
                                                                     451,874
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 7.125%, due 2/15/13 (b)                              250,000        243,750
Health Care Property Investors, Inc.
 6.00%, due 1/30/17                                   450,000        434,200
Host Marriott, L.P.
 6.375%, due 3/15/15                                  145,000        143,187
 Series Q
 6.75%, due 6/1/16                                     35,000         35,000
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                     75,000         75,563
                                                                ------------
                                                                     931,700
                                                                ------------
RETAIL (0.3%)
CVS Caremark Corp.
 5.789%, due 1/10/26 (b)                              311,568        310,169
Rite Aid Corp.
 7.50%, due 1/15/15                                   165,000        156,750
 7.50%, due 3/1/17                                    100,000         93,000
 8.625%, due 3/1/15                                   150,000        133,125
 9.375%, due 12/15/15 (b)                              65,000         59,963
 9.50%, due 6/15/17 (b)                                80,000         74,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
RETAIL (CONTINUED)
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                $  22,000   $     22,935
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                    40,000         35,800
Wal-Mart Stores, Inc.
 4.50%, due 7/1/15                                     50,000         47,276
 6.50%, due 8/15/37                                   815,000        857,122
                                                                ------------
                                                                   1,790,140
                                                                ------------
SAVINGS & LOANS (0.2%)
Washington Mutual Bank
 5.95%, due 5/20/13                                 1,375,000      1,309,164
                                                                ------------
TELECOMMUNICATIONS (0.3%)
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                   35,000         37,100
 Series B
 8.375%, due 11/1/11                                   35,000         37,100
GCI, Inc.
 7.25%, due 2/15/14                                    85,000         77,669
Intelsat Corp.
 9.00%, due 6/15/16                                    90,000         92,025
iPCS, Inc.
 7.481%, due 5/1/13 (a)                                35,000         34,125
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                   530,000        442,550
Nextel Communications, Inc.
 Series D
 7.375%, due 8/1/15                                   300,000        303,000
PAETEC Holding Corp.
 9.50%, due 7/15/15 (b)                                70,000         71,750
PanAmSat Corp.
 9.00%, due 8/15/14                                    37,000         37,740
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                    70,000         70,700
Qwest Corp.
 7.125%, due 11/15/43                                  20,000         18,800
 7.25%, due 9/15/25                                    45,000         44,775
 7.50%, due 10/1/14                                   145,000        151,344
 8.875%, due 3/15/12                                   30,000         32,850
Sprint Nextel Corp.
 6.00%, due 12/1/16                                   475,000        456,717
                                                                ------------
                                                                   1,908,245
                                                                ------------
TEXTILES (0.0%)++
INVISTA
 9.25%, due 5/1/12 (b)                                 80,000         84,400
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TRANSPORTATION (0.2%)
Atlantic Express Transportation Corp.
 12.455%, due 4/15/12 (a)                           $  70,000   $     67,200
St. Acquisition Corp.
 12.50%, due 5/15/17 (b)(e)                            75,000         47,812
Union Pacific Corp.
 3.625%, due 6/1/10                                 1,000,000        967,298
                                                                ------------
                                                                   1,082,310
                                                                ------------
TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                   85,000         84,044
                                                                ------------
Total Corporate Bonds
 (Cost $39,688,930)                                               39,042,994
                                                                ------------

FOREIGN BONDS (2.3%)
----------------------------------------------------------------------------
BANKS (0.1%)
ATF Capital B.V.
 9.25%, due 2/21/14 (b)                               460,000        473,800
                                                                ------------

BEVERAGES (0.1%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                  430,000        420,370
                                                                ------------

BUILDING MATERIALS (0.1%)
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (b)                              645,000        626,489
                                                                ------------

COMMERCIAL SERVICES (0.0%)++
Quebecor World, Inc.
 9.75%, due 1/15/15 (b)                               185,000        180,375
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Cosan Finance, Ltd.
 7.00%, due 2/1/17 (b)                                330,000        317,625
Lukoil International Finance B.V.
 6.356%, due 6/7/17 (b)                             1,180,000      1,135,750
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                               470,000        458,250
                                                                ------------
                                                                   1,911,625
                                                                ------------
ELECTRIC (0.1%)
Intergen N.V.
 9.00%, due 6/30/17 (b)                               215,000        227,363
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                              625,000        603,983
                                                                ------------
                                                                     831,346
                                                                ------------

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
----------------------------------------------------------------------------
ELECTRONICS (0.1%)
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14                               $ 265,000   $    258,706
 9.50%, due 10/15/15                                   75,000         70,875
                                                                ------------
                                                                     329,581
                                                                ------------
FOOD (0.0%)++
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (b)(e)                            305,000        317,200
                                                                ------------

FOREIGN SOVEREIGN (0.3%)
Republic of Argentina
 8.28%, due 12/31/33                                  553,777        560,699
Republic of Panama
 7.125%, due 1/29/26                                1,000,000      1,102,500
United Mexican States
 8.125%, due 12/30/19                                 495,000        611,820
                                                                ------------
                                                                   2,275,019
                                                                ------------
FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
 7.95%, due 11/15/11                                   20,000         17,150
Catalyst Paper Corp.
 7.375%, due 3/1/14                                   100,000         73,250
                                                                ------------
                                                                      90,400
                                                                ------------
HEALTH CARE-PRODUCTS (0.0%)++
FMC Finance III S.A.
 6.875%, due 7/15/17 (b)                              220,000        220,550
                                                                ------------

HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa International, Ltd.
 6.50%, due 2/13/13 (b)                               650,000        680,176
                                                                ------------

HOUSEHOLD PRODUCTS & WARES (0.1%)
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (b)                              205,000        208,075
 6.50%, due 12/15/15                                  300,000        304,500
                                                                ------------
                                                                     512,575
                                                                ------------
INSURANCE (0.1%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                               340,000        337,492
                                                                ------------
MEDIA (0.2%)
BSKYB Finance UK PLC
 6.50%, due 10/15/35 (b)                            1,130,000      1,107,426
CanWest MediaWorks, Inc.
 8.00%, due 9/15/12                                    41,000         39,975
CanWest MediaWorks, L.P.
 9.25%, due 8/1/15 (b)                                120,000        121,800

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
MEDIA (CONTINUED)
Quebecor Media, Inc.
 7.75%, due 3/15/16                                 $  15,000   $     14,513
Videotron Ltee
 6.375%, due 12/15/15                                  75,000         72,375
                                                                ------------
                                                                   1,356,089
                                                                ------------
MINING (0.1%)
Corporacion Nacional del
 Cobre-Codelco, Inc.
 4.75%, due 10/15/14 (b)                              557,000        529,220
Vale Overseas, Ltd.
 6.875%, due 11/21/36                                  85,000         88,361
 8.25%, due 1/17/34                                   310,000        372,070
                                                                ------------
                                                                     989,651
                                                                ------------
MISCELLANEOUS--MANUFACTURING (0.2%)
Covidien International Finance S.A.
 6.00%, due 10/15/17 (b)                              560,000        567,548
Siemens Financieringsmaatschappij N.V.
 6.125%, due 8/17/26 (b)                              700,000        706,708
                                                                ------------
                                                                   1,274,256
                                                                ------------
OIL & GAS (0.2%)
Citic Resources Finance, Ltd.
 6.75%, due 5/15/14 (b)                               200,000        192,000
Ras Laffan Liquefied Natural
 Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                            1,510,000      1,488,649
                                                                ------------
                                                                   1,680,649
                                                                ------------
PHARMACEUTICALS (0.0%)++
Angiotech Pharmaceuticals, Inc.
 9.371%, due 12/1/13 (a)                               60,000         59,400
                                                                ------------

TELECOMMUNICATIONS (0.2%)
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                   65,000         69,956
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                               70,000         72,975
Rogers Wireless, Inc.
 9.625%, due 5/1/11                                   275,000        309,065
Satelites Mexicanos S.A. de C.V.
 13.948%, due 11/30/11 (a)                             85,000         87,975
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                   690,000        681,375
                                                                ------------
                                                                   1,221,346
                                                                ------------
TRANSPORTATION (0.0%)++
Kansas City Southern de Mexico
 S.A. de C.V.
 7.375%, due 6/1/14 (b)                                30,000         30,000
                                                                ------------
Total Foreign Bonds
 (Cost $15,933,416)                                               15,818,389
                                                                ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (0.3%)(G)
----------------------------------------------------------------------------
CHEMICALS (0.0%)++
Talecris Biotherapeutics, Inc.
 2nd Lien Term Loan
 11.86%, due 12/6/14                                $ 115,000   $    115,000
                                                                ------------
HEALTH CARE-SERVICES (0.1%)
Community Health Systems, Inc.
 New Term Loan B
 7.57%, due 7/25/14                                   195,000        190,247
HCA, Inc.
 Term Loan B
 7.61%, due 11/18/13                                  248,125        242,141
                                                                ------------
                                                                     432,388
                                                                ------------
MEDIA (0.0%)++
Nielsen Finance LLC
 Dollar Term Loan
 7.61%, due 8/9/13                                     99,000         96,250
                                                                ------------
MINING (0.0%)++
BHM Technologies LLC
 1st Lien Term Loan
 10.86%, due 7/21/13                                  176,936        151,723
                                                                ------------
REAL ESTATE (0.1%)
Building Materials Corp. of America
 2nd Lien Term Loan
 11.13%, due 9/15/14                                  100,000         82,700
Green Valley Ranch Gaming LLC
 1st Lien Term Loan B
 7.36%, due 2/16/14                                    95,864         93,467
LNR Property Corp.
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                   210,000        204,435
Rental Services Corp.
 2nd Lien Term Loan
 8.86%, due 11/27/13                                   79,584         77,445
Riverdeep Interactive Learning USA, Inc.
 Bridge Loan
 12.06%, due 12/21/14                                  55,060         54,819
Town Sports International, Inc.
 Term Loan
 7.13%, due 2/27/14                                    99,500         94,028
Transfirst Holdings, Inc.
 Term Loan B
 8.11%, due 6/14/14                                    99,750         95,511
                                                                ------------
                                                                     702,405
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
RETAIL (0.1%)
Michaels Stores, Inc.
 New Term Loan B
 7.63%, due 10/31/13                                $  99,497   $     95,088
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.32%, due 1/19/13                                  140,000        140,029
                                                                ------------
                                                                     235,117
                                                                ------------
Total Loan Assignments & Participations
 (Cost $1,808,219)                                                 1,732,883
                                                                ------------

MORTGAGE-BACKED SECURITIES (2.3%)
----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.3%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                               1,175,000      1,168,923
Bayview Commercial Asset Trust Series 2006-4A,
 Class A1
 5.361%, due 12/25/36 (a)(b)                          469,929        467,064
Citigroup Commercial Mortgage Trust Series
 2004-C2, Class A5
 4.733%, due 10/15/41                               1,145,000      1,092,772
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.225%, due 7/15/44                                  990,000        973,733
Commercial Mortgage
 Pass-Through Certificates
 Series 2006-C7, Class A4
 5.961%, due 6/10/46 (a)                              700,000        710,693
Credit Suisse Mortgage
 Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                            1,965,000      1,884,151
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (b)                             860,000        824,724
Greenwich Capital Commercial Funding Corp.
 Series 2006-GG7, Class A4
 6.109%, due 7/10/38 (a)                              425,000        435,465
LB-UBS Commercial Mortgage Trust Series 2004-C2,
 Class A2
 3.246%, due 3/15/29                                1,555,000      1,520,736
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                 751,570        740,543
 Series 2005-C7, Class A4
 5.197%, due 11/15/30                               1,173,000      1,144,165
 Series 2006-C4, Class A4
 5.883%, due 6/15/38 (a)                              645,000        659,916

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Merrill Lynch Mortgage Trust Series 2004-MKB1,
 Class A1
 3.563%, due 2/12/42                                $ 596,579   $    589,392
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                           2,240,000      2,156,117
Mortgage Equity Conversion Asset Trust Series
 2007-FF2, Class A
 4.66%, due 2/25/42 (a)(b)(c)                         830,000        803,282
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)(c)                          280,000        278,250
Wachovia Bank Commercial
 Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                  254,167        250,387
                                                                ------------
Total Mortgage-Backed Securities
 (Cost $16,062,294)                                               15,700,313
                                                                ------------

MUNICIPAL BONDS (0.2%)
----------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                               660,000        654,357
                                                                ------------

WEST VIRGINIA (0.1%)
Tobacco Settlement Finance Authority of West
 Virginia
 7.467%, due 6/1/47                                   680,000        666,652
                                                                ------------
Total Municipal Bonds
 (Cost $1,340,000)                                                 1,321,009
                                                                ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (22.1%)
----------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   783,791        791,675
                                                                ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (h)                               158,076        158,491
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.4%)
 3.00%, due 8/1/10                                  $ 518,423   $    497,294
 4.311%, due 3/1/35 (a)                             1,468,414      1,448,942
 5.00%, due 8/1/33                                  1,460,530      1,405,677
 5.50%, due 1/1/21                                  6,689,865      6,701,628
V    5.50%, due 7/1/34                              7,189,847      7,098,679
 5.50%, due 1/1/36                                  1,436,796      1,416,066
 5.50%, due 9/1/36                                  2,458,080      2,420,118
 6.00%, due 3/1/36                                  2,238,351      2,254,929
                                                                ------------
                                                                  23,243,333
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.0%)
 4.625%, due 5/1/13                                 5,715,000      5,661,708
 5.125%, due 1/2/14                                   810,000        817,736
 5.25%, due 8/1/12                                  2,425,000      2,471,669
V    6.25%, due 2/1/11                              7,165,000      7,521,810
 6.625%, due 9/15/09                                3,845,000      4,001,284
                                                                ------------
                                                                  20,474,207
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.9%)
 4.50%, due 4/1/18                                  1,105,106      1,072,017
 4.50%, due 7/1/18                                  3,950,681      3,832,391
 4.50%, due 11/1/18                                 5,113,635      4,960,525
 5.00%, due 9/1/20                                    362,374        356,966
 5.00%, due 10/1/20                                   366,378        360,910
 5.00%, due 12/1/20                                   740,937        729,879
 5.00%, due 7/1/35                                  5,777,552      5,550,930
 5.00%, due 2/1/36                                  2,208,039      2,121,430
 5.00%, due 5/1/36                                  2,567,509      2,466,799
 5.00%, due 6/1/36                                    121,995        117,116
 5.50%, due 4/1/21                                  3,680,793      3,688,461
 5.50%, due 6/1/21                                  3,083,020      3,088,886
V    5.50%, due 6/1/33                              8,797,920      8,694,444
 5.50%, due 11/1/33                                 1,540,004      1,521,892
 5.50%, due 12/1/33                                 1,322,362      1,306,809
 5.50%, due 6/1/34                                  2,100,604      2,074,459
 6.00%, due 1/1/33                                    999,489      1,011,407
 6.00%, due 3/1/33                                  1,143,359      1,155,981
 6.00%, due 9/1/34                                  1,113,938      1,124,594
 6.00%, due 9/1/35                                  3,862,857      3,899,113
 6.00%, due 10/1/35                                 2,669,738      2,692,284
 6.50%, due 6/1/31                                    526,183        542,111
 6.50%, due 8/1/31                                    418,003        430,656
 6.50%, due 10/1/31                                   278,962        287,406
                                                                ------------
                                                                  53,087,466
                                                                ------------
FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                   853,980        825,635
                                                                ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
 5.00%, due 3/15/36                                 $2,285,967  $  2,218,875
 5.00%, due 6/15/36                                 1,525,838      1,481,016
 6.00%, due 4/15/29                                 1,172,414      1,191,467
 6.00%, due 8/15/32                                 1,748,559      1,775,389
                                                                ------------
                                                                   6,666,747
                                                                ------------
UNITED STATES TREASURY BONDS (1.2%)
 6.00%, due 2/15/26                                   335,000        383,575
 6.25%, due 8/15/23                                 1,700,000      1,973,063
 6.25%, due 5/15/30                                 4,340,000      5,218,511
 6.875%, due 8/15/25                                  125,000        155,752
                                                                ------------
                                                                   7,730,901
                                                                ------------
UNITED STATES TREASURY NOTES (5.4%)
 3.875%, due 9/15/10 (e)                            5,255,000      5,244,737
 3.875%, due 2/15/13 (e)                               80,000         78,938
 4.125%, due 8/31/12 (e)                            5,440,000      5,434,473
 4.75%, due 5/31/12 (e)                             5,660,000      5,807,251
V    4.75%, due 8/15/17 (e)                         12,695,000    12,974,684
V    4.875%, due 7/31/11 (e)                        6,790,000      6,986,801
                                                                ------------
                                                                  36,526,884
                                                                ------------
Total U.S. Government & Federal Agencies
 (Cost $148,806,272)                                             149,505,339
                                                                ------------

YANKEE BONDS (0.1%)(I)
----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                  185,000        179,450
                                                                ------------

INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (e)                               35,000         32,550
 8.30%, due 4/15/26 (e)                                20,000         19,100
                                                                ------------
                                                                      51,650
                                                                ------------
PIPELINES (0.1%)
TransCanada Pipelines, Ltd.
 6.35%, due 5/15/67 (a)                               385,000        372,488
                                                                ------------
Total Yankee Bonds
 (Cost $600,642)                                                     603,588
                                                                ------------
Total Long-Term Bonds
 (Cost $236,253,677)                                             235,581,211
                                                                ------------

                                                       SHARES          VALUE
INVESTMENT COMPANIES (0.1%)
----------------------------------------------------------------------------
iShares MSCI Japan Index Fund (j)                      14,300   $    205,634
Vanguard Europe Pacific ETF (e)(j)(k)                   5,350        280,554
                                                                ------------
Total Investment Companies
 (Cost $479,702)                                                     486,188
                                                                ------------

COMMON STOCKS (62.2%)
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
Cobham PLC                                             17,200         75,283
Northrop Grumman Corp.                                 30,800      2,575,496
Rolls-Royce Group PLC (k)                              11,670        130,548
Rolls-Royce Group PLC Class B (c)                     471,468            980
                                                                ------------
                                                                   2,782,307
                                                                ------------
AGRICULTURE (0.0%)++
Geberit A.G.                                              620         83,548
                                                                ------------

AIRLINES (0.0%)++
Delta Air Lines, Inc. (k)                               3,226         67,101
Gol Linhas Aereas
 Inteligentes S.A., ADR (e)(l)                          2,900         79,402
Northwest Airlines, Inc. (k)                            2,510         46,560
                                                                ------------
                                                                     193,063
                                                                ------------
APPAREL (0.9%)
Burberry Group PLC                                      1,100         14,066
Coach, Inc. (k)                                        82,100      3,001,576
Polo Ralph Lauren Corp.                                37,700      2,593,760
Puma A.G. Rudolf Dassler Sport                            717        307,346
Yue Yuen Industrial Holdings, Ltd.                     30,500         93,465
                                                                ------------
                                                                   6,010,213
                                                                ------------
AUTO MANUFACTURERS (0.0%)++
Bayerische Motoren Werke A.G.                             525         35,157
                                                                ------------

BANKS (3.5%)
Banco Popular Espanol S.A.                             16,700        291,499
Bank of America Corp.                                 135,204      6,527,649
Bank of Ireland                                         3,900         72,029
Bank of New York Mellon Corp. (The)                   136,132      6,650,048
Capital One Financial Corp.                            32,500      2,131,675
Fortis N.V.                                             4,100        131,016
Lloyds TSB Group PLC                                   15,500        175,810
V  PNC Financial Services Group, Inc.                  93,400      6,739,744
Svenska Handelsbanken Class A                           2,200         72,906
U.S. Bancorp                                           33,600      1,114,176
                                                                ------------
                                                                  23,906,552
                                                                ------------
BEVERAGES (0.0%)++
C&C Group PLC                                          15,800        127,023
Diageo PLC                                              6,300        144,095
                                                                ------------
                                                                     271,118
                                                                ------------

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (k)                                        37,700   $  2,190,747
Celgene Corp. (k)                                      62,800      4,144,800
Genentech, Inc. (k)                                    47,800      3,543,414
                                                                ------------
                                                                   9,878,961
                                                                ------------
CHEMICALS (0.7%)
E.I. du Pont de Nemours & Co.                          87,100      4,312,321
Nitto Denko Corp.                                       2,300        111,446
                                                                ------------
                                                                   4,423,767
                                                                ------------
COMMERCIAL SERVICES (0.9%)
Manpower, Inc.                                         42,400      3,168,976
Randstad Holdings N.V.                                  6,465        358,300
Robert Half International, Inc.                        75,300      2,265,777
                                                                ------------
                                                                   5,793,053
                                                                ------------
COMPUTERS (4.1%)
Affiliated Computer Services, Inc. Class A (k)         47,200      2,391,152
V  Apple, Inc. (k)                                     40,100      7,616,995
Cognizant Technology Solutions Corp. Class A (k)       73,600      3,051,456
Computer Sciences Corp. (k)                            50,000      2,919,500
Hewlett-Packard Co.                                    99,000      5,116,320
International Business Machines Corp.                  31,400      3,646,168
Network Appliance, Inc. (k)                            85,900      2,704,991
OBIC Co., Ltd.                                          2,220        443,942
Otsuka Corp.                                              700         66,805
TietoEnator OYJ                                         3,000         73,572
                                                                ------------
                                                                  28,030,901
                                                                ------------
DISTRIBUTION & WHOLESALE (0.1%)
WESCO International, Inc. (e)(k)                       11,900        555,135
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES (5.5%)
AWD Holding A.G.                                        5,925        196,285
Citigroup, Inc.                                       131,600      5,514,040
Fannie Mae                                             69,800      3,981,392
First Marblehead Corp. (The) (e)                       20,700        803,781
Freddie Mac                                            66,900      3,494,187
Goldman Sachs Group, Inc. (The)                        25,600      6,346,752
IntercontinentalExchange, Inc. (e)(k)                  25,100      4,472,820
JPMorgan Chase & Co.                                   83,544      3,926,568
Merrill Lynch & Co., Inc.                              56,100      3,703,722
MLP A.G. (e)                                           20,600        273,037
Morgan Stanley                                         66,100      4,445,886
Provident Financial PLC                                13,045        239,102
UBS A.G. Registered (Chi-X Exchange)                    1,200         64,175
UBS A.G. Registered (NYS Exchange)                      2,200        118,118
                                                                ------------
                                                                  37,579,865
                                                                ------------


                                                       SHARES          VALUE
ELECTRIC (1.5%)
CenterPoint Energy, Inc. (e)                          168,600   $  2,825,736
FirstEnergy Corp.                                      46,600      3,248,020
NRG Energy, Inc. (k)                                   95,300      4,351,398
                                                                ------------
                                                                  10,425,154
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Ultra Electronics Holdings                              6,500        169,213
                                                                ------------

ELECTRONICS (1.5%)
Amphenol Corp. Class A                                 94,300      4,174,661
Barco N.V.                                              2,500        205,477
Keyence Corp.                                             300         68,834
Thermo Fisher Scientific, Inc. (k)                     89,700      5,275,257
Venture Corp., Ltd.                                    13,000        124,896
                                                                ------------
                                                                   9,849,125
                                                                ------------
ENTERTAINMENT (0.0%)++
OPAP S.A.                                               5,000        204,246
                                                                ------------

ENVIRONMENTAL CONTROL (0.0%)++
Munters A.B                                             5,750         68,118
                                                                ------------

FOOD (0.9%)
General Mills, Inc.                                    45,400      2,620,942
Kroger Co. (The)                                       92,100      2,706,819
Nestle S.A. Registered                                    485        223,785
Tesco PLC                                              68,800        698,113
                                                                ------------
                                                                   6,249,659
                                                                ------------
GAS (0.0%) ++
Snam Rete Gas S.p.A. (e)                               10,900         70,499
Tokyo Gas Co., Ltd.                                    30,000        132,883
                                                                ------------
                                                                     203,382
                                                                ------------
HEALTH CARE-PRODUCTS (0.6%)
Johnson & Johnson                                      65,000      4,236,050
William Demant Holding (k)                                390         35,738
                                                                ------------
                                                                   4,271,788
                                                                ------------
HEALTH CARE-SERVICES (1.2%)
Humana, Inc. (k)                                       54,400      4,077,280
Quest Diagnostics, Inc.                                30,700      1,632,626
UnitedHealth Group, Inc.                               52,800      2,595,120
                                                                ------------
                                                                   8,305,026
                                                                ------------
HOUSEHOLD PRODUCTS & WARES (0.3%)
Avery Dennison Corp.                                   36,600      2,119,140
                                                                ------------

INSURANCE (2.6%)
Assurant, Inc.                                         53,600      3,132,384
Friends Provident PLC                                  21,500         82,257
Genworth Financial, Inc. Class A                      176,100      4,807,530
Hannover Rueckversicherung A.G.                         6,075        320,758

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Hartford Financial Services
 Group, Inc. (The)                                     38,500   $  3,735,655
ING Groep N.V. (l)                                      3,750        168,611
Prudential Financial, Inc.                             53,200      5,145,504
                                                                ------------
                                                                  17,392,699
                                                                ------------
INTERNET (1.3%)
Akamai Technologies, Inc. (e)(k)                       68,600      2,688,434
Alibaba.com, Ltd. (c)                                     100            174
Google, Inc. Class A (k)                                9,000      6,363,000
                                                                ------------
                                                                   9,051,608
                                                                ------------
IRON & STEEL (0.6%)
Allegheny Technologies, Inc. (e)                       36,200      3,698,554
                                                                ------------

LEISURE TIME (0.5%)
Carnival Corp. (e)                                     49,900      2,394,202
Harley-Davidson, Inc.                                  22,200      1,143,300
                                                                ------------
                                                                   3,537,502
                                                                ------------
MACHINERY--DIVERSIFIED (0.1%)
Rheinmetall A.G.                                        4,330        385,867
                                                                ------------

MEDIA (1.5%)
Antena 3 de Television S.A.                            16,700        296,095
Comcast Corp. Class A (k)                             178,500      3,757,425
DIRECTV Group, Inc. (The) (k)                         155,600      4,120,288
Gannett Co., Inc.                                       1,600         67,856
M6-Metropole Television                                 1,200         35,530
MediaSet S.p.A.                                        86,210        892,888
Reed Elsevier N.V.                                     16,550        320,046
Societe Television Francaise 1                         15,220        420,876
                                                                ------------
                                                                   9,911,004
                                                                ------------
METAL FABRICATE & HARDWARE (0.9%)
Assa Abloy A.B. Class B                                 6,700        140,285
MISUMI Group, Inc. (e)                                 10,500        176,479
Precision Castparts Corp.                              36,900      5,527,989
                                                                ------------
                                                                   5,844,753
                                                                ------------
MINING (2.1%)
Alcoa, Inc.                                            43,900      1,738,001
V  Southern Copper Corp. (e)                           52,200      7,292,340
Teck Cominco, Ltd. Class B (e)                        109,400      5,470,000
                                                                ------------
                                                                  14,500,341
                                                                ------------
MISCELLANEOUS--MANUFACTURING (1.0%)
General Electric Co.                                   49,400      2,033,304
Honeywell International, Inc.                          45,000      2,718,450
Pentair, Inc. (e)                                      48,100      1,702,259
                                                                ------------
                                                                   6,454,013
                                                                ------------


                                                       SHARES          VALUE
OFFICE & BUSINESS EQUIPMENT (0.1%)
Canon, Inc.                                             5,200   $    259,177
Neopost S.A.                                            1,400        162,582
RICOH Co., Ltd.                                        10,000        195,467
                                                                ------------
                                                                     617,226
                                                                ------------
OIL & GAS (5.1%)
Chevron Corp.                                          50,000      4,575,500
ConocoPhillips                                         52,200      4,434,912
Diamond Offshore Drilling, Inc.                        19,600      2,219,308
ENSCO International, Inc.                              51,900      2,879,931
ExxonMobil Corp.                                       28,800      2,649,312
GlobalSantaFe Corp.                                    40,300      3,265,509
Hess Corp.                                             36,900      2,642,409
Royal Dutch Shell PLC Class A, ADR (e)(l)                 850         74,384
Suncor Energy, Inc.                                    39,300      4,292,739
Total S.A.                                              2,250        181,377
Valero Energy Corp.                                    41,300      2,908,759
XTO Energy, Inc.                                       68,600      4,553,668
                                                                ------------
                                                                  34,677,808
                                                                ------------
OIL & GAS SERVICES (3.2%)
Baker Hughes, Inc.                                     46,800      4,058,496
Cameron International Corp. (k)                        46,700      4,546,712
Halliburton Co.                                       109,300      4,308,606
National Oilwell Varco, Inc. (k)                       73,200      5,361,168
Smith International, Inc.                              55,900      3,692,195
                                                                ------------
                                                                  21,967,177
                                                                ------------
PHARMACEUTICALS (2.5%)
Barr Pharmaceuticals, Inc. (e)(k)                      66,600      3,817,512
Novartis A.G. Registered                                5,100        271,202
Novartis A.G., ADR (l)                                  1,900        101,023
Roche Holding A.G. Genusscheine                         3,150        537,327
Schering-Plough Corp.                                 158,200      4,828,264
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (l)                                               81,200      3,573,612
Wyeth                                                  71,200      3,462,456
                                                                ------------
                                                                  16,591,396
                                                                ------------
PIPELINES (0.7%)
Williams Cos., Inc.                                   131,100      4,783,839
                                                                ------------

RETAIL (6.3%)
Abercrombie & Fitch Co. Class A                        39,200      3,104,640
American Eagle Outfitters, Inc.                        99,500      2,366,110
AutoZone, Inc. (e)(k)                                  26,200      3,259,542
Bed Bath & Beyond, Inc. (k)                            40,600      1,377,964
CarMax, Inc. (e)(k)                                    70,000      1,460,900
CVS Caremark Corp.                                    132,800      5,547,056
Home Depot, Inc. (The) (e)                             81,700      2,574,367
J.C. Penney Co., Inc.                                  48,500      2,727,640
Kohl's Corp. (k)                                       54,800      3,012,356
Limited Brands, Inc.                                  108,500      2,388,085
Lowe's Cos., Inc.                                     111,000      2,984,790

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
RETAIL (CONTINUED)
Nordstrom, Inc.                                        68,500   $  2,701,640
Ryohin Keikaku Co., Ltd.                                6,000        376,544
TJX Cos., Inc.                                        215,200      6,225,736
Wal-Mart Stores, Inc.                                  61,900      2,798,499
                                                                ------------
                                                                  42,905,869
                                                                ------------
SEMICONDUCTORS (3.4%)
Applied Materials, Inc. (e)                           200,500      3,893,710
V  Intel Corp.                                        249,600      6,714,240
MEMC Electronic Materials, Inc. (k)                    65,600      4,803,232
NVIDIA Corp. (k)                                      143,800      5,087,644
Texas Instruments, Inc.                                76,500      2,493,900
                                                                ------------
                                                                  22,992,726
                                                                ------------
SOFTWARE (2.4%)
BMC Software, Inc. (k)                                 88,800      3,004,992
V  Microsoft Corp.                                    224,700      8,271,207
Oracle Corp. (k)                                      221,800      4,917,306
Temenos Group A.G. (k)                                    638         17,762
                                                                ------------
                                                                  16,211,267
                                                                ------------
TELECOMMUNICATIONS (3.3%)
AT&T, Inc.                                            110,300      4,609,437
Cisco Systems, Inc. (k)                               174,800      5,778,888
Nokia OYJ, Sponsored ADR (l)                           72,400      2,875,728
NTT DoCoMo, Inc., Sponsored ADR (l)                    30,000        438,000
Sprint Nextel Corp.                                   140,100      2,395,710
Telecom Italia S.p.A.                                 138,900        358,947
Telefonaktiebolaget LM Ericsson Class B                42,600        127,423
Telefonaktiebolaget LM Ericsson, Sponsored ADR (l)      6,200        186,310
Verizon Communications, Inc.                          113,300      5,219,731
                                                                ------------
                                                                  21,990,174
                                                                ------------
TRANSPORTATION (1.0%)
FedEx Corp.                                            20,300      2,097,802
Norfolk Southern Corp.                                 73,600      3,801,440
TNT N.V.                                               13,400        548,155
                                                                ------------
                                                                   6,447,397
                                                                ------------
Total Common Stocks
 (Cost $349,092,538)                                             421,369,711
                                                                ------------

CONVERTIBLE PREFERRED STOCK (0.0%)++
----------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
 5.50% (b)(m)(n)                                       10,700        251,450
                                                                ------------
Total Convertible Preferred Stock
 (Cost $267,500)                                                     251,450
                                                                ------------


                                                       SHARES          VALUE
PREFERRED STOCK (0.0%)++
----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Sovereign Real Estate Investment Corp.
 12.00% (b)(m)                                            100   $    139,650
                                                                ------------
Total Preferred Stock
 (Cost $147,000)                                                     139,650
                                                                ------------
                                                    NUMBER OF
                                                     WARRANTS
WARRANTS (0.0%)++
----------------------------------------------------------------------------
AIRLINES (0.0%)++
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08 (b)(k)                                 40,165        341,232
                                                                ------------
Total Warrants
 (Cost $288,877)                                                     341,232
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (13.6%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (2.5%)
American Express Credit Corp.
 4.75%, due 11/1/07                                 $2,000,000     2,000,000
BNP Paribas Finance, Inc.
 4.67%, due 11/5/07                                 5,000,000      4,997,406
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 5,050,000      5,050,000
Societe Generale North America, Inc.
 4.685%, due 11/6/07                                2,000,000      1,998,699
Toyota Motor Credit Corp.
 4.73%, due 11/5/07                                 3,000,000      2,998,423
                                                                ------------
Total Commercial Paper
 (Cost $17,044,528)                                               17,044,528
                                                                ------------

                                                       SHARES
INVESTMENT COMPANY (10.9%)
State Street Navigator Securities Lending Prime
 Portfolio (p)                                      74,009,091    74,009,091
                                                                ------------
Total Investment Company
 (Cost $74,009,091)                                               74,009,091
                                                                ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill
 3.36%, due 11/15/07                                $1,000,000  $    998,693
                                                                ------------
Total U.S. Government
 (Cost $998,693)                                                     998,693
                                                                ------------
Total Short-Term Investments
 (Cost $92,052,312)                                               92,052,312
                                                                ------------
Total Investments
 (Cost $678,581,606)                                    110.7%   750,221,754(q)
Liabilities in Excess of
 Cash and Other Assets                                  (10.7)   (72,319,957)
                                                    ---------   ------------
Net Assets                                              100.0%  $677,901,797
                                                    =========   ============

++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2007.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Fair valued security. The total market value of these
     securities at October 31, 2007 is $1,778,759, which reflects
     0.3% of the Fund's net assets.
(d)  Subprime mortgage investment. The total market value of these securities at October 31, 2007 is $1,325,912, which
     represents 0.2% of the Fund's net assets.
(e)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $72,022,652; cash collateral of $74,009,091 (included in
     liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(f)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(g)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at October 31, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to
     receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(h)  ACES--Alternative Credit Enhancement Structure.
(i)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(j)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(k)  Non-income producing security.
(l)  ADR--American Depositary Receipt.
(m)  Illiquid security. The total market value of these
     securities at October 31, 2007 is $391,100, which represents
     0.1% of the Fund's net assets.
(n)  Restricted security.
(o)  Issue in default.
(p)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q)  At October 31, 2007, cost is $678,952,840 for federal income tax purposes and net unrealized appreciation is as follows:

         Gross unrealized appreciation                       $        86,735,854
         Gross unrealized depreciation                               (15,466,940)
                                                             -------------------
         Net unrealized appreciation                         $        71,268,914
                                                             ===================

The following abbreviations are used in the above portfolio:
E--Euro

 24   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $678,581,606) including $72,022,652
  market value of securities loaned             $750,221,754
Cash denominated in foreign currencies
  (identified cost $412,243)                         414,822
Cash                                                  46,044
Receivables:
  Dividends and interest                           2,759,413
  Investment securities sold                         671,428
  Fund shares sold                                    60,234
Other assets                                          17,883
                                                -------------
    Total assets                                 754,191,578
                                                -------------
LIABILITIES:
Securities lending collateral                     74,009,091
Payables:
  Investment securities purchased                    786,963
  Manager (See Note 3)                               366,554
  Transfer agent (See Note 3)                        362,058
  Fund shares redeemed                               348,228
  NYLIFE Distributors (See Note 3)                   261,348
  Shareholder communication                           93,889
  Professional fees                                   32,133
  Custodian                                           13,791
  Trustees                                             8,942
Accrued expenses                                       6,784
                                                -------------
    Total liabilities                             76,289,781
                                                -------------
Net assets                                      $677,901,797
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $    337,054
Additional paid-in capital                       530,155,343
                                                -------------
                                                 530,492,397
Accumulated undistributed net investment
  income                                             822,545
Accumulated undistributed net realized gain on
  investments, foreign currency transactions
  and written option transactions                 74,944,931
Net unrealized appreciation on investments        71,640,148
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                            1,776
                                                -------------
Net assets                                      $677,901,797
                                                =============
CLASS A
Net assets applicable to outstanding shares     $518,546,876
                                                =============
Shares of beneficial interest outstanding         25,795,279
                                                =============
Net asset value per share outstanding           $      20.10
Maximum sales charge (5.50% of offering price)          1.17
                                                -------------
Maximum offering price per share outstanding    $      21.27
                                                =============
CLASS B
Net assets applicable to outstanding shares     $156,346,147
                                                =============
Shares of beneficial interest outstanding          7,760,658
                                                =============
Net asset value and offering price per share
  outstanding                                   $      20.15
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  2,980,139
                                                =============
Shares of beneficial interest outstanding            148,094
                                                =============
Net asset value and offering price per share
  outstanding                                   $      20.12
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     28,635
                                                =============
Shares of beneficial interest outstanding              1,414
                                                =============
Net asset value and offering price per share
  outstanding                                   $      20.25
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 13,977,895
  Dividends (a)                                    6,554,828
  Income from securities loaned--net                 242,876
                                                ------------
    Total income                                  20,775,599
                                                ------------
EXPENSES:
  Manager (See Note 3)                             4,346,669
  Transfer agent--Classes A, B and C
    (See Note 3)                                   2,172,192
  Transfer agent--Class I (See Note 3)                    20
  Distribution--Class B (See Note 3)               1,348,890
  Distribution--Class C (See Note 3)                  23,607
  Distribution/Service--Class A (See Note 3)       1,270,256
  Service--Class B (See Note 3)                      449,630
  Service--Class C (See Note 3)                        7,869
  Professional fees                                  141,576
  Shareholder communication                          136,086
  Recordkeeping                                       95,778
  Registration                                        59,055
  Custodian                                           54,751
  Trustees                                            39,723
  Miscellaneous                                       26,602
                                                ------------
    Total expenses before waiver                  10,172,704
  Expense waiver from Manager (See Note 3)          (575,951)
                                                ------------
    Net expenses                                   9,596,753
                                                ------------
Net investment income                             11,178,846
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                           79,734,679
  Written option transactions                        105,714
  Foreign currency transactions                      (11,221)
                                                ------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    79,829,172
                                                ------------
Net change in unrealized appreciation on:
  Security transactions and unfunded loan
    commitments                                  (12,859,280)
  Translation of other assets and liabilities
    in foreign currencies                              1,773
                                                ------------
Net change in unrealized appreciation on
  investments, unfunded loan commitments and
  foreign currency transactions                  (12,857,507)
                                                ------------
Net realized and unrealized gain on
  investments, foreign currency transactions,
  written option transactions and unfunded
  loan commitments                                66,971,665
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 78,150,511
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $35,002.

 26   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007            2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  11,178,846   $   7,921,900
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions           79,829,172      56,148,233
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 34.)                                     --         102,000
 Net change in unrealized
  appreciation on investments,
  unfunded loan commitments and
  foreign currency transactions        (12,857,507)      8,699,472
                                     -----------------------------
 Net increase in net assets
  resulting from operations             78,150,511      72,871,605
                                     -----------------------------

Dividends and distributions to shareholders:
  From net investment income:
   Class A                              (9,255,960)     (5,694,551)
   Class B                              (1,983,268)     (2,030,485)
   Class C                                 (33,924)        (22,067)
   Class I                                    (180)           (197)
                                     -----------------------------
                                        11,273,332       7,747,300
                                     -----------------------------
  From net realized gain on
 investments:
   Class A                             (39,886,253)     (3,889,262)
   Class B                             (16,070,543)    (26,533,582)
   Class C                                (254,730)       (146,215)
   Class I                                    (531)           (267)
                                     -----------------------------
                                        56,212,057      30,569,326
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (67,485,389)    (38,316,626)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares       27,146,131      68,856,908
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions        65,977,833      37,486,866
 Cost of shares redeemed              (133,563,713)   (201,171,682)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                              38,755,220     417,375,006
   Class B                             (38,755,220)   (417,375,006)
                                     -----------------------------
  Decrease in net assets derived
   from capital share transactions     (40,439,749)    (94,827,908)
                                     -----------------------------
  Net decrease in net assets           (29,774,627)    (60,272,929)

                                              2007            2006

NET ASSETS:
Beginning of year                    $ 707,676,424   $ 767,949,353
                                     -----------------------------
End of year                          $ 677,901,797   $ 707,676,424
                                     =============================
Accumulated undistributed net
 investment income at end of year    $     822,545   $     902,151
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                                                                       JANUARY 1,
                                                                                          2003*
                                                                                         THROUGH         YEAR ENDED
                                             YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
                                  2007          2006         2005          2004           2003              2002
Net asset value at beginning
  of period                     $  19.82      $  18.92      $ 17.96      $  17.42       $  15.29          $  18.92
                                --------      --------      -------      --------      -----------      ------------
Net investment income               0.35 (a)      0.27 (a)     0.21 (b)      0.17           0.16 (a)          0.27
Net realized and unrealized
  gain (loss) on investments        1.88          1.67 (e)     1.29          0.54           2.12             (3.62)
                                --------      --------      -------      --------      -----------      ------------
Total from investment
  operations                        2.23          1.94         1.50          0.71           2.28             (3.35)
                                --------      --------      -------      --------      -----------      ------------
Less dividends and
  distributions:
  From net investment income       (0.35)        (0.27)       (0.21)        (0.17)         (0.15)            (0.28)
  From net realized gain on
    investments                    (1.60)        (0.77)       (0.33)           --             --                --
                                --------      --------      -------      --------      -----------      ------------
Total dividends and
  distributions                    (1.95)        (1.04)       (0.54)        (0.17)         (0.15)            (0.28)
                                --------      --------      -------      --------      -----------      ------------
Net asset value at end of
  period                        $  20.10      $  19.82      $ 18.92      $  17.96       $  17.42          $  15.29
                                ========      ========      =======      ========      ===========      ============
Total investment return (c)        12.18%        10.53%(d)(e)    8.43%       4.05%         15.02%(f)        (17.75%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.81%         1.42%        1.10%(b)      0.94%          1.21%+            1.57%
  Net expenses                      1.19%         1.19%        1.19%         1.30%          1.33%+            1.30%
  Expenses (before
    waiver/reimbursement)           1.27%         1.34%(d)     1.31%         1.30%          1.33%+            1.31%
Portfolio turnover rate               68%           70%(g)       77%(g)       103%            67%               96%
Net assets at end of period
  (in 000's)                    $518,547      $502,340      $98,180      $115,877       $138,787          $140,298

                                                                   CLASS C
                                -----------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                                                   2003*
                                                                                  THROUGH         YEAR ENDED
                                          YEAR ENDED OCTOBER 31,                OCTOBER 31,      DECEMBER 31,
                                 2007        2006        2005        2004          2003              2002
Net asset value at beginning
  of period                     $19.84      $18.94      $17.98      $17.45        $15.32           $ 18.95
                                ------      ------      ------      ------      -----------      ------------
Net investment income             0.21 (a)    0.12 (a)    0.07 (b)    0.04          0.06 (a)          0.14
Net realized and unrealized
  gain (loss) on investments      1.88        1.67 (e)    1.28        0.53          2.13             (3.61)
                                ------      ------      ------      ------      -----------      ------------
Total from investment
  operations                      2.09        1.79        1.35        0.57          2.19             (3.47)
                                ------      ------      ------      ------      -----------      ------------
Less dividends and
  distributions:
  From net investment income     (0.21)      (0.12)      (0.06)      (0.04)        (0.06)            (0.16)
  From net realized gain on
    investments                  (1.60)      (0.77)      (0.33)         --            --                --
                                ------      ------      ------      ------      -----------      ------------
Total dividends and
  distributions                  (1.81)      (0.89)      (0.39)      (0.04)        (0.06)            (0.16)
                                ------      ------      ------      ------      -----------      ------------
Net asset value at end of
  period                        $20.12      $19.84      $18.94      $17.98        $17.45           $ 15.32
                                ======      ======      ======      ======      ===========      ============
Total investment return (c)      11.33%       9.69%(d)(e)   7.60%     3.27%        14.33%(f)        (18.37%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income           1.06%       0.62%       0.35%(b)    0.19%         0.46%+            0.82%
  Net expenses                    1.94%       1.94%       1.94%       2.05%         2.08%+            2.05%
  Expenses (before
    waiver/reimbursement)         2.02%       2.09%(d)    2.06%       2.05%         2.08%+            2.06%
Portfolio turnover rate             68%         70%(g)      77%(g)     103%           67%               96%
Net assets at end of period
  (in 000's)                    $2,980      $3,175      $3,854      $4,532        $4,845           $ 4,501

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Includes nonrecurring reimbursements for Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than $0.01 per share on net realized gains on investments and the effect on total return was 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rate not including mortgage dollar rolls is 55% and 38% for the years ended October 31, 2006 and 2005, respectively.

 28   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS B
-----------------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*
                                                              THROUGH         YEAR ENDED
                  YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
      2007          2006          2005          2004           2003              2002
    $  19.86      $  18.95      $  17.98      $  17.45       $  15.32          $  18.95
    --------      --------      --------      --------      -----------      ------------
        0.21 (a)      0.11 (a)      0.07 (b)      0.04           0.06 (a)          0.14
        1.89          1.69 (e)      1.29          0.53           2.13             (3.61)
    --------      --------      --------      --------      -----------      ------------
        2.10          1.80          1.36          0.57           2.19             (3.47)
    --------      --------      --------      --------      -----------      ------------
       (0.21)        (0.12)        (0.06)        (0.04)         (0.06)            (0.16)
       (1.60)        (0.77)        (0.33)           --             --                --
    --------      --------      --------      --------      -----------      ------------
       (1.81)        (0.89)        (0.39)        (0.04)         (0.06)            (0.16)
    --------      --------      --------      --------      -----------      ------------
    $  20.15      $  19.86      $  18.95      $  17.98       $  17.45          $  15.32
    ========      ========      ========      ========      ===========      ============
       11.37%         9.74%(d)(e)     7.66%       3.27%         14.33%(f)        (18.37%)
        1.06%         0.55%         0.35%(b)      0.19%          0.46%+            0.82%
        1.94%         1.94%         1.94%         2.05%          2.08%+            2.05%
        2.02%         2.09%(d)      2.06%         2.05%          2.08%+            2.06%
          68%           70%(g)        77%(g)       103%            67%               96%
    $156,346      $202,149      $665,908      $749,689       $829,016          $793,340

                      CLASS I
---------------------------------------------------
                                        JANUARY 2,
                                          2004**
                                          THROUGH
        YEAR ENDED OCTOBER 31,          OCTOBER 31,
     2007        2006        2005          2004
    $19.90      $18.98      $17.92        $17.98
    ------      ------      ------      -----------
      0.44 (a)    0.36 (a)    0.26 (b)      0.15
      1.93        1.69 (e)    1.42         (0.03)
    ------      ------      ------      -----------
      2.37        2.05        1.68          0.12
    ------      ------      ------      -----------
     (0.42)      (0.36)      (0.29)        (0.18)
     (1.60)      (0.77)      (0.33)           --
    ------      ------      ------      -----------
     (2.02)      (1.13)      (0.62)        (0.18)
    ------      ------      ------      -----------
    $20.25      $19.90      $18.98        $17.92
    ======      ======      ======      ===========
     12.65%      11.11%(d)(e)   9.51%       0.68%(f)
      2.23%       1.86%       1.43%(b)      1.40%+
      0.81%       0.74%       0.86%         0.84%+
      0.93%       0.89%(d)    0.98%         0.84%+
        68%         70%(g)      77%(g)       103%
    $   29      $   13      $    7        $    3

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    29

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on December 29, 1987. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is

 30   MainStay Total Return Fund
temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $1,778,759 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 34) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid

                                                    www.mainstayfunds.com     31
assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5 on page 35.)

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the

 32   MainStay Total Return Fund

Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(L) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5 on page 35.)

(M) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.19%; Class B, 1.94%; Class C, 1.94% and Class I, 0.79%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $4,346,669 and waived its fees in the amount of $575,951.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                      OCTOBER 31,
 2008*       2009         2010            TOTAL
$177,401  $1,037,949    $575,951    $1,791,301
-----------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.19% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

                                                    www.mainstayfunds.com     33

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 11 on page 37.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $79,841. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $38,594 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,773, $177,889 and $100, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $2,172,212.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                    $174,683          0.0*%
-------------------------------------------------------------------
Class C                                         115          0.0*
-------------------------------------------------------------------
Class I                                       1,372          4.8
-------------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $25,865.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $95,778 for the year ended October 31, 2007.

 34   MainStay Total Return Fund

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED       OTHER        UNREALIZED        TOTAL
    ORDINARY   CAPITAL GAIN    TEMPORARY     APPRECIATION    ACCUMULATED
      INCOME      (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $15,952,038.. $60,186,672     $      --      $71,270,690    $147,409,400
 ------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net undistributed realized gain on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

    ACCUMULATED
 UNDISTRIBUTED NET   ACCUMULATED UNDISTRIBUTED   ADDITIONAL
    INVESTMENT       NET REALIZED GAIN (LOSS)     PAID-IN
   INCOME (LOSS)          ON INVESTMENTS          CAPITAL
 14,88$0......               $(14,690)             $(190)
 ----------------------------------------------------------

The reclassifications for the Fund are primarily due to paydown gain (loss) and foreign currency gain (loss).

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                        2007           2006
Distributions paid from:
  Ordinary Income               $13,516,479    $ 9,536,626
  Long-Term Capital Gains        53,968,910     28,780,000
-----------------------------------------------------------
                                $67,485,389    $38,316,626
-----------------------------------------------------------

NOTE 5--FOREIGN CURRENCY AND WRITTEN OPTIONS:

Foreign Currency held at October 31, 2007:

                         CURRENCY                                 COST       VALUE
Japanese Yen                               Y   15,200,432    $132,327    $131,760
Hong Kong Dollar                           HKD      1,352         174         174
Euro                                       E       77,289     111,770     111,957
Singapore Dollar                           SGD     99,535      66,450      68,796
Swiss Franc                                CHF    118,313     101,522     102,135
----------------------------------------------------------------------------------
                                                             $412,243    $414,822
----------------------------------------------------------------------------------

During the year ended October 31, 2007, the Fund had the following transactions in written options:

                                                    NUMBER OF
                                                    CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2006                                      --      $     --
------------------------------------------------------------------------
Options--Written                                       170        52,189
------------------------------------------------------------------------
Options--Expired                                        --            --
------------------------------------------------------------------------
Options--Canceled in closing transactions             (170)      (52,189)
------------------------------------------------------------------------
Options Outstanding at
  October 31, 2007                                      --      $     --
------------------------------------------------------------------------

NOTE 6--RESTRICTED SECURITIES:

As of October 31, 2007, the Fund held restricted securities as follows:

                                       SHARES/
                        DATE(S) OF   NUMBER OF              10/31/07   PERCENTAGE OF
SECURITY               ACQUISITION    WARRANTS       COST      VALUE      NET ASSETS
QuadraMed Corp.
 Convertible
 Preferred Stock           6/16/04      10,700   $267,500   $251,450            0.04%
------------------------------------------------------------------------------------
                                                 $267,500   $251,450            0.04%
------------------------------------------------------------------------------------

NOTE 7--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of U.S. Government securities were $77,016 and $91,763, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $378,379 and $461,530, respectively.

                                                    www.mainstayfunds.com     35

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES         AMOUNT

Year ended October 31, 2007:
Shares sold                                 821       $  15,818
Shares issued to shareholders in
  reinvestment of dividends:              2,566          48,055
Shares redeemed                           (4,957)       (95,704)
                                          ---------------------
Net decrease in shares outstanding
  before conversion                       (1,570)       (31,831)
Shares converted from Class B (See Note
  1)                                      2,021          38,755
                                          ---------------------
Net increase                                451       $   6,924
                                          =====================

Year ended October 31, 2006:
Shares sold                               2,815       $  53,793
Shares issued to shareholders in
  reinvestment of dividends:                490           9,352
Shares redeemed                           (5,256)      (101,142)
                                          ---------------------
Net decrease in shares outstanding
  before conversion                       (1,951)       (37,997)
Shares converted from Class B (See Note
  1)                                      22,107        417,375
                                          ---------------------
Net increase                              20,156      $ 379,378
                                          =====================

CLASS B                                   SHARES        AMOUNT

Year ended October 31, 2007:
Shares sold                                   559      $  10,810
Shares issued to shareholders in
  reinvestment of dividends:                  943         17,644
Shares redeemed                            (1,904)       (36,825)
                                          ----------------------
Net decrease in shares outstanding
  before conversion                          (402)        (8,371)
Shares reacquired upon conversion into
  Class A (See Note 1)                     (2,016)       (38,755)
                                          ----------------------
Net decrease                               (2,418)     $ (47,126)
                                          ======================

Year ended October 31, 2006:

Shares sold                                   765      $  14,735
Shares issued to shareholders in
  reinvestment of dividends:                1,471         27,974
Shares redeemed                            (5,139)       (98,709)
                                          ----------------------
Net decrease in shares outstanding
  before conversion                        (2,903)       (56,000)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (22,060)      (417,375)
                                          ----------------------
Net decrease                              (24,963)     $(473,375)
                                          ======================

CLASS C                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   26      $  495
Shares issued to shareholders in
  reinvestment of dividends:                  15         278
Shares redeemed                              (53)     (1,027)
                                          ------------------
Net decrease                                 (12)     $ (254)
                                          ==================

Year ended October 31, 2006:

Shares sold                                   17      $  320
Shares issued to shareholders in
  reinvestment of dividends:                   8         160
Shares redeemed                              (69)     (1,316)
                                          ------------------
Net decrease                                 (44)     $ (836)
                                          ==================

CLASS I                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                    1      $   23
Shares issued to shareholders in
  reinvestment of dividends:                --(a)          1
Shares redeemed                               (1)         (8)
                                          ------------------
Net increase                                --(a)     $   16
                                          ==================

Year ended October 31, 2006:

Shares sold                                 --(a)     $    9
Shares issued to shareholders in
  reinvestment of dividends:                --(a)          1
Shares redeemed                             --(a)         (5)
                                          ------------------
Net decrease                                --(a)     $    5
                                          ==================

(a) Less than one thousand.

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to

 36   MainStay Total Return Fund
nine MainStay funds. The amount paid to the MainStay Total Return Fund was $102,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, 2007, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 38   MainStay Total Return Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance over various time periods considered relative to the investment performance of funds having similar investment mandates, and the Manager's assurance that it would monitor the Fund's performance closely.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund was moderate, and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered

                                                    www.mainstayfunds.com     39
potential benefits to the Manager and its affiliates arising from such measures.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees reviewed information showing that the Fund's asset level had decreased over the past several years but noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 40   MainStay Total Return Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $53,968,910.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 22.8% to arrive at the amount eligible for qualified dividend income, 64.6% for qualified interest income and 25.6% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

     TOTAL
     RETURN            VOTES          VOTES
      FUND              FOR         WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley    10,742,625.938  152,331.824  23,004.000    10,917,961.762
----------------------------------------------------------------------------
Alan R. Latshaw    10,748,526.330  146,431.432  23,004.000    10,917,961.762
----------------------------------------------------------------------------
Peter Meenan       10,750,441.076  144,234.882  23,004.000    10,917,961.762
----------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        10,751,441.076  143,516.686  23,004.000    10,917,961.762
----------------------------------------------------------------------------
Richard S.
 Trutanic          10,751,809.995  143,147.767  23,004.000    10,917,961.762
----------------------------------------------------------------------------
Roman L. Weil      10,747,916.646  147,041.116  23,004.000    10,917,961.762
----------------------------------------------------------------------------
John A. Weisser    10,743,713.992  151,243.770  23,004.000    10,917,961.762
----------------------------------------------------------------------------
Brian A. Murdock   10,743,977.909  150,979.853  23,004.000    10,917,961.762
----------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     41

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 42   MainStay Total Return Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc.,
                                             Consultant (1999 to 2000); Head                   since 2006 (3 funds); Director,
                                             of Global Funds, Citicorp (1995                   MainStay VP Series Fund, Inc.,
                                             to 1999)                                          since June 2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999
                                             to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     43

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 44   MainStay Total Return Fund

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

                                                    www.mainstayfunds.com     45

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE SYMBOL)       MS329-07               MSTR11-12/07

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       29
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     30
--------------------------------------------------------------------------------

Federal Income Tax Information                                                32
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  32
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        32
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               32
--------------------------------------------------------------------------------

Trustees and Officers                                                         33

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges        6.28%    13.05%     5.11%
Excluding sales charges  12.46     14.34      5.71

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY VALUE FUND CLASS A          RUSSELL 1000 VALUE INDEX
                                                                ---------------------------          ------------------------
10/31/97                                                                    9450                              10000
                                                                            9375                              11483
                                                                            9974                              13380
                                                                           11078                              14118
                                                                           10315                              12444
                                                                            8426                              11197
                                                                           10177                              13758
                                                                           11333                              15884
                                                                           12481                              17769
                                                                           14640                              21582
10/31/07                                                                   16464                              23920

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges        6.68%    13.25%     4.92%
Excluding sales charges  11.66     13.49      4.92

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY VALUE FUND CLASS B          RUSSELL 1000 VALUE INDEX
                                                                ---------------------------          ------------------------
10/31/97                                                                   10000                              10000
                                                                            9847                              11483
                                                                           10391                              13380
                                                                           11459                              14118
                                                                           10585                              12444
                                                                            8582                              11197
                                                                           10289                              13758
                                                                           11375                              15884
                                                                           12429                              17769
                                                                           14472                              21582
10/31/07                                                                   16159                              23920

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
With sales charges       10.61%    13.48%     4.91%
Excluding sales charges  11.61     13.48      4.91

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY VALUE FUND CLASS C          RUSSELL 1000 VALUE INDEX
                                                                ---------------------------          ------------------------
10/31/97                                                                   10000                              10000
                                                                            9847                              11483
                                                                           10391                              13380
                                                                           11459                              14118
                                                                           10585                              12444
                                                                            8582                              11197
                                                                           10289                              13758
                                                                           11375                              15884
                                                                           12429                              17769
                                                                           14472                              21582
10/31/07                                                                   16152                              23920

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         13.00%    14.72%     5.99%

(PERFORMANCE GRAPH)

                                                                MAINSTAY VALUE FUND CLASS I          RUSSELL 1000 VALUE INDEX
                                                                ---------------------------          ------------------------
10/31/97                                                                   10000                              10000
                                                                            9945                              11483
                                                                           10597                              13380
                                                                           11797                              14118
                                                                           11001                              12444
                                                                            9006                              11197
                                                                           10905                              13758
                                                                           12186                              15884
                                                                           13448                              17769
                                                                           15839                              21582
10/31/07                                                                   17898                              23920

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         12.89%    14.63%     5.90%

(PERFORMANCE GRAPH)

                                                                MAINSTAY VALUE FUND CLASS R1         RUSSELL 1000 VALUE INDEX
                                                                ----------------------------         ------------------------
10/31/97                                                                   10000                              10000
                                                                            9930                              11483
                                                                           10568                              13380
                                                                           11761                              14118
                                                                           10957                              12444
                                                                            8962                              11197
                                                                           10839                              13758
                                                                           12103                              15884
                                                                           13351                              17769
                                                                           15711                              21582
10/31/07                                                                   17736                              23920

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      FIVE       TEN
TOTAL RETURNS            YEAR    YEARS(1)   YEARS(1)
----------------------------------------------------
                         12.48%    14.32%     5.63%

(PERFORMANCE GRAPH)

                                                                MAINSTAY VALUE FUND CLASS R2         RUSSELL 1000 VALUE INDEX
                                                                ----------------------------         ------------------------
10/31/97                                                                   10000                              10000
                                                                            9909                              11483
                                                                           10525                              13380
                                                                           11679                              14118
                                                                           10855                              12444
                                                                            8859                              11197
                                                                           10686                              13758
                                                                           11901                              15884
                                                                           13093                              17769
                                                                           15379                              21582
10/31/07                                                                   17297                              23920

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell 1000(R) Value Index(2)                           10.83%  16.39%   9.11%
Average Lipper large-cap value fund(3)                   12.21   14.67    7.23

is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I, R1 and R2 shares), performance for Class C, I, R1 and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class C, I, R1 and R2 shares upon initial offer. Unadjusted, the performance shown for the newer classes of shares might have been lower.
1. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 14.33% for Class A, 13.45% for Class B, 13.47% for Class C, 14.72% for Class I, 14.62% for Class R1 and 14.31% for Class R2 for the five-year period ended October 31, 2007, and 5.70% for Class A, 4.90% for Class B, 4.91% for Class C, 5.99% for Class I, 5.89% for Class R1 and 5.63% for Class R2 for the ten-year period then ended.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,032.65            $5.99            $1,019.15             $5.95
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,029.00            $9.82            $1,015.40             $9.75
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,028.50            $9.82            $1,015.40             $9.75
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,034.90            $3.59            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,034.35            $4.26            $1,020.85             $4.23
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,032.30            $5.43            $1,019.70             $5.40
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.17% for Class A, 1.92% for Class B and Class C, 0.70% for Class I, 0.83% for Class R1 and 1.06% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.2
Short-Term Investments (collateral from securities lending                         5.2
  is 4.2%)
Purchased Call Options                                                            0.0*
Liabilities in Excess of Cash and Other Assets                                    (4.4)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  Intel Corp.
 3.  ExxonMobil Corp.
 4.  Citigroup, Inc.
 5.  CVS Caremark Corp.
 6.  Chevron Corp.
 7.  AT&T, Inc.
 8.  PNC Financial Services Group, Inc.
 9.  Suncor Energy, Inc.
10.  Verizon Communications, Inc.

 8   MainStay Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen, CFA, of MacKay Shields LLC

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Value Fund returned 12.46% for Class A shares, 11.66% for Class B shares and 11.61% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 13.00%, Class R1 shares returned 12.89% and Class R2 shares returned 12.48%. With the exception of Class B and Class C shares, all share classes outperformed the 12.21% return of the average Lipper(1) large-cap value fund for the 12 months ended October 31, 2007. All share classes outperformed the 10.83% return of the Russell 1000(R) Value Index,(2) the Fund's broad-based securities-market index, for the 12-month reporting period. See page 5 for Fund returns with sales charges.

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

As a group, financial stocks tended to underperform during the reporting period. Fortunately, the Fund maintained an underweight position in the sector and avoided most of the stocks that experienced major corrections because of credit or subprime-mortgage exposure. As a result, financials provided a significant positive contribution to the Fund's relative performance. The Fund's positions in Bank of New York, Goldman Sachs and Prudential Financial bucked the trend and performed well. We reduced the Fund's position in Goldman Sachs as its shares approached our price target.

In the information technology sector, Nokia Oyj's shares more than doubled during the reporting period as the company gained market share, particularly in emerging markets. We trimmed the Fund's position in Nokia Oyj as its shares approached our price target. We added to the Fund's positions in Intel and IBM during the reporting period, and both stocks recorded substantial gains.

Higher energy prices helped several of the Fund's energy holdings, including drillers GlobalSantaFe, Diamond Offshore Drilling and Transocean. Each of these stocks rose sharply, and Transocean's acquisition bid for GlobalSantaFe highlighted significant asset value in the energy equipment & services industry. We reduced the Fund's holdings in Diamond Offshore Drilling and GlobalSantaFe and eliminated the Transocean position as the stocks approached their respective price targets.

Other positive performers included Honeywell International, CVS Caremark, Teck Cominco, Teva Pharmaceuticals and KOS Pharmaceuticals. Honeywell demonstrated strong earnings growth and initiated a new share buyback program. We reduced the Fund's position in the stock near our price target. Pharmacy and front-store sales trends at CVS Caremark remained positive and the integration of Caremark into the combined company proceeded well. We added to the Fund's CVS Caremark position in the middle of the reporting period. Teva Pharmaceuticals benefited from good trends in the generic drug industry. We added to the Fund's Teva Pharmaceuticals position early in the reporting period and trimmed the position late in the period. KOS Pharmaceuticals' shares rose when the company became the target of an acquisition bid by Abbott Laboratories.

WHICH POSITIONS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING
PERIOD?

In the financials sector, Genworth Financial, Freddie Mac, Capital One Financial and PMI Group all detracted from the Fund's performance. Our assessment of the negative shift in company fundamentals led us to eliminate PMI Group and reduce the Fund's positions in the other companies.

Additional stocks that detracted from the Fund's performance included Home Depot, Lowe's, The Gap and Amgen. Sales at Home Depot and Lowe's suffered from the housing downturn. We reduced the Fund's position in Home Depot and added to Lowe's. We sold the Fund's entire position in The Gap, as the company continued to struggle with its fashion initiatives. Amgen, a new position during the reporting period, declined on concerns about the safety of one of the company's key drug families.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In addition to the transactions we've already mentioned, we added oil sands producer Suncor Energy to the Fund, and its shares rose sharply from the time of purchase through the end of October. Teck Cominco, another addition during the reporting period, benefited from high copper and zinc prices.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.

                                                     www.mainstayfunds.com     9

Several information technology stocks showed poor performance and were eliminated from the Fund. We sold all of the Fund's holdings in Motorola and Advanced Micro Devices. Both companies were losing market share, and we no longer felt that their reward potential justified the inherent risks.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was overweight relative to the Russell 1000(R) Value Index in health care, information technology, materials and consumer staples. On the same date, the Fund was underweight in consumer discretionary, financials, industrials, telecommunication services, energy and utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Value Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                           SHARES      VALUE
COMMON STOCKS (99.2%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Honeywell International, Inc.                             149,600   $  9,037,336
Northrop Grumman Corp.                                    139,200     11,639,904
                                                                    ------------
                                                                      20,677,240
                                                                    ------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                                69,900      7,223,466
                                                                    ------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)(b)                                        152,900      8,885,019
                                                                    ------------
CAPITAL MARKETS (5.7%)
Bank of New York Mellon Corp. (The)                       290,378     14,184,965
Goldman Sachs Group, Inc. (The)                            45,400     11,255,568
Merrill Lynch & Co., Inc.                                 100,900      6,661,418
Morgan Stanley                                            120,600      8,111,556
                                                                    ------------
                                                                      40,213,507
                                                                    ------------
CHEMICALS (1.8%)
E.I. du Pont de Nemours & Co.                             258,900     12,818,139
                                                                    ------------
COMMERCIAL BANKS (3.9%)
V  PNC Financial Services Group, Inc.                     234,500     16,921,520
Wells Fargo & Co.                                         305,500     10,390,055
                                                                    ------------
                                                                      27,311,575
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Avery Dennison Corp.                                      124,900      7,231,710
                                                                    ------------

COMMUNICATIONS EQUIPMENT (1.5%)
Nokia OYJ, Sponsored ADR (c)                              255,600     10,152,432
                                                                    ------------

COMPUTERS & PERIPHERALS (1.8%)
International Business Machines Corp.                     107,900     12,529,348
                                                                    ------------
CONSUMER FINANCE (0.4%)
Capital One Financial Corp.                                43,500      2,853,165
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (8.0%)
V  Bank of America Corp.                                  457,026     22,065,215
V  Citigroup, Inc.                                        479,466     20,089,625
JPMorgan Chase & Co.                                      288,392     13,554,424
                                                                    ------------
                                                                      55,709,264
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
V  AT&T, Inc.                                             417,100     17,430,609
V  Verizon Communications, Inc.                           332,600     15,322,882
                                                                    ------------
                                                                      32,753,491
                                                                    ------------


                                                           SHARES      VALUE
ELECTRIC UTILITIES (1.5%)
Duke Energy Corp.                                         154,500   $  2,961,765
FirstEnergy Corp.                                         113,100      7,883,070
                                                                    ------------
                                                                      10,844,835
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (2.7%)
Diamond Offshore Drilling, Inc.                            68,700      7,778,901
GlobalSantaFe Corp.                                       135,800     11,003,874
                                                                    ------------
                                                                      18,782,775
                                                                    ------------
FOOD & STAPLES RETAILING (5.7%)
V  CVS Caremark Corp.                                     469,000     19,590,130
Kroger Co. (The)                                          325,700      9,572,323
Wal-Mart Stores, Inc.                                     231,800     10,479,678
                                                                    ------------
                                                                      39,642,131
                                                                    ------------
FOOD PRODUCTS (1.4%)
General Mills, Inc.                                       168,300      9,715,959
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
Quest Diagnostics, Inc.                                   105,500      5,610,490
UnitedHealth Group, Inc.                                  212,300     10,434,545
                                                                    ------------
                                                                      16,045,035
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp.                                            176,700      8,478,066
                                                                    ------------

HOUSEHOLD PRODUCTS (1.1%)
Kimberly-Clark Corp.                                      112,100      7,946,769
                                                                    ------------

INDUSTRIAL CONGLOMERATES (2.0%)
General Electric Co.                                      344,100     14,163,156
                                                                    ------------

INSURANCE (5.0%)
Genworth Financial, Inc. Class A                          397,300     10,846,290
Hartford Financial Services Group, Inc. (The)             115,700     11,226,371
Prudential Financial, Inc.                                133,000     12,863,760
                                                                    ------------
                                                                      34,936,421
                                                                    ------------
IT SERVICES (2.3%)
Affiliated Computer Services, Inc. Class A (a)            166,900      8,455,155
Computer Sciences Corp. (a)                               132,400      7,730,836
                                                                    ------------
                                                                      16,185,991
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                           SHARES      VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MACHINERY (0.8%)
Pentair, Inc. (b)                                         164,100   $  5,807,499
                                                                    ------------
MEDIA (0.8%)
Comcast Corp. Class A (a)                                 261,450      5,503,523
                                                                    ------------
METALS & MINING (2.9%)
Alcoa, Inc.                                               146,100      5,784,099
Teck Cominco, Ltd. Class B (b)                            292,700     14,635,000
                                                                    ------------
                                                                      20,419,099
                                                                    ------------
MULTI-UTILITIES (0.6%)
Energy East Corp.                                         146,800      4,092,784
                                                                    ------------

OIL, GAS & CONSUMABLE FUELS (12.4%)
V  Chevron Corp.                                          190,504     17,433,021
ConocoPhillips                                            166,100     14,111,856
V  ExxonMobil Corp.                                       228,900     21,056,511
Hess Corp.                                                127,000      9,094,470
V  Suncor Energy, Inc.                                    147,300     16,089,579
Valero Energy Corp.                                       130,800      9,212,244
                                                                    ------------
                                                                      86,997,681
                                                                    ------------
PHARMACEUTICALS (8.3%)
Barr Pharmaceuticals, Inc. (a)                            167,500      9,601,100
Johnson & Johnson                                         216,400     14,102,788
Pfizer, Inc.                                              592,300     14,576,503
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)                                                  287,100     12,635,271
Wyeth                                                     149,000      7,245,870
                                                                    ------------
                                                                      58,161,532
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
V  Intel Corp.                                            811,100     21,818,590
Texas Instruments, Inc.                                   254,600      8,299,960
                                                                    ------------
                                                                      30,118,550
                                                                    ------------
SPECIALTY RETAIL (4.7%)
Bed Bath & Beyond, Inc. (a)(b)                            138,100      4,687,114
Home Depot, Inc. (The) (b)                                280,000      8,822,800
Lowe's Cos., Inc.                                         338,600      9,104,954
TJX Cos., Inc.                                            354,100     10,244,113
                                                                    ------------
                                                                      32,858,981
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (3.7%)
Fannie Mae                                                242,100     13,809,384
Freddie Mac                                               231,900     12,112,137
                                                                    ------------
                                                                      25,921,521
                                                                    ------------


                                                           SHARES      VALUE
TRADING COMPANIES & DISTRIBUTORS (0.3%)
WESCO International, Inc. (a)(b)                           41,000   $  1,912,650
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Sprint Nextel Corp.                                       450,000      7,695,000
                                                                    ------------
Total Common Stocks
 (Cost $557,928,002)                                                 694,588,314
                                                                    ------------
                                                        NUMBER OF
                                                        CONTRACTS
PURCHASED CALL OPTIONS (0.0%)++
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%)++
Coventry Health Care, Inc.
 Strike Price $65.00
 Expire 1/19/08                                           100,000        130,000
 Strike Price $70.00
 Expire 1/19/08                                           100,000         45,000
                                                                    ------------
Total Purchased Call Options
 (Premium $293,460)                                                      175,000
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (5.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 $   1,760,000      1,760,000
American Express Credit Corp.
 4.75%, due 11/1/07                                     5,000,000      5,000,000
                                                                    ------------
Total Commercial Paper
 (Cost $6,760,000)                                                     6,760,000
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (4.2%)
State Street Navigator Securities Lending Prime
 Portfolio (d)                                         29,676,470     29,676,470
                                                                    ------------
Total Investment Company
 (Cost $29,676,470)                                                   29,676,470
                                                                    ------------
Total Short-Term Investments
 (Cost $36,436,470)                                                   36,436,470
                                                                    ------------
Total Investments
 (Cost $594,657,932)                                        104.4%   731,199,784(e)
Liabilities in Excess of
 Cash and Other Assets                                       (4.4)   (30,566,523)
                                                    -------------   ------------
Net Assets                                                  100.0%  $700,633,261
                                                    =============   ============

 12   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++  Less than one-tenth of a percent.
+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a) Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $28,594,849; cash collateral of $29,676,470 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c) ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) At October 31, 2007, cost is $595,779,167 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                 $147,596,975
      Gross unrealized depreciation                  (12,176,358)
                                                    ------------
      Net unrealized appreciation                   $135,420,617
                                                    ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $594,657,932) including
  $28,594,849 market value of securities
  loaned                                        $ 731,199,784
Cash                                                   14,372
Receivables:
  Dividends and interest                              943,415
  Fund shares sold                                     64,674
Other assets                                           21,367
                                                -------------
    Total assets                                  732,243,612
                                                -------------
LIABILITIES:
Securities lending collateral                      29,676,470
Payables:
  Fund shares redeemed                                747,724
  Manager (See Note 3)                                416,350
  Transfer agent (See Note 3)                         330,300
  NYLIFE Distributors (See Note 3)                    275,387
  Shareholder communication                           105,640
  Professional fees                                    34,780
  Trustees                                              9,656
  Custodian                                             6,292
Accrued expenses                                        7,752
                                                -------------
    Total liabilities                              31,610,351
                                                -------------
Net assets                                      $ 700,633,261
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized                             $     302,303
Additional paid-in capital                        492,376,066
                                                -------------
                                                  492,678,369
Accumulated undistributed net investment
  income                                            3,430,834
Accumulated net realized gain on investments
  and written option transactions                  67,982,206
Net unrealized appreciation on investments        136,541,852
                                                -------------
Net assets                                      $ 700,633,261
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 531,440,392
                                                =============
Shares of beneficial interest outstanding          22,872,479
                                                =============
Net asset value per share outstanding           $       23.23
Maximum sales charge (5.50% of offering price)           1.35
                                                -------------
Maximum offering price per share outstanding    $       24.58
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 156,553,450
                                                =============
Shares of beneficial interest outstanding           6,808,161
                                                =============
Net asset value and offering price per share
  outstanding                                   $       22.99
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  12,475,287
                                                =============
Shares of beneficial interest outstanding             542,586
                                                =============
Net asset value and offering price per share
  outstanding                                   $       22.99
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     151,792
                                                =============
Shares of beneficial interest outstanding               6,526
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.26
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $       1,511
                                                =============
Shares of beneficial interest outstanding                  65
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.24*
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $      10,829
                                                =============
Shares of beneficial interest outstanding                 468
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.15*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $15,815,933
  Interest                                         1,535,928
  Income from securities loaned--net                  94,600
                                                 ------------
    Total income                                  17,446,461
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             4,678,384
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,948,413
  Transfer agent--Classes I, R1 and R2 (See
    Note 3)                                           23,927
  Distribution/Service--Class A (See Note 3)       1,326,476
  Service--Class B (See Note 3)                      444,551
  Service--Class C (See Note 3)                       32,894
  Distribution/Service--Class R2 (See Note 3)         21,540
  Distribution--Class B (See Note 3)               1,333,652
  Distribution--Class C (See Note 3)                  98,681
  Professional fees                                  139,492
  Shareholder communication                          126,941
  Recordkeeping                                      102,434
  Registration                                        90,668
  Trustees                                            41,793
  Custodian                                           25,421
  Shareholder service--Class R1 (See Note 3)               1
  Shareholder service--Class R2 (See Note 3)           8,616
  Miscellaneous                                       34,300
                                                 ------------
    Total expenses before waiver                  10,478,184
  Expense waiver from Manager (See Note 3)          (320,473)
                                                 ------------
    Net expenses                                  10,157,711
                                                 ------------
Net investment income                              7,288,750
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, WRITTEN OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                           70,115,489
  Written option transactions                        143,057
  Foreign currency transactions                          739
                                                 ------------
Net realized gain on investments, written
  option transactions and foreign currency
  transactions                                    70,259,285
                                                 ------------
Net change in unrealized appreciation on
  investments                                     10,585,895
                                                 ------------
Net realized and unrealized gain on
  investments, written option transactions and
  foreign currency transactions                   80,845,180
                                                 ------------
Net increase in net assets resulting from
  operations                                     $88,133,930
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $93,793.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007             2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  7,288,750   $    5,880,874
 Net realized gain on investments      70,259,285       81,695,197
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 24.)                                    --          374,000
 Net change in unrealized
  appreciation on investments          10,585,895       27,366,967
                                     -----------------------------
 Net increase in net assets
  resulting from operations            88,133,930      115,317,038
                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (3,604,019)      (4,624,242)
   Class B                               (491,067)      (1,094,995)
   Class C                                (35,302)         (51,601)
   Class I                               (241,911)         (90,908)
   Class R1                                   (12)             (18)
   Class R2                              (100,317)        (150,386)
                                     -----------------------------
                                       (4,472,628)      (6,012,150)
                                     -----------------------------
 From net realized gain on investments:
   Class A                            (55,415,823)        (155,358)
   Class B                            (20,801,027)        (680,455)
   Class C                             (1,456,684)         (15,559)
   Class I                             (2,289,339)              (1)
   Class R1                                  (146)              (1)
   Class R2                            (1,418,228)         (15,002)
                                     -----------------------------
                                      (81,381,247)        (866,376)
 Total dividends and distributions
  to shareholders                     (85,853,875)      (6,878,526)
                                     -----------------------------

                                             2007             2006

Capital share transactions:
 Net proceeds from sale of shares    $ 52,364,803   $  115,953,217
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions       82,670,949        6,592,357
 Cost of shares redeemed             (188,175,701)    (193,461,368)

Net asset value of shares converted
 (See Note 1):
   Class A                             31,337,429      334,291,220
   Class B                            (31,337,429)    (334,291,220)
                                     -----------------------------
   Decrease in net assets derived
    from capital share transactions   (53,139,949)     (70,915,794)
                                     -----------------------------
   Net increase (decrease) in net
    assets                            (50,859,894)      37,522,718

NET ASSETS:
Beginning of year                     751,493,155      713,970,437
                                     -----------------------------
End of year                          $700,633,261   $  751,493,155
                                     =============================
Accumulated undistributed net
 investment income at end of year    $  3,430,834   $      613,972
                                     =============================

 16   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 CLASS A
                                            ---------------------------------------------------------------------------------
                                                                                                             JANUARY 1, 2003*
                                                                                                                 THROUGH
                                                             YEAR ENDED OCTOBER 31,                            OCTOBER 31,
                                              2007          2006               2005            2004                2003
Net asset value at beginning of period      $  23.27      $  20.09           $  18.39        $  16.56            $  14.13
                                            --------      --------           --------        --------        ----------------
Net investment income                           0.26(a)       0.24(a)            0.16(a)         0.14(a)             0.11
Net realized and unrealized gain (loss) on
  investments                                   2.39          3.21(e)            1.70            1.74                2.42
                                            --------      --------           --------        --------        ----------------
Total from investment operations                2.65          3.45               1.86            1.88                2.53
                                            --------      --------           --------        --------        ----------------
Less dividends and distributions:
  From net investment income                   (0.15)        (0.25)             (0.16)          (0.05)              (0.10)
  From net realized gain on investments        (2.54)        (0.02)                --              --                  --
                                            --------      --------           --------        --------        ----------------
Total dividends and distributions              (2.69)        (0.27)             (0.16)          (0.05)              (0.10)
                                            --------      --------           --------        --------        ----------------
Net asset value at end of period            $  23.23      $  23.27           $  20.09        $  18.39            $  16.56
                                            ========      ========           ========        ========        ================
Total investment return (c)                    12.46%        17.30%(d)(e)       10.13%          11.36%              18.02%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.13%         1.11%              0.82%           0.77%               0.93%+
  Net expenses                                  1.17%         1.17%              1.21%           1.30%               1.38%+
  Expenses (before waiver/reimbursement)        1.21%         1.30%(d)           1.28%           1.30%               1.38%+
Portfolio turnover rate                           50%           48%                43%             53%                 47%
Net assets at end of period (in 000's)      $531,440      $514,015           $128,918        $118,818            $112,745

                                              CLASS A
                                            ------------

                                             YEAR ENDED
                                            DECEMBER 31,
                                                2002
Net asset value at beginning of period        $  18.52
                                            ------------
Net investment income                             0.12
Net realized and unrealized gain (loss) on
  investments                                    (4.23)
                                            ------------
Total from investment operations                 (4.11)
                                            ------------
Less dividends and distributions:
  From net investment income                     (0.11)
  From net realized gain on investments          (0.17)
                                            ------------
Total dividends and distributions                (0.28)
                                            ------------
Net asset value at end of period              $  14.13
                                            ============
Total investment return (c)                     (22.16%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           0.82%
  Net expenses                                    1.30%
  Expenses (before waiver/reimbursement)          1.30%
Portfolio turnover rate                             66%
Net assets at end of period (in 000's)        $101,999

                                                                              CLASS C
                                            ----------------------------------------------------------------------------
                                                                                                        JANUARY 1, 2003*
                                                                                                            THROUGH
                                                           YEAR ENDED OCTOBER 31,                         OCTOBER 31,
                                             2007         2006              2005           2004               2003
Net asset value at beginning of period      $ 23.12      $ 19.96           $ 18.28        $16.55             $14.13
                                            -------      -------           -------        ------        ----------------
Net investment income                          0.09(a)      0.07(a)           0.02(a)       0.00(a)(b)         0.02
Net realized and unrealized gain (loss) on
  investments                                  2.38         3.20(e)           1.67          1.75               2.42
                                            -------      -------           -------        ------        ----------------
Total from investment operations               2.47         3.27              1.69          1.75               2.44
                                            -------      -------           -------        ------        ----------------
Less dividends and distributions:
  From net investment income                  (0.06)       (0.09)            (0.01)        (0.02)             (0.02)
  From net realized gain on investments       (2.54)       (0.02)               --            --                 --
                                            -------      -------           -------        ------        ----------------
Total dividends and distributions             (2.60)       (0.11)            (0.01)        (0.02)             (0.02)
                                            -------      -------           -------        ------        ----------------
Net asset value at end of period            $ 22.99      $ 23.12           $ 19.96        $18.28             $16.55
                                            =======      =======           =======        ======        ================
Total investment return (c)                   11.61%       16.44%(d)(e)       9.27%        10.56%             17.26%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.38%        0.34%             0.07%         0.02%              0.18%+
  Net expenses                                 1.92%        1.92%             1.96%         2.05%              2.13%+
  Expenses (before waiver/reimbursement)       1.96%        2.05%(d)          2.03%         2.05%              2.13%+
Portfolio turnover rate                          50%          48%               43%           53%                47%
Net assets at end of period (in 000's)      $12,475      $13,381           $13,555        $4,418             $3,095

                                              CLASS C
                                            ------------

                                             YEAR ENDED
                                            DECEMBER 31,
                                                2002
Net asset value at beginning of period         $18.53
                                            ------------
Net investment income                            0.01
Net realized and unrealized gain (loss) on
  investments                                   (4.23)
                                            ------------
Total from investment operations                (4.22)
                                            ------------
Less dividends and distributions:
  From net investment income                    (0.01)
  From net realized gain on investments         (0.17)
                                            ------------
Total dividends and distributions               (0.18)
                                            ------------
Net asset value at end of period               $14.13
                                            ============
Total investment return (c)                    (22.76%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          0.07%
  Net expenses                                   2.05%
  Expenses (before waiver/reimbursement)         2.05%
Portfolio turnover rate                            66%
Net assets at end of period (in 000's)         $2,336

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(f)  Total return is not annualized.

 18   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     CLASS B
    ---------------------------------------------------------------------------------------------------------
                                                                        JANUARY 1, 2003*
                                                                            THROUGH               YEAR ENDED
                      YEAR ENDED OCTOBER 31,                              OCTOBER 31,            DECEMBER 31,
      2007             2006             2005             2004                 2003                   2002
    $  23.12         $  19.96         $  18.28         $  16.55             $  14.13               $  18.53
    --------         --------         --------         --------         ----------------         ------------
        0.09(a)          0.06(a)          0.01(a)          0.00(a)(b)           0.02                   0.01
        2.38             3.21(e)          1.68             1.75                 2.42                  (4.23)
    --------         --------         --------         --------         ----------------         ------------
        2.47             3.27             1.69             1.75                 2.44                  (4.22)
    --------         --------         --------         --------         ----------------         ------------
       (0.06)           (0.09)           (0.01)           (0.02)               (0.02)                 (0.01)
       (2.54)           (0.02)              --               --                   --                  (0.17)
    --------         --------         --------         --------         ----------------         ------------
       (2.60)           (0.11)           (0.01)           (0.02)               (0.02)                 (0.18)
    --------         --------         --------         --------         ----------------         ------------
    $  22.99         $  23.12         $  19.96         $  18.28             $  16.55               $  14.13
    ========         ========         ========         ========         ================         ============
       11.66%(f)        16.44%(d)(e)      9.27%           10.56%               17.26%(f)             (22.76%)
        0.39%            0.30%            0.07%            0.02%                0.18%+                 0.07%
        1.92%            1.92%            1.96%            2.05%                2.13%+                 2.05%
        1.96%            2.05%(d)         2.03%            2.05%                2.13%+                 2.05%
          50%              48%              43%              53%                  47%                    66%
    $156,553         $191,086         $560,139         $563,838             $560,740               $517,050

                                CLASS I
    ---------------------------------------------------------------
                                                  JANUARY 2, 2004**
                                                       THROUGH
           YEAR ENDED OCTOBER 31,                    OCTOBER 31,
     2007           2006            2005                2004
    $23.24         $ 20.06         $18.43              $17.86
    ------         -------         ------         -----------------
      0.35(a)         0.32(a)        0.21(a)             0.09(a)
      2.41            3.21(e)        1.69                0.48
    ------         -------         ------         -----------------
      2.76            3.53           1.90                0.57
    ------         -------         ------         -----------------
     (0.20)          (0.33)         (0.27)                 --
     (2.54)          (0.02)            --                  --
    ------         -------         ------         -----------------
     (2.74)          (0.35)         (0.27)                 --
    ------         -------         ------         -----------------
    $23.26         $ 23.24         $20.06              $18.43
    ======         =======         ======         =================
     13.00%          17.78%(d)(e)   10.36%               3.19%(f)
      1.54%           1.44%          1.13%               1.11%+
      0.70%           0.75%          0.90%               0.96%+
      0.75%           0.88%(d)       0.97%               0.96%+
        50%             48%            43%                 53%
    $  152         $19,671         $    1              $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          CLASS R1
                                ------------------------------------------------------------
                                                                           JANUARY 2, 2004**
                                                                                THROUGH
                                      YEAR ENDED OCTOBER 31,                  OCTOBER 31,
                                 2007        2006             2005               2004
Net asset value at beginning
  of period                     $23.23      $20.05           $18.42             $17.86
                                ------      ------           ------        -----------------
Net investment income             0.34(a)     0.31(a)          0.21(a)            0.07(a)
Net realized and unrealized
  gain on investments             2.40        3.20(e)          1.69               0.49
                                ------      ------           ------        -----------------
Total from investment
  operations                      2.74        3.51             1.90               0.56
                                ------      ------           ------        -----------------
Less dividends and
  distributions:
  From net investment income     (0.19)      (0.31)           (0.27)                --
  From net realized gain on
    investments                  (2.54)      (0.02)              --                 --
                                ------      ------           ------        -----------------
Total dividends and
  distributions                  (2.73)      (0.33)           (0.27)                --
                                ------      ------           ------        -----------------
Net asset value at end of
  period                        $23.24      $23.23           $20.05             $18.42
                                ======      ======           ======        =================
Total investment return (c)      12.89%      17.67%(d)(e)     10.31%              3.14%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income           1.48%       1.43%            1.03%              1.01%+
  Net expenses                    0.81%       0.85%            1.00%              1.06%+
  Expenses (before
    waiver/reimbursement)         0.86%       0.98%(d)         1.07%              1.06%+
Portfolio turnover rate             50%         48%              43%                53%
Net assets at end of period
  (in 000's)                    $    2      $    1           $    1             $    1

**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(f)  Total return is not annualized.

 20   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                CLASS R2
    ----------------------------------------------------------------
                                                   JANUARY 2, 2004**
                                                        THROUGH
            YEAR ENDED OCTOBER 31,                    OCTOBER 31,
     2007           2006            2005                 2004
    $23.20         $ 20.01         $ 18.38              $17.86
    ------         -------         -------         -----------------
      0.32(a)         0.25(a)         0.16(a)             0.12(a)
      2.33            3.22(e)         1.67                0.40
    ------         -------         -------         -----------------
      2.65            3.47            1.83                0.52
    ------         -------         -------         -----------------
     (0.16)          (0.26)          (0.20)                 --
     (2.54)          (0.02)             --                  --
    ------         -------         -------         -----------------
     (2.70)          (0.28)          (0.20)                 --
    ------         -------         -------         -----------------
    $23.15         $ 23.20         $ 20.01              $18.38
    ======         =======         =======         =================
     12.48%          17.46%(d)(e)    10.02%               2.91%(f)
      1.43%           1.16%           0.79%               0.76%+
      1.06%           1.10%           1.24%               1.31%+
      1.11%           1.23%(d)        1.31%               1.31%+
        50%             48%             43%                 53%
    $   11         $13,340         $11,356              $4,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the

 22   MainStay Value Fund

Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (C) on page 24) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur

                                                    www.mainstayfunds.com     23
during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.17%; Class B, 1.92%; Class C, 1.92%; Class I, 0.71%; Class R1, 0.81% and Class R2, 1.06%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended October 31, 2007, the NYLIM earned fees from the Fund in the amount of $4,678,384 and waived its fees in the amount of $320,473.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                   OCTOBER 31,
        2008*                2009          2010          TOTAL

      $235,721             $907,175      $320,473      $1,463,369
-----------------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.17% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 27.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $73,953. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a

 24   MainStay Value Fund

Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $54,741 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,285, $195,585 and $1,731, respectively, for the year ended October 31, 2007.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $1,972,340.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                                        $14,652        13.7%
------------------------------------------------------------------

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $28,547.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $102,434 for the year ended October 31, 2007.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED       OTHER         UNREALIZED        TOTAL
  ORDINARY     CAPITAL GAIN     TEMPORARY      APPRECIATION    ACCUMULATED
   INCOME        (LOSSES)      DIFFERENCES    (DEPRECIATION)   GAIN (LOSS)
 $20,024,026    $52,510,249    $    --         $135,420,617    $207,954,892
 --------------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated undistributed net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

                   ACCUMULATED
  ACCUMULATED     UNDISTRIBUTED
 UNDISTRIBUTED     NET REALIZED    ADDITIONAL
 NET INVESTMENT   GAIN (LOSS) ON    PAID-IN
 INCOME (LOSS)     INVESTMENTS      CAPITAL
       $740           $(740)         $  --
 --------------------------------------------

                                                    www.mainstayfunds.com     25

The reclassifications for the Fund are primarily due to foreign currency gain
(loss).

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                                 2007         2006
Distributions paid from:
  Ordinary Income                         $14,152,385   $6,012,150
  Long-term Capital Gains                  71,701,490      866,376
                                          ------------------------
                                          $85,853,875   $6,878,526
                                          ========================

NOTE 5--WRITTEN OPTIONS:
During the year ended October 31, 2007, the Fund had the following transactions in written options:

                                          NUMBER OF
                                          CONTRACTS    PREMIUM
Options outstanding at October 31, 2006          --   $      --
---------------------------------------------------------------
Options--written                              1,470     143,057
---------------------------------------------------------------
Options--expired                                 --          --
---------------------------------------------------------------
Options--canceled in closing
  transactions                               (1,470)   (143,057)
---------------------------------------------------------------
Options outstanding at October 31, 2007          --   $      --
---------------------------------------------------------------



NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $363,239 and $476,094, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                CLASS A                   SHARES     AMOUNT

Year ended October 31, 2007:
Shares sold                                 1,139   $  25,594
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                             2,665      57,265
Shares redeemed                            (4,426)    (99,815)
                                          -------------------
Net decrease in shares outstanding
  before conversion                          (622)    (16,956)
Shares converted from Class B (See Note
  1)                                        1,400      31,337
                                          -------------------
Net increase                                  778   $  14,381
                                          ===================
Year ended October 31, 2006:
Shares sold                                 3,252   $  70,664
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               210       4,606
Shares redeemed                            (3,873)    (84,695)
                                          -------------------
Net increase (decrease) in shares
  outstanding before conversion              (411)     (9,425)
Shares converted from Class B (See Note
  1)                                       16,087     334,291
                                          -------------------
Net increase                               15,676   $ 324,866
                                          ===================

                CLASS B                   SHARES     AMOUNT

Year ended October 31, 2007:
Shares sold                                   603   $  13,412
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               966      20,575
Shares redeemed                            (1,615)    (36,058)
                                          -------------------
Net decrease in shares outstanding
  before conversion                           (46)     (2,071)
Shares reacquired upon conversion into
  Class A (See Note 1)                     (1,411)    (31,337)
                                          -------------------
Net decrease                               (1,457)  $ (33,408)
                                          ===================
Year ended October 31, 2006:
Shares sold                                   752   $  16,298
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                80       1,699
Shares redeemed                            (4,447)    (95,504)
                                          -------------------
Net decrease in shares outstanding
  before conversion                        (3,615)    (77,507)
Shares reacquired upon conversion into
  Class A (See Note 1)                    (16,181)   (334,291)
                                          -------------------
Net decrease                              (19,796)  $(411,798)
                                          ===================

 26   MainStay Value Fund

CLASS C                                   SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                    92      $   2,025
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                37            781
Shares redeemed                              (165)        (3,684)
                                          ----------------------
Net decrease                                  (36)     $    (878)
                                          ======================

Year ended October 31, 2006:

Shares sold                                   108      $   2,369
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 2             31
Shares redeemed                              (210)        (4,503)
                                          ----------------------
Net decrease                                 (100)     $  (2,103)
                                          ======================

CLASS I                                   SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                   461      $  10,236
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               118          2,531
Shares redeemed                            (1,419)       (32,856)
                                          ----------------------
Net decrease                                 (840)     $ (20,089)
                                          ======================

Year ended October 31, 2006:

Shares sold                                 1,069      $  23,090
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 4             91
Shares redeemed                              (226)        (5,139)
                                          ----------------------
Net increase                                  847      $  18,042
                                          ======================

CLASS R1                                  SHARES        AMOUNT
Year ended October 31, 2007:

Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                --(a)   $      --(a)
                                          ----------------------
Net increase                                   --(a)   $      --(a)
                                          ======================

Year ended October 31, 2006:

Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                --(a)   $      --(a)
                                          ----------------------
Net increase                                   --(a)   $      --(a)
                                          ======================

CLASS R2                                  SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                                    49      $   1,098
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                71          1,519
Shares redeemed                              (695)       (15,763)
                                          ----------------------
Net decrease                                 (575)     $ (13,146)
                                          ======================

Year ended October 31, 2006:

Shares sold                                   167      $   3,532
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                 8            165
Shares redeemed                              (167)        (3,620)
                                          ----------------------
Net increase                                    8      $      77
                                          ======================

(a) Less than one thousand.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission ("SEC") and the New York State Attorney General, and, as noted in the notes to the year-end 2004, 2005 and 2006 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by Fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Mainstay Value Fund was $374,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, in 2004 the SEC raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to that fund's shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation

                                                    www.mainstayfunds.com     27
establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 28   MainStay Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Value Fund of The MainStay Funds as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with New York Life Investment Management LLC (the "Manager") and the Subadvisory Agreement between the Manager and MacKay Shields LLC, a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of the Manager, (the "Subadvisor"), (each an "Agreement") at a meeting held on May 22 and 23, 2007. In connection with the approval of each Agreement, the Trustees reviewed a significant amount of a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees considered various industry trends and regulatory developments in their deliberations. In considering approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met both as a full Board and in executive session with no Interested Trustee present, in advance of the meeting at which the Agreements were approved, and they considered a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. Among other services, the Manager's services have included investment management services, including monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund, and the Subadvisor's compliance with the Fund's investment policies and restrictions, and administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and its other services include, among other services, providing reports to the Manager and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including with respect to best execution of portfolio trades. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's generally mid-range performance over the short term and slight underperformance over the longer term relative to groupings of funds having similar mandates.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information that indicated that the profitability to the Manager and its affiliates from the Management Agreement with respect to the Fund and from the overall relationship with the Trust was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They considered that, across the Trust (though not every series or share class), gross transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees considered measures that had been recently implemented that were intended to increase the average size of shareholder accounts, including generally higher investment minimums, and small account fees, and the Trustees considered potential benefits to the Manager and its affiliates arising from such measures.

 30   MainStay Value Fund

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees took account of the Manager's willingness to maintain the management fee waiver and expense limitation applicable to the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary set out above describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $71,701,490.

The dividends paid by the Fund during the fiscal year ended October 31, 2007 should be multiplied by 58.8% to arrive at the amount eligible for qualified dividend income, 18.7% for qualified interest income and 62.0% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is availablewithout charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of The MainStay Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

                     VOTES         VOTES
  VALUE FUND          FOR         WITHHELD   ABSTENTIONS        TOTAL
Susan B.
 Kerley          12,039,138.300  91,779.338   13,641.000    12,144,558.638
--------------------------------------------------------------------------
Alan R.
 Latshaw         12,038,508.252  92,409.386   13,641.000    12,144,558.638
--------------------------------------------------------------------------
Peter Meenan     12,042,046.074  88,871.564   13,641.000    12,144,558.638
--------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      12,039,693.587  91,224.051   13,641.000    12,144,558.638
--------------------------------------------------------------------------
Richard S.
 Trutanic        12,035,572.202  95,345.436   13,641.000    12,144,558.638
--------------------------------------------------------------------------
Roman L. Weil    12,035,585.517  95,332.121   13,641.000    12,144,558.638
--------------------------------------------------------------------------
John A.
 Weisser         12,040,566.197  90,351.441   13,641.000    12,144,558.638
--------------------------------------------------------------------------
Brian A.
 Murdock         12,039,812.013  91,105.625   13,641.000    12,144,558.638
--------------------------------------------------------------------------

This resulted in approval of the proposal.

 32   MainStay Value Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of the Trust was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Trustees listed below were elected to serve the Trust effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                      NUMBER OF FUNDS
                          POSITION(S) HELD                                     IN FUND COMPLEX
        NAME AND          WITH THE TRUST AND  PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE   DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        BRIAN A. MURDOCK  Indefinite;         Member of the Board of Managers        73         Trustee, Eclipse Funds since
        3/14/56           Trustee and Chief   and President (since 2004) and                    June, 2007 (3 funds); Director,
                          Executive Officer   Chief Executive Officer (since                    Eclipse Funds Inc. since June
                          since 2006          2006), New York Life Investment                   2007 (22 funds); Director,
                                              Management LLC and New York                       MainStay VP Series Fund, Inc.,
                                              Life Investment Management                        since 2006 (24 portfolios);
                                              Holdings LLC; Senior Vice                         Director, ICAP Funds, Inc.,
                                              President, New York Life                          since 2006 (3 funds)
                                              Insurance Company (since 2004);
                                              Chairman of the Board and
                                              President, NYLIFE Distributors
                                              LLC (since 2004); Member of the
                                              Board of Managers, NYLCAP
                                              Manager LLC and Madison Capital
                                              Funding LLC (since 2004),
                                              MacKay Shields LLC and
                                              Institutional Capital LLC
                                              (since 2006), and McMorgan &
                                              Company LLC (since 2007); Chief
                                              Executive Officer, Eclipse
                                              Funds and Eclipse Funds Inc.
                                              (since 2006); Chairman (2006 to
                                              2007) and Director and Chief
                                              Executive Officer (since 2006),
                                              MainStay VP Series Fund, Inc.;
                                              Director and Chief Executive
                                              Officer, ICAP Funds, Inc.
                                              (since 2006); Chief Investment
                                              Officer, MLIM Europe and Asia
                                              (2001 to 2003); President of
                                              Merrill Japan and Chairman of
                                              MLIM's Pacific Region (1999 to
                                              2001)
        -----------------------------------------------------------------------------------------------------------------------

* This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     33

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          73         Chairman since 2005 and Trustee
        8/12/51           Chairman and       Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          Trustee since                                                        funds); Chairman since 2005 and
                          June 2007                                                            Director since 1990, Eclipse
                                                                                               Funds Inc. (22 funds); Chairman
                                                                                               and Director, ICAP Funds, Inc.,
                                                                                               since 2006 (3 funds); Chairman
                                                                                               and Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               Legg Mason Partners Funds,
                                                                                               Inc., since 1991 (30
                                                                                               portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        73         Trustee, Eclipse Funds since
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Committee          Arthur Andersen LLP (1989 to                      Eclipse Funds Inc. since June
                          Financial Expert   2002); Consultant to the Audit                    2007 (22 funds); Director, ICAP
                          since 2006         and Compliance Committee of The                   Funds, Inc., since June 2007 (3
                                             MainStay Funds (2004                              funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (24 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant;                73         Trustee, Eclipse Funds since
        12/5/41           Trustee since      President and Chief Executive                     2002 (3 funds); Director,
                          June 2007          Officer, Babson-United, Inc.                      Eclipse Funds Inc. since 2002
                                             (financial services firm) (2000                   (22 funds); Director, ICAP
                                             to 2004); Independent                             Funds, Inc., since 2006 (3
                                             Consultant (1999 to 2000); Head                   funds); Director, MainStay VP
                                             of Global Funds, Citicorp (1995                   Series Fund, Inc., since June
                                             to 1999)                                          2007 (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         73         Trustee, Eclipse Funds since
        NOLAN, JR.        Trustee since      Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        Eclipse Funds Inc. since June
                                             Management (1994 to 2004)                         2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 2006
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        73         Trustee, Eclipse Funds since
        TRUTANIC          Trustee since      Executive Officer (1990 to                        June 2007 (3 funds); Director,
        2/13/52           1994               1999), Somerset Group                             Eclipse Funds Inc. since June
                                             (financial advisory firm);                        2007 (22 funds); Director, ICAP
                                             Managing Director and Advisor,                    Funds, Inc., since June 2007 (3
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002 to                         Series Fund, Inc., since June
                                             2004); Senior Managing Director                   2007 (24 portfolios)
                                             and Partner, Groupe Arnault
                                             S.A. (private investment firm)
                                             (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 34   MainStay Value Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD                                    NUMBER OF FUNDS
                          WITH THE TRUST                                      IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             73         Trustee, Eclipse Funds since
        5/22/40           Trustee and Audit  Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Committee          Business, University of                           Eclipse Funds Inc. since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (22 funds); Director, ICAP
                          since June 2007    Weil Associates, Inc.                             Funds, Inc., since June 2007 (3
                                             (consulting firm)                                 funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1994
                                                                                               (24 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          73         Trustee, Eclipse Funds since
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             Eclipse Funds Inc. since June
                                                                                               2007 (22 funds); Director, ICAP
                                                                                               Funds, Inc., since June 2007 (3
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since 1997
                                                                                               (24 portfolios); Trustee,
                                                                                               Direxion Funds (69 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Terry L. Lierman resigned as Trustee of the Trust effective May 31, 2007. Edward
J. Hogan, John B. McGuckian and Donald E. Nickelson resigned as Trustees of the Trust effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Trust effective June 7, 2007:

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2004               advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2004), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                             NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                             (since 2004), Madison Capital Funding LLC (since 2002), and
                                             Institutional Capital LLC (since 2006); Chief Legal Officer,
                                             Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                             Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and      Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal          (since June 2007); Treasurer and Principal Financial and
        5/12/64           Financial and      Accounting Officer, Eclipse Funds, Eclipse Funds Inc.,
                          Accounting         MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Officer since      June 2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        President since    Senior Managing Director and Chief Marketing Officer, New
        FISHER            March 2007         York Life Investment Management LLC (since 2005); Managing
        2/22/59                              Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations) (since 2000); Executive
        2/8/59            since 2005         Vice President, New York Life Trust Company (since 2006);
                                             Vice President--Administration, Eclipse Funds, Eclipse Funds
                                             Inc. and MainStay VP Series Fund, Inc. (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          POSITION(S) HELD
                          WITH THE TRUST
        NAME AND          AND                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      2006) and Managing Director and Chief Compliance Officer
        12/16/65          Chief Compliance   (2003 to 2006), New York Life Investment Management LLC and
                          Officer since      New York Life Investment Management Holdings LLC; Senior
                          2006               Managing Director, Compliance (since 2006) and Managing
                                             Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC (since
                                             2006); Senior Vice President and Chief Compliance Officer,
                                             Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                             Inc., and ICAP Funds, Inc. (since 2006); Vice President--
                                             Compliance, Eclipse Funds, Eclipse Funds Inc. and MainStay
                                             VP Series Fund, Inc. (2004 to 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON*         2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC (since
                                             2005); Secretary, Eclipse Funds, Eclipse Funds Inc. and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Trust, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Trust.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Trust effective June 7, 2007.

Christopher O. Blunt resigned as President of the Trust effective March 12,
2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Trust effective March 19, 2007.

 36   MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A011872         (RECYCLE SYMBOL)       MS329-07                MSV11-12/07

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was not amended during the period covered by the report. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2007 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $747,000.

The aggregate fees billed for the fiscal year ended October 31, 2006 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $812,750.

(b) Audit Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i)
$0 for the fiscal year ended October 31, 2007, and (ii) $0 for the fiscal year ended October 31, 2006. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use of the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $70,700 during the fiscal year ended October 31, 2007, and (ii) $90,100 during the fiscal year ended October 31, 2006. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i)
$0 during the fiscal year ended October 31, 2007, and (ii) $0 during the fiscal year ended October 31, 2006.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit and Compliance Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2007 and October 31, 2006 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $32,750 for the fiscal year ended October 31, 2007, and
(ii) $25,000 for the fiscal year ended October 31, 2006.

(h) The Registrant's Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2007 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President

Date: January 4, 2008


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 4, 2008

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.